UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Churchill Capital Corp
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)
Title of each class of securities to which transaction applies:
Ordinary Shares, Ordinary Shares Issuable Upon Exercise of Warrants

2)
Aggregate number of securities to which transaction applies:
103,912,174

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$11.08

4)
Proposed maximum aggregate value of transaction:
$1,151,346,887.92

5)
Total fee paid:
$139,543.24

☐
Fee paid previously with preliminary materials.

☒
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:
$139,543.24

2)
Form, Schedule or Registration Statement No.:
Form F-4 (File No. 333-229899)

3)
Filing Party:
Clarivate Analytics Plc

4)
Date Filed:
February 27, 2019

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED MARCH 29, 2019
CHURCHILL CAPITAL CORP
640 Fifth Avenue, 12th Floor
New York, NY 10019
NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON            , 2019
TO THE STOCKHOLDERS OF CHURCHILL CAPITAL CORP
NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Churchill Capital Corp (“Churchill”), a Delaware corporation, will be held at             a.m. eastern time, on            , 2019, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to Churchill, at 1285 Avenue of the Americas, New York, New York 10019. You are cordially invited to attend the special meeting, which will be held for the following purposes:
(1)
to consider and vote upon a proposal to approve the business combination described in this proxy statement/prospectus, including (a) the Agreement and Plan of Merger, dated as of January 14, 2019 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated February 26, 2019, and Amendment No. 2 to the Agreement and Plan of Merger, dated March 29, 2019, the “Merger Agreement”), by and among Churchill, Clarivate Analytics Plc (“Clarivate”), a public limited company newly incorporated under the laws of Jersey, Channel Islands, and currently owned 50% by Onex Partners IV LP and 50% by Onex Partners IV GP LP, CCC Merger Sub, Inc., a newly formed Delaware corporation and wholly owned subsidiary of Clarivate (“Delaware Merger Sub”), Camelot Merger Sub (Jersey) Limited, a newly formed private limited company organized under the laws of Jersey, Channel Islands and wholly owned subsidiary of Clarivate (“Jersey Merger Sub”), and Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of Jersey, Channel Islands (“Company”), which, among other things, provides for (i) Jersey Merger Sub to be merged with and into the Company with the Company being the surviving company in the merger (the “Jersey Merger”) and (ii) Delaware Merger Sub to be merged with and into Churchill with Churchill being the surviving corporation in the merger (the “Delaware Merger”, and together with the Jersey Merger the “Mergers” and the Mergers, together with the other transactions contemplated by the Merger Agreement, the “Transactions”) and (b) the other transactions contemplated by the Merger Agreement and related Sponsor Agreement described in this proxy statement/prospectus — we refer to this proposal as the “business combination proposal”;

(2)
to consider and vote upon separate proposals to approve the following material differences between the constitutional documents of Clarivate that will be in effect upon the closing of the Transactions and Churchill’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Clarivate Analytics Plc” as opposed to “Churchill Capital Corp”; (ii) Clarivate will have no limit on the number of shares which Clarivate is authorized to issue, as opposed to Churchill having 220,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; and (iii) Clarivate’s constitutional documents will not include the various provisions applicable only to special purpose acquisition corporations that Churchill’s amended and restated certificate of incorporation contains (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time) — we refer to these proposals collectively as the “charter proposals”; and

(3)
to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if Churchill is unable to consummate the business combination contemplated by the Merger Agreement — we refer to this proposal as the “adjournment proposal.”

These items of business are described in the attached proxy statement/prospectus, which we encourage you to read in its entirety before voting. Only holders of record of Churchill common stock at the close of business on            , 2019 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.
After careful consideration, Churchill’s board of directors has determined that the business combination proposal, the charter proposals and the adjournment proposal are fair to and in the best interests of Churchill and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” the business combination proposal, “FOR” each of the charter proposals and “FOR” the adjournment proposal, if presented.
Consummation of the Transactions is conditional on approval of each of the business combination proposal and the charter proposals. If any of the proposals is not approved, the other proposals will not be presented to stockholders for a vote.
All Churchill stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of Churchill common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker or bank.
A complete list of Churchill stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the principal executive offices of Churchill for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.
Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
Thank you for your participation. We look forward to your continued support.
By Order of the Board of Directors

/s/ Michael Klein
Michael Klein
Chairman of the Board and Director
           , 2019
IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE CHURCHILL REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CHURCHILL’S TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT AND WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANKS OR BROKERS TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “SPECIAL MEETING OF CHURCHILL STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.
This proxy statement/prospectus is dated            , 2019 and is first being mailed to Churchill stockholders, on or about            , 2019.

The information in this proxy statement/prospectus is not complete and may be changed. We may not issue these securities until the registration statement filed with the Securities and Exchange Commissions is effective. This proxy statement/prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED MARCH 29, 2019
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF
CHURCHILL CAPITAL CORP

PROSPECTUS FOR UP TO 69,200,000 ORDINARY SHARES
AND 34,712,174 ORDINARY SHARES UNDERLYING WARRANTS
OF
CLARIVATE ANALYTICS PLC

The board of directors of Churchill Capital Corp, a Delaware corporation (“Churchill”), has unanimously approved the Agreement and Plan of Merger, dated as of January 14, 2019 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated February 26, 2019, and Amendment No. 2 to the Agreement and Plan of Merger, dated March 29, 2019, the “Merger Agreement”), by and among Churchill, Clarivate, Delaware Merger Sub, Jersey Merger Sub and the Company which, among other things, provides for (a) Jersey Merger Sub to be merged with and into the Company with the Company being the surviving company in such merger (the “Jersey Merger”) and (b) Delaware Merger Sub to be merged with and into Churchill with Churchill being the surviving corporation in such merger (the “Delaware Merger”, together with the Jersey Merger the “Mergers” and the Mergers, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of and upon consummation of the Transactions, Churchill and the Company will become wholly owned subsidiaries of Clarivate, with the security holders of the Company and security holders of Churchill becoming security holders of Clarivate.
Pursuant to the Merger Agreement, each outstanding share of common stock of Churchill shall be converted into one ordinary share of Clarivate. The outstanding warrants of Churchill shall, by their terms, automatically entitle the holders to purchase ordinary shares of Clarivate upon consummation of the business combination. Accordingly, this proxy statement/prospectus covers an aggregate of 69,200,000 ordinary shares of Clarivate and the 34,712,174 ordinary shares underlying such warrants of Clarivate issuable to the stockholders of Churchill following consummation of the Transactions.
Proposals to approve the Merger Agreement and the other matters discussed in this proxy statement/prospectus will be presented at the special meeting of stockholders of Churchill scheduled to be held on            , 2019.
Churchill’s units, common stock and warrants are currently listed on the New York Stock Exchange (the “NYSE”) under the symbols CCC.U, CCC and CCC WS, respectively. Clarivate intends to apply for listing, to be effective at the time of the business combination, of its ordinary shares and warrants on the NYSE under the symbols CCC and CCC WS, respectively. Clarivate will not have units traded following consummation of the business combination. It is a condition of the consummation of the business combination that Clarivate’s ordinary shares are approved for listing on the NYSE, but there can be no assurance such listing condition will be met. If such listing condition is not met, the Transactions will not be consummated unless the listing condition set forth in the Merger Agreement is waived by the parties.
Each of Churchill and Clarivate is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and has elected to comply with certain reduced public company reporting requirements.
This proxy statement/prospectus provides you with detailed information about the Transactions and other matters to be considered at the special meeting of Churchill’s stockholders. We encourage you to carefully read this entire document. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 32.
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.
This proxy statement/prospectus is dated            , 2019, and is first being mailed to Churchill stockholders on or about            , 2019.

i

FREQUENTLY USED TERMS
Unless otherwise stated in this proxy statement/prospectus or the context otherwise requires, references to:
“2016 Transaction” are to separation of the Company’s business from Thomson Reuters pursuant to the Carve-out Acquisition Agreement;
“A&R Shareholders Agreement” are to the Amended and Restated Shareholders Agreement of Clarivate, dated January 14, 2019, entered into among the Company, Clarivate and the Company Owners;
“ACV” or “annualized contract value” are to the annualized value for a 12‑month period following a given date of all subscription-based client license agreements, assuming that all license agreements that come up for renewal during that period are renewed;
“amended and restated certificate of incorporation” are to Churchill’s certificate of incorporation currently in effect;
“annual revenue renewal rates” are to the metric used to determine renewal levels by existing customers across all of the Company’s product lines, and is a leading indicator of subscription renewal trends, which impact the Company’s ACV and results of operations and is calculated for a given period by dividing (a) the annualized dollar value of existing subscription product license agreements that are renewed during that period, including the value of any product downgrades, by (b) the annualized dollar value of existing subscription product license agreements;
“APAC” are to Australia, Brunei Darussalam, Cambodia, China, East Timor, Fiji, French Polynesia, Guam, Hong Kong, Indonesia, Japan, Kiribati, Macau, Malaysia, Maldives, Micronesia, Mongolia, Myanmar (Burma), New Caledonia, New Zealand, Papua New Guinea, Philippines, Samoa, Singapore, Solomon Islands, South Korea, Taiwan, Thailand, Thailand — BOI, Thailand — Non BOI, Tonga, Vanuatu and Vietnam;
“Articles” or “articles of association” are to Clarivate’s amended and restated memorandum of association and amended and restated articles of association to be adopted in connection with the consummation of the Transactions;
“Available Cash” are to, as of immediately prior to the consummation of the Transactions, the aggregate amount equal to (i) the cash available to be released from Churchill’s trust account, plus (ii) the cash held by Churchill outside of the trust account, minus (iii) the sum of all payments to be made as a result of the completion of the redemption offer for shares of Churchill common stock and any redemptions or conversions of Churchill common stock by any redeeming stockholders, minus (iv) certain fees and expenses described in the Merger Agreement (which Churchill currently estimates will be approximately $45.9 million in the aggregate), plus (v) the aggregate amount of cash received by Churchill from JMJS Group — II, LP (an affiliate of Jerre Stead) and Michael Klein pursuant to the Sponsor Agreement (which is expected to be $15 million from the purchase of 1,500,000 shares of common stock of Churchill immediately prior to the consummation of the Transactions);
“Baring” are to the affiliated funds of Baring Private Equity Asia Pte Ltd that from time to time hold ordinary shares of the Company prior to the closing of the transactions or hold ordinary shares of Clarivate following the closing of the Transactions;
“business combination” are to the transactions contemplated by the Merger Agreement and related agreements;
“Carve-out Acquisition Agreement” are to certain stock and asset purchase agreement, including all exhibits and schedules thereto, dated as of July 10, 2016, by and among Thomson Reuters Global Resources, Thomson Reuters U.S. LLC, Thomson Reuters Corporation and Camelot UK Bidco Limited, and all side letters and other agreements related thereto, in each case, as amended;
“Churchill IPO” are to the initial public offering by Churchill which closed on September 11, 2018;
“Clarivate warrants” are to the warrants exercisable to purchase ordinary shares of Clarivate following the conversion of Churchill’s existing warrants in the Mergers;

“common stock” are to Churchill’s Class A common stock and Class B common stock;
“Company Owners” are to the shareholders of the Company prior to the closing of the Transactions;
“completion window” are to the period following the completion of Churchill’s IPO at the end of which, if Churchill has not completed the business combination, it will redeem 100% of the public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to Churchill to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, subject to applicable law and certain conditions and as further described herein. The completion window ends on September 11, 2020;
“Credit Agreement” are to the Company’s credit agreement, dated as of October 3, 2016, governing the Term Loan Facility and the Revolving Credit Facility, as amended and/or supplemented from time to time;
“Credit Facilities” are to the Revolving Credit Facility and the Term Loan Facility;
“Designated Stock Exchange” are to the NYSE or any other stock exchange or automated quotation system on which Clarivate’s securities are then traded;
“DGCL” are to the Delaware General Corporation Law, as amended;
“Director Nomination Agreement” are to the Director Nomination Agreement to be entered into between Clarivate and Jerre Stead at the closing of the Transactions;
“Emerging Markets” are to Afghanistan, Algeria, Angola, Anguilla, Antigua and Barbuda, Argentina, Armenia, Aruba, Azerbaijan, Bahamas, Bahrain, Bangladesh, Barbados, Belarus, Belize, Benin, Bermuda, Bhutan, Bolivia, Botswana, Brazil, British Virgin Islands, Burundi, Cameroon, Cape Verde, Cayman Islands, Central African Republic, Chile, Colombia, Comoros Costa Rica, Cuba, Curacao, Cyprus, Democratic Republic of Congo, Djibouti, Dominica, Dominican Republic, Dutch Antilles, Ecuador, Egypt, El Salvador, Equatorial Guinea, Ethiopia, Gabon, Gambia, Georgia, Ghana, Grenada, Guatemala, Guinea, Guyana, Haiti, Honduras, India, Iran, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Lesotho, Liberia, Libya, Madagascar, Malawi, Malta, Mauritius, Mexico, Middle East, Montserrat, Morocco, Mozambique, Namibia, Nepal, Nicaragua, Niger, Nigeria, Oman, Other Africa, Pakistan, Panama, Paraguay, Peru, Puerto Rico, Qatar, Russia, Rwanda, Saint Kitts & Nevis, Saint Lucia, Saudi Arabia, Senegal, Seychelles, South Africa, Sri Lanka, St. Vincent & Grenadines, Suriname, Syria, Tanzania, Trinidad & Tobago, Tunisia, Turkey, Turkmenistan, Turks and Caicos Islands, Uganda, Ukraine, United Arab Emirates, Uruguay, Uzbekistan, Venezuela, Yemen, Zambia and Zimbabwe;
“Europe” are to Albania, Andorra, Austria, Belgium, Bosnia And Herzegovina, Bulgaria, Croatia, Czech Republic, Denmark, England, Estonia, Finland, France, Germany, Gibraltar, Greece, Guernsey, Hungary, Iceland, Ireland, Isle of Man, Israel, Italy, Jersey, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Moldova, Monaco, Montenegro, Netherlands, Norway, Poland, Portugal, Romania, San Marino, Scotland, Serbia, Slovakia, Slovenia, Spain, Sweden, Switzerland, United Kingdom and Wales;
“founders” are to Jerre Stead, Michael S. Klein, Sheryl von Blucher, Martin Broughton, Karen G. Mills, Balakrishnan S. Iyer, M. Klein Associates, Inc., The Iyer Family Trust dated 1/25/2001, Mills Family I, LLC and K&BM LP;
“founder shares” are to shares of Churchill’s Class B common stock and Churchill’s Class A common stock issued upon the automatic conversion thereof at the time of Churchill’s initial business combination as provided herein. The founder shares are held of record by the sponsor as of the record date. The 17,250,000 founder shares are distributable to the founders and Garden State, subject to the right of certain third party investors to purchase up to 200,000 of such founder shares upon the closing of the Transactions;
“Garden State” are to Garden State Capital Partners LLC, a Delaware limited liability company, in which Michael Klein holds an equity interest and is the managing member;
“Incentive Shares” are to the 7,000,000 ordinary shares of Clarivate which may become issuable pursuant to the Sponsor Agreement;

“initial stockholders” are to Churchill’s sponsor and any other holders of Churchill’s founder shares immediately prior to this offering;
“Klein Group” are to The Klein Group, LLC, an affiliate of Michael Klein and the sponsor and an affiliate and wholly owned subsidiary of M. Klein and Company;
“letter agreement” are to the letter agreement, dated September 6, 2018, from the sponsor to Churchill and the founders;
“M. Klein and Company” are to M. Klein and Company, LLC, a Delaware limited liability company, and its affiliates;
“North America” are to Canada and the United States;
“Onex” are to the affiliates of Onex Partners Advisor LP that from time to time hold ordinary shares of the Company prior to the closing of the Transactions or hold ordinary shares of Clarivate following the closing of the Transactions;
“private placement warrants” are to Churchill’s warrants issued to the sponsor in a private placement simultaneously with the closing of the Churchill IPO. Of the 18,300,000 private placement warrants, 212,174 are held by certain third party investors and the remainder are held by the sponsor and are distributable to the founders and Garden State;
“public shares” are to shares of Churchill’s Class A common stock sold as part of the units in the Churchill IPO (whether they were purchased in the Churchill IPO or thereafter in the open market);
“public stockholders” are to the holders of Churchill’s public shares, including the sponsor and Churchill’s officers and directors to the extent the sponsor and Churchill’s officers or directors purchase public shares, provided that each of their status as a “public stockholder” shall only exist with respect to such public shares;
“public warrants” are to Churchill’s warrants sold as part of the units in the Churchill IPO (whether they were purchased in the Churchill IPO or thereafter in the open market);
“Registration Rights Agreement” are to the Amended and Restated Registration Rights Agreement to be entered into at the closing of the Transactions among Clarivate, Churchill, sponsor, the founders, Garden State and the Company Owners;
“Revolving Credit Facility” are to the Company’s $175 million revolving credit facility, which expires on October 3, 2021 and is governed by the Credit Agreement;
“SEC” are to the Securities and Exchange Commission;
“sponsor” are to Churchill Sponsor LLC, a Delaware limited liability company and an affiliate of M. Klein and Company in which certain of Churchill’s directors and officers hold membership interests;
“Sponsor Agreement” are to the letter agreement, dated January 14, 2019, as amended, among Churchill, the Company, Clarivate, sponsor, the founders and Garden State, which amended and restated the letter agreement;
“Tax Receivable Agreement” are to the tax receivable agreement to be entered by the Company with the Company Owners prior to the consummation of the business combination;
“Term Loan Facility” are to the Company’s $1.55 billion term loan facility, which matures on October 3, 2023 and is governed by the Credit Agreement;
“Thomson Reuters” are to Thomson Reuters Corporation and its controlled entities;
“Transactions” are to the Mergers, together with the other transactions contemplated by the Merger Agreement;
“Transition” are to the Company’s transition to a standalone company following the closing of the 2016 Transaction;

“Transition Services Agreement” are to the Transition Services Agreement, dated July 10, 2016, between Thomson Reuters U.S. LLC and Camelot UK Bidco Limited, an indirect wholly owned subsidiary of the Company, as amended;
“TRA Parties” are to the Company Owners along with their assigns, as parties to the Tax Receivable Agreement; and
“warrants” are to the public warrants and the private placement warrants.

TRADEMARKS, TRADE NAMES AND SERVICE MARKS
Clarivate, the Company, Churchill and their respective subsidiaries own or have rights to trademarks, trade names and service marks that they use in connection with the operation of their business. In addition, their names, logos and website names and addresses are their trademarks or service marks. Other trademarks, trade names and service marks appearing in this proxy statement/prospectus are the property of their respective owners. Solely for convenience, in some cases, the trademarks, trade names and service marks referred to in this proxy statement/prospectus are listed without the applicable ®, ™ and SM symbols, but they will assert, to the fullest extent under applicable law, their rights to these trademarks, trade names and service marks.
SUMMARY OF THE MATERIAL TERMS OF THE TRANSACTIONS
The parties to the Transactions are Churchill, Clarivate, Delaware Merger Sub, Jersey Merger Sub and the Company. Pursuant to the Merger Agreement, (a) Jersey Merger Sub will be merged with and into the Company with the Company being the surviving company in the Jersey Merger and (b) Delaware Merger Sub will be merged with and into Churchill with Churchill being the surviving corporation in the Delaware Merger. See the section entitled “The Merger Agreement.”
The Company is the leading global information services and analytics company serving the scientific research, intellectual property and life sciences end-markets. Corporations, government agencies, universities, law firms and other professional services organizations around the world depend on the Company’s high-value, curated content, analytics and services. Unstructured data has grown exponentially over the last decade. This trend has resulted in a critical need for unstructured data to be meaningfully filtered, analyzed and curated into relevant information that facilitates key operational and strategic decisions made by businesses, academic institutions and governments worldwide. The Company has benefitted from this trend, and Churchill believes it will continue to benefit from this trend.
Under the Merger Agreement, Company Owners will receive an aggregate of 217.5 million ordinary shares of Clarivate (subject to certain adjustments). See the section entitled “The Business Combination Proposal — Structure of the Transactions.”
Each outstanding share of common stock of Churchill shall be converted into one ordinary share of Clarivate. The outstanding warrants of Churchill shall, by their terms, automatically entitle the holders to purchase ordinary shares of Clarivate upon consummation of the business combination. Accordingly, at the closing of the Transactions, the Company Owners will hold approximately 74% of the issued and outstanding ordinary shares of Clarivate and current stockholders of Churchill will hold approximately 26% of the issued and outstanding shares of Clarivate (assuming no holder of Churchill’s public shares exercises redemption rights as described in this proxy statement/prospectus and excluding the impact of (i) 52.8 million warrants, (ii) approximately 24.5 million compensatory options issued to the Company’s management (based on the number of options to purchase Company ordinary shares outstanding as of December 31, 2018) and (iii) 10.6 million ordinary shares of Clarivate owned of record by the sponsor and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher following the expiration of applicable lock-up and vesting restrictions). After giving effect to the satisfaction of the vesting restrictions, the Company Owners will hold approximately 71% of the issued and outstanding ordinary shares of Clarivate. See the section entitled “The Business Combination Proposal — Pro Forma Ownership of the Company Owners and Churchill Holders.”
The sponsor, the founders and Garden State entered into the Sponsor Agreement pursuant to which they have agreed to comply with the provisions of the Merger Agreement applicable to such persons as well as the covenants set forth in the Sponsor Agreement, including voting all shares of common stock of Churchill beneficially owned by such persons in favor of the Transactions. The Sponsor Agreement provides that the ordinary shares of Clarivate and Clarivate warrants to be issued to such persons in connection with the Mergers will be subject to a three-year lock-up restriction (partially reduced to two years, under certain circumstances). The Sponsor Agreement also provides that the ordinary shares of Clarivate to be issued to the sponsor in connection with the Mergers in respect of founder shares and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher, and the Clarivate warrants held by the sponsor and available for distribution to such persons and to Garden State, in each case, will be subject to certain time and performance-based vesting provisions as described under “The Business Combination Proposal — Sponsor Agreement.”
The Merger Agreement provides that either Churchill or the Company may terminate the Merger Agreement if the Transactions are not consummated by July 31, 2019. Additionally, the Merger Agreement may be terminated, among other reasons, by either Churchill or the Company upon a material breach of the other party if not cured within thirty days of delivery to such party of a notice of an intent to terminate. See the section entitled “The Merger Agreement — Conditions to Closing of the Transactions.”
In addition to voting on the Transactions, the stockholders of Churchill will vote on separate proposals to approve the following material differences between the constitutional documents of Clarivate that will be in effect upon the closing of the Transactions and Churchill’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Clarivate Analytics Plc” as opposed to “Churchill Capital Corp”; (ii) Clarivate will have no limit on the number of shares which Clarivate is authorized to issue, as opposed to Churchill having 220,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; and (iii) Clarivate’s constitutional documents will not include the various provisions applicable only to special purpose acquisition corporations that Churchill’s amended and restated certificate of incorporation contains (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time). This vote, however, will not actually result in stockholders of Churchill approving Clarivate’s constitutional documents or amendments to Churchill’s corporate governing documents but instead will simply approve the aforementioned material differences in the two sets of documents. The stockholders of Churchill will also vote on a proposal to approve, if necessary, an adjournment of the special meeting. See the sections entitled “The Charter Proposals” and “The Adjournment Proposal.”
The parties expect that upon consummation of the Transactions, the board will consist of fourteen (14) directors, which will be reduced to thirteen (13) directors at the end of 2020. Upon completion of the Transactions, the executive officers of Clarivate will include Jerre Stead (Executive Chairman of the Board of Directors), Jay Nadler (Chief Executive Officer), Richard Hanks (Chief Financial Officer) and Stephen Hartman (General Counsel and Global Head of Corporate Development), as well as those persons described under “Information about Executive Officers, Directors and Nominees.” These individuals, other than Jerre Stead, currently hold the same positions with the Company. See the section entitled “Information about Executive Officers, Directors and Nominees.”
Pursuant to the Registration Rights Agreement, the sponsor, the founders, Garden State and the Company Owners will be granted certain rights to have registered, in certain circumstances, the resale under the Securities Act of 1933, as amended (the “Securities Act”) of the ordinary shares of Clarivate received by them in the Transactions and the Clarivate warrants held by them following the consummation of the Transactions, subject to certain conditions set forth therein. See the section entitled “The Business Combination Proposal — Related Agreements — Registration Rights Agreement.” Pursuant to the A&R Shareholders Agreement, Onex and Baring will be granted certain rights to nominate members of the board of Clarivate following the closing of the Transactions, subject to certain conditions set forth therein. Pursuant to the Director Nomination Agreement, Jerre Stead or his successor pursuant to the terms of the Director Nomination Agreement will be granted certain rights to nominate members of the board of Clarivate following the closing the Transactions, subject to certain conditions set forth therein. See the sections entitled “The Business Combination Proposal — Related Agreements — Amended and Restated Shareholders Agreement” and “The Business Combination Proposal — Related Agreements — Director Nomination Agreement.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
The questions and answers below highlight only selected information from this proxy statement/prospectus and only briefly address some commonly asked questions about the special meeting and the proposals to be presented at the special meeting, including with respect to the proposed business combination. The following questions and answers do not include all the information that is important to Churchill stockholders. Stockholders are urged to read carefully this entire proxy statement/prospectus, including the Annexes and the other documents referred to herein, to fully understand the proposed business combination and the voting procedures for the special meeting.
Q.
Why am I receiving this proxy statement/prospectus?

A.
Churchill and the Company have agreed to a business combination under the terms of the Merger Agreement that is described in this proxy statement/prospectus. A copy of the Merger Agreement is attached to this proxy statement/prospectus as Annex A-1, as amended by Annexes A-2 and A-3 (together, “Annex A”), and Churchill encourages its stockholders to read it in its entirety. Churchill’s stockholders are being asked to consider and vote upon a proposal to adopt the Merger Agreement, which, among other things, provides for (a) Jersey Merger Sub to be merged with and into the Company with the Company being the surviving corporation in the Jersey Merger and (b) Delaware Merger Sub to be merged with and into Churchill with Churchill being the surviving corporation in the Delaware Merger See the section entitled “The Business Combination Proposal.”

Q.
Are there any other matters being presented to stockholders at the meeting?

A.
In addition to voting on the business combination, the stockholders of Churchill will vote on the following:

1.
Separate proposals to approve the following material differences between the constitutional documents of Clarivate that will be in effect upon the closing of the Transactions and Churchill’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Clarivate Analytics Plc” as opposed to “Churchill Capital Corp”; (ii) Clarivate will have no limit on the number of shares which Clarivate is authorized to issue, as opposed to Churchill having 220,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; and (iii) Clarivate’s constitutional documents will not include the various provisions applicable only to special purpose acquisition corporations that Churchill’s amended and restated certificate of incorporation contains (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time). This vote, however, will not actually result in stockholders of Churchill approving Clarivate’s constitutional documents or amendments to Churchill’s corporate governing documents but instead will simply approve the aforementioned material differences in the two sets of documents. See the section entitled “The Charter Proposals.”

2.
To adjourn the meeting to a later date or dates to permit further solicitation and vote of proxies if Churchill would not have been able to consummate the business combination. See the section entitled “The Adjournment Proposal.”

Churchill will hold the special meeting of its stockholders to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the proposed business combination and the other matters to be acted upon at the special meeting. Stockholders should read it carefully.
Consummation of the Transactions is conditional on approval of each of the business combination proposal and the charter proposals. If any of the proposals is not approved, the other proposals will not be presented to stockholders for a vote.
The vote of stockholders is important. Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.

Q.
I am a Churchill warrant holder. Why am I receiving this proxy statement/prospectus?

A.
Upon consummation of the Transactions, the Churchill warrants shall, by their terms, entitle the holders to purchase ordinary shares of Clarivate in lieu of shares of Churchill common stock at a purchase price of  $11.50 per share. This proxy statement/prospectus includes important information about Clarivate and the business of Clarivate and its subsidiaries following consummation of the Transactions. As holders of Churchill warrants will be entitled to purchase ordinary shares of Clarivate upon consummation of the Transactions, Churchill urges you to read the information contained in this proxy statement/prospectus carefully.

Q.
Why is Churchill proposing the business combination?

A.
Churchill was organized to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities.

On September 11, 2018, Churchill completed its initial public offering of units, with each unit consisting of one share of its common stock and one-half of one warrant, each whole warrant to purchase one share of common stock at a price of  $11.50, raising total gross proceeds of approximately $690,000,000. Since the Churchill IPO, Churchill’s activity has been limited to the evaluation of business combination candidates.
The Company is the leading global information services and analytics company serving the scientific research, intellectual property and life sciences end-markets. Corporations, government agencies, universities, law firms and other professional services organizations around the world depend on the Company’s high-value, curated content, analytics and services. Unstructured data has grown exponentially over the last decade. This trend has resulted in a critical need for unstructured data to be meaningfully filtered, analyzed and curated into relevant information that facilitates key operational and strategic decisions made by businesses, academic institutions and governments worldwide. The Company has benefitted from this trend, and Churchill believes it will continue to benefit from this trend.
Based on its due diligence investigations of the Company and the industry in which it operates, including the financial and other information provided by the Company in the course of their negotiations in connection with the Merger Agreement, Churchill believes that the Company has a leading position in global markets, diversified product lines, longstanding customer relationships and a management team with skills that are complementary to those of Churchill’s co-founder Jerre Stead, who will become Executive Chairman of the combined company. As a result, Churchill believes that a business combination with the Company will provide Churchill stockholders with an opportunity to participate in the ownership of a company with significant growth potential. See the section entitled “The Business Combination Proposal — Churchill’s Board of Directors’ Reasons for Approval of the Transactions.”
Q.
Did the Churchill board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the business combination?

A.
Churchill’s board of directors did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the business combination with the Company. The officers and directors of Churchill and Churchill’s advisors have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds, together with the experience and sector expertise of Churchill’s financial advisors, enabled them to make the necessary analyses and determinations regarding the business combination with the Company. In addition, Churchill’s officers and directors and Churchill’s advisors have substantial experience with mergers and acquisitions. Accordingly, investors will be relying solely on the judgment of Churchill’s board of directors and Churchill’s advisors in valuing the Company’s business.

Q.
Do I have redemption rights?

A.
If you are a holder of public shares, you have the right to demand that Churchill redeem such shares for a pro rata portion of the cash held in Churchill’s trust account provided that you vote either for or against the business combination proposal. Churchill sometimes refers to these rights to demand redemption of the public shares as “redemption rights.”
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) will be restricted from seeking redemption with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed.
Under Churchill’s amended and restated certificate of incorporation, the business combination may be consummated only if Churchill has at least $5,000,001 of net tangible assets after giving effect to all holders of public shares that properly demand redemption of their shares for cash. However, the Company is not required to consummate the Transactions if there is not at least $550,000,000 of Available Cash.
Q.
How do I exercise my redemption rights?

A.
If you are a holder of public shares and wish to exercise your redemption rights, you must (i) demand that Churchill redeem your shares into cash no later than the second business day preceding the vote on the business combination proposal by delivering your stock to Churchill’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit and Withdrawal at Custodian) system prior to the vote at the special meeting. Any holder of public shares will be entitled to demand that such holder’s shares be redeemed for a full pro rata portion of the amount then in the trust account (which, for illustrative purposes, was $           , or $            per share, as of            , 2019, the record date). Such amount, less any owed but unpaid taxes on the funds in the trust account, will be paid promptly upon consummation of the business combination. However, under Delaware law, the proceeds held in the trust account could be subject to claims which could take priority over those of Churchill’s public stockholders exercising redemption rights, regardless of whether such holders vote for or against the business combination proposal. Therefore, the per-share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal other than the business combination proposal will have no impact on the amount you will receive upon exercise of your redemption rights.

Any request for redemption, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the business combination proposal at the special meeting. If you deliver your shares for redemption to Churchill’s transfer agent and later decide prior to the special meeting not to elect redemption, you may request that Churchill’s transfer agent return the shares (physically or electronically). You may make such request by contacting Churchill’s transfer agent at the address listed at the end of this section.
Any corrected or changed proxy card or written demand of redemption rights must be received by Churchill’s transfer agent prior to the vote taken on the business combination proposal at the special meeting. No demand for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to the transfer agent prior to the vote at the special meeting.
If a holder of public shares votes for or against the business combination proposal and demand is properly made as described above, then, if the business combination is consummated, Churchill will redeem these shares for a pro rata portion of funds deposited in the trust account. If you exercise your redemption rights, then you will be exchanging your shares of Churchill common stock for cash and will not be entitled to ordinary shares of Clarivate upon consummation of the Transactions.
If you are a holder of public shares and you exercise your redemption rights, it will not result in the loss of any Churchill warrants that you may hold. Your whole warrants will become exercisable to purchase one ordinary share of Clarivate in lieu of one share of Churchill common stock for a purchase price of  $11.50 upon consummation of the business combination.

Q.
Do I have appraisal rights if I object to the proposed business combination?

A.
No. Neither Churchill stockholders nor its unit or warrant holders have appraisal rights in connection with the business combination under the DGCL. See the section entitled “Special Meeting of Churchill Stockholders — Appraisal Rights.”

Q.
What happens to the funds deposited in the trust account after consummation of the business combination?

A.
Of the net proceeds of the Churchill IPO, $676,200,000, together with $18,300,000 of the amount raised from the private sale of warrants simultaneously with the consummation of the Churchill IPO, for a total of  $690,000,000, was placed in the trust account immediately following the Churchill IPO. After consummation of the business combination, the funds in the trust account will be used to pay holders of the public shares who exercise redemption rights, to pay fees and expenses incurred in connection with the business combination (including aggregate fees of approximately $24,150,000 as deferred underwriting commissions) and for Clarivate’s working capital and general corporate purposes, including to pay down a portion of the Company’s debt.

Q.
What happens if a substantial number of public stockholders vote in favor of the business combination proposal and exercise their redemption rights?

A.
Churchill’s public stockholders may vote in favor of the business combination and still exercise their redemption rights. Accordingly, the business combination may be consummated even though the funds available from the trust account and the number of public stockholders are substantially reduced as a result of redemptions by public stockholders. However, the Company is not required to consummate the Transactions if there is not at least $550,000,000 of Available Cash. Also, with fewer public shares and public stockholders, the trading market for Clarivate’s ordinary shares may be less liquid than the market for Churchill’s shares of common stock were prior to the Transactions and Clarivate may not be able to meet the listing standards of a national securities exchange. In addition, with fewer funds available from the trust account, the capital infusion from the trust account into the Company’s business will be reduced and the Company may not be able to achieve its plan of reducing its outstanding indebtedness.

Q.
What happens if the business combination is not consummated?

A.
If Churchill does not complete the business combination with the Company for whatever reason, Churchill would search for another target business with which to complete a business combination. If Churchill does not complete the business combination with the Company or another target business by September 11, 2020, Churchill must redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then held in the trust account divided by the number of outstanding public shares. The sponsor, founders and Garden State have no redemption rights in the event a business combination is not effected in the required time period, and, accordingly, their founder shares will be worthless. Additionally, in the event of such liquidation, there will be no distribution with respect to Churchill’s outstanding warrants. Accordingly, the warrant will expire worthless.

Q.
How does the sponsor intend to vote on the proposals?

A.
The sponsor owns of record and is entitled to vote an aggregate of 20% of the outstanding shares of Churchill’s common stock. The sponsor, the founders and Garden State have agreed to vote any founder shares and any public shares held by them as of the record date, in favor of the Transactions.

Q.
When do you expect the business combination to be completed?

A.
It is currently anticipated that the business combination will be consummated promptly following the Churchill special meeting which is set for            , 2019; however, such meeting could be adjourned, as described above. For a description of the conditions to the completion of the business combination, see the section entitled “The Merger Agreement — Conditions to the Closing of the Transactions.”

Q.
What do I need to do now?

A.
Churchill urges you to read carefully and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the business combination will affect you as a stockholder and/or warrant holder of Churchill. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q.
How do I vote?

A.
If you are a holder of record of Churchill common stock on the record date, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.
No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.
May I change my vote after I have mailed my signed proxy card?

A.
Yes. Stockholders may send a later-dated, signed proxy card to Churchill’s transfer agent at the address set forth at the end of this section so that it is received prior to the vote at the special meeting or attend the special meeting in person and vote. Stockholders also may revoke their proxy by sending a notice of revocation to Churchill’s transfer agent, which must be received prior to the vote at the special meeting.

Q.
What happens if I fail to take any action with respect to the special meeting?

A.
If you fail to take any action with respect to the special meeting and the business combination is approved by stockholders and consummated, you will become a shareholder of Clarivate and/or your warrants will entitle you to purchase ordinary shares of Clarivate. As a corollary, failure to vote either for or against the business combination proposal means you will not have any redemption rights in connection with the business combination to exchange your shares of common stock for a pro rata share of the funds held in Churchill’s trust account. If you fail to take any action with respect to the special meeting and the business combination is not approved, you will continue to be a stockholder and/or warrant holder of Churchill.

Q.
What should I do with my stock and/or warrants certificates?

A.
Those stockholders who do not elect to have their Churchill shares redeemed for the pro rata share of the trust account should not submit their stock certificates now. After the consummation of the business combination, Clarivate will send instructions to Churchill stockholders regarding the exchange of their Churchill common stock for ordinary shares of Clarivate. Churchill stockholders who exercise their redemption rights must deliver their stock certificates to Churchill’s transfer agent (either physically or electronically) prior to the vote at the special meeting as described above.

Upon consummation of the Transactions, Churchill’s warrants, by their terms, will entitle holders to purchase ordinary shares of Clarivate. Therefore, warrant holders need not deliver their warrants to Churchill or Clarivate at that time.
Q.
What should I do if I receive more than one set of voting materials?

A.
Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Churchill shares.
Q.
Who can help answer my questions?

A.
If you have questions about the Transactions or if you need additional copies of the proxy statement/prospectus or the enclosed proxy card you should contact:

Churchill Capital Corp
640 Fifth Avenue, 12th Floor
New York, NY 10019
Tel: (212) 380-7500
Email: info@churchillcapitalcorp.com
or:
Robert Marese
MacKenzie Partners, Inc.
1407 Broadway
New York, NY 10018
Tel: (212) 929-5500
Email: proxy@mackenziepartners.com
You may also obtain additional information about Churchill from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your public shares, you will need to deliver your stock (either physically or electronically) to Churchill’s transfer agent at the address below prior to the vote at the special meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
(212) 509-4000

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS
This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the special meeting, including the business combination, you should read this entire document carefully, including the Merger Agreement attached as Annex A to this proxy statement/prospectus. The Merger Agreement is the legal document that governs the Transactions that will be undertaken in connection with the business combination. It is also described in detail in this proxy statement/prospectus in the section entitled “The Merger Agreement.”
The Parties
Churchill
Churchill Capital Corp is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Churchill was incorporated under the laws of Delaware on June 20, 2018.
On September 11, 2018, Churchill closed its initial public offering of 69,000,000 units, including the exercise of the over-allotment option to the extent of 9,000,000 units, with each unit consisting of one share of its common stock and one-half of one warrant, each whole warrant to purchase one share of its common stock at a purchase price of  $11.50 commencing upon the later of  (i) 30 days after Churchill’s completion of a business combination and (ii) September 11, 2019. The units from the Churchill IPO were sold at an offering price of  $10.00 per unit, generating total gross proceeds of  $690,000,000. Simultaneously with the consummation of the Churchill IPO and the exercise of the underwriters’ over-allotment option, Churchill consummated the private sale of 18,300,000 warrants at $1.00 per warrant for an aggregate purchase price of  $18,300,000. A total of  $690,000,000, was deposited into the trust account and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Churchill IPO was conducted pursuant to a registration statement on Form S-1 (Reg. No. 333-226928) that became effective on September 6, 2018. As of            , 2019, the record date, there was approximately $            held in the trust account.
Churchill’s units, common stock and warrants are listed on the NYSE under the symbols CCC.U, CCC and CCC WS, respectively.
The mailing address of Churchill’s principal executive office is 640 Fifth Avenue, 12th Floor, New York, NY 10019. Its telephone number is (212) 380-7500. After the consummation of the business combination, its principal executive office will be that of the Company.
Clarivate
Clarivate Analytics Plc is a subsidiary owned 50% by Onex Partners IV LP and 50% by Onex Partners IV GP LP and was formed solely for the purpose of effectuating the Transactions described herein. Clarivate was incorporated under the laws of Jersey, Channel Islands, as a public limited company on January 7, 2019. Clarivate owns no material assets and does not operate any business.
Onex Partners IV LP and Onex Partners IV GP LP each holds one ordinary share in Clarivate, being the only shares currently in issue. The mailing address of Clarivate’s principal executive office is 4th Floor, St. Paul’s Gate, 22-24 New Street, St. Helier, Jersey JE1 4TR. Its telephone number is +44 153 450 4700 (ext. 4531). After the consummation of the business combination, its principal executive office will be located at Friars House, 160 Blackfriars Road, London, SE1 8EZ, UK, which is the Company’s corporate headquarters. Its telephone number is +44 207 433 4000.
Delaware Merger Sub
CCC Merger Sub, Inc. is a wholly owned subsidiary of Clarivate formed solely for the purpose of effectuating the Delaware Merger described herein. Delaware Merger Sub was incorporated under the laws of Delaware as a corporation on January 7, 2019. Delaware Merger Sub owns no material assets and does not operate any business.

The mailing address of Delaware Merger Sub’s principal executive office is 1500 Spring Garden, Philadelphia, PA 19130, USA and its telephone number is (215) 386-0100. After the consummation of the business combination, Delaware Merger Sub will cease to exist as a separate legal entity.
Jersey Merger Sub
Camelot Merger Sub (Jersey) Limited is a wholly owned subsidiary of Clarivate formed solely for the purpose of effectuating the Jersey Merger described herein. Jersey Merger Sub was formed under the laws of Jersey, Channel Islands, as a private limited company on January 7, 2019. Jersey Merger Sub owns no material assets and does not operate any business.
The mailing address of Jersey Merger Sub’s principal executive office is Clarivate Merger Sub (Jersey) Limited, 4th Floor, St. Paul’s Gate, 22-24 New Street, St. Helier, Jersey JE1 4TR. After the consummation of the business combination, Jersey Merger Sub will cease to exist as a separate legal entity.
Company Owners
Onex
Founded in 1984, Onex Corporation is one of North America’s oldest and most successful private equity firms. Onex is focused on acquiring and building market-leading businesses and currently owns interests in a broad range of companies aggregating $32 billion in annual revenues and $52 billion in assets, and employing approximately 218,000 people worldwide.
Over Onex’s 35-year history, Onex has built more than 100 operating businesses and completed approximately 615 acquisitions with a total value of over $76 billion. Today, Onex has approximately $33 billion of assets under management, operates from offices in Toronto, New York, London and New Jersey and is listed on the Toronto Stock Exchange (TSX:OCX). Onex’s large-cap private equity investing activity is conducted through the Onex Partners funds, including Onex Partners V LP, an investment vehicle with approximately $7.15 billion of funding commitments. Onex has extensive experience investing in operational restructurings, platforms for add-on acquisitions, and carve-outs of subsidiaries from multinational corporations.
Baring Private Equity Asia
Baring Private Equity Asia Group Limited (“BPEA”) is one of the largest and most established independent alternative asset management platforms in Asia, with a total committed capital of over $17 billion. BPEA comprises a pan-Asian private equity investment program, sponsoring buyouts and providing growth capital to companies for expansion or acquisitions with a particular focus on the Asia Pacific region, as well as investing into companies globally that can benefit from further expansion into the Asia Pacific region. BPEA also advises dedicated funds focused on private real estate and private credit. BPEA affiliated funds have been investing in Asia since 1997 and has over 170 employees located across eight Asian offices in Hong Kong, Shanghai, Beijing, Mumbai, Delhi, Singapore, Jakarta and Tokyo. BPEA affiliated funds currently have over 30 portfolio companies active across Asia with a total of 158,000 employees and sales of approximately $31 billion.
The Company
The Company is the leading global information services and analytics company serving the scientific research, intellectual property and life sciences end-markets. Corporations, government agencies, universities, law firms and other professional services organizations around the world depend on the Company’s high-value, curated content, analytics and services. Unstructured data has grown exponentially over the last decade. This trend has resulted in a critical need for unstructured data to be meaningfully filtered, analyzed and curated into relevant information that facilitates key operational and strategic decisions made by businesses, academic institutions and governments worldwide. The Company has benefitted from this trend, and Churchill believes it will continue to benefit from this trend.

The Company is a private limited company incorporated under the laws of Jersey, Channel Islands and commenced operations in October 2016.
The mailing address of the Company’s principal executive office is Friars House, 160 Blackfriars Road, London, SE1 8EZ, UK , and its telephone number is +44 207 433 4000.
Emerging Growth Company
Each of Churchill and Clarivate is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, they are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find Clarivate’s securities less attractive as a result, there may be a less active trading market for Clarivate’s securities and the prices of Clarivate’s securities may be more volatile.
Clarivate will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the date on which Clarivate ordinary shares were offered in connection with the Transactions, (b) in which it has total annual gross revenues of at least $1.07 billion, or (c) in which it is deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which it has issued more than $1.00 billion in non-convertible debt during the prior three-year period. References herein to “emerging growth company” shall have the meaning associated with it in the JOBS Act.
The Business Combination Proposal
Structure of the Transactions
Pursuant to the Merger Agreement, a business combination between Churchill and the Company will be effected through the Jersey Merger, whereby Jersey Merger Sub will merge with and into the Company with the Company surviving such merger, followed by the Delaware Merger, whereby Delaware Merger Sub will merge with and into Churchill, with Churchill surviving such merger.
Consideration to the Company Owners
As consideration for all of the outstanding shares of the Company, the Company Owners will receive 217.5 million ordinary shares of Clarivate (subject to certain adjustments).
Consideration to Churchill Holders
Each outstanding share of common stock of Churchill shall be converted into one ordinary share of Clarivate. The outstanding warrants of Churchill shall, by their terms, automatically entitle the holders to purchase ordinary shares of Clarivate upon consummation of the business combination.
Consideration to Holders of the Company’s Share Options
Outstanding options to purchase ordinary shares in the Company will be converted upon the effective time of the business combination into options to purchase ordinary shares in Clarivate based upon an exchange ratio that is intended to preserve the intrinsic value and economics of such options. For additional information, please read the discussion under the heading “Director and Executive Officer Compensation — Employee Share Plans.”

Transfer and Vesting Restrictions on Sponsor’s, Founders’ and Garden State’s Equity
In connection with the execution of the Merger Agreement, the sponsor, the founders and Garden State entered into the Sponsor Agreement, which provides, among other things, for (i) the ordinary shares of Clarivate and Clarivate warrants to be issued to such persons in connection with the Mergers to be subject to a three-year lock-up restriction (partially reduced to two-years, under certain circumstances) and (ii) the ordinary shares of Clarivate to be issued to the sponsor in connection with the Mergers in respect of founder shares and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher, and the Clarivate warrants held by the sponsor and available for distribution to such persons and to Garden State, in each case, to be subject to certain time and performance-based vesting provisions.
Pro Forma Ownership of the Company Owners and Churchill Holders
At the closing of the Transactions, the Company Owners will hold approximately 74% of the issued and outstanding ordinary shares of Clarivate and the current stockholders of Churchill will hold approximately 26% of the issued and outstanding shares of Clarivate (assuming no holder of public shares exercises redemption rights and excluding the impact of  (i) 52.8 million warrants, (ii) approximately 24.5 million compensatory options issued to Company management (based on the number of options to purchase Company ordinary shares outstanding as of December 31, 2018) and (iii) 10.6 million ordinary shares of Clarivate owned of record by the sponsor and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher following the expiration of applicable lock-up and vesting restrictions. After giving effect to the satisfaction of the vesting restrictions, the Company Owners will hold approximately 71% of the issued and outstanding ordinary shares of Clarivate.
After consideration of the factors identified and discussed in the section entitled “The Business Combination Proposal — Churchill’s Board of Directors’ Reasons for Approval of the Transactions,” Churchill’s board of directors concluded that the Transactions met all of the requirements disclosed in the prospectus for the Churchill IPO, including that such business had a fair market value of at least 80% of the balance of the funds in the trust account at the time of execution of the Merger Agreement (excluding the deferred underwriting commissions and amounts disbursed to Churchill’s management for working capital purposes). See the section entitled “The Business Combination Proposal — Structure of the Transactions” for more information.
Additional Matters Being Voted On
The Charter Proposals
In addition to voting on the business combination proposal, the stockholders of Churchill will vote on separate proposals to approve the following material differences between the constitutional documents of Clarivate that will be in effect upon the closing of the Transactions and Churchill’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Clarivate Analytics Plc” as opposed to “Churchill Capital Corp”; (ii) Clarivate will have no limit on the number of shares which Clarivate is authorized to issue, as opposed to Churchill having 220,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; and (iii) Clarivate’s constitutional documents will not include the various provisions applicable only to special purpose acquisition corporations that Churchill’s amended and restated certificate of incorporation contains (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time). This vote, however, will not actually result in stockholders of Churchill approving Clarivate’s constitutional documents or amendments to Churchill’s corporate governing documents but instead will simply approve the aforementioned material differences in the two sets of documents. See the section entitled “The Charter Proposals.”
The Adjournment Proposal
If Churchill is unable to consummate the business combination, Churchill’s board of directors may submit a proposal to adjourn the special meeting to a later date or dates, if necessary. See the section entitled “The Adjournment Proposal.”

Sponsor, Founders and Garden State
As of            , 2019, the record date for the Churchill special meeting, the sponsor held of record and was entitled to vote an aggregate of 17,250,000 founder shares. The sponsor, and through the sponsor, the founders and Garden State also purchased an aggregate of 18,300,000 private placement warrants simultaneously with the consummation of Churchill IPO. The founder shares currently constitute 20% of the outstanding shares of Churchill’s common stock. Pursuant to the Sponsor Agreement, Jerre Stead (either personally or through his designee, JMJS Group-II, LP) and Michael Klein have agreed to purchase from Churchill an aggregate of 1,500,000 shares of Class B common stock of Churchill immediately prior to the closing of the Transactions for an aggregate purchase price of  $15,000,000.
The sponsor, the founders and Garden State have agreed to vote any founder shares and any public shares held by them as of the record date in favor of the Transactions.
The sponsor, the founders and Garden State have agreed to waive their redemption rights with respect to any founder shares and any public shares held by them in connection with the consummation of the Transactions. Additionally, the sponsor, the founders and Garden State have agreed to waive their redemption rights with respect to any founder shares held by them if Churchill fails to consummate its initial business combination within the completion window. However, if the sponsor, the founders or Garden State have acquired or will acquire public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if Churchill fails to consummate Churchill’s initial business combination within the completion window. If Churchill does not complete its initial business combination within such applicable time period, the proceeds of the sale of the private placement warrants held in the trust account will be used to fund the redemption of Churchill’s public shares, and the private placement warrants will expire worthless.
If the Transactions are consummated, under the Sponsor Agreement (i) the ordinary shares of Clarivate and Clarivate warrants to be issued to the sponsor, the founders and Garden State in connection with the Mergers will be subject to a three-year lock-up restriction (partially reduced to two-years, under certain circumstances) and (ii) the ordinary shares of Clarivate to be issued to the sponsor in connection with the Mergers in respect of founder shares and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher and the Clarivate warrants held by the sponsor and available for distribution to such persons and to Garden State, in each case, will be subject to certain time and performance-based vesting provisions.
If the Transactions are not consummated, the founder shares will not be transferable, assignable or salable by the sponsor, the founders or Garden State until the earlier of: (1) one year after the completion of Churchill’s initial business combination; and (2) the date on which Churchill consummates a liquidation, merger, stock exchange, reorganization or other similar transaction after Churchill’s initial business combination that results in all of Churchill’s public stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the Transactions are not consummated and if the last reported sale price of Churchill’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after Churchill’s initial business combination, the founder shares will be released from the lock-up. Since Churchill’s sponsor, officers and directors directly or indirectly own common stock and warrants following the Churchill IPO, Churchill’s officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate Churchill’s initial business combination.
Date, Time and Place of Special Meeting of Churchill’s Stockholders
The special meeting of stockholders of Churchill will be held at            :00 a.m., Eastern time, on            , 2019, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to Churchill, at 1285 Avenue of the Americas, New York, New York 10019, to consider and vote upon the business combination proposal, the charter proposals and if necessary, the adjournment proposal to permit further solicitation and vote of proxies if Churchill is not able to consummate the Transactions.

Voting Power; Record Date
Stockholders will be entitled to vote or direct votes to be cast at the special meeting if they owned shares of Churchill common stock at the close of business on            , 2019, which is the record date for the special meeting. Stockholders will have one vote for each share of Churchill common stock owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Churchill warrants do not have voting rights. On the record date, there were 86,250,000 shares of Churchill common stock outstanding, of which 69,000,000 were public shares with the rest being held by the sponsor, and through the sponsor, the founders and Garden State.
Quorum and Vote of Churchill Stockholders
A quorum of Churchill stockholders is necessary to hold a valid meeting. A quorum will be present at the Churchill special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. The sponsor owns of record and is entitled to vote 20% of the outstanding shares of Churchill common stock. Such shares, as well as any shares of common stock acquired in the aftermarket by the sponsor, the founders or Garden State, will be voted in favor of the proposals presented at the special meeting. The proposals presented at the special meeting will require the following votes:
•
The approval of the business combination proposal will require the affirmative vote of the holders of a majority of the outstanding shares of common stock on the record date. There are currently 86,250,000 shares of Churchill common stock outstanding so at least 43,125,001 shares must be voted in favor to pass the proposal. The sponsor owns of record and is entitled to vote an aggregate of 17,250,000 founder shares and has agreed to vote in favor of the proposal so only 25,875,001 public shares are required to be voted in favor of the proposal for it to be approved.

•
The approval of each of the charter proposals will require the affirmative vote of the holders of a majority of the outstanding shares of Churchill common stock on the record date.

•
The approval of the adjournment proposal will require the affirmative vote of the holders of a majority of the then outstanding shares of common stock present and entitled to vote at the meeting.

Abstentions and broker non-votes will have the same effect as a vote “against” the business combination proposal and the charter proposals. With respect to the adjournment proposal, if presented, abstentions will have the same effect as a vote “against” such proposal while broker non-votes will have no effect on such proposal. Please note that holders of the public shares cannot seek redemption of their shares for cash unless they affirmatively vote for or against the business combination proposal.
Consummation of the Transactions is conditional on approval of each of the business combination proposal and the charter proposals. If any proposal is not approved, the other proposals will not be presented to the stockholders for a vote.
Redemption Rights
Pursuant to Churchill’s amended and restated certificate of incorporation, a holder of public shares may demand that Churchill redeem such shares for cash if the business combination is consummated. Holders of public shares will be entitled to receive cash for these shares only if they (i) demand that Churchill redeem their shares for cash no later than the second business day prior to the vote on the business combination proposal by delivering their stock to Churchill’s transfer agent prior to the vote at the meeting and (ii) affirmatively vote for or against the business combination proposal. If the business combination is not completed, these shares will not be redeemed. If a holder of public shares properly demands redemption and votes for or against the business combination proposal, Churchill will redeem each public share for a full pro rata portion of the trust account, calculated as of two business days prior to the consummation of the business combination. As of            , 2019, the record date, this would amount to approximately $            per share. If a holder of public shares exercises its redemption rights, then it will be exchanging its shares of Churchill common stock for cash and will no longer own the shares. See the section entitled “Special Meeting of Churchill Stockholders — Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your shares for cash.
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or was a “group,” will not be redeemed for cash.
The business combination will not be consummated if Churchill has net tangible assets of less than $5,000,001 after taking into account holders of public shares that have properly demanded redemption of their shares for cash. Further, the Merger Agreement provides that the Company is not required to consummate the Transactions if immediately prior to the consummation of the Transactions, Churchill does not have at least $550,000,000 of Available Cash. If the Company does not waive its termination right and Churchill has less than the required amount in trust, the Transactions will not be consummated.
Holders of Churchill warrants will not have redemption rights with respect to such securities.
Appraisal Rights
Churchill stockholders (including the initial stockholders), Churchill unitholders and Churchill warrant holders do not have appraisal rights in connection with the Transactions under the DGCL.
Proxy Solicitation
Proxies may be solicited by mail, telephone or in person. Churchill has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the special meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of Churchill Stockholders — Revoking Your Proxy.”
Interests of Churchill’s Directors and Officers in the Business Combination
In considering the recommendation of the board of directors of Churchill to vote in favor of approval of the business combination proposal, the charter amendments proposal and the adjournment proposal, stockholders should keep in mind that the sponsor and the founders, including Churchill’s directors and executive officers, have interests in such proposals that are different from, or in addition to, those of Churchill stockholders generally. In particular:
•
If the business combination with the Company or another business combination is not consummated by September 11, 2020, Churchill will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 17,250,000 founder shares held by the sponsor which were acquired for an aggregate purchase price of  $25,000 prior to Churchill’s initial public offering, would be worthless because the sponsor is not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of  $            based upon the closing price of  $            per share on the NYSE on            , 2019 the record date.

•
The sponsor, and through the sponsor, the founders and Garden State purchased an aggregate of 18,300,000 private placement warrants from Churchill for an aggregate purchase price of $18,300,000 (or $1.00 per warrant). These purchases took place on a private placement basis simultaneously with the consummation of the Churchill IPO. A portion of the proceeds Churchill received from these purchases were placed in the trust account. Such warrants had an aggregate market value of  $            based upon the closing price of  $            per warrant on the NYSE on            , 2019, the record date. The private placement warrants will become worthless if Churchill does not consummate a business combination by September 11, 2020.

•
Churchill has engaged the Klein Group, an affiliate of M. Klein and Company, LLC, the sponsor and Michael Klein, to act as Churchill’s financial advisor in connection with the Mergers. Pursuant to this engagement, Churchill will pay the Klein Group an advisory fee of  $12.5 million, which shall be earned upon the closing of the Mergers. $7.5 million of such fee shall be payable upon the closing of the Mergers, $2.5 million of such fee shall be payable on January 31, 2020 and the final $2.5 million of such fee shall be payable on January 29, 2021. The payment of such fee is conditioned upon the completion of the Mergers. Therefore, the Klein Group and Michael Klein have financial interests in the completion of the Mergers in addition to the financial interest of the sponsor (with whom they are affiliated) described above. The engagement of the Klein Group and the payment of the advisory fee has been approved by Churchill’s audit committee and board of directors in accordance with Churchill’s related persons transaction policy.

•
Jerre Stead will become Executive Chairman of Clarivate and Michael Klein, Sheryl von Blucher, Martin Broughton, Karen G. Mills and Balakrishnan S. Iyer will become directors of Clarivate after the closing of the Transactions. As such, in the future each will receive any cash fees, stock options or stock awards that the Clarivate board of directors determines to pay to its executive and non-executive directors.

•
If Churchill is unable to complete a business combination within the required time period, its executive officers will be personally liable under certain circumstances described herein to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Churchill for services rendered or contracted for or products sold to Churchill. If Churchill consummates a business combination, on the other hand, Churchill will be liable for all such claims.

•
The founders, including Churchill’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Churchill’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Churchill fails to consummate a business combination within the required period, they will not have any claim against the trust account for reimbursement. Accordingly, Churchill may not be able to reimburse these expenses if the Transactions or another business combination are not completed by September 11, 2020. As of            , 2019, the record date, the founders and their affiliates had not incurred any unpaid reimbursable expenses.

•
The continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance.

•
Pursuant to the Sponsor Agreement, if the last sale price of Clarivate’s ordinary shares is at least $20.00 per share for at least 40 trading days over a 60 consecutive trading day period ending prior to the six-year anniversary of the consummation of the business combination, such persons designated by Jerre Stead and Michael Klein (or, in the event of death or incapacity of either, by his respective successor) will be issued the 7,000,000 Incentive Shares. Such 60 consecutive trading day period will not commence until the earlier of  (i) the date on which Onex or Baring sell any of their respective ordinary shares of Clarivate to a third party that is not an affiliate of Onex, Baring, any founder, the sponsor or Garden State or (ii) the first anniversary of the consummation of the Transactions. If the business combination is not consummated then this performance incentive will not be available.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Churchill or its securities, the sponsor, the founders, Garden State, the Company, the Company Owners and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Churchill’s common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the shares outstanding vote in favor of the business combination and that

Churchill has in excess of the required amount of Available Cash to consummate the business combination under the Merger Agreement, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and, with the Company’s consent, the transfer to such investors or holders of shares or warrants owned by the sponsor, the founders and/or Garden State for nominal value.
Entering into any such arrangements may have a depressive effect on Churchill’s common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.
If such transactions are effected, the consequence could be to cause the business combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the business combination proposal and other proposals to be presented at the special meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that Churchill will have in excess of the required amount of Available Cash to consummate the business combination as described above.
As of the date of this proxy statement/prospectus, no agreements dealing with the above have been entered into by the sponsor, the founders, Garden State, the Company, the Company Owners, or any of their respective affiliates. Churchill will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the business combination proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.
Recommendation to Stockholders
Churchill’s board of directors believes that the business combination proposal and the other proposals to be presented at the special meeting are fair to and in the best interest of Churchill’s stockholders and unanimously recommends that its stockholders vote “FOR” the business combination proposal, “FOR” each of the charter proposals and “FOR” the adjournment proposal, if presented.
Conditions to the Closing of the Business Combination
General Conditions
Consummation of the Transactions is conditioned on the approval of the business combination proposal and the charter proposals as described in this proxy statement/prospectus.
In addition, the consummation of the Transactions contemplated by the Merger Agreement is conditioned upon, among other things:
•
the early termination or expiration of the waiting period under the Hart-Scott-Rodino Act (which has already been obtained);

•
no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Transactions;

•
the redemption offer for shares of Churchill common stock shall have been completed;

•
Churchill having at least $5,000,001 of net tangible assets remaining after the closing;

•
the memorandum of association and articles of association of Clarivate shall have been amended and restated in their entirety in the form attached to the Merger Agreement;

•
this proxy statement/prospectus shall have become effective, no stop order shall have been issued that remains in effect and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

•
the delivery by each party to the other party of a certificate with respect to the truth and accuracy of such party’s representations and warranties as of execution of the Merger Agreement and as of the closing as well as the performance by such party of covenants contained in the Merger Agreement required to by complied with by such party prior to the closing; and

•
the approval for listing by the NYSE of the shares to be issued in connection with the business combination.

Churchill’s Conditions to Closing
The obligations of Churchill to consummate the Transactions contemplated by the Merger Agreement also are conditioned upon, among other things:
•
the accuracy of the representations and warranties of the Company, Clarivate, Jersey Merger Sub and Delaware Merger sub (subject to customary bring-down standards);

•
the covenants of the Company, Clarivate, Jersey Merger Sub and Delaware Merger Sub have been performed in all material respects;

•
the delivery by Clarivate of an executed Director Nomination Agreement; and

•
the delivery by Clarivate of an executed Registrations Rights Agreement.

The Company’s Conditions to Closing
The obligations of the Company, Clarivate, Delaware Merger Sub and Jersey Merger Sub to consummate the Transactions contemplated by the Merger Agreement also are conditioned upon, among other things:
•
the accuracy of the representations and warranties of Churchill (subject to customary bring-down standards);

•
the covenants of Churchill have been performed in all material respects;

•
there is at least $550,000,000 of Available Cash; and

•
the covenants of the sponsor, the founders and Garden State under the Sponsor Agreement shall have been performed in all material respects, and no such person shall have threatened (i) that the Sponsor Agreement is not valid, binding and in full force and effect, (ii) that Clarivate or the Company is in breach of or default under the Sponsor Agreement or (iii) to terminate the Sponsor Agreement.

Tax Consequences of the Business Combination
For a description of certain United States federal income tax consequences of the Transactions and the exercise of redemption rights, please see the information set forth in “The Business Combination Proposal — Material United States Federal Income Tax Consequences of the Business Combination to Churchill Security Holders.”
Anticipated Accounting Treatment
The Transactions will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, Churchill will be treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the Transactions will be treated as the equivalent of Clarivate issuing ordinary shares for the net assets of Churchill, accompanied by a recapitalization.

Regulatory Matters
The Transactions are not subject to any additional federal or state regulatory requirement or approval, except for the filings with the State of Delaware and Jersey, Channel Islands necessary to effectuate the Transactions.
Risk Factors
In evaluating the proposals to be presented at the special meeting, a stockholder should carefully read this proxy statement/prospectus and especially consider the factors discussed in the section entitled “Risk Factors.”

SUMMARY HISTORICAL FINANCIAL INFORMATION
Churchill is providing the following summary historical financial information to assist you in your analysis of the financial aspects of the Transactions.
Churchill’s balance sheet data as of December 31, 2018 and statement of operations data for the period from June 20, 2018 (inception) through December 31, 2018 are derived from Churchill’s audited financial statements, included elsewhere in this proxy statement/prospectus.
The Company’s consolidated balance sheet data as of December 31, 2018 and 2017 and consolidated statements of operations data for the fiscal years ended December 31, 2018 and 2017 are derived from the Company’s audited financial statements, included elsewhere in this proxy statement/prospectus.
The information is only a summary and should be read in conjunction with each of the Company’s and Churchill’s consolidated financial statements and related notes and “Other Information Related to Churchill — Churchill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of the Company or Churchill. All amounts are in US dollars. Certain amounts that appear in this section may not sum due to rounding.
Summary Historical Financial Information — Churchill
Period from June 20, 2018 (inception) through December 31, 2018
Income Statement Data:
Revenues	$0
Loss from operations	(2,525,364)
Interest income	4,512,532
Net income	1,241,506
Basic and diluted net loss per share	(0.13)
Weighted average shares outstanding excluding shares subject to possible redemption – basic and diluted	17,706,822
As of December 31, 2018
Other Financial Data:
Total assets	$698,437,748

(1)
Net loss per share — basic and diluted — excludes income attributable to common stock subject to possible redemption of  $3,529,452 for the period presented.

Summary Historical Financial Information — Company
Income Statement Data:
	Year Ended December 31
($ in millions, except per share data)	2018	2017
Revenues, net	$968.5	$917.6
Loss from operations	(105.7)	(147.0)
Net loss	(242.2)	(263.9)
Basic and diluted net loss per share	(147.14)	(160.83)
Other Financial Data:
	As of or for the Year Ended December 31
($ in millions)	2018	2017
Adjusted revenues(1)	$951.2	$935.4
Adjusted EBITDA(2)	272.8	319.7
Adjusted EBITDA margin(3)	28.7%	34.2%
Standalone Adjusted EBITDA(2)	310.9	304.8
Standalone Adjusted EBITDA margin(4)	32.7%	32.6%
Capital expenditures	45.4	37.8
Total assets	3,709.7	4,005.1

(1)
Adjusted revenues normalizes for the impact of purchase accounting adjustments to deferred revenues and the impact of divestments. The following table reconciles net revenues to adjusted net revenues for the periods presented:

	Year Ended December 31
($ in millions)	2018	2017
Revenues, net	$968.5	$917.6
Deferred revenues purchase accounting adjustment(a)	3.2	49.7
Revenues attributable to Intellectual Property Management Product Line(b)	(20.5)	(31.9)
Adjusted revenues	$951.2	$935.4

(a)
Reflects deferred revenues fair value accounting adjustment arising from purchase price allocation in connection with the 2016 Transaction.

(b)
Reflects revenues from the Company’s Intellectual Property Management (“IPM”) Product Line, which was divested in October 2018.

(2)
Adjusted EBITDA represents net (loss) income before provision for income taxes, depreciation and amortization and interest income and expense adjusted to exclude acquisition or disposal-related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from the IPM Product Line which was divested in October 2018), losses on extinguishment of debt, stock-based compensation, unrealized foreign currency gains/(losses), Transition Services Agreement costs, separation and integration costs, transformational and restructuring expenses, acquisition-related adjustments to deferred revenues, non-cash income/(loss) on equity and cost method investments, non-operating income or expense, the impact of certain non-cash and other items that are included in net income for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period. Standalone Adjusted EBITDA represents Adjusted EBITDA further adjusted for the difference between annualized run-rate savings and savings realized during that same fiscal year as well as the difference in the Company’s actual standalone costs incurred relative to the steady state standalone cost estimate that the Company expects to achieve after completion of the Transition and optimization of the standalone functions by 2021. The adjustments reflected in the Company’s Adjusted EBITDA and Standalone Adjusted EBITDA have not been prepared with a view towards complying with Article 11 of Regulation S-X. These standalone measures are intended to provide additional information on a more comparable basis than would be provided without such standalone adjustments.
In future periods, the Company will need to make additional capital expenditures in order to replicate capital expenditures associated with previously shared services on a stand-alone basis. You are encouraged to evaluate these adjustments and the reasons the Company considers them appropriate for supplemental analysis. These measures are not measurements of the Company’s financial performance under GAAP and should not be considered in isolation or as alternatives to net income, net cash flows provided by operating activities, total net cash flows or any other performance measures derived in accordance with GAAP or as alternatives to net cash flows from operating activities or total net cash flows as measures of the Company’s liquidity.
Reduction of ongoing standalone and Transition Services Agreement costs have been, and are expected to continue to be, a component of the Company’s strategy as it finalizes the Transition.
Certain of the adjustments included to arrive at Adjusted EBITDA and Standalone Adjusted EBITDA are based on a historical and projected basis of expected costs related to the Company’s transition to an independent company. In evaluating Adjusted EBITDA and Standalone Adjusted EBITDA you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments. The Company’s presentation of Adjusted EBITDA and Standalone Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all. See “Risk Factors —  Risks Related to Our Business and Operations Following the Business Combination — We may not achieve all of the expected benefits from the items reflected in the adjustments included in Adjusted EBITDA and Standalone Adjusted EBITDA.”
The Company also monitors Standalone Adjusted EBITDA because the Company’s Credit Agreement and its indenture governing its senior unsecured notes contain certain covenants (including debt incurrence and the making of restricted payments) based on a leverage ratio, which utilizes Standalone Adjusted EBITDA. Standalone Adjusted EBITDA performance, along with the quantitative and qualitative information, may also be utilized by management and the Company’s compensation committee, as an input for determining incentive payments to employees.
The use of Adjusted EBITDA and Standalone Adjusted EBITDA instead of GAAP measures has limitations as an analytical tool, and you should not consider Adjusted EBITDA and Standalone Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under GAAP. For example, Adjusted EBITDA and Standalone Adjusted EBITDA do not reflect:
•
the Company’s cash expenditures or future requirements for capital expenditures;

•
changes in, or cash requirements for, the Company’s working capital needs;

•
interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt;

•
any cash income taxes that the Company may be required to pay;

•
any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may have to be replaced in the future; or

•
all non-cash income or expense items that are reflected in the Company’s statements of cash flows.

The Company’s definition of and method of calculating Adjusted EBITDA and Standalone Adjusted EBITDA may vary from the definitions and methods used by other companies when calculating adjusted EBITDA, which may limit their usefulness as comparative measures.

The Company prepared the information included in this presentation based upon available information and assumptions and estimates that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate.
Because the Company incurred transaction, transition, integration, transformation, restructuring, and Transition Services Agreement costs in connection with the 2016 Transaction and the transition, borrowed money in order to finance its operations, and used capital and intangible assets in its business, and because the payment of income taxes is necessary if the Company generates taxable income after the utilization of its net operating loss carryforwards, any measure that excludes these items has material limitations. As a result of these limitations, these measures should not be considered as a measure of discretionary cash available to the Company to invest in the growth of its business or as a measure of its liquidity.
The following table reconciles net (loss) income to Adjusted EBITDA and Standalone Adjusted EBITDA for the periods presented:
	For the Years Ended December 31
($ in millions)	2018	2017
Net loss	$(242.2)	$(263.9)
(Benefit) provision for income taxes	5.7	(21.3)
Depreciation and amortization	237.2	228.5
Interest expense, net	130.8	138.2
Transition Service Agreement costs(a)	55.8	89.9
Transition, transformation and integration expense(b)	69.2	86.8
Deferred revenues adjustment(c)	3.2	49.7
Transaction related costs(d)	2.5	2.2
Share-based compensation expense	13.7	17.7
Gain on sale of IPM Product Line	(36.1)	—
Tax indemnity asset(e)	33.8	—
IPM adjusted operating margin(f)	(5.9)	(6.8)
Other(g)	5.1	(1.3)
Adjusted EBITDA	272.8	319.7
Cost savings(h)	12.7	9.7
Excess standalone costs(i)	25.4	(24.6)
Standalone Adjusted EBITDA	$310.9	$304.8

(a)
Includes accruals for payments to Thomson Reuters under the Transition Services Agreement. These costs are expected to decrease substantially in 2019, as we are in the final stages of implementing our standalone company infrastructure.

(b)
Includes costs incurred in connection with and after the 2016 Transaction relating to the implementation of our standalone company infrastructure and related cost-savings initiatives. These costs primarily include transition consulting, technology infrastructure, personnel and severance expenses relating to our standalone company infrastructure, which are recorded in Transition, transformation and integration expenses, and other line-items of our income statement, as well as expenses related to the Transition following the 2016 Transaction, mainly related to the integration of separate business units into one functional organization and enhancements in our technology.

(c)
Reflects deferred revenues fair value accounting adjustment arising from purchase price allocation in connection with the 2016 Transaction. See “Company’s Management’s Discussion and Analysis

of Financial Condition and Results of Operations — Factors Affecting the Comparability of Our Results of Operations — 2016 Transaction and Transition to Operations as a Standalone Business —  Purchase Accounting Impact of the 2016 Transaction.”
(d)
Includes consulting and accounting costs associated with (i) various acquisitions and (ii) the sale of the IPM Product Line.

(e)
Reflects the write down of a tax indemnity asset.

(f)
Reflects the IPM Product Line’s operating margin, excluding amortization and depreciation, prior to its divestiture in October 2018.

(g)
Includes primarily the net impact of foreign exchange gains and losses related to the re-measurement of balances and other one-time adjustments.

(h)
Reflects the estimated annualized run-rate cost savings, net of actual cost savings realized, related to restructuring and other cost savings initiatives undertaken during the period (exclusive of any cost reductions in our estimated standalone operating costs).

(i)
Reflects the difference between our actual standalone company infrastructure costs (including the additional costs associated with the migration of our technology systems to Amazon Web Services or our own systems), and our estimated steady state standalone operating costs, which were as follows:

	Years Ended December 31,
($ in millions)	2018	2017
Actual standalone company infrastructure costs	$153.6	$97.1
Steady state standalone cost estimate	(128.2)	(121.7)
Excess standalone costs	$25.4	$(24.6)

(3)
Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Adjusted revenues.

(4)
Standalone Adjusted EBITDA Margin is defined as Standalone Adjusted EBITDA divided by Adjusted revenues.

SUMMARY UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
The following summary unaudited pro forma condensed combined financial data (the “selected pro forma data”) gives effect to the business combination and the other transactions contemplated by the Transactions and described in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements.” Operations prior to the Transactions will be those of the Company. The Transactions will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, Churchill will be treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the Transactions will be treated as the equivalent of Clarivate issuing ordinary shares for the net assets of Churchill, accompanied by a recapitalization. The net assets of Churchill will be stated at historical cost, with no goodwill or other intangible assets recorded. The summary unaudited pro forma condensed combined balance sheet data as of December 31, 2018 gives effect to the Transactions, including the related issuance of 1,500,000 shares of Churchill common stock to certain founders, as if they had occurred on December 31, 2018. The summary unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2018 gives effect to the Transactions, including the related issuance of 1,500,000 shares of Churchill common stock to certain founders, as if they had occurred on January 1, 2018.
The selected pro forma data have been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information of the combined company appearing elsewhere in this proxy statement/prospectus and the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with, the audited consolidated financial statements and related notes of Churchill and the Company for the applicable periods included elsewhere in this proxy statement/prospectus. The selected pro forma data has been presented for informational purposes only and are not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the Transactions been completed as of the dates indicated. In addition, the selected pro forma data does not purport to project the future financial position or operating results of the combined company.
The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of cash redemptions of Churchill’s common stock:
•
Assuming No Redemptions:   This presentation assumes that no Churchill public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in Churchill’s trust account. Under the no redemptions scenario, $649.5 million will be used to pay down the Term Loan Facility (with principal payments payable in $0.5 million increments).

•
Assuming Maximum Redemptions:   This presentation assumes that Churchill public stockholders holding 11,553,523 of Churchill’s public shares exercise their redemption rights and that such shares are redeemed for their pro rata share ($10.07 per share) of the funds in its trust account for aggregate redemption proceeds of  $116.3 million. See “Unaudited Pro Forma Condensed Combined Financial Statements” for further information on this calculation. Under the Merger Agreement, the consummation of the Transactions is conditioned upon, among other things, the amount of Available Cash not being less than $550.0 million. This scenario gives effect to the maximum number of redemptions that meet all of the conditions to permit consummation of the Transactions. Under the maximum redemptions scenario, the amount available for the paydown of the Term Loan Facility is reduced by the cash used for redemptions, resulting in a $533.0 million pay down of the Term Loan Facility (with principal payments payable in $0.5 million increments).

(in thousands, except share and per share information)	Assuming No Redemptions	Assuming Maximum Redemptions
Summary Unaudited Pro Forma Condensed Combined Statement of Operations Data Year Ended December 31, 2018
Revenues, net	$968,468	$968,468
Operating expenses	1,073,812	1,073,812

(in thousands, except share and per share information)	Assuming No Redemptions	Assuming Maximum Redemptions
Operating loss	(105,344)	(105,344)
Net loss	(204,626)	(211,325)
Basic and diluted net loss per common share	$(0.67)	$(0.72)
Weighted average shares outstanding, basic and diluted	305,250,000	293,696,477
Summary Unaudited Pro Forma Condensed Combined Balance Sheet Data As of December 31, 2018
Total current assets	$410,168	$410,367
Total assets	3,711,230	3,711,429
Total current liabilities	643,394	643,394
Total liabilities	[•]	[•]
Total shareholders’ equity	[•]	[•]

COMPARATIVE PER SHARE DATA
The following table sets forth selected historical comparative share information for Churchill and the Company, respectively, and unaudited pro forma condensed combined per share information of Churchill after giving effect to the Transactions, assuming two redemption scenarios as follows:
•
Assuming No Redemptions:   This presentation assumes that no Churchill public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in Churchill’s trust account. Under the no redemptions scenario, $649.5 million will be used to pay down the Term Loan Facility (with principal payments payable in $0.5 million increments).

•
Assuming Maximum Redemptions:   This presentation assumes that Churchill public stockholders holding 11,553,523 of Churchill’s public shares exercise their redemption rights and that such shares are redeemed for their pro rata share ($10.07 per share) of the funds in its trust account for aggregate redemption proceeds of  $116.3 million. Under the Merger Agreement, the consummation of the Transactions is conditioned upon, among other things, the amount of Available Cash not being less than $550.0 million. This scenario gives effect to the maximum number of redemptions that meet all of the conditions to permit consummation of the Transactions. Under the maximum redemptions scenario, the amount available for the paydown of the Term Loan Facility is reduced by the cash used for redemptions, resulting in a $533.0 million pay down of the Term Loan Facility (with principal payments payable in $0.5 million increments).

The pro forma book value information reflects the Transactions, including the related issuance of 1,500,000 shares of Churchill common stock to certain founders, as if they had occurred on December 31, 2018. The weighted average shares outstanding and net earnings per share information reflect the Transactions, including the related issuance of 1,500,000 shares of Churchill common stock to certain founders, as if they had occurred on January 1, 2018.
This information is only a summary and should be read together with the selected historical financial information summary included elsewhere in this proxy statement/prospectus, and the audited financial statements of Churchill and the Company and related notes that are included elsewhere in this proxy statement/prospectus. The unaudited Churchill and Company pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement/prospectus.
The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Churchill and the Company would have been had the companies been combined during the period presented.
	Historical		Pro Forma Combined
	Company	Churchill(1)	Assuming No Redemptions		Assuming Maximum Redemptions
As of and for the Year Ended December 31, 2018
Book value per share – basic and diluted(2)	$638.35	$0.28	$	[•]	$	[•]
Weighted average shares outstanding – basic and diluted	1,645,818	17,706,822		305,250,000		293,696,477
Net loss per share – basic and diluted	$(147.14)	$(0.13)		$(0.67)		$(0.72)

(1)
Churchill information presented as of December 31, 2018 and from June 20, 2018 (inception) to December 31, 2018

(2)
Book value per share is equal to total shareholders’ equity/total basic and diluted outstanding shares

RISK FACTORS
Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement/prospectus, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement/prospectus. In this section “we,” “us” and “our” refer to the Company prior to the business combination and to Clarivate following the business combination.
Risks Related to Our Business and Operations Following the Business Combination
We operate in highly competitive markets and may be adversely affected by this competition.
The markets for our products and services are highly competitive and are subject to rapid technological changes and evolving customer demands and needs. We compete on the basis of various factors, including the quality of content embedded in our databases and those of our competitors, customers’ perception of our products relative to the value that they deliver, user interface of the products and the quality of our overall offerings.
Many of our principal competitors are established companies that have substantial financial resources, recognized brands, technological expertise and market experience, and these competitors sometimes have more established positions in certain product lines and geographies than we do. We also compete with smaller and sometimes newer companies, some of which are specialized with a narrower focus than our company, and face competition from other Internet services companies and search providers.
Our competitors may be able to adopt new or emerging technologies or address customer requirements more quickly than we can. New and emerging technologies can also have the impact of allowing start-up companies to enter the market more quickly than they would have been able to in the past. We may also face increased competition from companies that could pose a threat to our business by providing more in-depth offerings, adapting their products and services to meet the demands of their customers or combining with one of their competitors to enhance their products and services. A number of our principal competitors may continue to make acquisitions as a means to improve the competitiveness of their offerings. In order to better serve the needs of our existing customers and to attract new customers, we must continue to:
•
enhance and improve our existing products and services (such as by adding new content and functionalities);

•
develop new products and services;

•
invest in technology; and

•
strategically acquire additional businesses and partner with other businesses in key sectors that will allow us to offer a broader array of products and services.

Our ability to compete successfully is also impacted by the growing availability of information from government information systems and other free sources, as well as competitors who aggressively market their products as a lower cost alternative. See “— Increased accessibility to free or relatively inexpensive information sources may reduce demand for our products and services.” Because some of our competitors are able to offer products and services that may be more cost effective than ours, including through the provision of price incentives for new customers, and because some of our competitors’ products and services may be seen as having greater functionality or performance than ours, the relative value of some of our products or services could be diminished. In addition, some of our competitors combine competing products with complementary products as packaged solutions, which could pre-empt use of our products or solutions. Competition from such free or lower cost sources may require us to reduce the price of some of our products and services (which may result in lower revenues) or make additional capital investments (which might result in lower profit margins). If we are unable or unwilling to reduce prices or make additional investments in the future, we may lose customers and our financial results may be adversely affected. In addition, implementation of annual price increases by us from time to time may also, in some cases, cause customers to use lower-cost competitors.

Certain of our distribution partners have licensing rights to portions of our content for use within their platforms. Over time they may become more directly competitive to us (subject to the terms of their agreements with us) if they were to advance their technology more efficiently and effectively than we do. Additionally, some of our customers may decide to develop independently certain products and services that they obtain from us, including through the formation of consortia. Educating our customers on the intricacies and uses of our products and services could, in certain cases, improve their ability to offer competing products and services as they look to expand their business models. If more of our customers become self-sufficient, demand for our products and services may be reduced. If we fail to compete effectively, our financial condition and results of operations would be adversely affected.
If our products and services do not maintain and/or achieve broad market acceptance, or if we are unable to keep pace with or adapt to rapidly changing technology, evolving industry standards and changing regulatory requirements, our revenues could be adversely affected.
Our business is dependent on the continued acceptance by our customers of our existing products and services and the value placed on them. If these products and services do not maintain market acceptance, our revenues may decrease.
We are also continually investing in new product development to expand our offerings beyond our traditional products and services. However, new products or services may not achieve market acceptance if current or potential customers do not value their benefits, do not achieve favorable results using such new products or services, use their budgets for different products or services or experience technical difficulties in using such new products or services. Moreover, market acceptance of any new products or services, or changes to our existing products and services, may be affected by customer confusion surrounding the introduction of such products and services by us and comparison of the benefits of our products and services to those of other solutions. Our expansion into new offerings may present increased risks, and efforts to expand beyond our traditional products and services may not succeed. If we are unable to successfully develop new products or services or enhance existing products or services or migrate them to new systems, or if we are unsuccessful in obtaining any required regulatory approval or market acceptance for new products or services, our products and services may be rendered obsolete by competitive offerings, we may experience cost overruns, delays in delivery or performance problems, demand for our products and services may decline and/or we may not be able to grow our business or growth may occur more slowly than we anticipate.
In addition, our business is characterized by rapidly changing technology, evolving industry standards and changing regulatory requirements. Our growth and success depend upon our ability to keep pace with such changes and developments and to meet changing customer needs and preferences. In order to enable our sales personnel to sell new products and services effectively, we must invest resources and incur additional costs in training programs on new products and services and key differentiators and business values.
The process of developing our products and services is complex and may become increasingly complex and expensive in the future due to the introduction of new platforms, operating systems and technologies. Our ability to keep pace with technology and business and regulatory changes is subject to a number of risks, including that we may find it difficult or costly to:
•
update our products and services and develop new products and services quickly enough to meet our customers’ needs;

•
make some features of our products work effectively and securely over the Internet or with new or changed operating systems;

•
update our products and services to keep pace with business, evolving industry standards, regulatory requirements and other developments in the markets in which our customers operate; and

•
integrate or further develop acquired products or technologies successfully or at all.

Historically, our customers accessed our web-based products and services primarily through desktop computers and laptops. Over the last few years, Internet use through smartphones, tablets and other mobile devices has increased significantly. As a result of this shift, we have focused on developing, supporting and maintaining various products and services on different platforms and devices (some of which complement traditional forms of delivery). If our competitors are able to release alternative device products, services or applications more quickly than we are able to, or if our customers do not adopt our offerings in this area, our revenues and retention rates could be adversely affected.
Additionally, the information services industry is undergoing rapid technological evolution. Our competitors are adopting big data analytics and artificial intelligence to collect, categorize and curate data. While we use big data analytics and artificial intelligence, we still use human curators extensively, which may mean the cost to provide our products and services to customers may be more expensive than our competitors. Furthermore, new technologies could render our technologies, products and services obsolete or unattractive, reducing growth opportunities for our business and resulting in a material and adverse effect on our business, results of operations and financial condition.
If we experience design defects, errors, failures or delays associated with our products or services or migration of an existing product or service to a new system, our business could suffer serious harm.
Despite testing, our products and services may contain errors or defects after release. In addition, if we release new products or services, migrate existing products or services to new systems or upgrade outdated software or infrastructure, our products and services may contain design defects and errors when first introduced or when major new updates or enhancements are released. We have also experienced delays in the past while developing and introducing new products and services, primarily due to difficulties in licensing data inputs, developing new products or services or adapting to particular operating environments. Additionally, in our development of new products and services or updates and enhancements to our existing products and services, we may make a design error that causes the product or service to operate incorrectly or less effectively. Many of our products and services also rely on data and services provided by third-party providers over which we have no control and may be provided to us with defects, errors or failures. Our customers may also use our products and services together with their own software, data or products from other companies. As a result, when problems occur, it might be difficult to identify the source of the problem. If design defects, errors or failures are discovered in our current or future products or services, we may not be able to correct them in a timely manner, if at all.
The existence of design defects, errors or delays in our products or services that are significant, or are perceived to be significant, could result in rejection or delay in market acceptance of our products or services, damage to our reputation, loss of revenues, a lower rate of subscription renewals or upgrades, diversion of development resources, product liability claims or regulatory actions or increases in service and support costs. We may also need to expend significant capital resources to eliminate or work around design defects, errors, failures or delays. In each of these ways, our business, financial condition or results of operations could be materially adversely impacted.
We may be adversely affected by uncertainty, downturns and changes in the markets that we serve.
Our performance depends on the financial health and strength of our customers, which in turn is dependent on the economic conditions of the markets in which we and our customers operate. Declines in the U.S. and global economies or continued economic uncertainty may lead customers to delay or reduce purchases of our products and services as they take measures to reduce their operating costs, including by delaying the development or launch of new products and brands and/or reducing research and development (“R&D”) spending generally.
In addition, mergers or consolidations among our customers could reduce the number of our customers and potential customers. Continued consolidation could adversely affect our revenues even if these events do not reduce the activities of the consolidated entities. For example, when entities consolidate, overlapping services previously purchased separately are usually purchased only once by the combined entity, leading to loss of revenues. Other services that were previously purchased by one of the merged or consolidated entities may be deemed unnecessary or cancelled. Any such developments among our customers could materially and adversely affect our business, financial condition, operating results and cash flow.

We may not achieve all of the expected benefits from the items reflected in the adjustments included in Standalone Adjusted EBITDA.
We have made adjustments to net (loss) income to calculate Standalone Adjusted EBITDA. These adjustments reflect certain items related to our business strategy as well as the Transition. For example, in calculating Standalone Adjusted EBITDA, we have added back, among other things, the annualization effect of cost savings implementation during the year and excess standalone costs, certain restructuring and integration costs, acquisition-related costs and other unusual and/or non-recurring items. We cannot provide assurance that our estimates and assumptions in calculating Standalone Adjusted EBITDA will prove to be accurate. For example, we believe that the standalone costs that we have incurred to date and expect to incur through 2020 are not reflective of the standalone costs that we expect that we will incur starting in 2021 and onwards (“steady state standalone costs”). As a result, we have made an adjustment when calculating Standalone Adjusted EBITDA to reflect the excess of current standalone costs to steady state standalone costs. There is no assurance that anticipated cost savings reflected in Standalone Adjusted EBITDA will be achieved or that steady state standalone costs will be achieved. If the actual annualized effect of cost savings we have implemented is less than our estimates, our cost savings initiatives adversely affect our operations or cost more or take longer to implement than we project, our steady state standalone costs are higher than our estimates, and/or if our assumptions prove to be inaccurate, our Standalone Adjusted EBITDA will be lower than we anticipate.
Our ability to realize the expected benefit of cost savings associated with the adjustments and steady state standalone costs included or permitted by the Indenture and the Credit Agreement to be included when calculating Standalone Adjusted EBITDA depends on factors beyond our control, such as operating difficulties, increased operating costs, competitors and customers, delays in implementing initiatives, our ability to integrate businesses that we acquire and general economic or market conditions. We cannot assure you that we will be successful in generating growth, maintaining or increasing our cash flows or profitability or achieving cost savings and steady state standalone costs in connection with the items reflected in these adjustments. We cannot assure you that Standalone Adjusted EBITDA will reflect the actual benefit of the related adjustments.
The use of Standalone Adjusted EBITDA instead of GAAP measures has limitations as an analytical tool, and you should not consider Standalone Adjusted EBITDA in isolation, or as a substitute for analysis of our results of operations and operating cash flows as reported under GAAP. For example, Standalone Adjusted EBITDA does not reflect:
•
our cash expenditures or future requirements for capital expenditures;

•
changes in, or cash requirements for, our working capital needs;

•
interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•
any cash income taxes that we may be required to pay;

•
any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may have to be replaced in the future; and

•
all non-cash income or expense items that are reflected in our statements of cash flows.

Our definition of and method of calculating Standalone Adjusted EBITDA may vary from the definitions and methods used by other companies in calculating adjusted EBITDA, which may limit their usefulness as comparative measures.
We may be unable to achieve some or all of the operational cost improvements and other benefits that we expect to realize.
We may not be able to realize all of the cost savings we expect to achieve. In connection with our evaluation of the Transition, we have estimated the costs we will need to incur in order to operate as an independent company after the Transition Services Agreement expires. In addition, we have estimated that we will be able to achieve additional annual cost savings as a result of other initiatives, particularly by pursuing a number of operational cost improvements identified during diligence, increased overall focus on cost control as a standalone company and certain other restructuring initiatives we plan to undertake. We cannot assure you that we will be able to successfully realize the expected benefits of these initiatives. A variety of risks could cause us not to realize some or all of the expected benefits. These risks include, among others, higher than expected standalone overhead expenses, delays in the anticipated timing of activities related to such initiatives, increased difficulty and cost in establishing ourselves as an independent company, lack of sustainability in cost savings over time, unexpected costs associated with operating our business, inability to eliminate duplicative back office overhead or redundant selling and general and administrative functions and inability to avoid labor disruptions in connection with any integration of the foregoing, particularly in connection with any headcount reductions. Our ability to successfully manage organizational changes is important for our future business success. In particular, our reputation and results of operations could be harmed if employee morale, engagement or productivity decline as a result of organizational or other changes.
Moreover, our implementation of these initiatives may disrupt our operations and performance, and our estimated cost savings from these initiatives are based on several assumptions that may prove to be inaccurate and, as a result, we cannot assure you that we will realize these cost savings. If, for any reason, the benefits we realize are less than our estimates, or our improvement initiatives adversely affect our operations or cost more or take longer to implement than we project, or if our assumptions prove inaccurate, our results of operations may be materially adversely affected.
We are dependent on third parties, including public sources, for data, information and other services, and our relationships with such third parties may not be successful or may change, which could adversely affect our results of operations.
Substantially all of our products and services are developed using data, information or services obtained from third-party providers and public sources, or are made available to our customers or are integrated for our customers’ use through information and technology solutions provided by third-party service providers.
We have commercial relationships with third-party providers whose capabilities complement our own and, in some cases, these providers are also our competitors. The priorities and objectives of these providers, particularly those that are our competitors, may differ from ours, which may make us vulnerable to unpredictable price increases and unfavorable licensing terms. Agreements with such third-party providers periodically come up for renewal or renegotiation, and there is a risk that such negotiations may result in different rights and restrictions which could impact upon our customers use of the content. Moreover, providers that are not currently our competitors may become competitors or be acquired by or merge with a competitor in the future, any of which could reduce our access to the information and technology solutions provided by those companies. If we were to expand our product and service offerings, whether through organic growth or acquisitions, we may launch products and services that compete with providers that are not currently our competitors, which could negatively impact our existing relationships. If we do not maintain, or obtain the expected benefits from, our relationships with third-party providers or if a substantial number of our third-party providers or any key service providers were to withdraw their services, we may be less competitive, our ability to offer products and services to our customers may be negatively affected, and our results of operations could be adversely impacted.
We also depend on public sources in the development of our products and services. These public sources are usually free to access or are available at minimal cost, and do not compete directly with our products and services. If such public sources were to begin competing with us directly, or were to increase the cost to access their data, prohibit us from collecting and synthesizing the data they provide or cease existing altogether, our results of operations could be adversely impacted.
Increased accessibility to free or relatively inexpensive information sources may reduce demand for our products and services.
In recent years, more public sources of free or relatively inexpensive information have become available, particularly through the Internet, and this trend is expected to continue. For example:
•
some governmental and regulatory agencies have increased the amount of information they make publicly available at no cost;

•
several companies and organizations have made certain information publicly available at little or no cost; and

•
“open source” software that is available for free may also provide some functionality similar to that in some of our products.

Public sources of free or relatively inexpensive information may reduce demand for our products and services. Demand could also be reduced as a result of cost-cutting, reduced spending or reduced activity by customers. Our results of operations would be adversely affected if our customers choose to use these public sources as a substitute for our products or services.
We generate a significant percentage of our revenues from recurring subscription-based arrangements, and if we are unable to maintain a high annual revenue renewal rate, our results of operations could be adversely affected.
In 2018, approximately 82% of our revenues were subscription-based. In order to maintain existing revenues and to generate higher revenues, we are dependent on a significant number of our customers renewing their arrangements with us. Although many of these arrangements have automatic renewal provisions, with appropriate notice these arrangements are cancellable and our customers have no obligation to renew their subscriptions after the expiration of their initial subscription period. As a result, our past annual revenue renewal rates may not be indicative of our future annual revenue renewal rates, and our annual revenue renewal rates may decline or fluctuate in the future as a result of a number of factors, including customer satisfaction with our products and services, our prices and the prices offered by competitors, reductions in customer spending levels and general economic conditions. Our revenues could also decline if a significant number of our customers renewed their arrangements with us, but reduced the amount of their spending.
In addition, because most of the revenues we report in each quarter are the result of subscription agreements entered into or renewed in previous quarters, a decline in subscriptions in any one quarter may not affect our results in that quarter, but could reduce revenues in future quarters. We may not be able to adjust our cost structure in response to sustained or significant downturns in revenues. Moreover, renewal dates for our subscription agreements are typically concentrated in the first quarter. Adverse events impacting us or our customers occurring in the first quarter may result in us failing to secure subscription agreement renewals, which would have a disproportionately adverse effect on our financial condition and results of operations in future periods.
Failure to protect the reputation of our brands could impact our ability to remain a trusted source of high-quality content, analytics services and workflow solutions.
The reputation of our brands is key to our ability to remain a trusted source of high-quality content, analytics services and workflow solutions and to attract and retain customers. Negative publicity regarding our company or actual, alleged or perceived issues regarding one of our products or services could harm our relationship with customers. Failure to protect the reputation of our brands may adversely impact our credibility as a trusted source of content and may have a negative impact on our business. In addition, in certain jurisdictions we engage sales agents in connection with the sale of certain of our products and services. It is difficult to monitor whether such agents’ representation of our products and services is accurate. Poor representation of our products and services by agents, or entities acting without our permission, could have an adverse effect on our reputation and our business.
Any significant disruption in or unauthorized access to our computer systems or those of third parties that we utilize in our operations, including those relating to cybersecurity or arising from cyber-attacks, could result in a loss or degradation of our products or services, unauthorized disclosure of data, which could adversely impact our business.
Our reputation and ability to attract, retain and serve our customers is dependent upon the reliable performance and security of our computer systems and those of third parties that we utilize in our operations. These systems may be subject to damage or interruption from natural disasters, terrorist attacks, power loss, telecommunications failures, and cybersecurity risks.

Our computer systems and those of third parties we use in our operations are vulnerable to cybersecurity risks, including cyber-attacks, both from state-sponsored entities and individual activity, such as computer viruses, denial of service attacks, physical or electronic break-ins and similar disruptions. We have implemented certain systems and processes to thwart hackers and protect our data and systems, however, these systems and processes may not be effective and may have the unintentional effect of reducing the functionality of our operations. Any significant disruption to our operations or access to our systems could result in a loss of customers and adversely affect our business and results of operation.
Our ability to effectively use the Internet may also be impaired due to system or infrastructure failures, service outages at third-party Internet providers or increased government regulation, and such impairment may result in shortage of capacity and increased costs associated with such usage. These events may affect our ability to store, process and transmit data and services to our customers.
We utilize our own communications and computer hardware systems located either in our facilities or in that of a third-party web hosting provider. In addition, we utilize third-party “cloud” computing services in connection with our business operations. Problems faced by us or our third-party web hosting, “cloud” computing, or other network providers, including technological or business-related disruptions, as well as cybersecurity threats, could adversely impact our customers.
We rely upon a third party cloud computing service to support our operations, and any disruption of or interference with our use of such service or material change to our arrangement with this provider could adversely affect our business.
We currently host the vast majority of our computing on a distributed computing infrastructure platform for business operations, or what is commonly referred to as a “cloud” computing service, and have nearly completed the migration of our product and services platform from Thomson Reuters to a third party cloud computing service. As we complete the migration to such third party cloud computing service, we are continuing to maintain duplicative technology systems in order to continue to receive services under the Transition Services Agreement, which is scheduled to expire in September 2019.
We do not have control over the operations of the facilities of the third party cloud computing service that we use. These facilities are vulnerable to damage or interruption from natural disasters, cyber security attacks, terrorist attacks, power losses, telecommunications failures, or other unanticipated problems which could result in lengthy interruptions to our operations. In the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur. These facilities could also be subject to break-ins, computer viruses, sabotage, intentional acts of vandalism, and other misconduct. Our uninterrupted use of this third party cloud computing service is critical to our success. This, coupled with the fact that we cannot easily switch our cloud computing operations to another cloud provider, means that any disruption of or interference with our use of our current third party cloud computing service could disrupt our operations and our business would be adversely impacted.
Our third party cloud computing service provider provides us with their standard computing and storage capacity, service level agreements, and related support in exchange for timely payment by us under the terms of our agreement, which continues until terminated by either party. Such provider may terminate the agreement without cause by providing 90 days’ prior written notice, and may terminate the agreement with 30 days’ prior written notice for cause, including any material default or breach of the agreement by us that we do not cure within the 30-day period. If any of our arrangements with our third party cloud computing service provider are terminated, we could experience interruptions in our products and services, as well as delays and additional expenses in arranging new facilities and services.
Our third party cloud computing service provider does not have an obligation to renew its agreements with us on commercially reasonable terms, or at all. If we are unable to renew our agreements on commercially reasonable terms, our agreements are prematurely terminated, or we add additional infrastructure providers, we may experience costs or downtime in connection with the transfer to, or the addition of, new data center providers. If these providers increase the cost of their services, we may have to increase fees to our customers, and our operating results may be adversely impacted.

We have implemented a new enterprise resource planning system, and challenges with the system may impact our business and operations.
We recently completed a complex, multi-year implementation of a new global enterprise resource planning system (“ERP”). The ERP, which required the implementation of over twenty integrated applications, is designed to accurately maintain our books and records and provide information to our management team important to the operation of the business. Our ERP will continue to require ongoing investment in the ordinary course. If the system as it currently stands or after necessary investments does not result in our ability to maintain accurate books and records, our financial condition, results of operations and cash flows could be negatively impacted. Additionally, conversion from our old Thomson Reuters system to the ERP may cause inefficiencies and excess costs until the ERP is stabilized and mature.
The implementation of our ERP mandated new procedures and many new key controls over financial reporting. These procedures and controls are not yet mature in their operation and not fully tested by either our internal or external auditors. If we are unable to adequately implement and maintain procedures and controls relating to our ERP, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. See “— If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired.”
We may be unable to derive fully the anticipated benefits from organic growth, existing or future acquisitions, joint ventures, investments or dispositions.
We seek to achieve our growth objectives by (i) optimizing our offerings to meet the needs of our customers through organic development, including by delivering integrated workflow platforms, cross-selling our products across our existing customer base, acquiring new customers and implementing operational efficiency initiatives, (ii) through acquisitions, joint ventures, investments and dispositions and (iii) through implementing our transformational strategy in connection with the Transactions. If we are unable to successfully execute on our strategies to achieve our growth objectives or drive operational efficiencies, or if we experience higher than expected operating costs that cannot be adjusted accordingly, our growth rates and profitability could be adversely affected.
Acquisitions have not historically been a significant part of our growth strategy; however, going forward, we expect to evaluate and, where appropriate, opportunistically undertake acquisitions. To the extent we seek to grow our business through acquisitions, we may not be able to successfully identify attractive acquisition opportunities or make acquisitions on terms that are satisfactory to our company from a commercial perspective. In addition, competition for acquisitions in the markets in which we operate during recent years has increased, and may increase costs of acquisitions or cause us to refrain from making certain acquisitions. We may also be subject to increasing regulatory scrutiny from competition and antitrust authorities in connection with acquisitions. Achieving the expected returns and synergies from existing and future acquisitions will depend in part upon our ability to integrate the products and services, technology, administrative functions and personnel of these businesses into our product lines in an efficient and effective manner. We cannot assure you that we will be able to do so, or that our acquired businesses will perform at anticipated levels or that we will be able to obtain these synergies. Management resources may also be diverted from operating our existing businesses to certain acquisition integration challenges. If we are unable to successfully integrate acquired businesses, our anticipated revenues and profits may be lower. Our profit margins may also be lower, or diluted, following the acquisition of companies whose profit margins are less than those of our existing businesses.
In addition, we may incur earn-out and contingent consideration payments in connection with future acquisitions, which could result in a higher than expected impact on our future earnings. We may also finance future transactions through debt financing, including significant draws on the Revolving Credit Facility or use of our incremental capacity under our Term Loan Facility, the issuance of our equity securities, the use of existing cash, cash equivalents or investments or a combination of the foregoing. Acquisitions financed with debt could require us to dedicate a substantial portion of our cash flows to principal and interest payments and could subject us to restrictive covenants. Future acquisitions financed with our own cash could deplete the cash and working capital available to fund our operations adequately. Difficulty borrowing funds, selling securities or generating sufficient cash from operations to finance our activities may have a material adverse effect on our results of operations.
We may also decide from time to time to dispose of assets or product lines that are no longer aligned with strategic objectives and we deem to be non-core. For example, in 2018, we completed the divestiture of our IP Management business. Once a decision to divest has been made, there can be no assurance that a transaction will occur, or if a transaction does occur, there can be no assurance as to the potential value created by the transaction. The process of exploring strategic alternatives or selling a business could negatively impact customer decision-making and cause uncertainty and negatively impact our ability to attract, retain and motivate key employees. In addition, we expend costs and management resources to complete divestitures. Any failures or delays in completing divestitures could have an adverse effect on our financial results and on our ability to execute our strategy.
We may face liability for content contained in our products and services.
We may be subject to claims for breach of contract, defamation, libel, copyright or trademark infringement, fraud or negligence, violation of laws or regulations or other theories of liability, in each case relating to the data, articles, commentary, information or other content we collect and distribute in the provision of our products and services. If such data or other content or information that we distribute has errors, is delayed or has design defects, we could be subject to liability or our reputation could suffer. We could also be subject to claims based upon the content that is accessible from our corporate website or those websites that we own and operate through links to other websites. Further, we could be subject to claims that we have misused data inputs provided by third-party suppliers. Any such claim, even if the outcome were to be ultimately favorable to us, could involve a significant commitment of our management, personnel, financial and other resources and could have a negative impact on our reputation. In addition, such claims and lawsuits, or any resulting reputational harm, could have a material adverse effect on our financial condition or results of operations.
Exchange rate fluctuations and volatility in global currency markets may have a significant impact on our results of operations.
As a company with global operations, we face exposure to adverse movements in foreign currency exchange rates. Exchange rate movements in our currency exposures may cause fluctuations in our financial statements. Due to our global presence, a portion of our revenues, operating expense and assets and liabilities are non-U.S. dollar denominated and therefore subject to foreign currency fluctuation. We face exposure to currency exchange rates as a result of the growth in our non-U.S. dollar denominated operating expense across Europe, Asia and Latin America. For example, an increase in the value of non-U.S. dollar currencies against the U.S. dollar could increase costs for delivery of products, services and also increase cost of local operating expenses and procurement of materials or services that we purchase in foreign currencies by increasing labor and other costs that are denominated in such local currencies. In addition, an increase in the value of the U.S. dollar could increase the real cost to our customers of our products in those markets outside the United States where we price our products and services in U.S. dollars. As a result of the foregoing, our results of operations may be materially adversely affected. These risks related to exchange rate fluctuations and currency volatility may increase in future periods as our operations outside of the United States continue to expand.
We may in the future hedge against currency exposure associated with anticipated foreign currency cash flows or assets and liabilities denominated in foreign currency. Such attempts to offset the impact of currency fluctuations are costly, and there can be no assurance that currency hedging activities would be successful. Losses associated with these hedging instruments may negatively affect our results of operations, and any such currency hedging activities themselves would be subject to risk, including risks related to counterparty performance.

The international scope of our operations and our corporate and financing structure may expose us to potentially adverse tax consequences.
We are subject to taxation in, and to the tax laws and regulations of, multiple jurisdictions as a result of the international scope of our operations and our corporate and financing structure. We are also subject to intercompany pricing laws, including those relating to the flow of funds between our companies pursuant to, for example, purchase agreements, licensing agreements or other arrangements. Adverse developments in these laws or regulations, or any change in position regarding the application, administration or interpretation of these laws or regulations in any applicable jurisdiction, could have a material adverse effect on our business, financial condition and results of operations. Furthermore, changes in the tax laws or tax treaties (or their interpretation, for example, see below in relation to the “MLI”) of the countries in which we operate may severely and adversely affect our ability to efficiently realize income or capital gains or mitigate withholding taxes and may subject us to tax and return filing obligations in such countries. Such changes may increase our tax burden and/or may cause us to incur additional costs and expenses in compliance with such changes. In addition, the tax authorities in any applicable jurisdiction may disagree with the positions we have taken or intend to take regarding the tax treatment or characterization of any of our transactions, including the tax treatment or characterization of our indebtedness. If any applicable tax authorities were to successfully challenge the tax treatment or characterization of any of our transactions, it could result in the disallowance of deductions, the imposition of withholding taxes, the reallocation of income or other consequences that could have a material adverse effect on our business, financial condition and results of operations.
In addition, the U.S. Congress, the U.K. Government, the Organization for Economic Co-operation and Development (the “OECD”), and other government agencies in jurisdictions where we and our affiliates do business have had an extended focus on issues related to the taxation of multinational corporations. One example is in the area of  “base erosion and profit shifting” where payments are made between affiliates in different jurisdictions, sometimes for tax optimization reasons. The OECD’s base erosion and profit shifting (“BEPS”) initiative is aimed at addressing some of these issues which includes introducing provisions limiting the deductibility of interest for tax purposes by reference to the percentage of relevant EBITDA of the paying entity or the relevant group and disallowing deductibility arising out of so-called “hybrid mismatches.”
The BEPS initiative also proposes to transpose certain measures into existing tax treaties of participating states. Such measures include the inclusion in tax treaties of one, or both, of a “limitation-on-benefit” (“LOB”) rule and a “principle purposes test” (“PPT”) rule. The application of the LOB rule or the PPT rule could deny the availability of tax treaty benefits (such as a reduced rate of withholding tax) under tax treaties on which we currently rely. Such changes are to be implemented by the Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting (the “MLI”) which currently has been signed by over 75 jurisdictions.
Also, within the European Union (the “EU”), the European Council Directive 2016/1164 (Anti-Tax Avoidance Directive (“ATAD”)) required EU member states to transpose certain measures into national legislation by December 31, 2018, including provisions similar to those outlined above. ATAD has been supplemented by European Council Directive 2017/952 (“ATAD II”). EU member states are required to transpose ATAD II into national legislation by December 31, 2019.
Another example of the extended focus on issues related to the taxation of multinational corporations are the proposals by the European Commission, the United Kingdom and other jurisdictions to introduce a digital services tax, which at the date hereof are generally still either under consultation or have not yet been formally implemented. The scope of any future changes in this area are likely to be wide-ranging and may result in companies (including the Company and its subsidiaries) being subject to tax in jurisdictions in which they may not otherwise have a taxable presence on revenues generated by reference to certain digital services, including the supply of advertising space, the supply of online marketplaces and the transmission of collected user data. The full impact of these initiatives, directives and tax rules remains unclear but the outcome may increase our tax burden (and in addition, may also necessitate additional expenditure on compliance and result in other costs and expenses being incurred) which, as a result, could adversely affect our business, financial condition and results of operations.

U.S. tax legislation enacted in 2017 has significantly changed U.S. federal income tax rules and may materially adversely affect our financial condition, results of operations and cash flows.
U.S. tax legislation enacted in 2017 has significantly changed U.S. federal income tax rules with respect to business entities and other taxpayers, including by reducing the U.S. corporate income tax rate, limiting certain interest deductions, permitting immediate expensing of certain capital expenditures, adopting elements of a territorial tax system, revising the rules governing net operating losses and introducing new anti-base erosion provisions, in each case, for U.S. federal income tax purposes. Some of these changes were made effective immediately, without any transition periods or grandfathering for existing transactions. The legislation could be subject to future potential amendments and technical corrections, as well as further interpretations and implementing regulations by the Treasury Department and Internal Revenue Service, any of which could lessen or increase certain adverse impacts of the legislation. In addition, it is unclear how these U.S. federal income tax changes may affect state and local taxation.
The impact that these changes could have on us remains unclear in many respects, but these changes, as well as any further changes in the law or any implementing regulations or other authorities, could have an adverse impact on our operating results, financial condition and business operations. Investors are urged to consult their tax advisors regarding the effect of such changes on an investment in us.
Our international operations require us to comply with various trade restrictions, such as sanctions and export controls.
We are subject to various trade restrictions, including trade and economic sanctions and export controls (collectively, “Trade Controls”), imposed by governments around the world with jurisdiction over our operations. Such Trade Controls prohibit or restrict transactions involving certain persons and certain designated countries or territories, including Cuba, Iran, Syria, North Korea and the Crimea Region of Ukraine. Our failure to successfully comply with applicable Trade Controls may expose us to legal, business or reputational harm, possibly including criminal fines, imprisonment, civil penalties, disgorgement of profits, injunctions, debarment from government contracts and other measures. Investigations of alleged violations can be expensive and disruptive.
As part of our business, we engage in limited sales and transactions involving certain countries that are targets of Trade Controls. We believe that such sales and transactions are authorized by applicable regulatory exemptions. Under the informational materials exemption to the U.S. economic sanction programs, we are permitted to make certain sales to Iran, Cuba and Syria.
We endeavor to conduct our activities in compliance with applicable Trade Controls and maintain policies and procedures reasonably designed to promote compliance. However, we cannot guarantee that our policies and procedures will be effective in preventing violations, which could adversely affect our business, reputation, financial condition and results of operations. Further, we cannot predict the nature, scope or effect of future regulatory requirements, including changes that may affect existing regulatory exceptions, and we cannot predict the manner in which existing laws and regulations might be administered or interpreted.
Our failure to comply with the anti-corruption laws of the United States and various international jurisdictions could negatively impact our reputation and results of operations.
Doing business on a worldwide basis requires us to comply with anti-corruption laws and regulations imposed by governments around the world with jurisdiction over our operations, which may include the U.S. Foreign Corrupt Practices Act (“FCPA”) and the U.K. Bribery Act 2010 (“UK Bribery Act”), as well as the laws of the countries where we do business. These laws and regulations may restrict our operations, trade practices, investment decisions and partnering activities. The FCPA and the UK Bribery Act prohibit us and our officers, directors, employees and business partners acting on our behalf, including agents, from corruptly offering, promising, authorizing or providing anything of value to “foreign officials” for the purposes of influencing official decisions or obtaining or retaining business or otherwise obtaining favorable treatment. The UK Bribery Act also prohibits non-governmental “commercial” bribery and accepting bribes. As part of our business, we deal with governments and state-owned business enterprises, the employees and representatives of which may be considered “foreign officials” for purposes of the FCPA and the UK Bribery Act. We also are subject to the jurisdiction of various governments and regulatory agencies around the world, which may bring our personnel and representatives into contact with “foreign officials” responsible for issuing or renewing permits, licenses or approvals or for enforcing other governmental regulations.
In addition, some of the international locations in which we operate lack a developed legal system and have elevated levels of corruption. Our international operations expose us to the risk of violating, or being accused of violating, anti-corruption laws and regulations. Our failure to successfully comply with these laws and regulations may expose us to reputational harm, as well as significant sanctions, including criminal fines, imprisonment, civil penalties, disgorgement of profits, injunctions and debarment from government contracts, as well as other remedial measures. Investigations of alleged violations can be expensive and disruptive. We maintain policies and procedures designed to comply with applicable anti-corruption laws and regulations. However, there can be no guarantee that our policies and procedures will effectively prevent violations by our employees or business partners acting on our behalf, including agents, for which we may be held responsible, and any such violation could adversely affect our reputation, business, financial condition and results of operations.
The results of the United Kingdom’s referendum on withdrawal from the EU may have a negative effect on global economic conditions, financial markets and our business.
We have material business operations in Europe, and our headquarters is in the United Kingdom. The United Kingdom is due to leave the EU on March 29, 2019. Negotiations between the United Kingdom and the EU remain ongoing and are complex, and there can be no assurance regarding the terms (if any) or timing of any resulting agreement. The withdrawal process has created significant uncertainty about the future relationship between the United Kingdom and the EU, and that this may have political consequences not only in the United Kingdom but in other member states.
Although we generated only approximately 4% of our revenues in the United Kingdom for the year ended December 31, 2018, these developments and the potential consequences of them, have had and may continue to have a material adverse effect upon global economic conditions and the stability of global financial markets, and could significantly reduce global market liquidity and restrict the ability of key market participants to operate in certain financial markets. Asset valuations, currency exchange rates and credit ratings have been and may continue to be subject to increased market volatility. Lack of clarity about future UK laws and regulations, including financial laws and regulations, tax and free trade agreements, immigration and employment laws, could increase costs, depress economic activity, impair our ability to attract and retain qualified personnel, and have other adverse consequences. Any of these factors may have a material adverse effect on our business, results of operations, financial condition and prospects.
Fraudulent or unpermitted data access or other cyber-security or privacy breaches may cause some of our customers to lose confidence in our security measures and could result in increased costs for our company.
We collect, store and use public records, IP and sensitive data. In addition, our internal systems contain confidential information, our proprietary business information and personally identifiable information of our employees and customers. A number of our customers and suppliers also entrust us with storing and securing their own confidential data and information. Similar to other global multinational companies that provide services online, we experience cyber-threats, cyber-attacks and other attempts to breach the security of our systems, which can include unauthorized attempts to access, disable, improperly modify or degrade our information, systems and networks, the introduction of computer viruses and other malicious codes and fraudulent “phishing” e-mails that seek to misappropriate data and information or install malware onto users’ computers. Cyber-threats in particular vary in technique and sources, are persistent, frequently change and increasingly are more sophisticated, targeted and difficult to detect and prevent. In particular, our MarkMonitor brand of products, which are used to detect and protect against domain name infringements, have been, and will continue to be, the target of cyber-attacks due to the nature of the offering they provide.
Under the Transition Services Agreement, we relied on dedicated Thomson Reuters personnel who were responsible for maintaining appropriate levels of cyber-security for products and services hosted in Thomson Reuters data centers. In order to comply with Thomson Reuters’ system access requirements and procedures, only Thomson Reuters’ information security personnel could provide support for products and services hosted in Thomson Reuters data centers. We have gradually transitioned away from this arrangement and hired our own information security personnel. These information security personnel are still relatively new to the Company and may not be able to provide the same level of support that Thomson Reuters personnel previously provided. We also utilize third-party technology, products and services to help identify, protect and remediate our information technology systems and infrastructure against security breaches and cyber-incidents. However, our measures may not be adequate or effective to prevent, identify or mitigate attacks or breaches caused by employee error, malfeasance or other disruptions. In addition, we rely on a system of internal processes and software controls, along with policies, procedures and training to protect the confidentiality of customer data. If we fail to maintain the adequacy of our internal controls, if an employee, consultant or third-party provider purposely circumvents or violates our internal controls, policies or procedures or if we fail to adequately address the requirements of our customers’ internal controls, policies or procedures, as a result of contractual requirements or otherwise, then unauthorized access to, or disclosure or misappropriation of, customer data could occur.
We are also dependent on security measures that some of our third-party suppliers are taking to protect their own systems and infrastructure. For example, our outsourcing of certain functions requires us to sometimes grant network access to third-party suppliers. If our third-party suppliers do not maintain adequate security measures or do not perform as anticipated and in accordance with contractual requirements, we may experience security breaches, operational difficulties and/or increased costs.
Any fraudulent, malicious or accidental breach of data security could result in unintentional disclosure of, or unauthorized access to, customer, vendor, employee or other confidential or sensitive data or information, which could potentially result in additional costs to our company to enhance security or to respond to occurrences, lost sales, violations of privacy or other laws, notifications to individuals, penalties or litigation. While we maintain what we believe is sufficient insurance coverage that may (subject to certain policy terms and conditions including self-insured deductibles) cover certain aspects of security and cyber-risks and business interruption, our insurance coverage may not cover all costs or losses. Additionally, any fraudulent, malicious or accidental breach of data security could result in our disclosing valuable trade secrets, know-how or other confidential information. Media or other reports of perceived security vulnerabilities to our systems or those of our third-party suppliers, even if no breach has been attempted or occurred, could also adversely impact our brand and reputation and cause customers to lose confidence in our security measures and reliability, which would harm our ability to retain customers and gain new ones, and materially impact our business and results of operations.
Our international operations subject us to increased risks.
We have international operations and, accordingly, our business is subject to risks resulting from differing legal and regulatory requirements, political, social and economic conditions and unforeseeable developments in a variety of jurisdictions. We have expanded our presence in a number of major regions, including certain emerging markets such as India and China, and we plan to continue such expansion. Our international operations are subject to the following risks, among others:
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political instability;

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international hostilities, military actions, terrorist or cyber-terrorist activities, natural disasters, pandemics, and infrastructure disruptions;

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differing economic cycles and adverse economic conditions;

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unexpected changes in regulatory environments and government interference in the economy;

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changes to economic sanctions laws and regulations, including regulatory exemptions that currently authorize certain of our limited dealings involving sanctioned countries;

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varying tax regimes, including with respect to the imposition of withholding taxes on remittances and other payments by our partnerships or subsidiaries;

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differing labor regulations, particularly in India where we have a significant number of employees;

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foreign exchange controls and restrictions on repatriation of funds;

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fluctuations in currency exchange rates;

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inability to collect payments or seek recourse under or comply with ambiguous or vague commercial or other laws;

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insufficient protection against product piracy and differing protections for IP rights;

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varying attitudes towards censorship and the treatment of information service providers by foreign governments, in particular in emerging markets;

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difficulties in attracting and retaining qualified management and employees, or rationalizing our workforce;

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differing business practices, which may require us to enter into agreements that include non-standard terms; and

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difficulties in penetrating new markets due to entrenched competitors, lack of recognition of our brands or lack of local acceptance of our products and services.

Our overall success as a global business depends, in part, on our ability to anticipate and effectively manage these risks, and there can be no assurance that we will be able to do so without incurring unexpected costs. If we are not able to manage the risks related to our international operations, our business, financial condition and results of operations may be materially affected.
The U.S. government has recently proposed, among other actions, imposing new or higher tariffs on specified products imported from China to penalize China for what it characterizes as unfair trade practices and China has responded by proposing new or higher tariffs on specified products imported from the United States. The proposed tariffs may cause the depreciation of the renminbi (“RMB”) currency and a contraction of certain Chinese industries, which may in turn have a negative impact on our customers in China. As a result, we may have access to fewer business opportunities and our operations in that region may be negatively impacted. In addition, future actions or escalations by either the United States or China that affect trade relations may cause global economic turmoil and potentially have a negative impact on our business.
If governments or their agencies reduce their demand for our products or services or discontinue or curtail their funding, our business may suffer. Moreover, if we fail to comply with government contracting regulations, we could suffer a loss of revenues or incur price adjustments or other penalties.
The principal customers for certain of the products and services offered by our Web of Science product line are universities and government agencies, which fund purchases of these products and services from limited budgets that are sensitive to changes in private and governmental sources of funding. Recession, economic uncertainty or austerity have contributed, and may in the future contribute, to reductions in spending by such sources. Accordingly, any further decreases in budgets of universities or government agencies, which have remained under pressure, or changes in the spending patterns of private or governmental sources that fund academic institutions, are likely to adversely affect our results of operations.
In addition, we are subject to government procurement and contracting regulations, including the Federal Acquisition Regulation (the “FAR”). The FAR governs U.S. government contract pricing, including the establishment of fixed prices and labor categories/fixed hourly rates for the performance of certain of our U.S. government contracts. Under the FAR, certain contract pricing may be subject to change. Additionally, under the FAR, the U.S. government is entitled, after final payment on certain negotiated contracts, to examine our cost records with respect to such contracts and to seek a downward adjustment to the price of the contract if it determines that we failed to furnish complete, accurate and current cost or pricing data in connection with the negotiation of the price of the contract.
In connection with our U.S. government contracts, we are also subject to government inquiries, audits and review of our performance under contracts, our related cost structure and compliance with applicable laws, regulations and standards. The U.S. government contracting entity may also review the adequacy of and our compliance with our internal policies, procedures and internal controls. The U.S. government contracting party may modify, curtail or terminate its contracts and subcontracts with us, without prior notice and either at its convenience or for default based on performance. In addition, funding pursuant to our U.S. government contracts may be reduced or withheld as part of the U.S. Congressional appropriations process due to fiscal constraints, changing U.S. priorities or due to other reasons. Further, as a U.S. government contractor, we are subject to U.S. government inquiries, investigations, legal actions and liabilities that would not apply to a non-U.S. government contractor. In certain circumstances, if we do not comply with the terms of a contract or with regulations or statutes, our U.S. government contracts could be terminated, we could be subject to downward contract price adjustments or refund obligations, we could be assessed civil or criminal penalties (including under the False Claims Act) or we could be debarred or suspended from obtaining future contracts with the U.S. government for a specified period of time. Any such termination, adjustment, sanction, debarment or suspension could have an adverse effect on our business. We also could suffer reputational harm if allegations of impropriety were made against us, even if such allegations are later determined to be false.
We may be adversely affected by changes in legislation and regulation, which may impact how we provide products and services and how we collect and use information, in particular laws relating to the use of personal data.
Legislative and regulatory changes that impact us and our customers’ industries may impact how we provide products and services to our customers. Laws relating to e-commerce, electronic and mobile communications, privacy, data security, data protection, anti-money laundering, direct marketing and digital advertising and the use of public records have become more prevalent and developed in recent years. It is difficult to predict in what form laws and regulations will be adopted or how they will be construed by the relevant regulators or courts, or the extent to which any changes might adversely affect us. Delays in adapting our products and services to legislative and regulatory changes could harm our reputation. Also, we may be slower to respond to changes in legislation or regulation than some of our competitors or we may become subject to new legislation or regulation with regard to the products and services we offer which could cause us to be prohibited from providing certain services or make provision of affected services more expensive. We may be required to expend significant capital and other resources to ensure ongoing compliance with these laws and regulations. Claims that we have breached applicable laws or violated individuals’ privacy rights or breached our data protection obligations, even if we are not found liable, could be expensive and time-consuming to defend and could result in adverse publicity that could harm our business.
For example, the new EU-wide General Data Protection Regulation (“GDPR”) became applicable on May 25, 2018, replacing the data protection laws of each EU member state. The GDPR implemented more stringent operational requirements for processors and controllers of personal data, including, for example, expanded disclosures about what and how personal information is to be used, limitations on retention of information, increased requirements to erase an individual’s information upon request, mandatory data breach notification requirements and higher standards for data controllers to demonstrate that they have obtained valid consent for certain data processing activities. It also significantly increased penalties for non-compliance, including where we act as a data processor.
In recent years, U.S. and European lawmakers and regulators have expressed concern over electronic marketing and the use of third-party cookies, web beacons and similar technology for online behavioral advertising. In the EU, marketing is defined broadly to include any promotional material and the rules specifically on e-marketing are currently set out in the ePrivacy Directive which will be replaced by a new ePrivacy Regulation. While the ePrivacy Regulation was originally intended to be adopted on May 25, 2018 (alongside the GDPR), it is still progressing through the European legislative process and commentators now expect it to be adopted during the second half of 2019 or the first half of 2020.
The ePrivacy Regulation will be directly implemented into the laws of each of the EU Member States, without the need for further enactment. When implemented, the ePrivacy Regulation is expected to alter rules on third-party cookies, web beacons and similar technology for online behavioral advertising and to impose stricter requirements on companies using these tools. Regulation of cookies and web beacons may lead to broader restrictions on our online activities, including efforts to understand followers’ Internet usage and promote ourselves to them, and it may also impose stricter requirement on business to business marketing by email, requiring consent for marketing to prospects throughout Europe. The current draft of the ePrivacy Regulation significantly increases fining powers to the same levels as the GDPR.

In the ordinary course of business, we collect, store, use and transmit certain types of information that are subject to different laws and regulations. In particular, data security and data protection laws and regulations that we are subject to often vary by jurisdiction and include, without limitation, various U.S. state regulations and law within EU member states that derogate from the requirements of the GDPR mainly in regard to specific processing situations (including special category data and processing for scientific or statistical purposes). As the EU member states reframe their national legislation to harmonize with the GDPR, we will need to monitor compliance with all relevant EU member states’ laws and regulations, including where derogations from the GDPR are introduced.
Although we have executed intra-company “Standard Contractual Clauses” in compliance with the GDPR, which allow for the transfer of personal data from the EU to other jurisdictions (including the United States), data security and data protection laws and regulations are continuously evolving. There are currently a number of legal challenges to the validity of EU mechanisms for adequate data transfers (such as the Privacy Shield Framework and the Standard Contractual Clauses), and our work could be impacted by changes in law as a result of a future review of these transfer mechanisms by European regulators under the GDPR, as well as current challenges to these mechanisms in the European courts. Brexit may also mean that we are required to take additional steps to ensure that data flows from EU members states to the United Kingdom are not disrupted and remain permissible after the exit date.
Although we have implemented policies and procedures that are designed to ensure compliance with applicable laws, rules and regulations, if our privacy or data security measures fail to comply with applicable current or future laws and regulations, we may be subject to fines, litigation, regulatory investigations, enforcement notices requiring us to change the way we use personal data or our marketing practices or other liabilities such as compensation claims by individuals affected by a personal data breach, as well as negative publicity and a potential loss of business. Fines are significant in some countries (e.g., the GDPR introduced fines of up to €20,000,000 or up to 4% of the total worldwide annual turnover of the preceding financial year (whichever is higher)).
As a result of publicity surrounding GDPR in particular, some customers and prospective customers have asked us to demonstrate our compliance with GDPR as a condition of purchasing our services. We have been negatively affected by GDPR by loss of marketing contacts and loss of WHOIS data as a source for Brand Protection services.
Existing and proposed legislation and regulations, including changes in the manner in which such legislation and regulations are interpreted by courts, regulators and/or guidance may:
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impose limits on our collection and use of certain kinds of information and our ability to communicate such information effectively to our customers; and

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increase our cost of doing business or require us to change some of our existing business practices.

Actions by governments that restrict access to our platform in their countries could substantially harm our business and financial results.
Governments of one or more countries in which we operate from time to time seek to censor the Internet, restrict access to selected foreign websites from their country, or otherwise impose restrictions if they consider such information or the provision thereof is in violation of their laws or regulations.
Governmental authorities in other countries may seek to restrict user access to our products if they consider us to be in violation of their laws or for other reasons. In the event that the information and analytics provided on our platform is subject to censorship, or any governmental authorities restrict access to our products, or our competitors are able to successfully penetrate new geographic markets or capture a greater share of existing geographic markets that we cannot access or where we face restrictions, our ability to maintain or expand our geographical markets may be adversely affected, and our business operations and financial results could be adversely affected.

Our IP rights may not be adequately protected, which may adversely affect our financial results.
We believe that our product development, brand recognition and reputation, and the technological and innovative skills of our personnel are essential to establishing and maintaining our leadership position. We rely on a combination of patent, copyright, trademark, trade secret protection, confidentiality procedures, technical measures and contractual agreements with our customers and employees to establish and protect our IP rights in our products and services. If we fail to protect our IP rights, our competitive position could suffer, which could adversely affect our business, financial condition and results of operations.
Piracy and unauthorized use of proprietary rights is a prevalent problem in general. We may be forced to initiate litigation to protect our IP rights. Litigating claims related to the enforcement of IP rights is very expensive and can be burdensome in terms of management time and resources, which could adversely affect our business and results of operations. The risk of not adequately protecting our IP rights and our exposure to competitive pressures may be increased if a competitor should resort to unlawful means in competing against us or design around our IP rights.
In addition, our legal rights and contractual agreements may provide only limited protection. Some of the content and data we use in our products and services is not proprietary to us, and can be obtained for free from public sources. Accordingly, competitors can obtain such content and data and incorporate them into competing products and services. Our customers may bypass certain of our products and services and obtain the content and data themselves. Databases in general enjoy very limited protection under IP laws. In the absence of more robust protection under IP laws, we rely on technical measures and contractual provisions to protect our databases. However, third parties may be able to copy, infringe or otherwise profit from our databases without authorization and the Internet may facilitate these activities. Moreover, it is technically possible for customers of certain of our services to make unauthorized copies of the content and data and distribute them beyond our control.
We also conduct business in some countries where the extent of effective legal protection for IP rights is uncertain. Even if we have IP rights, there is no guarantee that such rights will provide adequate protection of our databases, software or other items we consider proprietary. If we are not able to protect our IP rights, our business, financial condition and results of operations results may be adversely affected.
Some of our competitors may also be able to develop new products or services that are similar to ours without infringing our intellectual property rights, which could adversely affect our financial condition and results of operations.
We may face IP infringement claims that could be costly to defend and result in our loss of significant rights.
From time to time, we may receive notices from third parties claiming infringement by our products and services of third-party patent and other IP rights. As the number of products and services in our markets increases and the functionality of these products and services further overlaps with third-party products and services, we may become increasingly subject to claims by a third party that our products and services infringe such party’s IP rights. In addition, there is a growing occurrence of patent suits being brought by non-practicing organizations that use patents to generate revenues without manufacturing, promoting or marketing products or investing in R&D in bringing products to markets. These organizations continue to be active and target whole industries as defendants. We may not prevail in any such suit given the complex technical issues and inherent uncertainties in IP litigation. If an infringement suit against us is successful, we may be required to compensate the third party bringing the suit either by paying a lump sum or ongoing license fees to be able to continue selling a particular product or service. This type of compensation could be significant. We might also be prevented or enjoined by a court from continuing to provide the affected product or service and may be forced to significantly increase our development efforts and resources to redesign such product or service. We may also be required to defend or indemnify any customers, partners or agents who have been sued for allegedly infringing a third party’s patent in connection with using one of our products or services. Responding to IP claims, regardless of the validity, can be time-consuming for our personnel and management, result in costly litigation, cause product shipment delays, cause unavailability of our products or services delivered electronically and harm our reputation, any of which could adversely affect our results of operations.

If we do not continue to attract, motivate and retain members of our senior management team and qualified employees, we may not be able to support our operations.
The completion and execution of our strategies depend on the continued service and performance of our senior management team. If we lose key members of our senior management team, we may not be able to effectively manage our current and future operations.
In addition, our business depends on our ability to continue to attract, motivate and retain a large number of skilled employees across all of our product lines. There is a limited pool of employees who have the requisite skills, training and education. We compete with many businesses and organizations that are seeking skilled individuals, particularly those with experience in technology and the sciences and those with PhDs in technical fields, who are particularly critical to our curation process. Attracting and retaining highly skilled employees will be costly as we offer competitive compensation packages to prospective and current employees.
Competition for professionals across our business can be intense, as other companies seek to enhance their positions in the markets we serve. In addition, competition for experienced talent in our faster growing geographic areas outside of the United States and Europe continues to intensify, requiring us to increase our focus on attracting and developing highly skilled employees in our most strategically important locations in those areas of the world.
Future organizational changes, including the implementation of our cost savings initiatives, could also cause our employee attrition rate to increase, particularly in India where we have historically experienced higher turnover. If we are unable to continue to identify or be successful in attracting, motivating and retaining appropriately qualified personnel, our business, financial condition and results of operations would be adversely affected.
We operate in a litigious environment which may adversely affect our financial results.
We may become involved in legal actions and claims arising in the ordinary course of business, including litigation regarding employment matters, breach of contract and other commercial matters. Due to the inherent uncertainty in the litigation process, the resolution of any particular legal proceeding could result in changes to our products and business practices and could have a material adverse effect on our financial position and results of operations.
We are nearing completion on our separation from Thomson Reuters and may experience unanticipated post-separation issues which could have a material adverse effect on our results of operations.
In October 2019, upon the three-year anniversary of the 2016 Transaction, we will fully exit the Transition Services Agreement. Since the closing of the 2016 Transaction, we have developed and implemented the systems and infrastructure necessary to support our current and future business. While the vast majority of services under the Transition Services Agreement are complete, we continue to receive certain facilities, financial, and technology transition services from Thomson Reuters. There are inherent risks associated with the transition services which we are unable to fully anticipate including the potential for a disruption of our operations and substantial unplanned costs, which could have a material adverse effect on our business, financial condition or results of operations.
We cannot assure you that the estimated costs to operate as a standalone company reflected in Standalone Adjusted EBITDA will prove to be accurate. See “— We may not achieve all of the expected benefits from the items reflected in the adjustments included in Standalone Adjusted EBITDA.” Any failure to transition successfully within the term of the Transition Services Agreement, or to otherwise transition successfully as an independent company, may cause us to incur substantial expense in addition to the incurred and anticipated remaining costs associated with the Transition, and would have a material adverse effect on our business, results of operations and reputation.

We have identified a material weakness in our internal controls as of December 31, 2018, and if we fail to implement and maintain an effective system of internal controls to remediate our material weakness over financial reporting, we may be unable to accurately report our results of operations, meet our reporting obligations or prevent fraud.
During 2017, we identified that certain balance sheet account reconciliations were not being performed completely and timely due to the level of the personnel performing the reconciliations. In addition, completion and quality of the reconciliations were not being monitored consistently in a timely manner. As a result, we concluded that a material weakness in our internal control over financial reporting existed related to the preparation of balance sheet account reconciliations and the monitoring of the completion and quality of those reconciliations. Since detection of the material weakness in 2017, we have begun to implement remedial actions which include: (i) organizational changes with respect to our accounting personnel who perform reconciliations, (ii) the implementation of our new ERP systems, including an account reconciliation software, (iii) issuance of an accounting policy on account reconciliations, (iv) training for accounting personnel performing reconciliations, (v) review of balance sheet account reconciliations and (vi) monitoring of completion and quality of these reconciliations. While these improvements were implemented during 2018, management determined that the controls related to the preparation of the balance sheet account reconciliations and monitoring of the completion and quality of those reconciliations did not operate for a sufficient period of time during 2018 to conclude on operating effectiveness. As a result, management concluded that the material weakness continued to exist as of December 31, 2018. A material weakness is a deficiency, or combination of deficiencies, in internal controls such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. We identified immaterial errors in our financial results and balances during 2017 and 2018 as a result of this material weakness. This control deficiency could result in a misstatement of the aforementioned account balances or disclosures that would result in a material misstatement to the annual or interim consolidated financial statements that would not be prevented or detected.
If we fail to establish and maintain adequate internal controls, we could suffer material misstatements in our financial statements and fail to meet our reporting obligations, which would likely cause investors to lose confidence in our reported financial information. This could limit our access to capital markets, adversely affect our results of operations and lead to a decline in the trading price of the ordinary shares. Additionally, ineffective internal controls could expose us to an increased risk of fraud or misuse of corporate assets and subject us to potential delisting from the stock exchange on which we list or to other regulatory investigations and civil or criminal sanctions.
We may need to recognize impairment charges related to goodwill, identified intangible assets and fixed assets.
We have substantial balances of goodwill and identified intangible assets. We are required to test goodwill and any other intangible assets with an indefinite life for possible impairment on an annual basis, or more frequently when circumstances indicate that impairment may have occurred. We are also required to evaluate amortizable intangible assets and fixed assets for impairment if there are indicators of a possible impairment.
Based on the results of the annual impairment test as of October 1, 2018, the fair values of our reporting units exceeded the individual reporting unit’s carrying value, and goodwill was not impaired. Although no reporting units failed the assessments noted above, the fair value of the Derwent Product Line approximated its carrying value. The current goodwill impairment analysis incorporates our expectations for moderate sales growth and the overall outlook for the Derwent Product Line offerings was consistent with our long-term projections. We believe that the reason for the low clearance of the annual impairment test is linked to our transition to a standalone company and the subsequent reassessment of the product lines during 2018. Upon the reassessment we determined that the Derwent Product Line contained a disproportionately higher intangible asset balance, which led to a higher carrying amount relative to the other reporting units. Based on the results of the 2018 annual impairment analysis performed, we have determined that the Derwent Product Line is at risk of a future goodwill impairment if there are declines in our future cash flow projections or if we are unsuccessful in implementing our revenues growth plans. Additionally, the fair value may be adversely affected by other market factors such as an increase in the discount rate used in the income approach or a decrease in market multiples used in the market approach, or an increase in the carrying value of the reporting unit. The total goodwill associated with this product line was approximately $130.4 million as of December 31, 2018. Based on the latest annual impairment test, the estimated fair value of the Derwent Product Line is approximately 2% above its carrying value.
There is significant judgment required in the analysis of a potential impairment of goodwill, identified intangible assets and fixed assets. If, as a result of a general economic slowdown, deterioration in one or more of the markets in which we operate or impairment in our financial performance and/or future outlook, the estimated fair value of our long-lived assets decreases, we may determine that one or more of our long-lived assets is impaired. An impairment charge would be recorded if the estimated fair value of the assets is lower than the carrying value and any such impairment charge could have a material adverse effect on our results of operations and financial position.
If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired.
As a public company, we will be subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations of the applicable listing standards of the NYSE. We expect that the requirements of these rules and regulations will continue to increase our legal, accounting and financial compliance costs, make some activities more difficult, time-consuming and costly and place significant strain on our personnel, systems and resources.
The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting. In particular, Section 404 of the Sarbanes-Oxley Act (“Section 404”) will require us to perform system and process evaluation and testing of our internal control over financial reporting to allow management to report on, and our independent registered public accounting firm potentially to attest to, the effectiveness of our internal control over financial reporting. As an emerging growth company, we expect to avail ourselves of the exemption from the requirement that our independent registered public accounting firm attest to the effectiveness of our internal control over financial reporting under Section 404. However, we may no longer avail ourselves of this exemption when we cease to be an emerging growth company. At such time, our independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which our internal control over financial reporting is documented, designed or operating. As a public company, we will be required to provide an annual management report on the effectiveness of our internal control over financial reporting commencing with our second annual report on Form 20-F. Any failure to maintain effective disclosure controls and internal control over financial reporting could have a material and adverse effect on our business, results of operations and financial condition and could cause a decline in the trading price of our ordinary shares.
We are continuing to develop and refine our disclosure controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we will file with the SEC is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that information required to be disclosed in reports under the Exchange Act is accumulated and communicated to our principal executive and financial officers. We are also continuing to improve our internal control over financial reporting. In order to develop, maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, we have expended, and anticipate that we will continue to expend, significant resources, including accounting-related and audit-related costs and significant management oversight.
Our current controls and any new controls that we develop may become inadequate because of changes in conditions in our business. Further, weaknesses in our disclosure controls and internal control over financial reporting may be discovered in the future. Any failure to develop or maintain effective controls or any difficulties encountered in their implementation or improvement could harm our results of operations or cause us to fail to meet our reporting obligations and may result in a restatement of our consolidated financial statements for prior periods. Any failure to implement and maintain effective internal control over financial reporting could also adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of our internal control over financial reporting that we will eventually be required to include in our periodic reports that will be filed with the SEC. Ineffective disclosure controls and procedures and internal control over financial reporting could also cause investors to lose confidence in our reported financial and other information, which would likely have a negative effect on the trading price of Clarivate shares. In addition, if we are unable to continue to meet these requirements, we may not be able to remain listed on the NYSE.
For some of our products and services sold to certain customer types, such as government customers who require us to follow official procurement rules, we typically face a long selling cycle to secure new contracts that requires significant resource commitments, resulting in a long lead time before we receive revenues.
For some of our products and services sold to certain customer types such as government customers who require us to follow official procurement rules, we typically face a long selling cycle to secure each new contract. We may incur significant business development expenses during the selling cycle and we may not succeed in winning a new customer’s business, in which case we receive no revenues and may receive no reimbursement for such expenses. Current selling cycle periods could lengthen, causing us to incur even higher business development expenses with no guarantee of winning a new customer’s business. Even if we succeed in developing a relationship with a potential new customer, we may not be successful in obtaining contractual commitments after the selling cycle or in maintaining contractual commitments after the implementation cycle, which may have a material adverse effect on our business, results of operations and financial condition.
Thomson Reuters’ historical and future actions, or failure to comply with its indemnification obligations, may materially affect our business and operating results.
Although we are an independent company as a result of the 2016 Transaction, Thomson Reuters’ historical and future actions may still have a material impact on our business and operating results. In connection with the 2016 Transaction, we entered into certain agreements with Thomson Reuters, including the Transition Services Agreement and the Carve-out Acquisition Agreement. Thomson Reuters’ failure to comply with any portion of the Transition Services Agreement, including the indemnities therein, for any reason could inhibit us from operating or expanding our business in the future and/or result in significant additional costs to us. In addition, Thomson Reuters has, subject to certain exceptions, limitations and exclusions, agreed to indemnify us under the Carve-out Acquisition Agreement for certain liabilities. We could incur material additional costs if Thomson Reuters fails to meet its obligations or if we otherwise are unable to recover the amount of such liabilities.
The Company will be required to make payments to the parties to the Tax Receivable Agreement in respect of certain tax benefits, and these amounts are expected to be material.
Prior to the business combination, the Company will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with the Company Owners (such persons, along with their assigns, the “TRA Parties”). The Tax Receivable Agreement will generally provide for the payment by the Company to the TRA Parties of 85% of the amount of cash savings, if any, realized (or in some circumstances are deemed to be realized) as a result of the utilization of certain tax attributes (the “Covered Tax Assets”), together with interest accrued from the date an applicable tax return reflecting such savings is due (without extension) until the applicable payment date. See the section below titled “Certain Relationships and Related Person Transactions — Company Related Person Transactions — Tax Receivable Agreement.” We urge investors to review the terms of the draft Tax Receivable Agreement that is attached as an exhibit to this proxy statement/prospectus.
We expect that the payments made under the Tax Receivable Agreement could be substantial. The Company is required to cause its subsidiaries to make distributions to the Company in order for the Company to make payments under the Tax Receivable Agreement starting in March 2021, and the payment obligations under the Tax Receivable Agreement are not conditioned upon the TRA Parties maintaining a continued direct or indirect ownership interest in us. If the Company does not have sufficient cash to make payments owed under the Tax Receivable Agreement (and its subsidiaries cannot distribute sufficient cash to the Company to make such payments), the payments will generally be deferred and will accrue interest until paid. The obligation to make these payments may have a material and adverse impact on our liquidity and our business in the future.

The Company will not be reimbursed for any payments made to the TRA Parties under the Tax Receivable Agreement in the event that the tax benefits are disallowed.
The TRA Parties will not reimburse the Company for any payments previously made under the Tax Receivable Agreement if such benefits are subsequently disallowed upon a successful challenge by a taxing authority, although future payments under the agreement would be adjusted to the extent possible to reflect the result of such disallowance. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of the cash tax savings if any, from the Covered Tax Assets, and the Company may not be able to recoup those payments, which could adversely affect our liquidity and our business.
In certain cases, payments made by the Company under the Tax Receivable Agreement may be accelerated and/or significantly exceed the actual benefits realized in respect of the Covered Tax Assets.
The term of the Tax Receivable Agreement will continue until all Covered Tax Assets have been utilized or expired, unless the Company’s obligations under the agreement are accelerated (see the section below titled “Certain Relationships and Related Person Transactions — Company Related Person Transactions — Tax Receivable Agreement” for a discussion of relevant acceleration events). If the Company’s obligations under the Tax Receivable Agreement are accelerated, the Company will be required to make an accelerated payment to the applicable TRA Party(ies) equal to the present value of future payments under the Tax Receivable Agreement. Such payment would be based on certain assumptions, including the assumption that the Company and its subsidiaries have sufficient taxable income to fully utilize all Covered Tax Assets. The Tax Receivable Agreement also provides that upon certain changes of control, in the event that a TRA Party does not elect to terminate the Tax Receivable Agreement, payments under the Tax Receivable Agreement for each taxable year after any such event would be based on certain valuation assumptions, including the assumption that we and our subsidiaries have sufficient taxable income to fully utilize the Covered Tax Assets. Accordingly, payments under the Tax Receivable Agreement may be made years in advance of the actual realization, if any, of the anticipated future tax benefits realized in respect of the Covered Tax Assets.
Even if the payments under the Tax Receivable Agreement are not accelerated as described above, such payments may be significantly greater than the benefits realized in respect of the Covered Tax Assets, due to the manner in which payments are calculated under the Tax Receivable Agreement (including assumptions regarding the tax rates to which the Company’s subsidiaries will be subject, tax benefits that will be deemed to have been realized upon the occurrence of certain asset or equity sales, and “ordering” provisions regarding the utilization of Covered Tax Assets as opposed to other tax attributes). For further discussion regarding these terms of the Tax Receivable Agreement, see the section below titled “Certain Relationships and Related Person Transactions — Company Related Person Transactions — Tax Receivable Agreement.” Because of the foregoing, the Company’s obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combinations or other changes of control. We may be considered a less attractive acquisition target from certain potential acquirors as a result of the Company’s obligations under the Tax Receivable Agreement.
Certain provisions of the Tax Receivable Agreement limit our ability to incur additional indebtedness, which could adversely affect our business and growth strategy and affect our ability to make distributions to holders of our ordinary shares.
For so long as the Tax Receivable Agreement remains outstanding, without the prior written consent of a representative of the TRA Parties (the “TRA Party Representative”) (not to be unreasonably withheld, conditioned or delayed), we and our subsidiaries are restricted from entering into any financing agreement or amendment that would materially restrict (or in the case of amendments, further restrict beyond the restrictions in the applicable then-existing financing agreements) the Company’s ability to make payments under the Tax Receivable Agreement. In addition, the Company is prohibited under the Tax Receivable Agreement from replacing its existing financing agreements with any senior debt document that does not permit the Company’s subsidiaries to make dividends to the Company to the extent necessary to make the payments under the Tax Receivable Agreement unless the TRA Party Representative otherwise consents. These restrictions could adversely affect our business, including by preventing us from pursuing an acquisition or other strategic transaction that we believe is in the best interests of our company and our stockholders, thereby impeding our growth strategy. The TRA Party Representative has no fiduciary duties to the Company when deciding whether to enforce these covenants under the Tax Receivable Agreement. Furthermore, the provision in the Tax Receivable Agreement that requires the Company to make an accelerated payment to the TRA Parties in certain circumstances might make it harder for us to obtain financing from third party lenders on favorable terms. The obligation to make payments under the Tax Receivable Agreement may limit our ability to make distributions to the holders of our ordinary shares, and provisions in the Tax Receivable Agreement prevent us from making distributions to the holders of our ordinary shares in certain scenarios where payments owed to the TRA Parties under the Tax Receivable Agreement have not been timely made.
The Company would be required to make tax gross-up payments to the TRA Parties if we consummate certain corporate transactions that cause payments under the Tax Receivable Agreement to be subject to certain withholding taxes.
If we were to consummate a transaction that causes the Company (or its successor) to become a person organized in a jurisdiction other than Jersey or tax resident in a jurisdiction other than the United Kingdom, and such transaction causes payments under the Tax Receivable Agreement to become subject to withholding taxes, the Company would be required under the Tax Receivable Agreement to make tax gross-up payments to the TRA Parties in respect of such withholding taxes. Any such tax gross-up payments could have a negative impact on our liquidity and our ability to finance our growth.
Risks Related to Our Finances and Capital Structure
We have and will continue to have high levels of indebtedness and our relatively large fixed costs magnify the impact of revenues fluctuations on our operating results.
On a pro forma basis after giving effect to the Transactions and assuming no redemptions for cash, we would have had approximately $1,390.2 million of indebtedness as of December 31, 2018, primarily consisting of  $807.1 million outstanding under the Term Loan Facility net of debt issuance costs, $500 million outstanding under the 7.875% senior notes due 2024 (the “Notes”) net of debt issuance costs, and $45 million drawdown under the Revolving Credit Facility. Because borrowings under our Term Loan Facility bear interest at variable rates, any increase in interest rates on debt that we have not fixed using interest rate hedges will increase our interest expense, reduce our cash flow or increase the cost of future borrowings or refinancings. Our indebtedness could have important consequences to our investors, including, but not limited to:
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increasing vulnerability to, and reducing its flexibility to respond to, general adverse economic and industry conditions;

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requiring the dedication of a substantial portion of cash flow from operations to the payment of principal of, and interest on, its indebtedness, thereby reducing the availability of such cash flow to fund working capital, capital expenditures, acquisitions, joint ventures or other general corporate purposes;

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limiting flexibility in planning for, or reacting to, changes in its business and the competitive environment; and

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limiting our ability to borrow additional funds and increasing the cost of any such borrowing.

Other than variable rate debt, we believe our business has relatively large fixed costs and low variable costs, which magnifies the impact of revenues fluctuations on our operating results. As a result, a decline in our revenues may lead to a relatively larger impact on operating results. A substantial portion of our operating expenses will be related to personnel costs, regulation and corporate overhead, none of which can be adjusted quickly and some of which cannot be adjusted at all. Our operating expense levels will be based on our expectations for future revenues. If actual revenues are below management’s expectations, or if our expenses increase before revenues do, both revenues less transaction-based expenses and operating results would be materially and adversely affected. Because of these factors, it is possible that our operating results or other operating metrics may fail to meet the expectations of stock market analysts and investors. If this happens, the market price of our common stock may be adversely affected.
A downgrade to our credit ratings would increase our cost of borrowing and adversely affect our ability to access the capital markets.
Our cost of borrowing under the Credit Facilities and the Notes, and our ability and the terms under which we may access the credit markets are affected by credit ratings assigned to us by the major credit rating agencies. These ratings are premised on our performance under assorted financial metrics and other measures of financial strength, business and financial risk, industry conditions, timeliness of financial reporting, and other factors determined by the credit rating agencies. Our current ratings have served to lower our borrowing costs and facilitate access to a variety of lenders. However, there can be no assurance that our credit ratings or outlook will not be lowered in the future in response to adverse changes in these metrics and factors caused by our operating results or by actions that we take, that reduce our profitability, or that require us to incur additional indebtedness for items such as substantial acquisitions, significant increases in costs and capital spending in security and IT systems, significant costs related to settlements of litigation or regulatory requirements, or by returning excess cash to shareholders through dividends. A downgrade of our credit ratings would increase our cost of borrowing, negatively affect our ability to access the capital markets on advantageous terms, or at all, negatively affect the trading price of our securities, and have a significant negative impact on our business, financial condition, and results of operations.
We are a holding company that depends on cash flow from our subsidiaries to meet our obligations, and any restrictions on our subsidiaries’ ability to pay dividends or make other payments to us may have a material adverse effect on our results of operations and financial condition.
As a holding company, we require dividends and other payments from our subsidiaries to meet cash requirements. Minimum capital requirements mandated by regulatory authorities having jurisdiction over some of our regulated subsidiaries indirectly restrict the amount of dividends paid upstream. In addition, repatriations of cash from our subsidiaries may be subject to withholding, income and other taxes in various applicable jurisdictions. If our subsidiaries are unable to pay dividends and make other payments to us when needed, we may be unable to satisfy our obligations, which would have a material adverse effect on our business, financial condition and operating results.
As a foreign private issuer, we are exempt from a number of rules under the U.S. securities laws and are permitted to file less information with the SEC than a U.S. company. This may limit the information available to holders of the ordinary shares.
We are a foreign private issuer, as such term is defined in Rule 405 under the Securities Act, however, under Rule 405, the determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter and, accordingly, the next determination will be made with respect to us on June 30, 2019.
As a foreign private issuer, we are not subject to all of the disclosure requirements applicable to public companies organized within the United States. For example, we are exempt from certain rules under the Exchange Act, that regulate disclosure obligations and procedural requirements related to the solicitation of proxies, consents or authorizations applicable to a security registered under the Exchange Act, including the U.S. proxy rules under Section 14 of the Exchange Act (including the requirement applicable to emerging growth companies to disclose the compensation of our Chief Executive Officer and the other two most highly compensated executive officers on an individual, rather than an aggregate, basis). In addition, our officers and directors are exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and related rules with respect to their purchases and sales of our securities. Moreover, while we expect to submit quarterly interim consolidated financial data to the SEC under cover of the SEC’s Form 6-K, we will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. public companies and will not be required to file quarterly reports on Form 10-Q or current reports on Form 8-K under the Exchange Act. Furthermore, our ordinary shares are not listed and we do not currently intend to list our ordinary shares on any market in the Bailiwick of Jersey, our home country. As a result, we are not subject to the reporting and other requirements of companies listed in the Bailiwick of Jersey. For instance, we are not required to publish quarterly or semi-annual financial statements. Accordingly, there may be less publicly available information concerning our business than there would be if we were a U.S. public company.
We may lose our foreign private issuer status in the future, which could result in significant additional cost and expense.
In the future, we would lose our foreign private issuer status if a majority of our shareholders, directors or management are U.S. citizens or residents and we fail to meet additional requirements necessary to avoid loss of foreign private issuer status. Although we have elected to comply with certain U.S. regulatory provisions, our loss of foreign private issuer status would make such provisions mandatory. The regulatory and compliance costs to us under U.S. securities laws as a U.S. domestic issuer may be significantly higher. If we are not a foreign private issuer, we will be required to file periodic reports and registration statements on U.S. domestic issuer forms with the SEC, which are more detailed and extensive than the forms available to a foreign private issuer. For example, the annual report on Form 10-K requires domestic issuers to disclose executive compensation information on an individual basis with specific disclosure regarding the domestic compensation philosophy, objectives, annual total compensation (base salary, bonus, and equity compensation) and potential payments in connection with change in control, retirement, death or disability, while the annual report on Form 20-F permits foreign private issuers to disclose compensation information on an aggregate basis. We would also have to mandatorily comply with U.S. federal proxy requirements, and our officers, directors, and principal shareholders will become subject to the short-swing profit disclosure and recovery provisions of Section 16 of the Exchange Act. We may also be required to modify certain of our policies to comply with good governance practices associated with U.S. domestic issuers. Such conversion and modifications will involve additional costs. In addition, we may lose our ability to rely upon exemptions from certain corporate governance requirements on U.S. stock exchanges that are available to foreign private issuers.
We will incur increased costs and obligations as a result of being a public company.
As a privately held company, we have not been required to comply with certain corporate governance and financial reporting practices and policies required of a publicly traded company. As a publicly traded company, we will incur significant legal, accounting and other expenses that we were not required to incur in the recent past, particularly after we are no longer an “emerging growth company” as defined under the JOBS Act. In addition, new and changing laws, regulations and standards relating to corporate governance and public disclosure, including the Dodd Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated and to be promulgated thereunder, as well as under the Sarbanes-Oxley Act, the JOBS Act, and the rules and regulations of the SEC and national securities exchanges have created uncertainty for public companies and increased the costs and the time that our board of directors and management must devote to complying with these rules and regulations. We expect these rules and regulations to increase our legal and financial compliance costs and lead to a diversion of management time and attention from revenues generating activities.
Furthermore, the need to establish the corporate infrastructure demanded of a public company may divert management’s attention from implementing our growth strategy, which could prevent us from improving our business, results of operations and financial condition. We have made, and will continue to make, changes to our internal controls and procedures for financial reporting and accounting systems to meet our reporting obligations as a publicly traded company. However, the measures we take may not be sufficient to satisfy our obligations as a publicly traded company.
For as long as we remain an “emerging growth company” as defined in the JOBS Act, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies.” We may remain an “emerging growth company” until the fifth anniversary of the date on which Clarivate ordinary shares were offered in connection with the Transactions or until such earlier time that we have more than $1.07 billion in annual revenues, have more than $700 million in market value of our ordinary shares held by non-affiliates, or issue more than

$1.00 billion of non-convertible debt over a three-year period. Further, there is no guarantee that the exemptions available to us under the JOBS Act will result in significant savings. To the extent we choose not to use exemptions from various reporting requirements under the JOBS Act, we will incur additional compliance costs, which may impact earnings.
As an “emerging growth company,” we cannot be certain if the reduced disclosure requirements applicable to “emerging growth companies” will make our ordinary shares less attractive to investors.
We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to obtain an assessment of the effectiveness of our internal controls over financial reporting from our independent registered public accounting firm pursuant to Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our ordinary shares less attractive because we will rely on these exemptions. If some investors find our ordinary shares less attractive as a result, there may be a less active market for our ordinary shares and our share price may be more volatile.
If we do not develop and implement all required accounting practices and policies, we may be unable to provide the financial information required of a U.S. publicly traded company in a timely and reliable manner.
If we fail to develop and maintain effective internal controls and procedures and disclosure procedures and controls, we may be unable to provide financial information and required SEC reports that a U.S. publicly traded company is required to provide in a timely and reliable fashion. Any such delays or deficiencies could penalize us, including by limiting our ability to obtain financing, either in the public capital markets or from private sources and hurt our reputation and could thereby impede our ability to implement our growth strategy. In addition, any such delays or deficiencies could result in our failure to meet the requirements for listing of our ordinary shares on a national securities exchange.
The price of our ordinary shares may be volatile.
The price of our ordinary shares may fluctuate due to a variety of factors, including:
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actual or anticipated fluctuations in our quarterly and annual results and those of other public companies in industry;

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mergers and strategic alliances in the industry in which we operate;

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market prices and conditions in the industry in which we operate;

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changes in government regulation;

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potential or actual military conflicts or acts of terrorism;

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the failure of securities analysts to publish research about us, or shortfalls in our operating results compared to levels forecast by securities analysts;

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announcements concerning us or our competitors; and

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the general state of the securities markets.

These market and industry factors may materially reduce the market price of our ordinary shares, regardless of our operating performance.
Reports published by analysts, including projections in those reports that differ from our actual results, could adversely affect the price and trading volume of our ordinary shares.
We currently expect that securities research analysts will establish and publish their own periodic projections for our business. These projections may vary widely and may not accurately predict the results we actually achieve. Our share price may decline if our actual results do not match the projections of these securities research analysts. Similarly, if one or more of the analysts who write reports on us downgrades our stock or publishes inaccurate or unfavorable research about our business, our share price could decline. If one or more of these analysts ceases coverage of us or fails to publish reports on us regularly, our share price or trading volume could decline. While we expect research analyst coverage, if no analysts commence coverage of us, the trading price and volume for our ordinary shares could be adversely affected.
Our articles of association will contain anti-takeover provisions that could adversely affect the rights of our shareholders.
Our articles of association will contain provisions to limit the ability of others to acquire control of our company or cause us to engage in change of control transactions, including, among other things:
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provisions that authorize our board of directors, without action by our shareholders, to issue additional ordinary shares and preferred shares with preferential rights determined by our board of directors;

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provisions that permit only a majority of our board of directors or one or more of our shareholders who together hold at least 10% of the voting rights of our shareholders to call shareholder meetings;

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provisions that impose advance notice requirements, minimum shareholding periods and ownership thresholds, and other requirements and limitations on the ability of shareholders to propose matters for consideration at shareholder meetings; provided, however, such advance notice procedure will not apply to Onex, Baring or Jerre Stead or his successor (as the “Designated Shareholder” under the Director Nomination Agreement) for so long as such person is entitled to nominate one or more members of our board of directors pursuant to the A&R Shareholders Agreement or Director Nomination Agreement; and

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a staggered board whereby our directors are divided into three classes, with each class subject to retirement and re-election once every three years on a rotating basis.

These provisions could have the effect of depriving our shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of our company in a tender offer or similar transaction. With our staggered board of directors, at least two annual general meetings of shareholders will generally be required in order to effect a change in a majority of our directors. Our staggered board of directors can discourage proxy contests for the election of our directors and purchases of substantial blocks of our shares by making it more difficult for a potential acquirer to gain control of our board of directors in a relatively short period of time.
If a U.S. person is treated as owning at least 10% of our ordinary shares, such holder may be subject to adverse U.S. federal income tax consequences.
If a U.S. person is treated as owning (directly, indirectly or constructively) at least 10% of the value or voting power of our ordinary shares, such person may be treated as a “United States shareholder” with respect to us or to any of our subsidiaries that constitute a “controlled foreign corporation” (in each case, as such terms are defined under the Internal Revenue Code of 1986, as amended (the “Code”)). Certain United States shareholders of a controlled foreign corporation may be required to annually report and include in its U.S. taxable income, as ordinary income, its pro rata share of  “Subpart F income,” “global intangible low-taxed income” and certain investments in U.S. property by controlled foreign corporations, whether or not we make any distributions to such United States shareholder. A failure by a United States shareholder to comply with its reporting obligations may subject the United States shareholder to significant monetary penalties and other adverse tax consequences, and may extend the statute of limitations with respect to the United States shareholder’s U.S. federal income tax return for the year for which such reporting was due. We cannot provide any assurances that we will assist investors in determining whether we or any of our non-U.S. subsidiaries are controlled foreign corporations or whether any investor is a United States shareholder with respect to any such controlled foreign corporations. We also cannot guarantee that we will furnish to United States shareholders information that may be necessary for them to comply with the aforementioned obligations. United States investors should consult their own advisors regarding the potential application of these rules to their investments in us. The risk of being subject to increased taxation may deter our current shareholders from increasing their investment in us and others from investing in us, which could impact the demand for, and value of, our ordinary shares.
Risks Related to the Business Combination
The Company Owners are large and significant shareholders that will exert certain controls on the business. As a result, we will be a “controlled company,” which exempts us from obligations to comply with certain corporate governance requirements. Also, we are a “foreign private issuer” which exempts us from relying on certain corporate governance requirements.
Upon the completion of the business combination, the Company Owners will own 217.5 million of our ordinary shares, or approximately 74% of our outstanding ordinary shares (assuming no holder of public shares exercises redemption rights and excluding the impact of 52.8 million warrants, approximately 24.5 million compensatory options issued to the Company’s management, (based on the number of options to purchase the Company’s ordinary shares outstanding as of December 31, 2018) and 10.6 million ordinary shares of Clarivate owned of record by the sponsor and distributable to Jerre Stead, Michael Klein and Sheryl von Blucher following the expiration of applicable lock-up and vesting restrictions). Accordingly, it is anticipated that Clarivate will be eligible to, and the parties intend to, take advantage of certain exemptions from corporate governance requirements provided in the NYSE rules. Specifically, as a controlled company, Clarivate will not be required to have (1) a majority of independent directors, (2) a Nominating and Corporate Governance Committee composed entirely of independent directors, (3) a Compensation Committee composed entirely of independent directors or (4) an annual performance evaluation of the Nominating and Corporate Governance Committee and Compensation Committee. Therefore, following consummation of the Transactions, Clarivate may not have a majority of independent directors, its Compensation, Nominating and Corporate Governance Committee may not consist entirely of independent directors and such committees may not be subject to annual performance evaluations. Accordingly, you will not have the same protections afforded to shareholders of listed companies that are subject to all of the applicable corporate governance requirements. In the event that Clarivate ceases to be a controlled company, it will be required to comply with those requirements within specified transition periods.
In addition, as long as Clarivate relies on the foreign private issuer exemption, Clarivate will not be required to obtain shareholder approval for certain dilutive events, such as the establishment or material amendment of certain equity-based compensation plans, and will be exempt from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Also, as a foreign private issuer, we are permitted to and we may follow, subject to certain exceptions, home country practice in lieu of the corporate governance rules of the NYSE that require listed companies to have, among other things, a majority of independent board members and independent director oversight of executive compensation, nomination of directors and corporate governance matters. As long as we rely on the foreign private issuer exemption to certain of these corporate governance standards, a majority of our board of directors are not required to be independent directors and our Compensation Committee and Nominating and Corporate Governance Committee are not required to be composed entirely of independent directors. Therefore, our board of directors’ approach to governance may be different from that of a board of directors consisting of a majority of independent directors, and, as a result, management oversight may be more limited than if we were subject to all of the corporate governance standards of the NYSE.
Once we are no longer a “controlled company” we must comply with the independent board committee requirements as they relate to the nominating and compensation committees, on the same phase-in schedule as set forth above, with the trigger date being the date we are no longer a “controlled company” as opposed to our listing date. Additionally, we will have 12 months from the date we cease to be a “controlled company” to have a majority of independent directors on our board of directors.
We will be controlled by the Company Owners, whose interests may conflict with yours. The concentrated ownership of our ordinary shares will prevent you and other shareholders from influencing significant decisions.
As a result of its ownership of our ordinary shares, the Company Owners, so long as they hold two thirds of our outstanding ordinary shares, will have the ability to control the outcome of matters requiring the assent of a special resolution of shareholders. For so long as the Company Owners hold at least a majority of our outstanding ordinary shares they will have the ability, through the board of directors, to control decision-making with respect to our business direction and policies. In addition, pursuant to the A&R Shareholders Agreement, Onex and Baring have the right to nominate a majority of the members of the board of directors until such time as Onex and Baring beneficially own less than 60% of the ordinary shares held by Onex and Baring immediately after the closing of the Transactions, and continue to have the right to nominate directors in a declining number based on their aggregate beneficial ownership percentage of the ordinary shares held by Onex and Baring immediately after the closing of the Transactions. Matters over which the Company Owners will, directly or indirectly, exercise control following the completion of the Transactions include:
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the election of our board of directors and the appointment and removal of our officers;

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mergers and other business combination transactions requiring shareholder approval, including proposed transactions that would result in our shareholders receiving a premium price for their shares; and

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amendments of the Articles.

Even if the Company Owners’ ownership of our ordinary shares falls below a majority, they may continue to be able to strongly influence or effectively control our decisions.
The Company Owners may have conflicts of interest with us and other stockholders as a result of their status as a party to the Tax Receivable Agreement. For example, the Tax Receivable Agreement gives the Company the right to terminate the Tax Receivable Agreement in certain scenarios by making a payment equal to the present value of future payments under the Tax Receivable Agreement (based on certain assumptions), subject to certain rights of the TRA Party Representative to defer the Company’s ability to terminate the Tax Receivable Agreement. The TRA Party Representative, which is an affiliate of certain Company Owners, may prevent a termination that would otherwise be favorable to our other shareholders. Similarly, a TRA Party may terminate the Tax Receivable Agreement upon certain changes of control, when such a termination may not be favorable to us and the other shareholders. In addition, the Company Owners’ rights under the Tax Receivable Agreement could influence their decisions regarding whether and when to dispose of assets or engage in other transactions that could affect the amount or timing of payments due under the Tax Receivable Agreement.
If we are characterized as a passive foreign investment company for U.S. federal income tax purposes, its U.S. shareholders may suffer adverse tax consequences.
If 75% or more of our gross income in a taxable year, including our pro-rata share of the gross income of any company, U.S. or foreign, in which we are considered to own, directly or indirectly, 25% or more of the shares by value, is passive income, then we will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Alternatively, we will be considered to be a PFIC if at least 50% of our assets in a taxable year, averaged over the year and ordinarily determined based on fair market value and including our pro-rata share of the assets of any company in which we are considered to own, directly or indirectly, 25% or more of the shares by value, are held for the production of, or produce, passive income. Once treated as a PFIC, for any taxable year, a foreign corporation will generally continue to be treated as PFIC for all subsequent taxable years. If we were to be a PFIC, and a U.S. holder does not make an election to treat us as a qualified electing fund (“QEF”) or a “mark-to-market” election, “excess distributions” to a U.S. holder, and any gain recognized by a U.S. holder on a disposition of our ordinary shares, would be taxed in an unfavorable way. Among other consequences, our dividends, to the extent that they constituted excess distributions, would be taxed at the regular rates applicable to ordinary income, rather than the 20% maximum rate applicable to certain dividends received by an individual from a qualified foreign corporation, and certain “interest” charges may apply. In addition, gains on the sale of our shares would be treated in the same way as excess distributions. The tests for determining PFIC status are applied annually and it is difficult to make accurate predictions of future income and assets, which are relevant to the determination of PFIC status. In addition, under the applicable statutory and regulatory provisions, it is unclear whether we would be permitted to use a gross loss from sales (sales less cost of goods sold) to offset our passive income in the calculation of gross income. Although we do not expect that we will be a PFIC in the future, in light of the periodic asset and income tests applicable in making this determination, no assurance can be given that we will not become a PFIC. If we do become a PFIC in the future, U.S. holders who hold ordinary shares during a period when we are a PFIC will be subject to the foregoing rules, even if we cease to be a PFIC, subject to exceptions for U.S. holders who made a timely QEF election or mark-to-market election, or certain other elections. We do not currently intend to prepare or provide the information that would enable you to make a QEF election. Accordingly, our shareholders are urged to consult their tax advisors regarding the application of PFIC rules.
Churchill will not have any right to make damage claims against the Company or the Company Owners for the breach of any representation, warranty or covenant made by the Company, Clarivate, Jersey Merger Sub or Delaware Merger Sub in the Merger Agreement.
The Merger Agreement provides that all of the representations, warranties and covenants of the parties contained therein shall not survive the closing of the Transactions, except for those covenants contained therein that by their terms apply or are to be performed in whole or in part after the closing. Accordingly, there are no remedies available to the parties with respect to any breach of the representations, warranties, covenants or agreements of the parties to the Merger Agreement after the closing, except for covenants to be performed in whole or in part after the closing. As a result, Churchill will have no remedy available to it if the Transactions are consummated and it is later revealed that there was a breach of any of the representations, warranties and covenants made by the Company, Clarivate, Jersey Merger Sub or Delaware Merger Sub at the time of the Transactions.
The Churchill board of directors did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the business combination.
Churchill’s board of directors did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the business combination with the Company. In analyzing the business combination, Churchill’s board and management conducted due diligence on the Company and researched the industry in which the Company operates and concluded that the business combination was in the best interest of Churchill’s stockholders. Accordingly, investors will be relying solely on the judgment of Churchill’s board of directors in valuing the Company’s business, and the board of directors may not have properly valued such business. The lack of a third-party valuation or fairness opinion may also lead an increased number of stockholders to vote against the proposed business combination or demand redemption of their shares for cash, which could potentially impact Churchill’s ability to consummate the business combination.
Future resales of our ordinary shares and/or Clarivate warrants may cause the market price of our securities to drop significantly, even if our business is doing well.
The Company Owners, the sponsor, the founders and Garden State will be granted certain rights, pursuant to the Registration Rights Agreement, to require us to register, in certain circumstances, the resale under the Securities Act of ordinary shares of us or Clarivate warrants held by them, subject to certain conditions. The sale or possibility of sale of these ordinary shares and/or Clarivate warrants could have the effect of increasing the volatility in our share price or putting significant downward pressure on the price of our ordinary shares and/or Clarivate warrants.
We may issue additional ordinary shares or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of Clarivate’s ordinary shares.
Upon consummation of the business combination we will have warrants outstanding to purchase an aggregate of 52.8 million ordinary shares, and approximately 24.5 million compensatory options issued to the Company’s management (based on the number of options to purchase Company ordinary shares outstanding as of December 31, 2018). In addition, current and former employees of the Company and service providers will hold options to purchase ordinary shares pursuant to the Clarivate Analytics Plc 2019 Incentive Award Plan. Pursuant to this plan, following the consummation of the Transactions, Clarivate may issue an aggregate of up to             ordinary shares (which amount includes the Company ordinary shares subject to options outstanding as of the time of the business combination), which amount may be subject to increase from time to time. For additional information about this plan, please read the discussion under the heading “Director and Executive Officer Compensation — Employee Share Plans.” Clarivate may also issue additional ordinary shares or other equity securities of equal or senior rank in the future in connection with, among other things, future acquisitions or repayment of outstanding indebtedness, without shareholder approval, in a number of circumstances.
Our issuance of additional ordinary shares or other equity securities of equal or senior rank would have the following effects:
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our existing shareholders’ proportionate ownership interest in us will decrease;

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the amount of cash available per share, including for payment of dividends in the future, may decrease;

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the relative voting strength of each previously outstanding ordinary share may be diminished; and

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the market price of our ordinary shares may decline.

If Churchill’s stockholders fail to properly demand redemption rights, they will not be entitled to redeem their shares of common stock of Churchill for a pro rata portion of the trust account.
Churchill stockholders holding public shares may demand that Churchill redeem their shares for a pro rata portion of the trust account, calculated as of two business days prior to the consummation of the business combination. Churchill stockholders who seek to exercise this redemption right must deliver their stock (either physically or electronically) to Churchill’s transfer agent prior to the vote at the meeting. Any Churchill stockholder who fails to properly demand redemption rights will not be entitled to redeem his or her shares for a pro rata portion of the trust account. See the section entitled “Special Meeting of Churchill Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.
Public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the public shares.
A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the public shares. Accordingly, if you hold more than 15% of the public shares and the business combination proposal is approved, you will not be able to seek redemption rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 15% or sell them in the open market. Churchill cannot assure you that the value of such excess shares will appreciate over time following a business combination or that the market price of Churchill’s shares of common stock will exceed the per-share redemption price.
The NYSE may not list our securities, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
We intend to apply to have our securities listed on the NYSE upon consummation of the business combination. We will be required to meet the initial listing requirements to be listed. We may not be able to meet those initial listing requirements. Even if our securities are so listed, we may be unable to maintain the listing of our securities in the future.
If we fail to meet the initial listing requirements and the NYSE does not list our securities and the related closing condition is waived by the parties, we could face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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a limited amount of news and analyst coverage on us; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The sponsor and the founders, including Churchill’s officers and directors beneficially own or have an economic interest in shares of common stock and warrants of Churchill that will be worthless and have incurred reimbursable expenses and may, in certain circumstances, make loans that may not be reimbursed or repaid if the Transactions or other business combinations are not approved. Such interests may have influenced their decision to approve the Transactions.
The sponsor and the founders, including Churchill’s officers and directors and/or their affiliates, beneficially own or have an economic interest in founder shares and private placement warrants that they purchased prior to, or simultaneously with, the Churchill IPO. Such persons have no redemption rights with respect to these securities in the event a business combination is not effected in the required time period. Therefore, if the Transactions or another business combination are not approved within the required time period, such securities held by such persons will be worthless. Such securities had an aggregate market value of  $            based upon the closing prices of the shares and units on the NYSE on            , 2019, the record date. See the section entitled “The Business Combination Proposal — Interests of Churchill’s Directors and Officers in the Business Combination.”
These financial interests may have influenced the decision of Churchill’s directors to approve the Transactions and to continue to pursue such business combination. In considering the recommendations of Churchill’s board of directors to vote for the business combination proposal and other proposals, its stockholders should consider these interests.
The Klein Group, LLC is an affiliate of M. Klein and Company, LLC, the sponsor and Michael Klein and will earn an advisory fee upon the completion of the Mergers. Its financial interest in the completion of the Mergers may have influenced the advice it provided Churchill.
Churchill has engaged the Klein Group, an affiliate of M. Klein and Company, LLC, the sponsor and Michael Klein, to act as Churchill’s financial advisor in connection with the Mergers. Pursuant to this engagement, Churchill will pay the Klein Group an advisory fee of  $12.5 million, which shall be earned upon the closing of the Mergers. The payment of such fee is conditioned upon the completion of the Mergers. Therefore, Michael Klein and the Klein Group have financial interests in the completion of the Mergers in addition to the financial interest of the sponsor (with whom they are affiliated).
These financial interests may have influenced the advice the Klein Group provided to Churchill as its financial advisor which contributed to Churchill’s directors’ decision to approve the Mergers. In considering approval of the business combination, the public stockholders should consider the role of the Klein Group in light of it and its affiliates’ financial interest in the completion of the Mergers. See the section entitled “The Business Combination Proposal — Interests of Churchill’s Directors and Officers in the Business Combination.”
The sponsor is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event a business combination is not consummated. It has also agreed to pay for any liquidation expenses if a business combination is not consummated. Such liability may have influenced the sponsor’s decision to approve the business combination with the Company.
If the Transactions or another business combination are not consummated by Churchill within the required time period, the sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Churchill for services rendered or contracted for or products sold to Churchill. If Churchill consummates a business combination, including the Transactions, on the other hand, Churchill will be liable for all such claims. Neither Churchill nor the sponsor has any reason to believe that the sponsor will not be able to fulfill its indemnity obligations to Churchill. See the section entitled “Other Information Related to Churchill — Financial Condition and Liquidity” for further information. If Churchill is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, the sponsor has also agreed to advance Churchill the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expense.
These obligations of the sponsor may have influenced Churchill’s sponsor’s decision to approve the Transactions and to continue to pursue such business combination. Michael Klein, Jerre Stead, Sheryl von Blucher, Balakrishnan S. Iyer, Karen G. Mills and Martin Broughton, each of whom is a director nominee of the Company, each has an indirect economic interest in the founder shares and private placement warrants purchased by the sponsor as a result of his or her membership interest in the sponsor. In considering the recommendations of Churchill’s board of directors to vote for the business combination proposal and other proposals, Churchill’s stockholders should consider these interests.
The exercise of Churchill’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Transactions may result in a conflict of interest when determining whether such changes to the terms of the Transactions or waivers of conditions are appropriate and in Churchill’s stockholders’ best interest.
In the period leading up to the closing of the Transactions, events may occur that, pursuant to the Merger Agreement, would require Churchill to agree to amend the Merger Agreement, to consent to certain actions taken by the Company or to waive rights that Churchill is entitled to under the Merger Agreement. Such events could arise because of changes in the course of the Company’s business, a request by the Company to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on the Company’s business and would entitle Churchill to terminate the Merger Agreement. In any of such circumstances, it would be at Churchill’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is best for Churchill and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, Churchill does not believe there will be any material changes or waivers that Churchill’s directors and officers would be likely to make after the mailing of this proxy statement/prospectus. Churchill will circulate a new or amended proxy statement/prospectus if changes to the terms of the Transactions that would have a material impact on its stockholders are required prior to the vote on the business combination proposal.
If Churchill is unable to complete the Transactions or another business combination by September 11, 2020, Churchill will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against Churchill and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.00 per share.
Under the terms of Churchill’s amended and restated certificate of incorporation, Churchill must complete a business combination by September 11, 2020, or Churchill must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against Churchill. Although Churchill has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the trust account could be subject to claims which could take priority over those of Churchill’s public stockholders. If Churchill is unable to complete a business combination within the required time period, the executive officers have agreed they will be personally liable under certain circumstances described herein to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Churchill for services rendered or contracted for or products sold to Churchill. However, he may not be able to meet such obligation. Therefore, the per-share distribution from the trust account in such a situation may be less than $10.00 due to such claims.
Additionally, if Churchill is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if Churchill otherwise enters compulsory or court supervised liquidation, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the trust account, Churchill may not be able to return to its public stockholders at least $10.00.

Churchill’s stockholders may be held liable for claims by third parties against Churchill to the extent of distributions received by them.
If Churchill is unable to complete the Transactions or another business combination within the required time period, Churchill will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of  (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Churchill cannot assure you that it will properly assess all claims that may be potentially brought against Churchill. As such, Churchill’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, Churchill cannot assure you that third parties will not seek to recover from its stockholders amounts owed to them by Churchill.
If Churchill is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Churchill’s stockholders. Furthermore, because Churchill intends to distribute the proceeds held in the trust account to its public stockholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public stockholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, Churchill’s board may be viewed as having breached their fiduciary duties to Churchill’s creditors and/or may have acted in bad faith, and thereby exposing itself and Churchill to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. Churchill cannot assure you that claims will not be brought against it for these reasons.
Activities taken by existing Churchill stockholders to increase the likelihood of approval of the business combination proposal and other proposals could have a depressive effect on Churchill’s stock.
At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Churchill or its securities, the sponsor, the founders, including Churchill’s officers, directors and stockholders prior to Churchill IPO, Garden State, the Company, the Company Owners and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Churchill common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Transactions where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on Churchill common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.
In addition, pursuant to the Sponsor Agreement, Jerre Stead (personally or through his designee JMJS Group-II, LP) and Michael Klein have agreed to purchase from Churchill an aggregate of 1,500,000 shares of common stock of Churchill immediately prior to the closing of the Transactions for an aggregate purchase price of  $15,000,000. Such purchase may, therefore, be at a price per share that is less than the then-current market price of Churchill’s common stock and could have a depressive effect on the market price of Churchill’s common stock.

You may face difficulties in protecting your interests as a shareholder, as Jersey law provides substantially less protection when compared to the laws of the United States.
We are incorporated under Jersey law. The rights of holders of ordinary shares are governed by Jersey law, including the provisions of the Companies (Jersey) Law 1991, as amended (the “Jersey Companies Law”), and by our articles of association. These rights differ in certain respects from the rights of shareholders in typical U.S. corporations. See “Description of Clarivate’s Securities — Material Differences between Rights of Holders of Clarivate’s Securities and Rights of Holders of Churchill’s Securities” in this proxy statement/prospectus for a description of the principal differences between the provisions of the Jersey Companies Law applicable to us and the DGCL relating to shareholders’ rights and protections.
It may be difficult to enforce a U.S. judgment against us or our directors and officers outside the United States, or to assert U.S. securities law claims outside of the United States.
A number of our directors and executive officers are not residents of the United States, and the majority of our assets and the assets of these persons are located outside the United States. As a result, it may be difficult or impossible for investors to effect service of process upon us within the United States or other jurisdictions, including judgments predicated upon the civil liability provisions of the federal securities laws of the United States. See “Description of Clarivate’s Securities — Enforcement of civil liabilities.” Additionally, it may be difficult to assert U.S. securities law claims in actions originally instituted outside of the United States. Foreign courts may refuse to hear a U.S. securities law claim because foreign courts may not be the most appropriate forum in which to bring such a claim. Even if a foreign court agrees to hear a claim, it may determine that the law of the jurisdiction in which the foreign court resides, and not U.S. law, is applicable to the claim. Further, if U.S. law is found to be applicable, the content of applicable U.S. law must be proved as a fact, which can be a time-consuming and costly process, and certain matters of procedure would still be governed by the law of the jurisdiction in which the foreign court resides.
Risks If the Adjournment Proposal Is Not Approved
If the adjournment proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the business combination, Churchill’s board of directors will not have the ability to adjourn the special meeting to a later date in order to solicit further votes, and, therefore, the business combination will not be approved.
Churchill’s board of directors is seeking approval to adjourn the special meeting to a later date or dates if, at the special meeting, Churchill is unable to consummate the business combination. If the adjournment proposal is not approved, Churchill’s board will not have the ability to adjourn the special meeting to a later date and, therefore, the business combination would not be completed.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement/prospectus includes statements that express Churchill’s, Clarivate’s and the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this proxy statement/prospectus and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions, the benefits and synergies of the Transactions, including anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which the Company operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Churchill, the Company and Clarivate. Factors that may impact such forward-looking statements include:
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the Company’s ability to compete in the highly competitive markets in which it operates, and potential adverse effects of this competition;

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the Company’s ability to maintain revenues if its products and services do not achieve and maintain broad market acceptance, or if it is unable to keep pace with or adapt to rapidly changing technology, evolving industry standards and changing regulatory requirements.

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uncertainty, downturns and changes in the markets the Company serves;

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the Company’s ability to achieve all expected benefits from the items reflected in the adjustments included in Standalone Adjusted EBITDA;

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the Company’s ability to achieve operational cost improvements and other benefits expected from the Transactions;

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the Company’s dependence on third parties, including public sources, for data, information and other services;

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increased accessibility to free or relatively inexpensive information sources;

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the Company’s ability to maintain high annual revenue renewal rates as recurring subscription-based arrangements generate a significant percentage of the Company’s revenues;

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the reputation of the Company’s brands and the Company’s ability to remain a trusted source of high-quality content, analytics services and workflow solutions;

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the Company’s reliance on its own and third-party telecommunications, data centers and network systems, as well as the Internet;

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the Company’s implementation of a new enterprise resource planning system;

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the Company’s ability to fully derive anticipated benefits from existing or future acquisitions, joint ventures, investments or dispositions;

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potential liability for content contained in the Company’s products and services;

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exchange rate fluctuations and volatility in global currency markets;

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potential adverse tax consequences resulting from the international scope of the Company’s operations, corporate structure and financing structure;

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U.S. tax legislation enacted in 2017, which could materially adversely affect the Company’s financial condition, results of operations and cash flows;

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increased risks resulting from the Company’s international operations;

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the Company’s ability to comply with various trade restrictions, such as sanctions and export controls, resulting from its international operations;

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the Company’s ability to comply with the anti-corruption laws of the United States and various international jurisdictions;

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results of the United Kingdom’s referendum on withdrawal from the EU;

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fraudulent or unpermitted data access, cyber-security attacks, or other privacy breaches;

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government and agency demand for the Company’s products and services and the Company’s ability to comply with government contracting regulations;

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changes in legislation and regulation, which may impact how the Company provides products and services and how it collects and uses information, particularly relating to the use of personal data;

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actions by governments that restrict access to our platform in their countries;

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potentially inadequate protection of IP rights;

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potential IP infringement claims;

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the Company’s ability to attract, motivate and retain qualified employees, including members of its senior management team;

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the Company’s ability to operate in a litigious environment;

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the Company’s ability to transition successfully to being an independent company;

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the material weakness in the Company’s internal controls as of December 31, 2018;

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the Company’s potential need to recognize impairment charges related to goodwill, identified intangible assets and fixed assets;

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the Company’s status as a non-reporting company under the Exchange Act, which means it is not subject to the Sarbanes-Oxley Act of 2002 and not required to provide a management report of its internal controls;

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consequences of the long selling cycle to secure new contracts for certain of the Company’s products and services;

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Thomson Reuters’ historical or future actions, or potential failure to comply with its indemnification obligations;

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the Company’s obligations and restrictions pursuant to the Tax Receivable Agreement;

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the Company’s high level of indebtedness;

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the Company’s status as a foreign private issuer, emerging growth company, holding company and controlled company;

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other factors disclosed in this proxy statement/prospectus; and

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other factors beyond the Company’s control.

The forward-looking statements contained in this proxy statement/prospectus are based on Churchill’s, Clarivate’s and the Company’s current expectations and beliefs concerning future developments and their potential effects on the Transactions and Clarivate. There can be no assurance that future developments affecting Churchill, the Company and/or Clarivate will be those that Churchill, Clarivate or the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond either Churchill’s, Clarivate’s or the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Churchill, the Company and Clarivate will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Before a stockholder grants its proxy or instructs how its vote should be cast or vote on the business combination proposal, charter proposals or the adjournment proposal, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement/prospectus may adversely affect Churchill, the Company and/or Clarivate.

SPECIAL MEETING OF CHURCHILL STOCKHOLDERS
General
Churchill is furnishing this proxy statement/prospectus to Churchill’s stockholders as part of the solicitation of proxies by Churchill’s board of directors for use at the special meeting of Churchill stockholders to be held on            , 2019, and at any adjournment or postponement thereof. This proxy statement/prospectus provides Churchill’s stockholders with information they need to know to be able to vote or instruct their vote to be cast at the special meeting.
Date, Time and Place
The special meeting of stockholders will be held on            , 2019, at            :00 a.m., eastern time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to Churchill, at 1285 Avenue of the Americas, New York, New York 10019.
Purpose of the Churchill Special Meeting
At the special meeting, Churchill is asking holders of Churchill common stock to:
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consider and vote upon a proposal to adopt the Merger Agreement and approve the business combination contemplated thereby (the business combination proposal);

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consider and vote upon separate proposals to approve the following material differences between the constitutional documents of Clarivate that will be in effect upon the closing of the Transactions and Churchill’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Clarivate Analytics Plc” as opposed to “Churchill Capital Corp”; (ii) Clarivate will have no limit on the number of shares which Clarivate is authorized to issue, as opposed to Churchill having 220,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; and (iii) Clarivate’s constitutional documents will not include the various provisions applicable only to special purpose acquisition corporations that Churchill’s amended and restated certificate of incorporation contains (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time) (charter proposals); and

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consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that Churchill is unable to consummate the business combination (adjournment proposal).

Recommendation of Churchill Board of Directors
Churchill’s board of directors has unanimously determined that the business combination proposal is fair to and in the best interests of Churchill and its stockholders; has unanimously approved the business combination proposal; unanimously recommends that stockholders vote “FOR” the business combination proposal; unanimously recommends that stockholders vote “FOR” each of the charter proposals; and unanimously recommends that stockholders vote “FOR” an adjournment proposal if one is presented to the meeting.
Record Date; Persons Entitled to Vote
Churchill has fixed the close of business on            , 2019, as the “record date” for determining Churchill stockholders entitled to notice of and to attend and vote at the special meeting. As of the close of business on            , 2019, there were 86,250,000 shares of Churchill common stock outstanding and entitled to vote. Each share of Churchill common stock is entitled to one vote per share at the special meeting.
Pursuant to the Sponsor Agreement, the 17,250,000 founder shares owned of record by sponsor and any shares of common stock acquired by it, the founders or Garden State in the aftermarket, will be voted in favor of the business combination proposal. The sponsor has indicated it intends to vote its shares in favor of the other proposals presented at the special meeting.

Quorum
The presence, in person or by proxy, of a majority of all the outstanding shares of common stock entitled to vote constitutes a quorum at the special meeting.
Abstentions and Broker Non-Votes
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to Churchill but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld from the broker. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, such as the business combination proposal and the charter proposals.
Vote Required
The approval of the business combination proposal and the charter proposals will require the affirmative vote for the proposal by the holders of a majority of the then outstanding shares of common stock. Abstentions and broker non-votes have the same effect as a vote against the proposals.
The approval of the adjournment proposal, if presented, will require the affirmative vote of the holders of a majority of Churchill common stock represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposals. Therefore, they have the same effect as a vote against the proposal. Broker non-votes are not deemed entitled to vote on such proposal and, therefore, they will have no effect on the vote on such proposal.
Voting Your Shares
Each share of Churchill common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Churchill common stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your shares of Churchill common stock at the special meeting:
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You Can Vote By Signing and Returning the Enclosed Proxy Card.   If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by Churchill’s board “FOR” the business combination proposal, the charter proposals and the adjournment proposal, if presented. Votes received after a matter has been voted upon at the special meeting will not be counted.

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You Can Attend the Special meeting and Vote in Person.   You will receive a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way Churchill can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy
If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
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you may send another proxy card with a later date;

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you may notify Churchill’s Secretary in writing before the special meeting that you have revoked your proxy; or

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you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares
If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Churchill common stock, you may call MacKenzie Partners, Inc., Churchill’s proxy solicitor, at (212) 929-5500 or Churchill at (212) 380-7500.
Redemption Rights
Holders of public shares may seek to redeem their shares for cash, regardless of whether they vote for or against the business combination proposal. Any stockholder holding public shares as of the record date who votes in favor of or against the business combination proposal may demand that Churchill redeem such shares for a full pro rata portion of the trust account (which, for illustrative purposes, was $       per share as of            , 2019, the record date), calculated as of two business days prior to the anticipated consummation of the business combination. If a holder properly seeks redemption as described in this section and the business combination with the Company is consummated, Churchill will redeem these shares for a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the business combination.
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash.
The sponsor, the founders and Garden State will not have redemption rights with respect to any shares of common stock owned by them, directly or indirectly in connection with the Transactions.
Churchill stockholders who seek to redeem their public shares for cash must affirmatively vote for or against the business combination proposal. Churchill stockholders who do not vote with respect to the business combination proposal, including as a result of an abstention or a broker non-vote, may not redeem their shares for cash. Holders may demand redemption by delivering their stock, either physically or electronically using Depository Trust Company’s DWAC System, to Churchill’s transfer agent prior to the vote at the special meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder. In the event the proposed business combination is not consummated this may result in an additional cost to stockholders for the return of their shares.
Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the business combination proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).
If the business combination is not approved or completed for any reason, then Churchill’s public stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a full pro rata portion of the trust account, as applicable. In such case, Churchill will promptly return any shares delivered by public holders. If Churchill would be left with less than $5,000,001 of net tangible assets as a result of the holders of public shares properly demanding redemption of their shares for cash, Churchill will not be able to consummate the business combination.
The closing price of Churchill common stock on            , 2019, the record date, was $     . The cash held in the trust account on such date was approximately $            ($            per public share). Prior to exercising redemption rights, stockholders should verify the market price of Churchill common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Churchill cannot assure its stockholders that they will be able to sell their shares of Churchill common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of public shares exercises its redemption rights, then it will be exchanging its shares of Churchill common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you affirmatively vote for or against the business combination proposal and properly demand redemption no later than the close of the vote on the business combination proposal by delivering your stock certificate (either physically or electronically) to Churchill’s transfer agent prior to the vote at the special meeting, and the business combination is consummated.
Appraisal Rights
Neither stockholders, unitholders nor warrant holders of Churchill have appraisal rights in connection the business combination under the DGCL.
Proxy Solicitation Costs
Churchill is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. Churchill and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Churchill will bear the cost of the solicitation.
Churchill has hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. Churchill will pay that firm a fee of  $12,500 plus disbursements. Such payment will be made from non-trust account funds.
Churchill will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Churchill will reimburse them for their reasonable expenses.
Sponsor, Founders and Garden State
As of            , 2019, the record date, the sponsor owned of record and was entitled to vote an aggregate of 17,250,000 founder shares that was issued prior to the Churchill IPO. Such shares currently constitute 20% of the outstanding shares of Churchill’s common stock. The holders of these securities have agreed to vote the founder shares, as well as any shares of common stock acquired in the aftermarket, in favor of the business combination proposal. The holders of these securities have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting. The founder shares have no right to participate in any redemption distribution and will be worthless if no business combination is effected by Churchill.
If the Transactions are consummated, under the Sponsor Agreement (i) the ordinary shares of Clarivate and Clarivate’s warrants to be issued to the sponsor, the founders and Garden State in connection with the Mergers will be subject to a three-year lock-up restriction (partially reduced to two-years, under certain circumstances) and (ii) the ordinary shares of Clarivate to be issued to the sponsor in connection with the Mergers in respect of founder shares and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher and the Clarivate warrants to held by the sponsor and available for distribution to such persons and to Garden State, in each case, will be subject to certain time and performance-based vesting provisions.
With certain limited exceptions, if the Transactions are not consummated, the founder shares will not be transferable, assignable or salable by the sponsor, the founder or Garden State until the earlier of: (1) one year after the completion of Churchill’s initial business combination; and (2) the date on which Churchill consummates a liquidation, merger, stock exchange, reorganization or other similar transaction after Churchill’s initial business combination that results in all of Churchill’s public stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the Transactions are not consummated and if the last reported sale price of Churchill’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after Churchill’s initial business combination, the founder shares will be released from the lock-up.
At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Churchill or its securities, the sponsor, the founders, Garden State, the Company or Company Owners and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Churchill’s common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements to complete the business combination where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and, with the Company’s consent, the transfer to such investors or holders of shares or rights owned by the initial stockholders for nominal value.
Entering into any such arrangements may have a depressive effect on Churchill common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.
If such transactions are effected, the consequence could be to cause the business combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the business combination proposal and other proposals and would likely increase the chances that such proposals would be approved.
No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement/prospectus by the sponsor, the founders, Garden State, the Company, the Company Owners or any of their respective affiliates. Churchill will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the business combination proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.
In addition, pursuant to the Sponsor Agreement, Jerre Stead (personally or through his designee JMJS Group-II, LP) and Michael Klein have agreed to purchase from Churchill an aggregate of 1,500,000 shares of common stock of Churchill immediately prior to the closing of the Transactions for an aggregate purchase price of  $15,000,000. Such purchase may, therefore, be at a price per share that is less than the then-current market price of Churchill’s common stock and could have a depressive effect on the market price of Churchill’s common stock.

THE BUSINESS COMBINATION PROPOSAL
The discussion in this proxy statement/prospectus of the business combination and the principal terms of the Merger Agreement is subject to, and is qualified in its entirety by reference to, the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement/prospectus.
General
Structure of the Transactions
Pursuant to the Merger Agreement, a business combination between Churchill and the Company will be effected through the Jersey Merger, whereby Jersey Merger Sub shall merge with and into the Company with the Company surviving such merger. Immediately following the consummation of the Jersey Merger, the Delaware Merger Sub will merge with and into Churchill, with Churchill surviving such merger. As a result of these Mergers, Churchill and the Company will become wholly owned subsidiaries of Clarivate immediately following the closing of the Transactions. The Mergers will be effected as described in the following diagram:
Consideration to the Company Owners
As consideration for all of the outstanding shares of the Company, the Company Owners will receive 217.5 million ordinary shares of Clarivate (subject to adjustment as described below).
In the Jersey Merger, each ordinary share of the Company will be converted into a number of ordinary shares of Clarivate equal to the Exchange Ratio (as defined below), with any fraction of an ordinary share of Clarivate in respect of such holder’s aggregate ordinary shares of the Company rounded off to the nearest whole ordinary share of Clarivate.
Each option to purchase ordinary shares of the Company shall automatically be converted into an option to purchase ordinary shares of Clarivate with respect to that number of ordinary shares of Clarivate that is equal to the product of  (a) the number of ordinary shares of the Company subject to such the Company option as of immediately prior to the Jersey Merger, multiplied by (b) the Exchange Ratio, rounded down to the nearest whole number of ordinary shares of Clarivate, at an exercise price per ordinary share of Clarivate equal to the quotient obtained by dividing (i) the per share exercise price of such Company option (after giving effect to the reduction equal to the per share value of the Tax Receivable Agreement) by (ii) the Exchange Ratio, rounded up to the nearest whole cent.
The Exchange Ratio equals (a) (i) the amount of Excess Expenses divided by $10.00 plus (ii) 217,500,000 divided by (b) 1,646,023.01, which is formulaically expressed as:
Exchange Ratio = [(the amount of Excess Expenses / $10.00) + 217,500,000] / 1,646,023.01
The amount of Excess Expenses is the amount, if any, by which certain fees and expenses of Churchill incurred in connection with the Transactions or otherwise exceeds $45.9 million. If the amount of Excess Expenses is zero or a negative number, the amount calculated in clause (i) above shall be zero. The number referred to in clause (b) above shall be equitably adjusted in the event that any Company options are exercised after the date of the Merger Agreement.

For additional information, please read the discussion under the heading “Director and Executive Officer Compensation — Employee Share Plans.”
Consideration to Churchill Holders
Each outstanding share of common stock of Churchill shall be converted into one ordinary share of Clarivate. The outstanding warrants of Churchill shall, by their terms, automatically entitle the holders to purchase ordinary shares of Clarivate upon consummation of the business combination.
The Sponsor Agreement provides that the ordinary shares of Clarivate and Clarivate warrants to be issued to sponsor, the founders and Garden State in connection with the Mergers will be subject to a three-year lock-up restriction (partially reduced to two years, under certain circumstances). The Sponsor Agreement also provides that the ordinary shares of Clarivate to be issued to the sponsor in connection with the Mergers in respect of founder shares and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher and the Clarivate warrants held by the sponsor and available for distribution to such persons and to Garden State, in each case, will be subject to certain time and performance-based vesting provisions as described under “The Business Combination Proposal — Related Agreements — Sponsor Agreement”.
Pro Forma Ownership of the Company Owners and Churchill Holders
At the closing of the Transactions, the Company Owners will hold approximately 74% of the issued and outstanding ordinary shares of Clarivate and current stockholders of Churchill will hold approximately 26% of the issued and outstanding shares of Clarivate (assuming no holder of Churchill’s public shares exercises redemption rights as described in this proxy statement/prospectus and excluding the impact of 52.8 million warrants, approximately 24.5 million compensatory options issued to Company management (based on the number of options to purchase Company ordinary shares outstanding as of December 31, 2018) and 10.6 million ordinary shares of Clarivate owned of record by the sponsor and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher following the expiration of applicable lock-up and vesting restrictions). After giving effect to the satisfaction of the vesting restrictions, the Company Owners will hold approximately 71% of the issued and outstanding ordinary shares of Clarivate.
Related Agreements
Sponsor Agreement
In connection with the execution of the Merger Agreement, the sponsor, the founders and Garden State entered into the Sponsor Agreement pursuant to which they have agreed to comply with the provisions of the Merger Agreement applicable to such persons as well as the covenants set forth in the Sponsor Agreement, including voting all shares of common stock of Churchill beneficially owned by such persons in favor of the Transactions.
The Sponsor Agreement provides that the ordinary shares of Clarivate and Clarivate warrants to be issued to such persons in connection with the Mergers will be subject to a three-year lock-up restriction (partially reduced to two years in the event Onex and/or Baring sell any ordinary shares of Clarivate prior to such date).
The Sponsor Agreement also provides that the ordinary shares of Clarivate to be issued to the sponsor in connection with the Mergers in respect of founder shares and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher and the Clarivate warrants held by the sponsor and available for distribution to such persons and to Garden State, in each case, will be subject to certain time and performance-based vesting provisions described below.
50% of the ordinary shares of Clarivate held by Jerre Stead, Michael Klein and Sheryl von Blucher will vest in three equal annual installments, with the first, second and third installments vesting on the first, second and third anniversaries of the closing of the Transactions, respectively. 25% of the ordinary shares of Clarivate held by such persons will vest at such time as a $15.25 Stock Price Level (as defined below) is achieved on or before the date that is 42 months after the closing of the Transactions, and 25% of the ordinary shares of Clarivate held by such persons will vest at such time as a $17.50 Stock Price Level is achieved on or before the fifth anniversary of the closing of the Transactions. The ordinary shares of Clarivate that are subject to vesting at the $15.25 Stock Price Level shall be eligible to vest with the ordinary shares subject to the $17.50 Stock Price Level if the $15.25 Stock Price Level is not achieved on or before the date that is 42 months after the closing of the Transactions. If any of the ordinary shares of Clarivate subject to such Stock Price Level vesting vest prior to the third anniversary of the closing of the Transactions, such ordinary shares of Clarivate shall also be subject to the time-based vesting described in the first sentence of this paragraph.
The Clarivate warrants held by Jerre Stead, Michael Klein, Sheryl von Blucher and Garden State will vest at such time as a $17.50 Stock Price Level is achieved on or before the fifth anniversary of the closing of the Transactions; provided that none of such Clarivate warrants will vest prior to the first anniversary of the closing of the Transactions, not more than 1/3 of such Clarivate warrants will vest prior to the second anniversary of the closing of the Transactions, and not more than 2/3 of such Clarivate warrants will vest prior to the third anniversary of the closing of the Transactions.
In addition, if a $20.00 Stock Price Level is achieved on or before the sixth anniversary of the closing of the Transactions, Clarivate shall allot and issue the Incentive Shares to the persons designated by Jerre Stead and Michael Klein (or, in the event of death or incapacity of either, by his respective successor).
In the event of certain sale transactions involving the ordinary shares of Clarivate or all or substantially all of the assets of Clarivate, the unvested ordinary shares of Clarivate subject only to time-based vesting shall automatically become vested. The unvested ordinary shares of Clarivate subject to performance-based vesting and the unvested Clarivate warrants subject to performance-based vesting will vest if the per share price implied in such sale transaction is equal to or greater than the applicable Stock Price Level. The Incentive Shares will also become issuable if the per share price implied in such sale transaction is equal to or greater than $20.00. For the sake of clarity, all unvested ordinary shares of Clarivate subject to performance-based vesting and the unvested Clarivate warrants subject to performance-based vesting will not vest if the per share price implied in such sale transaction is less than the applicable Stock Price Level.
Ordinary shares of Clarivate that are subject to performance-based vesting will be forfeited for no consideration to the Company Owners if they do not vest in accordance with the Sponsor Agreement. Clarivate warrants that are subject to performance-based vesting may be transferred to the Company Owners (with respect to the Clarivate warrants held by Jerre Stead, Michael Klein and Sheryl von Blucher) or Clarivate (with respect to the Clarivate warrants held by Garden State), in each case, for a purchase price equal to the original cost of such warrants, in certain circumstances if they do not vest in accordance with the Sponsor Agreement.
The applicable “Stock Price Level” will be considered achieved only when the last reported sale price per ordinary share of Clarivate on the NYSE equals or exceeds the applicable threshold for any 40 trading days during a 60 consecutive trading day period, which 60 consecutive trading day period will not commence until the earlier of  (i) the date on which Onex or Baring sell any of their respective ordinary shares of Clarivate to a third party that is not an affiliate of Onex, Baring, any founder, sponsor or Garden State or (ii) the first anniversary of the closing of the Transactions.
Pursuant to the Sponsor Agreement, Jerre Stead (personally or through his designee, JMJS Group-II, LP) and Michael Klein have agreed to purchase from Churchill an aggregate of 1,500,000 shares of common stock of Churchill immediately prior to the closing of the Transactions for an aggregate purchase price of  $15,000,000.
The Sponsor Agreement provides for certain “tag-along” rights in favor of the sponsor, if applicable, the founders and Garden State upon certain sales of ordinary shares of Clarivate by Onex or Baring following the expiration of the lock-up period described above. In addition, the Sponsor Agreement provides for certain “drag-along” rights in favor of Onex and Baring which permit Onex and Baring to require the founders, Garden State and, if applicable, the sponsor to sell a proportionate number of ordinary shares of Clarivate held by such persons if Onex and Baring propose to transfer 50% or more of the ordinary shares of Clarivate then-held by Onex and Baring.

The Sponsor Agreement terminates on the earlier of  (i) the latest of  (w) the expiration of the lock-up period described above, (x) the vesting in full and delivery of all ordinary shares of Clarivate and Clarivate warrants subject to vesting as described above, (y) the issuance of the Incentive Shares or (z) if the Incentive Shares have not been issued on or prior to the sixth anniversary of the Closing, the day after the sixth anniversary of the Closing or (ii) prior to the closing of the Transactions, the liquidation of Churchill or, if the closing of the Transactions shall have occurred, the liquidation of Clarivate.
Registration Rights Agreement
The Company Owners, the sponsor, the founders and Garden State will be granted certain rights, pursuant to the Registration Rights Agreement which will be entered into at or prior to the closing of the Transactions. Pursuant to the Registration Rights Agreement, such persons will be entitled to have registered, in certain circumstances, the resale of the ordinary shares of Clarivate held by them, subject to certain conditions set forth therein. The registration rights described in this paragraph apply to (i) all ordinary shares of Clarivate owned of record by such persons and (ii) Clarivate warrants held by such persons (including any ordinary shares of Clarivate issued or issuable upon the exercise of any such warrant) (the “registrable securities”), except that registrable securities shall only include ordinary shares of Clarivate or Clarivate warrants that are subject to vesting under the Sponsor Agreement in certain circumstances. Onex will be entitled to request that Clarivate register its ordinary shares on one or more occasions in the future, which registrations may be “shelf registrations.” In addition, (a) Baring shall be entitled to three such requests and (b) the sponsor, the founders and Garden State, through their “Sponsor Representative” (who shall initially be Jerre Stead), shall be entitled to one such request (which shall be increased to three such requests if Onex and Baring beneficially own, in the aggregate, less than 200,000 ordinary shares of Clarivate). The parties to the Registration Rights Agreement will also be entitled to participate in certain registered offerings by Clarivate or demand registrations by the other parties to the Registration Rights Agreement, subject to certain limitations and restrictions. Clarivate will pay certain expenses of the parties incurred in connection with the exercise of their rights under the Registration Rights Agreement. Any securities will cease to be registrable securities under the Registration Rights Agreement when (1) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (2) in the case of such securities held by Onex, Baring, the sponsor, the founders and Garden State, they shall have been distributed to the public pursuant to Rule 144 under the Securities Act (or any similar rule that may be adopted by the SEC), (3) in the case of such securities held by management of the Company, they shall have become eligible for distribution to the public pursuant to Rule 144 under the Securities Act (or any similar rule that may be adopted by the SEC) or (4) they shall have ceased to be outstanding.
Director Nomination Agreement
Pursuant to the Director Nomination Agreement, Jerre Stead, or his successor pursuant to the terms of the Director Nomination Agreement (such individual, the “Designated Shareholder”), will have the right to designate up to four nominees for the election to Clarivate’s board of directors for so long as Jerre Stead, Michael Klein, Sheryl von Blucher and their permitted transferees (collectively, the “Shareholder Group”) own at least 20% of the number of ordinary shares of Clarivate issued to the Shareholder Group in connection with the Mergers in respect of founder shares (such shares the “Initial Shares”). The number of nominees that the Designated Shareholder is entitled to nominate under the Director Nomination Agreement is dependent on the number of ordinary shares of Clarivate held by the Shareholder Group at any time. For so long as the Shareholder Group beneficially owns a number of ordinary shares of Clarivate greater than 80% of the Initial Shares, the Designated Shareholder will have the right to nominate four directors; less than 80% and equal to or greater than 60% of the Initial Shares, the Designated Shareholder will have the right to nominate three directors; less than 60% and equal to or greater than 40% or the Initial Shares, the Designated Shareholder will have the right to nominate two directors; or less than 40% and equal to or greater than 20% of the Initial Shares, the Designated Shareholder will have the right to nominate one director. In addition, the Designated Shareholder will have the right to designate the replacement for any of his designees whose board service has terminated prior to the end of the director’s term, provided that such nominee is reasonably acceptable to a majority of the directors not appointed by the Designated Shareholder. The Designated Shareholder will also have the right to have one designee participate on each committee of the board of directors of Clarivate, subject to compliance with applicable law and stock exchange listing rules. The Director Nomination Agreement further provides that the Designated Shareholder’s initial nominees will be Jerre Stead, Michael Klein, Balakrishnan Iyer and Sheryl von Blucher.
Until the third anniversary of the consummation of the Transactions, Jerre Stead shall serve as the Executive Chairman of the board of directors of Clarivate, subject to his earlier death, disability, resignation or retirement or removal in certain circumstances. If Jerre Stead is still serving as Executive Chairman on the third anniversary of the consummation of the Transactions, his term as Executive Chairman shall be extended until the sixth anniversary of the consummation of the Transactions unless, not earlier than 90 days nor later than 30 days prior to such third anniversary, the board of directors of Clarivate reasonably determines that it is no longer in the best interests of the Company for Jerre Stead to serve as Executive Chairman.
Amended and Restated Shareholders Agreement
In connection with execution of the Merger Agreement, the Company Owners have agreed to replace the existing Shareholders Agreement of the Company, dated as of October 3, 2016 (the “Original Shareholders Agreement”) with the A&R Shareholders Agreement. The Original Shareholders Agreement will remain in effect until the closing of the Transactions, at which time the A&R Shareholders Agreement will become effective.
The A&R Shareholders Agreement provides that Onex and Baring will have the right to designate up to nine nominees for the election to Clarivate’s board of directors. Onex and Baring will have the right to designate nominees for election to Clarivate’s board of directors so long as they own at least 7.5% of the number of ordinary shares of Clarivate owned by Onex and Baring, collectively, at the closing of the Transactions (the “Onex/Baring Initial Shares”). As between Onex and Baring, Baring will have the right to designate two nominees so long as it beneficially owns a number of ordinary shares of Clarivate greater than or equal to 50% of the ordinary shares of Clarivate owned by Baring at the closing of the Transactions and the right to designate one nominee so long as Baring beneficially owns a number of ordinary shares of Clarivate greater than or equal to 20% of the ordinary shares of Clarivate owned by Baring at the closing of the Transactions. The number of designees that Onex and Baring are entitled to nominate decreases as follows:
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Nine directors, so long as Onex and Baring beneficially own a number of ordinary shares of Clarivate greater than or equal to 70% of the Onex/Baring Initial Shares;

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Eight directors, so long as Onex and Baring beneficially own a number of ordinary shares of Clarivate greater than or equal to 65% of Onex/Baring Initial Shares;

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Seven directors, so long as Onex and Baring beneficially own a number of Ordinary Shares greater than or equal to 60% of the Onex/Baring Initial Shares;

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Six directors, so long as Onex and Baring beneficially own a number of ordinary shares of Clarivate greater than or equal to 55% of the Onex/Baring Initial Shares;

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Five directors, so long as Onex and Baring beneficially own a number of ordinary shares of Clarivate greater than or equal to 50% of the Onex/Baring Initial Shares;

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Four directors, so long as Onex and Baring beneficially own a number of ordinary shares of Clarivate greater than or equal to 40% of the Onex/Baring Initial Shares;

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Three directors, so long as Onex and Baring beneficially own a number of ordinary shares of Clarivate greater than or equal to 30% of the Onex/Baring Initial Shares;

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Two directors, so long as Onex and Baring beneficially own a number of ordinary shares of Clarivate greater than or equal to 20% of the Onex/Baring Initial Shares; and

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One director, so long as Onex and Baring beneficially own a number of ordinary shares of Clarivate greater than or equal to 7.5% of the Onex/Baring Initial Shares.

The A&R Shareholders Agreement also prohibits each of Onex and Baring from transferring ordinary shares of Clarivate other than to certain permitted transferees, with the approval of Onex and Baring, in connection with the tag-along rights described below or in a public offering. Onex shall also be permitted to transfer its ordinary shares of Clarivate following October 3, 2021, subject to the tag-along rights described below. Neither Onex nor Baring may transfer any ordinary shares of Clarivate (other than to certain permitted transferees) prior to the expiration of a 180-day lock-up period following the closing of the Transactions. Company management included in the Company Owners party to the A&R Shareholders Agreement shall be prohibited from transferring their respective ordinary shares of Clarivate other than to certain permitted transferees, in a public offering or with the approval of the board of directors of Clarivate.
The A&R Shareholders Agreement includes certain “tag-along” rights in favor of Baring upon certain sales of ordinary shares of Clarivate by Onex.
Headquarters; Stock Symbols
After completion of the Transactions:
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the corporate headquarters and principal executive office of Clarivate will be located at Friars House, 160 Blackfriars Road, London, SE1 8EZ, UK, which is the Company’s corporate headquarters; and

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if the parties’ application for listing is approved, Clarivate’s ordinary shares and warrants will be traded on the NYSE under the symbols CCC and CCC WS, respectively.

Background of the Transactions
Churchill is a blank check company formed as a corporation in Delaware on June 20, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The business combination with the Company is the result of an extensive search for a potential transaction utilizing the global network and investing and transaction experience of Churchill’s management team and board of directors. The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of Churchill and the Company Owners. The following is a brief discussion of the background of these negotiations, the Merger Agreement and Transactions.
On September 11, 2018, Churchill completed its initial public offering. Prior to the consummation of the Churchill IPO, neither Churchill, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Churchill.
From the date of the Churchill IPO through the signing of the Merger Agreement with the Company on January 14, 2019 representatives of Churchill contacted and were contacted by a number of individuals and entities with respect to business combination opportunities and engaged with several possible target businesses in discussions with respect to potential transactions. During that period, Jerre Stead, the Chief Executive Officer and a Director of Churchill, Michael Klein, Chairman of Churchill, Sheryl von Blucher, Chief Operating Officer and a director of Churchill, and Peter M. Phelan, Chief Financial Officer of Churchill, and representatives of the Klein Group:
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developed a list of 50 or more business combination candidates;

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held conversations with numerous potential targets and their sponsors either initiated by them or by the potential target or its sponsor; and

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identified and evaluated five potential transactions, including the Company, all in the information services segment of the technology services and software industry, prior to focusing its efforts on a business combination transaction with the Company.

The decision not to pursue the alternative acquisition targets was generally the result of one or more of (i) Churchill’s determination that these businesses did not represent as attractive a target as the Company due to a combination of business prospects, strategy, management teams, structure and valuation, (ii) Churchill’s decision to pursue a business combination with the Company, (iii) a difference in valuation expectations between Churchill, on the one hand, and a seller, on the other hand or (iv) a potential target’s failure to satisfy the 80% test.
On September 14, 2018, Anthony Munk of Onex called Michael Klein to discuss Churchill and the potential rationale for a transaction between the Company and Churchill. After the call, Mr. Munk emailed Mr. Klein overview materials about the Company.
On October 9, 2018, Messrs. Stead, Klein and Phelan and Ms. von Blucher of Churchill had an introductory dinner with Mr. Munk, Kosty Gilis and Amir Motamedi of Onex to discuss the rationale for a transaction with the Company.
On October 12, 2018, Messrs. Klein and Phelan met with Messrs. Munk, Ian Gutwinski and Motamedi at Onex’s offices in New York City to discuss a potential transaction with the Company, including potential transaction structures and the process for Churchill to complete a transaction in light of its status as a special purpose acquisition company. Tyler Dickson and Neil Shah of Citigroup Inc. (“Citi”) joined the meeting by telephone and spoke about the process for Churchill to complete a business combination from a capital markets perspective. Mr. Gilis and Belal Yassine of Onex also participated in the meeting by video conference.
On October 17, 2018, representatives of Onex met with the Churchill management team at Onex’s office to introduce Jay Nadler of the Company, to further discuss the rationale for a transaction with the Company and provide an overview of the Company’s business. Other attendees included Messrs. Stead (telephonically), Klein and Phelan and Ms. von Blucher (telephonically), and Messrs. Munk, Gilis, Motamedi, Paul Edwards (telephonically), Mr. Yassine (telephonically) and Mr. Gutwinski of Onex.
On October 26, 2018, Messrs. Stead, Klein and Phelan and Ms. von Blucher met with Messrs. Munk, Gilis, Motamedi, Gutwinski, Edwards (telephonically) and Yassine (telephonically) and Nadler at Onex’s offices to further discuss the Company’s business and the strategic rationale for a transaction. These attendees, other than Ms. von Blucher, continued these discussions at a dinner meeting.
On October 30, 2018, Churchill engaged Blank Rome LLP (“Blank Rome”) as transactional counsel for a potential transaction with the Company.
On November 1, 2018, Messrs. Klein, Phelan and a representative of the Klein Group met with Messrs. Munk, Gilis and Motamedi to further discuss a potential transaction, including structuring and timing. Messrs. Stead, Edwards and Yassine also joined telephonically.
On November 7, 2018, Churchill engaged Paul, Weiss, Rifkind, Wharton & Garrison LLP as counsel for a potential transaction with the Company.
On November 11, 2018, Messrs. Stead, Klein and Phelan and representatives of the Klein Group had a telephonic meeting with the Onex team and Messrs. Dickson, Shah, Rick Diamond and Clayton Hale of Citi to discuss the valuation of the Company in connection with a potential transaction. Messrs. Munk, Gilis, Motamedi, Edwards, Gutwinski and Yassine attended for Onex.
On November 12, 2018, Churchill’s board of directors met (telephonically). Churchill’s board of directors discussed Churchill’s activities since the Churchill IPO, including the evaluation of merger candidates in the business information sector and its recent focus on the Company as a potential candidate.
On November 15, 2018, the investment committee of Churchill’s board of directors met to discuss a potential transaction with the Company, including a discussion of the rationale for a transaction with the Company, an overview of the Company and a timeline for a potential transaction.
On November 21, 22 and 24, 2018, Messrs. Klein and Stead spoke telephonically to further discuss a potential transaction with the Company. On November 25, Mr. Munk sent Mr. Klein a high-level summary of a preliminary proposal of potential transaction terms.

On November 28, 2018, Churchill commenced its due diligence review of the Company and retained various advisors to assist it in this review, including Steve Green, Heather Matzke-Hamlin and Clifford Smith, as consultants to Churchill, the Klein Group as its financial advisor and Ernst & Young LLP (“Ernst & Young”).
From November 28, 2018, through January 14, 2019 (the date the Merger Agreement was signed), various representatives of Churchill, the Company, Onex, the Klein Group, Blank Rome and Ernst & Young conducted extensive due diligence of the Company through document review and numerous telephonic conferences and in-person meetings, covering various areas, including, but not limited to: commercial operations; financial results; tax; human resources; information technology; cyber security and data privacy; litigation and legal compliance; intellectual property; insurance; and general corporate matters. These meetings and calls included a series of sessions at Onex’s offices in New York City on November 28 and November 29, 2018, which also included other members of the Company management such as Messrs. Nadler, Richard Hanks, Steve Hartman, Chris Veator, Daniel Videtto, Jeff Roy, and Ms. Annette Thomas.
On December 1, 2018, Messrs. Klein and Nadler met in New Jersey to discuss various topics related to a potential transaction.
On December 9, 2018, Blank Rome, as counsel to Churchill, and Latham & Watkins LLP (“Latham & Watkins”), as counsel to the Company, first discussed the proposed terms of an agreement and plan of merger.
On December 11, 2018, Churchill’s board of directors met to discuss a preliminary understanding with the Company Owners regarding a potential transaction with the Company, including a discussion of the proposal and timeline for a transaction, an overview of the Company’s business and financial highlights of the Company.
On December 13, 2018, management of Churchill, representatives of the Klein Group, Onex and the Company met telephonically to discuss transaction timing, marketing, efforts to prepare and complete a proxy statement for a transaction, tax structuring and diligence of existing Company management equity. Attendees for the calls included Messrs. Stead, Klein, Phelan, Ms. von Blucher for Churchill; Messrs. Smith and Green and representatives of the Klein Group, Messrs. Munk, Gilis, Motamedi, Edwards, Yassine and Carlo Chiarot of Onex and Messrs. Nadler, Hanks, Hartman and Michael Paek, Ms. Kathy Sullivan and Christine Archbold of the Company. Representatives of Latham & Watkins joined the tax meeting and management equity telephone calls.
On December 17, 2018, the investment committee of Churchill’s board of directors met to discuss the proposed Company transaction. The items discussed were the rationale for the transaction with the Company, business and financial highlights, the information services industry and a discussion of risks and issues regarding the Company and a potential transaction with the Company. Messrs. Munk and Gilis attended a portion of this meeting to provide an overview of Onex and to discuss their views of the Company. Separately, Messrs. Dickson and Shah joined a portion of the meeting telephonically to provide the board with an overview of the process and timeline of a potential transaction.
A meeting was held on December 20, 2018, at Onex’s offices in New York City to further discuss a potential transaction among Messrs. Stead, Klein and Phelan of Churchill; representatives of the Klein Group, Messrs. Munk, Gilis, Motamedi, Edwards and Yassine of Onex; and Messrs. Nicholas Macksey, Matthew Scattarella and Jack Hennessy of Baring.
Between December 24, 2018, and January 14, 2019, Blank Rome and Latham & Watkins continued to negotiate transaction documents, including the Merger Agreement, Sponsor Agreement and Tax Receivable Agreement. Blank Rome’s initial draft Merger Agreement did not contain a requirement that Churchill provide a minimum amount of cash at closing, which was ultimately a heavily negotiated point. The concept of Available Cash was included in the initial draft, but it was not included as a closing condition — instead, it was meant to be informational only.
On December 26, 2018, Latham & Watkins responded to Blank Rome’s draft Merger Agreement and included an Exchange Ratio of 132.1288, which was subject to adjustment if Company options were exercised. In addition, the Exchange Ratio was subject to further adjustment if Churchill’s expenses exceeded an amount to be agreed between the parties prior to signing as being appropriately borne by the combined business, which would most likely increase the Exchange Ratio. At that time, Latham & Watkins made a request for Churchill to outline their projected expenses for the transaction. Latham & Watkins’ draft also included a proposal for a minimum of  $600 million of Available Cash and deleted the closing condition that there was no Material Adverse Effect on the Company’s business as of Closing.
On December 26, 2018, Latham & Watkins also presented an initial draft of the Sponsor Agreement to Blank Rome providing for (i) the amendment of the letter agreement to modify the lock-up provisions contained in the letter agreement to conform to the timing of the Transactions and to add a lock-up provision, applicable to the founders, for a period of three years after the closing of the Transactions, subject to a partial release from the lock-up after two years based on the number of shares sold by Onex and Baring prior to such date, (ii) the purchase by Messrs. Stead and Klein, immediately prior to the closing of the Transactions, of an aggregate of 1,500,000 newly issued shares of Churchill at a price of  $10.00 per share, (iii) the issuance of the 7,000,000 Incentive Shares to designees of Jerre Stead if a $20.00 Stock Price Level is achieved within six years after the Closing Date and (iv) an extension of the period of time, contained in the letter agreement, during which Jerre Stead and Sheryl von Blucher agree not to participate in the formation of, or become an officer or director of, any other special purpose acquisition company, to such period of time as Mr. Stead serves as a director of Holdings.
On December 28, 2018, Latham & Watkins and Blank Rome had a call to discuss the Merger Agreement. The parties discussed, among other things, the Available Cash, the Exchange Ratio and the transaction expenses.
On December 29, 2018, Blank Rome responded to Latham & Watkins’ revised Merger Agreement. The open issues included, among others, the mechanism for adjusting the Exchange Ratio, the requirement that there be at least $600 million of Available Cash and the closing condition that there was no Material Adverse Effect on the Company’s business as of Closing.
On December 29, 2018, Latham & Watkins delivered an updated draft of the Sponsor Agreement to Blank Rome providing for (i) vesting of the ordinary shares held by the sponsor and distributable to Messrs. Stead and Klein and Ms. von Blucher, 50% to vest based on the passage of time and 50% to vest based on the passage of time and the achievement of certain Stock Price Levels, and (ii) vesting of the Churchill warrants held by the sponsor and distributable to Messrs. Stead and Klein and Ms. von Blucher and Garden State, 100% to vest based on the passage of time and the achievement of certain Stock Price Levels.
During the period between December 29, 2018 and January 13, 2019, Blank Rome and Latham & Watkins negotiated certain provisions of the Sponsor Agreement, including provisions regarding (i) exceptions to the lock-up, (ii) the disposition of shares and warrants that are subject to the vesting provisions and that do not vest within the time period prescribed for vesting, (iii) the early vesting or continued vesting of the shares and warrants that are subject to the vesting provisions upon a sale or change in control of the Company, (iv) the disposition or immediate issuance of Incentive Shares upon a sale or change in control of the Company, (v) the identity of the persons entitled to designate the recipients of Incentive Shares, and (vi) the addition of  “tag-along” and “drag-along” provisions applicable to the sponsor, the founders and Garden State.
On December 29, 2018, Latham & Watkins sent an initial draft of the Tax Receivable Agreement to Blank Rome. The initial draft Tax Receivable Agreement proposed, among other provisions, that in addition to tax attributes arising under U.S. and United Kingdom law, tax attributes arising under laws of all other jurisdictions would trigger payments under the Tax Receivable Agreement upon their utilization.
On January 2, 2019, there was a due diligence update call among Churchill and its advisors in which the participants reviewed the outcomes of their due diligence efforts. This included, among other items, a review of commercial operations; financial results; tax; human resources; information technology; cyber security and data privacy; litigation and legal compliance; intellectual property; insurance; and general corporate matters.
From January 2, 2019, to January 14, 2019, Messrs. Klein and Gilis had several discussions regarding various aspects of the transaction terms and the principal transaction documents.

On January 3, 2019, there was a telephonic meeting of Messrs. Gilis, Motamedi, Edwards and Yassine of Onex, Messrs. Klein and Stead and Ms. von Blucher of Churchill, together with representatives of Latham & Watkins and Blank Rome to discuss open deal points.
On January 3, 2019, representatives of Blank Rome and Latham & Watkins also had a telephonic conference to discuss certain aspects of the draft Tax Receivable Agreement. The parties discussed various issues, including the tax attributes that would trigger payments, the applicable jurisdictions in which the utilization of tax attributes would trigger payments, timing of payments and other aspects of the agreement.
On or around January 6, 2019, Churchill and Onex agreed that the utilization of both tax basis assets and net operating losses, among other tax attributes, would trigger payments under the Tax Receivable Agreement. However, Churchill proposed that payments under the Tax Receivable Agreement could be delayed until up to 18 months after the end of the relevant taxable periods. Churchill also proposed that the payments related to the taxable periods ending in calendar year 2019 and 2020, which would be payable in 2021 and 2022, respectively, would be no greater than $30 million (with any amounts due in excess of  $30 million deferred to future years).
On January 6, 2019, Latham & Watkins provided a revised Merger Agreement to Blank Rome. This draft reflected the Company’s proposal that (i) the Available Cash would include the $15 million aggregate amount of cash received by Churchill from Jerre Stead (or his affiliate) and Michael Klein to purchase shares of Churchill common stock immediately prior to Closing and (ii) the Exchange Ratio would not be adjusted for redemptions if Churchill agreed to deliver Available Cash of at least $600 million and instead the Exchange Ratio would be adjusted only with respect to Excess Expenses. The Excess Expenses were defined as any Churchill expenses above an agreed upon amount. Additionally, Latham & Watkins again removed the closing condition that there was no Material Adverse Effect on the Company’s business as of Closing.
Between January 7, 2019 and January 13, 2019, Blank Rome and Latham & Watkins, along with their respective clients, negotiated and agreed upon the amount of Churchill’s transaction expenses that would not constitute Excess Expenses.
On January 8, 2019, Churchill held a meeting with its board of directors to review the transaction. Messrs. Klein and Stead provided an extensive review of the due diligence progress, the characteristics of the Company’s business, the outlook for future performance and other potential considerations. Mr. Stead also stated that there was additional work to be completed with regards to certain areas, including finalizing the 2019 forecast and transaction documentation. The board approved the Merger Agreement and the Transactions subject to management’s satisfactory completion of due diligence and negotiation of final agreements.
On January 8, 2019, Blank Rome responded to Latham & Watkins’ draft Tax Receivable Agreement. The draft identified open issues, including the scope of tax attributes, applicable jurisdictions, timing of payments and interest accruing on payments, a potential cap on the amount of annual payments related to certain years, and the possibility that tax benefits may become disallowed upon a successful challenge by a taxing authority after payments in respect of such tax benefits are made under the Tax Receivable Agreement.
On or around January 8, 2019, the parties agreed that the payments under the Tax Receivable Agreement with respect to taxable periods during calendar year 2019 would be required to be made no earlier than March 31, 2021 but that interest would accrue on the payment from the due date (without extensions) of the tax return giving rise to the applicable portion of the payment until the payment date.
On January 9, 2019, Latham & Watkins responded to Blank Rome’s draft Tax Receivable Agreement. In this draft it was agreed that, in the event that tax benefits become disallowed upon a successful challenge by a taxing authority after payments in respect of such tax benefits are made to the TRA Parties, the TRA Parties will not be required to reimburse the Company for any such payments previously made. However, future payments under the Tax Receivable Agreement would be adjusted to reflect such disallowance, and payments that would otherwise be made to the TRA Parties would be placed into an escrow account until there is a final determination with respect to such disallowance. The draft included an election for the

Company to defer the amount of payments in excess of  $35 million that relate to taxable periods ending in calendar years 2019 and 2020. Representatives of Latham & Watkins and Blank Rome had a call later that day to discuss various issues, including the applicable tax jurisdictions that would be included in the scope of the Tax Receivable Agreement. Following the parties’ discussion, Blank Rome responded to Latham & Watkins’ revised Tax Receivable Agreement. The draft proposed to limit tax payments under the Tax Receivable Agreement to those arising from the utilization of tax attributes in the U.S. and United Kingdom only and to exclude tax attributes in other jurisdictions. The draft also proposed to lower the maximum payment amounts on annual payments related to taxable periods ending in calendar years 2019 and 2020 from $35 million to $30 million (with any amounts due in excess of  $30 million deferred to future years).
On January 13, 2019, the parties negotiated the remaining open points in the Merger Agreement. The parties agreed to reduce the Available Cash from $600 million to $550 million. Additionally, the parties agreed to add a closing condition that there was no Material Adverse Effect on the Company’s business as of Closing. The Exchange Ratio and Excess Expense adjustment concepts were agreed to in the form proposed by Latham & Watkins in their January 7, 2019 draft of the Merger Agreement.
On or around January 13, 2019, the parties agreed that the Company could elect to defer payments in excess of  $30 million with respect to Tax Receivable Agreement payments to be made in calendar years 2021 and 2022 and add the excess amount of such payments over $30 million to the amount required to be paid with respect to the following calendar year. The parties further agreed that interest would continue to accrue on those deferred amounts. The parties also agreed that attributes arising from Japan and Germany would be included for the purposes of the Tax Receivable Agreement in additional to the US and UK but that all other jurisdictions would be excluded.
On January 13, 2019, there was also a Churchill board meeting to provide an additional update to the board on the transaction status. Messrs. Klein and Stead provided an update on the development of the forecast and the negotiation of the final transaction documents and recommended that the board confirm its approval of the Transactions. The board confirmed their approval of the Transactions based on the update provided.
On January 14, 2019, Latham & Watkins and Blank Rome exchanged multiple drafts of the Tax Receivable Agreement and discussed and resolved the remaining open issues, including the applicable interest rates on payments and late payments and the discount rate that would be applied in computing payments upon an early termination of the Tax Receivable Agreement.
The Merger Agreement and Sponsor Agreement were signed on January 14, 2019.
On February 26, 2019, the parties entered into Amendment No. 1 to the Merger Agreement to make certain technical amendments to the Merger Agreement.
On March 29, 2019, the parties entered into Amendment No. 2 to the Merger Agreement to make certain technical amendments to the Merger Agreement.
On March 29, 2019, the relevant parties to the Sponsor Agreement entered into an amendment thereto to increase the number of Incentive Shares that may become issuable pursuant to the Sponsor Agreement.
Churchill’s Board of Directors’ Reasons for Approval of the Transactions
Churchill’s board of directors, in evaluating the Transactions, consulted with Churchill’s management and legal and financial advisors. In reaching its unanimous resolution (i) that the terms and conditions of the Merger Agreement, including the proposed Transactions, are advisable, fair to, and in the best interests of Churchill and its stockholders and (ii) to recommend that stockholders adopt and approve the Merger Agreement and approve the Transactions contemplated therein, Churchill’s board considered a range of factors, including but not limited to, the factors discussed below. In light of the number and wide variety of factors, the Churchill board did not consider it practicable to and did not attempt to quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The Churchill board viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Churchill’s reasons for the Transactions and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”
In approving the Transactions, the Churchill board determined not to obtain a fairness opinion. The officers and directors of Churchill, including Mr. Stead and Ms. von Blucher, have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds, together with the experience and sector expertise of Churchill’s financial advisors, including Citi and the Klein Group; enabled them to make the necessary analyses and determinations regarding the Transactions with the Company. In addition, Churchill’s officers and directors and Churchill’s advisors have substantial experience with mergers and acquisitions.
The Klein Group and Citi assisted Churchill’s board with analyzing the Transactions and assisted Churchill’s board in determining whether to recommend approval of the Transactions to Churchill’s stockholders. Michael Klein provided detailed overviews of the structure and merger consideration to Churchill’s directors and the Klein Group provided analytical support to Churchill’s management. Citi met with the board on one occasion to discuss the potential capital markets reaction to the Transactions and assisted the Klein Group with ongoing analytical support. Michael Klein and Jerre Stead led the negotiations with the Company, including the determination of the merger consideration and other principal terms. Churchill’s board held multiple meetings to discuss the business and products of the Company as well as a description of the comparable company and transaction universe. During these meetings, Churchill’s board was also briefed on the opportunities for Clarivate, which Churchill’s management believed could be achieved based on the proposed transformational strategy that they intend to implement following the Transactions. These discussions were led by Mr. Stead, who has extensive experience as a senior executive in the information services sector. Mr. Stead and Ms. von Blucher outlined steps to be taken in implementing the transformation strategy. Churchill’s board was also briefed by Messrs. Klein and Stead regarding changes made to the material terms of the Transactions agreements. Churchill’s board considered the briefings made by Michael Klein, Citi and Churchill’s management in concluding that, in its view, the terms and conditions of the Transactions were advisable, fair to and in the best interests of Churchill and its shareholders.
In considering the Transactions, the Churchill board of directors gave considerable weight to the following factors:
•
Favorable Industry Trends.   The information services market is experiencing a number of favorable trends, including the potential to deploy new technologies to access the predictive analytics and data market which was estimated by International Data Corporation to reach $155 billion in 2018;

•
Global, Information Services Leadership.   The Company is the leading global information services and analytics company serving the scientific research, intellectual property and life sciences end-markets with a comprehensive suite of intellectual property and scientific information and analytical tools and services;

•
Strong Platform with High Quality Assets.   The Company has proprietary databases of highly curated content that are deeply integrated into its customers’ systems, operations and workflow. Churchill believes that the Company’s platform and high quality assets lead to a sustained competitive advantage, as well as highly visible recurring revenues that are generally non-cyclical;

•
Recurring Revenues Model with High Retention Rates.   The Company has a highly attractive fully digital delivery model, with subscription and recurring revenues representing approximately 82% of the total revenues base, and annual revenue renewal rates in excess of 90%;

•
Global Customer Base.   The Company has a global customer base with revenues from North America, Europe, APAC and Emerging Markets accounting for approximately 46%, 25%, 22% and 7%, respectively, of revenues for the twelve months ended December 31, 2018;

•
Platform Supports Further Growth Initiatives.   The Company’s platform supports further expansion of the Company’s footprint with existing customers, new customer additions and expansion into new markets and geographic regions in order to facilitate the achievement of revenues growth;

•
Opportunities for Standalone Adjusted EBITDA Growth and Margin Expansion.   Further commercial, operational and cost structure improvements, such as simplifying the organizational structure, optimizing sales efforts and assessing pricing strategy, exist given the Company’s recent separation from Thomson Reuters that could significantly increase Standalone Adjusted EBITDA growth and margin expansion;

•
Synergistic Acquisition Opportunities.   The Company believes that there are various incremental acquisition opportunities to expand and enhance the Company’s platform which could increase Standalone Adjusted EBITDA growth. The Company’s strong platform and recurring cash flow support add-on acquisitions in vertical markets, as well as transformative acquisitions to address whitespace opportunities;

•
Improved Financial Flexibility.   As a result of the Company Owners rolling over all of their equity into Clarivate and the use of a portion of the cash proceeds from the Transactions to pay down the existing debt, the company’s financial flexibility is expected to benefit the planned acquisition strategy and achieve Standalone Adjusted EBITDA growth;

•
Commitment of the Company Owners.   The Churchill board believes that the Company Owners retaining 100% of their equity interests in the Transactions reflects their belief in and commitment to the continued growth prospects of the combined company;

•
Attractive Valuation.   As more fully described under “— Comparable Company Analysis”, the purchase price values the Company at a discount to selected comparable companies on a pro forma implied total enterprise value as a multiple of the Company’s 2019E Standalone Adjusted EBITDA;

•
Optimally Sized Transaction.   Upon consumption of the Transactions, the Company stockholders will hold approximately 74% of the outstanding capital stock of Clarivate and Churchill’s stockholders will hold approximately 26% of the outstanding capital stock assuming of Clarivate (assuming no holder of public shares exercises redemption rights and excluding the 10.6 million ordinary shares of Clarivate which will be subject to vesting restrictions); and

•
Highly Complementary Management Teams.   Jerre Stead, formerly both Chairman and CEO of IHS Markit Ltd (“IHS Markit”), will be Executive Chairman of Clarivate following the Merger. His leadership skills and experience in the information services sector will be highly complementary to the skills and experience of CEO Jay Nadler and the strong management team that he has assembled at the Company.

The Churchill board also considered a variety of uncertainties and risks and other potentially negative factors concerning the business combination, including, but not limited to, the following:
•
Macroeconomic Risks.   Macroeconomic uncertainty and the effects it could have on the combined company’s revenues;

•
Benefits May Not Be Achieved.   The risk that the potential benefits of the Transactions may not be fully achieved or may not be achieved within the expected timeframe;

•
Cost Savings and Growth Initiatives May Not be Achieved.   The risk that the cost savings and growth initiatives may not be fully achieved or may not be achieved within the expected timeframe;

•
Foreign Holding Company Structure.   The added risks that would be present in the proposed post-merger structure, such as the risk of being able to enforce future judgments against a foreign company, that would not have been present if the combined company remained a U.S. domiciled entity;

•
Tax Receivable Agreement.   The risk that payments related to a tax receivable agreement may limit the availability of capital to support the Company’s growth initiatives, including M&A activities;

•
No Third-Party Valuation.   The risk that Churchill did not obtain a third-party valuation or fairness opinion in connection with the Transactions;

•
The Rights of Onex and Baring Pursuant to the Amended and Restated Stockholder Agreement.   The risks relating to the rights granted to Onex and Baring pursuant to the Amended and Restated Stockholder Agreement, including such holders’ right to designate up to nine out of 14 directors of Clarivate;

•
Churchill Stockholders Receiving a Minority Position in Clarivate.   The risk that Churchill stockholders will hold a minority share position in Clarivate, or approximately 26% of the outstanding capital stock of Clarivate (assuming no holder of public shares exercises redemption rights and excluding the 10.6 million ordinary shares of Clarivate which will be subject to vesting restrictions); and

•
Other Risks.   Various other risks associated with the business of the Company, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement/prospectus.

The Churchill board concluded that the potential benefits that it expected Churchill and its shareholders to achieve as a result of the Transactions outweighed the potentially negative factors associated with the Transactions. The board also noted that the Churchill stockholders would have a substantial economic interest in the combined company (depending on the level of Churchill stockholders that sought redemption of their public shares into cash). Accordingly, the board unanimously determined that the Merger Agreement and the Transactions contemplated therein, were advisable, fair to, and in the best interests of the Churchill and its stockholders.
Certain Forecasted Financial Information for the Company
The Company provided Churchill with its internally prepared forecasts for period ending December 31, 2018 and preliminary budget for 2019. This prospective financial information was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The forecasts were prepared solely for internal use, capital budgeting, covenant compliance planning and other management purposes. As such, they include certain pro forma adjustments that are permissible under the covenants in the Company’s Credit Agreement. The forecasts are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. You are cautioned not to rely on the forecasts in making a decision regarding the transaction, as the forecasts may be materially different than actual results.
The forecasts are based on information as of the date of this proxy statement/prospectus and reflect numerous assumptions including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond the Company’s control, such as the risks and uncertainties contained in the section entitled “Risk Factors.” The most significant assumptions upon which the Company’s management based its forecasts and the reasonable and supportable basis for those assumptions are, among other things, subscription revenue growth being driven by the higher ACV entry rate in 2019 as well as the benefit of new sales and an improvement in renewal rates. Transactional revenues are assumed to show some modest year to year growth with professional services revenue assumed to be flat year to year. Expense growth is assumed to be in line with inflation as increases in personnel related costs from higher headcount and merit compensation are offset by higher capitalization of internal and external staff. Capital expenditure assumptions reflect a return to historical spending levels seen in 2015 and 2016.
The Company believes that the assumptions used to derive its forecasts are both reasonable and supportable. The Company’s management derived its forecasts based on modeling revenues growth assumptions and estimates of controllable expenditures. In preparing the models, the Company’s management relied on a number of factors, including the executive team’s significant experience in the content, data and analytics sector and the actual performance of the Company and its acquired companies since its separation from Thomson Reuters in October 2016.
Although the assumptions and estimates on which the forecasts for revenues and costs are based are believed by Churchill’s management to be reasonable and based on the best then currently available information, including information made available by the Company and additional anticipated cost-saving initiatives that the Company expects to implement in 2019, the financial forecasts are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s and Churchill’s control. There will be differences between actual and forecasted results, and actual results may be materially greater or materially less than those contained in the forecasts. The inclusion of the forecasted financial information in this proxy statement/prospectus should not be regarded as an indication that the Company or Churchill or their respective representatives considered or consider the forecasts to be a reliable prediction of future events, and reliance should not be placed on the forecasts.
The forecasts were requested by, and disclosed to, Churchill for use as a component in its overall evaluation of the Company, and are included in this proxy statement/prospectus on that account. The Company has not warranted the accuracy, reliability, appropriateness or completeness of the forecasts to anyone, including to Churchill. Neither the Company’s management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the forecasts, and none of them intends to or undertakes any obligation to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the forecasts are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. Clarivate will not refer back to these forecasts in its future periodic reports filed under the Exchange Act. The forecasts reflect the consistent application of the accounting policies of the Company and should be read in conjunction with the accounting policies included in Note 3 — “Summary of Significant Accounting Policies” accompanying the historical audited consolidated financial statement of the Company included elsewhere in this proxy statement/prospectus.
The prospective financial information included in this proxy statement/prospectus has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed upon procedures with respect to the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in this proxy statement/prospectus relates to the Company’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.
In its presentation to the board of directors, Churchill management presented the 2018 forecast from the Company that was available at that time. Churchill management also presented a preliminary 2019 forecast that was adjusted for certain additional cost savings initiatives that Churchill expected to be implemented in 2019. The key elements of the forecasts considered by Churchill’s board are summarized below:
	Fiscal Year Ended December 31,
($ in millions)	2018E	2019E Low	2019E High
Adjusted Revenues(1)	$952	$962	$995
Standalone Adjusted EBITDA(2)(3)	$314	$330	$350

(1)
The Company defines Adjusted revenues as Revenues, net adjusted for the impact of the deferred revenues purchase accounting adjustment and revenues attributable to Intellectual Property Management Product Line. The Company does not expect to have adjustment to revenues after 2018.

(2)
The Company defines Standalone Adjusted EBITDA as net (loss) income before provision for income taxes, depreciation and amortization and interest income and expense, adjusted to exclude acquisition or disposal-related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from the IPM Product Line which was divested in October 2018), losses on extinguishment of debt, stock-based compensation, unrealized foreign currency gains/(losses), Transition Services Agreement costs, separation and integration costs, transformational and restructuring expenses, acquisition-related adjustments to deferred revenue, non-cash income/(loss) on equity and cost method investments, non-operating income or expense, the impact of certain non-cash and other items that are included in net income for the period that the Company does not consider indicative of its ongoing operating performance, certain unusual items impacting results in a particular period, the difference between annualized run-rate savings and savings realized during that same fiscal year as well as the difference in the Company’s actual standalone costs incurred relative to the steady state standalone cost estimate that the Company expects to achieve after completion of the Transition and optimization of the standalone functions by 2021.
(3)
The Company does not provide GAAP financial measures on a forward-looking basis as it is unable to predict with reasonable certainty factors such as costs and other one-time items related to this transaction, future changes in interest rates, effective income tax rate, the future impact of unusual gains and losses, restructuring, acquisition and integration-related costs and stock based compensation due to the timing of future awards, without unreasonable effort. These items are uncertain, and depend on various factors and so this reconciliation has not been provided. These items and factors could be material to the Company’s results computed in accordance with GAAP.

The cost saving initiatives that Churchill expected to be initiated in 2019 and more fully implemented in 2020 are expected to include:
•
decreasing costs by simplifying organization structures and trimming general and administrative functions to enhance a customer-centric focus;

•
using artificial intelligence and the latest technologies to reduce costs and increase efficiencies for content sourcing and curation;

•
moving work performed by contractors in-house to best-cost geographic locations;

•
achieving headcount productivity benchmarks and operational efficiency metrics based on alignment with quantified sector leader benchmarks;

•
expanding existing operations in best-cost geographic locations, aligning with business objectives;

•
minimizing our real estate footprint by reducing facility locations substantially over the next three years;

•
completing the Transition Services Agreement with Thomson Reuters; and

•
divesting non-core assets.

Subsequent to the board meeting, and in consultation with the Company, the Standalone Adjusted EBITDA forecast was further refined and adjusted to a range of  $325 million – $345 million. The revenues forecast range was unchanged.
Comparable Company Analysis
Churchill’s management primarily relied upon a comparable company analysis to assess the value that the public markets would likely ascribe to the Company following a business combination with Churchill and this analysis was presented to the board. The relative valuation analysis was based on publicly-traded companies in the information services sector, which were determined to be leaders in this sector. The comparable companies the Churchill board reviewed within the information services sector were S&P Global Inc. (“S&P”), Moody’s Corporation (“Moody’s”), IHS Markit, FactSet Research Systems Inc. (“FactSet”), Verisk Analytics, Inc. (“Verisk”), MSCI Company (“MSCI”), and Gartner, Inc. (“Gartner”). These companies were selected by Churchill as the publicly traded companies having businesses with a similar subscription-based business model and high renewal rates most comparable to the combined company’s business. These companies, which are considered to be leaders in the information services sector, engage in the provision of information for a variety of different client needs, but share similar operating characteristics and engage in the provision of information to customers to aid in critical decision-making.A brief description of each selected comparable public company’s business is as follows:
•
S&P engages in the provision of independent ratings, benchmarks, analytics and data to the capital and commodity markets worldwide.

•
Moody’s engages in the provision of credit ratings, research, tools and analysis to the global capital markets.

•
IHS Markit delivers information, analytics and solutions to customers in business, finance and government. Its products are used by aerospace, agriculture, automotive, chemicals, construction, financial services industries, governments and NGO’s.

•
FactSet provides integrated financial information and analytical applications for the global investment community.

•
Verisk engages in the provision of data analytics for customers in insurance, energy markets and financial services.

•
MSCI engages in the provision of investment decision support tools, including indices, portfolio risk and performance analytics and corporate governance products and services.

•
Gartner engages in the provision of technology-related research, information and insights to its clients to aid in their decision-making processes.

Churchill’s board recognized that no company was identical in nature to the Company.
During the Transition, the Company’s results have been impacted by the Transition Services Agreement costs, separation and integration costs and transformational and restructuring expenses as well as the difference in the Company’s actual standalone costs incurred relative to the steady state standalone cost estimate that the Company expects to achieve after completion of the Transition and optimization of the standalone functions by 2021. The Company advised Churchill that it believes that Standalone Adjusted EBITDA, which further adjusts Adjusted EBITDA to address the impact of these costs, reflects the underlying trends and indicators of its business as if the business would have been fully separated. Churchill’s Board also recognized that Churchill’s management primarily relied upon a comparable company analysis to assess the value that the public markets would likely ascribe to the Company following a business combination with Churchill and this analysis was presented to the board. Accordingly, Churchill believes that comparing the Company’s Standalone Adjusted EBITDA to the Adjusted EBITDA of comparable companies provides a representative comparison of the Company and the selected comparable publicly traded companies on a going-forward basis.
Churchill’s board of directors reviewed, among other things, the enterprise values and enterprise values as a multiple of estimated adjusted EBITDA for 2019E.
The enterprise values and multiples for the selected comparable companies are summarized in the table below:
Company ($ in millions)	Enterprise Value	Enterprise Value/ adjusted EBITDA 2019E
S&P	$47,612	13.8x
Moody’s	33,321	14.0x
IHS Markit	26,394	14.8x
FactSet	8,274	15.5x
Verisk	21,282	16.8x
MSCI	15,070	17.0x
Gartner	13,970	17.7x
Information Services Median	$21,282	15.5x

Note:
Estimates based on market data as of January 11, 2019 and the most recent available balance sheet data for each company as of January 11, 2019.

Based on the review of these selected comparable publicly traded companies, Churchill’s board concluded that the Company’s pro forma implied total enterprise value as a multiple of Standalone Adjusted EBITDA was below the total Enterprise Value as a multiple of adjusted EBITDA of similar benchmarks of such companies. This analysis supported the Churchill board’s determination, based on a number of factors, that the terms of the Transactions were fair to and in the best interests of Churchill and its stockholders. Churchill’s board views Standalone Adjusted EBITDA as the appropriate measure of the Company’s performance since it adjusts the Company’s actual standalone costs incurred relative to the steady state cost estimate it expects to achieve after the termination of the Transition Services Agreement and the anticipated establishment and optimization of standalone functions by the end of 2020.
Satisfaction of 80% Test
It is a requirement under Churchill’s amended and restated certificate of incorporation that any business acquired by Churchill have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions at the time of the execution of a definitive agreement for an initial business combination). As of January 14, 2019, the date of the execution of the Merger Agreement, the balance of the funds in the trust account was approximately $671 million (excluding $24.15 million of deferred underwriting commissions) and 80% thereof represents approximately $537 million. In reaching its conclusion on the 80% asset test, Churchill’s board of directors used as a fair market value the $4,200 million enterprise value for the Company, which was implied based on the terms of the Transactions agreed to by parties in negotiating the Merger Agreement. This fair market value was implied based on adding (i) the $2,175 million common equity value consideration to the current Company Owners, and (ii) the $2,025 million of net debt reported by the Company as of September 30, 2018. The parties to the Merger Agreement considered factors such as the Company’s historical financial results, the future growth outlook and financial plan, as well as valuations and trading of publicly traded companies in similar and adjacent sectors. The board determined that the consideration being paid in the merger, which amount was negotiated at arms-length, was fair to, and in the best interests of, Churchill and its stockholders and appropriately reflected the Company’s value. The board based this conclusion on (i) a comparison of  (a) the ratio of enterprise value over estimated 2019 Standalone Adjusted EBITDA of 12.7x for Clarivate, based on a $4,312 million enterprise value of Clarivate after giving effect to the Transactions, to (b) the median enterprise value over estimated 2019 adjusted EBITDA of 15.5x for the selected comparable companies; (ii) a review of the 2018 and 2019 forecasts, as described above in the section “ — Certain Forecasted Financial Information for the Company”; and (iii) a range of qualitative and quantitative factors such as the Company’s leadership position, management experience, Standalone Adjusted EBITDA margin and future growth and margin expansion opportunities.
The Churchill board of directors believes that because of the financial skills and background of its directors, it was qualified to conclude that the acquisition of the Company met the 80% requirement. Based on the fact that the $4,200 million fair market value of the Company as described above, is in excess of the threshold of approximately $537 million, representing 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions), the Churchill board determined that the fair market value of the Company was substantially in excess of 80% of the funds in the trust account and that the 80% test was met.
Interests of Churchill’s Directors and Officers in the Business Combination
In considering the recommendation of the board of directors of Churchill to vote in favor of approval of the business combination proposal, the charter amendments proposal and the other proposals, stockholders should keep in mind that the sponsor, including its directors and executive officers, have interests in such proposals that are different from, or in addition to, those of Churchill stockholders generally. In particular:

•
If the Transactions or another business combination are not consummated by September 11, 2020, Churchill will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 17,250,000 initial shares held by the sponsor that are distributable to the founders and Garden State which were acquired for an aggregate purchase price of  $25,000 prior to the Churchill IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of  $            based upon the closing price of  $            per share on the NYSE on            , 2019 the record date.

•
The sponsor, and through the sponsor, the founders and Garden State, purchased an aggregate of 18,300,000 private placement warrants from Churchill for an aggregate purchase price of $18,300,000 (or $1.00 per warrant). These purchases took place on a private placement basis simultaneously with the consummation of Churchill IPO. A portion of the proceeds Churchill received from these purchases were placed in the trust account. Such warrants had an aggregate market value of  $            based upon the closing price of  $            per warrant on the NYSE on            , 2019, the record date. The private placement warrants will become worthless if Churchill does not consummate a business combination by September 11, 2020.

•
Churchill has engaged the Klein Group, an affiliate of M. Klein and Company, LLC, the sponsor and Michael Klein, to act as Churchill’s financial advisor in connection with the Mergers. Pursuant to this engagement, Churchill will pay the Klein Group an advisory fee of  $12.5 million, which shall be earned upon the closing of the Mergers. $7.5 million of such fee shall be payable upon the closing of the Mergers, $2.5 million of such fee shall be payable on January 31, 2020 and the final $2.5 million of such fee shall be payable on January 29, 2021. The payment of such fee is conditioned upon the completion of the Mergers. Therefore, the Klein Group and Michael Klein have financial interests in the completion of the Mergers in addition to the financial interest of the sponsor (with whom they are affiliated) described above. The engagement of the Klein Group and the payment of the advisory fee has been approved by Churchill’s audit committee and board of directors in accordance with Churchill’s related persons transaction policy.

•
Jerre Stead will become Executive Chairman of Clarivate and Michael Klein, Sheryl von Blucher, Martin Broughton, Karen G. Mills and Balakrishnan S. Iyer will become directors of Clarivate after the closing of the Transactions. As such, in the future each will receive any cash fees, stock options or stock awards that the Clarivate board of directors determines to pay to its executive and non-executive directors.

•
If Churchill is unable to complete a business combination within the required time period, its executive officers will be personally liable under certain circumstances described herein to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Churchill for services rendered or contracted for or products sold to Churchill. If Churchill consummates a business combination, on the other hand, Churchill will be liable for all such claims.

•
The founders, including Churchill’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Churchill’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Churchill fails to consummate a business combination within the required period, they will not have any claim against the trust account for reimbursement. Accordingly, Churchill may not be able to reimburse these expenses if the Transactions or another business combination, are not completed by September 11, 2020.

•
The continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance.

•
Pursuant to the Sponsor Agreement, if the last sale price of Clarivate’s ordinary shares is at least $20.00 per share for at least 40 trading days over any 60 consecutive trading day period ending at any time prior to the six-year anniversary of the consummation of the business combination with the Company, such persons designated by Jerre Stead and Michael Klein (or, in the event of death or incapacity of either, by his respective successor) will be issued the Incentive Shares. If the business combination is not consummated then this performance incentive will not be available.
Recommendation of Churchill’s Board of Directors
After careful consideration of the matters described above, particularly the Company’s leading position in its industry, high quality assets, potential for growth and profitability, the Company’s competitive positioning, its global customer relationships, and technical skills, Churchill’s board determined unanimously that each of the business combination proposal, the charter proposals and the adjournment proposal, if presented, is fair to and in the best interests of Churchill and its stockholders. Churchill’s board of directors has approved and declared advisable and unanimously recommend that you vote or give instructions to vote “FOR” each of these proposals.
The foregoing discussion of the information and factors considered by the Churchill board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Churchill board of directors.
Material United States Federal Income Tax Consequences of the Business Combination to Churchill Security Holders
The following section is a summary of material United States federal income tax consequences of the Delaware Merger to holders of Churchill common stock and warrants other than the sponsor and its affiliates. This discussion addresses only those Churchill security holders (other than the sponsor and its affiliates) that hold their securities as a capital asset within the meaning of Section 1221 of the Code and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:
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financial institutions;

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other entities classified as partnerships for U.S. federal income tax purposes;

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tax-exempt organizations;

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dealers in securities or currencies;

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traders in securities that elect to use a mark-to-market method of accounting;

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holders owning or treated as owning 5% or more of Churchill’s shares or of Clarivate’s shares (except as described below);

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persons holding Churchill common stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment; and

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Non-U.S. holders (as defined below, and except as otherwise discussed below).

For purposes of this section, a U.S. holder is a beneficial owner of Churchill common shares or warrants who or which is any of the following for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the U.S.;

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a corporation, including any entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

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an estate if its income is subject to U.S. federal income taxation regardless of its source; or

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a trust if  (a) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has in effect a valid election under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity treated as a partnership for U.S. federal income tax purposes holds our capital stock or warrants the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Churchill stock and/or warrants and the partners in such partnerships are urged to consult their tax advisors regarding the U.S. federal income tax consequences to them.
This discussion is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.
Neither Churchill nor Clarivate intends to request any ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Transactions.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE DELAWARE MERGER AND THE U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF CHURCHILL COMMON SHARES AND WARRANTS DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE TRANSACTIONS AND THE U.S. FEDERAL INCOME TAX TREATMENT OF OWNING CLARIVATE ORDINARY SHARES AND WARRANTS TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, HOLDING, AND DISPOSING OF CLARIVATE ORDINARY SHARES AND WARRANTS.
U.S. Federal Income Tax Considerations of the Delaware Merger to U.S. Holders
The Delaware Merger taken together with the Jersey Merger is intended to qualify as an exchange under Section 351 of the Code. The remainder of this disclosure assumes the Delaware Merger so qualifies. Churchill also believes that there is a reporting position that the Delaware Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code (a “reorganization”) and if it so qualifies the U.S. federal income tax consequences to U.S. Holders of Churchill common shares and warrants could be different. Although this disclosure discusses certain U.S. federal income tax consequences of the Delaware Merger if it qualifies as a reorganization, there is significant uncertainty as to whether such a characterization would be sustained if reorganization status is challenged by the Internal Revenue Service. U.S. holders are urged to consult their tax advisors regarding the proper tax treatment of the Delaware Merger, including with respect to the potential qualification of the Delaware Merger as a reorganization.
For U.S. federal income tax purposes, the automatic conversion in the Delaware Merger of Churchill warrants into warrants to acquire Clarivate ordinary shares should be treated as a surrender of Churchill warrants and the receipt of Clarivate warrants. The discussion that follows does not specifically address all of the consequences to U.S. holders who hold different blocks of Churchill stock (generally, shares of Churchill stock purchased or acquired on different dates or at different prices) and holders of Churchill stock who receive a mixture of cash and Clarivate ordinary shares in exchange for their Churchill stock; such holders are urged to consult their tax advisors to determine how the applicable rules apply to them.
Section 367 of the Code and the Treasury regulations promulgated thereunder impose certain additional requirements for qualifying under Sections 351 and 368 of the Code with respect to transactions where, as may be the case in the Delaware Merger, a U.S. person exchanges stock or securities in a U.S. corporation for stock or securities in a foreign corporation (these rules generally are not applicable to non-U.S. persons). In general, for an exchange of Churchill common shares for Clarivate ordinary shares by a U.S. holder in the Delaware Merger to meet these additional requirements, certain reporting requirements must be satisfied and each of the following conditions must be met: (i) no more than 50% of both the total voting power and the total value of the stock of the transferee foreign corporation is received, in the aggregate, by the “U.S. transferors” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) in the transaction; (ii) no more than 50% of each of the total voting power and the total value of the stock of the transferee foreign corporation is owned, in the aggregate, immediately after the transaction by “U.S. persons” (as defined in the Treasury regulations) that are either officers or directors or “five-percent target shareholders” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) of the U.S. corporation; (iii) either (A) the U.S. holder is not a “five-percent transferee shareholder” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) of the transferee foreign corporation or (B) the U.S. holder is a “five-percent transferee shareholder” of the transferee foreign corporation and enters into an agreement with the Internal Revenue Service to recognize gain under certain circumstances; and (iv) the “active trade or business test” is satisfied as defined in Treasury Regulation Section 1.367(a)-3(c)(3). It is currently expected that conditions (i), (ii), and (iv) will be met and that, as a result, the Delaware Merger will not fail to satisfy the applicable requirements under Section 367 on account of such conditions.
This discussion does not provide any further analysis regarding Section 367 of the Code and does not address the tax consequences to any Churchill shareholder that will own 5% or more of either the total voting power or the total value of the outstanding stock of Clarivate after the Delaware Merger (determined after taking into account ownership under the applicable attribution rules of the Code and applicable Treasury regulations). All Churchill stockholders that will own 5% or more of either the total voting power or the total value of the outstanding stock of Clarivate after the Delaware Merger may want to enter into a valid “gain recognition agreement” under applicable Treasury regulations and are strongly urged to consult their own tax advisors to determine the particular consequences of the Delaware Merger.
U.S. holders exchanging only Churchill common shares for Clarivate ordinary shares
A U.S. holder that owns only Churchill common shares but not Churchill warrants and that exchanges such common shares for Clarivate ordinary shares generally should not recognize gain or loss. The aggregate tax basis for U.S. federal income tax purposes of the shares of Clarivate received by such U.S. holder in the Delaware Merger should be the same as the aggregate adjusted tax basis of the Churchill shares surrendered in exchange therefor. The holding period of the shares of Clarivate received in the Delaware Merger by such U.S. holder should include the period during which the Churchill shares exchanged therefor were held by such U.S. holder.
U.S. holders exchanging only Churchill warrants for Clarivate warrants
If the Delaware Merger qualifies as an exchange under Code Section 351, but not as a reorganization, a U.S. holder whose Churchill warrant automatically converts into a warrant to purchase Clarivate ordinary shares should recognize gain or loss upon such exchange equal to the difference between the fair market value of the Clarivate warrant received and such U.S. holder’s adjusted tax basis in its Churchill warrant. A U.S. holder’s tax basis in its Clarivate warrant deemed received in the Delaware Merger should equal the fair market value of such warrant. A U.S. holder’s holding period in its Clarivate warrant should begin on the day after the Delaware Merger.
If the Delaware Merger qualifies as a reorganization as well as a Code Section 351 exchange, a U.S. holder whose Churchill warrant is converted into a warrant to purchase Clarivate ordinary shares should not recognize gain or loss on such exchange. In such case, a U.S. holder’s tax basis in the Clarivate warrant received should be equal to the holder’s adjusted tax basis in the Churchill warrant exchanged therefor and the U.S. holder should be able to “tack on” its holding period in the surrendered Churchill warrant to such U.S. holder’s holding period in its Clarivate warrant.
U.S. holders exchanging Churchill common shares and warrants for Clarivate ordinary shares and warrants
If the Delaware Merger qualifies as an exchange under Code Section 351, but not as a reorganization, a U.S. holder that receives Clarivate ordinary shares in exchange for such U.S. holder’s Churchill shares and whose Churchill warrants automatically convert into warrants to purchase Clarivate ordinary shares should recognize gain (if any) with respect to each Churchill common share and warrant held immediately prior to the Delaware Merger in an amount equal to the lesser of  (i) the excess (if any) of the fair market value of the Clarivate ordinary shares and warrants to acquire Clarivate ordinary shares deemed received in exchange for such share or warrant, as described below over such U.S. holder’s tax basis in the Churchill share or warrant exchanged therefor or (ii) the fair market value of the warrants to acquire Clarivate ordinary shares deemed received in exchange for such Churchill share or warrant. To determine the amount of gain, if any, that such U.S. holder must recognize, the holder must compute the amount of gain or loss realized as a result of the Delaware Merger on a share-by-share and warrant-by-warrant basis by allocating the aggregate fair market value of  (i) the Clarivate ordinary shares received by such U.S. holder and (ii) the warrants to purchase Clarivate ordinary shares owned by such U.S. holder as a result of the Delaware Merger among the Churchill common shares and warrants owned by such U.S. holder immediately prior to the Delaware Merger in proportion to their fair market values. Any loss realized by a U.S. holder would not be recognized.
Gain, if any, described in the previous paragraph that is recognized by a U.S. holder will generally be long-term capital gain to the extent it is allocated to surrendered Churchill shares or warrants that were held by such U.S. holder for more than one year at the time of the Delaware Merger. A U.S. holder will be able to “tack on” its holding period in the surrendered Churchill equity to such U.S. holder’s holding period in its Clarivate shares received in exchange therefor. A U.S. holder’s holding period in the Clarivate warrants received will begin on the day after the Delaware Merger.
If the Delaware Merger qualifies as a reorganization as well as a Code Section 351 exchange, a U.S. holder that receives Clarivate ordinary shares and whose warrants are automatically converted into warrants to purchase Clarivate ordinary shares in the Delaware Merger should not recognize any gain or loss on such exchange. In such case, a U.S. holder’s tax basis in the Clarivate warrants received in the exchange should be equal to such U.S. holder’s adjusted tax basis in the Churchill equity exchanged therefor and the U.S. holder should be able to “tack on” its holding period in the surrendered Churchill equity to such U.S. holder’s holding period in its Clarivate warrants received in exchange therefor. Similarly, a U.S. holder’s tax basis in the Clarivate shares received in the exchange should be equal to such U.S. holder’s adjusted tax basis in the Churchill equity exchanged therefor and the U.S. holder will be able to “tack on” its holding period in the surrendered Churchill equity to such U.S. holder’s holding period in its Clarivate shares received in exchange therefor.
U.S. holders redeeming Churchill common shares for cash and exchanging Churchill warrants for Clarivate warrants
If the Delaware Merger does not qualify as a reorganization, a U.S. holder receiving cash for Churchill common shares and whose Churchill warrants automatically convert into warrants to purchase Clarivate ordinary shares should recognize gain or loss with respect to the warrant conversion portion of the transaction equal to the difference between the fair market value of the Clarivate warrants received less such U.S. holder’s adjusted tax basis in its Churchill warrants surrendered (the tax consequences of the redemption of Churchill common shares are discussed below). If, however, the Delaware Merger qualifies as a reorganization, a U.S. holder receiving cash for Churchill common shares whose Churchill warrants automatically convert into warrants to purchase Clarivate ordinary shares generally should not recognize gain or loss with respect to the warrant conversion portion of the transaction.
If the Delaware Merger does not qualify as a reorganization (or if the Delaware Merger qualifies as a reorganization and the exercise of redemption rights by U.S. holders with respect to Churchill common shares is treated as a separate transaction from any reorganization in connection with the Delaware Merger), U.S. holders that exercise redemption rights and elect to receive cash in exchange for their Churchill shares in the Delaware Merger should, with respect to such redemption, generally be treated as recognizing gain or loss (or be treated as receiving a corporate distribution) in a manner similar to that described below in the section titled “U.S. holders redeeming Churchill common shares for cash and not receiving any other consideration in the transactions.”
If the Delaware Merger qualifies as a reorganization, and if U.S. holders who exercise redemption rights and elect to receive cash in exchange for their Churchill shares are treated as having received such cash in the reorganization, then such U.S. holders should generally recognize gain (but not loss) on such exchange equal to the difference between the amount of cash received and such U.S. holder’s adjusted basis in the Churchill equity exchanged therefor.

The discussion in the preceding paragraphs in this section assumes that a U.S. holder receiving cash for Churchill common shares and whose Churchill warrants automatically convert into warrants will be treated (where such exchanges are not considered to be made in connection with a reorganization) as separate exchanges of Churchill common shares for cash received in the redemption and of Churchill warrants for Clarivate warrants received in the conversion. It also assumes that if a U.S. holder receiving cash for Churchill common shares and whose Churchill warrants automatically convert into warrants is treated as having undertaken those transactions as part of a reorganization, the terms of the transactions specifying that cash received in the redemption will be received in exchange for Churchill common shares and that the Clarivate warrants received in the exchange will be received in exchange for Churchill warrants will be considered economically reasonable for applicable tax purposes.
The character of any gain recognized and the tax basis and holding period of the Churchill warrants received on a redemption of Churchill shares for cash and an exchange of Churchill warrants for Holding warrants will depend on a number of factors, including whether the Delaware Merger qualifies as a reorganization, whether the U.S. holder holds different blocks of Churchill stock (generally, shares of Churchill stock purchased or acquired on different dates or at different prices), if the redemption is treated as a separate transaction from the Delaware Merger (and any exchange(s) qualifying as a reorganization in connection with the Delaware Merger) for tax purposes, if the redemption of Churchill common shares and conversion of Churchill warrants has the effect of the distribution of a dividend for applicable tax purposes, or if the redemption is “substantially disproportionate’ with respect to the U.S. holder or is “not essentially equivalent to a dividend” under the applicable U.S. federal income tax rules more fully described below. U.S. holders are urged to consult their tax advisors regarding the U.S. federal income tax consequences if they intend to redeem their Churchill common stock and exchange Churchill warrants in the transaction.
U.S. holders redeeming Churchill common shares for cash and not receiving any other consideration in the transactions
Regardless of whether the Delaware Merger qualifies as a reorganization or only as a Code Section 351(a) exchange, the treatment for U.S. federal income tax purposes of a U.S. holder receiving cash for Churchill common shares will depend on whether the transaction qualifies as a sale of such stock or whether the U.S. holder will be treated as receiving a corporate distribution. Whether the U.S. holder’s receipt of cash for Churchill common shares qualifies for sale treatment will depend largely on the total number of shares of Churchill common shares treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of, among other things, owning warrants) relative to all of shares of Churchill common stock both before and after the redemption, taking into account other transactions occurring in connection with the redemption (including transactions pursuant to the Merger Agreement). The redemption of stock generally will be treated as a sale of the stock (rather than as a corporate distribution) if the redemption is “substantially disproportionate” with respect to the U.S. holder, results in a “complete termination” of the U.S. holder’s interest in Churchill or is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of Churchill that are constructively owned by such U.S. holder. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock the U.S. holder has a right to acquire by exercise of an option, which generally would include common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of Churchill’s outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Churchill must, among other requirements, be less than 80% of the percentage of Churchill’s outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either all the shares of Churchill actually and constructively owned by the U.S. holder are redeemed or all the shares of Churchill actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. The redemption of the Churchill common shares will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in Churchill. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in Churchill will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of redemption.
If the redemption qualifies as a sale of stock by the U.S. holder under Section 302 of the Code, the U.S. holder should generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Churchill redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. A U.S. holder’s tax basis in such holder’s shares of Churchill generally will equal the cost of such shares. A U.S. holder that purchased Units would have been required to allocate the cost between the shares of Churchill ordinary shares and the warrants comprising the Units based on their relative fair market values at the time of the purchase.
If the redemption does not qualify as a sale of stock under Section 302 of the Code, then the U.S. holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in such U.S. holder’s Churchill common shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Churchill common shares.
U.S. Federal Income Tax Considerations of the Delaware Merger to Non-U.S. Holders
This section summarizes the U.S. federal income tax considerations of the Delaware Merger for non-U.S. holders. For these purposes, a non-U.S. holder is a beneficial owner of Churchill stock or warrants who is neither a U.S. holder nor an entity that is treated as a partnership for U.S. federal income tax purposes.
A non-U.S. holder will generally be treated in the same manner as a U.S. holder for U.S. federal income tax purposes except that any such non-U.S. holder who would otherwise recognize gain under the rules described above for U.S.-holders will not be subject to U.S. federal income tax on the exchange of such non-U.S. holder’s Churchill shares or warrants unless (i) the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States, and if required by an applicable tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) the non-U.S. holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year in which the Delaware Merger takes place and certain other requirements are met.
U.S. Federal Income Tax Consequences of the Ownership and Disposition of Clarivate Ordinary Shares and Warrants
U.S. Holders
Distributions on Clarivate ordinary shares
Subject to the discussion below under “Passive Foreign Investment Company Status,” the gross amount of any distribution on Clarivate ordinary shares that is made out of Clarivate’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) generally will be taxable to a U.S. holder as ordinary dividend income on the date such distribution is actually or constructively received. Any such dividends will not be eligible for the dividends received deduction allowed to corporations in respect of dividends received from other U.S. corporations. To the extent that the amount of the distribution exceeds Clarivate’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess amount will be treated first as a non-taxable return of capital to the extent of the U.S. holder’s tax basis in its Clarivate ordinary shares, and thereafter as capital gain recognized on a sale or exchange. Clarivate may not maintain calculations of its earnings and profits under United States federal income tax principles and, therefore, U.S. holders should expect that the entire amount of any distribution generally will be reported as dividend income to them.
Sale, exchange, redemption or other taxable disposition of Clarivate’s ordinary shares or warrants
Subject to the discussion below under “Passive Foreign Investment Company Status,” a U.S. holder generally will recognize gain or loss on any sale, exchange, redemption or other taxable disposition of Clarivate ordinary shares or warrants in an amount equal to the difference between (i) the amount realized on the disposition and (ii) such U.S. holder’s adjusted tax basis in such shares or such warrants. Any gain or loss recognized by a U.S. holder on a taxable disposition of Clarivate ordinary shares or warrants generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period in such shares or such warrants exceeds one year at the time of the disposition. Preferential tax rates may apply to long-term capital gains of non-corporate U.S. holders (including individuals). The deductibility of capital losses is subject to limitations.
Exercise or lapse of a Clarivate warrant
Subject to the PFIC rules discussed below, a U.S. holder generally will not recognize gain or loss upon the acquisition of a Clarivate ordinary share on the exercise of a Clarivate warrant for cash. A U.S. holder’s tax basis in a Clarivate ordinary share received upon exercise of the Clarivate warrant generally will be an amount equal to the sum of the U.S. holder’s tax basis in the Clarivate warrant exchanged therefor and the exercise price. The U.S. holder’s holding period for a Clarivate ordinary share received upon exercise of the Clarivate warrant will begin on the date following the date of exercise (or possibly the date of exercise) of the Clarivate warrant and will not include the period during which the U.S. holder held the Clarivate warrant. If a warrant is allowed to lapse unexercised, a U.S. holder generally will recognize a capital loss equal to such holder’s tax basis in the warrant.
Characterization of Clarivate as a “Controlled Foreign Corporation” for U.S. Federal Income Tax Purposes
Special rules would apply if Clarivate is classified as a “controlled foreign corporation,” or CFC, for U.S. federal income tax purposes. Clarivate will generally be classified as a CFC if more than 50% of its outstanding shares, measured by reference to voting power or value, are owned (directly, indirectly or by attribution) by “10% U.S. Shareholders.” For this purpose, a “10% U.S. Shareholder” is any U.S. person that owns directly, indirectly or by attribution, 10% or more of the voting power of the issued and outstanding ordinary shares of Clarivate or 10% or more of the total value of shares of all classes of stock of Clarivate. If Clarivate were to be classified as a CFC, a 10% U.S. Shareholder may be subject to U.S. federal income taxation at ordinary income tax rates on all or a portion of Clarivate’s undistributed earnings and profits attributable to certain categories of passive income and certain other income described in Subpart F of the Code, and may also be subject to U.S. federal income taxation at ordinary income tax rates on any gain realized on a sale of Ordinary Shares, to the extent of the current and accumulated earnings and profits of Clarivate attributable to such shares.
In addition, each person who is a 10% U.S. Shareholder of any CFC for a taxable year must include in gross income for U.S. federal income tax purposes such 10% U.S. Shareholder’s global intangible low-taxed income, or GILTI, for the taxable year. In general, GILTI with respect to a 10% U.S. Shareholder is the excess (if any) of its “net CFC tested income” (see below) over its “net deemed tangible income” (generally representing a 10% deemed return on tangible business assets). A 10% U.S. Shareholder’s “net CFC tested income” is generally equal to the excess of its aggregate pro rata share of the “tested income” of each CFC with respect to which it is a 10% U.S. Shareholder over its aggregate pro rata share of the “tested loss” of each such CFC. The “tested income” or “tested loss” of a CFC is generally determined by subtracting from the CFC’s gross income (excluding any Subpart F income and certain other amounts) the amount of any deductions properly allocable to such gross income. If Clarivate or one of its non-U.S. subsidiaries is a CFC, any 10% U.S. Shareholder of Clarivate who owns Clarivate ordinary shares directly, or indirectly through non-U.S. entities, on the last day in such company’s taxable year on which it is a CFC must take into account its pro rata share (based on direct or indirect ownership of value) of such company’s “tested income” or “tested loss” for purposes of determining the amount of GILTI that such 10% U.S. Shareholder must include in gross income.

If Clarivate or one of its non-U.S. subsidiaries is a CFC, the rules relating to PFICs generally would not apply to a 10% U.S. Shareholder of such company.
The CFC rules are complex and U.S. holders that are, or maybe, 10% U.S. Shareholders are urged to consult their own tax advisors regarding the possible application of the CFC rules to them in their particular circumstances.
Passive Foreign Investment Company Status
The treatment of U.S. holders of the Clarivate ordinary shares could be materially different from that described above, if Clarivate is treated as a passive foreign investment company, or PFIC, for U.S. federal income tax purposes.
A non-U.S. corporation, such as Clarivate, will be a PFIC for U.S. federal income tax purposes for any taxable year in which, after the application of certain look-through rules either: (i) 75% or more of its gross income for such taxable year is passive income, or (ii) 50% or more of the total value of its assets (based on an average of the quarterly values of the assets during such year) is attributable to assets, including cash, that produce passive income or are held for the production of passive income. Passive income generally includes dividends, interest, royalties, rents, annuities, net gains from the sale or exchange of property producing such income and net foreign currency gains. The determination of whether Clarivate is a PFIC is based upon the composition of the Clarivate’s income and assets, (including, among others, corporations in which Clarivate owns at least a 25% interest), and the nature of Clarivate’s activities.
Based on the projected composition of its income and assets, including goodwill, it is not expected that Clarivate will be a PFIC for its taxable year that includes the date of the Delaware Merger or in the foreseeable future. The tests for determining PFIC status are applied annually after the close of the taxable year, and it is difficult to predict accurately future income and assets relevant to this determination. The fair market value of the assets of Clarivate is expected to depend, in part, upon (a) the market value of the Clarivate ordinary shares, and (b) the composition of the assets and income of Clarivate. A decrease in the market value of the Clarivate ordinary shares and/or an increase in cash or other passive assets (including as a result of the Delaware Merger) would increase the relative percentage of its passive assets. The application of the PFIC rules is subject to uncertainty in several respects and, therefore, the IRS may assert that, contrary to expectations, Clarivate is a PFIC for the taxable year that includes the date of the Delaware Merger or in a future year. Accordingly, there can no assurance that Clarivate will not be a PFIC for its taxable year that includes the date of the Delaware Merger or any future taxable year.
If Clarivate is or becomes a PFIC during any year in which a U.S. holder holds Clarivate ordinary shares, unless the U.S. holder makes a qualified electing fund (QEF) election or mark-to-market election with respect to the shares, as described below, a U.S. holder generally would be subject to additional taxes (including taxation at ordinary income rates and an interest charge) on any gain realized from a sale or other disposition of the Clarivate ordinary shares and on any “excess distributions” received from Clarivate, regardless of whether Clarivate qualifies as a PFIC in the year in which such distribution is received or gain is realized. For this purpose, a pledge of the Clarivate ordinary shares as security for a loan may be treated as a disposition. The U.S. holder would be treated as receiving an excess distribution in a taxable year to the extent that distributions on the shares during that year exceed 125% of the average amount of distributions received during the three preceding taxable years (or, if shorter, the U.S. holder’s holding period). To compute the tax on excess distributions or on any gain, (i) the excess distribution or gain would be allocated ratably over the U.S. holder’s holding period, (ii) the amount allocated to the current taxable year and any year before the first taxable year for which Clarivate was a PFIC would be taxed as ordinary income in the current year, and (iii) the amount allocated to other taxable years would be taxed at the highest applicable marginal rate in effect for each such year (i.e. at ordinary income tax rates) and an interest charge would be imposed to recover the deemed benefit from the deferred payment of the tax attributable to each such prior year.
If Clarivate were to be treated as a PFIC, a U.S. holder may avoid the excess distribution rules described above by electing to treat Clarivate (for the first taxable year in which the U.S. holder owns any shares) and any lower-tier PFIC (for the first taxable year in which the U.S. holder is treated as owning an equity interest in such lower-tier PFIC) as a QEF. If a U.S. holder makes an effective QEF election with respect to Clarivate (and any lower-tier PFIC), the U.S. holder will be required to include in gross income each year, whether or not Clarivate makes distributions, as capital gains, its pro rata share of Clarivate’s (and such lower-tier PFIC’s) net capital gains and, as ordinary income, its pro rata share of Clarivate’s (and such lower-tier PFIC’s) net earnings in excess of its net capital gains. U.S. holders can make a QEF election only if Clarivate (and each lower-tier PFIC) provides certain information, including the amount of its ordinary earnings and net capital gains determined under U.S. tax principles. Clarivate does not intend to provide the information necessary for you to make a qualified electing fund election if we are classified as a PFIC.
As an alternative to making a QEF election, a U.S. holder may also be able to avoid some of the adverse U.S. tax consequences of PFIC status by making an election to mark the Clarivate ordinary shares to market annually. A U.S. holder may elect to mark-to-market the Clarivate ordinary shares only if they are “marketable stock.” The Clarivate ordinary shares will be treated as “marketable stock” if they are regularly traded on a “qualified exchange.” The Clarivate Ordinary Shares will be treated as regularly traded in any calendar year in which more than a de minimis quantity of the Clarivate ordinary shares are traded on at least 15 days during each calendar quarter.
U.S. holders should consult their tax advisors regarding the U.S. federal income tax consequences of the PFIC rules. If Clarivate is treated as a PFIC, each U.S. holder generally will be required to file a separate annual information return with the IRS with respect to Clarivate and any lower-tier PFICs.
Medicare surtax on net investment income
Non-corporate U.S. holders whose income exceeds certain thresholds generally will be subject to 3.8% surtax on their “net investment income” (which generally includes, among other things, dividends on, and capital gain from the sale or other taxable disposition of, the Clarivate ordinary shares). Non-corporate U.S. holders should consult their own tax advisors regarding the possible effect of such tax on their ownership and disposition of the Clarivate ordinary shares.
Additional reporting requirements
Certain U.S. holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar thresholds are required to report information to the IRS relating to Clarivate ordinary shares, subject to certain exceptions (including an exception for Clarivate ordinary shares held in accounts maintained by U.S. financial institutions), by attaching a complete IRS Form 8938, Statement of Specified Foreign Financial Assets, with their tax return, for each year in which they hold Clarivate ordinary shares. Substantial penalties apply to any failure to file IRS Form 8938, unless the failure is shown to be due to reasonable cause and not willful neglect. Also, in the event a U.S. holder does not file IRS Form 8938 or fails to report a specified foreign financial asset that is required to be reported, the statute of limitations on the assessment and collection of U.S. federal income taxes of such U.S. holder for the related taxable year may not close before the date which is three years after the date on which the required information is filed. U.S. holders should consult their tax advisors regarding the effect, if any, of these rules on the ownership and disposition of Clarivate ordinary shares.
Non-U.S. Holders
In general, a non-U.S. holder of Clarivate ordinary shares or warrants will not be subject to U.S. federal income tax or, subject to the discussion below under “Information Reporting and Backup Withholding,” U.S. federal withholding tax on any dividends received on Ordinary Shares or any gain recognized on a sale or other disposition of Clarivate ordinary shares (including, any distribution to the extent it exceeds the adjusted tax basis in the non-U.S. holder’s Clarivate ordinary shares) or warrants unless:
•
the dividend or gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States, and if required by an applicable tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder in the United States; or

•
in the case of gain only, the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the sale or disposition, and certain other requirements are met.

A non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable tax treaty) on its effectively connected earnings and profits for the taxable year, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
In general, information reporting requirements may apply to dividends received by U.S. holders of Clarivate ordinary shares, and the proceeds received on the sale, exchange or redemption of Clarivate ordinary shares or warrants effected within the United States (and, in certain cases, outside the United States), in each case other than U.S. holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent of the U.S. holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to Clarivate ordinary shares and proceeds from the sale, exchange, redemption or other disposition of Clarivate ordinary shares or warrants may be subject to information reporting to the IRS and possible U.S. backup withholding. U.S. holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.
Information returns may be filed with the IRS in connection with, and non-U.S. holders may be subject to backup withholding on, amounts received in respect of their Clarivate ordinary shares or warrants, unless the non-U.S. holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the non-U.S. holder otherwise establishes an exemption. Dividends paid with respect to Clarivate ordinary shares and proceeds from the sale of other disposition of Clarivate ordinary shares or warrants received in the United States by a non-U.S. holder through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding unless such non-U.S. holder provides proof an applicable exemption or complies with certain certification procedures described above, and otherwise complies with the applicable requirements of the backup withholding rules.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the U.S. holder’s U.S. federal income tax liability, and a U.S. holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.
The conclusions expressed above are based on current law. Future legislative, administrative or judicial changes or interpretations, which can apply retroactively, could affect the accuracy of those conclusions. This discussion is intended to provide only a summary of certain United States federal income tax consequences of the Delaware Merger to holders of Churchill shares and/or warrants. It does not address tax consequences that may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any non-U.S. or U.S. state or local tax consequences of the business combination. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local or non-U.S. income or other tax consequences to you of the business combination.
Jersey Tax Considerations
This summary of Jersey taxation issues can only provide a general overview of this area and it is not a description of all the tax considerations that may be relevant to a decision to invest in Clarivate.
The following summary of the anticipated treatment of Clarivate and holders of ordinary shares (other than residents of Jersey) is based on Jersey taxation law and practice as it is understood to apply at the date of this document and may be subject to any changes in Jersey law occurring after such date. It does not constitute legal or tax advice and does not address all aspects of Jersey tax law and practice (including such tax law and practice as it applies to any land or building situate in Jersey). Legal advice should be taken with regard to individual circumstances. Prospective investors in the ordinary shares should consult their professional advisers on the implications of acquiring, buying, selling or otherwise disposing of ordinary shares in Clarivate under the laws of any jurisdiction in which they may be liable to taxation.

Shareholders should note that tax law and interpretation can change and that, in particular, the levels and basis of, and reliefs from, taxation may change and may alter the benefits of investment in Clarivate.
Any person who is in any doubt about their tax position or who is subject to taxation in a jurisdiction other than Jersey should consult their own professional adviser.
Company Residence
Under the Income Tax (Jersey) Law 1961 (as amended) (“Tax Law”), a company shall be regarded as resident in Jersey if it is incorporated under the Jersey Companies Law unless:
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its business is centrally managed and controlled outside Jersey in a country or territory where the highest rate at which any company may be charged to tax on any part of its income is 10% or higher; and

•
the company is resident for tax purposes in that country or territory.

It is intended that Clarivate will not be resident for tax purposes in Jersey and not subject to any rate of tax in Jersey as it will instead be resident in the United Kingdom where the tax rate is in excess of 10%.
Summary
Under current Jersey law, there are no capital gains, capital transfer, gift, wealth or inheritance taxes, or any death or estate duties. No capital or stamp duty is levied in Jersey on the issue, conversion, redemption, or transfer of ordinary shares. On the death of an individual holder of ordinary shares (whether or not such individual was domiciled in Jersey), duty at rates of up to 0.75% of the value of the relevant ordinary shares may be payable on the registration of any Jersey probate or letters of administration which may be required in order to transfer, convert, redeem, or make payments in respect of, ordinary shares held by a deceased individual sole shareholder, subject to a cap of  £100,000.
Income Tax — Clarivate
The general rate of income tax under the Tax Law on the profits of companies regarded as resident in Jersey or having a permanent establishment in Jersey is 0% (“zero tax rating”) though certain exceptions from zero tax rating might apply.
Withholding Tax — Clarivate
For so long as Clarivate is rated for tax, or is not deemed to be resident for tax purposes in Jersey, no withholding in respect of Jersey taxation will be required on payments in respect of the ordinary shares to any holder of the ordinary shares not resident in Jersey.
Stamp Duty
In Jersey, no stamp duty is levied on the issue or transfer of the ordinary shares (unless there is any element of Jersey residential property being transferred, in which case a land transaction tax may apply pursuant to the Taxation (Land Transactions) (Jersey) Law 2009) except that stamp duty is payable on Jersey grants of probate and letters of administration, which will generally be required to transfer ordinary shares on the death of a holder of such ordinary shares if such holder was entered as the holder of the shares on the register maintained in Jersey. In the case of a grant of probate or letters of administration, stamp duty is levied according to the size of the estate (wherever situated in respect of a holder of ordinary shares domiciled in Jersey, or situated in Jersey in respect of a holder of ordinary shares domiciled outside Jersey) and is payable on a sliding scale at a rate of up to 0.75% on the value of an estate up to a maximum stamp duty charge of  £100,000. The rules for joint holders and Clarivate through a nominee are different and advice relating to this form of holding should be obtained from a professional adviser.
Jersey does not otherwise levy taxes upon capital, inheritances, capital gains or gifts nor are there otherwise estate duties.

Goods and Services Tax
Pursuant to the Goods and Services Tax (Jersey) Law 2007 (“GST Law”), a tax rate which is currently 5% applies to the supply of goods and services, unless the supply is regarded as exempt or zero rated, or the relevant supplier or recipient of such goods and services is registered as an “international services entity.”
A company must register for GST if its turnover is greater than £300,000 in any 12 month period, and will then need to charge GST to its customers. Companies can also choose to register voluntarily.
A company may apply to be registered as an International Services Entity (“ISE”) if it mainly serves non-Jersey residents. By virtue of a company being an ISE, it will not have to register for GST, will not charge GST on its supplies, and will not be charged GST on its purchases.
The Company will be an ISE within the meaning of the GST Law, as it satisfies the requirements of the Goods and Services Tax (International Services Entities) (Jersey) Regulations 2008, as amended. As long as it continues to be such an entity, a supply of goods or of a service made by or to Clarivate shall not be a taxable supply for the purposes of the GST Law.
Substance Legislation
With effect from January 1, 2019, Jersey has implemented legislation to meet EU demands for companies to have substance in certain circumstances. Broadly, part of the legislation is intended to apply to holding companies managed and controlled in Jersey. It is not intended that Clarivate be managed and controlled in Jersey but rather that it is only tax resident in the United Kingdom and so this legislation will not apply to Clarivate on this basis.
The summary of certain Jersey tax issues is based on the laws and regulations in force as of the date of this document and may be subject to any changes in Jersey laws occurring after such date. Legal advice should be taken with regard to individual circumstances. Any person who is in any doubt as to his/her tax position or where he/she is resident, or otherwise subject to taxation, in a jurisdiction other than the United States, the UK and Jersey, should consult his/her professional adviser.
Certain United Kingdom Tax Considerations
The following statements are of a general nature and do not purport to be a complete analysis of all potential UK tax consequences of acquiring, holding, and disposing of Clarivate’s ordinary shares. They are based on current UK tax law and on the current published practice of Her Majesty’s Revenue and Customs (“HMRC”) (which may not be binding on HMRC), as of the date of this proxy statement/prospectus, all of which are subject to change, possibly with retrospective effect. They are intended to address only certain United Kingdom tax consequences for holders of Clarivate’s ordinary shares who are tax resident in (and only in) the United Kingdom, and in the case of individuals, domiciled in (and only in) the United Kingdom (except where expressly stated otherwise) who are the absolute beneficial owners of Clarivate’s ordinary shares and any dividends paid on them and who hold Clarivate’s ordinary shares as investments (other than in an individual savings account or a self-invested personal pension). They do not address the UK tax consequences which may be relevant to certain classes of holders of Clarivate’s ordinary shares such as traders, brokers, dealers, banks, financial institutions, insurance companies, investment companies, collective investment schemes, tax-exempt organizations, trustees, persons connected with the Company or any member of a group of which the Company forms part, persons holding their ordinary shares as part of hedging or conversion transactions, shareholders who have (or are deemed to have) acquired their ordinary shares by virtue of an office or employment, and shareholders who are or have been officers or employees of the Company or a company forming part of a group of which the Company forms part. The statements do not apply to any shareholder who either directly or indirectly holds or controls 10% or more of the Company’s share capital (or class thereof), voting power or profits.
The following is intended only as a general guide and is not intended to be, nor should it be considered to be, legal or tax advice to any particular prospective subscriber for, or purchaser of, Clarivate’s ordinary shares.

Accordingly, prospective subscribers for, or purchasers of, Clarivate’s ordinary shares who are in any doubt as to their tax position regarding the acquisition, ownership or disposition of Clarivate’s ordinary shares or who are subject to tax in a jurisdiction other than the United Kingdom should consult their own tax advisers.
The Company
It is the intention of the directors of Clarivate to conduct the affairs of Clarivate so that the central management and control of Clarivate is exercised in the United Kingdom for UK tax purposes. As a result, Clarivate is expected to conduct its affairs so that it is treated as resident in the United Kingdom for UK tax purposes. Accordingly, Clarivate is expected to be subject to UK tax on its worldwide income and gains, except where an exemption or relief applies.
It is not intended that Clarivate will be treated as a dual resident company for UK tax purposes, however, if it were to be so treated, Clarivate’s right to claim certain reliefs from UK tax may be restricted, and changes in law or practice in the United Kingdom could result in the imposition of further restrictions on Clarivate’s right to claim UK tax reliefs.
Taxation of dividends
Withholding tax
Clarivate will not be required to withhold UK tax at source when paying dividends. The amount of any liability to UK tax on dividends paid by Clarivate will depend on the individual circumstances of a holder of our ordinary shares.
Income tax
An individual holder of Clarivate’s ordinary shares who is resident for tax purposes in the United Kingdom may, depending on his or her particular circumstances, be subject to UK tax on dividends received from Clarivate. An individual holder of Clarivate’s ordinary shares who is not resident for tax purposes in the United Kingdom should not be chargeable to UK income tax on dividends received from Clarivate unless he or she carries on (whether solely or in partnership) any trade, profession, or vocation in the United Kingdom through a branch or agency to which our ordinary shares are attributable. There are certain exceptions for trading in the United Kingdom through independent agents, such as some brokers and investment managers.
All dividends received by a UK resident individual holder of Clarivate’s ordinary shares from Clarivate or from other sources will form part of that shareholder’s total income for income tax purposes and will constitute the top slice of that income. A nil rate of income tax will apply to the first £2,000 of taxable dividend income received by a holder of Clarivate’s ordinary shares in a tax year. Income within the nil rate band will be taken into account in determining whether income in excess of the nil rate band falls within the basic rate, higher rate or additional rate tax bands. Where the dividend income is above the £2,000 dividend allowance, the first £2,000 of the dividend income will be charged at the nil rate and any excess amount will be taxed at 7.5%, to the extent that the excess amount falls within the basic rate tax band, 32.5%, to the extent that the excess amount falls within the higher rate tax band or 38.1%, to the extent that the excess amount falls within the additional rate tax band.
Corporation tax
Corporate holders of Clarivate’s ordinary shares which are resident for tax purposes in the United Kingdom, or which are not so resident in the United Kingdom by which are carrying on a trade in the United Kingdom through a permanent establishment in connection with which Clarivate’s ordinary shares are used or held, should not be subject to UK corporation tax on any dividend received from the Company so long as the dividends qualify for exemption (as is likely) and certain conditions are met (including anti-avoidance conditions). Corporate holders of Clarivate’s ordinary shares which are not resident in the United Kingdom and which are not carrying on a trade in the United Kingdom through a permanent establishment in connection with which Clarivate’s ordinary shares are used or held or acquired will not generally be subject to UK corporation tax on dividends.

A holder of Clarivate’s ordinary shares who is resident outside the United Kingdom may be subject to non-UK taxation on dividend income under local law.
Taxation of Capital Gains
UK resident shareholders
A disposal or deemed disposal of Clarivate’s ordinary shares by an individual or corporate holder of Clarivate’s ordinary shares who is tax resident in the United Kingdom may, depending on that shareholder’s circumstances and subject to any available exemptions or reliefs, give rise to a chargeable gain or allowable loss for the purposes of UK taxation of chargeable gains.
Any chargeable gain (or allowable loss) will generally be calculated by reference to the consideration received for the disposal of Clarivate’s ordinary shares less the allowable cost to the shareholder of acquiring such ordinary shares.
The applicable tax rates for individual holders of Clarivate’s ordinary shares realizing a gain on the disposal of such shares is, broadly, 10% for basic rate taxpayers and 20% for higher and additional rate taxpayers. For corporate holders, any chargeable gain on the disposal of such shares will be subject to corporation tax at a rate of 19% for the tax years starting April 1, 2018 and April 1, 2019, falling to 17% for the tax year starting April 1, 2020.
Non-UK shareholders
Holders of Clarivate’s ordinary shares who are not resident in the United Kingdom and, in the case of an individual shareholder, not temporarily non-resident, should not be liable for UK tax on capital gains realized on a sale or other disposal of Clarivate’s ordinary shares unless (i) such ordinary shares are used, held or acquired for the purposes of a trade, profession or vocation carried on in the United Kingdom through a branch or agency or, in the case of a corporate holder of Clarivate’s ordinary shares used, held, or acquired for the purposes of a trade carried on in the United Kingdom through a permanent establishment or (ii) based on current draft legislation, in respect of disposals made on or after April 6, 2019, the Company derives 75% or more of its gross asset value from UK land. Holders of Clarivate’s ordinary shares who are not resident in the United Kingdom may be subject to non-UK taxation on any gain under local law.
Generally, an individual holder of Clarivate’s ordinary shares who has ceased to be resident in the United Kingdom for UK tax purposes for a period of five years or less and who disposes of Clarivate’s ordinary shares during that period may be liable on their return to the United Kingdom to UK taxation on any capital gain realized (subject to any available exemption or relief).
UK Stamp Duty (“stamp duty”) and UK Stamp Duty Reserve Tax (“SDRT”)
The statements in this section are intended as a general guide to the current position relating to stamp duty and SDRT and apply to any holders of Clarivate’s ordinary shares irrespective of their place of tax residence. Certain categories of person, including intermediaries, brokers, dealers, and persons connected with depositary receipt arrangements and clearance services, may not be liable to stamp duty or SDRT or may be liable at a higher rate or may, although not primarily liable for the tax, be required to notify and account for it under the Stamp Duty Reserve Tax Regulations 1986.
No stamp duty or SDRT will be payable on the issue of Clarivate’s ordinary shares, subject to the comments below.
Stamp duty will in principle be payable on any instrument of transfer of Clarivate’s ordinary shares that is executed in the United Kingdom or that relates to any property situated, or to any matter or thing done or to be done, in the United Kingdom. An exemption from stamp duty is available on an instrument transferring Clarivate’s ordinary shares where the amount or value of the consideration is £1,000 or less and it is certified on the instrument that the transaction effected by the instrument does not form part of a larger transaction or series of transactions in respect of which the aggregate amount or value of the consideration exceeds £1,000. Holders of Clarivate’s ordinary shares should be aware that, even where an instrument of transfer is in principle subject to stamp duty, stamp duty is not required to be paid unless it is necessary to rely on the instrument for legal purposes, for example to register a change of ownership or in litigation in a UK court.
Provided that Clarivate’s ordinary shares are not registered in any register maintained in the United Kingdom by or on behalf of us and are not paired with any shares issued by a UK incorporated company, any agreement to transfer Clarivate’s ordinary shares will not be subject to SDRT. Clarivate currently does not intend that any register of its ordinary shares will be maintained in the United Kingdom.
If Clarivate’s ordinary shares were to be registered in a register maintained in the United Kingdom by or on behalf of us or paired with any shares issued by a UK incorporated company then, where Clarivate’s ordinary shares are transferred or issued to, or to a nominee or agent for, a person whose business is or includes the provision of clearance services or issuing depositary receipts (but not including CREST), SDRT may be payable at a rate of 1.5% of the amount or value of the consideration payable for (or, in certain circumstances, the value of) Clarivate’s ordinary shares. This liability for SDRT will strictly be accountable by the clearance service or depositary receipt system, as the case may be, but will, in practice, generally be reimbursed by participants in the clearance service or depositary receipt system.
Anticipated Accounting Treatment
The Transactions will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, Churchill will be treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the Transactions will be treated as the equivalent of Clarivate issuing ordinary shares for the net assets of Churchill, accompanied by a recapitalization.
Regulatory Matters
The Transactions are not subject to any federal or state regulatory requirement or approval, except for the filings with the State of Delaware and Jersey, Channel Islands necessary to effectuate the Transactions.
Required Vote
The approval of the business combination proposal will require the affirmative vote of the holders of a majority of the then outstanding shares of Churchill common stock entitled to vote at the meeting. Additionally, the business combination will not be consummated if Churchill has less than $5,000,001 of net tangible assets after taking into account the holders of public shares that properly demanded that Churchill redeem their public shares for their pro rata share of the trust account. Further, the Merger Agreement provides that the Company is not required to consummate the Transactions if immediately prior to the consummation of the Transactions, Churchill does not have at least $550,000,000 of Available Cash. If the Company does not waive its termination right and Churchill has less than the required amount in trust, the Transactions will not be consummated.
The approval of the business combination proposal is a condition to the consummation of the business combination. If the business combination proposal is not approved, the other proposals (except an adjournment proposal, as described below) will not be presented to the stockholders for a vote.
THE CHURCHILL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE CHURCHILL STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

THE MERGER AGREEMENT
For a discussion of the merger structure and merger consideration provisions of the Merger Agreement, see the section entitled “The Business Combination Proposal.” Such discussion and the following summary of other material provisions of the Merger Agreement is qualified by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus. All stockholders are encouraged to read the Merger Agreement in its entirety for a more complete description of the terms and conditions of the business combination.
Closing and Effective Time of the Transactions
The closing of the Transactions will take place promptly following the satisfaction of the conditions described below under the subsection entitled “— Conditions to Closing of the Transactions,” unless Churchill and the Company agree in writing to another time or unless the Merger Agreement is terminated. The Transactions are expected to be consummated promptly after the special meeting of Churchill’s stockholders described in this proxy statement/prospectus.
Representations and Warranties
The Merger Agreement contains representations and warranties of the Company relating, among other things, to:
•
proper organization;

•
subsidiaries;

•
the authorization, performance and enforceability of the Merger Agreement;

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no conflict;

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consent, approval or authorization of governmental authorities;

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current capitalization;

•
financial statements;

•
absence of undisclosed liabilities;

•
litigation and proceedings;

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compliance with laws;

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intellectual property matters;

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contracts;

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benefit plans;

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labor matters;

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tax matters;

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brokers’ fees;

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insurance;

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assets and property;

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environmental matters;

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absence of certain changes or events;

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transactions with affiliates;

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internal controls;

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permits; and

•
the proxy statement.

The Merger Agreement contains representations and warranties of Clarivate, Jersey Merger Sub and Delaware Merger Sub relating, among other things, to:
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proper organization;

•
the authorization, performance and enforceability of the Merger Agreement;

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no conflict;

•
governmental authorities and consents;

•
litigation and proceedings;

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capitalization;

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business activities;

•
the proxy statement; and

•
brokers’ fees.

The Merger Agreement contains representations and warranties of Churchill relating, among other things, to:
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proper organization;

•
the authorization, performance and enforceability of the Merger Agreement;

•
no conflict;

•
litigation and proceedings;

•
governmental authorities and consents;

•
financial ability and trust account;

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brokers’ fees

•
SEC reports, financial statements and Sarbanes-Oxley Act;

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business activities;

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the proxy statement;

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no outside reliance;

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tax matters;

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capitalization; and

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NYSE listing.

Covenants
The parties have each agreed to use commercially reasonable efforts to obtain any required consents and approvals and to take such other actions as may be reasonably necessary to consummate the Transactions. Churchill and the Company have each also agreed to continue to operate their respective businesses in the ordinary course prior to the closing of the Transactions. The Company and Clarivate have agreed that, unless otherwise required or permitted under the Merger Agreement, and subject to certain disclosed exceptions, neither the Company nor its subsidiaries will take the following actions during the interim period between signing of the Merger Agreement and closing of the Transactions, among others, without the prior written consent of Churchill (which consent will not be unreasonably conditioned, withheld, delayed or denied):
•
change or amend its certificate of incorporation, bylaws or other organizational documents;

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make, declare or pay any dividend or distribution to the stockholders of the Company in their capacities as stockholders;

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effect any recapitalization, reclassification, split or other change in its capitalization;

•
except for the issuance of up to 50,000 options to purchase ordinary shares of the Company under the Company’s 2016 Equity Incentive Plan (the “Company Stock Plan”), authorize for issuance, issue, sell, transfer, pledge, encumber, dispose of or deliver any additional shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock, or issue, sell, transfer, pledge, encumber or grant any right, option or other commitment for the issuance of shares of its capital stock, or split, combine or reclassify any shares of its capital stock;

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except pursuant to the Company Stock Plan, repurchase, redeem or otherwise acquire or offer to repurchase redeem or otherwise acquire any shares of capital stock or other equity interests;

•
enter into, assume, assign, partially or completely amend any material term of, modify any material term of or terminate (excluding any expiration in accordance with its terms) any material contract, any lease related to the material leased real property or any collective bargaining or similar agreement (including agreements with works councils and trade unions and side letters) other than such agreements in the ordinary course consistent with past practice;

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subject to certain exceptions, sell, transfer, lease, pledge or otherwise encumber, abandon, cancel or convey or dispose of any material assets, properties or business;

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except as otherwise required by law or existing company benefit plans, policies or contracts of the Company or its subsidiaries in effect on the date of the Merger Agreement, (i) grant any material increase in compensation, benefits or severance to any employee, except in the ordinary course of business consistent with past practice with an annual base salary compensation less than $300,000 or for ordinary course annual salary increases for 2019 for all employees that do not exceed, in the aggregate, 4% of the aggregate salary paid by the Company and its subsidiaries in the calendar year 2018, (ii) except in the ordinary course of business, adopt, enter into or materially amend any company benefit plan (other than the Company Stock Plan and awards thereunder), (iii) grant or provide any severance or termination payments or benefits to any employee, except in connection with the hiring or firing of any employee in the ordinary course of business consistent with past practice, or (iv) hire any employee or any other individual who is providing or will provide services to the Company or its subsidiaries other than any employee with an annual base salary below $300,000 in the ordinary course of business consistent with past practice;

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fail to maintain its existence;

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acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material portion of assets, securities, properties, or businesses;

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adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or its subsidiaries;

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make any capital expenditures (or commitment to make any capital expenditures) that in the aggregate exceed $2,000,000, other than any capital expenditures consistent in all material respects with the Company’s annual capital expenditure budget;

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make any loans or advances to any third-party, except any made in the ordinary course of business consistent with past practice;

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make or change any material tax election or adopt or change any material tax accounting method, file any amendment to a material tax return, enter into any agreement with a governmental authority with respect to taxes, settle or compromise any claim or assessment in respect of material taxes, or consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of taxes, or take or fail to take any similar action that could have the effect of materially increasing the present or future tax liability or materially decreasing any present or future tax asset of Clarivate and its Affiliates in a manner that will disproportionately affect Churchill’s stockholders (as compared to the Company Owners) after the closing of the Transactions;

•
take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or would reasonably be expected to prevent or impede, the intended tax treatment of the Transactions;

•
enter into any agreement that restricts the ability to engage or compete in any line of business, or enter into any agreement that restricts the ability to enter a new line of business;

•
enter into, renew or amend in any material respect any agreement with an affiliate;

•
waive, release, compromise, settle or satisfy any pending or threatened material claim or compromise or settle any material liability, other than in the ordinary course of business or that does not exceed $2,500,000 in the aggregate (net of insurance recoveries);

•
incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any indebtedness, other than in connection with borrowings, extensions of credit and other financial accommodations under the Company’s existing Credit Facilities, provided, that, in no event shall any such borrowing, extension of credit or other financial accommodation be subject to any prepayment fee or penalty or similar arrangement or amend, restate or modify any terms of or any agreement with respect to any outstanding indebtedness, other than as set forth in the Merger Agreement;

•
make any change in financial accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations, except insofar as may have been required by a change in U.S. GAAP;

•
voluntarily fail to maintain, cancel or materially change coverage under any insurance policy in form and amount equivalent in all material respects to the insurance coverage currently maintained with respect to the Company and its subsidiaries and their assets and properties; and

•
enter into any agreement to do any of the foregoing.

The Merger Agreement also contains additional covenants of the parties, including among other things covenants providing for:
•
the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

•
the parties to prepare and file this proxy statement/prospectus and to solicit proxies from the Churchill stockholders to vote on the proposals that will be presented for consideration at the special meeting;

•
customary indemnification of, and provision of insurance with respect to, former and current officers and directors of Churchill and the Company; and

•
each party to use commercially reasonable efforts to effect the intended tax treatment of the Transactions.

Conditions to Closing of the Transactions
General Conditions
Consummation of the Transactions is conditioned on the approval of the business combination proposal and the charter proposals as described in this proxy statement/prospectus.
In addition, the consummation of the Transactions contemplated by the Merger Agreement is conditioned upon, among other things:
•
the early termination or expiration of the waiting period under the Hart-Scott-Rodino Act (which has already been obtained);

•
no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Transactions;

•
the redemption offer for shares of Churchill common stock shall have been completed;

•
Churchill having at least $5,000,001 of net tangible assets remaining after the closing;

•
the memorandum of association and articles of association of Clarivate shall have been amended and restated in their entirety in the form attached to the Merger Agreement;

•
this proxy statement/prospectus shall have become effective, no stop order shall have been issued that remains in effect and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

•
the delivery by each party to the other party of a certificate with respect to the truth and accuracy of such party’s representations and warranties as of execution of the merger agreement and as of the closing as well as the performance by such party of covenants contained in the merger agreement required to by complied with by such party prior to the closing; and

•
the approval for listing by the NYSE of the shares to be issued in connection with the business combination.

Churchill’s Conditions to Closing
The obligations of Churchill to consummate the Transactions contemplated by the Merger Agreement also are conditioned upon, among other things:
•
the accuracy of the representations and warranties of the Company, Clarivate, Jersey Merger Sub and Delaware Merger Sub (subject to customary bring-down standards);

•
the covenants of the Company, Clarivate, Jersey Merger Sub and Delaware Merger Sub have been performed in all material respects;

•
the delivery by Clarivate of an executed Director Nomination Agreement; and

•
the delivery by Clarivate of an executed Registrations Rights Agreement.

The Company’s Conditions to Closing
The obligations of the Company, Clarivate, Delaware Merger Sub and Jersey Merger Sub to consummate the Transactions contemplated by the Merger Agreement also are conditioned upon, among other things:
•
the accuracy of the representations and warranties of Churchill (subject to customary bring-down standards);

•
the covenants of Churchill have been performed in all material respects;

•
there is at least $550,000,000 of Available Cash; and

•
the covenants of the sponsor, the founders and Garden State under the Sponsor Agreement shall have been performed in all material respects, and no such person shall have threatened (i) that the Sponsor Agreement is not valid, binding and in full force and effect, (ii) that Clarivate or the Company is in breach of or default under the Sponsor Agreement or (iii) to terminate the Sponsor Agreement.

Waiver
Any party to the Merger Agreement may, at any time prior to the closing of the Transactions, by action taken by its board of directors, or officers thereunto duly authorized, waive any of the terms or conditions of the Merger Agreement. Notwithstanding the foregoing, pursuant to Churchill’s current amended and restated certificate of incorporation, Churchill cannot consummate the proposed business combination if it has less than $5,000,001 of net tangible assets remaining after the closing.
The existence of the financial and personal interests of the directors may result in a conflict of interest on the part of one or more of them between what he may believe is best for Churchill and what he may believe is best for himself in determining whether or not to grant a waiver in a specific situation.

Termination
The Merger Agreement may be terminated at any time, but not later than the closing of the Transactions, as follows:
•
by mutual written consent of Churchill and the Company;

•
by either Churchill or the Company if the transactions are not consummated on or before July 31, 2019;

•
by either Churchill or the Company if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers, which order, decree, judgment, ruling or other action is final and nonappealable;

•
by either Churchill or the Company if the other party has breached any of its covenants or representations and warranties in any material respect which would cause the conditions to closing of the Transactions not to be satisfied and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

•
by either Churchill or the Company if, at the Churchill stockholder meeting, the Transactions shall fail to be approved by holders of Churchill’s outstanding shares (subject to any adjournment or recess of the meeting); or

•
by Churchill if, within two days from the date of the Merger Agreement, (i) the shareholder approval of each of the Company and Jersey Merger Sub to the Jersey Merger is not obtained or (ii) the adoption of the Merger Agreement by Clarivate in its capacity as the sole stockholder of Delaware Merger Sub is not obtained. Each of the requirements set forth in the foregoing clauses (i) and (ii) was satisfied prior to the date that was two days after the date of the Merger Agreement and, therefore, Churchill may not terminate the Merger Agreement as described in this bullet point.

Effect of Termination
In the event of proper termination by either Churchill or the Company, the Merger Agreement will become void and have no effect (other than with respect to certain surviving obligations specified in the Merger Agreement), without any liability on the part of any party thereto or its respective affiliates, officers, directors, employees or stockholders, other than liability of any party thereto for any intentional and willful breach of the Merger Agreement by such party occurring prior to such termination.
Fees and Expenses
Except as provided for in the Merger Agreement, all fees and expenses incurred in connection with the Merger Agreement and the Transactions contemplated thereby will be paid by the party incurring such expenses whether or not the Transactions are consummated.
Amendments
The Merger Agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties. Churchill would file a Current Report on Form 8-K and issue a press release to disclose any amendment to the Merger Agreement entered into by the parties. If such amendment is material to investors, a proxy statement supplement would also be sent to holders of Churchill common stock as promptly as practicable.
Governing Law; Consent to Jurisdiction
The Merger Agreement is governed by the laws of the State of Delaware, except that the Jersey Merger shall be governed by the Jersey Companies Law. The parties to the Merger Agreement have irrevocably submitted to the exclusive jurisdiction of federal and state courts the State of Delaware.

THE CHARTER PROPOSALS
The charter proposals, if approved, will approve the following material differences between the constitutional documents of Clarivate that will be in effect upon the closing of the Transactions and Churchill’s current amended and restated certificate of incorporation:
•
the name of the new public entity will be “Clarivate Analytics Plc” as opposed to “Churchill Capital Corp”;

•
Clarivate will have no limit on the number of shares which Clarivate is authorized to issue, as opposed to Churchill having 220,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; and

•
Clarivate’s constitutional documents will not include the various provisions applicable only to special purpose acquisition corporations that Churchill’s amended and restated certificate of incorporation contains.

This vote, however, will not actually result in stockholders of Churchill approving Clarivate’s constitutional documents or amendments to Churchill’s corporate governing documents but instead will simply approve the aforementioned material differences in the two sets of documents.
In the judgment of Churchill’s board of directors, the charter proposals are desirable for the following reasons:
•
The name of the new public entity is desirable to reflect the business combination with the Company and the combined business going forward.

•
The unlimited number of shares of capital stock is desirable for Clarivate to have sufficient shares to issue to the holders of common stock and warrants of Churchill and the Company Owners to complete the business combination and have additional authorized shares for financing their businesses, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

•
The provisions that relate to the operation of Churchill as a blank check company prior to the consummation of its initial business combination and would not be applicable to Clarivate (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time).

Notwithstanding the foregoing, the unlimited number of authorized but unissued ordinary shares may enable Clarivate’s board of directors to render it more difficult or to discourage an attempt to obtain control of Clarivate and thereby protect continuity of or entrench its management, which may adversely affect the market price of Clarivate’s securities. If, in the due exercise of its fiduciary obligations, for example, Clarivate’s board of directors were to determine that a takeover proposal were not in the best interests of Clarivate, such shares could be issued by the board of directors without shareholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent board of directors, by effect effecting an acquisition that might complicate or preclude the takeover, or otherwise. The unlimited number of additional authorized shares will, however, enable Clarivate to have the flexibility to authorize the issuance of shares in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Clarivate currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.
Vote Required
If the business combination proposal is not approved, the charter proposals will not be presented at the special meeting.

The approval of each charter proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Churchill common stock on the record date.
Under the Merger Agreement, the approval of the charter proposals is a condition to the adoption of the business combination proposal and vice versa.
A copy of Clarivate’s constitutional documents, as will be in effect assuming approval of all of the charter proposals and upon consummation of the business combination and filing with the Jersey Financial Services Commission, is attached to this proxy statement/prospectus as Annex B.
CHURCHILL’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE CHARTER PROPOSALS.

INFORMATION ABOUT EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES
At the effective time of the business combination, in accordance with the terms of the Merger Agreement, the board of directors and executive officers of Clarivate will be as follows:
Name	Age	Position
Jay Nadler	54	Chief Executive Officer and Director
Richard Hanks	54	Chief Financial Officer
Stephen Hartman	49	General Counsel and Global Head of Corporate Development
Jerre Stead	75	Executive Chairman of the Board of Directors
Anthony Munk	59	Director Nominee
Balakrishnan S. Iyer	62	Director Nominee
Charles E. Moran	64	Director Nominee
Charles J. Neral	60	Director Nominee
Karen G. Mills	65	Director Nominee
Kosty Gilis	45	Director
Matthew Scattarella	37	Director Nominee
Martin Broughton	71	Director Nominee
Michael Klein	55	Director Nominee
Nicholas Macksey	39	Director Nominee
Amir Motamedi	38	Director Nominee
Sheryl von Blucher	57	Director Nominee

(1)
Member of the Audit Committee

(2)
Member of the Nominating Committee

(3)
Member of the Compensation Committee

(4)
Member of the Risk Committee

Jay Nadler has been Chief Executive Officer of the Company and a member of its the Company’s board since January 2017. Mr. Nadler previously served as a Board member of MLM Holdings, SNL Financial, and Intellectual Property Technology Exchange. Mr. Nadler served as an advisor to RS Energy Group from March 2016 to November 2016 and to iParadigms from August 2008 to July 2014. Mr. Nadler also served as Executive in Residence at Warburg Pincus from March 2016 to October 2016 where he advised the Technology, Media and Telecommunications group and the Industrials and Business Services group. Prior to that, Mr. Nadler held senior executive roles at several private equity-sponsored companies including Chief Operating Officer of Interactive Data Corporation from October 2010 to January 2016, President of MLM Information Services from September 2005 to October 2010, and multiple roles at Information Holdings Inc. (NYSE: IHI) from April 2000 to June 2005. From 1988 to 2000, Mr. Nadler served as a Senior Executive of Thomson Financial where he served as President of individual and multiple businesses in various markets including investment banking, investment management, investor relations, sales and trading, and wealth management. Mr. Nadler is a graduate of The Wharton School at the University of Pennsylvania, where he earned a Bachelor of Science degree in Economics. Mr. Nadler was selected to serve on the board of directors due to his significant experience as a senior executive in information services.
Richard Hanks has been the Chief Financial Officer of the Company since March 2017. Mr. Hanks served as Chief Financial Officer of BDP International from April 2013 to March 2017 and as Chief Financial Officer and an Executive Vice President of infoGROUP, Inc. from 2010 to 2013. Prior to that, Mr. Hanks served as Chief Operating Officer of Enterprise Media Group (EMG) of Dow Jones & Company Inc. from 2007 to 2010 and served as its Chief Commercial Officer and Senior Vice President of Financial & Enterprise Markets where he led the corporate and financial market verticals with responsibility for finance, sales, marketing and product strategy. From 1999 to 2006, Mr. Hanks served as Chief Financial Officer of Factiva, LLC. Prior to that, he served as Finance Director for the Corporate and Media Information Division of Reuters, Finance Director for the Financial Times Business Limited, Director of Operations Research and Internal Audit for SmithKline Beecham PLC and Senior Manager of Corporate Finance and Restructuring at PriceWaterhouseCoopers. Mr. Hanks is a Chartered Accountant and is a graduate of the University of Nottingham, where he earned a bachelor’s degree in Industrial Economics.
Stephen Hartman has been General Counsel and Global Head of Corporate Development of the Company since July 2014. Prior to that, Mr. Hartman served as Deputy General Counsel, TR Professional, General Counsel for Thomson Scientific and as Chief Counsel (EMEA) for Thomson Financial. Before joining Thomson Reuters in 2000, Mr. Hartman served as European counsel for Primark. Mr. Hartman is a graduate of the University of Nottingham.
Jerre Stead has been the Chief Executive Officer of Churchill and a member of its Board since August 2018. Mr. Stead served as Chairman and Chief Executive Officer of IHS Markit Ltd. (Nasdaq: INFO), a world leader in critical information, analytics and solutions, from its formation in 2016 through 2017 and as Executive Chairman of its predecessor company, IHS, Inc., from 2000 through 2016 and as both Chairman and Chief Executive Officer from 2015 through 2016 and from 2006 through 2013. Mr. Stead previously served as Co-Chief Executive Officer of DTN LLC, which provides services in relation to the delivery of weather, agricultural, energy and commodity market information from 2017 to 2018 and also previously served as its Executive Chairman. Mr. Stead previously served as Chairman and CEO of Ingram Micro from 1996 to 2000 and as Chairman and CEO of Legent Corporation in 1995. Mr. Stead has also previously served as Chairman and CEO of Honeywell-Phillips Medical Electronics, Chairman and CEO of Square D Company and Chairman and CEO of AT&T Global Information Solutions. Mr. Stead has served on over 30 corporate boards during his career and in 2017 received the B. Kenneth West Lifetime Achievement Award from the National Association of Corporate Directors. Mr. Stead is a graduate of the University of Iowa in Iowa City, Iowa, where he earned a bachelor’s degree in business administration, and of the Harvard University Advanced Management Program in Switzerland. Mr. Stead was selected to serve on the board of directors due to his significant experience leading and growing companies in information services.
Anthony Munk has been a member of the Company’s Board since October 2016. Mr. Munk is a Senior Managing Director at Onex. Since joining Onex in 1988, Mr. Munk has worked on numerous private equity transactions, including the acquisitions and realizations of Husky Injection Molding Systems Ltd., RSI Home Products, Tomkins plc, Vencap Equities Alberta Ltd., Imperial Parking Ltd., ProSource Inc., and Loews Cineplex; and the initial public offering of the Cineplex Galaxy Income Fund, which acquired the Canadian operations of Loews Cineplex, Cineplex Odeon, and the operations of Onex’ subsidiary, Galaxy Entertainment. More recently, Mr. Munk was involved in the acquisitions by Onex of Ryan LLC, Jeld-Wen Holdings Inc., Jack’s Family Restaurants and Moran Foods, LLC (“Save-A-Lot”). Mr. Munk also currently serves on the boards of directors of Ryan LLC, SMG, Save-A-Lot, and Jeld-Wen. Mr. Munk previously served on the board of directors of Barrick Gold Corporation, RSI Home Products, Husky Injection Molding Systems Ltd., Cineplex Inc., and Jack’s Family Restaurants. Prior to joining Onex, Mr. Munk was a Vice President with First Boston Corporation in London, England and an Analyst with Guardian Capital in Toronto. Mr. Munk is a graduate of Queen’s University, where he earned a bachelor’s degree in Economics. Mr. Munk was selected to serve on the board of directors due to his significant experience in a variety of strategic and financing transactions and investments.
Balakrishnan S. Iyer has been a member of Churchill’s Board since September 2018. Mr. Iyer has served as a Board member of IHS Markit Ltd. (previously IHS Inc.) since 2003. Mr. Iyer also has served on the Board of Directors of Skyworks Solutions Inc. since 2002 and Power Integrations, Inc. since 2004. Previously, Mr. Iyer was Senior Vice President and Chief Financial Officer of Conexant Systems, Inc. from 1998 to 2003. He held various leadership positions at VLSI Technology Inc., including Senior Vice President and Chief Financial Officer from 1997 to 1998 and Vice President, Corporate Controller from 1993 to 1997. Mr. Iyer served on the Board of Directors of Conexant Systems from 2002 to 2011, Life Technologies (and its predecessor Invitrogen) from 2001 to 2014 and QLogic Corporation from 2003 to 2016. Mr. Iyer holds a B.Tech in Mechanical Engineering from the Indian Institute of Technology, Madras, an MS in Industrial Engineering from the University of California, Berkeley and an MBA in Finance from the Wharton School of the University of Pennsylvania. Mr. Iyer was selected to serve on the board of directors due to his significant financial and corporate governance experience in information services.
Charles E. Moran is the founder and former President and Chief Executive Officer of Skillsoft Corporation, a leading global provider of cloud-based learning and talent management solutions. Mr. Moran held those positions from 1998 to 2015 and remained on as the Chairman from 2015 to 2016. From 1995 to 1997, Mr. Moran served as the President and Chief Executive Officer of NETg, a subsidiary of National Education Corporation, and a provider of computer-based training for IT professionals. From 1993 to 1994, he served as the Chief Operating Officer and Chief Financial Officer of SoftDesk, a leading architecture, engineering and construction/computer-aided design software application company, which was acquired by Autodesk. From 1992 to 1993, he served as the President of Sytron Corp, a data management software subsidiary of Rexon, Inc. From 1989 to 1992, he was Vice President of Sales and Marketing at Insite Peripherals, a manufacturer of floppy disk drives. Prior to joining Insite Peripherals, his experience included various business management positions with Archive Corporation, Florida Data, and Hamilton-Avnet Corporation. From 2009 to 2014, Mr. Moran served on the board of directors of Higher One, Inc., a leading payment technology provider for higher education. From 1997 to 2001, he served on the board of directors of Workgroup Technology, a client/server product data management solution. Mr. Moran has also served as a member of the board of directors of Manhattan Associates, Inc. since May 2017 and Commvault since July 2018. Mr. Moran holds a B.S. from Boston College and an MBA from Suffolk University. Mr. Moran was selected to serve on the board due to his significant business and leadership experience in information services.
Charles J. Neral has been a member of the Company’s Board since July 2017 and also serves on the Board of Directors of SAI Global. In 2016, he founded Neral Associates, LLC which provides advisory services to public and private clients. Prior to that, from July 2012 to January 2016, Mr. Neral served as the Senior Vice President and Chief Financial Officer of SunGard. He also served as the Senior Vice President and Chief Financial Officer of SafeNet from October 2009 to June 2012. From 1981 to 2009, Mr. Neral served in a variety of positions across IBM’s Sales, Server, Global Services and Software Business lines including executive roles in Asia Pacific, IBM Corporate Headquarters and ultimately serving as the Chief Financial Executive of IBM’s Software Segment (2004 to 2009). Mr. Neral holds a B.S. in Computer Science from Indiana University of Pennsylvania and an MBA in Finance from New York University. Mr. Neral was selected to serve on the board of directors due to his significant business and advisory experience.
Karen G. Mills has been a member of Churchill’s Board since September 2018. Ms. Mills is currently a Senior Fellow at Harvard Business School and Harvard Kennedy School, focusing on technology, U.S. competitiveness, and entrepreneurship. Ms. Mills was a member of President Barack Obama’s Cabinet, serving as the Administrator of the U.S. Small Business Administration from 2009 to 2013. She is President of MMP Group, which invests in financial services, consumer products and technology solutions businesses. Prior to this, Ms. Mills held leadership positions in the private sector, including as a partner in several private equity firms. Ms. Mills is Vice Chair of the immigration services company Envoy Global and a past director of Arrow Electronics and Scotts Miracle-Gro. She also serves as a co-chair of the Bipartisan Policy Center’s Main Street Finance Task Force and as a member of the Harvard Corporation. Ms. Mills holds an AB in economics from Harvard University and an MBA from Harvard Business School. Ms. Mills was selected to serve on the board of directors due to her significant experience in government, academia and investment.
Kosty Gilis has been a member of the Company’s board since October 2016 and Clarivate’s board since its formation in January 2019. Mr. Gilis is a Managing Director of Onex. Since joining Onex in 2004, Mr. Gilis has worked on numerous private equity transactions including the acquisitions and realizations of Allison Transmission and Tomkins plc, and more recently the acquisition of Emerald Expositions, WireCo Worldgroup and SMG. He currently also serves on the Board of Emerald Expositions Events, Inc. and previously served on the boards of Allison Transmission Holdings, Inc., Gates Global Inc. and WireCo Worldgroup Inc. Prior to joining Onex, Mr. Gilis was a Vice President at Willis Stein & Partners, a Chicago-based private equity firm and was a management consultant at Bain & Company in Toronto,

Canada and Johannesburg, South Africa. Mr. Gilis is a graduate of The Wharton School of the University of Pennsylvania, where he earned a B.S. in Economics, and Harvard Business School, where he earned an MBA. Mr. Gilis was selected to serve on the board of directors due to his significant experience in a variety of financing transactions and investments.
Matthew Scattarella is a Principal with BPEA. Since joining BPEA in 2009, Mr. Scattarella has worked on numerous cross-border private equity transactions, including St. George’s University, Solera Holdings and Prometric Inc. Prior to joining BPEA, Mr. Scattarella worked with Golden Gate Capital and Bain & Company. Mr. Scattarella holds a Bachelor of Science in Economics and an MBA, both from the Wharton School at the University of Pennsylvania. Mr. Scattarella was selected to serve on the board due to his business and investment experience.
Sir Martin Broughton has been a member of Churchill’s Board since September 2018. Sir Martin is the Chairman of Supponer, a company specializing in augmented digital reality technologies for real-time broadcasting of sporting events and streaming of in-venue advertising, which he joined in 2019. Sir Martin served as Deputy Chairman of International Consolidated Airlines Group from 2011 to 2016 as well as Chairman of British Airways from 2004 to 2013. He joined Sports Investment Partners in 2010, and currently serves as Chairman of Sports Investment Partners. He served as Chairman of British American Tobacco Company from 1997 to 2004 after having served in various roles at the company since 1971. Sir Martin was Chairman of Liverpool Football Club in 2010 and also served as President of the Confederation of British Industry from 2008 to 2010. Sir Martin was selected to serve on the board due to his significant business, investment and leadership experience.
Michael Klein has been Churchill’s Chairman since August 2018. Mr. Klein currently serves as a Director for Credit Suisse Group AG and Credit Suisse AG. Mr. Klein is the founder and managing partner of M. Klein and Company, which he founded in 2012. M. Klein and Company is a global strategic advisory firm that provides its clients a variety of advice tailored to their objectives. Mr. Klein is a strategic advisor to global companies, boards of directors, senior executives, governments and institutional investors. Mr. Klein’s background in strategic advisory work was built during his 30-year career, including more than two decades at Citi and its predecessors, during which he initiated and executed strategic advisory transactions. He began his career as an investment banker in the M&A Advisory Group at Salomon Smith Barney and subsequently became Chairman and Co-Chief Executive Officer of Citi Markets and Banking, with responsibilities for global corporate and investment banking and Global Transaction Services across Citi. Mr. Klein is a graduate of The Wharton School of the University of Pennsylvania, where he earned his Bachelors of Science in Economics with concentrations in finance and accounting. Mr. Klein was selected to serve on the board of directors due to his significant investment banking and advisory experience, including for companies in information services.
Nicholas Macksey has been a member of the Company’s Board since October 2016. Mr. Macksey is a Managing Director of BPEA. Since joining BPEA in 2006, Mr. Macksey has worked on numerous private equity transactions. These transactions include Courts Asia Limited, Nord Anglia Education Inc., Vistra Group Limited, SAI Global Limited, Giant Interactive Group Inc. Prior to joining Baring Mr. Macksey was a Senior Associate at Westpac Institutional Bank. Mr. Macksey graduated with a Bachelor of Commerce and a Bachelor of Economics from the University of Queensland and is also a CFA charter holder. Mr. Macksey was selected to serve on the board due to his significant investment and business services experience.
Amir Motamedi has been a member of the Company’s board since October 2016. Mr. Motamedi is a Managing Director of Onex. Since joining Onex in 2007, Mr. Motamedi has worked on numerous business services transactions including BBAM, Advanced Integration Technology, Emerald Expositions, SMG, and Ryan LLC. He currently serves on the boards of Emerald Expositions, SMG, and Ryan LLC and previously served on the board of BBAM. Prior to joining Onex, Mr. Motamedi was an analyst at Goldman Sachs. Mr. Motamedi is a graduate of McGill University where he earned bachelor of arts and bachelor of commerce degrees. Mr. Motamedi was selected to serve on the board of directors due to his significant experience in a variety of business services transactions.

Sheryl von Blucher has been Churchill’s Chief Operations Officer and a member of its Board since August 2018. Ms. von Blucher has over 30 years of experience in a variety of roles in the global integrated energy, information services, technology services and software, and public and non-profit sectors. She has led strategic and portfolio planning, operations, and corporate finance and development for both domestic and international organizations. Ms. von Blucher served as Co-Chief Executive Officer of DTN LLC from 2017 to 2018. Prior to this, she joined IHS in 2000 as Senior Vice President of Planning and Corporate Development, and then served as an Advisor to the Chairman & CEO of the company from 2007 through 2017. Ms. von Blucher has also worked in private-equity portfolio management as a partner and managing director for the JMJS Group, a private equity partnership. Ms. von Blucher currently serves on the Board of Directors of Washington Prime Group, Inc; Capital Canyon Club and Golf Development LLC; and on the Board of Trustees for the not-for-profits Guideposts; IWF, a museum and designated U.S. National Historic Site; and UAHT, United Against Human Trafficking. Ms. von Blucher holds a bachelor’s degree from Rice University and a master’s degree from Harvard University. Ms. von Blucher was selected to serve on the board of directors due to her significant experience as a senior executive in information services.
Board Designees
The parties to the Merger Agreement agreed that the initial board would be comprised of the 14 persons set forth above.
Family Relationships
There are no family relationships between any of Clarivate’s executive officers and directors or director nominees.
Independence of Directors
As a result of its ordinary shares being listed on the NYSE following consummation of the business combination, Clarivate will adhere to the rules of such exchange in determining whether a director is independent. The board of directors of Clarivate has consulted, and will consult, with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The NYSE listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The parties have determined that            ,            ,            ,            ,             and             will be considered independent directors. Clarivate’s independent directors will have regularly scheduled meetings at which only independent directors are present.
Controlled Company Status
For purposes of NYSE rules, Clarivate will be a “controlled company” after completion of the Transactions. Controlled companies under those rules are companies of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Upon completion of the Transaction, Onex and Baring will continue to control more than 50% of the voting power of Clarivate’s ordinary shares and will have certain director nomination rights. For more information relating to Onex’s and Baring’s respective director nomination rights, see the section entitled “The Business Combination Proposal — Related Agreements — Amended and Restated Shareholders Agreement”. Accordingly, it is anticipated that Clarivate will be eligible to, and the parties intend to, take advantage of certain exemptions from corporate governance requirements provided in the NYSE rules. Specifically, as a controlled company, Clarivate will not be required to have (1) a majority of independent directors, (2) a nominating and corporate governance committee composed entirely of independent directors, (3) a compensation committee composed entirely of independent directors or (4) an annual performance evaluation of the Nominating and corporate governance committee and compensation committee. Therefore, following consummation of the Transactions, Clarivate may not have a majority of independent directors, its compensation, nominating and corporate governance committee may not consist entirely of independent directors and such committees may not be subject to annual performance evaluations.

Accordingly, you will not have the same protections afforded to shareholders of listed companies that are subject to all of the applicable corporate governance requirements. In the event that Clarivate ceases to be a controlled company, it will be required to comply with those requirements within specified transition periods.
The controlled company exemption does not modify the independence requirements for the audit committee, and Clarivate intends to comply with the requirements of the NYSE rules with respect thereto.
Risk Committee Information and Risk Oversight
Effective upon consummation of the business combination, the board of directors of Clarivate will establish a risk committee. It is expected that the risk committee will initially consist of            . The risk committee will have a written charter. The purpose of the risk committee will be to assist the board of directors in overseeing the risk management activities designed and implemented by Clarivate’s management. Clarivate’s risk committee and board of directors will also consider specific risk topics, including risks associated with Clarivate’s strategic initiatives, business plans and capital structure. Clarivate’s management, including its executive officers, is primarily responsible for managing the risks associated with operation and business of the company and will provide appropriate updates to the board of directors and the audit committee. Clarivate’s board of directors will delegate to the audit committee oversight of its risk management process, and Clarivate’s other committees will also consider risk as they perform their respective committee responsibilities. All committees will report to the board of directors as appropriate, including when a matter rises to the level of material or enterprise risk.
Meetings and Committees of the Board of Directors
Upon consummation of the business combination, Clarivate will establish a separately standing audit committee, corporate governance and nominating committee and compensation committee.
Audit Committee Information
Effective upon consummation of the business combination, Clarivate will establish an audit committee comprised of independent directors. It is expected that the audit committee will initially consist of            . Each of the member of the audit committee will be independent under the applicable listing standards. The audit committee will have a written charter. The purpose of the audit committee will be, among other things, to appoint, retain, set compensation of, and supervise Clarivate’s independent accountants, review the results and scope of the audit and other accounting related services and review Clarivate’s accounting practices and systems of internal accounting and disclosure controls.
Financial Experts on Audit Committee
The audit committee will at all times be composed exclusively of  “independent directors,” as defined for audit committee members under the NYSE listing standards and the rules and regulations of the SEC, who are “financially literate.” “Financially literate” generally means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, Clarivate will be required to certify to the exchange that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.
            will serve as a financial expert on the audit committee.
Corporate Governance and Nominating Committee Information
Effective upon consummation of the business combination, Clarivate will establish a corporate governance and nominating committee of the board of directors comprised of            . The corporate governance and nominating committee will have a written charter. The corporate governance and nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on Clarivate’s board of directors.

Guidelines for Selecting Director Nominees
The corporate governance and nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the corporate governance and nominating committee charter, generally provide that persons to be nominated:
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should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The corporate governance and nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The corporate governance and nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The corporate governance and nominating committee will not distinguish among nominees recommended by stockholders and other persons.
Compensation Committee Information
Effective upon consummation of the business combination, the board of directors of Clarivate will establish a compensation committee. It is expected that the compensation committee will initially consist of       . The compensation committee will have a written charter. The purpose of the compensation committee will be to review and approve compensation paid to Clarivate’s officers and directors and to administer Clarivate’s incentive compensation plans, including authority to make and modify awards under such plans.
Any award made pursuant to an individual subject to the requirements of Section 16 of the Exchange Act must consist of a committee of two or more members of the board who are “nonemployee directors” as defined in Rule 16b-3(d)(1) under the Exchange Act.
Code of Ethics
Clarivate will adopt a Code of Ethics that applies to all of its employees, officers, and directors. This includes Clarivate’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The full text of Clarivate’s Code of Ethics will be posted on its website at https://www.clarivate.com/terms-of-business. Clarivate intends to disclose on its website any future amendments of the Code of Ethics or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions, or Clarivate’s directors from provisions in the Code of Ethics.
Compensation Committee Interlocks and Insider Participation
None of the members of the compensation committee is currently, or has been at any time, one of Clarivate’s officers or employees. None of Clarivate’s executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Clarivate’s board of directors or compensation committee.

Shareholder and Interested Party Communications
Prior to the Transactions, Clarivate’s board of directors did not provide a process for shareholders or other interested parties to send communications to the board of directors because management believed that it was premature to develop such processes given the limited liquidity of Clarivate’s ordinary shares at that time. However, management of Clarivate following the Transactions may establish a process for shareholder and interested party communications in the future.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
Company Director and Executive Officer Compensation
2018 Compensation
The aggregate compensation awarded to, earned by and paid to the current directors and executive officers of Clarivate who were employed by, or otherwise performed services for, the Company for the fiscal year ended December 31, 2018 was approximately $3,194,725 (using an exchange rate as of December 31, 2018 of 1.2759 British Pounds Sterling to one U.S. dollar). The total amount set aside or accrued by Clarivate to provide pension, retirement or similar benefits to the current directors and executive officers of Clarivate who were employed by, or otherwise performed services for, the Company with respect to the fiscal year ended December 31, 2018 was approximately $37,370 (using an exchange rate as of December 31, 2018 of 1.2759 British Pounds Sterling to one U.S. dollar).
In 2018, the executive officers of Clarivate who were employed by the Company had the opportunity to earn annual cash bonuses to compensate them for attaining short-term company and individual performance goals. Each officer had an annual target bonus for 2018 that is expressed as a percentage of his or her annual base salary. Awards under the bonus plan for 2018 were generally based on financial metrics, including revenues, EBITDA, one-time costs and capital expenditures and on individual contributions. As of the time of filing this proxy statement/prospectus, annual bonus award amounts for 2018 have not yet been determined.
Employee Share Plans
Prior to the business combination, the Company granted awards to eligible participants under the Camelot Holdings (Jersey) Limited 2016 Equity Incentive Plan (the “Prior Plan”). Options to purchase ordinary shares of the Company, which are referred to herein as Company shares, granted under the Prior Plan typically were divided into four tiers, with distinct escalating exercise prices for each tier. In addition, certain participants were previously given an opportunity to make a cash investment to purchase Company shares and those participants who made such a cash investment received additional options under the Prior Plan that had a single exercise price. All options granted under the Prior Plan are eligible to vest in five equal annual installments generally following the date of grant of such options. Vesting will accelerate at such time as Onex and Baring have collectively sold for cash 70% of the total Clarivate ordinary shares received by them in the business combination.
Effective as of the effective time of the Jersey Merger, each option to purchase Company shares, to the extent then outstanding and unexercised, shall automatically, without any action on the part of the holder thereof, be converted into an option to purchase ordinary shares of Clarivate (a “Rollover Option”), on the same terms, conditions and vesting schedules as previously applied, with adjustments to the number of shares and exercise price, in each case based on an exchange ratio that is intended to preserve the intrinsic value and overall economics of the outstanding options. Prior to such conversion, the exercise price of outstanding options to purchase Company shares will be reduced by the per share value of the Tax Receivable Agreement (which is currently expected to be equal to $1.02). The conversion and adjustment of the options to purchase the Company’s shares as described above is referred to herein as the Option Conversion.
In addition, in connection with the business combination, Clarivate intends to adopt the Clarivate Analytics Plc 2019 Incentive Award Plan, or the 2019 Plan, under which Clarivate may grant cash and equity-based incentive awards to eligible service providers in order to attract, retain and motivate the persons who make important contributions to Clarivate. The 2019 Plan is intended to be the successor plan to the Prior Plan and, upon the effectiveness of the 2019 Plan, the Rollover Options will cease to be subject to the terms of the Prior Plan and will instead be governed by the terms and conditions of the 2019 Plan. The 2019 Plan will become effective immediately prior to the consummation of the business combination. The following summarizes the material features of the 2019 Plan.
Eligibility and Administration
Employees, consultants and directors of Clarivate, and employees and consultants of subsidiaries of Clarivate, will be eligible to receive awards under the 2019 Plan. The 2019 Plan will be administered by the

Clarivate board of directors, which may delegate its duties and responsibilities to one or more committees of the directors and/or officers of Clarivate (referred to collectively as the plan administrator below), subject to the limitations imposed under the 2019 Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator will have the authority to take all actions and make all determinations under the 2019 Plan, to interpret the 2019 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2019 Plan as it deems advisable. The plan administrator will also have the authority to grant awards, determine which eligible service providers receive awards and set the terms and conditions of all awards under the 2019 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2019 Plan.
Award Limits
An aggregate pool of               Clarivate ordinary shares will initially be available for issuance under the 2019 Plan. Shares issued upon exercise of the Rollover Options and shares issued in respect of all future awards will come out of this pool. No more than              Clarivate ordinary shares may be issued under the 2019 Plan upon the exercise of options that are intended to qualify as incentive stock options under Section 422 of the Code. Shares issued under the 2019 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares.
If an award under the 2019 Plan (including the Rollover Options) expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, redeemed, canceled without having been fully exercised or forfeited, any unused shares subject to the award will, as applicable, become or again be available for new grants under the 2019 Plan. Awards granted under the 2019 Plan in substitution for any options or other shares or share-based awards granted by an entity before the entity’s merger or consolidation with Clarivate or Clarivate’s acquisition of the entity’s property or shares will not reduce the shares available for grant under the 2019 Plan, but will count against the maximum number of shares that may be issued upon the exercise of options that are intended to qualify as incentive stock options under Section 422 of the Code.
Awards
The 2019 Plan provides for the grant of options, including options that are intended to qualify as incentive stock options under Section 422 of the Code and nonqualified options, share appreciation rights, restricted shares, dividend equivalents, restricted share units and other share or cash based awards. Certain awards under the 2019 Plan may constitute or provide for payment of  “nonqualified deferred compensation” under Section 409A of the Code. All awards under the 2019 Plan will be set forth in award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. A brief description of each award type follows.
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Options and Share Appreciation Rights.   Options provide for the purchase of ordinary shares in the future at an exercise price set on the grant date. Options that are intended to qualify as incentive stock options under Section 422 of the Code, in contrast to nonqualified options, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. Share appreciation rights entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The plan administrator will determine the number of shares covered by each option and share appreciation right, the exercise price of each option and share appreciation right and the conditions and limitations applicable to the exercise of each option and share appreciation right. The exercise price of an option or share appreciation right will not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of options that are intended to qualify as incentive stock options under Section 422 of the Code granted to certain significant shareholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of an option or share appreciation right may not be longer than ten years (or five years in the case of options that are intended to qualify as incentive stock options under Section 422 of the Code granted to certain significant shareholders).

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Restricted Shares and Restricted Share Units.   Restricted shares are awards of nontransferable ordinary shares that remain forfeitable unless and until specified conditions are met and which may be subject to a purchase price. Restricted share units are contractual promises to deliver ordinary shares in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on ordinary shares prior to the delivery of the underlying shares. The plan administrator may provide that the delivery of the shares underlying restricted share units will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to restricted shares and restricted share units will be determined by the plan administrator, subject to the conditions and limitations contained in the 2019 Plan.
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Other Share or Cash Based Awards.   Other share or cash based awards are awards of cash, fully vested ordinary shares and other awards valued wholly or partially by referring to, or otherwise based on, ordinary shares or other property. Other share or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled. The plan administrator will determine the terms and conditions of other share or cash based awards, which may include any purchase price, performance goal, transfer restrictions and vesting conditions.

Performance Criteria
The plan administrator may select performance criteria for an award to establish performance goals for a performance period. Performance criteria under the 2019 Plan may include, but are not limited to, the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenues or sales or revenues growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on shareholders’ equity; total shareholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the company’s performance or the performance of a subsidiary, division, business segment or product line of the company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. When determining performance goals, the plan administrator may provide for exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be excluded, including, without limitation, non-recurring charges or events, acquisitions or divestitures, changes in the corporate or capital structure, events unrelated to the business or outside of the control of management, foreign exchange considerations, and legal, regulatory, tax or accounting changes.
Certain Transactions
In connection with certain corporate transactions and events affecting the ordinary shares of Clarivate, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the 2019 Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes canceling awards for cash or property, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the 2019 Plan and replacing or terminating awards under the 2019 Plan. In addition, in the event of certain non-reciprocal transactions with the shareholders of Clarivate, the plan administrator will make equitable adjustments to awards outstanding under the 2019 Plan as it deems appropriate to reflect the transaction.
Plan Amendment and Termination
The Clarivate board of directors may amend or terminate the 2019 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the 2019 Plan, may materially and adversely affect an award outstanding under the 2019 Plan without the consent of the affected participant and shareholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The 2019 Plan will remain in effect until the tenth anniversary of its effective date, unless earlier terminated by the Clarivate board of directors. No awards may be granted under the 2019 Plan after its termination.
Claw-Back Provisions, Transferability and Participant Payments
All awards will be subject to any company claw-back policy as set forth in such claw-back policy or the applicable award agreement. Except as the plan administrator may determine or provide in an award agreement, awards under the 2019 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the 2019 Plan and exercise price obligations arising in connection with the exercise of options under the 2019 Plan, the plan administrator may, in its discretion, accept cash, wire transfer or check, Shares that meet specified conditions, a promissory note, a “market sell order,” such other consideration as the plan administrator deems suitable or any combination of the foregoing.
The following table summarizes for Company employees, directors and service providers: (i) the outstanding Rollover Options held as of December 31, 2018 (after giving effect to the Option Conversion) and (ii) the number of Clarivate shares to be received in the business combination, based on their number of Company shares held as of December 31, 2018:
Name	Company Shares	Company Shares Underlying Options	Exercise Price Per Share	Grant Date	Expiration Date
Jay Nadler	462,422
		462,422	6.56	3/3/2017	3/2/2027
		2,758,282	6.56	3/3/2017	3/2/2027
		1,970,182	10.34	3/3/2017	3/2/2027
		1,970,182	14.12	3/3/2017	3/2/2027
		1,182,083	17.91	3/3/2017	3/2/2027
Richard Hanks	23,781
		23,781	6.56	5/23/2017	5/22/2027
		369,937	6.56	3/3/2017	3/2/2027
		264,241	10.34	3/3/2017	3/2/2027
		264,241	14.12	3/3/2017	3/2/2027
		158,544	17.91	3/3/2017	3/2/2027

Name	Company Shares	Company Shares Underlying Options	Exercise Price Per Share	Grant Date	Expiration Date
Stephen Hartman	132,120
		132,120	6.56	5/23/2017	5/22/2027
		84,425	6.56	3/3/2017	3/2/2027
		60,247	10.34	3/3/2017	3/2/2027
		60,247	14.12	3/3/2017	3/2/2027
		36,201	17.91	3/3/2017	3/2/2027
		84,425	8.08	11/13/2018	11/13/2028
		60,247	12.63	11/13/2018	11/13/2028
		60,247	17.18	11/13/2018	11/13/2028
		36,201	21.73	11/13/2018	11/13/2028
Charles Neral	26,424
All non-executive employees as a group		14,483,458	(1)	Various	Various(2)

(1)
Vested and unvested options have various exercise prices ranging from $6.56 to $21.73. The estimated weighted average exercise price of all outstanding options as of 12/31/2018 (after giving effect to the Option Conversion) is $11.02.

(2)
The weighted average remaining contractual life of all outstanding options as of 12/31/2018 is 8.5 years.

THE ADJOURNMENT PROPOSAL
The adjournment proposal allows Churchill’s board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event Churchill is unable to consummate the business combination. In no event will Churchill solicit proxies to adjourn the special meeting or consummate the business combination beyond the date by which it may properly do so under its amended and restated certificate of incorporation and Delaware law. The purpose of the adjournment proposal is to provide more time for the sponsor, the founders, Garden State, the Company, the Company Owners and/or their respective affiliates to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the business combination proposal and to meet the requirements that are necessary to consummate the business combination. See the section entitled “The Business Combination Proposal — Interests of Churchill’s Directors and Officers in the Business Combination.”
In addition to an adjournment of the special meeting upon approval of an adjournment proposal, the board of directors of Churchill is empowered under Delaware law to postpone the meeting at any time prior to the special meeting being called to order. In such event, Churchill will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.
Consequences if the Adjournment Proposal is not Approved
If an adjournment proposal is presented at the special meeting and is not approved by the stockholders, Churchill’s board of directors may not be able to adjourn the special meeting to a later date if Churchill is unable to consummate the business combination (because either the business combination proposal is not approved or the conditions to consummating the business combination have not been met). In such event, the business combination would not be completed.
Required Vote
Adoption of the adjournment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Churchill’s common stock represented in person or by proxy at the special meeting and entitled to vote thereon. Adoption of the adjournment proposal is not conditioned upon the adoption of any of the other proposals.
THE CHURCHILL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CHURCHILL STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER INFORMATION RELATED TO CHURCHILL
Introduction
Churchill was incorporated on June 20, 2018 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Churchill’s efforts to identify a prospective target business were not limited to any particular industry or geographic region. Prior to executing the Merger Agreement, Churchill’s efforts were limited to organizational activities, completion of its initial public offering and the evaluation of possible business combinations.
Initial Public Offering and Simultaneous Private Placement
On September 11, 2018, Churchill consummated its initial public offering of 69,000,000 units, including 9,000,000 units under the underwriters’ over-allotment option, with each unit consisting of one share of common stock and one half of one warrant, each whole warrant to purchase one share of common stock. The units were sold at an offering price of  $10.00 per unit, generating gross proceeds of $690,000,000. Simultaneously with the consummation of the initial public offering, Churchill consummated the private placement of 18,300,000 warrants at a price of  $1.00 per warrant, generating total proceeds of $18,300,000.
After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to Churchill from the initial public offering and private placement were $690,000,000 (of which up to an additional $24,150,000 of deferred underwriting expenses may be paid upon the completion of a business combination) and $18,300,000, respectively. Of these amounts, $690,000,000 was deposited into a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except as described in the prospectus for Churchill’s initial public offering and described in the subsection below entitled “— Churchill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” these proceeds will not be released until the earlier of the completion of an initial business combination and Churchill’s redemption of 100% of the outstanding public shares upon its failure to consummate a business combination within the required time period.
Fair Market Value of Target Business
The target business or businesses that Churchill acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for its initial business combination, although Churchill may acquire a target business whose fair market value significantly exceeds 80% of the trust account balance. Churchill’s board of directors determined that this test was met in connection with the proposed business combination with the Company as described in the section titled “The Business Combination Proposal” above.
Stockholder Approval of Business Combination
Under Churchill’s amended and restated certificate of incorporation, in connection with any proposed business combination, Churchill must seek stockholder approval of an initial business combination at a meeting called for such purpose at which public stockholders may seek to redeem their public shares for cash, regardless of whether they vote for or against the proposed business combination, subject to the limitations described in the prospectus for Churchill’s initial public offering. Accordingly, in connection with the business combination with the Company, the Churchill public stockholders may seek to redeem their public shares for cash in accordance with the procedures set forth in this proxy statement/prospectus.
Voting Restrictions in Connection with Stockholder Meeting
In connection with any vote for a proposed business combination, including the vote with respect to the business combination proposal, all of Churchill’s initial stockholders, including all of its officers and directors, have agreed to vote the founder shares as well as any shares of common stock acquired in the aftermarket in favor of such proposed business combination.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Churchill or its securities, the sponsor, the founders, Garden State, the Company, the Company Owners and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire shares of Churchill’s common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the business combination be approved where it appears that such requirements would otherwise not be met. All shares repurchased by Churchill’s affiliates pursuant to such arrangements would be voted in favor of the proposed business combination. As of the date of this proxy statement/prospectus, no agreements dealing with the above have been entered into by the sponsor, the founders, Garden State, the Company, the Company Owners or their respective affiliates.
Liquidation if No Business Combination
Under Churchill’s amended and restated certificate of incorporation, if Churchill does not complete a business combination by September 11, 2020, Churchill will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Churchill’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of  (ii) and (iii) above) to Churchill’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. At such time, the warrants will expire. Holders of warrants will receive nothing upon a liquidation with respect to such rights and the warrants will be worthless.
The sponsor, the founders and Garden State has each agreed to waive its rights to participate in any distribution from Churchill’s trust account or other assets with respect to the founder shares. There will be no distribution from the trust account with respect to Churchill’s warrants, which will expire worthless if Churchill is liquidated.
The proceeds deposited in the trust account could, however, become subject to the claims of Churchill’s creditors which would be prior to the claims of the Churchill public stockholders. Although Churchill has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses Churchill has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, and although Churchill will seek such waivers from vendors it engages in the future, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Accordingly, the actual per-share redemption price could be less than approximately $10.00, plus interest, due to claims of creditors. Additionally, if Churchill is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in Churchill’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Churchill’s stockholders. To the extent any bankruptcy claims deplete the trust account, Churchill cannot assure you it will be able to return to the Churchill public stockholders at least approximately $10.00 per share. Churchill’s public stockholders are entitled to receive funds from the trust account only in the event of its failure to complete a business combination within the required time periods or if the stockholders properly seek to have Churchill redeem their respective shares for cash upon a business combination which is actually completed by Churchill. In no other circumstances does a stockholder have any right or interest of any kind to or in the trust account.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The portion of Churchill’s trust account distributed to the Churchill public stockholders upon the redemption of 100% of its outstanding public shares in the event Churchill does not complete its initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
Furthermore, if the portion of Churchill’s trust account distributed to the Churchill public stockholders upon the redemption of 100% of its public shares in the event Churchill does not complete its initial business combination within the required time period is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six‑years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If Churchill is unable to complete a business combination within the prescribed time frame, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish the Churchill public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Churchill’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of  (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, if a business combination does not occur, it is Churchill’s intention to redeem its public shares as soon as reasonably possible following the expiration of the time periods described above and, therefore, Churchill does not intend to comply with the procedures required by Section 280 of the DGCL, which would limit the amount and duration of Churchill’s stockholders’ liability with respect to liquidating distributions as described above. As such, Churchill’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of Churchill’s stockholders may extend well beyond the third anniversary of such date.
Because Churchill will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires Churchill to adopt a plan, based on facts known to it at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against it within the subsequent 10 years. However, because Churchill is a blank check company, rather than an operating company, and Churchill’s operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
Churchill will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Churchill’s executive officers have agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and have agreed not to seek repayment for such expenses.
Facilities
Churchill currently maintains its principal executive offices at 640 Fifth Avenue, 12th Floor, New York, NY 10019 and maintains other offices as provided to it by its officers. The cost for this space is included in the $31,250 per-month aggregate fee an affiliate of the sponsor charges Churchill for general and administrative services pursuant to a letter agreement between Churchill and such affiliate of the sponsor. Churchill believes, based on rents and fees for similar services in the relevant areas, that the fee charged by such affiliate of the sponsor is at least as favorable as Churchill could have obtained from an unaffiliated person. Churchill also maintains office space in Scottsdale, Arizona. Churchill considers its current office space, combined with the other office space otherwise available to its executive officers, adequate for its current operations.
Upon consummation of the business combination, the principal executive offices of Churchill will be those of the Company, at which time nothing more will be paid to such affiliate of the sponsor.

Employees
Churchill has three executive officers. These individuals are not obligated to devote any specific number of hours to Churchill’s matters and intend to devote only as much time as they deem necessary to its affairs. Churchill does not intend to have any full time employees prior to the consummation of a business combination.
Directors and Executive Officers
Churchill’s current directors and executive officers are as follows:
Name	Age	Position
Jerre Stead	75	Chief Executive Officer and Director
Michael Klein	55	Chairman of the Board of Directors and Director
Sheryl von Blucher	57	Chief Operations Officer and Director
Peter M. Phelan	58	Chief Financial Officer
Balakrishnan S. Iyer	62	Director
Karen G. Mills	65	Director
Malcolm S. McDermid	39	Director
Martin S. Broughton	71	Director
The biographies of Churchill’s current directors are set forth under the section titled “Information about Executive Officers, Directors and Nominees” above.
Peter M. Phelan has been Churchill’s Chief Financial Officer since August 2018. Mr. Phelan is a managing director at M. Klein and Company, a global strategic advisory firm, which he joined in 2013. During that time, he has worked on a variety of transactions including notable mergers of public companies, activist defense assignments and both buy side and sell side M&A engagements. From 1991 to 2012, Mr. Phelan was at Citigroup Global Markets and its predecessor companies, Smith Barney and Salomon Smith Barney, where he held a variety of roles in the investment banking department including co-head of the financial sponsor coverage group in the U.S. Mr. Phelan’s work in investment banking at Citi spanned across most relevant product areas with a particular focus on working with the portfolio companies of private equity firms. Mr. Phelan holds a bachelor’s degree from Tulane University and a master’s degree in business administration from Columbia Business School.
Malcolm Stephen McDermid has been a director at Churchill since September 2018. Mr. McDermid is a Managing Director with Emerson Collective where he has led Emerson Collective’s venture capital investing efforts since August 2017. He was previously a Partner with Andreessen Horowitz, a venture capital firm based in Menlo Park, CA from 2013 until 2017. Prior to Andreessen Horowitz, Mr. McDermid was a Director with Stifel Nicolaus, formerly Thomas Weisel Partners, a technology focused investment bank in San Francisco. He began his career at Citigroup as a financial analyst. Mr. McDermid graduated from Tufts University with degrees in Quantitative Economics and Computer Science. He also earned a Masters in Law and Diplomacy from the Fletcher School of Law and Diplomacy at Tufts University.
Legal Proceedings
There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against Churchill, and Churchill has not been subject to any such proceeding in the 10 years preceding the date of this proxy statement/prospectus.
Periodic Reporting and Audited Financial Statements
Churchill has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, Churchill’s annual reports contain financial statements audited and reported on by Churchill’s independent registered public accounting firm.

Churchill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion of Churchill’s financial condition and results of operations should be read in conjunction with Churchill’s consolidated financial statements and notes to those statements included in this proxy statement/prospectus. This discussion contains forward-looking statements that involve risks and uncertainties. Please see “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in this proxy statement/prospectus.
Critical Accounting Policies
For a more detailed discussion of Churchill’s Accounting Policies, please see Note 2 to the consolidated financial statements of Churchill included elsewhere in this proxy statement/prospectus.
Common Stock Subject to Possible Redemption
Churchill accounts for its common stock subject to possible redemption in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within Churchill’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Churchill’s common stock features certain redemption rights that are considered by Churchill to be outside of Churchill’s control and subject to the occurrence of uncertain future events.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Recent Accounting Pronouncements
Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
Results of Operations
Churchill has not generated any revenues to date. Churchill’s entire activity from inception up to the closing of the initial public offering on September 11, 2018 was in preparation for that event. Since the offering, Churchill’s activity has been limited to the evaluation of business combination candidates, and Churchill will not generate any operating revenues until the closing and completion of its initial business combination. Churchill expects to generate small amounts of non-operating income in the form of interest income on cash and cash equivalents. Interest income is not expected to be significant in view of current low interest rates on risk-free investments (treasury securities). Churchill currently incurs increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the period from June 20, 2018 (inception) through December 31, 2018, Churchill had losses from operations of approximately $2,525,364 representing formation and operating costs. These costs consisted mainly of professional and consulting fees, rent and office administrative costs.
Financial Condition and Liquidity
The net proceeds from Churchill’s initial public offering and private placement were $694,425,228. Of this amount, $690,000,000 was placed in the trust account. $4,425,228 of net proceeds not in trust have been, and will continue to be, used for working capital purposes.

Churchill intends to use the net proceeds of its initial public offering and simultaneous private placement, including the funds held in the trust account and funds made available to it by Churchill’s officers and directors, to acquire a target business and to pay its expenses relating thereto. To the extent that Churchill’s capital stock is used in whole or in part as consideration to effect a Business Combination, the remaining proceeds held in the trust account, as well as any other net proceeds not expended, will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing and R&D of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees, which Churchill had incurred prior to the completion of Churchill’s Business Combination if the funds available to Churchill outside of the trust account were insufficient to cover such expenses.
Generally, the proceeds held in the trust account will not be released to Churchill until the earlier of Churchill’s completion of an initial Business Combination and its redemption of 100% of the outstanding public shares upon our failure to consummate a Business Combination prior to September 11, 2020. Notwithstanding the foregoing, there can be released to Churchill from the trust account any interest earned on the funds in the trust account that Churchill needs to pay its income or other tax obligations.
As of December 31, 2018, Churchill had cash of approximately $3,528,190. In addition, Churchill had $694,574,904 in cash and equivalents held in trust for use in a business combination.
Until consummation of an initial business combination, Churchill will be using the funds not held in the trust account for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the business combination.
Commencing on September 7, 2018 and ending upon the consummation of a Business Combination or its liquidation, Churchill began incurring a fee payable to an affiliate of the sponsor of  $31,250 per month for providing it with office space and certain general and administrative services. Additionally, the company maintains office space in Scottsdale, Arizona, for which it will owe approximately $99,000 in minimum lease payments for the year ended December 31, 2019.
Off-Balance Sheet Arrangements
Churchill did not have any off-balance sheet arrangements as of December 31, 2018.
Code of Ethics
In September 2018, Churchill’s board of directors adopted a code of ethics that applies to all of Churchill’s executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of Churchill’s business. Churchill will provide, without charge, upon request, copies of its code of ethics. Requests for copies of Churchill’s code of ethics should be sent in writing to Churchill Capital Corp, 640 Fifth Avenue, 12th Floor, New York, NY 10019.
Upon the consummation of the business combination, Clarivate will adopt the Company’s code of ethics that will apply to Clarivate’s executive officers, directors and employees as well as those of its subsidiaries.

BUSINESS OF CLARIVATE
In this section “we,” “us” and “our” refer to the Company prior to the business combination and to Clarivate following the business combination.
Overview
We are the leading global information services and analytics company serving the scientific research, intellectual property and life sciences end-markets. We provide structured information and analytics to facilitate the discovery, protection and commercialization of scientific research, innovations and brands. We believe that we hold a #1 or #2 global market position by revenues across our key offerings. We serve a large, diverse and global customer base, and as of the year ended December 31, 2018 we served over 40,000 entities in more than 180 countries as well as the top 30 pharmaceutical companies by revenues, 40 global patent and trademark offices and the 10 most trafficked corporate website domain portfolios. We believe the strong value proposition of our content, user interfaces, visualization and analytical tools, combined with our products and services’ integration into customers’ daily workflows, leads to our substantial customer loyalty as evidenced by their high propensity to renew their subscriptions with us.
Corporations, government agencies, universities, law firms and other professional services organizations around the world depend on our high-value, curated content, analytics and services. Unstructured data has grown exponentially over the last decade. This trend has resulted in a critical need for unstructured data to be meaningfully filtered, analyzed and curated into relevant information that facilitates key operational and strategic decisions made by businesses, academic institutions and governments worldwide. Our highly-curated, proprietary information created through our sourcing, aggregation, verification, translation and categorization of data, has resulted in our solutions being embedded in our customers’ workflow and decision-making processes.
For the year ended December 31, 2018, we generated $969 million of revenues, a net loss of $242 million, which reflects significant charges, many of which are non-cash and/or non-recurring, related to the 2016 Transaction and transition to a standalone entity, and $311 million of Standalone Adjusted EBITDA and incurred $45.4 million of capital expenditures. For a reconciliation of Standalone Adjusted EBITDA to net loss, see footnote 2 to “Summary Historical Financial Information — Summary Historical Financial Information — Company.” We generate recurring revenues through our subscription-based model, which accounted for 82% of our revenues for the year ended December 31, 2018. In each of the past two years, we have also achieved annual revenue renewal rates in excess of 90%. See the section entitled “—Our Competitive Strengths — Attractive Business Model with Strong Free Cash Flow Profile.” No single customer accounted for more than 1% of revenues and our ten largest customers represented only 6% of revenues for the year ended December 31, 2018.
The following charts illustrate our revenue for the year ended December 31, 2018 by group, type and geography:

Our product portfolio includes well-established, market leading brands such as Web of Science, Derwent Innovation, Cortellis, CompuMark and MarkMonitor.
	Science Group		Intellectual Property Group
Product Lines	Web of Science	Life Sciences	Derwent	CompuMark	MarkMonitor
Notable Products	Web of Science, InCites, Scholar One, EndNote, Kopernio, Publons	Cortellis, Newport, MetaCore, Integrity	Derwent Innovation, Techstreet	Trademark Screen, Trademark Search, Trademark Watch	Domain Management, Brand Protection, Anti-Piracy, Anti-Fraud
Our History
The Company’s predecessors date back to the acquisition of two industry-leading information services businesses: Derwent World Patents Index (“DWPI”) and Institute for Scientific Information (“ISI”). DWPI was founded in 1951 by Monte Hyams who first began abstracting and publishing British patents on a weekly basis. This platform was then launched as the first online patent search tool in 1974. ISI was founded in 1957 by Dr. Eugene Garfield as a series of databases which laid the foundation for modern day bibliometrics and the influential Journal Impact Factor indicator. Thomson Reuters acquired DWPI in 1984 and ISI in 1992; it made further investments in complementary businesses centered on life science research, domain management and brand protection.
Since Thomson Reuters acquired DWPI and ISI, the business now known as Clarivate has emerged as the leading global information services and analytics company serving the scientific research, intellectual property and life sciences end-markets. Through product development, investment and acquisitions, we have developed a full suite of solutions providing high-value structured information that facilitates the discovery, protection and commercialization of scientific research, innovations and brands.
During the majority of its time under prior ownership, the Company was operated as a set of non-core, separate divisions and Thomson Reuters decided in 2015 to divest them. This decision led to two key transformative events.
The first transformative event occurred in October 2016, when Onex and Baring acquired certain direct and indirect subsidiaries and assets comprising the intellectual property and science business of Thomson Reuters and formed Clarivate. Since the 2016 Transaction, the Company has been established as a standalone entity, and the new owners and management developed a robust, independent technology platform to serve customers’ needs.
Onex, Baring and a new executive team have focused on transitioning the Company to be independent and have completed a substantial number of operational improvements, including the following:
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building a new senior executive management team to navigate skillfully through the Transition;

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investing in our core products to upgrade their content, functionality, analytical tools and user interfaces;

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completing the smaller acquisitions of Publons, Kopernio and TrademarkVision to complement our product offerings;

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implementing initial cost savings initiatives; and

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completing the Transition of the business on-schedule from Thomson Reuters in 2019.

The second transformative event occurred in January 2019, when Churchill announced that it would combine with Clarivate. With the Transition largely complete, proven business operator Jerre Stead, former Chairman and CEO of IHS Markit, will join Clarivate as Executive Chairman. Mr. Stead and CEO Jay Nadler will lead Clarivate’s skilled management team and intend to grow Clarivate through significant revenues enhancement and to maximize cash flow generation through operational improvements.
Our Transformation Strategy
The Clarivate management team, led by Executive Chairman Jerre Stead and CEO Jay Nadler, will implement a transformational strategy designed to improve operations, increase cash flow and accelerate revenues growth. The 2016 Transaction and transition to standalone operations has required extensive management time and focus and involved significant expenditures, including sizeable payments to Thomson Reuters under the TSA. We believe the completion of the transition to a standalone company positions us to implement our transformational strategy and to improve our below average productivity compared to leaders in the information services sector, such as IHS Markit, on a revenues per employee basis and in terms of Standalone Adjusted EBITDA margins.
Operational Improvement Initiatives
After the Transactions, Clarivate is expected to implement several cost-savings and margin improvement initiatives to generate substantial incremental cash flow, including:
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decreasing costs by simplifying organization structures and trimming general and administrative functions to enhance a customer-centric focus;

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using artificial intelligence and the latest technologies to reduce costs and increase efficiencies for content sourcing and curation;

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moving work performed by contractors in-house to best-cost geographic locations;

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achieving headcount productivity benchmarks and operational efficiency metrics based on alignment with quantified sector leader benchmarks;

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expanding existing operations in best-cost geographic locations, aligning with business objectives;

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minimizing our real estate footprint by reducing facility locations substantially over the next three years;

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completing the TSA with Thomson Reuters; and

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divesting non-core assets.

We believe that these initiatives will increase our Standalone Adjusted EBITDA margins to levels that are closer to sector leaders’ adjusted EBITDA margins by the end of 2020.
Revenues Growth Initiatives
Despite having a high percentage of subscription-based revenues, we have not grown revenues at rates consistent with information services sector leaders. We believe a significant opportunity exists for us to accelerate revenues growth by increasing the value of our products and services, developing new products, cross-selling certain products and optimizing sales force productivity. Actions to achieve such revenues growth are expected to include:
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developing new value-added products and services;

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offering additional analytics that enhance existing products and services;

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expanding our footprint with new and existing customers, with significant opportunity for growth in APAC and Emerging Markets;

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optimizing product pricing and packaging based on customer needs;

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increasing salesforce focus on large accounts; and

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restructuring our incentive plans to drive new business as well as cross-selling among similar products and overlapping buying centers.

Pursue Acquisition Opportunities
Given the fragmented nature of the broader information services industry, we track and, where appropriate, will continue to pursue opportunities across our product groups. In 2017 and 2018, we completed three small add-on acquisitions to augment our existing portfolio of assets and provide additional datasets and services for our customers. Our completed acquisitions include Publons and Kopernio in Science and TrademarkVision in IP. These acquisitions are in the early stages of being fully integrated into our platform, and we believe they have already provided additional value to our customers.
We plan to evaluate additional acquisition opportunities to supplement our existing platform and enable us to enter new markets. We intend to focus on disciplined and accretive investments that leverage our core strengths and enhance our current product, market, geographic and customer strategies. We believe the combination of Jerre Stead’s successful acquisition track record and our scale and status as a global information services leader uniquely position us to create value through additional acquisitions.
Our Competitive Strengths
Leading Market Positions in Attractive and Growing Global Markets
We offer a collection of high-quality, market leading information and analytic products and solutions serving the intellectual property, scientific research, and life-sciences end-markets. Through our products and services, we address the large and growing demand from corporations, government agencies, universities, law firms and other professional services organizations worldwide for comprehensive, industry-specific content and analytical tools to facilitate the discovery, development, protection, commercialization and measurement of scientific research, innovations and brands. We believe that we hold a #1 or #2 global market position by revenues across our key offerings. We also believe that the outlook for growth in each of our product lines is compelling because of customer demand for curated high-quality data, underpinned by favorable end-market trends, such as rising global R&D spending, growing demand for information services in emerging markets, the acceleration of e-commerce and the increasing number of patent and trademark applications.
A Trusted Partner Delivering Highly Curated Content Embedded Within Customer Workflows
We believe the substantial increase in unstructured data over the last decade has increased the importance of our proprietary, curated databases to our customers. This trend has resulted in a critical need for unstructured data to be meaningfully filtered, analyzed and curated into relevant information that facilitates key operational and strategic decisions made by businesses, academic institutions and governments worldwide. Our suite of branded information and analytic solutions provides access to content that has been collected, curated and standardized over decades, making our products and services highly valued and increasingly important for our customers. Our content curation and editorial teams include over 950 employees, approximately half of whom have master’s degrees or PhDs in technical fields as of December 31, 2018, who clean, analyze and classify unstructured data to ensure high-quality content and an enhanced user experience. We believe our solutions and commitment to excellence provide us with a significant advantage in both retaining existing and attracting new customers.
Attractive Business Model with Strong Free Cash Flow Profile
Approximately 82% of revenues for the year ended December 31, 2018, was generated through annual or multi-year subscription agreements. In addition, we have been able to achieve annual revenues renewal rates in excess of 90% over the past two years. We believe our business has strong and attractive free cash flow characteristics due to our visible and recurring subscription revenues stream, attractive Standalone Adjusted EBITDA margins, low capital expenditure requirements and favorable net working capital characteristics. Anticipated revenues growth, margin improvement and effective working capital management are expected to result in strong free cash flow generation. We believe this will create capacity to invest further into the business so that we can grow and maximize shareholder returns.
Diversified Product Lines with Longstanding Customer Relationships
We believe that the diversified nature of our product lines enhances the stability of our entire platform as we are not dependent on any one end market, product, service or customer. We serve a large, diverse and global customer base, and as of the year ended December 31, 2018 we served over 40,000 entities in more than 180 countries as well as the top 30 pharmaceutical companies by revenues, 40 global patent and trademark offices and the 10 most trafficked corporate website domain portfolios. No single customer accounted for more than 1% of revenues and our ten largest customers represented only 6% of revenues for the year ended December 31, 2018. We believe the strong value proposition offered by our content, combined with the integration of our products and services into our customers’ daily workflows and decision-making processes, leads to substantial customer loyalty. Our relationships with our top 50 customers by revenues span an average of over 15 years. Our diverse global footprint is highlighted by the distribution of our 2018 revenues by geography: North America (46%), Europe (25%), APAC (22%) and Emerging Markets (7%).
Resilience through Economic Cycles
We believe our business is resilient across economic cycles because our products and services are an integral part of our customers’ decision-making processes. We believe multi-year agreements also help to maintain this resiliency. During the most recent economic downturn, three of our key products — Web of Science, Cortellis and Derwent Innovation — realized year-over-year revenues increases from 2008 to 2009. Our diverse global footprint reduces our exposure to national and regional economic downturns.
Proven and Experienced Leadership
Mr. Stead is a proven operator with demonstrated success in shareholder value creation. He has served in an executive capacity at several Fortune 500 companies, most notably at IHS Markit. At Clarivate, Mr. Stead will bring his decades of expertise in the information services sector to guide a talented management team. Mr. Stead will work alongside Mr. Nadler, an experienced executive who previously was COO of Interactive Data Corporation and has held leadership roles at other information services companies, to implement a transformational strategy for Clarivate.
Our Product Lines
SCIENCE GROUP (56% of 2018 Revenues)
Our Science Group consists of our Web of Science and Life Science Product Lines. Both provide curated, high-value, structured information that is delivered and embedded into the workflows of our customers, which include research intensive corporations, life science organizations and universities world-wide.
Web of Science Product Line
Our Web of Science Product Line (“WOSPL”) provides products and services to organizations that plan, fund, implement and utilize research. We deliver search and discovery services to researchers with proprietary scientific data; we help researchers cite their research with workflow tools; we provide data and analytics to allow for global measures of research excellence and university rankings; we support governments and policy makers worldwide in assessment programs; and we inform a wide range of sector specific consultation and reporting activities to national and institutional research agencies across the G20 countries. We believe that the high quality and unique nature of WOSPL’s products and the informed approach of our professional service expertise has resulted in our information, services and workflow tools becoming embedded within the fabric of the research community. Key products include Web of Science, InCites, Journal Citation Reports, EndNote, ScholarOne, Converis, Publons and Kopernio.
Web of Science (“WOS”), our flagship product, holds a unique and pivotal role in the infrastructure of R&D and is frequently utilized as a reference standard in the academic, institutional and corporate sectors. It provides publication records and essential metadata from trusted published assets and is linked and indexed together via over one billion tracked citations. It is also highly selective with more than 3,000 journal titles reviewed annually and only approximately 10% are accepted for inclusion into the three core indices collection. A key metric we provide is the ‘Journal Impact Factor’ (“JIF”), which we believe is the most influential and best-known research metric of the last 50 years. Its primary value is as a journal-level metric to assess what journals are the most impactful, but universities and research funders use JIF to inform their evaluation of research excellence when assessing faculty and selecting funding grantees. Researchers also rely on the JIF to identify top-tier journals where they should publish their content.

Example Use Cases
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A physics professor planning a research program and making a grant proposal accesses WOS to evaluate the current state of research in her discipline, identify emerging trends within highly regarded and relevant scientific journals and select a research topic, while the grant-making institutions will use WOS’s analytic tools to measure the professor’s credentials.

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A university provost interested in evaluating her university’s chemistry department accesses WOS and our analytical tool InCites to measure the strength of the university’s research output and benchmark it against comparable institutions and find the best researchers to bolster the university’s ranking and improve the caliber of research, and find highly-cited researchers, departments and laboratories.

Life Sciences Product Line
Our Life Sciences Product Line (“LSPL”) provides products and services primarily to pharmaceutical and biotechnology companies. Our products are market leaders in regulatory intelligence and competitive intelligence, and our clinical trial offering is rapidly gaining share. We believe we provide a unique end-to-end proposition, which links to early research workflows, and believe there is an opportunity to stretch further into the approval and post-approval phases of drug development. Key products include Cortellis, Newport and Integrity.
Cortellis, our flagship LSPL product, is used by strategy, business development, drug development, medical affairs and clinical professionals at pharmaceutical and biotechnology companies to support research, market intelligence and competitive monitoring in connection with the development and commercialization of new drugs. Our customers use the database to access and evaluate scientific data, drug pipeline data, clinical trial information, drug monographs, pharmaceutical M&A data and regulatory information, all of which has been aggregated, curated and classified by our team of scientific experts who evaluate and select data for inclusion in the database from a wide array of sources. In addition, our team of experts creates high-value content from this data, such as analytics, abstracts, conference summaries and regulatory reports. Our data includes more than 70,000 drug program records and more than 300,000 clinical trial records.
Example Use Case
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An analyst at a pharmaceutical firm who is evaluating several potential R&D programs will access the Cortellis database to assess competitive products in the drug development pipeline, review clinical trial data, and summarize regulatory information.

INTELLECTUAL PROPERTY GROUP (44% of 2018 Revenues)
Our Intellectual Property Group consists of our Derwent, CompuMark and MarkMonitor Product Lines. These product lines help manage customer’s end-to-end portfolio of intellectual property from patents to trademarks to corporate website domains.
Derwent Product Line
Our Derwent Product Line (“DPL”) enables customers to evaluate the novelty of potential new products, confirm freedom to operate with respect to their product design, help them secure patent protection, assess the competitive technology landscape and ensure their products comply with required industry standards. We provide a range of analytics capabilities and data visualization tools to improve the efficiency and accuracy of IP-driven decisions. Key products include Derwent Innovation, Techstreet and IP Professional Services.
Derwent Innovation, our flagship DPL product, is used by R&D professionals and lawyers to monitor patent filings, search existing patents and analyze data to support R&D decision-making. It is a critical resource to help our customers secure patent protection and address litigation of patent infringement. The product is powered by The Derwent World Patents Index, our proprietary database of over 80 million patent publications from 50 patent and trademark offices, which represented 98% of all patents published globally in 2017, that has been developed and curated for over 50 years. The database combines data science with our team of domain experts who correct, enrich and abstract over four million global patents per year in over 25 languages. We provide customers with easy-to-understand summaries of patent filings that are prepared by our domain experts, who index and translate the highly technical and intentionally obscure patent filings into understandable abstracts that provide insights into a patent’s novelty, use and advantage over prior patents.
Example Use Case
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An employee developing a new product or idea (e.g., a chemical engineer or a product designer) will access the Derwent Innovation database of patents to evaluate the novelty and determine the patentability of the new product or idea.

CompuMark Product Line
Our CompuMark Product Line (“CPL”) provides trademark research and protection services for businesses and law firms globally and relies on our leading trademark database. CompuMark’s offerings span the entire lifecycle of a trademark, from determining availability of a proposed trademark to monitoring for infringement post registration. CPL provides global trademark research and protection to corporations and law firms globally. Over the last 30 years, the organization has curated content from more than 180 patent and trademark offices. Coupled with industry specific sources, including over 15 industrial design databases and 70 Pharma In-Use Databases, CompuMark delivers the most comprehensive data set for trademark professionals available.
Key products include trademark screening, trademark searching and trademark watching. We do this by (i) providing customers with sophisticated self-service tools to narrow large lists of potential trademarks, which we refer to as “screening”; (ii) preparing detailed, custom reports post screening that uncover potential risks related to a proposed trademark, which we refer to as “clearance searching”; and (iii) monitoring trademark applications and other data sources on a recurring subscription revenues basis to alert clients to potential instances of infringement post registration, which we refer to as “watching.”
Example Use Case
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An attorney for a large law firm helps clear a trademark for use by its corporate customer as part of a new product launch. The attorney first conducts a “knock-out” search as part of a preliminary screening process using our trademark research tool and then later orders an analyst curated “Full Search” report by CompuMark to ensure the availability of the proposed trademark in the markets the customer will be operating in. In this way, the attorney can clear both the word and image mark for use by his/her client. The lawyer will then subscribe to CompuMark’s trademark watching services to continually ensure that none of their customers’ valuable trademarks are being infringed upon.

MarkMonitor Product Line
Our MarkMonitor Product Line (“MPL”) helps enterprises establish and manage portfolios of website domains and protect their brands and content from online infringement. MPL provides a mission-critical suite of services for brand managers, technology managers and legal counsel in large corporations globally to secure their online branding and content. The heightened level of e-commerce and digital engagement with customers, partners and employees has increased the need for corporations to have a service provider that offers a high level of security and accuracy in managing domain name registrations, and protecting against product counterfeiting, trademark infringement, phishing and illegal distribution of proprietary content.
Domain Management helps enterprise customers register and manage portfolios of website domain names. The product enables enterprises to customize registration recommendations based on specific attributes, such as top-level domain type and rank, restrictions, region, country and price. This allows customers to achieve the right balance of being easily found online globally without overpaying for domains that generate little to no traffic. Domain provides insights which help enterprises effectively manage their portfolios, and mitigate cyber squatters attempts to register domains aimed to dupe consumers. Brand Protection uses proprietary software and detection algorithms to monitor ecommerce marketplaces, websites and social media on an ongoing basis to detect instances of brand infringement. Once detected, the service reports infringements to customers and then initiates actions with internet retailers and auction sites to delist counterfeit goods and inform Internet Service Providers.
Example Use Case
•
An in-house counsel uses MarkMonitor Domain Management to ensure that their domains are protected from security threats such as domain hijacking and to ensure the timeliness of payments to registries around the world.

Customers
We serve a large, diverse and global customer base of over 40,000 entities in more than 180 countries as well as the top 30 pharmaceutical companies by revenue, 40 global patent and trademark offices and the 10 most trafficked corporate website domains portfolios. Our customers either use our databases on an exclusive basis or on a dual-sourced basis.
No single customer accounted for more than 1% of revenues and our ten largest customers represented only 6% and 7% of revenues for the years ended December 31, 2018 and 2017, respectively.
Competitive Environment
We believe the principal competitive factors in our business include the quality of content embedded in our databases and those of our competitors, customers’ perception of our products relative to the value that they deliver, user interface of the products and the quality and breadth of our overall offerings. We believe we compete favorably with respect to each of these factors.
We believe no single competitor currently offers the same scope of services and market coverage we provide. The breadth of markets we serve exposes us to a broad range of competitors as described below.
Our primary competitors for each of our product groups include the following:
•
Science Group: Digital Science, Elsevier, Evaluate, Global Data, Informa, IQVIA, ProQuest, Qiagen

•
Intellectual Property Group: Corsearch, Corporation Service Company, CPA Global, Friend MTS, IHS Markit, Incopro, LexisNexis, Markify, PatBase, PhishLabs, Questel, SAI Global, TrademarkNow, Yellow Brand Protection

Sources of Data
The data supporting our products and services is sourced principally through two different kinds of arrangements. First, we source data generally at little or no cost from public sources including federal, state and local governments. Second, we purchase data from third-party data aggregators under contracts that reflect prevailing market pricing for the data elements purchased.
Technology
Our information technology systems are fundamental to our success. They are used for the storage, processing, access and delivery of the data which forms the foundation of our business and the development and delivery of our solutions provided to our customers.
Much of the technology we use and provide to our customers is developed, maintained and supported by approximately 850 employees. We also utilize approximately 800 contractors to support our technology operations. We generally own or have secured ongoing rights to use for the purposes of our business all the customer-facing applications which are material to our operations.

We are continually transforming our content, products, services and company to better meet our customers’ needs. We also are focused on securing our customer data and global systems as we implement and enhance our security programs. We are migrating the infrastructure for several of our customer applications and content databases to a third party service provider, which provides a distributed computing infrastructure platform for business operations, or what is commonly referred to as a “cloud” computing service.
Intellectual Property
As of December 31, 2018, we owned approximately 556 registered trademarks, 174 trademark applications, 2,679 domain names, 56 granted patents and 58 patent applications. We also own certain proprietary software. In addition, we are licensed to use certain third-party software, and obtain significant content and data through third-party licensing arrangements with content providers. We consider our trademarks, service marks, databases, software and other IP to be proprietary, and rely on a combination of statutory (e.g., copyright, trademark, trade secret and patent), contractual and technical safeguards to protect our IP rights. We believe that the IP we own and license is sufficient to permit us to carry on our business as presently conducted.
Our agreements with our customers and business partners place certain restrictions on the use of our IP. As a general practice, employees, contractors and other parties with access to our proprietary information sign agreements that prohibit the unauthorized use or disclosure of our IP and confidential information.
New Product Development
We believe that innovation is essential to our success and is one of our primary bases of competition. We believe we are in a unique position to help shape how professionals find, evaluate, interact with, consume and act upon information. We are focused on developing capabilities to help our products’ user interfaces, analytical tools, searching algorithms and content curation processes. Our current focus includes building out a technology platform focused on search technologies, big data and analytics, machine learning, social computing and natural language technologies. This will enable more rapid product development as we shift our investment focus toward new products rather than maintenance of legacy technology.
We also add to our business line offerings through acquisitions. Since the consummation of the 2016 Transaction, we have completed three small add-on acquisitions to augment our existing portfolio of assets and provide additional datasets and services for our customers. Given the fragmented nature of the broader information services industry, we track and, where appropriate, have pursued opportunities across our product lines. These include Publons and Kopernio in WOSPL, and Trademark Vision in CMPL. These acquired firms are in the early stages of being fully integrated into our platform, and we believe have already provided additional value to our customers.
When we find it advantageous, we augment our proprietary data sources and systems by forming alliances with other leading information providers and technology companies and integrating their product offerings into our offerings. This approach gives our customers the opportunity to obtain the information they need from a single source and more easily integrate the information into their workflows.
Marketing, Sales and Customer Support
We primarily sell our products and services directly to our customers, although some of our products and services are sold through partners. Focusing some of our sales and marketing efforts on digital sales and marketing has allowed us to broaden our range of customers and reduce sales and marketing costs. We have a dedicated global sales force, which, as of December 31, 2018, consisted of approximately 1,120 people.
We annually develop sales, distribution and marketing strategies on a product-by-product and service-by-service basis. We leverage customer data, business and market intelligence and competitive profiling to retain customers and cross-sell products and services, while also working to promote unified brand recognition across all our products and services.

Our sales teams participate in both service and sales activities. They provide direct support, interacting frequently with assigned customers to assure a positive experience using our products and services. Sales people primarily seek out new sales opportunities, including existing customer retention and upsell, and work with the various sales teams to coordinate sales activity and provide the best solutions for our customers. A portion of our sales people’s compensation is tied to revenues retention. We believe our sales people’s product knowledge and local presence differentiates us from our competition.
In addition, we employ product specialists who are subject-matter experts and work with sales people on specific opportunities for their assigned products. Both sales people and product specialists have responsibility for identifying new sales opportunities. A team approach and a common customer relationship management system allow for effective coordination between the two groups.
Employees
As of December 31, 2018, approximately 4,450 full-time and approximately 130 part-time employees support our business operations. None of our employees in the United States are represented by unions; however, customary representation by unions and works councils applies for certain of our non-U.S. employees. We consider our relationship with our employees to be good and have not experienced interruptions to operations due to labor disagreements.
Regulatory Environment
Certain of our product lines provide authorized customers with products and services such as access to public records. Our product lines that provide such products and services are subject to applicable privacy and consumer information laws and regulations, including U.S. federal and state and EU and member state regulation. Our compliance obligations vary from regulator to regulator, and may include, among other things, strict data security programs, submissions of regulatory reports, providing consumers with certain notices and correcting inaccuracies in applicable reports. Many of these laws and regulations are complex and their application to us, our customers or the specific services and relationships we have with our customers are not always clear. Our failure to anticipate accurately the application of these laws and regulations, or any failure to comply, could create liability for us, result in adverse publicity and otherwise negatively affect our business. See “Risk Factors” for more information about the impact of government regulation on our company.
Properties
The Company’s primary office spaces are represented in the table below:
Location	Space Leased	Lease Expiration
London, UK	49,794 square feet	December 2028
Philadelphia, Pennsylvania, USA	123,853 square feet	October 2029
Hyderabad, India	54,064 square feet	July 2023
Chennai, India	47,522 square feet	February 2020
Boston, Massachusetts, USA	35,023 square feet	October 2024
Barcelona, Spain	33,387 square feet	October 2023
Tokyo, Japan	29,787 square feet	May 2022
Antwerp, Belgium	27,459 square feet	December 2024
Meridian, Idaho, USA	40,805 square feet	February 2025
San Francisco, California, USA	18,905 square feet	October 2025
Beijing, China	17,039 square feet	August 2020
Legal Proceedings
From time to time, we are a party to various lawsuits, claims and other legal proceedings that arise in the ordinary course of our business. While the outcomes of these matters are uncertain, management does not expect that the ultimate costs to resolve these matters will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Introduction
Clarivate is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.
Churchill Capital Corp is a special purpose acquisition company incorporated in Delaware on June 20, 2018. On September 11, 2018, Churchill consummated the Churchill IPO. Upon the closing of the Churchill IPO, overallotment option and the private placements, $690.0 million of the net proceeds therefrom were placed in a trust account and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by Churchill, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the trust account, except that interest earned on the trust account can be released to Churchill to pay its tax obligations. As of December 31, 2018, there was $694.6 million held in the trust account. As a special purpose acquisition company, Churchill’s purpose is to acquire, through a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities.
On January 14, 2019, Churchill entered into the Merger Agreement with Clarivate, the Company, Delaware Merger Sub and Jersey Merger Sub. Pursuant to the Merger Agreement, a combination of Churchill and the Company will be effected through the Delaware Merger and the Jersey Merger and the Company Owners will be issued an aggregate of 217,500,000 ordinary shares of Clarivate (subject to certain adjustments). At the closing of the Transactions, the Company Owners will hold approximately 71% of the issued and outstanding ordinary shares of Clarivate and current stockholders of Churchill will hold approximately 29% of the issued and outstanding ordinary shares of Clarivate (assuming no redemptions by Churchill public shareholders).
The following unaudited pro forma condensed combined balance sheet as of December 31, 2018 assumes that the Transactions, including the related issuance of 1,500,000 shares of Churchill common stock to certain founders, have occurred on December 31, 2018. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 present pro forma effect to the Transactions, including the related issuance of 1,500,000 shares of Churchill common stock to certain founders, as if they had been completed on January 1, 2018.
The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Transactions occurred on the dates indicated. The pro forma combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.
The historical financial information of Churchill was derived from the audited financial statements of Churchill as of December 31, 2018 and for the period from June 20, 2018 (inception) through December 31, 2018, included elsewhere in this proxy statement/prospectus. The historical financial information of the Company was derived from the audited consolidated financial statements of the Company as of and for the year ended December 31, 2018, included elsewhere in this proxy statement/prospectus. This information should be read together with Churchill’s and the Company’s audited financial statements and related notes, the sections titled “Other Information Related to Churchill — Churchill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.

The Transactions will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with accounting principles generally accepted in the United States of America. Under this method of accounting, Churchill will be treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the Transactions will be treated as the equivalent of Clarivate issuing ordinary shares for the net assets of Churchill, accompanied by a recapitalization. The net assets of Churchill will be recognized at fair value (which is expected to be consistent with carrying value), with no goodwill or other intangible assets recorded.
The Company has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:
•
The Company Owners will have the majority ownership interest and voting interest in the combined entity under the no redemptions and maximum redemptions scenarios with over 71% and 74% ownership voting interest, respectively;

•
the combined company’s board of directors will initially consist of 14 directors; nine of whom will initially be appointed by Onex and Baring and four of whom will initially be appointed by Churchill. Martin Broughton will also be appointed as a director. Mr. Broughton is not expected to be re-nominated in 2020 when his term ends and the size of the Board will be reduced to 13; and

•
the Company is the larger entity, in terms of both revenues and total assets.

Other factors were considered, including composition of management, purpose and intent of the Transactions and the location of the combined company’s headquarters, noting that the preponderance of evidence as described above is indicative that the Company is the accounting acquirer in the Transactions.
Description of the Transactions
Pursuant to the Merger Agreement, the aggregate stock consideration issued by Clarivate in the Transactions will be $3,052.5 million, consisting of 305,250,000 newly issued ordinary shares of Clarivate valued at $10.00 per share, assuming no Churchill public shareholder seeks redemption of Churchill public shares and subject to certain adjustments described below. Of the $3,052.5 million, the Company Owners will receive $2,175.0 million in the form of 217,500,000 newly issued ordinary shares of Clarivate, provided that the number of newly issued ordinary shares of Clarivate issued to the Company Owners will be increased by the amount of Excess Expenses (as defined in the Merger Agreement) divided by $10.00. Excess Expenses as defined in the Merger Agreement is the sum of  (a) outstanding expenses of Churchill and (b) the sum of outstanding deferred, unpaid or contingent underwriting, broker’s or similar fees, commissions or expenses owed by Churchill (if not included in (a)), less (c) certain previously agreed upon expense amounts. In addition, of the $3,052.5 million, Churchill public shareholders will receive $690.0 million in the form of 69,000,000 newly issued ordinary shares of Clarivate and the sponsor, including shares distributable to the founders and Garden State, will receive $187.5 million in the form of 17,250,000 ordinary shares of Clarivate issued to the sponsor and 1,500,000 additional ordinary shares of Clarivate issued to Michael Klein and an affiliate of Jerre Stead in respect of 1,500,000 shares of Churchill common stock to be purchased by them prior to the Delaware Merger (as further described in the Sponsor Agreement). The following represents the consideration at closing of the Transactions (the “Closing”):
(in millions)	Assuming No Redemptions	Assuming Maximum Redemptions
Ordinary share issuance to the Company Owners(1)	$2,175.0	$2,175.0
Ordinary share issuance to Churchill public shareholders(1)	690.0	574.5
Ordinary share issuance to sponsor(1)	172.5	172.5
Additional purchase of ordinary shares by certain founders(1) (2)	15.0	15.0
Share Consideration – at Closing	$3,052.5	$2,937.0

(1)
Ordinary shares of Clarivate issued as set forth in the Merger Agreement at a price of  $10.00 per share.

(2)
Additional shares of Churchill common stock purchased by certain founders as set forth in Section 5(a) of the Sponsor Agreement issued at a price of  $10.00 per share.

The value of share consideration issuable at the Closing is assumed to be $10.00 per share. The Transactions are accounted for as a reverse recapitalization, therefore any change in Clarivate’s trading price will not impact the pro forma financial statements because Clarivate will account for the acquisition of Churchill based on the amount of net assets acquired upon consummation. The consideration to be issued at the Closing as presented above does not include any warrants or options that are described below in Note 3 to Unaudited Pro Forma Condensed Combined Financial Information, “Earnings Per Share.”
In connection with the execution of the Merger Agreement, the sponsor, the founders and Garden State entered into the Sponsor Agreement. Pursuant to the Sponsor Agreement, founder Jerre Stead (personally or through his designee, JMJS Group-II, LP) and founder Michael Klein agreed to purchase an aggregate of 1,500,000 newly-issued shares of Churchill common stock immediately prior to the completion of the Transactions for an aggregate purchase price of  $15,000,000. In addition, if a $20.00 Stock Price Level (as described below) is achieved on or before the sixth anniversary of the Closing, the Incentive Shares shall be allotted and issued to the persons designated by Jerre Stead and Michael Klein (or, in the event of death or incapacity of either, by his respective successor).
As described in greater detail under “Certain Relationships and Related Person Transactions — Company Related Person Transactions — Tax Receivable Agreement,” prior to the Closing, the Company will enter into a Tax Receivable Agreement with the Company Owners. The Tax Receivable Agreement will generally provide for the payment by the Company to the Company Owners of 85% of certain tax benefits realized or deemed realized by the Company and its subsidiaries, as defined in the Tax Receivable Agreement. The term of the Tax Receivable Agreement will commence upon the execution date of the Tax Receivable Agreement and will continue indefinitely until all tax benefits that are subject to the Tax Receivable Agreement have been utilized, deemed utilized, or expired unless the Company exercises its right to terminate the Tax Receivable Agreement early or there is otherwise a deemed early termination. If there is an early termination or a deemed early termination, the Company’s obligations under the Tax Receivable Agreement would accelerate and it generally would be required to make an immediate payment equal to the present value of the deemed anticipated future payments to be made by it under the Tax Receivable Agreement, calculated in accordance with certain valuation assumptions set forth in the Tax Receivable Agreement. Any publicly traded parent entity of the Company may consummate a public offering of shares and use net proceeds of such offering to settle its obligations. In lieu thereof, the Company Owners may waive the payment in cash and instead receive stock consideration to the extent mutually agreeable to Company and the TRA Party Representative and to the extent practicable.
The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of cash redemptions of Churchill’s common stock:
•
Assuming No Redemptions:   This presentation assumes that no Churchill public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in Churchill’s trust account. Under the no redemptions scenario, $649.5 million will be used to pay down the Term Loan Facility (with principal payments payable in $0.5 million increments).

•
Assuming Maximum Redemptions:   This presentation assumes that Churchill public stockholders holding 11,553,523 of Churchill’s public shares exercise their redemption rights and that such shares are redeemed for their pro rata share ($10.07 per share) of the funds in Churchill’s trust account for aggregate redemption proceeds of  $116.3 million. Under the Merger Agreement, the consummation of the Transactions is conditioned upon, among other things, the amount of Available Cash not being less than $550 .0 million. This scenario gives effect to the maximum number of redemptions that meet all of the conditions to permit consummation of the Transactions. Under the maximum redemptions scenario, the amount available for the paydown of the Term Loan Facility is reduced by the cash used for redemptions, resulting in a $533.0 million pay down the Term Loan Facility (with principal payments payable in $0.5 million increments).

The following summarizes the pro forma Clarivate ordinary shares outstanding under the two scenarios:
	Assuming No Redemptions		Assuming Maximum Redemptions
	(Shares)%		(Shares)%
Clarivate ordinary shares issued to the Company Owners(1)	217,500,000		217,500,000
Total Company Owners ordinary shares	217,500,000	71%	217,500,000	74%
Shares held by current Churchill public shareholders	69,000,000		69,000,000
Less: public shares redeemed(2)	—		(11,553,523)
Total Churchill shares	69,000,000	23%	57,446,477	20%
Sponsor shares	17,250,000		17,250,000
Plus: Shares purchased by certain founders immediately prior to Closing	1,500,000		1,500,000
Net sponsor and founder shares	18,750,000	6%	18,750,000	6%
Pro Forma Shares Outstanding(3)	305,250,000	100%	293,696,477	100%

(1)
Shares are not adjusted for shares issued in connection with excess transaction costs incurred by Churchill.

(2)
Public shares estimated to be redeemed calculated as $116,301,259 ($694,574,904 from Churchill’s trust account, plus $3,528,190 cash on pro forma balance sheet, less $901,835 used to pay Churchill’s income and franchise tax obligations, less $45,900,000 for outstanding Churchill expenses, plus $15,000,000 for aggregate cash received from certain founders, less $550,000,000 cash balance) divided by $10.07 redemption value per share ($694,574,904 from Churchill’s trust account on pro forma balance sheet divided by 69,000,000 public shares).

(3)
Pro Forma Shares Outstanding includes the 10.6 million ordinary shares of Clarivate subject to the vesting restrictions but does not give effect to 52,800,000 warrants, the 7,000,000 Incentive Shares issuable upon the achievement of a $20.00 Stock Price Level, or 185,601 Company management options that (based on the number of options to purchase Company ordinary shares outstanding as of December 31, 2018) will be converted in the Mergers into 24,524,698 options to purchase ordinary shares of Clarivate.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2018 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 are based on the historical financial statements of Churchill and the Company. The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information. Certain amounts that appear in this section may not sum due to rounding.

Unaudited Pro Forma Condensed Combined Balance Sheet
(In thousands)
	As of December 31, 2018		Pro Forma Adjustments (Assuming No Redemptions)		As of December 31, 2018	Additional Pro Forma Adjustments (Assuming Maximum Redemptions)		As of December 31, 2018
	Company (Historical)	Churchill (Historical)			Pro Forma Combined (Assuming No Redemptions)			Pro Forma Combined (Assuming Maximum Redemptions)
ASSETS
Current assets
Cash and cash equivalents	$25,575	$3,528	$694,575	(A)	$26,796	$(116,301)	(O)	$26,995
			(24,150)	(B)
			(16,750)	(C)
			(20,580)	(D)
			15,000	(E)
			(649,500)	(F)		(116,500)	(P)
			(902)	(G)
Restricted cash	9	—	—		9	—		9
Accounts receivable, net of allowance for doubtful accounts	331,295	—	—		331,295	—		331,295
Prepaid expenses	31,021	—	317	(H)	31,338	—		31,338
Prepaid expenses and other current assets	—	335	(335)	(H)	—	—		—
Other current assets	20,712	—	18	(H)	20,730	—		20,730
Total Current Assets	408,612	3,863	(2,307)		410,168	199		410,367
Marketable securities held in Trust Account	—	694,575	(694,575)	(A)	—	—		—
Computer hardware and other property, net	20,641	—	—		20,641	—		20,641
Identifiable intangible assets, net	1,958,520	—	—		1,958,520	—		1,958,520
Goodwill	1,282,919	—	—		1,282,919	—		1,282,919
Other non-current assets	26,556	—	—		26,556	—		26,556
Deferred income taxes	12,426	—	—		12,426	—		12,426
Total Assets	$3,709,674	$698,438	$(696,882)		$3,711,230	$199		$3,711,429
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$38,418	$—	$(364)	(D)	$38,057	$—		$38,057
			3	(H)
Accounts payable and accrued expenses	—	1,936	(1,798)	(C)	—	—		—
			(107)	(G)
			(31)	(H)
Accrued expenses and other current liabilities	153,849	—	28	(H)	153,890	—		153,890
			13	(H)
Current portion of deferred revenues	391,102	—	—		391,102	—		391,102
Short-term debt, including current portion of long-term debt	60,345	—	—		60,345	—		60,345
Deferred tax liability	—	13	(13)	(H)	—	—		—
Income taxes payable	—	795	(795)	(G)	—	—		—
Total Current Liabilities	643,714	2,744	(3,064)		643,394	—		643,394
Long-term debt	1,930,177	—	(649,500)	(F)	1,291,780	116,500	(P)	1,406,288
			11,103	(F)		(1,992)	(Q)
Non-current portion of deferred revenues	17,112	—	—		17,112	—		17,112
Deferred underwriting fee payable	—	24,150	(24,150)	(B)	—	—		—
Other non-current liabilities	24,838	—	5,000	(C)	29,838	—		29,838
Tax receivable liability	—	—	[•]	(N)	[•]	—		[•]
Deferred income taxes	43,226	—	—		43,226	—		43,226
Total Liabilities	2,659,067	26,894	[•]		[•]	114,508		[•]

	As of December 31, 2018		Pro Forma Adjustments (Assuming No Redemptions)			As of December 31, 2018	Additional Pro Forma Adjustments (Assuming Maximum Redemptions)		As of December 31, 2018
	Company (Historical)	Churchill (Historical)				Pro Forma Combined (Assuming No Redemptions)			Pro Forma Combined (Assuming Maximum Redemptions)
Commitments and Contingencies
Common stock subject to possible redemption	—	666,543		(666,543)	(I)	—	—		—
Shareholders’ Equity
Ordinary shares in Clarivate	—	—		15,000	(E)	[•]	(116,301)	(O)	[•]
				666,543	(I)
				2	(J)
				16	(K)
				[•]	(N)
				1,677,494	(L)
				3,757	(L)
				(18,710)	(M)
Preferred stock	—	—		—		—	—		—
Class A common stock – Churchill	—	0		0	(J)	—	—		—
Class B common stock – Churchill	—	2		(2)	(J)	—	—		—
Share capital	16	—		(16)	(K)	—	—		—
Additional paid-in capital	1,677,494	3,757		(1,677,494)	(L)	—	—		—
				(3,757)	(L)
Accumulated other comprehensive income/(loss)	5,358	—		—		5,358	—		5,358
Accumulated deficit	(632,261)	—		(20,216)	(D)	(663,580)	—		(661,588)
				(11,103)	(F)		1,992	(Q)
Retained earnings	—	1,242		(19,952)	(C)	—	—		—
				(18,710)	(M)
Total Shareholders’ Equity	1,050,607	5,000		[•]		[•]	(114,309)		[•]
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,709,674	$698,438	$	[•]		$ [•]	$199		$ [•]

See accompanying notes to unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Statement of Operations
(In thousands, except per share amounts)
	Twelve Months Ended December 31, 2018	For the Period from June 20, 2018 (inception) thru December 31, 2018	Pro Forma Adjustments (Assuming No Redemptions)		Twelve Months Ended December 31, 2018	Additional Pro Forma Adjustments (Assuming Maximum Redemptions)		Twelve Months Ended December 31, 2018
	Company (Historical)	Churchill (Historical)			Pro Forma Combined (Assuming No Redemptions)			Pro Forma Combined (Assuming Maximum Redemptions)
Revenues, net	$968,468	$—	$—		$968,468	$—		$968,468
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	396,499	—	—		396,499	—		396,499
Operating costs	—	2,525	(2,525)	(AA)	—	—		—
Selling, general and administrative costs, excluding depreciation and amortization	369,377	—			369,377	—		369,377
Share-based compensation expense	13,715	—	—		13,715	—		13,715
Depreciation	9,422	—	—		9,422	—		9,422
Amortization	227,803	—	—		227,803	—		227,803
Transaction expenses	2,457	—	(364)	(BB)	2,093	—		2,093
Transition, integration and other	61,282	—	—		61,282	—		61,282
Other operating expense (income)	(6,379)	—	—		(6,379)	—		(6,379)
Total operating expenses	1,074,176	2,525	(2,889)		1,073,812	—		1,073,812
Loss from operations	(105,708)	(2,525)	2,889		(105,344)	—		(105,344)
Other income:
Interest income	—	4,513	(4,513)	(AA)	—			—
Interest expense, net	(130,805)	—	37,172	(CC)	(93,633)	(6,699)	(DD)	(100,332)
Unrealized gain on marketable securities held in Trust Account	—	62	(62)	(AA)	—	—		—
Other income, net	(130,805)	4,575	32,597		(93,633)	(6,699)		(100,332)
Income/(loss) before income tax	(236,513)	2,050	35,486		(198,977)	(6,699)		(205,676)
Benefit (provision) for income tax(1)	(5,649)	(808)	808	(AA)	(5,649)			(5,649)
Net income (loss)	$(242,162)	$1,242	$36,294		$(204,626)	$(6,699)		$(211,325)
Per share:
Basic and diluted net loss per common share	$(147.14)	$(0.13)			$(0.67)			$(0.72)
Weighted average shares outstanding, basic and diluted	1,645,818	17,706,822			305,250,000			293,696,477

(1)
The pro forma income statement adjustments do not have an income tax effect due to the pro forma net loss position and existing valuation allowance.

See accompanying notes to unaudited pro forma condensed combined financial information.

Notes to Unaudited Pro Forma Condensed Combined Financial Information
1.   Basis of Presentation
The Transactions will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, Churchill will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the Company Owners being the majority stockholder and holding majority voting power in the combined company, the Company’s senior management comprising the majority of the senior management of the combined company, and the ongoing operations of the Company comprising the ongoing operations of the combined company. Accordingly, for accounting purposes, the Transactions will be treated as the equivalent of Clarivate issuing ordinary shares for the net assets of Churchill, accompanied by a recapitalization. The net assets of Churchill will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the Company.
The unaudited pro forma condensed combined balance sheet as of December 31, 2018 assumes that the Transactions occurred on December 31, 2018. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 present the pro forma effect of the Transactions as if they had been completed on January 1, 2018. These periods are presented on the basis of the Company as the accounting acquirer.
The unaudited pro forma condensed combined balance sheet as of December 31, 2018 has been prepared using and should be read in conjunction with the following:
•
Churchill’s audited balance sheet as of December 31, 2018 and the related notes for the period ended December 31, 2018, included elsewhere in this proxy statement/prospectus; and

•
the Company’s audited consolidated balance sheet as of December 31, 2018 and the related notes for the year ended December 31, 2018, included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 has been prepared using and should be read in conjunction with the following:
•
Churchill’s audited statement of operations for the period from June 20, 2018 (inception) through December 31, 2018 and the related notes, included elsewhere in this proxy statement/prospectus; and

•
the Company’s audited consolidated statement of operations for the year ended December 31, 2018 and the related notes, included elsewhere in this proxy statement/prospectus.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.
The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Transactions. Management is currently finalizing certain equity agreements for the combined company. As these agreements are preliminary and not yet executed, management has not included a pro forma adjustment to reflect these equity agreements because such amounts are not known and not deemed factually supportable.
As of December 31, 2018, the sponsor, the founders and Garden State held 17,250,000 founder shares. In connection with the execution of the Merger Agreement, the sponsor, the founders and Garden State entered into the Sponsor Agreement. Pursuant to the Sponsor Agreement, 10,619,425 of the founder shares to be converted into ordinary shares of Clarivate to the sponsor in connection with the Delaware Merger and available for distribution to Jerre Stead, Michael Klein and Sheryl von Blucher will be subject to certain time and performance-based vesting provisions. The remaining 6,630,575 founder shares to be converted into ordinary shares of Clarivate are not subject to time or performance-based vesting provisions. Of the 10,619,425 ordinary shares of Clarivate subject to vesting considerations (the “Unvested Founders Shares”), 50% of the Unvested Founders Shares shall vest in three equal annual installments, with the first, second and third installments vesting on the first, second and third anniversaries of the Closing date, respectively. The other 50% of the Unvested Founders Shares will vest at the achievement of two Stock Price Levels, defined in the Sponsor Agreement as when the last reported sale price per Clarivate ordinary share on the New York Stock Exchange equals or exceeds the applicable threshold for any 40 trading days during a 60 consecutive trading day period, which 60 consecutive trading day period will not commence until the earlier of  (i) the date on which Onex or Baring sell any of their respective ordinary shares of Clarivate to a third party that is not an affiliate of Onex, Baring, any founder, the sponsor or Garden State or (ii) the first anniversary of the Closing date. 25% of the Unvested Founders Shares shall vest at such time as a $15.25 Stock Price Level is achieved on or before the date that is 42 months after the Closing date; provided, however, that none of such Unvested Founders Shares shall vest prior to the first anniversary of the Closing date, not more than 1/3 of such Unvested Founders Shares shall vest prior to the second anniversary of the Closing date and not more than 2/3 of such Unvested Founders Shares shall vest prior to the third anniversary of the Closing date. 25% of the Unvested Founders Shares shall vest at such time as a $17.50 Stock Price Level is achieved on or before the fifth anniversary of the Closing date; provided, however, that none of such Unvested Founders Shares shall vest prior to the first anniversary of the Closing date, not more than 1/3 of such Unvested Founders Shares shall vest prior to the second anniversary of the Closing date and not more than 2/3 of such Unvested Founders Shares shall vest prior to the third anniversary of the Closing date. If a $15.25 Stock Price Level is not achieved on or before the date that is 42 months after the Closing date, then the Unvested Founders Shares subject to vesting at the $15.25 Stock Price Level shall be eligible to vest with the Unvested Founders Shares subject to the $17.50 Stock Price Level. In the event of certain sale transactions involving the ordinary shares of Clarivate or all or substantially all of the assets of Clarivate, the Unvested Founders Shares subject only to time-based vesting shall automatically become vested. The Unvested Founders Shares subject to performance-based vesting will vest if the per share price implied in such sale transaction is equal to or greater than the applicable Stock Price Level. The Unvested Founders Shares that are subject to performance-based vesting will be forfeited for no consideration to the Company Owners if they do not vest in accordance with the Sponsor Agreement.
The pro forma adjustments reflecting the consummation of the Transactions are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Churchill believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transactions contemplated based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company. They should be read in conjunction with the audited financial statements and notes thereto of each of Churchill and the Company included elsewhere in this proxy statement/prospectus.
2.   Adjustments to Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Transactions and has been prepared for informational purposes only.
The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are (1) directly attributable to the Transactions, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the results of the combined company. The Company and Churchill have not had any historical relationship prior to the Transactions. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented.
The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of the Company’s shares outstanding, assuming the Transactions occurred on January 1, 2018.
Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
The adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2018 are as follows:
(A)
Reflects the reclassification of cash and cash equivalents held in the Churchill trust account that becomes available in connection with the Transactions.

(B)
Reflects the settlement of deferred underwriters’ fees incurred during the Churchill IPO due upon completion of the Transactions.

(C)
Reflects adjustments related to the payment of the anticipated transaction costs by Churchill including, but not limited to, advisory fees, legal fees and registration fees. This adjustment includes a reduction to accrued liabilities for any previously incurred transaction costs that are expected to be paid in connection with the consummation of the Transactions. A portion of the fees are not payable until after 2020 and are accrued for as a non-current liability.

(D)
Reflects adjustments related to the payment of anticipated transaction costs by the Company including, but not limited to, advisory fees, legal fees and registration fees. This adjustment includes a reduction to accounts payable for any previously incurred transaction costs that are expected to be paid in connection with the consummation of the Transactions.

(E)
Reflects 1.5 million additional shares of Churchill common stock purchased by certain founders for $15.0 million in connection with the Transactions.

(F)
Reflects paydown of the Term Loan Facility with the cash acquired from Churchill, less total estimated transaction expenses and cash moved to the balance sheet for working capital purposes assuming no redemptions by Churchill public stockholders. The principal paydown is in increments of  $0.5 million. The paydown results in the following adjustments:

•
$649.5 million reduction in long-term debt, offset by a proportional write-down of $11.1 million of unamortized deferred issuance costs and debt discount.

(G)
Reflects the payment of Churchill’s income and franchise tax obligations with cash held in Churchill’s trust account.

(H)
Reflects the reclassification of Churchill’s financial statement captions to the Company’s respective financial statement captions.

(I)
Reflects the reclassification of Churchill common stock subject to possible redemption to permanent equity assuming no redemptions.

(J)
Represents the re-capitalization of shares of Churchill’s Class A and Class B common stock to ordinary shares of Clarivate.

(K)
Represents the re-capitalization of ordinary shares of the Company to ordinary shares of Clarivate.

(L)
Represents the reclassification of additional paid-in capital of the Company and Clarivate to ordinary shares of Clarivate, which has no par value.

(M)
Elimination of Churchill’s retained earnings, which is inclusive of historical retained earnings.

(N)
Reflects the liability estimate for the Tax Receivable Agreement among the Company and the other parties to the Tax Receivable Agreement such that the Company will pay 85% of all future realized (or deemed realized) tax benefits that are covered by the Tax Receivable Agreement to such other parties. This adjustment represents the estimated liability based on our preliminary analysis under ASC 450. The Tax Receivable Agreement liability is based on the tax attributes immediately prior to the Company’s entrance into the Tax Receivable Agreement and is subject to estimates and assumptions that may change materially. See “Certain Relationships and Related Transactions — Company Related Person Transactions” for further discussion of the expected payments due under the Tax Receivable Agreement.
(O)
Reflects the withdrawal of funds from the Churchill trust account and cash on hand to fund the redemption of 11,553,523 shares of ordinary shares at $10.07 per share. The amount of  $10.07 per share utilized in the above computation is derived from $694.6 million in trust account per the pro forma condensed combined balance sheet divided by 69,000,000 Churchill public shares per the capitalization table herein (see “Unaudited Pro Forma Condensed Combined Financial Statements” for further information on this calculation).

(P)
Reflects the reduction in the paydown of the Term Loan Facility of  $116.5 million (payable in increments of  $0.5 million) due to the $116.3 million of proceeds used for cash redemptions assuming maximum redemptions by Churchill public stockholders that would have otherwise been used to pay down the Term Loan Facility, assuming no redemptions.

(Q)
Reflects the incremental and proportional increase to the Term Loan Facility discount and deferred issuance costs as a result of a lesser amount of net Term Loan Facility paydown. Under the maximum redemption scenario, a maximum of  $533.0 million of the Term Loan can be paid down, which is $116.5 million less than under the no redemption scenario.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations
The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 are as follows:
(AA)
Reflects the elimination of Churchill historical operating costs, interest income and unrealized gain on the trust account and related tax impacts that would not have been incurred had the Transactions been consummated on January 1, 2018.

(BB)
Elimination of transaction expenses related to the Transactions incurred in the year ended December 31, 2018.

(CC)
Reflects the reduction in interest expense related to the paydown of the Term Loan Facility, assuming no redemptions by Churchill public stockholders. Interest expense may not be reduced as much as set forth in the unaudited pro forma condensed consolidated statement of operations above if used for general corporate purposes. For every $1 million that the Term Loan Facility is not reduced, adjusted interest expense will increase by $56,873.

(DD)
Reflects adjustment to interest expense, based on the reduced cash available to pay down the Term Loan Facility assuming maximum redemptions by Churchill public stockholders.

3.   Earnings per Share
Represents the net earnings per share calculated using the historical weighted average ordinary shares of the Company and the issuance of additional ordinary shares in connection with the Transactions, assuming the ordinary shares were outstanding since January 1, 2018. As the Transactions, including related proposed equity purchases, are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average ordinary shares outstanding for basic and diluted net income (loss) per ordinary share assumes that the ordinary shares issuable in connection with the Transactions have been outstanding for the entire period presented. If the maximum number of shares of common stock of Churchill are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire periods.

The unaudited pro forma condensed combined financial information has been prepared assuming the no redemption and maximum redemption scenarios:
(Net loss presented in thousands of dollars)	Assuming No Redemptions	Assuming Maximum Redemptions
Pro Forma Basic and Diluted Loss Per Share	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2018
Pro Forma net loss attributable to shareholders	$(204,626)	$(211,325)
Weighted average ordinary shares outstanding, basic and diluted	305,250,000	293,696,477
Basic and diluted net loss per ordinary share	$(0.67)	$(0.72)
Pro Forma Weighted Average Shares – Basic and Diluted
Clarivate ordinary shares issued to the Company Owners	217,500,000	217,500,000
Total Clarivate ordinary shares issued to the sponsor and the founders	18,750,000	18,750,000
Clarivate ordinary shares issued to current Churchill public shareholders	69,000,000	57,446,477
Pro Forma Weighted Average Ordinary Shares – Basic and Diluted	305,250,000	293,696,477
As a result of the pro forma net loss, the earnings per share amounts exclude the dilutive impact from the following securities:
•
The 34,500,000 warrants sold during the Churchill IPO that will be converted in the Mergers into warrants to purchase up to a total of 34,500,000 Clarivate ordinary shares, which are exercisable at $11.50 per share;

•
The 18,300,000 private placement warrants sold concurrently with the Churchill IPO that will be converted in the Mergers into warrants to purchase up to a total of 18,300,000 Clarivate ordinary shares. Approximately 17,265,826 of these private placement warrants are held by the sponsor, and available for distribution to certain founders and Garden State, exercisable at $11.50 per share but subject to vesting only when a $17.50 Stock Price Level is achieved. The remainder of the private placement warrants are not subject to such vesting threshold and are exercisable at $11.50;

•
The 7,000,000 Incentive Shares shall be allotted and issued to the persons designated by Jerre Stead and Michael Klein (or, in the event of death or incapacity of either, by his respective successor) if a $20.00 Stock Price Level is achieved on or before the sixth anniversary of the Closing; and

•
The 185,601 management options of the Company (based on the number of options to purchase Company ordinary shares outstanding as of December 31, 2018) that will be converted in the Mergers into 24,524,698 options to purchase ordinary shares of Clarivate pursuant to the Clarivate Analytics Plc 2019 Incentive Award Plan, of which 6,655,037 will be vested and 17,869,661 will be unvested and have weighted average exercise prices of  $10.85 and $11.08, respectively, after giving effect to the expected adjustment to exercise prices of the management options of the Company in connection with the Tax Receivable Agreement. The number of outstanding management options assumes that no Company options will be exercised prior to the Closing.

SELECTED HISTORICAL FINANCIAL INFORMATION
Churchill is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Transactions.
Churchill’s balance sheet data as of December 31, 2018 and statement of operations data for the period from June 20, 2018 (inception) through December 31, 2018 are derived from Churchill’s audited financial statements, included elsewhere in this proxy statement/prospectus.
The Company’s consolidated balance sheet data as of December 31, 2018 and 2017 and consolidated statements of operations, comprehensive loss and cash flow data for the fiscal years ended December 31, 2018 and 2017 are derived from the Company’s audited financial statements, included elsewhere in this proxy statement/prospectus.
The information is only a summary and should be read in conjunction with each of the Company’s and Churchill’s consolidated financial statements and related notes and “Other Information Related to Churchill — Churchill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of the Company or Churchill. All amounts are in US dollars. Certain amounts that appear in this section may not sum due to rounding.
Selected Historical Financial Information — Churchill
Period from June 20, 2018 (inception) through December 31, 2018
Income Statement Data:
Revenues	$0
Loss from operations	(2,525,364)
Interest income	4,512,532
Net income	1,241,506
Basic and diluted net loss per share(1)	(0.13)
Weighted average shares outstanding excluding shares subject to possible redemption – basic and diluted	17,706,822
As of December 31, 2018
Balance Sheet Data:
Working capital	$2,020,292
Trust account, restricted	694,574,904
Total assets	698,437,748
Total liabilities	26,894,387
Value of common stock which may be redeemed for cash ($10.00 per share)	666,543,359
Stockholders’ equity	5,000,002

(1)
Net loss per share — basic and diluted — excludes income attributable to common stock subject to possible redemption of  $3,529,452 for the period presented.

Selected Historical Financial Information — Company
	Year Ended December 31
($ in millions)	2018	2017
Revenues, net	$968.5	$917.6
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	(396.5)	(394.2)
Selling, general and administrative costs, excluding depreciation and amortization	(369.4)	(343.1)
Share-based compensation expense	(13.7)	(17.7)
Depreciation .	(9.4)	(7.0)
Amortization	(227.8)	(221.5)
Transaction expenses	(2.5)	(2.2)
Transition, integration and other	(61.3)	(78.7)
Other operating income (expense), net	6.4	(0.2)
Total operating expenses	(1,074.2)	(1,064.6)
Loss from operations	(105.7)	(147.0)
Interest expense, net	(130.8)	(138.2)
Loss before income tax	(236.5)	(285.2)
Benefit (provision) for income taxes	(5.7)	21.3
Net loss	$(242.2)	$(263.9)
Other comprehensive income (loss):
Interest rate swaps, net of $0 tax in all periods	2.5	1.1
Defined benefit pension plans, net of tax (benefit) of $(0.1) and $0.4, respectively	(0.0)	0.9
Foreign currency translation adjustments	(11.1)	15.5
Total other comprehensive income (loss):	(8.6)	17.4
Comprehensive loss	$(250.8)	$(246.5)
Per share:
Basic	$(147.14)	$(160.83)
Diluted	$(147.14)	$(160.83)
Statements of Cash Flow Data:
Net cash provided by (used in):
Operating activities	$(26.1)	$6.7
Investing activities	11.9	(40.2)
Financing activities	(32.6)	22.8
Balance Sheet Data:
	As of December 31
($ in millions)	2018	2017
Total cash and cash equivalents, and restricted cash, end of period	$25.6	$77.5
Total assets	3,709.7	4,005.1
Long-term debt	1,930.2	1,967.7

COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion should be read in conjunction with “Unaudited Pro Forma Condensed Combined Financial Statements,” “Selected Historical Financial Information” and our audited consolidated financial statements, including the notes thereto, included elsewhere in this proxy statement/prospectus. Certain statements in this “ Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” are forward-looking statements that involve risks and uncertainties, such as statements regarding our plans, objectives, expectations and intentions. Our future results and financial condition may differ materially from those we currently anticipate as a result of the factors we describe under sections titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.” “We,” “us,” and “our” as used herein refer to Camelot Holdings (Jersey) Limited and its subsidiaries prior to the consummation of the business combination and to Clarivate Analytics Plc and its subsidiaries (including Camelot Holdings (Jersey) Limited) following the consummation of the business combination. Certain income statement amounts discussed herein are presented on an actual and on a constant currency basis. We calculate constant currency by converting the non-U.S. dollar income statement balances for the most current year to U.S. dollars by applying the average exchange rates of the preceding year.
Overview
We offer a collection of high quality, market leading information and analytic products and solutions through our Science and IP Groups. Our Science Group consists of our Word of Science and Life Sciences Product Lines, and our IP Group consists of our Derwent, CompuMark and MarkMonitor Product Lines. Our highly curated Web of Science products are offered primarily to universities, helping them navigate scientific literature, facilitate research and evaluate and measure the quality of researchers, institutions and scientific journals across various academic disciplines. Our Derwent Product Line offerings help patent and legal professionals in R&D intensive businesses evaluate the novelty and patentability of new ideas and products. Our Life Sciences Product Line offerings serve the content and analytical needs of pharmaceutical and biotechnology companies across the drug development lifecycle, including content on discovery and pre-clinical research, competitive intelligence, regulatory information and clinical trials. Our CompuMark products and services allow businesses and legal professionals to access our comprehensive trademark database. Finally, our MarkMonitor offerings include enterprise web domain portfolio management and online brand protection products and services.
Factors Affecting the Comparability of Our Results of Operations
The following factors have affected the comparability of our results of operations between the periods presented in this proxy statement/prospectus and may affect the comparability of our results of operations in future periods.
2016 Transaction and Transition to Operations as a Standalone Business
Our Company is the result of an October 2016 acquisition, by Onex and Baring, of certain direct and indirect subsidiaries and assets comprising the intellectual property and science business of Thomson Reuters for approximately $3,600 million (the “2016 Transaction”).
Transition Services Agreement
At the time of the 2016 Transaction, we entered into a Transition Services Agreement with Thomson Reuters, pursuant to which Thomson Reuters provided us with certain transitional support services, including facilities management, human resources, accounting and finance, sourcing, sales and marketing and other back office services, and continues to provide us with certain data center services. As of the date of this proxy statement/prospectus, we have replaced substantially all Transition Services Agreement services by building up comparable internal functions during the course of 2017 and 2018, though we continue to rely to a limited extent on certain Thomson Reuters data center services until we complete our product migration to either Amazon Web Services, or our own systems. Pursuant to the Transition Services Agreement, we pay Thomson Reuters a fee based on Thomson Reuters’ historical allocation for such services to our business when it was owned by Thomson Reuters. These Transition Services Agreement fees amounted to $55.8 million and $89.9 million in the years ended December 31, 2018 and 2017, respectively, and are expected to be approximately $9.6 million in 2019, until the scheduled expiry of the Transition Services Agreement in September 2019. Our standalone operating costs have differed substantially from the historical costs of services under the Transition Services Agreement and may differ substantially in the future, which may impact the comparability of our results of operations between the periods presented in this proxy statement/prospectus and with those for future periods.
Purchase Accounting Impact of the 2016 Transaction
In addition, the purchase accounting adjustments related to the 2016 Transaction included a revaluation of deferred revenues to account for the difference in value between the customer advances retained by us upon the consummation of the 2016 Transaction and our outstanding performance obligations related to those advances. The difference in value is written down as an adjustment to revenues as the related performance obligations, which cannot be recognized as revenues under GAAP, are fulfilled. This resulted in negative adjustments to revenues of  $3.2 million and $49.7 million in the years ended December 31, 2018 and 2017, respectively. As of December 31, 2018, the relevant performance obligations have been substantially fulfilled and the valuation difference has been substantially written down. As a result, our consolidated revenues and margins are not comparable between the periods presented in this proxy statement/prospectus and may not be comparable with those for future periods. To facilitate comparability between periods we present Adjusted Revenues in this proxy statement/prospectus to eliminate, among other things, the impact of the deferred revenues adjustment. See “— Certain Non-GAAP Measures — Adjusted Revenues.”
The Transactions
In January 2019, we entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated February 26, 2019, and Amendment No. 2 to the Agreement and Plan of Merger, dated March 29, 2019, the “Merger Agreement”) by and among Churchill, Clarivate Analytics Plc (“Clarivate”), a public limited company newly incorporated under the laws of Jersey, Channel Islands, and currently owned 50% by Onex Partners IV LP and 50% by Onex Partners IV GP LP, CCC Merger Sub, Inc., a newly formed Delaware corporation and wholly owned subsidiary of Clarivate (“Delaware Merger Sub”), Camelot Merger Sub (Jersey) Limited, a newly formed private limited company organized under the laws of Jersey, Channel Islands and wholly owned subsidiary of Clarivate (“Jersey Merger Sub”), and Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of Jersey, Channel Islands (“Company”), which, among other things, provides for (i) Jersey Merger Sub to be merged with and into the Company with the Company being the surviving company in the merger (the “Jersey Merger”) and (ii) Delaware Merger Sub to be merged with and into Churchill with Churchill being the surviving corporation in the merger (the “Delaware Merger”, and together with the Jersey Merger the “Mergers” and the Mergers, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). Upon the consummation of the Transactions, we expect available cash to increase by approximately $710 million (assuming no holder of Churchill’s public shares exercises redemption rights as described in this proxy statement/prospectus), up to $649.5 million of which we currently intend to apply to paying down our existing debt and the remainder to pay costs related to the Transactions and for general corporate purposes. As a result, our pro forma interest expense would have been approximately $93.9 million in 2018. Following the consummation of the Transactions, the shares of our new parent holding company on the New York Stock Exchange, will require us to develop the functions and resources necessary to operate as a public company, including employee-related costs and equity compensation, which may result in increased operating expenses, which we estimate to be approximately $4 million per year.
Tax Receivable Agreement
Prior to the consummation of the Mergers, Camelot Holdings (Jersey) Limited expects to enter into a tax receivable agreement with the TRA Parties, including Onex and Baring (the “Tax Receivable Agreement”). The Tax Receivable Agreement, which will be accounted for as a long-term liability for financial reporting purposes, will generally require the Company to pay the TRA Parties 85% of the amount of cash savings, if any, realized (or, in some cases, deemed to be realized) as a result of the utilization of Covered Tax Assets (as defined in the Tax Receivable Agreement). Under the Tax Receivable

Agreement, the aggregate reduction in income taxes payable will be computed by comparing the actual tax liability of Camelot Holdings (Jersey) Limited and its subsidiaries with the estimated tax liability of applicable entities had such entities not been able to utilize the Covered Tax Assets, taking into account several assumptions including, for example, that the relevant entities will pay U.S. state and local taxes at a rate of 7%, the tax assets existing at the time of the Company’s entry into the Tax Receivable Agreement are deemed to be utilized and give rise to a tax savings before certain other tax benefits, and certain asset or equity transfers by certain of the Company’s subsidiaries will be treated under the Tax Receivable Agreement as giving rise to tax benefits associated with the Covered Tax Assets implicated by such asset or equity transfers. Payments under the Tax Receivable Agreement will generally be made annually in cash, and the amounts payable will be subject to interest from the due date (without extensions) of the applicable tax filing that reflects a covered savings until the payment under the Tax Receivable Agreement is made. Tax Receivable Agreement payments are expected to commence in 2021 (with respect to the 2019 tax year) and will be subject to deferral, at the Company’s election, for payment amounts in excess of  $30 million with respect to the Tax Receivable Agreement payments to be made in 2021 (for taxable periods ending during 2019) and 2022 (for taxable periods ending during 2020), but will not be subject to deferral thereafter. Amounts deferred under the preceding sentence will accrue interest until paid in accordance with the terms of the Tax Receivable Agreement. The Tax Receivable Agreement is subject to certain events that may give rise to an acceleration of the Company’s obligations under the Tax Receivable Agreement. The Tax Receivable Agreement may, subject to certain conditions and deferral rights of the TRA Party Representative, be terminated by the Company at any time. Upon any such termination, the Company’s obligations under the Tax Receivable Agreement would be accelerated. An acceleration of the Company’s obligations under the Tax Receivable Agreement will generally result in us being required to make a payment to each applicable TRA Party equal to the present value of future Tax Receivable Agreement payments that we would be obligated to make, calculated using certain assumptions. The Tax Receivable Agreement will remain in effect until all such Covered Tax Assets have been used or expired, unless the agreement is terminated early.
IPM Product Line Divestiture
In October 2018, we sold certain subsidiaries and assets related to our intellectual property management (IPM) Product Line for a total purchase price of  $100.1 million gross of restricted cash and cash included in normalized working capital and related adjustments, of which $31.4 million was used to satisfy our term loan obligation. As a result, we recorded a net gain on sale of  $36.1 million, inclusive of incurred transaction costs of  $3.0 million, for the year ended December 31, 2018. Our audited consolidated financial statements included elsewhere in this proxy statement/prospectus include the results of operations related to our divested IPM Product Line through the date of divestiture, including revenues of $20.5 million and $31.9 million for the years ended December 31, 2018 and 2017, respectively. The divestiture did not represent a strategic shift, and is not expected to have a significant effect on our financial results or operations in future periods, although as a result our consolidated revenues and profits for the periods presented in this proxy statement/prospectus may not be comparable between periods or with those for future periods. To facilitate comparability between periods we present Adjusted Revenues in this proxy statement/prospectus to eliminate, among other things, IPM Product Line revenues for 2018 and 2017. See “— Certain Non-GAAP Measures — Adjusted Revenues.”
Effect of Currency Fluctuations
As a result of our geographic reach and operations across regions, we are exposed to currency transaction and currency translation impacts. Currency transaction exposure results when we generate revenues in one currency and incur expenses in another. While we seek to limit our currency transaction exposure by matching revenues and expenses, we are not always able to do so. For example, for the years ended December 31, 2018 and 2017, our revenues were denominated approximately 79% in U.S. dollars, 7% in euros, 7% in British pounds and 7% in other currencies in each of these years, while our direct expenses before depreciation and amortization, tax and interest in 2018 and 2017, were denominated approximately 70% and 73% in U.S. dollars, 9% and 8% in euros, 11% and 11% in British pounds and 10% and 8% in various other currencies, respectively.

The financial statements of the Company’s subsidiaries outside the U.S. are typically measured using the local currency as the functional currency. Assets and liabilities of these subsidiaries are translated at the balance sheet date exchange rates, while income and expense items are translated at the average monthly exchange rates. Resulting translation adjustments are recorded in Accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.
Subsidiary monetary assets and liabilities that are denominated in currencies other than the functional currency are remeasured using the month-end exchange rate in effect during each fiscal month, with any related gain or loss recorded in Other operating income (expense), net within the Consolidated Statements of Operations.
We do not currently hedge our foreign currency transaction or translation exposure. As a result, significant currency fluctuations could impact the comparability of our results between periods, while such fluctuations coupled with material mismatches in revenues and expenses could also adversely impact our cash flows. See “Quantitative and Qualitative Disclosures About Market Risk.”
Key Components of Our Results of Operations
Revenues, net
We categorize our revenues into two categories: subscription and transactional.
Subscription.   Subscription-based revenues are recurring revenues that are earned under annual, multi-year, or evergreen contracts, pursuant to which we license the right to use our products to our customers. Revenues from the sale of subscription data and analytics solutions are typically invoiced annually in advance and recognized ratably over the year as revenues are earned. Subscription revenues are driven by annual revenue renewal rates, new subscription business, price increases on existing subscription business and subscription upgrades and downgrades from recurring customers. Substantially all of our historical deferred revenues purchase accounting adjustments are related to subscription revenues.
Transactional.   Transactional revenues are earned under contracts for specific deliverables that are typically quoted on a product, data set or project basis and often derived from repeat customers, including customers that also generate subscription-based revenues. Transactional products and services are invoiced according to the terms of the contract, typically in arrears. Transactional content sales are usually delivered to the customer instantly or in a short period of time, at which time revenues are recognized. Transactional revenues also include, to a lesser extent, professional services, which are typically performed under contracts that vary in length from several months to years for multi-year projects and are typically invoiced based on the achievement of milestones. The most significant components of our transactional revenues include our “clearance searching” and “backfiles” products.
Cost of Revenues, Excluding Depreciation and Amortization
Cost of revenues consists of costs related to the production, servicing and maintenance of our products and are comprised primarily of related personnel costs, such as salaries, benefits and bonuses for employees, fees for contracted labor, and data center services and licensing costs. Cost of revenues also includes the costs to acquire or produce content, royalties payable and non-capitalized R&D expenses. Cost of revenues does not include production costs related to internally generated software, which are capitalized.
Selling, General and Administrative, Excluding Depreciation and Amortization
Selling, general and administrative costs consist primarily of salaries, benefits, commission and bonuses for the executive, finance and accounting, human resources, administrative, sales and marketing personnel, third-party professional services fees, such as legal and accounting expenses, facilities rent and utilities and technology costs associated with our corporate infrastructure.
Depreciation
Depreciation expense relates to our fixed assets, including mainly computer hardware and leasehold improvements, furniture and fixtures. These assets are depreciated over their expected useful lives, and in the case of leasehold improvements over the shorter of their useful life or the duration of the related lease.

Amortization
Amortization expense relates to our finite-lived intangible assets, including mainly databases and content, customer relationships and internally generated computer software. These assets are amortized over periods of between two and 20 years. Definite-lived intangible assets are tested for impairment when indicators are present, and, if impaired, are written down to fair value based on discounted cash flows. No impairment of intangible assets has been identified during any financial period included in our accompanying audited consolidated financial statements.
Share-based Compensation
Share-based compensation expense includes costs associated with stock options granted to certain members of management.
Transaction Expenses
Transaction expenses are incurred to complete business combination transactions, including acquisitions and disposals, and typically include advisory, legal and other professional and consulting costs.
Transition, Integration and Other Related Expenses
Transition, integration and other related expenses, including transformation expenses, mainly reflect the costs of transitioning certain activities performed under the Transition Services Agreement by Thomson Reuters and certain consulting costs related to standing up our back-office systems to enable our operation on a stand-alone basis. These costs include labor costs of full time employees currently working on migration projects, including primarily employees whose labor costs are capitalized in other circumstances (such as employees working on application development).
Other Operating Income (Expense), net
Other operating income (expense) consists of gains or losses related to the disposal of our assets, asset impairments or write-downs and the consolidated impact of re-measurement of the assets and liabilities of our company and our subsidiaries that are denominated in currencies other than each relevant entity’s functional currency.
Interest Expense
Interest expense consists of interest expense related to our borrowings under the Term Loan Facility and the Notes, as well as the amortization of debt issuance costs and interest related to certain derivative instruments.
Benefit (Provision) for Income Taxes
A provision for income tax is calculated for each of the jurisdictions in which we operate. The provision for income taxes is determined using the asset and liability approach of accounting for income taxes. Under this approach, deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. The provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year. Deferred taxes result from differences between the book and tax bases of assets and liabilities and are adjusted for changes in tax rates and tax laws when changes are enacted. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Interest accrued related to unrecognized tax benefits and income tax related penalties are included in the provision for income taxes.
Key Performance Indicators
We regularly monitor the following key performance indicators to evaluate our business and trends, measure our performance, prepare financial projections and make strategic decisions.

Adjusted Revenues
Adjusted Revenues, which excludes the impact of the deferred revenues purchase accounting adjustment (recorded in connection with the 2016 Transaction) and the revenues from IPM Product Line prior to its divestiture, is presented because it facilitates comparability between periods, which we believe is useful to readers to better understand the underlying trends in our operations. See “— Certain Non-GAAP Measures — Adjusted Revenues” below for important information on the limitations of Adjusted Revenues and its reconciliation to Revenues under GAAP.
Standalone Adjusted EBITDA
Standalone Adjusted EBITDA is presented because it is a basis upon which our management assesses our performance and we believe it is useful for investors to understand the underlying trends of our operations. Standalone Adjusted EBITDA is identical to Consolidated EBITDA and EBITDA (as such terms are defined under our Credit Agreement and the indenture governing our Notes), a key measure used in the covenants under our Credit Facilities and the Notes, with which we must comply to avoid default or to make certain dividend and other payments, investments or be able to incur additional debt. See “— Certain Non-GAAP Measures — Standalone Adjusted EBITDA” below for important information on the limitations of Standalone Adjusted EBITDA and its reconciliation to our Net income (loss) under GAAP. Standalone Adjusted EBITDA represents net (loss) income before provision for income taxes, depreciation and amortization and interest income and expense adjusted to exclude acquisition or disposal-related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from the IPM Product Line which was divested in October 2018), losses on extinguishment of debt, stock-based compensation, unrealized foreign currency gains/(losses), Transition Services Agreement costs, separation and integration costs, transformational and restructuring expenses, acquisition-related adjustments to deferred revenues, non-cash income/(loss) on equity and cost method investments, non-operating income or expense, the impact of certain non-cash and other items that are included in net income for the period that the Company does not consider indicative of its ongoing operating performance, certain unusual items impacting results in a particular period, the difference between annualized run-rate savings and savings realized during that same fiscal year as well as the difference in the Company’s actual standalone costs incurred relative to the steady state standalone cost estimate that the Company expects to achieve after completion of the Transition and optimization of the standalone functions by 2021.
Annualized Contract Value
Annualized Contract Value (“ACV”), at a given point in time, represents the annualized value for the next 12 months of subscription-based client license agreements, assuming that all license agreements that come up for renewal during that period are renewed. License agreements may cover more than one product and the standard subscription period for each license agreement typically runs for no less than 12 months. The renewal period for our subscriptions starts 90 days before the end of the current subscription period, during which customers must provide notice of whether they intend to renew or cancel the license agreement.
An initial subscription period for new customers may be for a term of less than 12 months, in certain circumstances. Some of our customers, however, opt to enter into a full 12-month initial subscription period, resulting in renewal periods spread throughout the calendar year. Customers that license more than one subscription-based product may, at any point during the renewal period, provide notice of their intent to renew only certain subscriptions within the license agreement and cancel other subscriptions, which we typically refer to as a downgrade. In other instances, customers may upgrade their license agreements by adding additional subscription-based products to the original agreement. Our calculation of ACV includes the impact of downgrades, upgrades, and cancellations that have occurred as of the reporting period. For avoidance of doubt, ACV does not include fees associated with transactional revenues.
We monitor ACV because it represents a leading indicator of the potential subscription revenues that may be generated from our existing customer base over the upcoming 12-month period. Measurement of subscription revenues as a key operating metric is particularly relevant because a majority of our revenues are generated through subscription-based products, which accounted for 82% and 80% of our total revenues for the years ended December 31, 2018 and 2017, respectively. We calculate and monitor ACV (excluding the IPM Product Line, which we sold in October 2018), as part of our evaluation of our business and trends.
The amount of actual subscription revenues that we earn over any 12-month period are likely to differ from ACV at the beginning of that period, sometimes significantly. This may occur for numerous reasons, including subsequent changes in annual revenue renewal rates, license agreement cancellations, upgrades and downgrades, and acquisitions and divestitures.
We calculate the ACV on a constant currency basis to exclude the effect of foreign currency fluctuations.
The following table presents ACV as of the dates indicated:
	December 31,		Variance
(in millions, except percentages)	2018	2017	$	%
Annualized Contract Value	$764.4	$737.5	$26.9	4%
Annual Revenue Renewal Rates
Our revenues are primarily subscription based, which leads to high revenues predictability. Our ability to retain existing subscription customers is a key performance indicator that helps explain the evolution of our historical results and is a leading indicator of our revenues and cash flows for the subsequent reporting period.
“Annual revenue renewal rate” is the metric we use to determine renewal levels by existing customers, and is a leading indicator of renewal trends, which impact our ACV and results of operations. We calculate the annual revenue renewal rate for a given period by dividing (a) the annualized dollar value of existing subscription product license agreements that are renewed during that period, including the value of any product downgrades, by (b) the annualized dollar value of existing subscription product license agreements. “Open renewals,” which we define as existing subscription product license agreements that come up for renewal, but are neither renewed nor cancelled by customers during the applicable reposting period, are excluded from both the numerator and denominator of the calculation. We calculate the annual revenue renewal rate to reflect the value of product downgrades but not the value of product upgrades upon renewal, because upgrades reflect the purchase of additional services.
The impact of upgrades, new subscriptions and product price increases is reflected in ACV, but not in annual revenue renewal rates. Our annual revenue renewal rates were 91% (which, for the avoidance of doubt, does not reflect the impact of upgrades, new subscriptions or product price increases) for both the years ended December 31, 2018 and 2017.

Results of Operations
Year Ended December 31, 2018 Compared to the Year Ended December 31, 2017
The following table presents the results of operations for the years ended December 31, 2018 and 2017:
	Years Ended December 31,		Variance
(in millions, except percentages)	2018	2017	$	%
Revenues, net	$968.5	$917.6	$50.9	6%
Cost of revenues, excluding depreciation and amortization	(396.5)	(394.2)	(2.3)	1%
Selling, general and administrative, excluding depreciation and amortization	(369.4)	(343.1)	(26.3)	8%
Share-based compensation	(13.7)	(17.7)	4.0	(23)%
Depreciation	(9.4)	(7.0)	(2.4)	34%
Amortization	(227.8)	(221.5)	(6.3)	3%
Transaction expenses	(2.5)	(2.2)	(0.3)	14%
Transition, integration and other related expenses	(61.3)	(78.7)	17.4	(22)%
Other operating income (expense), net	6.4	(0.2)	6.6	(3,300)%
Total operating expenses	(1,074.2)	(1,064.6)	(9.6)	1%
Loss from operations	(105.7)	(147.0)	41.3	(28)%
Interest expense, net	(130.8)	(138.2)	7.4	(5)%
Loss before income tax	(236.5)	(285.2)	48.7	(17)%
Benefit (provision) for income taxes	(5.7)	21.3	(26.9)	(126)%
Net Loss	$(242.2)	$(263.9)	$21.8	(8)%

Revenues, net
Revenues, net increased by $50.9 million, or 6%, from $917.6 million in 2017 to $968.5 million in 2018. Adjusted Revenues, which exclude the impact of the deferred revenues adjustment and revenues from the IPM Product Line prior its date of divestiture, increased $15.8 million, or 2%, to $951.2 million in 2018 from $935.4 million in 2017. For an explanation of our calculation of Adjusted Revenues and the limitations as to its usefulness, see “— Certain Non-GAAP Measures — Adjusted Revenues.”
The comparability of our Revenues, net between periods was impacted by several factors described under “— Factors Affecting the Comparability of Our Results of Operations” above. In addition to the deferred revenues adjustment and the divestiture of the IPM Product Line, our results were also impacted by foreign currency effects, as discussed below.
The table below presents the items that impacted the change in our revenues, net between periods.
	Variance 2018 vs. 2017
(in millions, except percentages)	$	%
Revenues change driver
Decrease in deferred revenues adjustment	$46.5	5%
Decrease in consolidated IPM Product Line revenues	(11.4)	(1)%
Foreign currency translation	6.0	1%
Revenues increase from ongoing business	9.8	1%
Revenues, net (total change)	$50.9	6%

Revenues, net from our ongoing business improved for both our Groups, led by Science, reflecting a trend consistent with the increase in our ACV between periods, mainly due to product price increases. The evolution of our recurring business is discussed further below by Group.

The following table presents the amounts of our subscription and transactional revenues, including as a percentage of our total revenues, for the periods indicated.
	Years Ended December 31,				Variance
(in millions, except percentages)	2018		2017		$	%
Subscription Revenues	$790.9	82%	$736.0	80%	$54.9	8%
Transactional Revenues	177.6	18%	181.6	20%	(4.0)	(2%)
Revenues, net	$968.5	100%	$917.6	100%	$50.9	6%

The increase in subscription revenues between periods mainly reflected the effect of the deferred revenues purchase accounting adjustment and product price increases.
The table below presents our revenues split by geographic region, separating the impacts of the deferred revenues adjustment and the IPM Product Line:
	Years Ended December 31,		Variance
(in millions, except percentages)	2018	2017	$	%
Revenues by Geography
North America	$430.7	$429.2	$1.5	—%
Europe	241.9	239.3	2.6	1%
APAC	209.1	200.0	9.1	5%
Emerging Markets	69.5	66.9	2.6	4%
Impact of deferred revenues adjustment(1)	(3.2)	(49.7)	46.5	(94)%
IPM Product Line(2)	20.5	31.9	(11.4)	(36)%
Total Revenues, net	$968.5	$917.6	$50.9	6%

(1)
Reflects the deferred revenues adjustment made as a result of purchase accounting related to the 2016 Transaction. See “— Factors Affecting the Comparability of Our Results of Operations — 2016 Transaction and Transition to Operations as a Standalone Business — Purchase Accounting Impact of the 2016 Transaction.”

(2)
Reflects the revenues generated by the IPM Product Line until its divestiture on October 3, 2018. See “— Factors Affecting the Comparability of Our Results of Operations — IPM Product Line Divestiture.” IPM Product Line revenues were concentrated in North America.

APAC revenues, which we expect to increase as a proportion of our total revenues in future years, increased primarily due to expanded sales and marketing efforts in China and Japan fueling new sales, and a modest improvement in our annual revenues renewal rate for subscription based products.
The following table, and the discussion that follows, presents our revenues by Group for the periods indicated.
	Years Ended December 31,		Variance
(in millions, except percentages)	2018	2017	$	%
Science Group	$531.2	$522.2	$9.0	2%
Intellectual Property Group	420.0	413.2	6.8	2%
IPM Product Line(1)	20.5	31.9	(11.4)	(36)%
Deferred revenues adjustment(2)	(3.2)	(49.7)	46.5	(94)%
Total Revenues, net	$968.5	$917.6	$50.9	6%

(1)
Reflects nine months of revenues for the year ended December 31, 2018 prior to our divestiture of the IPM Product Line on October 3, 2018.

(2)
Reflects the deferred revenues adjustment resulting from purchase accounting attributable to the 2016 Transaction. See “— Factors Affecting the Comparability of Our Results of Operations — The 2016 Transaction and Transition to Operations as a Standalone Business — Purchase Accounting Impact of the 2016 Transaction.”

Science Group:   Revenues increased by $9.0 million, or 2%, from $522.2 million in 2017 to $531.2 million in 2018. Of the $9.0 million increase, $2.3 million was attributable to foreign currency translation effects. Exclusive of these currency translation effects, subscription revenues increased mainly due to net price increases on our subscription revenues products and new subscription business across our Product Lines. The increase in subscription revenues was partially offset by a decrease in transactional revenues across several products, reflecting our product and sales strategy to enhance our subscription product offerings.
Intellectual Property Group:   Revenues increased by $6.8 million, or 2%, from $413.2 million in 2017 to $420.0 million in 2018. Of the $6.8 million increase, $3.8 million was attributable to foreign currency translation effects. Exclusive of these currency translation effects, subscription revenues increased mainly due to net price increases on our subscription revenues products and new subscription business across our Product Lines. The increase in subscription revenues was partially offset by a decrease in transactional revenues across several products, reflecting our product and sales strategy as discussed above.
IPM Product Line:   Revenues decreased by $11.4 million, or 36%, from $31.9 million in 2017 to $20.5 million in 2018, as 2017 included a full year of the IPM Product Line revenues while 2018 included only nine full months of activity preceding the sale of the IPM Product Line in October 2018.
Cost of Revenues, Excluding Depreciation and Amortization
Cost of revenues increased by $2.3 million, or 1%, from $394.2 million in 2017 to $396.5 million in 2018. Excluding the $3.8 million of cost attributable to foreign currency translation effects, cost of revenues declined slightly between periods. The change also reflected a $23.3 million decrease in Transition Services Agreement fees allocated to Cost of revenues and a $9.0 million decrease in consulting fees for outside services as well as an increase of  $36.0 million in technology related costs attributable to the in-house establishment of functions for maintaining our product content to replace services previously provided by Thomson Reuters, mainly cloud computing and data service centers.
Selling, General and Administrative, Excluding Depreciation and Amortization
Selling, general and administrative expense, excluding depreciation and amortization, increased by $26.3 million, or 8%, from $343.1 million in 2017 to $369.4 million in 2018. Excluding the $2.0 million of cost attributable to foreign currency translation effects, the increase was driven by a $16.0 million increase in people related cost such as salaries and recruitment costs which were driven by an increase in headcount and merit raises, a $6.0 million increase in professional fees such as audit and tax fees due to an increase in required reporting, and a $4.0 million increase in telecommunication costs. These increases in cost were offset by a net $1.0 million decline in cost primarily associated with facility, technology, and advertising cost incurred as a standalone company compared to the cost that would have been paid to our former parent.
Share-based Compensation
Share-based compensation expense decreased by $4.0 million, or 23%, from $17.7 million in 2017 to $13.7 million in 2018, reflecting a net decrease in equity compensation vesting attributable to a decline in grants in 2018 from 2017 and 2017 from 2016.
Depreciation
Depreciation expense increased by $2.4 million, or 34%, from $7.0 million in 2017 to $9.4 million in 2018. The increase relates primarily to increased purchases of fixed assets, particularly computer hardware.
Amortization
Amortization expense increased by $6.3 million, or 3%, from $221.5 million in 2017 to $227.8 million in 2018. The increase primarily relates to an increase in intangible assets related to the Publons acquisition, and computer software associated with the capitalization of internal and external labor during 2018. This was partially offset by a reduction in intangible amortization due to the divestiture of the IPM Product Line and related assets.
Transaction Expenses
Transaction expenses increased by $0.3 million, or 14%, from $2.2 million in 2017 to $2.5 million in 2018. Transaction expenses primarily relate to acquisitions and dispositions that occurred during the applicable period.
Transition, Integration and Other Related Expenses
Transition, integration, and other expenses decreased by $17.4 million, or 22%, from $78.7 million in 2017 to $61.3 million in 2018. The decrease reflects the gradual slowing in the pace of costs incurred to stand up our standalone company infrastructure as we completed the establishment of necessary functions, systems and processes. We expect the pace of costs incurred to continue to slow.
Other Operating Income (Expense), net
Other operating income was $6.4 million in 2018, compared to other operating expense of  $0.2 million in 2017. Of the $6.6 million change between periods, $3.5 million was attributable to the consolidated impact of the remeasurement of the assets and liabilities of our company that are denominated in currencies other than each relevant entity’s functional currency and a $36.1 million net gain from the sale of the IPM Product Line and related assets, which was partially offset by a $33.8 million loss on the write down of a tax indemnity asset due to a dispute with the indemnitor.
Interest Expense
Interest expense decreased by $7.4 million, or 5%, from $138.2 million in 2017 to $130.8 million in 2018. The decrease was primarily due to debt issuance cost write-offs resulting from debt amendments in 2017, and associated lower interest rate margin in the fourth quarter. These decreases were partially offset by increases in LIBOR, which is the base rate on the Term Loan Facility, through the course of 2018.
Benefit (Provision) for Income Taxes
Provision for income tax was $5.7 million in 2018, compared to a benefit of  $21.3 million in 2017. The provision in 2018, despite a loss before tax reflects unrecognized tax losses and valuation allowance. In 2017 we recorded a $16.5 million one-time tax benefit, attributable to changes in Belgian and U.S. tax rates. Our effective tax rate was (2.4)% in 2018 and was 7.5% in 2017. Differences in effective tax rates for the reported periods are attributable mainly to changes in valuation allowance and temporary differences and the one-time impacts discussed below, and may not be indicative of our effective tax rates for future periods. In addition, changes in applicable tax rates were enacted in 2017, including in Belgium and the United States, and the Company recorded a tax benefit related to these changes. We did not provide for income or withholding taxes on the undistributed income of our foreign subsidiaries as of December 31, 2018, because we intend to permanently reinvest these earnings.
Liquidity and Capital Resources
Liquidity describes the ability of a company to generate sufficient cash flows to meet the cash requirements of its business operations, including working capital needs, capital expenditures, debt service, acquisitions, other commitments and contractual obligations. Our principal sources of liquidity include cash from operating activities, cash and cash equivalents on our consolidated balance sheet and amounts available under our Revolving Credit Facility. We consider liquidity in terms of the sufficiency of these resources to fund our operating, investing and financing activities for a period of twelve months.
Our cash flows from operations are generated primarily from payments from our subscription customers. As described above, the standard term of a subscription is typically twelve months. When a customer enters into a new subscription agreement, or submits a notice to renew their subscription, we typically invoice for the full amount of the subscription period, record the balance to deferred revenues, and ratably recognize the deferral throughout the subscription period. As a result, we experience cash flow seasonality throughout the year, with a heavier weighting of operating cash inflows occurring during the first half, and particularly first quarter, of the year, when most subscription invoices are sent, as compared to the second half of the year.
We require and will continue to need significant cash resources to, among other things, meet our debt service requirements under the Credit Facilities, the Notes and any future indebtedness, fund our working capital requirements, make capital expenditures (including related to product development), and expand our business through acquisitions. Based on our forecasts, we believe that cash flow from operations, available cash on hand and available borrowing capacity under our Revolving Credit Facility will be adequate to service debt, meet liquidity needs and fund necessary capital expenditures for at least the next 12 months. Our future capital requirements will depend on many factors, including the number of future acquisitions, data center infrastructure investments, and the timing and extent of spending to support product development efforts. We could be required, or could elect, to seek additional funding through public or private equity or debt financings, however additional funds may not be available on terms acceptable to us.
As of December 31, 2018, we had cash and cash equivalents of  $25.6 million. We had approximately $2,029.0 million of debt as of December 31, 2018, consisting primarily of  $1,484.0 million in borrowings under our Term Loan Facility, $500 million in outstanding principal of Notes and $45.0 million of borrowings under our Revolving Credit Facility. See “— Debt Profile” below.
Cash Flows
The following table discloses our consolidated cash flows provided by (used in) operating, investing and financing activities for the periods presented:
	Years Ended December 31,
(in millions)	2018	2017
Net cash provided by (used in) operating activities	$(26.1)	$6.7
Net cash provided by (used in) investing activities	11.9	(40.2)
Net cash provided by (used in) financing activities	(32.6)	22.8
Effect of exchange rates	(5.2)	3.2
Decrease in cash and cash equivalents	(52.0)	(7.5)
Cash and cash equivalents beginning of the year	77.5	85.0
Cash and cash equivalents end of the year	$25.6	$77.5

Cash Flows Provided by (Used in) Operating Activities
Net cash used in operating activities was $26.1 million in 2018 compared to net cash provided by operating activities of  $6.7 million in 2017. The $32.8 million negative change in 2018 was primarily due to a $27.2 million change in operating working capital. Accounts receivable increased due to price increases across our product lines along with a slight increase in the aging of the accounts, compared to the prior year change, reflecting strong collections efforts in 2017. Deferred revenues increased in both 2018 and 2017 reflecting continued increases in sales year over year. Accounts payable continues to decrease, reflecting the shortening of our accounts payable outstanding period to a normalized level, compared to the prior year backlog in payments. Excluding the reduction in Accrued expenses for the IPM Product Line Divesture, the activity in both years was consistent. While the current year change was minimal, the 2017 change in Other assets is a result of sales commission capitalization in connection with the adoption of ASC 606.
Cash Flows Provided by (Used in) Investing Activities
Net cash provided by investing activities was $11.9 million in 2018, reflecting $80.9 million in net proceeds from the IPM Product Line divestiture (net of restricted cash and cash included in normalized working capital, as well as a working capital adjustment of  $6.1 million), partially offset by $45.4 million in capital expenditures and $23.5 million in acquisitions, mainly TradeMarkVision and Kopernio. Net cash used in investing activities was $40.2 million in 2017, reflecting $37.8 million in capital expenditures and $7.4 million in acquisitions offset by $5.0 million in proceeds from the sale of an equity method investment. Our capital expenditures in both 2018 and 2017 consisted primarily of capitalized labor, consulting and other costs associated with product development.
Cash Flows Provided by (Used in) Financing Activities
Net cash used in financing activities was $32.6 million in 2018, reflecting mainly $31.7 million in net repayments of debt under our Credit Facilities, mainly driven by an excess cash repayment of  $31.4 million following the IPM Product Line divestiture, standard recurring principle repayments of  $15 million and $30 million repayment of borrowings on the Revolving Credit Facility offset by $45 million draw on the same facility in the second half of 2018. Net cash provided by financing activities was $22.8 million in 2017, reflecting mainly $15.0 million in net borrowings under our Credit Facilities and $9.1 million in proceeds from the issuance of equity related to management.
Debt Profile
Notes
In October 2016, we issued $500 million in aggregate principal amount of Notes maturing in October 2024 bearing interest at 7.875% per annum, payable semi-annually in April and October of each year. The Notes were issued in connection with the 2016 Transaction and the proceeds used to partially finance the acquisition of Clarivate in October 2016. The Notes are guaranteed on a senior unsecured basis by our wholly owned domestic restricted subsidiaries, and by each of our foreign restricted subsidiaries that is an obligor under the Credit Facilities.
We have the option to redeem the Notes, in whole or in part, at any time on or after October 15, 2019 at a fixed price of 103.938%, plus accrued and unpaid interest to the date of the purchase. After the initial voluntary redemption date, the price declines ratably until it reaches par in October 2021.
The indenture governing the Notes contains covenants which, among other things, limit the incurrence of additional indebtedness (including acquired indebtedness), issuance of certain preferred stock, the payment of dividends, making restricted payments and investments, the purchase or acquisition or retirement for value of any equity interests, the provision of loans or advances to restricted subsidiaries, the sale or lease or transfer of any properties to any restricted subsidiaries, the transfer or sale of assets, and the creation of certain liens. As of the date of this proxy statement/prospectus, we believe we were in compliance with the indenture covenants.
Credit Facilities
In connection with the 2016 Transaction, certain of our subsidiaries and certain Onex Corporation subsidiaries entered into a $175 million revolving credit facility, $45.0 million of which had been drawn and outstanding as of December 31, 2018, and a $1,550 million term loan facility, $1,484.0 million of which was outstanding at December 31, 2018. The Revolving Credit Facility carries an interest rate equal to the one-month LIBOR rate plus 3.25% per annum or an alternate base rate (“ABR”) plus a margin of 2.25% per annum, as applicable, depending on the type of borrowing, and matures on October 3, 2021. The interest rate margins under the Revolving Credit Facility are subject to decrease upon the achievement of certain total first lien net leverage ratios (as the term is used in the Credit Agreement). The loans made under the Revolving Credit Facility may be borrowed, repaid and reborrowed prior to the maturity of the Revolving Credit Facility. Our ability to draw under the Revolving Credit Facility or issue letters of credit thereunder will be conditioned upon, among other things, delivery of required notices, accuracy of the representations and warranties contained in the Credit Agreement and the absence of any default or event of default under the Credit Agreement.
The Term Loan Facility initially consisted of a $651 million borrowing by Camelot Finance LP, an indirect subsidiary of Onex Corporation (the “US Tower Borrower”), and an $899 million borrowing by Camelot Cayman LP, an indirect subsidiary of Onex Corporation (the “FHC Tower Borrower” and, together with the US Tower Borrower, the “Tower Borrowers”). The proceeds of the term loans to Tower Borrowers were, in turn, loaned on to us with identical principal amounts and substantially similar repayment terms.

The Credit Agreement was amended on April 6, 2017 and again on November 16, 2017 in order to reduce the margins under the Term Loan Facility, which currently stands at LIBOR plus 3.25% per annum (with a 1.00% LIBOR floor) or ABR plus 2.25% per annum, as applicable, and to reset the prepayment premium of 101% (which expired on May 20, 2018) on certain prepayments and amendments of the Term Loan Facility in connection with re-pricing events (“Amended Term Loan Facility”). Except as noted above, all other terms of the Amended Term Loan Facility are substantially similar to the Term Loan Facility.
On December 31, 2017, the US Tower Borrower assigned its obligations under the Credit Agreement to certain other borrowers. Upon assumption of the US Tower Borrower’s obligations by the other borrowers under the Credit Agreement, US Tower Borrower was released from its obligations under our Credit Agreement. Prior to the consummation of the Transactions, we expect the FHC Tower Borrower to assign its obligations under the Credit Agreement to certain other borrowers. Upon assumption of the FHC Tower Borrower’s obligations by the other borrowers under the Credit Agreement, FHC Tower Borrower will be released from its obligations under our Credit Agreement.
Principal repayments under the Amended Term Loan Facility are due quarterly in an amount equal to 0.25% of the aggregate outstanding principal amount borrowed under the Amended Term Loan Facility, in an amount equal to the aggregate outstanding principal amount on such date, together in each case, with accrued and unpaid interest.
The Credit Facilities are secured by substantially all of our assets and the assets of all of our U.S. restricted subsidiaries and certain of our non-U.S. subsidiaries, including those that are or may be borrowers or guarantors under the Credit Facilities, subject to customary exceptions. The Credit Agreement governing the Credit Facilities contains customary events of default and restrictive covenants that limit us from, among other things, incurring certain additional indebtedness, issuing preferred stock, making certain restricted payments and investments, certain transfers or sales of assets, entering into certain affiliate transactions or incurring certain liens. These Credit Agreement limitations are subject to customary baskets, and the limitations on debt incurrence and issuance of preferred stock will not apply to the extent that we maintain a consolidated coverage ratio of Consolidated EBITDA (as defined in the Credit Agreement), a measure identical to our Standalone Adjusted EBITDA disclosed above under “— Certain Non-GAAP Measures”, to interest and other fixed charges on certain debt (as defined in the Credit Agreement) of 2.00 to 1.00. In addition, the Credit Agreement requires us to comply with a maintenance covenant pursuant to which, as of the first quarter of 2019, we must not exceed a consolidated leverage ratio of net senior secured consolidated indebtedness to consolidated EBITDA (each term as defined under the Credit Agreement) of 7.00 to 1.00. As of December 31, 2018, our consolidated coverage ratio was 2.55 to 1.00 and our consolidated leverage ratio was 4.83 to 1.00. On a pro forma basis, giving effect to the consummation of the Transactions, including the cash proceeds and repayment of debt described above as of December 31, 2018 our consolidated coverage ratio (calculated as Standalone Adjusted EBITDA, which is substantially identical to consolidated EBITDA as defined under the Credit Agreement, divided by interest expense, in each case for the preceding 12 months), would have been 3.55 to 1.00 and our consolidated leverage ratio (calculated as total outstanding first-lien debt divided by Standalone Adjusted EBITDA) would have been 2.74 to 1.00. The leverage ratio covenant calculation of outstanding net senior secured consolidated indebtedness excludes our obligations under the Notes and the Company’s obligations under the Tax Receivable Agreement.
Commitments and Contingencies
Our contingent liabilities consist primarily of letters of credit and performance bonds and other similar obligations in the ordinary course of business.
Additionally, the Company has agreed to pay the former shareholders of acquired companies certain amounts in conjunction with the Publons, TradeMarkVision and Kopernio acquisitions. Regarding the Publons acquisition, the Company agreed to pay the former shareholders up to an additional $9.5 million through 2020, of which $2.5 million was paid in 2018. Regarding the TradeMarkVision acquisition, the Company agreed to pay former shareholders earn-out payments through 2020. Regarding the Kopernio acquisition, the Company agreed to pay contingent consideration of up to $3.5 million through 2021. Amounts payable are contingent upon Publons’, TrademarkVision’s and Kopernio’s achievement of certain milestones and performance metrics. As of December 31, 2018, the Company had an outstanding liability for Publons of  $3.0 million related to the estimated fair value of this contingent consideration, of which $1.6 million, was included in Accrued expenses and Other current liabilities, and $1.4 million, was included in Other non-current liabilities in the Consolidated Balance Sheets. As of December 31, 2018, the Company had an outstanding liability for TradeMarkVision of  $4.1 million related to the estimated fair value of this contingent consideration, which compensation earn-out was included in Other non-current liabilities in the Consolidated Balance Sheets. As of December 31, 2018, the Company has recognized over the concurrent service period an outstanding liability for Kopernio of  $0.7 million related to the estimated fair value of this contingent compensation earn-out. The liability is included in Accrued expenses and other current liabilities in the consolidated balance sheets.
While we wrote down our $33.8 million tax indemnity asset in 2018, as discussed above, based on a dispute with the indemnitor, we believe we are contractually entitled to the tax indemnity and intend to pursue our rights vigorously.
Off Balance Sheet Arrangements
We do not currently have any off-balance sheet arrangements and do not have any holdings in variable interest entities.
Contractual Obligations
We have various contractual obligations and commercial commitments that are recorded as liabilities in our financial statements. Other items, such as purchase obligations and other executory contracts, are not recognized as liabilities in our consolidated financial statements, but are required to be disclosed.
In the table below, we set forth our significant enforceable and legally binding obligations and future commitments as of December 31, 2018.
		Payments Due by Period
(in millions)	Total	Less than 1 Year	1 to 3 Years	3 to 5 Years	More Than 5 Years
Long-term debt, including interest(1)	$2,708.8	$202.4	$293.1	$1,673.9	$539.4
Operating Leases(2)	129.6	22.1	36.8	30.3	40.4
Purchase Obligations(3)	57.2	24.7	32.5	—	—
Transition Services Agreement(4)	9.6	9.6	—	—	—
Total	$2,905.2	$258.8	$362.4	$1,704.2	$579.8

(1)
This amount does not reflect our intention to repay up to approximately $649.5 million of debt under our Term Loan Facility (assuming no holder of Churchill’s public shares exercises redemption rights as described in this proxy statement/prospectus) upon the consummation of the Transactions from the anticipated increase in available cash of approximately $710 million. This amount also includes interest, which for the floating rate portion of our debt has been calculated based on the applicable base rates (i.e., LIBOR) in effect as of December 31, 2018.

(2)
Our operating lease obligations include future minimum lease payments under all our non-cancellable operating leases with an initial term in excess of one year. We adopted the new accounting standard for leases, ASC 842, on January 1, 2019, under which operating leases are to be recorded as balance sheet liabilities, with a corresponding right of use asset. See Note 3 to our audited consolidated financial statements included elsewhere in this proxy statement/prospectus.

(3)
Includes purchase obligations, primarily for cloud computing services and software licenses, pursuant to agreements to purchase goods and services that are enforceable, legally binding, and specify significant terms, including fixed or minimum quantities to be purchased, fixed minimum or variable pricing provisions, and the approximate timing of the transactions. Purchase orders made in the ordinary course of business are excluded from the above table. Any amounts for which we are liable are reflected in our Consolidated Balance Sheets as Accounts payable or Accrued expenses.

(4)
The Transition Services Agreement will expire according to its terms in September 2019. See “— Factors Affecting the Comparability of Our Results of Operations — 2016 Transaction and Transition to Operations as a Standalone Business.”

The Company expects to enter into the Tax Receivable Agreement prior to the consummation of the Mergers. We preliminarily estimate the fair value of the Company’s Tax Receivable Agreement liability at approximately $225.6 million, based on an estimated gross value of Covered Tax Assets (as defined in the Tax Receivable Agreement) of  $565.1 million. Under the Tax Receivable Agreement, the aggregate reduction in income taxes payable will be computed by comparing the actual tax liability of Camelot Holdings (Jersey) Limited and its subsidiaries with the estimated tax liability of applicable entities had such entities not been able to utilize the Covered Tax Assets, taking into account several assumptions including, for example, that the relevant entities will pay U.S. state and local taxes at a rate of 7%, the tax assets existing at the time of the Company’s entry into the Tax Receivable Agreement are deemed to be utilized and give rise to a tax savings before certain other tax benefits, and certain asset or equity transfers by certain of the Company’s subsidiaries will be treated under the Tax Receivable Agreement as giving rise to tax benefits associated with the Covered Tax Assets implicated by such asset or equity transfers. Payments under the Tax Receivable Agreement will generally be made annually in cash, and the amounts payable will be subject to interest from the due date (without extensions) of the applicable tax filing that reflects a covered savings until the payment under the Tax Receivable Agreement is made. Tax Receivable Agreement payments are expected to commence in 2021 (with respect to taxable periods ending in 2019) and will be subject to deferral, at the Company’s election, for payment amounts in excess of  $30 million for payments to be made in 2021 and 2022, but will not be subject to deferral thereafter. Amounts deferred under the preceding sentence will accrue interest until paid in accordance with the terms of the Tax Receivable Agreement. The Tax Receivable Agreement is subject to certain events of default that may give rise to an acceleration of the Company’s obligations under the Tax Receivable Agreement. The amount and timing of Tax Receivable Agreement payments, however, may vary based on a number of factors, including the amount, character and timing of our subsidiaries’ taxable income in the future, and any successful challenges to our tax positions. Consequently, we are unable to reliably estimate the timing or amount of payments expected to be made under the Tax Receivable Agreement. See “— Risk Factors — In certain cases, payments made by the Company under the Tax Receivable Agreement may be accelerated and/or significantly exceed the actual benefits realized in respect of the Covered Tax Assets.”
The Tax Receivable Agreement may, subject to certain conditions and deferral rights of the TRA Party Representative, be terminated by us at any time. Upon any termination, our obligations under the Tax Receivable Agreement would be accelerated. An acceleration of our obligations under the Tax Receivable Agreement will generally result in us being required to make a payment to each applicable TRA Party equal to the present value of future Tax Receivable Agreement payments that we would be obligated to make, calculated using certain assumptions. The Tax Receivable Agreement will remain in effect until all such Covered Tax Assets have been used or expired, unless the agreement is terminated early.
In addition, in connection with the Transactions, Onex Partners Advisors LP, an affiliate of Onex, will receive a fee of  $5.4 million and Baring Private Equity Asia Group Limited, an affiliate of Baring, will receive a fee of  $2.1 million. See “Certain Relationships and Related Person Transactions — Company Related Person Transactions — Consulting Services Agreements.”
Certain Non-GAAP Measures
We include non-GAAP measures in this proxy statement/prospectus, including Adjusted Revenues and Standalone Adjusted EBITDA, because they are a basis upon which our management assesses our performance and we believe they reflect the underlying trends and indicators of our business. Standalone Adjusted EBITDA, along with the quantitative and qualitative information, may also be utilized by management and our compensation committee as an input for determining incentive payments to employees. Standalone Adjusted EBITDA is identical to Consolidated EBITDA and EBITDA (as such terms are defined under our Credit Agreement and the indenture governing our Notes, respectively), a key measure used in the covenants under our Credit Facilities and the Notes, with which we must comply to avoid default or to make certain dividend and other payments, investments or be able to incur additional debt. Although we believe these measures are useful for investors for the same reasons, we recommend users of the financial statements to note these measures are not a substitute for U.S. GAAP financial measures or disclosures. We provide reconciliations of these non-GAAP measures to the corresponding most closely related U.S. GAAP measure.
Adjusted Revenues
We present Adjusted Revenues, which excludes the impact of the deferred revenues purchase accounting adjustment (recorded in connection with the 2016 Transaction) and the revenues from the IPM Product Line prior to its divestiture, because we believe it is useful to readers to better understand the underlying trends in our operations.
Our presentation of Adjusted Revenues is presented for informational purposes only and is not necessarily indicative of our future results. You should compensate for these limitations by relying primarily on our U.S. GAAP results and only using Adjusted Revenues for supplementary analysis.
The following table presents our calculation of Adjusted Revenues for the years ended December 31, 2018 and 2017 and a reconciliation of this measure to our Revenues, net for the same periods:
	Years Ended December 31,		Variance
(in millions, except percentages)	2018	2017	$	%
Revenues, net	$968.5	$917.6	$50.9	6%
Deferred revenues purchase accounting adjustment	3.2	49.7	(46.5)	(94)%
Revenues attributable to IPM Product Line	(20.5)	(31.9)	11.4	(36)%
Adjusted Revenues	$951.2	$935.4	$15.8	2%

Standalone Adjusted EBITDA
We believe Standalone Adjusted EBITDA is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate our competitors and to measure the ability of companies to service their debt. Our definition of and method of calculating Standalone Adjusted EBITDA may vary from the definitions and methods used by other companies, which may limit their usefulness as comparative measures. We calculate Adjusted EBITDA by using net (loss) income before provision for income taxes, depreciation and amortization and interest income and expense adjusted to exclude acquisition or disposal-related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from the IPM Product Line which was divested in October 2018), losses on extinguishment of debt, stock-based compensation, unrealized foreign currency gains/(losses), Transition Services Agreement costs, separation and integration costs, transformational and restructuring expenses, acquisition-related adjustments to deferred revenues, non-cash income/(loss) on equity and cost method investments, non-operating income or expense, the impact of certain non-cash and other items that are included in net income for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period. Standalone Adjusted EBITDA is calculated by using Adjusted EBITDA and further adjusting it for the difference between annualized run-rate savings and savings realized during that same fiscal year as well as the difference in the Company’s actual standalone costs incurred relative to the steady state standalone cost estimate that the Company expects to achieve after completion of the Transition and optimization of the standalone functions by 2021. We also monitor Standalone Adjusted EBITDA because the Credit Agreement governing our Credit Facilities (as defined below) contains certain covenants (including a maintenance covenant based on leverage and covenants governing debt incurrence based on coverage of fixed charges), which utilize a measure substantially identical to Standalone Adjusted EBITDA.
Our presentation of Adjusted EBITDA and Standalone Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that our projections and estimates will be realized in their entirety or at all. In addition, because of these limitations, except to the extent of its impact under the Credit Agreement, Standalone Adjusted EBITDA should not be considered as a measure of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations. You should compensate for these limitations by relying primarily on our U.S. GAAP results and only use Adjusted EBITDA and Standalone Adjusted EBITDA for supplementary analysis.
The following table presents our calculation of Standalone Adjusted EBITDA for the years ended December 31, 2018 and 2017 and reconciles these measures to our Net loss for the same periods:
	Years Ended December 31,
(in millions)	2018	2017
Net loss	$(242.2)	$(263.9)
(Benefit) provision for income taxes	5.7	(21.3)
Depreciation and amortization	237.2	228.5
Interest, net	130.8	138.2
Transition Services Agreement costs(1)	55.8	89.9
Transition, transformation and integration expense(2)	69.2	86.8
Deferred revenues adjustment(3)	3.2	49.7
Transaction related costs(4)	2.5	2.2
Share-based compensation expense	13.7	17.7
Gain on sale of IPM Product Line	(36.1)	—
Tax indemnity asset(5)	33.8	—
IPM adjusted operating margin(6)	(5.9)	(6.8)
Other(7)	5.1	(1.3)
Adjusted EBITDA	272.8	319.7
Cost savings(8)	12.7	9.7
Excess standalone costs(9)	25.4	(24.6)
Standalone Adjusted EBITDA	$310.9	$304.8

(1)
Includes accruals for payments to Thomson Reuters under the Transition Services Agreement. These costs are expected to decrease substantially in 2019, as we are in the final stages of implementing our standalone company infrastructure.

(2)
Includes costs incurred in connection with and after the 2016 Transaction relating to the implementation of our standalone company infrastructure and related cost-savings initiatives. These costs include mainly transition consulting, technology infrastructure, personnel and severance expenses relating to our standalone company infrastructure, which are recorded in Transition, integration, and other line-item of our income statement, as well as expenses related to the restructuring and transformation of our business following the 2016 Transaction, mainly related to the integration of separate business units into one functional organization and enhancements in our technology.

(3)
Reflects deferred revenues fair value accounting adjustment arising from purchase price allocation in connection with the 2016 Transaction. See “— Factors Affecting the Comparability of Our Results of Operations — 2016 Transaction and Transition to Operations as a Standalone Business — Purchase Accounting Impact of the 2016 Transaction.”

(4)
Includes consulting and accounting costs associated with acquisitions and the sale of the IPM Product Line.

(5)
Reflects the write down of a tax indemnity asset.

(6)
Reflects the IPM Product Line’s operating margin, excluding amortization and depreciation, prior to its divestiture in October 2018.

(7)
Includes primarily the net impact of foreign exchange gains and losses related to the re-measurement of balances and other one-time adjustments.

(8)
Reflects the estimated annualized run-rate cost savings, net of actual cost savings realized, related to restructuring and other cost savings initiatives undertaken during the period (exclusive of any reductions in our estimated standalone operating costs).

(9)
Reflects the difference between our actual standalone company infrastructure costs (including the additional costs associated with the migration of our technology systems to Amazon Web Services or our own systems), and our estimated steady state standalone operating costs, which were as follows:

	Years Ended December 31,
(in millions)	2018	2017
Actual standalone company infrastructure costs	153.6	97.1
Steady state standalone cost estimate	(128.2)	(121.7)
Excess standalone costs	25.4	(24.6)

Critical Accounting Policies, Estimates and Assumptions
The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes included elsewhere in this report. On an ongoing basis, we evaluate estimates, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. We consider the following accounting policies to be critical to understanding our financial statements because the application of these policies requires significant judgment on the part of management, which could have a material impact on our financial statements if actual performance should differ from historical experience or if our assumptions were to change. The following accounting policies include estimates that require management’s subjective or complex judgments about the effects of matters that are inherently uncertain. For information on our significant accounting policies, including the policies discussed below, see Note 2 to our audited consolidated financial statements included elsewhere in this proxy statement/prospectus.
Revenues Recognition
We derive revenues from contracts with customers by selling information on a subscription and single transaction basis as well as performing professional services. Our subscription contract agreements contain standard terms and conditions, and most contracts include a one-year subscription, although we may provide a multi-year subscription in certain instances. In some cases, contracts provide for variable consideration that is contingent upon the occurrence of uncertain future events, such as retroactive discounts provided to the customers, indexed or volume based discounts, and revenues between contract expiration and renewal. We estimate the amount of the variable consideration at the expected value or at the most likely amount depending on the type of consideration. Estimated amounts are included in the transaction price to the extent it is probable that a significant reversal of cumulative revenues recognized will not occur when the uncertainty associated with the variable consideration is resolved. The estimate of variable consideration and determination of whether to include estimated amounts in the transaction price are based largely on an assessment of its anticipated performance and all information (historical, current and forecasted) that is reasonably available to us.
Most of our revenues are derived from subscription contract arrangements, which may contain multiple performance obligations. For these arrangements, the transaction price is allocated to the identified performance obligations based on their relative standalone selling prices. We utilize standard price lists, together with consideration of market conditions, customer demographics, and geographic location, to determine the standalone selling price for most of our products and services, however certain products may not have a standalone selling price that is directly observable, which requires judgement.
See Note 3 to our consolidated financial statements included elsewhere in this proxy statement/prospectus for further discussion.
Accounts Receivable
Accounts receivable are recorded at the amount invoiced to customers and do not bear interest. We maintain an allowance for doubtful accounts for losses resulting from the inability of specific customers to meet their financial obligations, representing our best estimate of probable credit losses in existing trade accounts receivable. A specific reserve for doubtful receivables is recorded against the amount due from these customers. For all other customers, we recognize reserves for doubtful receivables by evaluating factors such as the length of time receivables are past due, historical collection experience, and the economic and competitive environment. If any of these estimates change or actual results differ from expected results, then an adjustment is recorded in the period in which the amounts become reasonably estimable.
Business Combinations
In a business combination, substantially all identifiable assets, liabilities and contingent liabilities acquired are accounted for using the acquisition method at the acquisition date and are recorded at their respective fair values. One of the most significant estimates relates to the determination of the fair value of these assets and liabilities. The determination of the fair values is based on estimates and judgments made by management. Our estimates of fair value are based upon assumptions we believe to be reasonable, but which are inherently uncertain and unpredictable. Measurement period adjustments are reflected at the time identified, up through the conclusion of the measurement period, which is the time at which all information for determination of the values of assets acquired and liabilities assumed is received, and is not to exceed one year from the acquisition date.
Goodwill is measured at the acquisition date as the fair value of the consideration transferred (including, if applicable, the fair value of any previously held equity interest and any non-controlling interests) less the net recognized amount (which is generally the fair value) of the identifiable assets acquired and liabilities assumed.
When a business combination involves contingent consideration, we record a liability for the estimated cost of such contingencies when expenditures are probable and reasonably estimable. A significant amount of judgement is required to estimate and quantify the potential liability in these matters. We engage outside experts as deemed necessary or appropriate to assist in the calculation of the liability, however management is responsible for evaluating the estimate. We reassess the estimated fair value of the contingent consideration each financial reporting period over the term of the arrangement. Any resulting changes identified subsequent to the measurement period are recognized in earnings and could have a material effect on our results of operations.
Other Identifiable Intangible Assets
Other identifiable intangible assets are recorded at fair value upon acquisition and are subsequently carried at cost less accumulated amortization or accumulated impairment for indefinite-lived intangible assets. Where applicable, other identifiable intangible assets are amortized over their estimated useful lives as follows:
Customer relationships	2 – 14 years
Databases and content	13 – 20 years
Other	N/A
Trade names	Indefinite
The carrying values of other identifiable intangible assets are reviewed for impairment whenever circumstances indicate that their carrying amounts may not be recoverable. The carrying values of indefinite-lived intangible assets are reviewed for impairment annually, or more frequently when circumstances indicate that impairment may have occurred. The test for impairment compares the carrying amounts to the fair value based on current revenues projections of the related operations, under the relief from royalty method. Any excess of the carrying value over the amount of fair value is recognized as an impairment. Any such impairment would be recognized in full in the reporting period in which it has been identified and could have a material adverse effect on our financial condition or results of operations.
Goodwill
We test goodwill annually for impairment in the fourth quarter, or more frequently when circumstances indicate that impairment may have occurred. Goodwill represents the purchase price in excess of the fair value of the net assets acquired in a business combination. If the carrying value of a reporting unit exceeds the implied fair value of that reporting unit, an impairment charge to goodwill is recognized for the excess.

Our reporting units are one level below the operating segment, as determined in accordance with ASC 350, Intangibles — Goodwill and Other. For the years ended December 31, 2017 and 2018, we identified one reporting unit and five reporting units respectively. The number of reporting units increased during 2018 as a result of the progression from our reliance on transitional services provided by Thomson Reuters, in becoming a standalone entity. This progression led to a change in our reporting structure, revealing five reporting units, over which we performed a reallocation of the implied fair value.
We completed our most recent annual goodwill impairment testing during the fourth quarter of 2018. As a part of our assessment of each reporting unit’s estimated fair value and likelihood of impairment, we include both a quantitative and qualitative evaluation. The impairment test for goodwill consists of a two-step approach at the reporting unit level. In the first step, we assess various qualitative factors to determine whether the fair value of a reporting unit may be less than its carrying amount. If a determination is made that, based on the qualitative factors, an impairment does not exist, then we are not required to perform further testing. If the aforementioned qualitative assessment results in concluding that it is more likely than not that the fair value of a reporting unit may be less than its carrying amount, the fair value of the reporting unit will be determined and compared to its carrying value including goodwill. We estimate the fair value of our reporting units using the income approach, which is a change from, the market approach used in the prior year. Under the income approach, we calculate the fair value of a reporting unit based on the present value of estimated cash flows. Cash flow projections are based on our estimates of revenues growth rates and operating margins. The discount rate is based on the weighted average cost of capital adjusted for the relevant risk associated with the characteristics of the business and projected cash flows.
Based on the results of the annual impairment test as of October 1, 2018, the fair values of our reporting units exceeded the individual reporting unit’s carrying value, and goodwill was not impaired.
Although no reporting units failed the assessments noted above, the fair value of the Derwent reporting unit exceeded the carrying value by 2%. The estimated fair value for the other reporting units substantially exceeded their respective carrying values. The current goodwill impairment analysis incorporates our expectations for moderate sales growth and the overall outlook for the Derwent Product Line was consistent with our long-term projections. We used the same discount rate across all of our reporting units for the income approach. We believe that the reason for the low clearance of the annual impairment test is linked to our transition to a standalone entity and the subsequent reassessment of the reporting units during 2018. Upon the reassessment we determined that the Derwent reporting unit contained a disproportionately higher intangible asset balance, which led to a higher carrying amount relative to the other reporting units.
Based on the results of the 2018 annual impairment analysis performed, we have determined that the Derwent reporting unit is at risk of a future goodwill impairment if there are declines in our future cash flow projections or if we are unsuccessful in implementing our revenues growth plans. Additionally, the fair value may be adversely affected by other market factors such as an increase in the discount rate used in the income approach or a decrease in market multiples used in the market approach, or an increase in the carrying value of the reporting unit. Although the current analysis incorporates our expectations for moderate sales growth, there is no guarantee that we will be able to meet our revenues growth plan. The total goodwill associated with this reporting unit was approximately $130.4 million as of December 31, 2018. Based on the latest annual impairment test, the estimated fair value of the Derwent reporting unit is approximately 2% above its carrying value.
Share-Based Compensation
Share-based compensation expense includes cost associated with stock options granted to certain members of key management.
The stock option fair value is estimated at the date of grant using the Black-Scholes option pricing model, which requires management to make certain assumptions of future expectations based on historical and current data. The assumptions include the expected term of the stock option, expected volatility, dividend yield, and risk-free interest rate. The expected term represents the amount of time that options granted are expected to be outstanding, based on forecasted exercise behavior. The risk-free rate is based on the rate at grant date of zero-coupon U.S. Treasury Notes with a term comparable to the expected term of the option. Expected volatility is estimated based on the historical volatility of comparable public entities’ stock price from the same industry. Our dividend yield is based on forecasted expected payments, which are expected to be zero for the immediate future. We recognize compensation expense over the vesting period of the award on a straight-line basis.
Derivative Financial Instruments
We may use interest rate swaps to manage risks generally associated with interest rate fluctuations. Our derivative financial instruments are used as risk management tools and not for speculative or trading purposes.
We have interest rate swaps with counterparties to reduce our exposure to variability in cash flows relating to interest payments on a portion of our outstanding Term Loan Facility. We apply hedge accounting and have designated these instruments as cash flow hedges of the risk associated with floating interest rates on designated future quarterly interest payments. Management assumes the hedge is highly effective and therefore changes in the value of the hedging instrument are recorded in accumulated other comprehensive income (loss) in the consolidated balance sheets. Any ineffectiveness is recorded in earnings. Amounts in accumulated other comprehensive income (loss) are reclassified into earnings in the same period during which the hedged transactions affect earnings, or upon termination of the hedging relationship
Fair Value of Financial Instruments
We disclose and recognize the fair value of our assets and liabilities using a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.
The following valuation techniques are used to measure fair value for assets and liabilities:
Level 1 —
Quoted market prices in active markets for identical assets or liabilities;

Level 2 —
Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs); and

Level 3 —
Unobservable inputs for the asset or liability, which are valued based on management’s estimates of assumptions that market participants would use in pricing the asset or liability.

Movements in the fair value of financial instruments could have a material effect on the financial condition or results of operations.
Taxation
Certain items of income and expense are not recognized in our financial statements and income tax returns in the same year, which creates timing differences. These timing differences result in (1) deferred income tax liabilities that create an increase in future income taxes, and (2) deferred income tax assets that create a reduction in future income taxes. Recognition of deferred tax assets is based on management’s belief that it is more likely than not that the income tax benefit associated with certain temporary differences, income tax credits, capital loss carryforwards, and income tax operating loss, would be realized. We record a valuation allowance to reduce the deferred tax assets to equal an amount that is more likely than not to be realized. The amount of the valuation allowance is based on the assessment of future taxable income by tax jurisdiction and tax planning strategies. If the estimate of future taxable income or tax strategies changes at any time, we would record an adjustment to the valuation allowance. Such an adjustment could have a material effect on our financial condition or results of operations.

Changes in tax laws and tax rates could also affect recorded deferred tax assets and liabilities in the future. The calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations in a multitude of jurisdictions across our global operations. ASC Topic 740, Income Taxes, states that a benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits. We first record unrecognized tax benefits as liabilities in accordance with ASC 740 and then adjust these liabilities when changes are identified, as a result of the evaluation of new information not previously available at the time of establishing the liability. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available and could have a material effect on the financial condition or results of operations.
Interest accrued related to unrecognized tax benefits and income tax related penalties are included in the provision for income taxes.
Deferred tax is provided on taxable temporary differences arising on investments in non-U.S. subsidiaries and equity method investees, except where we intend, and are able, to reinvest such amounts on a permanent basis.
Pension and Other Post-Retirement Benefits
We provide retirement benefits to certain employees, including defined benefit pension plans. The determination of benefit obligations and expense is based on actuarial models. In order to measure benefit costs and obligations using these models, critical assumptions are made with regard to the discount rate, expected return on assets, and the assumed rate of compensation increases. Other assumptions involve demographic factors such as turnover, retirement, and mortality rates. Changes in material assumptions could materially affect the amounts, particularly the long-term rate of return on plan assets and the rate used to discount the projected benefit obligation. Management reviews these assumptions periodically and updates them when its experience deems it appropriate to do so.
The discount rate is determined annually by management. For most international markets, the discount rate is based on the results of a modeling process in which the plans’ expected cash flows (based on the plans’ duration as of December 31, 2018 market conditions) is matched with the spot rate from a current yield curve of an index of high quality (Standard Poor’s AA and above) corporate bonds to develop the present value of the expected cash flow, and then determine the discount rate. In India specifically, the discount rate is set based on the yields of the Indian Government bonds, appropriate to the duration of the plan liabilities. As a sensitivity measure, a 100-basis point increase in the discount rate for all of our plans, absent any other changes in assumptions, would result in a $1.6 million decrease in the projected benefit obligation as of December 31, 2018. A 100-basis point decrease in the discount rate would result in a $1.9 million increase in the projected benefit obligation as of December 31, 2018.
We sponsor only one specific plan, the Belgium plan, that has a plan asset. The plan asset has a rate of return guaranteed by the insurance company.
In selecting an expected return on our plan assets, we consider obtaining a rate that is consistent with the level of risk taken, and to target performance rates that meet the standard required by local regulations for our defined benefit plan. The actual return on plan assets will vary from year to year versus this assumption. We believe it is appropriate to use long-term expected forecasts in selecting the expected return on assets. As such, there can be no assurance that our actual return on plan assets will approximate the long-term expected forecasts. Our current strategy is to invest primarily in 100% insurance contracts, that do not have target asset allocation ranges, and a guarantee that the plan asset will always provide a minimum rate of return.
Recently Issued and Adopted Accounting Pronouncements
For recently issued and adopted accounting pronouncements, see Note 3 to our audited consolidated financial statements included elsewhere in this proxy statement/prospectus.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
Market risk is the risk that changes in market prices, such as foreign currency exchange rates and interest rates, will affect our cash flows or the fair value of our holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters.
Foreign Currency Exchange Rate Risk
We are exposed to foreign currency exchange risk related to our transactions and our subsidiaries’ balances that are denominated in currencies other than the U.S. dollar, our functional currency. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Factors Affecting the Comparability of Our Results of Operations  — Effect of Currency Fluctuations” for more information about our foreign currency exchange rate exposure. In accordance with our treasury policy, we seek to naturally hedge our foreign exchange transaction exposure by matching the transaction currencies for our cash inflows and outflows. For example, where commercially feasible, we seek to borrow in the same currencies in which cash flows from operations are generated. In the past, we have used derivatives to hedge foreign currency exchange risk arising from receipts and payments denominated in foreign currencies on a limited basis, primarily in our IPM Product Line, which we divested in October 2018. We do not currently hedge our foreign exchange transaction or translation exposure, but may consider doing so in the future.
Revenues denominated in currencies other than U.S. dollars amounted to $204.5 million, or approximately 21%, of our total revenues for the year ended December 31, 2018. A significant majority of this amount was denominated in euro, British pounds and Japanese yen. A 5% increase or decrease in the value of the euro, British pound and Japanese yen relative to the U.S. dollar would have caused our revenues for the year ended December 31, 2018 to increase or decrease by $9.2 million.
Interest Rate Risk
Our interest rate risk arises from our long-term borrowings at floating interest rates. Borrowings under our Credit Facilities are subject to floating base interest rates, plus a margin. As of December 31, 2018, we had $1,525.0 million of floating rate debt outstanding under the Credit Facilities, consisting of borrowings under the Revolving and Term Loan Facilities for which the base rate was one-month LIBOR (subject, with respect to the Term Loan Facility only, to a floor of 1.00%), which stood at 2.80% at December 31, 2018. Of this amount, we hedged $350.0 million of our principal amount of our floating rate debt under hedges that we deemed effective as of December 31, 2018. As a result, $1,175.0 million of our outstanding long-term debt effectively bore interest at floating rates. A 100 basis point increase or decrease in the applicable base interest rate under the Credit Facilities would have an annual impact of  $13.7 million on our cash interest expense for the year ended December 31, 2018. For additional information on our outstanding debt and related hedging, see Notes 9 and 12 to our audited consolidated financial statements included elsewhere in this proxy statement/prospectus.
It is not clear what impact, if any, the United Kingdom’s anticipated withdrawal from the EU on March 29, 2019 will have on the interest rate on our indebtedness and related derivative instruments. However, there is a risk that if there is no deal, or the deal is detrimental to the United Kingdom, LIBOR could become an unauthorized “third country” benchmark, and neither EU banks, nor their counter parties will be able to reference it. Actions from the ICE Benchmark Administration (the “IBA”), the LIBOR administrator, are currently in process to minimize market disruption in case of a “hard Brexit.” This includes action that the IBA intends to take to ensure that LIBOR can continue to be used, post-Brexit.
In addition, in July 2017 the U.K. Financial Conduct Authority announced its intention to phase out LIBOR rates by the end of 2021. It is not possible to predict the effect of any changes in the methods by which the LIBOR is determined, or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. Such developments may cause LIBOR to perform differently than in the past, including sudden or prolonged increases or decreases in LIBOR, or cease to exist, resulting in the application of a successor base rate under our Credit Facilities, which in turn could have unpredictable effects on our interest payment obligations under our Credit Facilities.

Credit Risk
We are not currently exposed to market instruments, except for the effective interest rate hedges discussed above. We are, however, exposed to credit risk on our accounts receivable, and we maintain an allowance for potential credit losses. As of December 31, 2018, no single customer accounted for more than 1% of our consolidated revenues. Further, given our subscription based revenues model, where a significant portion of customer obligations are payable to us upfront, and our credit control procedures, we believe that our exposure to customer credit risk is currently limited.

BENEFICIAL OWNERSHIP OF SECURITIES
Security Ownership of Certain Beneficial Owners and Management of Churchill and Clarivate
The following table sets forth information regarding the beneficial ownership of Churchill common stock and Clarivate ordinary shares as of the record date and immediately following consummation of the Transactions by:
•
each person known by Churchill to be the beneficial owner of more than 5% of Churchill’s outstanding shares of common stock either on the record date or after the consummation of the Transactions;

•
each of Churchill’s current executive officers and directors;

•
all of Churchill’s current executive officers and directors as a group;

•
each person known by Clarivate to be the beneficial owner of more than 5% of Clarivate’s outstanding ordinary shares either on the record date or after the consummation of the Transactions;

•
each of Clarivate’s current executive officers and directors;

•
each person who will become an executive officer or a director of Clarivate upon consummation of the business combination; and

•
all of Clarivate’s executive officers and directors as a group.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Churchill or its securities, the sponsor, the founders, Garden State, the Company or the Company Owners and/or their respective affiliates may purchase Churchill shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire shares of Churchill’s common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the public shares outstanding vote in favor of the business combination and that Churchill will have in excess of the required amount of Available Cash to consummate the business combination under the Merger Agreement, when it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and, with the Company’s consent, the transfer to such investors or holders of Churchill shares or warrants owned by the sponsor, the founders or Garden State for nominal value.
Entering into any such arrangements may have a depressive effect on Churchill common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the special meeting. Also, pursuant to the Sponsor Agreement, Jerre Stead (personally or through his designee — JMJS Group-II, LP) and Michael Klein have agreed to purchase from Churchill an aggregate of 1,500,000 shares of common stock of Churchill immediately prior to the closing of the Transactions for an aggregate purchase price of  $15,000,000. Such purchase may, therefore, be at a price per share that is less than the then-current market price of Churchill’s common stock and could also have a depressive effect on the market price of Churchill’s common stock.
As of the date of this proxy statement/prospectus, no agreements dealing with the above have been entered into by the sponsor, the founders, Garden State, the Company, the Company Owners or any of their respective affiliates. Churchill will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the business combination proposal and charter amendments proposal or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

Name of Beneficial Owner	Pre-Transactions(2)		Post-Transactions(3)
	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Churchill Directors and Executive Officers Pre-Transactions:(1)
Michael Klein(4)	17,250,000(6)	20.0%	—	—
Jerre Stead(4)(5)	—	—	—	—
Balakrishnan S. Iyer(5)	—	—	—	—
Karen G. Mills(5)	—	—	—	—
Malcolm S. McDermid	—	—	—	—
Martin S. Broughton(5)	—	—	—	—
Peter M. Phelan	—	—	—	—
Sheryl von Blucher(5)	—	—	—	—
All directors and executive officers prior to the Transactions as a group (eight individuals)	17,250,000	20.0%	—	—
Churchill Five Percent Holders:
Churchill Sponsor LLC(4)	17,250,000(6)	20.0%	—	—
FMR LLC(7)	8,620,300	10.0%	—	—
Magnetar Financial LLC(8)	5,500,000	6.4%	—	—
Luxor Capital Group(9)	3,844,003	4.5%(10)	—	—
Brahman Capital Corp.(11)	3,632,210	4.2%(12)	—	—
Clarivate Directors and Executive Officers Post-Transactions:(13)
Michael Klein(4)	—	—	17,250,000	5.7%
Jerre Stead(4)(5)	—	—	—	—
Jay Nadler(14)	—	—	3,799,682	1.2%
Richard Hanks(15)	—	—	*	*
Stephen Hartman(16)	—	—	*	*
Anthony Munk(17)	—	—	—	—
Balakrishnan S. Iyer(5)	—	—	—	—
Charles E. Moran	—	—	—	—
Charles J. Neral(18)	—	—	*	*
Karen G. Mills(5)	—	—	—	—
Kosty Gilis(19)	—	—	—	—
Martin Broughton(5)	—	—	—	—
Matthew Scattarella	—	—	—	—
Nicholas Macksey	—	—	—	—
Amir Motamedi(20)	—	—	—	—
Sheryl von Blucher(5)	—	—	—	—
All directors and executive officers post-Transactions as a group (16 individuals)	—	—	21,813,601	7.2%
Clarivate Five Percent Holders:
Onex(21)	—	—	155,532,391	51.2%
Baring(22)	—	—	60,484,819	19.9%
Churchill Sponsor(4)	—	—	17,250,000(23)	5.7%

*
Less than one percent.

(1)
Unless otherwise indicated, the business address of each of the individuals is c/o Churchill Capital Corp, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

(2)
The pre-Transactions percentage of beneficial ownership of Churchill in the table above is calculated based on 86,250,000 shares of common stock outstanding as of the record date. The amount of beneficial ownership does not reflect the shares of common stock issuable as a result of Churchill’s warrants as such warrants may not be exercisable within 60 days. Unless otherwise indicated, Churchill believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them prior to the Transactions.

(3)
The post- Transactions percentage of beneficial ownership of Clarivate is calculated based on 303,750,000 ordinary shares outstanding. Such amount assumes that no public stockholders properly elect to redeem their Churchill shares for cash. The amount of beneficial ownership for each individual or entity post-business combination includes ordinary shares issuable as a result of Clarivate’s warrants as such warrants will become exercisable upon consummation of the business combination.

(4)
Michael Klein is the sole stockholder of M. Klein Associates, Inc., which is the managing member of Churchill Sponsor LLC (the sponsor). The shares beneficially owned by Churchill Sponsor LLC may also be deemed to be beneficially owned by Mr. Klein. The shares do not include any of the 1,500,000 shares that Mr. Klein and Mr. Stead (personally or through his designee — JMJS, LP) have agreed to purchase from Churchill pursuant to the Sponsor Agreement.

(5)
Jerre Stead, Sheryl von Blucher, Balakrishnan S. Iyer, Karen G. Mills and Martin Broughton each have an economic interest in shares of Churchill’s common stock through his or her ownership of a membership interest in the sponsor, but does not beneficially own any of Churchill’s common stock. The economic interest of these individuals in the founder shares and private placement warrants held by the sponsor are as shown below:

	Founder Shares	Private Placement Warrants
Jerre Stead	3,540,963	6,965,000
Sheryl von Blucher	3,282,684	274,000
Balakrishnan S. Iyer	258,279	274,000
Karen G. Mills	258,279	274,000
Martin Broughton	258,279	274,000
(6)
Interests shown consist solely of shares of Class B common stock which are referred to herein as founder shares. Such shares will automatically convert into shares of Class A common stock at the time of Churchill’s initial business combination on a one-for-one basis, subject to adjustment, as described herein.

(7)
Based solely upon the Schedule 13G filed by FMR LLC with the SEC on March 11, 2019. Beneficial ownership of these shares is shared with Abigail P. Johnson.

(8)
Based solely upon the Schedule 13G filed by Magnetar Financial LLC with the SEC on February 14, 2019. Beneficial ownership of these shares is shared with Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz.

(9)
Based solely upon the Schedule 13G filed by Luxor Capital Partners, LP with the SEC on March 25, 2019. Beneficial ownership of these shares is shared with Luxor Management and Christian Leone.

(10)
Assumes conversion of all Class B common stock into Class A common stock. Represents 5.6% of Class A common stock outstanding prior to conversion of Class B common stock.

(11)
Based solely upon the Schedule 13G filed by Brahmin Capital Corp. with the SEC on February 14, 2019. Beneficial ownership of these shares is shared with Robert J. Sobel and Mitchell A. Kuflik.

(12)
Assumes conversion of all Class B common stock into Class A common stock. Represents 5.3% of Class A common stock outstanding prior to conversion of Class B common stock.

(13)
Unless otherwise indicated, the business address of each of the individuals is c/o Clarivate Analytics Plc, 4th Floor, St. Paul’s Gate, 22-24 New Street, St. Helier, Jersey JE1 4TR.

(14)
Includes 462,422 ordinary shares and 3,337,260 ordinary shares issuable upon the exercise of options exercisable as of or within 60 days of March 29, 2019.

(15)
Includes 23,781 ordinary shares and 432,298 ordinary shares issuable upon the exercise of options exercisable as of or within 60 days of March 29, 2019.

(16)
Includes 132,120 ordinary shares and 149,296 ordinary shares issuable upon the exercise of options exercisable as of or within 60 days of March 29, 2019.

(17)
Does not include shares of common stock held by funds managed by an affiliate of Onex Corporation. Mr. Munk will be a director of Clarivate after the consummation of the Transactions. Mr. Munk is a managing director of Onex Corporation. Mr. Munk does not have voting or investment power with respect to the shares held by such funds.

(18)
Includes 26,424 ordinary shares.

(19)
Does not include shares of common stock held by funds managed by an affiliate of Onex Corporation. Mr. Gilis is a director of Clarivate. Mr. Gilis is a managing director of Onex Corporation. Mr. Gilis does not have voting or investment power with respect to the shares held by such funds.

(20)
Does not include shares of common stock held by funds managed by an affiliate of Onex Corporation. Mr. Motamedi will be a director of Clarivate after the consummation of the Transactions. Mr. Motamedi is a managing director of Onex Corporation. Mr. Motamedi does not have voting or investment power with respect to the shares held by such funds.

(21)
Includes: (i) 57,612,013 ordinary shares held by Onex Partners IV LP, (ii) 2,848,163 ordinary shares held by Onex Partners IV PV LP, (iii) 398,815 ordinary shares held by Onex Partners IV Select LP, (iv) 1,647,640 ordinary shares held by Onex Partners IV GP LP, (v) 2,122,880 ordinary shares held by Onex US Principals LP, (vi) 53,785,732 ordinary shares held by Onex Partners Holdings Limited S.à r.l., (vii) 3,405,119 ordinary shares held by Onex Advisor Subco LLC and (viii) 33,712,029 ordinary shares held by Onex Camelot Co-Invest LP. Onex Corporation, a corporation whose subordinated voting shares are traded on the Toronto Stock Exchange, and/or Mr. Gerald W. Schwartz, may be deemed to beneficially own the common stock held by (a) Onex Partners IV LP, through Onex Corporation’s ownership of all of the equity of Onex Partners Canadian GP Inc., which owns all of the equity of Onex Partners IV GP Limited, the general partner of Onex Partners IV GP LP, the general partner of Onex Partners IV LP, (b) Onex Partners IV PV LP, through Onex Corporation’s ownership of all of the equity of Onex Partners Canadian GP Inc., which owns all of the equity of Onex Partners IV GP Limited, the general partner of Onex Partners IV GP LP, the general partner of Onex Partners IV PV LP, (c) Onex Partners IV Select LP, through Onex Corporation’s ownership of all of the equity of Onex Partners Canadian GP Inc., which owns all of the equity of Onex Partners IV GP LLC, the general partner of Onex Partners IV Select LP, (d) Onex Partners IV GP LP, through Onex Corporation’s ownership of all of the equity of Onex Partners Canadian GP Inc., which owns all of the equity of Onex Partners IV GP Limited, the general partner of Onex Partners IV GP LP, (e) Onex US Principals LP, through Onex Corporation’s ownership of all of the equity of Onex American Holdings II LLC, which owns all of the equity of Onex American Holdings GP LLC, the general partner of Onex US Principals LP, (f) Onex Partners Holdings Limited S.à r.l., through Onex Corporation’s ownership of all of the equity of Onex American Holdings II LLC, which owns all of the equity of Onex American Holdings Subco LLC, which in turn owns all of the equity of Onex Partners Holdings LLC, which in turn owns all of the equity of Onex Partners Holdings Limited S.à r.l., (g) Onex Advisor Subco LLC, through Gerald W. Schwartz’s indirect control of 1597257 Ontario Inc., which owns all of the voting equity of New PCo II Investments Ltd., which owns all of the equity interest of Onex Advisor Subco LLC and (h) Onex Camelot Co-Invest LP, through Onex Corporation’s ownership of all of the equity of Onex Partners Canadian GP Inc., which owns all of the equity of Onex Partners IV GP Limited, the general partner of Onex Partners IV GP LP, the general partner of Onex Camelot Co-Invest LP. Mr. Gerald W. Schwartz, the Chairman, President and Chief Executive Officer of Onex Corporation, indirectly owns shares representing a majority of the voting rights of the shares of Onex Corporation, and as such may be deemed to beneficially own all of the common stock beneficially owned by Onex Corporation. Mr. Schwartz disclaims such beneficial ownership. The address for Onex Corporation and Mr. Schwartz is 161 Bay Street, Toronto, ON M5J 2S1 Canada.
(22)
The Baring Asia Private Equity Fund VI, L.P.1 (“Fund VI1”) and The Baring Asia Private Equity Fund VI, L.P.2 (“FundVI2”) and certain affiliates indirectly hold approximately 60,484,819 ordinary shares. The general partner of Fund VI1 and Fund VI2 is Baring Private Equity Asia GP VI, L.P. (“Fund VI GP”). The general partner of Fund VI GP is Baring Private Equity Asia GP VI Limited (“Fund VI Limited”). As the sole shareholder of Fund VI Limited, Jean Eric Salata may be deemed to have voting and dispositive power with respect to the shares beneficially owned by Fund VI and Fund VI2 and their affiliates, but disclaims beneficial ownership of such shares. The address of Fund VI GP, Fund VI Limited, and Jean Eric Salata is c/o Maples Corporate Services Limited, 390 GT Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands.

(23)
Assumes certain third-party investors do not exercise their right to acquire any of the 200,000 founder shares from the sponsor that they have the right to purchase upon the closing of the Transactions.

Churchill’s initial stockholders, including its officers and directors, beneficially own 20% of its issued and outstanding shares of common stock as of the record date. Because of the ownership block held by Churchill’s initial stockholders, such individuals may be able to effectively exercise control over all matters requiring approval by Churchill’s stockholders, including the election of directors and approval of significant corporate transactions other than approval of its initial business combination.
In a private placement conducted simultaneously with the consummation of the Churchill IPO, the founders, through the sponsor, purchased 18,300,000 warrants.
Transfers of Founder Shares and Private Placement Warrants
The founder shares, private placement warrants and any shares of Class A common stock issued upon redemption or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the letter agreement with Churchill entered into by Churchill’s initial stockholders. If the Transactions are not consummated, those lock-up provisions provide that such securities are not transferable or salable (1) in the case of the founder shares, until the earlier of  (A) one year after the completion of Churchill’s initial business combination and (B) subsequent to Churchill’s initial business combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after Churchill’s initial business combination, or (y) the date following the completion of Churchill’s initial business combination on which Churchill completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of Churchill’s public stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property, and (2) in the case of the private placement warrants and the respective Class A common stock underlying such warrants, until 30 days after the completion of Churchill’s initial business combination, except in each case (a) to Churchill’s officers or directors, any affiliates or family members of any of Churchill’s officers or directors, any members of Churchill’s sponsor, or any affiliates of Churchill’s sponsor, (b) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (f) in the event of Churchill’s liquidation prior to its completion of the initial business combination; (g) by virtue of the laws of Delaware or Churchill’s sponsor’s limited liability company agreement, as amended, upon dissolution of Churchill’s sponsor; or (h) in the event of Churchill’s completion of a liquidation, merger, stock exchange, reorganization or other similar transaction which results in all of its public stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property subsequent to Churchill’s completion of its initial business combination; provided, however, that in the case of clauses (a) through (e) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreement. In the event the Transactions are consummated, the Sponsor Agreement sets forth the terms of the lock-up provisions, which are described below.
Sponsor Agreement
In connection with the execution of the Merger Agreement, the sponsor, the founders and Garden State entered into the Sponsor Agreement pursuant to which they have agreed to comply with the provisions of the Merger Agreement applicable to such persons as well as the covenants set forth in the Sponsor Agreement, including voting all shares of common stock of Churchill owned of record by the sponsor and distributable to the founders and Garden State in favor of the Transactions. The Sponsor Agreement provides that the ordinary shares of Clarivate and Clarivate warrants to be issued to such persons in connection with the Mergers will be subject to a three-year lock-up restriction (partially reduced to two years in the event Onex and/or Baring sell any ordinary shares of Clarivate prior to such date). The Sponsor Agreement also provides that the ordinary shares of Clarivate to be issued to the sponsor in connection with the Mergers in respect of founder shares and distributable to Jerre Stead, Michael Klein and Sheryl von Blucher and the Clarivate warrants held by the sponsor and available for distribution to such persons and to Garden State will be subject to certain time and performance-based vesting provisions. See the section entitled “The Business Combination Proposal — Related Agreements — Sponsor Agreement.”
Registration Rights Agreement
The Company Owners, the sponsor, the founders and Garden State will be granted certain registration rights, pursuant to the Registration Rights Agreement which will be entered into at or prior to the closing of the Transactions. See the section entitled “The Business Combination Proposal — Related Agreements — Registration Rights Agreement.”

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Churchill Related Person Transactions
In July 2018, the sponsor purchased an aggregate of 11,500,000 founder shares for an aggregate purchase price of  $25,000, or approximately $0.002 per share. In August 2018, Churchill effected a stock dividend of 0.125 shares of Class B common stock for each outstanding share of Class B common stock, resulting in Churchill’s initial stockholders holding an aggregate of 12,937,500 founder shares. In September 2018, Churchill effected a further stock dividend of one third of a share of Class B common stock for each outstanding share of Class B common stock, resulting in its initial stockholders holding an aggregate of 17,250,000 founder shares. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the outstanding shares of common stock upon completion of Churchill IPO.
The sponsor, and through the sponsor, the founders and Garden State, purchased an aggregate of 18,300,000 private placement warrants for a purchase price of  $1.00 per warrant in a private placement that will occur simultaneously with the closing of Churchill IPO. As such, the sponsor’s interest in the Churchill IPO was valued at $18,300,000, based on the number of private placement warrants purchased. Each private placement warrant entitles the holder thereof to purchase one share of Class A common stock at a price of  $11.50 per share, subject to adjustment as provided herein.
Michael Klein, Jerre Stead, Sheryl von Blucher, Balakrishnan S. Iyer, Karen G. Mills and Martin Broughton, each of whom is a director of the company, and Garden State, each has an indirect economic interest in the founder shares and private placement warrants purchased by the sponsor as a result of his, her or its membership interest in the sponsor.
Churchill entered into an Administrative Services Agreement pursuant to which it pays an affiliate of its sponsor a total of  $31,250 per month for office space, administrative and support services. Upon completion of Churchill’s initial business combination or its liquidation, it will cease paying these monthly fees.
The sponsor, officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on its behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, including up to $500,000 for office space rented outside of New York City and personnel hired solely for activities on Churchill’s behalf. Churchill’s audit committee reviews on a quarterly basis all payments that were made by Churchill to its sponsor, officers, directors or its or any of their respective affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on Churchill’s behalf.
The sponsor loaned Churchill $275,000 under an unsecured promissory note to be used for a portion of the expenses of Churchill IPO. These loans were non-interest bearing, unsecured and were repaid in full out of the proceeds of the Churchill IPO allocated for the payment of offering expenses (other than underwriting commissions) not held in the trust account.
In addition, in order to finance transaction costs in connection with an intended initial business combination, the sponsor, an affiliate of its sponsor or its officers and directors may, but are not obligated to, loan Churchill funds as may be required on terms as to be determined by Churchill and the Company. If Churchill completes its initial business combination, it would repay such loaned amounts out of the proceeds of the trust account released to Churchill. In the event that Churchill’s initial business combination does not close, it may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from Churchill’s trust account would be used for such repayment. None of such loans may be converted into any shares or warrants except that, following any valid termination of the Merger Agreement, up to $1,500,000 of such loans may be redeemed for warrants at a price of   $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to the sponsor. The terms of such loans by the sponsor, an affiliate of its sponsor or its officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the termination of the Merger Agreement, no such loans may be made without the Company’s approval. Churchill does not expect to seek loans from parties other than its sponsor, an affiliate of its sponsor or its officers and directors, if any, as Churchill does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in its trust account.
Churchill has engaged the Klein Group to act as its financial advisor in connection with the Mergers. Pursuant to this engagement, Churchill will pay the Klein Group an advisory fee of  $12.5 million, which shall be earned upon the closing of the Mergers ($7.5 million of such fee to be payable upon the closing of the Mergers, $2.5 million of such fee to be payable on January 31, 2020 and the final $2.5 million of such fee to be payable on January 29, 2021). Therefore, the Klein Group and Michael Klein have a financial interest in the completion of the Mergers in addition to the financial interest of the sponsor (with whom it is affiliated) described above. Churchill will also provide a customary indemnity to the Klein Group in connection with this engagement.
Company Related Person Transactions
Consulting Services Agreements
In connection with the 2016 Transaction, the Company entered into a Consulting Services Agreement with Onex Partners Advisor LP, an affiliate of Onex (“Onex Manager”), and a Consulting Services Agreement with Baring Private Equity Asia Group Limited, an affiliate of Baring (“Baring Manager”, and such Consulting Services Agreements, together, the “Consulting Services Agreements”). In exchange for providing the Company with certain ongoing strategic and financing consulting services pursuant to the Consulting Services Agreements, the Company paid (i) Onex Manager $1.4 million and $1.2 million for each of the years ended December 31, 2018 and 2017, respectively, and (ii) Baring Manager $1.0 million and $0.9 million for each of the years ended December 31, 2018 and 2017, respectively. The Consulting Services Agreements provide that the Company will indemnify Onex Manager and Baring Manager against any claims arising out of or in connection with their respective performance under the Consulting Services Agreements and reimburse Onex Manager and Baring Manager for any out-of-pocket legal expenses incurred in connection with the investigation or defense of any such claims. The Consulting Services Agreements also provide that the Company will reimburse Onex Manager and Baring Manager for their reasonable out-of-pocket expenses in connection with their performance of the services under the Consulting Services Agreements. The applicable Consulting Services Agreement terminates when Onex or Baring, as applicable, owns less than 10% of our outstanding voting securities. The Consulting Services Agreements also terminate immediately prior to an initial public offering of the Company or the completion of certain sale transactions involving the Company, unless Onex Manager determines otherwise. In connection with the Transactions, Onex Manager will receive a fee of  $5.4 million and Baring Manager will receive a fee of  $2.1 million. The Consulting Services Agreements will be terminated in connection with the Transactions.
Tax Receivable Agreement
Prior to the business combination, the Company will enter into the Tax Receivable Agreement with the TRA Parties. Our subsidiaries have generated, or are expected to generate, the Covered Tax Assets, which may reduce the actual liability for certain taxes that we and our subsidiaries are required to pay. The Covered Tax Assets include (i) U.S. and U.K. amortization and depreciation deductions, and reductions in applicable taxes attributable to tax basis in certain assets held by the Company and its subsidiaries; (ii) certain net operating losses and tax credits of the Company and its subsidiaries; (iii) tax deductions arising in respect of the financing arrangements of the Company’s subsidiaries; (iv) deductions in respect of prior acquisition transactions; and (v) deductions attributable to imputed interest on payments made under the Tax Receivable Agreement, provided that only the German or Japanese tax attributes to be taken into account under the Tax Receivable Agreement are net operating loss carryforwards, capital loss carryforwards, non-capital losses, net capital losses and disallowed interest expense carryforwards of the Company and its subsidiaries as of the date of the Tax Receivable Agreement. The Tax Receivable Agreement provides for payments to the TRA Parties in an amount equal to 85% of the aggregate reduction in U.S., U.K., German, and Japanese income taxes payable realized (or deemed realized) by the Company and its subsidiaries (using an assumed combined U.S. state and local tax rate of 7%) from the utilization of such Covered Tax Assets.

The obligations under the Tax Receivable Agreement will be obligations of the Company and are not conditioned upon the TRA Parties maintaining a continued direct or indirect ownership interest in Clarivate. For purposes of the Tax Receivable Agreement, the aggregate reduction in income taxes payable by the Company and its subsidiaries will be computed by comparing the actual tax liability with the hypothetical tax liability of applicable entities had such entities not been able to utilize the Covered Tax Assets, taking into account several assumptions and adjustments, including, for example, that:
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the relevant entities will pay U.S. state and local taxes at a rate of 7%, even though the relevant entities’ effective state and local tax rate may be lower;

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tax assets existing at the time of the Company’s entrance into the Tax Receivable Agreement are deemed to be utilized and give rise to a tax savings before certain other tax benefits;

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certain asset or equity transfers by the Company’s subsidiaries will be treated under the Tax Receivable Agreement as giving rise to tax benefits associated with the Covered Tax Assets implicated by such asset or equity transfers.

The foregoing assumptions and adjustments could cause the Company to be required to make payments under the Tax Receivable Agreement that are significantly greater than the benefits the Company and its subsidiaries realize in respect of the Covered Tax Assets.
The Tax Receivable Agreement will remain in effect until all such Covered Tax Assets have been used or expired, unless the agreement is terminated early, as described below.
We expect that the payments that the Company will make under the Tax Receivable Agreement could be substantial. Depending on the amount and timing of the future earnings of the Company and its subsidiaries and on other factors, including the effect of any limitations imposed on the use the Covered Tax Assets, it is possible that all payments required under the Tax Receivable Agreement could become due within a relatively short period of time. The actual amount and utilization of the Covered Tax Assets, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the amount, character and timing our subsidiaries’ taxable income in the future.
Payments under the Tax Receivable Agreement in respect of taxable periods ending during a given calendar year are generally due on March 31 of the second following calendar year (i.e., for taxable periods ending in calendar year 2019, March 31, 2021), but interest on such payments will begin to accrue at an assumed interest rate (for periods where the Company or its subsidiaries have a senior revolving credit facility, the highest rate applicable to drawings under such facility) from the filing date (without extensions) of an applicable tax return giving rise to a payment obligation under the Tax Receivable Agreement. Certain late payments under the Tax Receivable Agreement will accrue interest at a higher rate (for periods where the Company or its subsidiaries have a senior revolving credit facility, the highest rate applicable to drawings under such facility plus 100 basis points).
The Tax Receivable Agreement provides that if  (i) at any time, the Company elects an early termination of the Tax Receivable Agreement with approval of our board of directors (including an affirmative vote of at least a majority of the independent directors) and subject to certain deferral rights with respect to such election that may be exercised by the TRA Party Representative, (ii) the Company is in material breach of its obligations under the agreement, (iii) certain credit events described in the Tax Receivable Agreement occur, or (iv) the TRA Parties elect to terminate the Tax Receivable Agreement following certain changes of control, the Company would be required to make an immediate payment equal to the present value of the anticipated future payments under the Tax Receivable Agreement to the applicable TRA Parties. Such payment would be based on certain valuation assumptions, including the assumption that our subsidiaries would have sufficient taxable income and tax liabilities to fully utilize the Covered Tax Assets. The Tax Receivable Agreement also provides that, in the event that a TRA Party does not elect to terminate the Tax Receivable Agreement upon certain changes of control, payments under the Tax Receivable Agreement after any such event would be based on certain valuation assumptions, including the assumption that the Company and its subsidiaries would have sufficient taxable income to fully utilize the Covered Tax Assets. Accordingly, payments under the Tax Receivable Agreement may be made years in advance of the actual realization, if any, of the anticipated future tax benefits associated with the Covered Tax Assets and may be significantly greater than the benefits we realize in respect of the Covered Tax Assets.

In addition, were the Internal Revenue Service or any other taxing authority to successfully challenge the availability or amount of any of the Covered Tax Assets, the TRA Parties would not reimburse us for any payments previously made under the Tax Receivable Agreement, but future payments under the Tax Receivable Agreement, if any, would be netted against any unreimbursed payments to reflect the result of any such successful challenge by the Internal Revenue Service or such other taxing authority. While the Tax Receivable Agreement includes a mechanism whereby certain payments to be made under the agreement may be placed in escrow pending resolution of a dispute with a taxing authority regarding the amount or availability of Covered Tax Assets, the Company may nevertheless make payments under the Tax Receivable Agreement that it is unable to recoup that are in excess of the payments that would have been made in the absence of the Covered Tax Assets that are subsequently disallowed by a taxing authority.
The Company will have full responsibility over tax matters concerning the Company and its subsidiaries, subject to certain exceptions outlined in the Tax Receivable Agreement. The Company will be required to notify the TRA Party Representative of any audit by a taxing authority, the outcome of which is reasonably expected to affect the TRA Parties rights under the Tax Receivable Agreement. We will not have the right to enter into any settlement of such an audit that is reasonably expected to affect the TRA Parties’ rights and the Tax Receivable Agreement without the consent of the TRA Party Representative (not to be unreasonably withheld, conditioned or delayed).
For so long as the Tax Receivable Agreement remains outstanding, without the prior written consent of the TRA Party Representative (not to be unreasonably withheld, conditioned or delayed), the Company may not enter into any agreement or amendment that would materially restrict (or in the case of amendments, further restrict beyond the restrictions in the Company’s existing financing agreements) its ability to make payments under the Tax Receivable Agreement. In addition, the Company is prohibited under the Tax Receivable Agreement from replacing its existing financing agreements with any senior debt document that does not permit our subsidiaries to make dividends to us to the extent necessary to make the payments under the Tax Receivable Agreement, unless the TRA Party Representative consents.
Certain risks related to the Tax Receivable Agreement are discussed in greater detail above in the section entitled “Risk Factors.” A form of the Tax Receivable Agreement containing the material terms described above has been filed as an exhibit to this proxy statement/prospectus.
Sponsor Agreement
In connection with the execution of the Merger Agreement, the sponsor, the founders and Garden State entered into the Sponsor Agreement pursuant to which they have agreed to comply with the provisions of the Merger Agreement applicable to such persons as well as the covenants set forth in the Sponsor Agreement, including voting all shares of common stock of Churchill beneficially owned by such persons in favor of the Transactions. See the section entitled “The Business Combination Proposal — Related Agreements — Sponsor Agreement.”
Registration Rights Agreement
The Company Owners, the sponsor, the founders and Garden State will be granted certain registration rights, pursuant to the Registration Rights Agreement which will be entered into at or prior to the closing of the Transactions. See the section entitled “The Business Combination Proposal — Related Agreements — Registration Rights Agreement.”
Director Nomination Agreement
Pursuant to the Director Nomination Agreement, the Designated Shareholder, will have the right to designate up to four nominees for the election to Clarivate’s board of directors for so long as the Shareholder Group own at least 20% of the Initial Shares. The number of nominees that the Designated Shareholder is entitled to nominate under the Director Nomination Agreement is dependent on the number of ordinary shares of Clarivate held by the Shareholder Group at any time. See the section entitled “The Business Combination Proposal — Related Agreements — Director Nomination Agreement.”

A&R Shareholders Agreement
In connection with execution of the Merger Agreement, Company Owners have agreed to replace the existing Shareholders Agreement of the Company, dated as of October 3, 2016 (the “Original Shareholders Agreement”) with the A&R Shareholders Agreement. The Original Shareholders Agreement will remain in effect until the closing of the Transactions, at which time the A&R Shareholders Agreement will become effective. See the section entitled “The Business Combination Proposal — Related Agreements — Amended and Restated Shareholders Agreement.”
Other
Vistra USA (IES) LLC, a controlled affiliate of Baring, provides the Company services such as domiciliation, directorship, corporate administration and corporate secretarial support throughout its various jurisdictions worldwide. The Company paid this vendor $0.7 million and $0.4 million for the years ended December 31, 2018 and 2017, respectively.
Andy Augustine, who became the Company’s interim Chief Technology Officer in April 2018, is the co-founder of Protagonist Tech, which has performed application development for the Company. The Company paid this vendor $0.9 million and $0.3 million for the years ended December 31, 2018 and 2017, respectively.
In connection with the Company’s acquisition of Publons, the Company paid a $0.7 million consulting fee to Annette Thomas, a former member of the Company’s board of directors and the current CEO of the Company’s Web of Science product line, for the year ended December 31, 2017.

DESCRIPTION OF CLARIVATE’S SECURITIES
The following description of the material terms of the share capital of Clarivate following the Transactions includes a summary of specified provisions of the articles of association of Clarivate that will be in effect upon completion of the Transactions. This description is qualified by reference to Clarivate’s articles of association as will be in effect upon consummation of the Transactions, copies of which are attached to this proxy statement/prospectus and are incorporated in this proxy statement/prospectus by reference.
General
Clarivate is a Jersey, Channel Islands public company with limited liability. Its affairs are governed by the articles of association and the Jersey Companies Law. Clarivate’s register of members is kept by Vistra (Jersey) Limited at 4th Floor, St. Paul’s Gate, 22-24 New Street, St. Helier, Jersey JE1 4TR. Our registered office is 4th Floor, St. Paul’s Gate, 22-24 New Street, St. Helier, Jersey JE1 4TR. Our secretary is Stephen Hartman of Friars House, 160 Blackfriars Road, London, SE1 8EZ, UK.
Upon consummation of the Transactions, the authorized share capital of Clarivate will be an unlimited number of no par value shares of any class. As of the date of this proxy statement/prospectus, there are two ordinary shares issued and outstanding and no preferred shares have been issued or are outstanding.
Shares
General
Ogier, Jersey, Channel Islands counsel to Clarivate, has confirmed that all of the issued and outstanding ordinary shares of Clarivate are fully paid and non-assessable. Certificates representing the outstanding ordinary shares of Clarivate will generally not be issued (unless required to be issued pursuant to the articles of association) and legal title to the issued shares is recorded in registered form in the register of members. Holders of ordinary shares of Clarivate have no pre-emptive, subscription, redemption or conversion rights.
Preferred Shares
The board of directors of Clarivate may provide for other classes of shares, including series of preferred shares, out of the authorized but unissued share capital, which could be utilized for a variety of corporate purposes, including future offerings to raise capital for corporate purposes or for use in employee benefit plans. Such additional classes of shares shall have such voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as may be determined by the board of directors of Clarivate. If any preferred shares are issued, the rights, preferences and privileges of holders of ordinary shares of Clarivate will be subject to, and may be adversely affected by, the rights of the holders of such preferred shares.
Dividends
The holders of ordinary shares of Clarivate are entitled to such dividends as may be declared by the board of directors of Clarivate, subject to the Jersey Companies Law and the articles of association. Dividends and other distributions on issued and outstanding ordinary shares may be paid out of the funds of Clarivate lawfully available for such purpose, subject to any preference of any outstanding preferred shares of Clarivate. Dividends and other distributions will be distributed among the holders of ordinary shares of Clarivate on a pro rata basis.
Voting rights
Each ordinary share of Clarivate entitles the holder to one vote on all matters upon which the ordinary shares of Clarivate are entitled to vote. Voting at any shareholders’ meeting is by way of poll.

A quorum required for a meeting of shareholders of Clarivate requires the presence in person or by proxy of persons holding in aggregate not less than a simple majority of all voting share capital of Clarivate in issue (provided that the minimum quorum for any meeting shall be two shareholders entitled to vote).
A special resolution will be required for important matters such as an alteration of capital, removal of director for cause, merger or consolidation of Clarivate, change of name or making changes to the articles of association or the voluntary winding up of Clarivate.
An ordinary resolution of the shareholders of Clarivate requires the affirmative vote of a simple majority of the votes cast at a quorate general meeting, while a special resolution requires the affirmative vote of no less than two-thirds of the votes cast at a quorate general meeting or, in each case, a resolution in writing executed by holders of the number of ordinary shares that would be required to pass the resolution at a meeting at which all the holders were present and voting.
Variation of rights
The rights attached to any class of shares of Clarivate (unless otherwise provided by the terms of issue of that class), such as voting, dividends and the like, may be varied only with the sanction of a special resolution passed at a general meeting or by the written consent of the holders of two-thirds of the shares of that class or with the sanction of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the shares of that class. The rights conferred upon the holders of the shares of any class shall not (unless otherwise provided by the terms of issue of that class) be deemed to be varied by the creation or issue of further shares ranking in priority to or pari passu with such previously existing shares.
Transfer of ordinary shares
Any shareholder may transfer all or any of his or her ordinary shares of Clarivate by an instrument of transfer in the usual or common form or any other form prescribed by the Designated Stock Exchange or as otherwise approved by the board of directors of Clarivate.
In addition, the articles of association prohibit the transfer of shares of Clarivate in breach of the rules or regulations of the Designated Stock Exchange or any relevant securities laws (including the Exchange Act).
Liquidation
On a return of capital on winding up or otherwise (other than on conversion, redemption or purchase of ordinary shares), assets available for distribution among the holders of ordinary shares of Clarivate shall be distributed among the holders of the ordinary shares of Clarivate on a pro rata basis.
Directors
Appointment and removal
The management of Clarivate is vested in its board of directors. The articles of association provide that there shall be a board of directors consisting of no fewer than two and no greater than 14 directors, unless increased or decreased from time to time by the board of directors or by Clarivate in a general meeting We expect that upon the consummation of the Transactions, the board will consist of 14 directors. So long as shares of Clarivate are listed on the Designated Stock Exchange, the board of directors of Clarivate shall include such number of  “independent directors” as the relevant rules applicable to the listing of any shares on the Designated Stock Exchange require (subject to any applicable exceptions for “controlled” companies).
The directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. At the first annual general meeting of shareholders of Clarivate (expected in 2020), the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual general meeting of shareholders of Clarivate (expected in 2021), the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual general meeting of shareholders of Clarivate (expected in 2022), the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual general meeting of shareholders of Clarivate, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual general meeting.
The directors of Clarivate have the power from time to time and at any time to appoint any person as a director to fill a vacancy on the board of directors or as an addition to the existing board of directors, subject to the remaining provisions of the articles of association, the terms of the Director Nomination Agreement and the A&R Shareholders Agreement, applicable law and the listing rules of the Designated Stock Exchange. Any director so appointed shall hold office until the expiration of the term of such class of directors or until his earlier death, resignation or removal.
A director may be removed from office by the holders of ordinary shares of Clarivate by special resolution only for “cause” (as defined in the articles of association). In addition, a director may be removed from office by the board of directors of Clarivate by resolution made by the board of directors for “cause.”
The appointment and removal of directors is subject to the applicable rules of the Designated Stock Exchange and to the provisions of the Director Nomination Agreement and the A&R Shareholders’ Agreement.
The detailed procedures for the nomination of persons proposed to be elected as directors at any general meeting of Clarivate are set out in the articles of association.
Indemnification of directors and officers
To the fullest extent permitted by law, the articles of association provide that the directors and officers of Clarivate shall be indemnified from and against all liability which they incur in execution of their duty in their respective offices, except liability incurred by reason of such director’s or officer’s actual fraud or willful default.
Description of Warrants
Upon consummation of the Transactions, Clarivate will have warrants outstanding to purchase an aggregate of 52,800,000 ordinary shares. Each outstanding whole warrant of Churchill shall automatically represent the right to purchase one ordinary share of Clarivate in lieu of one share of Churchill common stock upon closing of the Transactions at a price of  $11.50 per share, subject to adjustment as discussed below, at any time commencing upon the later of  (i) 30 days after the completion of the Transactions and (ii) September 11, 2019.
The private placement warrants are identical to the public warrants underlying the units sold in the Churchill IPO, except that such private placement warrants will be exercisable for cash (even if a registration statement covering the shares issuable upon exercise of such public warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by us, in each case so long as they are still held by the initial purchasers or their affiliates.
Clarivate may call the warrants for redemption (excluding the private placement warrants), in whole and not in part, at a price of  $0.01 per warrant:
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at any time while the warrants are exercisable;

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upon not less than 30 days’ prior written notice of redemption to each warrant holder;

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if, and only if, the reported last sale price of Clarivate’s shares equals or exceeds $18.00 per share (as adjusted for splits, dividends, reorganizations and recapitalizations), for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders; and

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if, and only if, there is a current registration statement in effect with respect to the shares underlying such warrants.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.
If Clarivate calls the warrants for redemption as described above, its management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 5 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.
The exercise price and number of ordinary shares issuable on exercise of the warrants shall be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or Clarivate’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares of Clarivate at a price below their respective exercise prices.
The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares of Clarivate and any voting rights until they exercise their warrants and receive ordinary shares of Clarivate. After the issuance of ordinary shares of Clarivate upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.
Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder (together with such holder’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the ordinary shares outstanding.
No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, Clarivate will, upon exercise, round up to the nearest whole number the number of ordinary shares of Clarivate to be issued to the warrant holder.
Other Jersey, Channel Islands Law Considerations
Purchase of Clarivate’s Own Ordinary Shares
As with declaring a dividend, Clarivate may not buy back or redeem its shares unless its directors who are to authorize the buyback or redemption have made a statutory solvency statement that, immediately following the date on which the buyback or redemption is proposed, Clarivate will be able to discharge its liabilities as they fall due and, having regard to prescribed factors, Clarivate will be able to continue to carry on business and discharge its liabilities as they fall due for the 12 months immediately following the date on which the buyback or redemption is proposed (or until Clarivate is dissolved on a solvent basis, if earlier).
If the above conditions are met, Clarivate may purchase its ordinary shares in the manner described below.
Clarivate may purchase on a stock exchange its own fully paid ordinary shares pursuant to a special resolution of its shareholders.
Clarivate may purchase its own fully paid ordinary shares other than on a stock exchange pursuant to a special resolution of its shareholders, but only if the purchase is made on the terms of a written purchase contract which has been approved in advance by an ordinary resolution of its shareholders. The shareholder from whom Clarivate proposes to purchase or redeem ordinary shares is not entitled to vote in respect of the ordinary shares to be purchased.

Clarivate may fund a redemption or purchase of its own ordinary shares from any source. It cannot purchase its ordinary shares if, as a result of such purchase, only redeemable ordinary shares would remain in issue.
If authorized by a resolution of its shareholders, any shares that Clarivate redeems or purchases may be held by it as treasury shares. Any shares held by Clarivate as treasury shares may be cancelled, sold, transferred for the purposes of or under an employee share scheme or held without cancelling, selling or transferring them. Shares redeemed or purchased by Clarivate are cancelled where Clarivate has not been authorized to hold such shares as treasury shares.
Mandatory Purchases and Acquisitions
The Jersey Companies Law provides that where a person has made an offer to acquire a class or all of Clarivate’s outstanding ordinary shares not already held by the person and has as a result of such offer acquired or contractually agreed to acquire 90% or more of such outstanding ordinary shares, that person is then entitled (and may be required) to acquire the remaining ordinary shares. In such circumstances, a holder of any such remaining ordinary shares may apply to the courts of Jersey for an order that the person making such offer not be entitled to purchase the holder’s ordinary shares or that the person purchase the holder’s ordinary shares on terms different to those under which the person made such offer.
Other than as described below under “— U.K. City Code on Takeovers and Mergers,” Clarivate is not subject to any regulations under which a shareholder that acquires a certain level of share ownership is then required to offer to purchase all of Clarivate’s remaining ordinary shares on the same terms as such shareholder’s prior purchase.
Compromises and Arrangements
Where Clarivate and its creditors or shareholders or a class of either of them propose a compromise or arrangement between Clarivate and its creditors or its shareholders or a class of either of them (as applicable), the courts of Jersey may order a meeting of the creditors or class of creditors or of Clarivate’s shareholders or class of shareholders (as applicable) to be called in such a manner as the court directs. Any compromise or arrangement approved by a majority in number present and voting at the meeting representing 75% or more in value of the creditors or 75% or more of the voting rights of shareholders or class of either of them (as applicable) if sanctioned by the court, is binding upon Clarivate and all the creditors, shareholders or members of the specific class of either of them (as applicable).
Whether the capital of Clarivate is to be treated as being divided into a single or multiple class(es) of shares is a matter to be determined by the court. The court may in its discretion treat a single class of shares as multiple classes, or multiple classes of shares as a single class, for the purposes of the shareholder approval referred to above taking into account all relevant circumstances, which may include circumstances other than the rights attaching to the shares themselves.
U.K. City Code on Takeovers and Mergers
The U.K. City Code on Takeovers and Mergers (the “Takeover Code”) applies, among other things, (i) to an offer for a public company whose registered office is in the Channel Islands and whose securities are admitted to trading on a regulated market or a multilateral trading facility in the United Kingdom or any stock exchange in the Channel Islands or the Isle of Man, or (ii) if the company is a public company and is considered by the Panel on Takeovers and Mergers (the “Takeover Panel”), to have its place of central management and control in the United Kingdom or the Channel Islands or the Isle of Man (in each case, a “Code Company”). This is known as the “residency test.” Under the Takeover Code, the Takeover Panel will determine whether Clarivate has its place of central management and control in the United Kingdom, the Channel Islands or the Isle of Man by looking at various factors, including the structure of Clarivate’s board of directors, the functions of the directors, and where they are resident.
If at the time of a takeover offer, the Takeover Panel determines that the residency test is satisfied and Clarivate has its place of central management and control in the United Kingdom, it would be subject to a number of rules and restrictions, including but not limited to the following: (i) Clarivate’s ability to enter into deal protection arrangements with a bidder would be extremely limited; (ii) Clarivate might not, without the approval of its shareholders, be able to perform certain actions that could have the effect of frustrating an offer, such as issuing shares or carrying out acquisitions or disposals; and (iii) Clarivate would be obliged to provide equality of information to all bona fide competing bidders. The Takeover Code also contains certain rules in respect of mandatory offers for Code Companies. Under Rule 9 of the Takeover Code, if a person:
•
acquires an interest in shares of a Code Company that, when taken together with shares in which persons acting in concert with such person are interested, carry 30% or more of the voting rights of the Code Company; or

•
who, together with persons acting in concert with such person, is interested in shares that in the aggregate carry not less than 30% and not more than 50% of the voting rights in the Code Company, acquires additional interests in shares that increase the percentage of shares carrying voting rights in which that person is interested, the acquirer, and, depending on the circumstances, its concert parties, would be required (except with the consent of the Takeover Panel) to make a cash offer (or provide a cash alternative) for the Code Company’s outstanding shares at a price not less than the highest price paid for any interests in the shares by the acquirer or its concert parties during the previous 12 months.
Upon completion of this business combination, Clarivate expects a majority of its Board to reside in the United Kingdom. Therefore, based upon its current and intended plans for its directors and management, for the purposes of the Takeover Code, Clarivate anticipates that the residency test will be met and that Clarivate will be considered to have its place of central management and control inside the United Kingdom, the Channel Islands or the Isle of Man. Therefore, the Takeover Code should apply to Clarivate. It is possible that in the future changes in the Board’s composition, changes in the Takeover Panel’s interpretation of the Takeover Code, or other events may cause the Takeover Code not to apply to Clarivate.
Jersey Regulatory Matters
The Jersey Financial Services Commission (the “JFSC”) has given, and has not withdrawn, its consent under Article 2 of the Control of Borrowing (Jersey) Order 1958 to the issue of Clarivate’s ordinary shares. The JFSC is protected by the Control of Borrowing (Jersey) Law 1947 against any liability arising from the discharge of its functions under that law.
A copy of this proxy statement/prospectus has been delivered to the Jersey Registrar of Companies in accordance with Article 5 of the Companies (General Provisions) (Jersey) Order 2002 and the Jersey Registrar of Companies has given, and has not withdrawn, his consent to its circulation.
It must be distinctly understood that, in giving these consents, neither the Jersey Registrar of Companies nor the JFSC takes any responsibility for the financial soundness of Clarivate or for the correctness of any statements made, or opinions expressed, with regard to it. If you are in any doubt about the contents of this proxy statement/prospectus, you should consult your stockbroker, bank manager, solicitor, accountant, or other financial adviser.
The price of securities and the income from them can go down as well as up. Nothing in this proxy statement/prospectus or anything communicated to holders or potential holders of any of Clarivate’s ordinary shares (or interests in them) by or on behalf of Clarivate is intended to constitute or should be construed as advice on the merits of the purchase of or subscription for any ordinary shares (or interests in them) for the purposes of the Financial Services (Jersey) Law 1998.
Enforcement of Civil Liabilities
U.S. laws do not necessarily extend either to us or our officers or directors. We are incorporated under the laws of the Jersey, Channel Islands. Some of our directors and officers reside outside of the United States. Substantially all of the assets of both us and our directors and officers are located outside the United States. As a result, it may not be possible for investors to effect service of process on either us or our officers and directors within the United States, or to enforce against these persons or us, either inside or outside the United States, a judgment obtained in a U.S. court predicated upon the civil liability provisions of the federal securities or other laws of the United States or any U.S. state.
We have appointed Vistra USA (IES), LLC, as our agent to receive service of process with respect to any action brought against us in the United States under the federal securities laws of the United States or of the laws of any state of the United States.
A judgment of a U.S. court is not directly enforceable in Jersey, but constitutes a cause of action which may be enforced by Jersey courts provided that:
•
the applicable U.S. courts had jurisdiction over the case, as recognized under Jersey law;

•
the judgment is given on the merits and is final, conclusive and non-appealable;

•
the judgment relates to the payment of a sum of money, not being taxes, fines or similar governmental penalties;

•
the defendant is not immune under the principles of public international law;

•
the same matters at issue in the case were not previously the subject of a judgment or disposition in a separate court;

•
the judgment was not obtained by fraud; and

•
the recognition and enforcement of the judgment is not contrary to public policy in Jersey.

Jersey courts award compensation for the loss or damage actually sustained by the plaintiff. Although punitive damages are generally unknown to the Jersey legal system, there is no prohibition on them either by statute or customary law. Whether a particular judgment may be deemed contrary to Jersey public policy depends on the facts of each case, though judgments found to be exorbitant, unconscionable, or excessive will generally be deemed as contrary to public policy. Moreover, certain defendants may qualify for protection under Protection of Trading Interests Act 1980, an act of the U.K. extended to Jersey by the Protection of Trading Interests Act 1980 (Jersey) Order, 1983. This Act provides that a qualifying defendant is not liable for multiple damages, in excess of that required for actual compensation. A “qualifying defendant” for these purposes is a citizen of the U.K. and its Colonies (as defined in the Act), a corporation or other limited liability entity organized under the laws of the U.K., Jersey or other territory for whose international relations the U.K. is responsible or a person conducting business in Jersey.
Jersey courts cannot enter into the merits of the foreign judgment and cannot act as a court of appeal or review over the foreign courts. It is doubtful that an original action based on U.S. federal or state securities laws could be brought before Jersey courts. In addition, a plaintiff who is not resident in Jersey may be required to provide a security bond in advance to cover the potential of the expected costs of any case initiated in Jersey. In addition, Clarivate has been further advised by our legal counsel in Jersey, that it is uncertain as to whether the courts of Jersey would entertain original actions or enforce judgments from U.S. courts against us or our officers and directors which originated from actions alleging civil liability under U.S. federal or state securities laws.
Material Differences between Rights of Holders of Clarivate’s Securities and Rights of Holders of Churchill’s Securities
Jersey, Channel Islands, companies are governed by the Jersey Companies Law. The Jersey Companies Law differs from laws applicable to Delaware corporations and their shareholders. Set forth below is a summary of some significant differences between the provisions of the Jersey Companies Law applicable to Clarivate and, for comparison purposes, the laws applicable to companies incorporated in the State of Delaware and their shareholders.

Corporate law issue	Delaware law	Jersey law
Special Meetings of Shareholders
Shareholders generally do not have the right to call meetings of shareholders unless that right is granted in the certificate of incorporation or by-laws.
However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated for the annual meeting, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder.
Under Delaware corporate law, a corporation is required to set a minimum quorum of one-third of the issued and outstanding shares for a shareholders meeting.

The Jersey Companies Law does not provide for a shareholder right to put a proposal before the shareholders at the annual general meeting. However, under the Jersey Companies Law, shareholders holding 10% or more of the company’s voting rights and entitled to vote at the relevant meeting may require the directors to call a meeting of shareholders. This must be held as soon as practicable but in any case not later than two months after the date of the deposit of the requisition. The requisition shall state the objects of the meeting. If the directors do not within 21 days from the date of the deposit of the requisition proceed to call a meeting to be held within two months of that date, the requisitionists, or any of them representing more than half of the total voting rights of all of them, may themselves call a meeting, but a meeting so called shall not be held after three months from that date.
Pursuant to the articles of association, no business may be transacted at any general meeting, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the directors (or any duly authorized committee thereof) or pursuant to a requisition of meeting by holders of ordinary shares as aforesaid, (b) otherwise properly brought before an annual general meeting by or at the direction of the directors (or any duly authorized committee thereof) or (c) otherwise properly brought before an annual general meeting by any holder of ordinary shares who (1) is such a holder of record on both (x) the date of the giving of the notice by such holder provided for in the articles of association and (y) the record date for the determination of holders of ordinary shares entitled to vote at such annual general meeting and (2) complies with the notice procedures set forth in the articles of association.
Under the Jersey Companies Law, the quorum requirements for shareholders meetings can be prescribed in a company’s articles of association. The Clarivate articles of association provide that holders holding in aggregate not less than a simple

Corporate law issue	Delaware law	Jersey law
majority of all voting share capital of Clarivate in issue present in person or by proxy and entitled to vote shall be a quorum, provided that the minimum quorum for any meeting shall be two holders entitled to vote. See “— Voting rights.”
Interested Shareholders Transactions
The Delaware General Corporation Law contains a business combination statute applicable to Delaware corporations whereby, unless the corporation has specifically elected not to be governed by such statute by amendment to its certificate of incorporation, it is prohibited from engaging in certain business combinations with an “interested shareholder” for three years following the date that such person becomes an interested shareholder. An interested shareholder generally is a person or a group who or which owns or owned more than 15% of the target’s outstanding voting stock within the past three years.
This has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the target in which all shareholders would not be treated equally. The statute does not apply if, among other things, prior to the date on which such shareholder becomes an interested shareholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested shareholder. This encourages any potential acquirer of a Delaware corporation to negotiate the terms of any acquisition transaction with the target’s board of directors.
The Jersey Companies Law has no comparable provision. As a result, Clarivate cannot avail itself of the types of protections afforded by the Delaware business combination statute. However, although Jersey law does not regulate transactions between a company and its significant shareholders, as a general matter, such transactions must be entered into bona fide in the best interests of the company and not with the effect of constituting a fraud on the minority shareholders.
Interested Director Transactions
Interested director transactions are permissible and may not be legally voided if:
•
either a majority of disinterested directors, or a majority in interest of holders of shares of the corporation’s capital stock entitled to vote upon the matter, approves the transaction upon disclosure of all material facts; or

the transaction is determined to have been fair as to the corporation as of the time it is authorized, approved or

An interested director must disclose to the company the nature and extent of any interest in a transaction with the company, or one of its subsidiaries, which to a material extent conflicts or may conflict with the interests of the company and of which the director is aware. Failure to disclose an interest entitles the company or a shareholder to apply to the court for an order setting aside the transaction concerned and directing that the director account to the company for any profit.
A transaction is not voidable and a director is not accountable

Corporate law issue	Delaware law	Jersey law
ratified by the board of directors, a committee thereof or the shareholders.
notwithstanding a failure to disclose an interest if the transaction is confirmed by special resolution and the nature and extent of the director’s interest in the transaction are disclosed in reasonable detail in the notice calling the meeting at which the resolution is passed.
Although it may still order that a director account for any profit, a court will not set aside a transaction unless it is satisfied that the interests of third parties who have acted in good faith would not thereby be unfairly prejudiced and the transaction was not reasonable and fair in the interests of the company at the time it was entered into.

Cumulative Voting
Under Delaware corporate law, cumulative voting for elections of directors is not permitted unless the corporation’s certificate of incorporation specifically provides for it.
The certificate of incorporation of a Delaware corporation may provide that shareholders of any class or classes or of any series may vote cumulatively either at all elections or at elections under specified circumstances.
There are no provisions in relation to cumulative voting under the Jersey Companies Law.
Approval of Corporate Matters by Written Consent
Under Delaware corporate law, unless otherwise provided in the certificate of incorporation, any action to be taken at any annual or special meeting of shareholders of a corporation may be taken by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take that action at a meeting at which all shareholders entitled to vote were present and voted. In addition, a corporation may eliminate the right of shareholders to act by written consent through amendment to its certificate of incorporation.
All consents must be dated and are only effective if the requisite signatures are collected within 60 days of the earliest dated consent delivered.

Under the Jersey Companies Law, unless prohibited by a company’s articles of association, a unanimous written consent by each shareholder entitled to vote on the matter may effect any matter that otherwise may be brought before a shareholders’ meeting, except for the removal of auditors. Such consent shall be deemed effective when the instrument, or the last of several instruments, is last signed or on such later date as is specified in the resolution. Furthermore, a company’s articles of association may permit written resolutions to be passed by such number of members that would be required to pass the resolutions at a general meeting.
Unless prohibited by a company’s articles of association, the members of a company have a power to require a company to circulate a resolution that may properly be proposed and is to be proposed as a written resolution.

Corporate law issue	Delaware law	Jersey law
The articles of association provide that an action may be taken by written consent for so long as Onex and Baring collectively beneficially own a majority of the issued and outstanding ordinary shares of Clarivate. Such consent would need to be passed by such number of shareholders that would be required to pass the resolutions at a general meeting.
Business Combinations and Asset Sales	With certain exceptions, a merger, consolidation, or sale of all or substantially all of the assets of a Delaware corporation must be approved by the board of directors and a majority of the outstanding shares entitled to vote thereon.
The Jersey Companies Law allows for the merger of two companies into either one consolidated company or one company merged into another so as to form a single surviving company. The merger or consolidation of two or more companies under the Jersey Companies Law requires the directors of the constituent companies to enter into and to approve a written merger agreement, which must also be authorized by a special resolution of the shareholders of each constituent company (which as noted above requires the affirmative vote of no less than two-thirds of the votes cast at a quorate general meeting (or such higher threshold as may be set out in a company’s articles of association)). See “— Voting rights” above. In relation to any merger or consolidation under the Jersey Companies Law, unlike dissenting shareholders of a Delaware corporation, dissenting shareholders of a Jersey company have no appraisal rights that would provide the right to receive payment in cash for the judicially determined fair value of the shares. However, under Jersey law, dissenting shareholders may object to the Court on the grounds they are unfairly prejudiced by the merger.
The Jersey Companies Law provides that where a person has made an offer to acquire a class or all of the company’s outstanding shares not already held by the person and has as a result of such offer acquired or contractually agreed to acquire 90% or more of such outstanding shares, that person is then entitled (and may be required) to acquire the remaining shares. In such circumstances, a holder of any such remaining shares may apply to the courts of Jersey for an

Corporate law issue	Delaware law	Jersey law

order that the person making such offer not be entitled to purchase the holder’s shares or that the person purchase the holder’s shares on terms different than those under which the person made such offer.
In addition, where the company and its creditors or shareholders or a class of either of them propose a compromise or arrangement between the company and its creditors or our shareholders or a class of either of them (as applicable), the courts of Jersey may order a meeting of the creditors or class of creditors or of the company’s shareholders or class of shareholders (as applicable) to be called in such a manner as the court directs. Any compromise or arrangement approved by a majority in number representing 75% or more in value of the creditors or 75% or more of the voting rights of shareholders or class of either of them (as applicable) if sanctioned by the court, is binding upon the company and all the creditors, shareholders or members of the specific class of either of them (as applicable). Whether the capital of the company is to be treated as being divided into a single or multiple class(es) of shares is a matter to be determined by the court. The court may in its discretion treat a single class of shares as multiple classes, or multiple classes of shares as a single class, for the purposes of the shareholder approval referred to above, taking into account all relevant circumstances, which may include circumstances other than the rights attaching to the shares themselves.
The Jersey Companies Law contains no specific restrictions on the powers of directors to dispose of assets of a company. As a matter of general law, in the exercise of those powers, the directors must discharge their duties of care and act in good faith, for a proper purpose and in the interests of the company.

Election and Removal of Directors	Under Delaware corporate law, unless otherwise specified in the certificate of incorporation or bylaws of a corporation, directors are elected by a plurality of the votes of the shares entitled to vote on the election of directors and may be removed with or without cause (or,	As permitted by the Jersey Companies Law and pursuant to the articles of association, directors of Clarivate can be appointed and removed in the manner described in the section headed “— Directors” above.

Corporate law issue	Delaware law	Jersey law
with respect to a classified board, only with cause unless the certificate of incorporation provides otherwise) by the approval of a majority of the outstanding shares entitled to vote.
Fiduciary Duties of Directors	Under Delaware corporate law, a director of a Delaware corporation has a fiduciary duty to the corporation and its shareholders. This duty has two components, the duty of care and the duty of loyalty. The duty of care requires that a director act in good faith, with the care that an ordinarily prudent person would exercise under similar circumstances. Under this duty, a director must inform himself of, and disclose to shareholders, all material information reasonably available regarding a significant transaction. The duty of loyalty requires that a director must act in a manner he or she reasonably believes to be in the best interests of the corporation. A director must not use his or her corporate position for personal gain or advantage. This duty prohibits self-dealing by a director and mandates that the best interests of the corporation and its shareholders take precedence over any interest possessed by a director, officer or controlling shareholder and not shared by the shareholders generally. In general, actions of a director are presumed to have been made on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the corporation. However, this presumption may be rebutted by evidence of a breach of one of the fiduciary duties. Should such evidence be presented concerning a transaction by a director, the director must prove the procedural fairness of the transaction and that the transaction was of fair value to the corporation.
Under the Jersey Companies Law, a director of a Jersey company, in exercising the director’s powers and discharging the director’s duties, has a fiduciary duty to act honestly and in good faith with a view to the best interests of the company; and a duty of care to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
Customary law is also an important source of law in the area of directors’ duties in Jersey as it expands upon and provides a more detailed understanding of the general duties and obligations of directors. The Jersey courts view English common law as highly persuasive in this area. In summary, the following duties will apply as manifestations of the general fiduciary duty under the Jersey Companies Law: a duty to act in good faith and in what he or she bona fide considers to be the best interests of the company; a duty to exercise powers for a proper purpose; a duty to avoid any actual or potential conflict between his or her own and the company’s interests; and a duty to account for profits and not take personal profit from any opportunities arising from his or her directorship, even if he or she is acting honestly and for the good of the company. However, the articles of association of a company may permit the director to be personally interested in arrangements involving the company (subject to the requirement to have disclosed such interest).
Under the articles of association, directors who are in any way, whether directly or indirectly, interested in a contract or proposed contract with Clarivate must declare the nature of their interest at a meeting of the board of directors. Following such declaration, a director may vote in respect of any contract or proposed contract notwithstanding his interest; provided that, in exercising any such vote, such director’s duties remain as described above.

Corporate law issue	Delaware law	Jersey law
Limitations on Director’s Liability and Indemnification of Directors and Officers
A Delaware corporation may include in its certificate of incorporation provisions limiting the personal liability of its directors to the corporation or its shareholders for monetary damages for many types of breach of fiduciary duty. However, these provisions may not limit liability for any breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, the authorization of unlawful dividends, stock purchases, or redemptions, or any transaction from which a director derived an improper personal benefit.
Moreover, these provisions would not be likely to bar claims arising under U.S. federal securities laws.
A Delaware corporation may indemnify a director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in defense of an action, suit, or proceeding by reason of his or her position if  (i) the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful.

The Jersey Companies Law does not contain any provision permitting Jersey companies to limit the liabilities of directors for breach of fiduciary duty. However, a Jersey company may exempt from liability, and indemnify directors and officers for, liabilities:
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incurred in defending any civil or criminal legal proceedings where:

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the person is either acquitted or receives a judgment in their favor;

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where the proceedings are discontinued other than by reason of such person (or someone on their behalf) giving some benefit or suffering some detriment; or

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where the proceedings are settled on terms that such person (or someone on their behalf) gives some benefit or suffers some detriment but in the opinion of a majority of the disinterested directors, the person was substantially successful on the merits in the person’s resistance to the proceedings;

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incurred to anyone other than to the company if the person acted in good faith with a view to the best interests of the company;

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incurred in connection with an application made to the court for relief from liability for negligence, default, breach of duty, or breach of trust under Article 212 of the Jersey Companies Law in which relief is granted to the person by the court; or

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incurred in a case in which the company normally maintains insurance for persons other than directors.

To the fullest extent permitted by law, the articles of association provide that the directors and officers of Clarivate shall be indemnified from and against all liability which they incur in execution of their duty in their

Corporate law issue	Delaware law	Jersey law
respective offices, except liability incurred by reason of such director’s or officer’s actual fraud or willful default.
Variation of Rights of Shares	Under Delaware corporate law, a corporation may vary the rights of a class of shares with the approval of a majority of the outstanding shares of such class, unless the certificate of incorporation provides otherwise.	Under Jersey law and the articles of association, if Clarivate’s share capital is divided into more than one class of shares, we may vary the rights attached to any class (i) without the consent of the holders of the issued shares of that class where such variation is considered by the board of directors of Clarivate not to have a material adverse effect upon such rights or (ii) with either the written consent of the holders of two-thirds of the shares of such class or with the sanction of a special resolution passed at a general meeting of the holders of the shares of that class.
Appraisal Rights	A shareholder of a Delaware corporation participating in certain major corporate transactions may, under certain circumstances, be entitled to appraisal rights under which the shareholder may receive cash in the amount of the fair value of the shares held by that shareholder (as determined by a court) in lieu of the consideration the shareholder would otherwise receive in the transaction	In relation to any merger or consolidation under the Jersey Companies Law, unlike dissenting shareholders of a Delaware corporation, dissenting shareholders of a Jersey company have no appraisal rights that would provide the right to receive payment in cash for the judicially determined fair value of the shares. However, under Jersey law, dissenting shareholders may object to the Court on the grounds they are unfairly prejudiced by the merger and the Court’s powers extend to specifying terms of acquisition different from those of the offer (which could include terms as to price or form of consideration).
Shareholder Suits	Class actions and derivative actions generally are available to the shareholders of a Delaware corporation for, among other things, breach of fiduciary duty, corporate waste, and actions not taken in accordance with applicable law. In such actions, the court has discretion to permit the winning party to recover attorneys’ fees incurred in connection with such action
Under Article 141 of the Jersey Companies Law, a shareholder may apply to court for relief on the ground that the conduct of a company’s affairs, including a proposed or actual act or omission by a company, is “unfairly prejudicial” to the interests of shareholders generally or of some part of shareholders, including at a minimum the shareholder making the application.
Under Article 143 of the Jersey Companies Law (which sets out the types of relief a court may grant in relation to an action brought under Article 141 of the Jersey Companies Law), the court may make an order regulating the affairs of a company, requiring a company to refrain from

Corporate law issue	Delaware law	Jersey law

doing or continuing to do an act complained of, authorizing civil proceedings and providing for the purchase of shares by a company or by any of its other shareholders. There may be customary personal law actions available to shareholders which would include certain derivate and other actions to bring proceedings against the directors of the company as well as the company.
In principle, Clarivate will normally be the proper plaintiff and a class action or derivative action may not be brought by a minority shareholder. However, a minority shareholder can seek in limited circumstances agreement from the court for special dispensation if the shareholder can show:
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that there are wrongdoers in control of the company;

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those wrongdoers are using their power to prevent anything being done about it;

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the wrongdoing is unconscionable and oppressive; and

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in certain other limited circumstances.

Inspection of Books and Records	All shareholders of a Delaware corporation have the right, upon written demand, to inspect or obtain copies of the corporation’s shares ledger and its other books and records for any purpose reasonably related to such person’s interest as a shareholder.
Shareholders of Clarivate will have the right under the Jersey Companies Law to inspect Clarivate’s register of shareholders and, provided certain conditions are met, to obtain a copy. Shareholders of Clarivate will also be able to inspect the minutes of any shareholder meetings.
The register of directors and secretaries must during business hours (subject to such reasonable restrictions as the company may by its articles of association or in general meeting impose, but so that not less than two hours in each business day be allowed for inspection) be open to the inspection of a shareholder or director of the company without charge and, in the case of a public company or a company which is a subsidiary of a public company, of any other person on payment of such sum (if any), not exceeding £5, as the company may require.

Corporate law issue	Delaware law	Jersey law
Amendments of Governing Documents	Amendments to the certificate of incorporation of a Delaware corporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon or such greater vote as is provided for in the certificate of incorporation. A provision in the certificate of incorporation requiring the vote of a greater number or proportion of the directors or of the holders of any class of shares than is required by Delaware corporate law may not be amended, altered or repealed except by such greater vote. Bylaws may be amended with the approval of a majority of the outstanding shares entitled to vote and may, if so provided in the certificate of incorporation, also be amended by the board of directors.	The memorandum of association and articles of association of a Jersey company may only be amended by special resolution (being a two-third majority if the articles of association of the company do not specify a greater majority) passed by shareholders in general meeting or by written resolution passed in accordance with its articles of association.
Classified Board
A classified board is permitted under both Delaware corporate law and the Jersey Companies Law.
The board of Churchill is comprised of three classes, each serving a three-year term, one class being elected each third year. The articles of association provides that the board of Clarivate is so classified as well. See “— Directors — Appointment and Removal” above.

Dissolution and Winding Up	Under the Delaware General Corporation Law, unless the board of directors approves the proposal to dissolve, dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation’s outstanding shares. Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with a dissolution initiated by the board of directors.
Under the Jersey Companies Law and the articles of association, Clarivate may be voluntarily dissolved, liquidated or wound up by a special resolution of the shareholders. In addition, a company may be wound up by the courts of Jersey if the court is of the opinion that it is just and equitable to do so or that it is expedient in the public interest to do so.
Alternatively, a creditor with a claim against a Jersey company of not less than £3,000 may apply to the Royal Court of Jersey for the property of that company to be declared en désastre (being the Jersey law equivalent of a declaration of bankruptcy). Such an application may also be made by the Jersey company itself without having to obtain any shareholder approval.

PRICE RANGE OF SECURITIES AND DIVIDENDS
Churchill Capital Corp
Market Price of Units, Common Stock and Warrants
Churchill’s units, warrants and common stock are traded on the NYSE under the symbols CCC, CCC.U and CCC.WS, respectively. The following table sets forth the high and low sales prices for the units, warrants and common stock for the periods indicated since the units commenced public trading on September 7, 2018, and since the warrants and common stock commenced separate trading on October 29, 2018.
	Common Stock		Warrants		Units
Period	High	Low	High	Low	High	Low
2019:
First Quarter*	$13.59	$9.53	$3.30	$.73	$15.30	$9.98
2018:
Fourth Quarter	$9.70	$9.50	$1.23	$.85	$10.20	$10.00
Third Quarter	N/A	N/A	N/A	N/A	$10.17	$10.00

*
Through March 28, 2019.

Holders
As of March 28, 2019 there was 1 holder of record of units, 1 holder of record of shares of common stock and 5 holders of record of warrants. Management believes Churchill has in excess of 300 beneficial holders of its securities.
Dividends
Churchill did not pay any dividends to its stockholders during the year ended December 31, 2018.
Company
Market Price of Common Stock
Historical market price information regarding the Company is not provided because there is no public market for its securities.
Holders
As of March 28, 2019, the number of record holders of the Company’s ordinary shares was 50.
Dividends
The Company did not pay any dividends to its security holders during the year ended December 31, 2018.
Clarivate
Market Price of Ordinary Shares
Historical market price information regarding Clarivate is not provided because there is no public market for its securities.
Holders
As of March 28, 2019, Onex Partners IV LP and Onex Partners IV GP LP were the only record holders of Clarivate’s ordinary shares.

Dividend Policy
Following the completion of the Transactions, Clarivate’s board of directors will consider whether or not to institute a dividend policy. It is presently intended that Clarivate will retain its earnings for use in business operations and, accordingly, it is not anticipated that Clarivate’s board of directors will declare dividends in the foreseeable future. In addition, the terms of the Company’s Credit Facilities will include restrictions on Clarivate’s ability to pay dividends.

APPRAISAL RIGHTS
Neither Churchill stockholders nor Churchill unit or warrant holders have appraisal rights under the DGCL in connection with the Transactions.
SUBMISSION OF STOCKHOLDER PROPOSALS
Churchill’s board of directors is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.
FUTURE STOCKHOLDER PROPOSALS
If the business combination is completed, shareholders of Clarivate will be entitled to attend and participate in Clarivate’s annual general meetings of shareholders. Clarivate does not intend to hold an annual general meeting in 2019. Clarivate will provide notice of the date on which its 2020 annual general meeting will be held in accordance with its articles association and the Jersey Companies Law. The Jersey Companies Law does not provide for a shareholder right to put a proposal before the shareholders at the annual general meeting. However, under the Jersey Companies Law, shareholders holding 10% or more of the company’s voting rights and entitled to vote at the relevant meeting may require the directors to call a meeting of shareholders. This must be held as soon as practicable but in any case not later than two months after the date of the deposit of the requisition. The requisition shall state the objects of the meeting. If the directors do not within 21 days from the date of the deposit of the requisition proceed to call a meeting to be held within two months of that date, the requisitionists, or any of them representing more than half of the total voting rights of all of them, may themselves call a meeting, but a meeting so called shall not be held after three months from that date. See “Description of Clarivate’s Securities — Material Differences between Rights of Holders of Clarivate’s Securities and Rights of Holders of Churchill’s Securities.”
OTHER STOCKHOLDER COMMUNICATIONS
Stockholders and interested parties may communicate with Churchill’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Churchill Capital Corp, 640 Fifth Avenue, 12th Floor, New York, NY 10019. Following the business combination, such communications should be sent in care of Clarivate at Friars House, 160 Blackfriars Road, London, SE1 8EZ, UK. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.
EXPERTS
The financial statements of Churchill as of December 31, 2018 and for the period from June 20, 2018 (inception) through December 31, 2018 appearing in this proxy statement/prospectus have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere in this proxy statement/prospectus, and are included in reliance on such report given on the authority of such firm as an expert in accounting and auditing.
The financial statements of the Company and its subsidiaries as of December 31, 2018 and December 31, 2017 and for the years then ended included in this proxy statement/prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statement of Clarivate Analytics Plc as of January 31, 2019 included in this proxy statement/prospectus has been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, Churchill and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Churchill’s annual report to stockholders and Churchill’s proxy statement. Upon written or oral request, Churchill will deliver a separate copy of the annual report and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may likewise request that Churchill deliver single copies of such documents in the future. Stockholders receiving multiple copies of such documents may request that Churchill deliver single copies of such documents in the future. Stockholders may notify Churchill of their requests by calling or writing Churchill at its principal executive offices at 640 Fifth Avenue, 12th Floor, New York, NY 10019 or (212) 380-7500. Following the business combination, such requests should be made by calling +44 207 433 4000 or writing Clarivate at Friars House, 160 Blackfriars Road, London, SE1 8EZ, UK.
ENFORCEABILITY OF CIVIL LIABILITIES
Clarivate is a public limited company incorporated under the laws of Jersey, Channel Islands. Some of Clarivate’s directors, executive officers and persons discharging managerial responsibilities, and certain experts named in this proxy statement/prospectus, reside outside the U.S. A substantial portion of Clarivate’s assets and the assets of those non-resident persons are located outside the U.S. As a result, it may not be possible for investors to effect service of process within the U.S. upon Clarivate or those persons or to enforce against Clarivate or them, either inside or outside the U.S., judgments obtained in U.S. courts, or to enforce in U.S. courts, judgments obtained against them in courts in jurisdictions outside the U.S., in any action predicated upon civil liability provisions of the federal securities laws of the U.S. Both in original actions and in actions for the enforcement of judgments of U.S. courts, there is doubt as to whether civil liabilities predicated solely upon the U.S. federal securities laws are enforceable in Jersey. See “Description of Clarivate’s Securities — Enforcement of Civil Liabilities.”

WHERE YOU CAN FIND MORE INFORMATION
Churchill files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Churchill with the Securities SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on Churchill at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.
Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement/prospectus.
All information contained in this document relating to Churchill has been supplied by Churchill, and all such information relating to the Company has been supplied by the Company. Information provided by one another does not constitute any representation, estimate or projection of the other.
If you would like additional copies of this document or if you have questions about the business combination, you should contact via phone or in writing:
Churchill Capital Corp
640 Fifth Avenue, 12th Floor
New York, NY 10019
Tel.: (212) 380-7500
or:
Robert Marese
MacKenzie Partners, Inc.
1407 Broadway
New York, NY 10018
Tel: (212) 929-5500
Email: proxy@mackenziepartners.com

INDEX TO FINANCIAL STATEMENTS
CAMELOT HOLDINGS (JERSEY) LIMITED
CLARIVATE ANALYTICS PLC
INDEX TO CONSOLIDATED FINANCIAL STATEMENT
CHURCHILL CAPITAL CORP
INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Camelot Holdings (Jersey) Limited
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Camelot Holdings (Jersey) Limited and its subsidiaries (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of operations, comprehensive income (loss), changes in equity and cash flows for the years then ended, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2019
We have served as the Company’s or it predecessor’s auditor since 2016.

CAMELOT HOLDINGS (JERSEY) LIMITED
Consolidated Balance Sheets
(Dollars in thousands except share and per share data)
	As of December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$25,575	$53,186
Restricted cash	9	24,362
Accounts receivable, less allowance for doubtful accounts of $14,076 and $8,495 at December 31, 2018 and December 31, 2017, respectively	331,295	317,808
Prepaid expenses	31,021	28,395
Other current assets	20,712	20,157
Total current assets	408,612	443,908
Computer hardware and other property, net	20,641	23,010
Identifiable intangible assets, net	1,958,520	2,160,087
Goodwill	1,282,919	1,311,253
Other non-current assets	26,556	60,029
Deferred income taxes	12,426	6,824
Total Assets	$3,709,674	$4,005,111
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$38,418	$60,758
Accrued expenses and other current liabilities	153,849	193,710
Current portion of deferred revenues	391,102	361,260
Short-term debt, including current portion of long-term debt	60,345	45,345
Total current liabilities	643,714	661,073
Long-term debt	1,930,177	1,967,735
Non-current portion of deferred revenues	17,112	15,796
Other non-current liabilities	24,838	22,609
Deferred income taxes	43,226	51,792
Total liabilities	2,659,067	2,719,005
Commitments and Contingencies (Note 19)
Shareholders’ equity:
Share capital, $0.01 par value; 2,000,000 shares authorized at December 31, 2018 and December 31, 2017; 1,646,223 and 1,644,720 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively	16	16
Additional paid-in capital	1,677,494	1,662,205
Accumulated other comprehensive income	5,358	13,984
Accumulated deficit	(632,261)	(390,099)
Total shareholders’ equity	1,050,607	1,286,106
Total Liabilities and Shareholders’ Equity	$3,709,674	$4,005,111

The accompanying notes are an integral part of these financial statements.

CAMELOT HOLDINGS (JERSEY) LIMITED
Consolidated Statements of Operations
(In thousands)
	Years Ended December 31,
	2018	2017
Revenues, net	$968,468	$917,634
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	(396,499)	(394,215)
Selling, general and administrative costs, excluding depreciation and amortization	(369,377)	(343,143)
Share-based compensation expense	(13,715)	(17,663)
Depreciation	(9,422)	(6,997)
Amortization	(227,803)	(221,466)
Transaction expenses	(2,457)	(2,245)
Transition, integration and other	(61,282)	(78,695)
Other operating income (expense), net	6,379	(237)
Total operating expenses	(1,074,176)	(1,064,661)
Loss from operations	(105,708)	(147,027)
Interest expense, net	(130,805)	(138,196)
Loss before income tax	(236,513)	(285,223)
Benefit (provision) for income taxes	(5,649)	21,293
Net loss	$(242,162)	$(263,930)
Per share:
Basic	$(147.14)	$(160.83)
Diluted	$(147.14)	$(160.83)
Weighted-average shares outstanding:
Basic	1,645,818	1,641,095
Diluted	1,645,818	1,641,095
The accompanying notes are an integral part of these financial statements.

CAMELOT HOLDINGS (JERSEY) LIMITED
Consolidated Statements of Comprehensive Income (Loss)
(In thousands)
	Years Ended December 31,
	2018	2017
Net loss	$(242,162)	$(263,930)
Other comprehensive income (loss):
Interest rate swaps, net of $0 tax in all periods	2,537	1,107
Defined benefit pension plans, net of tax (benefit) provision of ($91) and $430, respectively	(17)	881
Foreign currency translation adjustments	(11,146)	15,466
Total other comprehensive income (loss)	(8,626)	17,454
Comprehensive loss	$(250,788)	$(246,476)

The accompanying notes are an integral part of these financial statements.

CAMELOT HOLDINGS (JERSEY) LIMITED
Consolidated Statements of Changes in Equity
(Dollars in thousands except share data)
	Share Capital		Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount
Balance at December 31, 2016	1,635,000	$16	$1,634,984	$(3,470)	$(126,169)	$1,505,361
Issuance of common stock, net	9,720	—	9,558	—	—	9,558
Share-based compensation	—	—	17,663	—	—	17,663
Comprehensive Income (loss)	—	—	—	17,454	(263,930)	(246,476)
Balance at December 31, 2017	1,644,720	16	1,662,205	13,984	(390,099)	1,286,106
Issuance of common stock, net	1,503	—	1,574	—	—	1,574
Share-based compensation	—	—	13,715	—	—	13,715
Comprehensive loss	—	—	—	(8,626)	(242,162)	(250,788)
Balance at December 31, 2018	1,646,223	$16	$1,677,494	$5,358	$(632,261)	$1,050,607

The accompanying notes are an integral part of these financial statements.

CAMELOT HOLDINGS (JERSEY) LIMITED
Consolidated Statements of Cash Flows
(In thousands)
	Years Ended December 31,
	2018	2017
Cash Flows From Operating Activities
Net loss	$(242,162)	$(263,930)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	237,225	228,463
Bad debt expense	6,507	6,505
Deferred income tax benefit	(14,103)	(36,272)
Share-based compensation	13,715	17,663
Gain on sale of IPM Product Line	(39,104)	—
Deferred finance charges	9,182	23,510
Tax indemnity write-off	33,819	—
Other operating activities	(3,979)	2,548
Changes in operating assets and liabilities:
Accounts receivable	(50,906)	43,109
Prepaid expenses	(2,936)	(4,052)
Other assets	578	10,799
Accounts payable	(18,091)	(39,660)
Accrued expenses and other current liabilities	9,842	(6,038)
Deferred revenues	33,539	18,751
Other liabilities	774	5,271
Net cash (used in) provided by operating activities	(26,100)	6,667
Cash Flows From Investing Activities
Capital expenditures	(45,410)	(37,804)
Acquisitions, net of cash acquired	(23,539)	(7,401)
Proceeds from sale of Product Line, net of restricted cash	80,883	—
Proceeds from sale of equity method investment	—	5,000
Net cash (used in) provided by investing activities	11,934	(40,205)
Cash Flows used in Financing Activities
Borrowings of debt	45,000	30,000
Repayment of principal on long-term debt	(46,709)	(15,423)
Repayment of revolving credit facility	(30,000)	—
Payment of debt issuance costs	—	(817)
Contingent purchase price payment	(2,470)	—
Issuance of common stock, net	1,574	9,058
Net cash (used in) provided by financing activities	(32,605)	22,818
Effects of exchange rates	(5,193)	3,248
Net changes in cash and cash equivalents, and restricted cash	(51,964)	(7,472)
Beginning of period:
Cash and cash equivalents	53,186	77,136
Restricted cash	24,362	7,884
Total cash and cash equivalents, and restricted cash, beginning of period	77,548	85,020
Cash and cash equivalents, and restricted cash, end of period	25,584	77,548
Cash and cash equivalents	25,575	53,186
Restricted cash	9	24,362
Total cash and cash equivalents, and restricted cash, end of period	$25,584	$77,548
Supplemental Cash Flow Information
Cash paid for interest	$121,916	$115,236
Cash paid for income tax	$13,210	$14,722
Capital expenditures included in accounts payable	$5,166	$2,473
The accompanying notes are an integral part of these financial statements.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)
Note 1:   Background and Nature of Operations
Camelot Holdings (Jersey) Limited and its subsidiaries (“Jersey,” “us,” “we,” “our,” or the “Company”) was formed on August 4, 2016 as a private limited liability company organized under the laws of the Island of Jersey. Its registered office is located at 4th Floor, St Paul’s Gate, 22-24 New Street, St Helier, Jersey JE1 4TR.
On July 10, 2016, Camelot UK Bidco Limited, a private limited liability company incorporated under the laws of England and Wales, and a direct wholly owned subsidiary of Camelot UK Holdco Limited, a direct wholly owned subsidiary (“UK Holdco”), collectively referred to as (“Bidco”), entered into a separation agreement to acquire (i) certain assets and liabilities related to the Intellectual Property & Science business (“IP&S”) business from Thomson Reuters Corporation (“Former Parent”) and (ii) all of the equity interests and substantially all of the assets and liabilities of certain entities engaged in the IP&S business together with their subsidiaries (“2016 Transaction”). The 2016 Transaction total consideration was $3,566,599, net of cash acquired. Jersey is owned by affiliates of Onex Corporation and private investment funds managed by Baring Private Equity Asia GP VI, L.P (“Baring”) and certain co-investors and is controlled by Onex Corporation.
The Company is a provider of proprietary and comprehensive content, analytics, professional services and workflow solutions that enables users across government and academic institutions, life science companies and research and development (“R&D”) intensive corporations to discover, protect and commercialize their innovations.
Our Science Group consists of our Web of Science and Life Science Product Lines. Both product lines provide curated, high-value, structured information that is delivered and embedded into the workflows of our customers, which include research intensive corporations, life science organizations and universities world-wide. Our Intellectual Property Group consists of our Derwent, CompuMark and MarkMonitor Product Lines. These Product lines help manage customer’s end-to-end portfolio of intellectual property from patents to trademarks to corporate website domains.
Prior Period Expense Reclassifications
In conjunction with the implementation of a new enterprise resource planning system during the quarter ended September 30, 2018, the Company performed an assessment of its Cost of revenues (COR) and Selling, general & administrative expenses (SG&A). As a result of this assessment, certain errors in classification between COR and SG&A were identified, impacting prior periods. Similarly, the Company reclassified certain costs between COR and SG&A. Accordingly, the Company has performed a reclassification of certain prior period amounts to conform to the present period presentation. The Company has concluded that the reclassifications were not material individually or in aggregate to previously issued financial statements.
The following table details the impact of the reclassifications on the Consolidated Statements of Operations for 2017.
	Year Ended December 31, 2017
	As Previously Reported	Adjustment	As Reclassified*
Consolidated Statements of Operations
Cost of revenues, excluding depreciation and amortization	$(422,213)	$27,949	$(394,264)
Selling, general and administrative costs, excluding depreciation and amortization	$(318,887)	$(27,949)	$(346,836)

*
The “As reclassified” balance is prior to newly adopted accounting standards discussed in Note 3 —  Summary of Significant Accounting Policies.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

We have also reclassified prior period Accounts payable to Accrued expenses and other current liabilities in our Consolidated Balance Sheets to conform to the current period presentation. These items had no impact in our Consolidated Statement of Operations or Consolidated Statement of Cash Flows.
Note 2:   Basis of Presentation
The accompanying consolidated financial statements for the years ended December 31, 2018 and 2017, respectively, were prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements of the Company include the accounts of all of its subsidiaries. Subsidiaries are entities over which the Company has control, where control is defined as the power to govern financial and operating policies. Generally, the Company has a shareholding of more than 50% of the voting rights in its subsidiaries. The effect of potential voting rights that are currently exercisable are considered when assessing whether control exists. Subsidiaries are fully consolidated from the date control is transferred to the Company, and are de-consolidated from the date control ceases. The U.S. dollar is Jersey’s reporting currency. As such, the financial statements are reported on a U.S. dollar basis.
Note 3:   Summary of Significant Accounting Policies
Business combinations
The Company determines whether substantially all the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets. If this threshold is met, the set is not a business. If it is not met, the Company then evaluates whether the set meets the requirement that a business include, at a minimum, an input and as substantive process that together significantly contribute to the ability to create outputs.
Business combinations are accounted for using the acquisition method at the acquisition date, which is when control is obtained. The consideration transferred is generally measured at fair value, as are the identifiable assets acquired and liabilities assumed. During the one-year period following the acquisition date, if an adjustment is identified based on new information about facts and circumstances that existed as of the acquisition date, the Company will record measurement-period adjustments related to the acquisitions in the period in which the adjustment is identified.
Goodwill is measured at the acquisition date as the fair value of the consideration transferred (including, if applicable, the fair value of any previously held equity interest and any non-controlling interests) less the net recognized amount (which is generally the fair value) of the identifiable assets acquired and liabilities assumed.
Transaction costs, other than those associated with the issuance of debt or equity securities incurred in connection with a business combination, are expensed as incurred and included in Transaction expenses in the Consolidated Statements of Operations.
Principles of Consolidation
The accompanying consolidated financial statements include the accounts and operations of the Company, and its subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. The most important of these relate to share-based compensation expenses, revenues recognition, the allowance for doubtful accounts, internally

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

developed computer software, valuation of goodwill and other identifiable intangible assets, determination of the projected benefit obligations of the defined benefit plans, income taxes, fair value of stock options, derivatives and financial instruments, contingent earn-out, and the tax related valuation allowances. On an ongoing basis, management evaluates these estimates, assumptions and judgments, in reference to historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.
Cash and Cash Equivalents
Cash and cash equivalents is comprised of cash on hand and short-term deposits with an original maturity at the date of purchase of three months or less.
Restricted Cash
As of December 31, 2017, the Company’s restricted cash primarily related to funds the Company has received from customers in advance of paying patent renewals on behalf of those customers. This activity was specific to the IPM Product Line, which was sold on October 1, 2018 (See Note 5: Divested Operations, for further details), and was $0 at December 31, 2018.
Accounts Receivable
Accounts receivable are presented net of the allowance for doubtful accounts and any discounts. Accounts receivable are recorded at the invoiced amount and do not bear interest. Collections of accounts receivable are included in cash provided by operating activities in the Consolidated Statements of Cash Flows. The Company maintains an allowance for doubtful accounts for estimated losses and assesses its adequacy each reporting period by evaluating factors such as the length of time receivables are past due, historical collection experience, and the economic and competitive environment. The expense related to doubtful accounts is included within Selling, general and administrative costs, excluding depreciation and amortization in the Consolidated Statements of Operations. Account balances are written off against the allowance when the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.
Concentration of Credit Risk
Accounts receivable are the primary financial instrument that potentially subjects the Company to significant concentrations of credit risk. Account receivable represents arrangements in which services were transferred to a customer before the customer pays consideration or before payment is due. Contracts with payment in arrears are recognized as receivables after the Company considers whether a significant financing component exists. The Company does not require collateral or other securities to support customer receivables. Management performs ongoing credit evaluations of its customers’ financial condition and limits the amount of credit extended when deemed appropriate. Credit losses have been immaterial and reasonable within management’s expectations. No single customer accounted for more than 1% of revenues and our ten largest customers represented only 6% of revenues for the year ended December 31, 2018.
The Company maintains its cash and cash equivalent balances with high-quality financial institutions and consequently, the Company believes that such funds are subject to minimal credit risk.
Prepaid Assets
Prepaid assets represent amounts that the Company has paid in advance of receiving benefits or services. Prepaid assets include amounts for system and service contracts, sales commissions, deposits, prepaid royalties and insurance and are recognized as an expense over the general contractual period that the Company expects to benefit from the underlying asset or service.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Computer Hardware and Other Property
Generally, computer hardware and other property are recorded at cost and are depreciated over the respective estimated useful lives. Upon the 2016 Transaction, computer hardware and other property were revalued and recorded at net book value, which approximated fair value at the 2016 Transaction.
Depreciation is computed using the straight-line method. Repair and maintenance costs are expensed as incurred. The cost and related accumulated depreciation of sold or retired assets are removed from the accounts and any gain or loss is included within loss from operations in the Consolidated Statements of Operations.
The estimated useful lives are as follows:
Computer hardware	3 years
Furniture, fixtures and equipment	5 – 7 years
Leasehold improvements	Lesser of lease term or estimated useful life
Computer Software
Development costs related to internally generated software are capitalized once a project has progressed beyond a conceptual, preliminary stage to that of the application development stage. Costs of significant improvements on existing software for internal use, both internally developed and purchased, are also capitalized. Costs related to the preliminary project stage, data conversion and post implementation/operation stage of an internal use software development project are expensed as incurred.
Capitalized costs are amortized over five years, which is the estimated useful life of the related software. Purchased software is amortized over three years, which is the estimated useful life of the related software. The capitalized amounts, net of accumulated amortization, are included in Identifiable intangible assets, net in the Consolidated Balance Sheets. The cost and related accumulated amortization of sold or retired assets are removed from the accounts and any gain or loss is included in operating expense.
Computer software is evaluated for impairment whenever circumstances indicate the carrying amount may not be recoverable. The test for impairment compares the carrying amounts with the sum of undiscounted cash flows related to the asset. If the carrying value is greater than the undiscounted cash flows of the asset, the asset is written down to its estimated fair value.
Identifiable Intangible Assets, net
Upon acquisition, identifiable intangible assets are recorded at fair value and are carried at cost less accumulated amortization or accumulated impairment for indefinite-lived intangible assets. Useful lives are reviewed at the end of each reporting period and adjusted if appropriate. Fully amortized assets are retained in cost and accumulated amortization accounts until such assets are derecognized.
Customer Relationships — Customer relationships primarily consist of customer contracts and customer relationships arising from such contracts.
Databases and Content — Databases and content primarily consists of repositories of the Company’s specific financial and customer information, and intellectual content.
Trade Names — Trade names consist of purchased brand names that the Company continues to use.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Where applicable, intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:
Customer relationships	2 – 14 years
Databases and content	13 – 20 years
Trade names	Indefinite
Impairment of Long-lived Assets
Residual values and useful lives are reviewed at the end of each reporting period and adjusted if appropriate. The Company evaluates its long-lived assets, including computer hardware and other property, computer software, and finite-lived intangible assets for impairment whenever circumstances indicate that their carrying amounts may not be recoverable. Recoverability of these assets is measured by comparison of the carrying amount of each asset to the future undiscounted cash flows the asset is expected to generate over its remaining life. An asset is assessed for impairment at the lowest level that the asset generates cash inflows that are largely independent of cash inflows from other assets. If the asset is considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired asset. Management determined that no impairment existed for any of the periods presented.
Goodwill and Indefinite-Lived Intangible Assets
The Company evaluates its goodwill for impairment at the reporting unit level, defined as an operating segment or one level below an operating segment, annually as of October 1 or more frequently if impairment indicators arise in accordance with ASC Topic 350. The Company identified one reporting unit for the year ended December 31, 2017 and five reporting units due to a change in the Company’s reporting structure for the year ended December 31, 2018.
The Company evaluates the recoverability of goodwill using a two-step impairment test approach at the reporting unit level. In the first step, the Company assesses various qualitative factors to determine whether the fair value of a reporting unit may be less than its carrying amount. If a determination is made that, based on the qualitative factors, an impairment does not exist, the Company is not required to perform further testing. If the aforementioned qualitative assessment results in the Company concluding that it is more likely than not that the fair value of a reporting unit may be less than its carrying amount, the fair value of the reporting unit will be determined and compared to its carrying value including goodwill.
In determining the fair value of a reporting unit, the Company estimates the fair value of a reporting unit using the fair value derived from the income approach, which is a change from the previous year which used a market approach. The market approach estimates fair value based on market multiples of revenues and earnings derived from comparable publicly-traded companies with similar operating and investment characteristics as the reporting unit; whereas, the income approach uses a discounted cash flow (“DCF”) model. The DCF model determines the fair value of our reporting units based on projected future discounted cash flows, which in turn were based on our views of uncertain variables such as growth rates, anticipated future economic conditions, and the appropriate discount rates relative to risk and estimates of residual values.
If the fair value of the reporting unit exceeds the carrying value of the net assets assigned to that unit, goodwill is not impaired and the Company is not required to perform further testing. If the fair value of the reporting unit is less than the carrying value, the Company will recognize the difference as an impairment charge. Management concluded that no goodwill impairment existed for any of the periods presented.
The Company also has indefinite-lived intangible assets related to trade names. Indefinite-lived intangible assets are subject to impairment testing annually or whenever events or changes in circumstances indicate that their carrying value may not be recoverable. For purposes of impairment testing, the fair value

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

of trade names is determined using an income approach, specifically the relief from royalties method. Management concluded that no indefinite-lived intangible impairment existed for any of the periods presented.
Other Current and Non-Current Assets and Liabilities
The Company defines current assets and liabilities as those from which it will benefit from or which it has an obligation for within one year that do not otherwise classify as assets or liabilities separately reported on the Consolidated Balance Sheets. Other non-current assets and liabilities are expected to benefit the Company or cause its obligation beyond one year. The Company classifies the current portion of long-term assets and liabilities as current assets or liabilities.
Leases
Leases are classified as either operating or capital, based on the substance of the transaction at inception of the lease. Classification is re-assessed if the terms of the lease are changed.
Leases in which a significant portion of the risks and rewards of ownership are retained by the lessor are classified as operating leases. Payments under an operating lease (net of any incentives received from the lessor) are recognized in the Consolidated Statements of Operations on a straight-line basis over the period of the lease. The Company does not currently have any capital leases.
Accounts Payable and Accruals
Accounts payable and accruals are obligations to pay for goods or services that have been acquired in the ordinary course of business. Accounts payable and accruals are recognized initially at their settlement value, and are classified as current liabilities if payment is due within one year or less.
Debt
Debt is recognized initially at par value, net of any applicable discounts or financing costs. Debt is subsequently stated at amortized cost with any difference between the proceeds (net of transactions costs) and the redemption value recognized in the Consolidated Statements of Operations over the term of the debt using the effective interest method. Interest on indebtedness is expensed as incurred.
Debt is classified as a current liability when due within 12 months after the end of the reporting period.
Derivative Financial Instruments
Foreign Exchange Derivative Contracts
Prior to the sale of IPM, the Company used derivative financial instruments to manage foreign currency exchange rate risk in IPM. The Company’s derivative financial instruments consist of foreign currency forward contracts (“forward contracts”). Derivative financial instruments were neither held nor issued by the Company for trading purposes.
Interest Rate Swaps
The Company has interest rate swaps with counterparties to reduce its exposure to variability in cash flows relating to interest payments on a portion of its outstanding first lien senior secured term loan facility in an aggregate principal amount of  $1,550,000 (“Term Loan Facility”). The Company applies hedge accounting and has designated these instruments as cash flow hedges of the risk associated with floating interest rates on designated future quarterly interest payments. Management assumes the hedge is highly effective and therefore changes in the value of the hedging instrument are recorded in Accumulated other

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

comprehensive income in the Consolidated Balance Sheets. Any ineffectiveness is recorded in earnings. Amounts in Accumulated other comprehensive income (loss) are reclassified into earnings in the same period during which the hedged transactions affect earnings, or upon termination of the hedging relationship.
Fair Value of Financial Instruments
In determining fair value, the use of various valuation methodologies, including market, income and cost approaches is permissible. The Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability. The accounting guidance for fair value measurements establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value based on the reliability of inputs. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s interest rate swap derivative instruments are classified as Level 2. Earn-out liabilities and defined benefit plan assets are classified as Level 3.
Contingent Considerations
The Company records liabilities for the estimated cost of such contingencies when expenditures are probable and reasonably estimable. A significant amount of judgment is required to estimate and quantify the potential liability in these matters. We engage outside experts as deemed necessary or appropriate to assist in the calculation of the liability, however management is responsible for evaluating the estimate. As information becomes available regarding changes in circumstances for ongoing contingent considerations, our potential liability is reassessed and adjusted as necessary. See Note 19 — Commitments and Contingencies for further information on contingencies.
Pension and Other Post-Retirement Benefits
The Company may be required to sponsor pension benefit plans, for certain international markets, which are unfunded and are not significant for the Company. The net periodic pension expense is actuarially determined on an annual basis by independent actuaries using the projected unit credit method. The determination of benefit expense requires assumptions such as the discount rate, which is used to measure service cost, benefit plan obligations and the interest expense on the plan obligations. Other significant assumptions include expected mortality, the expected rate of increase with respect to future compensation and pension. Because the determination of the cost and obligations associated with employee future benefits requires the use of various assumptions, there is measurement uncertainty inherent in the actuarial valuation process. Actual results will differ from results which are estimated based on assumptions.
The liability recognized in the Consolidated Balance Sheet is the present value of the defined benefit obligation at the end of the reporting period. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of high-quality corporate bonds that are denominated in the currency in which the benefits will be paid and that have terms to maturity approximating the terms of the related pension liability. The defined benefit obligation is included in Other non-current liabilities in the Consolidated Balance Sheets. All actuarial gains and losses that arise in calculating the present value of the defined benefit obligation are recognized immediately in accumulated deficit and included in the consolidated statement of comprehensive income (loss). See Note 11 — Pension and Other Post Retirement Benefits for balances and further details including an estimate of the impact on the consolidated financial statements from changes in the most critical assumptions.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Employer contributions to defined contribution plans are expensed as incurred, which is as the related employee service is rendered.
Certain prior year amounts have been reclassified to conform to current year presentation.
Taxation
The Company recognizes income taxes under the asset and liability method. Our income tax expense, deferred tax assets and liabilities, and reserves for unrecognized tax benefits reflect our best assessment of estimated current and future taxes to be paid. Significant judgments and estimates are required in determining the consolidated income tax expense for financial statement purposes. Deferred income taxes arise from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, which will result in taxable or deductible amounts in the future. In assessing the realizability of deferred tax assets, we consider future taxable income by tax jurisdiction and tax planning strategies. The Company records a valuation allowance to reduce our deferred tax assets to equal an amount that is more likely than not to be realized.
Changes in tax laws and tax rates could also affect recorded deferred tax assets and liabilities in the future. The calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations in a multitude of jurisdictions across our global operations. Accounting Standards Codification (ASC) Topic 740, Income Taxes, states that a benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits. The Company first records unrecognized tax benefits as liabilities in accordance with ASC 740 and then adjusts these liabilities when our judgment changes as a result of the evaluation of new information not previously available at the time of establishing the liability. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from our current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available.
Interest accrued related to unrecognized tax benefits and income tax related penalties are included in the provision for income taxes.
Deferred tax is provided on taxable temporary differences arising on investments in foreign subsidiaries, except where we intend, and are able, to reinvest such amounts on a permanent basis.
Revenue Recognition
The Company derives revenue by selling information on a subscription and single transaction basis as well as from performing professional services. The Company recognizes revenues when control of these services are transferred to the customer for an amount, referred to as the transaction price, that reflects the consideration to which the Company is expected to be entitled in exchange for those goods or services. The Company determines revenue recognition utilizing the following five steps: (1) identification of the contract with a customer, (2) identification of the performance obligations in the contract (promised goods or services that are distinct), (3) determination of the transaction price, (4) allocation of the transaction price to the performance obligations, and (5) recognition of revenues when, or as, the Company transfers control of the product or service for each performance obligation. Revenues are recognized net of discounts and rebates, as well as value added and other sales taxes. Cash received or receivable in advance of the delivery of the services or publications is included in deferred revenues. The Company disaggregates revenue based on revenue recognition pattern. Subscription based revenues are recognized over time whereas our transactional revenues are recognized at a point in time. The Company believes subscription and transaction is reflective of how the Company manages the business. The revenues recognition policies for the Company’s revenue streams are discussed below.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Subscription Revenues
Subscription-based revenues are recurring revenues that are earned under annual, evergreen or multi-year contracts pursuant to which we license the right to use our products to our customers. Revenues from the sale of subscription data and analytics solutions are typically invoiced annually in advance and recognized ratably over the year as revenues are earned. Subscription revenues are typically generated either on (i) an enterprise basis, meaning that the organization has a license for the particular product or service offering and then anyone within the organization can use it at no additional cost, (ii) a seat basis, meaning each individual that uses the particular product or service offering has to have his or her own license, or (iii) a unit basis, meaning that incremental revenues are generated on an existing subscription each time the product is used (e.g., a trademark or brand is searched or assessed).
Transactional Revenues
Transactional revenues are revenues that are earned under contracts for specific deliverables that are typically quoted on a product, data set or project basis and often derived from repeat customers, including customers that also generate subscription based revenues. Revenues from the sale of transactional products and services are invoiced according to the terms of the contract, typically in arrears. Transactional content sales are usually delivered to the customer instantly or in a short period of time, at which time revenues are recognized. In the case of professional services, these contracts vary in length from several months to years for multi-year projects and customers and typically invoices based on the achievement of milestones. Transactional revenues are typically generated on a unit basis, although for certain product and service offerings transactional revenues are generated on a seat basis. Transactional revenues may involve sales to the same customer on multiple occasions but with different products or services comprising the order.
Performance Obligations
Content Subscription:   Content subscription performance obligations are most prevalent in the Web of Science, Derwent, and Cortellis product lines. Content subscriptions are subscriptions that can only be accessed through the Company’s on-line platform for a specified period of time through downloads or access codes. In addition to the primary content subscription, these types of performance obligations can often include other performance obligations, such as training subscriptions, access to historical content, maintenance and other optional content. While revenues for these performance obligations are primarily recognized over the length of the contract (subscription revenues) there are instances where revenues could be recognized upon delivery (transactional revenue). Historical content and some optional content can be purchased via a perpetual license, which would be recognized upon delivery. Fees are typically paid annually at the beginning of each term.
Domain Registration Services:   This performance obligation relates to the MarkMonitor Product Line. This is a service to register domain names with the applicable registries, with the Company being responsible for monitoring the domain name expiration and paying the registry before expiration. In addition, the Company has an ongoing responsibility to ensure the domain name is maintained at the registry. Customers typically sign a 1 – 2 year contract, identifying specific domain names to be registered and tracked. Revenue is recognized over the term of the contract and fees are typically invoiced annually at the beginning of each contract term.
Search Services:   This performance obligation relates to the CompuMark Product Line. It is a comprehensive search report across multiple databases for a proposed trademark. The report is compiled by Clarivate’s analysts and sent to customers. Revenues are recognized upon delivery of the report. Fees are typically paid upon delivery.
Trademark Watch:   This performance obligation relates to the CompuMark Product Line. Trademark watch service is an annual subscription that allows customers to protect their trademarks from infringement by providing timely notification of newly filed or published trademarks. Revenues are recognized over the term of the contract, with fees paid annually at the beginning of each contract term.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Patent Management:   This performance obligation related to the IPM Product Line. The Company paid patent registration fees for customers in multiple countries to ensure their patents do not expire. Transaction fee Revenues were recognized at the time payment is made on the client’s behalf to the applicable patent office. Fees were paid annually at the beginning of each term.
Variable Consideration
In some cases, contracts provide for variable consideration that is contingent upon the occurrence of uncertain future events, such as retroactive discounts provided to the customers, indexed or volume based discounts, and revenues between contract expiration and renewal. Variable consideration is estimated at the expected value or at the most likely amount depending on the type of consideration. Estimated amounts are included in the transaction price to the extent it is probable that a significant reversal of cumulative revenues recognized will not occur when the uncertainty associated with the variable consideration is resolved. The estimate of variable consideration and determination of whether to include estimated amounts in the transaction price are based largely on an assessment of its anticipated performance and all information (historical, current, and forecasted) that is reasonably available to the Company.
Significant Judgments
Significant judgments and estimates are necessary for the allocation of the proceeds received from an arrangement to the multiple performance obligations and the appropriate timing of revenues recognition. Our contracts with customers often include promises to transfer multiple products and services to a customer. Determining whether products and services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment. Determining a standalone selling price that may not be directly observable amongst all the products and performance obligations requires judgment. Specifically, many Web of Science Product Line contracts include multiple product offerings, which may have both subscription and transactional revenues. Judgment is also required to determine whether the software license is considered distinct and accounted for separately, or not distinct and accounted for together with the subscription service and recognized over time for other products. The Company allocates value to primary content subscriptions or licenses and accompanying performance obligations, such as training subscriptions, access to historical content, maintenance and other optional content. When multiple performance obligations exist in a single contract, the transaction price is allocated to each performance obligation based on the standalone selling price of each performance obligation. The Company utilizes its standard price lists to determine the standalone selling price based on the product and country.
The Company allocates the transaction price to each performance obligation based on the best estimate of the standalone selling price of each distinct good or service in the contract. The transaction price in the contract is allocated at contract inception to the distinct good or service underlying each performance obligation in proportion to the standalone selling price. The standalone selling prices are based on the Company’s normal pricing practices when sold separately with consideration of market conditions and other factors, including customer demographics and geographic location. Discounts applied to the contract will be allocated based on the same proportion of standalone selling prices.
Cost to Obtain a Contract
Commission costs represent costs to obtain a contract and are considered contract assets. The Company pays commissions to the sales managers and support teams for earning new customers and renewing contracts with existing customers. These commission costs are capitalized within Prepaid expenses and other non-current assets on the Consolidated Balance Sheet. The costs are amortized to Selling, general and administrative expenses within the Consolidated Statements of Operations. The amortization period is between one and five years based on the estimated length of the customer relationship.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Deferred Revenues
The timing of revenue recognition may differ from the timing of invoicing to customers. We record deferred revenues when revenues are recognized subsequent to invoicing. For multi-year agreements, we generally invoice customers annually at the beginning of each annual coverage period and recognize revenues over the term of the coverage period.
Cost of Revenues, Excluding Depreciation and Amortization
Cost of revenues consists of costs related to the production and servicing of the Company’s offerings. These costs primarily relate to information technology, production and maintenance of content and personnel costs relating to professional services and customer service.
Selling, General and Administrative, Excluding Depreciation and Amortization
Selling, general and administrative includes compensation for support and administrative functions in addition to rent, office expenses, professional fees and other miscellaneous expenses. In addition, it includes selling and marketing costs associated with acquiring new customers or selling new products or product renewals to existing customers. Such costs primarily relate to wages and commissions for sales and marketing personnel.
Depreciation
Depreciation expense relates to the Company’s fixed assets including furniture & fixtures, hardware, and leasehold improvements. These assets are depreciated over their expected useful lives, and in the case of leasehold improvements over the shorter of their useful life or the life of the related lease.
Amortization
Amortization expense relates to the Company’s finite-lived intangible assets including databases and content, customer relationships, and computer software. These assets are being amortized over periods of 2 to 20 years.
Share-Based Compensation
Share-based compensation expense includes cost associated with stock options granted to certain members of key management. The fair value of stock options is estimated at the date of grant using the Black-Scholes option pricing model, which requires management to make certain assumptions of future expectations based on historical and current data. The assumptions include the expected term of the stock option, expected volatility, dividend yield, and risk-free interest rate. The expected term represents the amount of time that options granted are expected to be outstanding, based on forecasted exercise behavior. The risk-free rate is based on the rate at grant date of zero-coupon U.S. treasury notes with a term comparable to the expected term of the option. Expected volatility is estimated based on the historical volatility of comparable public entities’ stock price from the same industry. The Company’s dividend yield is based on forecasted expected payments, which are expected to be zero for current plan. The Company recognizes compensation expense over the vesting period of the award on a straight-line basis. The Company elects to recognize forfeitures as they occur.
Transaction Expenses
Transaction expenses are incurred by the Company to complete business transactions, including acquisitions and disposals, and typically include advisory, legal and other professional and consulting costs.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Transition, Integration and Other
Transition, integration and other related expenses provide for the costs of transitioning certain activities performed by the Former Parent to the Company to enable operation on a stand-alone basis. Transition full time employee expense represents labor costs of full time employees who are currently working on migration projects and being expensed. Their traditional role is application development, which was capitalized.
Other operating income (expense), net
Other operating income (expense), net includes a tax indemnification write down related to the 2016 Transaction for the year ended December 31, 2018. See Note 19: Commitments and Contingencies (Tax Indemnity) for further details. The gain on sale of the divested IPM Product Line and related assets is also included in the year ended December 31, 2018. See Note 5: Divested Operations for further details.
Interest Expense
Interest expense consists of interest expense related to our borrowings under the Term Loan Facility and the Notes as well as the amortization of debt issuance costs and interest related to certain derivative instruments.
Foreign Currency Translation
The operations of each of the Company’s entities are measured using the currency of the primary economic environment in which the subsidiary operates (“functional currency”). Nonfunctional currency monetary balances are re-measured into the functional currency of the operation with any related gain or loss recorded in Selling, general and administrative costs, excluding depreciation and amortization in the accompanying Consolidated Statements of Operations. Assets and liabilities of operations outside the U.S., for which the functional currency is the local currency, are translated into U.S. dollars using period-end exchange rates. Revenues and expenses are translated at the average exchange rate in effect during each fiscal month during the year. The effects of foreign currency translation adjustments are included as a component of Accumulated other comprehensive income (loss) in the accompanying Consolidated Balance Sheets.
Comprehensive Income (Loss)
Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from net income, transactions and other events or circumstances from non-owner sources.
Advertising and Promotion Costs
Advertising and promotion costs are expensed as of the first date that the advertisements take place. Advertising expense was approximately $12,150 and $14,416 for the years ended December 31, 2018 and 2017.
Legal Costs
Legal costs are expensed as incurred.
Debt Issuance Costs
Fees incurred to issue debt are generally deferred and amortized as a component of interest expense over the estimated term of the related debt using the effective interest rate method.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Earnings Per Share
The calculation of earnings per share is based on the weighted average number of common shares or common stock equivalents outstanding during the applicable period. The dilutive effect of common stock equivalents is excluded from basic earnings per share and is included in the calculation of diluted earnings per share. Potentially dilutive securities include outstanding stock options. Employee equity share options and similar equity instruments granted by the Company are treated as potential common shares outstanding in computing diluted earnings per share. Diluted shares outstanding are calculated based on the average share price for each fiscal period using the treasury stock method. Under the treasury stock method, the amount the employee must pay for exercising stock options, the amount of compensation cost for future service that the Company has not yet recognized, and the amount of benefits that would be recorded in additional paid-in capital when the award becomes deductible for tax purposes are assumed to be used to repurchase shares.
Newly Adopted Accounting Standards
In May 2014, the FASB issued new guidance related to revenues from contracts with customers which supersedes previous revenue recognition requirements. This new guidance affects any entity that enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. Areas of revenue recognition that are affected include, but are not limited to, transfer of control, variable consideration, allocation of transfer pricing, licenses, time value of money, contract costs and disclosures. We elected to adopt the standard using the full retrospective method effective January 1, 2018, which required us to revise each prior reporting period presented.
The Company implemented new policies, processes, and systems to enable both the preparation of financial information and internal controls over financial reporting in connection with its adoption of ASC 606. The most significant impact of the standard relates to our accounting for prepaid commissions as part of our cost of subscription contracts. Specifically, commissions paid for new customer sales are now being deferred over a five year life to match the new customer’s expected life and use of the Company’s own capitalized costs for related software technology. This five-year life is considered to cross products and capture the average value a customer benefits from purchasing the Company’s data and products. Additional impacts of the standard related to changes in the method of identifying performance obligations within our EndNote product of the Web of Science Product Line.
Adoption of the standard using the full retrospective method required us to restate certain previously reported results. Adoption of the standard related to revenue recognition impacted our previously reported results as follows:
	Year Ended December 31, 2017
	As Previously Reported*	New Revenue Standard Adjustment	As Adjusted
Statement of Operation
Revenues, net	$919,749	(2,115)	$917,634
Cost of revenues, excluding depreciation and amortization	(394,264)	49	(394,215)
Selling, general and administrative costs, excluding depreciation and amortization	(346,836)	3,693	(343,143)
Total operating expenses	(1,068,403)	3,742	(1,064,661)
Loss from operations	(148,654)	1,627	(147,027)
Loss before income tax	(286,850)	1,627	(285,223)
Net Loss	$(265,557)	$1,627	$(263,930)

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

	December 31, 2017
	As Previously Reported	New Revenues Standard Adjustment	As Adjusted
Balance Sheet
Prepaid expenses	$29,465	$(1,070)	$28,395
Total current assets	444,978	(1,070)	443,908
Other non-current assets	54,569	5,460	60,029
Total assets	4,000,721	4,390	4,005,111
Current portion of deferred revenues	356,002	5,258	361,260
Total current liabilities	655,815	5,258	661,073
Total liabilities	2,713,747	5,258	2,719,005
Accumulated deficit	(389,231)	(868)	(390,099)
Total Shareholders’ Equity	1,286,974	(868)	1,286,106
Total Liabilities and Shareholders’ Equity	$4,000,721	$4,390	$4,005,111

*
Reflects additional reclassifications of certain expenses to align the presentation with how the Company currently manages these expenses. Refer to Note 1 — Background and Nature of Operations for further details.

In August 2016, the FASB issued new guidance, ASU 2016-15, related to the statement of cash flows which addresses eight specific cash flow classification issues to reduce diversity in practice. This guidance is effective for the Company for annual reporting periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2017. The guidance should be applied on a retrospective basis. The Company adopted the standard beginning on January 1, 2018. The adoption has no material impact on the consolidated financial statements.
In October 2016, the FASB issued new guidance, ASU 2016-16, for intra-entity transfers of assets other than inventory. This standard requires that an entity should recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Consequently, the amendments in this standard eliminate the exception for an intra-entity transfer of an asset other than inventory. This guidance is effective for annual reporting periods beginning after December 15, 2017, and interim reporting periods within annual reporting periods beginning after December 15, 2017. The Company adopted the standard effective January 1, 2018. The adoption has no material impact on the consolidated financial statements.
In January 2017, the FASB issued new guidance, ASU 2017-01, which clarifies the requirements needed for assets and activities to meet the definition of a business which affects multiple areas of accounting including acquisitions, disposals, goodwill and consolidations. This guidance is effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2017. The Company adopted the standard beginning on January 1, 2018. The adoption has no material impact on the consolidated financial statements.
In February 2017, the FASB issued new guidance, ASU 2017-05, which clarifies the accounting for derecognition (e.g. sales) of nonfinancial assets in contracts with non-customers and defines what is considered an in substance nonfinancial asset. The new standard is effective at the same time of adoption of ASU 2014-09. The Company adopted the standard effective January 1, 2018. The standard did not have a material impact on the consolidated financial statements.
In March 2017, the FASB issued new guidance, ASU 2017-07, which changes how the net periodic benefit cost of defined benefit and other post retirement benefit plans is presented in the statements of operations. Under the new guidance, the service cost would be presented as a component of operating

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

expenses in the same line item or items as employee compensation costs, and the other components of net periodic benefit cost would be presented outside of operating income. Further, the only component that would be eligible for capitalization into assets such as inventory would be service cost. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2017. The guidance is required to be applied on a retrospective basis, with the exception that the guidance regarding capitalization of service cost is to be applied on a prospective basis. The Company elected to adopt the standard effective January 1, 2018. The standard did not have a material impact on the consolidated financial statements.
In August 2017, the FASB issued guidance, ASU 2017-12, which provides targeted improvements to the accounting for hedging activities to better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. The Company early adopted effective January 1, 2018 with a modified retrospective transition method. The standard did not have a material impact on the consolidated financial statements.
In February 2018, the FASB issued guidance, ASU 2018-02, which allows companies to reclassify the tax effects stranded in Accumulated Other Comprehensive Income resulting from The Tax Cuts and Jobs Act to retained earnings. The guidance is effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The amendments in this Update should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. Early adoption is permitted, including adoption in any interim period. The Company elected to adopt the standard effective December 31, 2018. The standard did not have a material impact on the consolidated financial statements.
Recently Issued Accounting Standards
In February 2016, the FASB issued new guidance, ASU 2016-02, related to leases in which lessees will be required to recognize assets and liabilities on the balance sheet for leases having a term of more than 12 months. Recognition of these lease assets and lease liabilities represents a change from previous GAAP, which did not require lease assets and lease liabilities to be recognized for operating leases. Qualitative disclosures along with specific quantitative disclosures will be required to provide enough information to supplement the amounts recorded in the financial statements so that users can understand more about the nature of an entity’s leasing activities. The Company has elected to adopt the standard effective January 1, 2019.
The provisions of ASU 2016-02 are effective for the Company’s fiscal year beginning January 1, 2019, including interim periods within that fiscal year. The Company plans to elect the package of practical expedients included in this guidance, which allows it to not reassess whether any expired or existing contracts contain leases, the lease classification for any expired or existing leases, and the initial direct costs for existing leases. The Company does not plan to recognize short-term leases on its Consolidated Balance Sheet, and will recognize those lease payments in the Consolidated Statements of Operations on a straight-line basis over the lease term.
In July 2018, the FASB issued ASU 2018-11, Leases — Targeted Improvements, as an update to the previously-issued guidance. This update added a transition option which allows for the recognition of a cumulative effect adjustment to the opening balance of retained earnings in the period of adoption without recasting the financial statements in periods prior to adoption. The Company plans to elect this transition option.
At adoption, the Company expects to recognize a material increase in total assets and total liabilities resulting from the recognition of right-of-use assets and the related lease liabilities initially measured at the present value of its future operating lease payments. The Company continues to evaluate the impacts of

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

adopting this guidance on its 2019 Consolidated Balance Sheet, Statement of Operations, Statement of Cash Flows, and is updating processes and internal controls to meet the new reporting and disclosure requirements in ASU 2016-02. The Company believes the most significant impact relates to its accounting for real estate leases. We do not anticipate significant impact from leases embedded in service contracts, significant changes to cash flows, or changes to our lease portfolio prior to adoption. The adoption of this standard will have no impact on the Company’s covenant compliance under its current debt agreements.
In June 2016, the FASB issued new guidance, ASU 2016-13, related to measurement of credit losses on financial instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. This new guidance replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. The guidance is effective for annual reporting periods beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2019. The Company is currently in the process of evaluating the impact of the adoption of this standard on its consolidated financial statements.
In January 2017, the FASB issued new guidance, ASU 2017-04, which simplifies testing goodwill for impairment by eliminating Step 2 from the goodwill impairment test as described in previously issued guidance. The guidance is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. The Company is currently in the process of evaluating the impact of the adoption of this standard on its consolidated financial statements.
In June 2018, the FASB issued guidance, ASU 2018-07, which simplifies the accounting for nonemployee share-based payment transactions. The guidance is effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. The Company is currently in the process of evaluating the impact of the adoption of this standard on its consolidated financial statements.
In July 2018, the FASB issued guidance, ASU 2018-09, Codification Improvements, which clarifies guidance that may have been incorrectly or inconsistently applied by certain entities. The guidance is effective for all entities for fiscal years beginning after December 15, 2018. The Company is currently in the process of evaluating the impact of the adoption of this standard on its consolidated financial statements.
In August 2018, the FASB issued guidance, ASU 2018-13, which modifies the disclosure requirements on fair value measurements. The guidance is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted. The Company is currently in the process of evaluating the impact of the adoption of this standard on its consolidated financial statements.
In August 2018, the FASB issued guidance, ASU 2018-14, which modifies the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The guidance is effective for all entities for fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company is currently in the process of evaluating the impact of the adoption of this standard on its consolidated financial statements.
In August 2018, the FASB issued guidance, ASU 2018-15, which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internaluse software license). The accounting for the service element of a hosting arrangement that is a service contract is not affected by the amendments in this Update. The guidance is effective for all entities for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. The Company is currently in the process of evaluating the impact of the adoption of this standard on its consolidated financial statements.
There were no other new accounting standards that we expect to have a material impact to our financial position or results of operations upon adoption.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Note 4:   Business Combinations
On October 25, 2018, Clarivate closed on the acquisition of TrademarkVision USA, LLC (“TrademarkVision”), an artificial intelligence technology start-up organization headquartered in Brisbane, Australia. The total purchase price for the acquisition consisted of  $20,042 in closing date net cash consideration, subject to subsequent working capital adjustments, plus potential earn-out cash payments dependent upon achievement of certain milestones and financial performance metrics. The fair market value of the liability associated with the earn-out was $4,115 on the date of acquisition. Subsequent changes in the fair value will be included within the Consolidated Statement of Operations. Additionally, the excess value of the total purchase price over the estimated fair value of our identifiable assets and liabilities upon the closing of the acquisition of  $19,205 was allocated to goodwill. The consolidated financial statements include the results of the acquisition subsequent to the closing date. TrademarkVision and its revolutionary image recognition software search tool for trademarks will join the trademark clearance and protection partner CompuMark.
In March 15, 2018, the Company acquired all of the outstanding stock of Kopernio (“Kopernio”), an artificial-intelligence technology startup, for $3,497. The Kopernio acquisition was accounted for using the acquisition method of accounting. As a result of the Kopernio acquisition and the application of purchase accounting, Kopernio’s identifiable assets and liabilities were adjusted to their estimated fair market values as of the closing date, which included a finite life intangible of  $1,258 relating to computer software. Additionally, the excess value of the total purchase price over the estimated fair value of our identifiable assets and liabilities upon the closing of the acquisition of  $2,322 was allocated to goodwill. The consolidated financial statements include the results of the acquisition subsequent to the closing date.
On June 1, 2017, the Company acquired all assets, liabilities and equity interests of Publons Limited and its wholly -owned subsidiary (“Publons”). Total net cash consideration for the acquisition was $7,401, plus potential future cash payments of up to $9,500 contingent upon Publons achieving certain milestones or financial and non-financial performance targets through 2020, including platform users and reviews. The fair market value of the liability associated with the earn-out was $5,900 on the date of acquisition. Subsequent changes in the fair value will be included within the Consolidated Statement of Operations. Publons is a researcher-facing peer-review data and recognition platform. The acquisition of Publons, its platform and data, is believed to increase the value of multiple existing Company products, while supporting researchers in the process. The consolidated financial statements include the results of the acquisitions subsequent to the closing date.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

The fair value of identifiable assets acquired and liabilities assumed for all acquisitions at closing during 2018 and 2017, respectively, which were adjusted for qualifying measurement period adjustments, net of cash acquired, and contingent consideration liabilities incurred in relation to the acquisitions are summarized below:
	2018	2017
Other current assets	$706	$51
Finite-lived intangible assets	7,928	3,600
Indefinite-lived intangible assets	—	70
Goodwill	21,527	9,767
Other non-current assets	38	14
Total assets	30,199	13,502
Current liabilities	491	182
Non-current liabilities	2,054	19
Total liabilities	2,545	201
Net assets acquired	$27,654	$13,301

None of the goodwill associated with any of the business combinations above will be deductible for income tax purposes. Pro forma information is not presented for these acquisitions as the aggregate operations of the acquisitions were not significant to the overall operations of the Company.
Note 5:   Divested Operations
Effective October 1, 2018, all assets, liabilities and equity interest of the IP Management (IPM) Product Line and related assets were sold to CPA Global for a total purchase price of  $100,130. Proceeds received were inclusive of amounts subject to working capital adjustments of  $6,135, which are recorded in Accrued expenses and other current liabilities on the Consolidated Balance Sheet. Net proceeds received excluded Cash and cash equivalents and Restricted cash of  $25,382. The results of the IPM Product Line and related assets are included in the Consolidated Statement of Operations through September 30, 2018. As a result of the sale, the Company recorded a net gain on sale of  $36,072, inclusive of incurred transaction costs of  $3,032 in connection with the divestiture. The gain on sale is included in Other operating income (expense), net within the Consolidated Statement of Operations. As a result of the sale, the Company wrote off Goodwill in the amount of  $49,349.
The Company used $31,378 of the proceeds to pay down the Term Loan Facility on October 31, 2018. See Note 12: Debt, for further details.
The divestiture of the IPM Product Line and related assets does not represent a strategic shift that is expected to have a major effect on the Company’s operations or financial results, as defined by ASC 205-20, Discontinued Operations; as a result, the divestiture does not meet the criteria to be classified as discontinued operations.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Note 6:   Computer Hardware and Other Property, Net
Computer hardware and other property consisted of the following:
	December 31,
	2018	2017
Computer hardware	$18,130	$11,238
Leasehold improvements	13,298	13,885
Furniture, fixtures and equipment	6,816	6,768
Total computer hardware and other property	38,244	31,891
Accumulated depreciation	(17,603)	(8,881)
Total computer hardware and other property, net	$20,641	$23,010

Depreciation amounted to $9,422 for the year ended December 31, 2018. Depreciation amounted to $6,997 for the year ended December 31, 2017.
Note 7:   Identifiable Intangible Assets, net
The Company’s identifiable intangible assets consist of the following:
	December 31, 2018			December 31, 2017
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Finite-lived intangible assets
Customer relationships	$291,503	$(164,611)	$126,892	$299,886	$(95,606)	$204,280
Databases and content	1,725,878	(233,733)	1,492,145	1,733,304	(130,271)	1,603,033
Computer software	268,704	(97,570)	171,134	235,420	(52,696)	182,724
Finite-lived intangible assets	2,286,085	(495,914)	1,790,171	2,268,610	(278,573)	1,990,037
Indefinite-lived intangible assets
Trade names	168,349	—	168,349	170,050	—	170,050
Total intangible assets	$2,454,434	$(495,914)	$1,958,520	$2,438,660	$(278,573)	$2,160,087

The Company performed the indefinite-lived impairment test as of October 1, 2018. As part of this analysis, the Company determined that its trade name, with a carrying value of  $168,349, and $170,050 as of December 31, 2018 and 2017, respectively, was not impaired and will continue to be reported as indefinite-lived intangible assets.
The weighted-average amortization period for each class of finite-lived intangible assets and for total finite-lived intangible assets, which range between two and 20 years, is as follows:
Remaining Weighted-Average Amortization Period (in years)
Customer relationships	10.6
Databases and content	14.9
Computer software	4.9
Total	13.9

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Amortization amounted to $227,803 for the year ended December 31, 2018. Amortization amounted to $221,466 for the year ended December 31, 2017.
Estimated amortization for each of the five succeeding years as of December 31, 2018 is as follows:
2019	$176,545
2020	158,807
2021	149,326
2022	117,865
2023	113,545
Thereafter	1,036,411
Subtotal finite-lived intangible assets	1,752,499
Internally developed software projects in process	37,672
Total finite-lived intangible assets	1,790,171
Intangibles with indefinite lives	168,349
Total intangible assets	$1,958,520

Note 8:   Goodwill
The change in the carrying amount of goodwill is shown below:
Balance as of December 31, 2016	$1,305,571
Acquisition	9,767
Measurement period adjustments	(4,175)
Impact of foreign currency fluctuations and other	90
Balance as of December 31, 2017	$1,311,253
Acquisition	21,527
Disposals	(49,349)
Impact of foreign currency fluctuations and other	(512)
Balance as of December 31, 2018	$1,282,919

The Company performed the goodwill impairment test as of October 1, 2018 and 2017. Additionally, the Company reviewed goodwill for indicators of impairment at December 31, 2018 and 2017.
Goodwill represents the purchase price in excess of the fair value of the net assets acquired in a business combination. If the carrying value of a reporting unit exceeds the implied fair value of that reporting unit, an impairment charge to goodwill is recognized for the excess. The Company’s reporting units are one level below the operating segment, as determined in accordance with ASC 350. For the years ended December 31, 2017 and 2018, the Company had one reporting unit and five reporting units, respectively. The number of reporting units increased during 2018 due to a change in the Company’s reporting structure resulting in five reporting units.
The Company estimates the fair value of its reporting units using the income approach, which is a change from the previous year, which used a market approach. Under the income approach, the fair value of a reporting unit is calculated based on the present value of estimated cash flows. No indicators of impairment existed as a result of the Company’s assessments. However, based on the results of the 2018 annual impairment analysis performed, the Company has determined that the Derwent Product Line, previously known as the Intellectual Property & Standard (“IP&S”), reporting unit is at risk of a future

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

goodwill impairment. The total goodwill associated with this reporting unit was approximately $130,381 as of December 31, 2018. Based on the latest annual impairment test, the estimated fair value of the Derwent Product Line reporting unit is approximately 2% above its carrying value.
In connection with the 2016 Transaction, during the third quarter of 2017, the Company recorded measurement period adjustments due to additional analysis of facts and circumstances that existed after closing, which increased computer hardware and other property by $3,925, decreased accounts receivable by $614, decreased other current liabilities by $360, and decreased other non-current liabilities by $504. These adjustments resulted in an decrease to goodwill of  $4,175. None of these measurement period adjustments had a material impact on the Company’s results of operations. Effective October 1, 2018, the Company divested the IPM Product Line, which included $49,349 of goodwill. See Note 5: Divested Operations for further details.
Note 9:   Derivative Instruments
Prior to the sale of the IPM Product Line and related assets, the Company entered into forward contracts in order to mitigate exposure from changes in foreign currency exchange rates related to certain foreign denominated payables. We utilized derivative instruments to help us manage these risks. The maximum term of the forward contracts was six months with the majority of forward contracts having a term of one month. The Company recorded these forward contracts in either Accounts receivable or Accrued expenses and other current liabilities at fair value in the Consolidated Balance Sheets and recognized changes in the fair value of these forward contracts through earnings, as these instruments had not been designated as hedges.
The IPM Product Line and related assets, which was divested on October 1, 2018, had forward contracts with notional values of  $36,639 at December 31, 2017. Losses/(gains) on the forward contracts amounted to $240 and $(1,479) for the years ended December 31, 2018 and 2017, respectively, and were recorded in Revenues, net in the Consolidated Statements of Operations. The cash flows from forward contracts were reported as operating activities in the Consolidated Statements of Cash Flows. The fair value of the forward contracts was $83 at December 31, 2017. The fair value of the forward contracts was recorded in Other current assets in the Consolidated Balance Sheets.
Effective March 31, 2017, the Company entered into interest rate swap arrangements with counterparties to reduce its exposure to variability in cash flows relating to interest payments on $300,000 of its outstanding Term Loan arrangements. Additionally, effective February 28, 2018, the Company entered into another interest rate swap relating to interest payments on $50,000 of its outstanding Term Loan arrangements. These hedging instruments mature on March 31, 2021. The Company applies hedge accounting by designating the interest rate swaps as a hedge on applicable future quarterly interest payments. This interest rate swap was effective as of December 31, 2018 and 2017. The fair value of the interest rate swaps is recorded in Other long-term assets according to the duration of related cash flows. The total fair value of interest rate swap asset was $3,644 and $1,107 at December 31, 2018 and 2017, respectively.
Note 10:   Fair Value Measurements
The Company records certain assets and liabilities at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy that prioritizes the inputs used to measure fair value is described below. This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:
•
Level 1 — Quoted prices in active markets for identical assets or liabilities.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

•
Level 2 — Observable inputs other than quoted prices include in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

•
Level 3 — Unobservable inputs that are support by little or no market activity. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

Below is a summary of the valuation techniques used in determining fair value:
Derivatives — Derivatives consist of foreign exchange contracts and interest rate swaps. The fair value of foreign exchange contracts is based on observable market inputs of spot and forward rates or using other observable inputs. The fair value of the interest rate swaps is the estimated amount that the Company would receive or pay to terminate such agreements, taking into account market interest rates and the remaining time to maturities or using market inputs with mid-market pricing as a practical expedient for bid-ask spread. See Note 9 — Derivative Instruments for additional information.
Contingent consideration — The Company values contingent consideration related to business combinations using a weighted probability calculation of potential payment scenarios discounted at rates reflective of the risks associated with the expected future cash flows. Key assumptions used to estimate the fair value of contingent consideration include revenues, net new business and operating forecasts and the probability of achieving the specific targets. See Note 4 — Business Combinations for additional information.
The following inputs and assumptions were used to value the foreign exchange contract derivative liabilities outstanding during the years ended December 31, 2018 and 2017:
	December 31,
	2018	2017
Discount Rate	N/A	1.26 – 1.5%
The carrying value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and other accruals readily convertible into cash approximate fair value because of the short-term nature of the instruments. Additionally, the Company has a long-term indemnification asset from the Former Parent, the amount of which is equal to certain tax liabilities incurred prior to the 2016 Transaction. The carrying amount approximates fair value because settlement is expected to be based on the underlying tax amount. The carrying value of the Company’s variable interest rate debt, excluding unamortized debt issuance costs and original issue discount, approximates fair value due to the short-term nature of the interest rate bench mark rates. The fair value of the fixed rate debt is estimated based on market observable data for debt with similar prepayment features. The fair value of the Company’s debt was $1,950,318 and $2,093,827 at December 31, 2018 and 2017, respectively. The fair value is considered Level 2 under the fair value hierarchy.
Assets and Liabilities Recorded at Fair Value on a Recurring Basis
The Company has determined that its forward contracts, included in Other current assets, along with the interest rate swaps, included in Accrued expenses and other current liabilities and Other non-current liabilities according to the duration of related cash flows, reside within Level 2 of the fair value hierarchy.
The earn-out liability is recorded in Accrued expenses and other current liabilities and Other non-current liabilities and is classified as Level 3 in the fair value hierarchy. Additionally, the earn-out relates to the TrademarkVision and the Publons acquisitions that occurred in 2018 and 2017, respectively. The amount payable is contingent upon the achievement of certain company specific milestones and performance metrics over a 1-year and 3-year period, respectively, including number of cumulative users,

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

cumulative reviews and annual revenues. In accordance with ASC 805, we estimated the fair value of the earn-out using a Monte Carlo simulation. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement as defined in ASC 820. Significant changes in the key assumptions and inputs could result in a significant change in the fair value measurement of the earn-out. As of December 31, 2018, there were no significant changes in the range of outcomes for the earn out.
There were no transfers of assets or liabilities between levels during the years ended December 31, 2018 and 2017.
The following inputs and assumptions were used to value the earn-out liability as of December 31, 2018:
TrademarkVision
Risk free rate	2.77%
Discount rate	8.09%
Expected life (in years)	1.54
Publons
Risk free rate	2.34 – 2.63%
Discount rate	9.23 – 9.72%
Expected life (in years)	1.04 – 3.04
The following inputs and assumptions were used to value the earn-out liability as of December 31, 2017:
Publons
Risk free rate	1.17 – 1.62%
Discount rate	11.44 – 11.90%
Expected life (in years)	1.12 – 4.12
The following table presents the changes in the earn-out, the only Level 3 item, for the years ended December 31, 2018 and 2017.
Balance as of December 31, 2016	$—
Earn-out liability	5,900
Balance at December 31, 2017	5,900
Business combinations	4,115
Payment of Earn-out liability(1)	(2,470)
Revaluations included in earnings	(470)
Balance as of December 31, 2018	$7,075

(1)
See Note 19: Commitments and Contingencies for further details.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

The following table provides a summary of the Company’s assets and liabilities that were recognized at fair value on a recurring basis as at December 31, 2018 and 2017:
	December 31, 2018
	Level 1	Level 2	Level 3	Total Fair Value
Assets
Interest rate swap asset	$—	$3,644	$—	$3,644
	—	3,644	—	3,644
Liabilities
Earn-out	—	—	7,075	7,075
Total	$—	$—	$7,075	$7,075

	December 31, 2017
	Level 1	Level 2	Level 3	Total Fair Value
Assets
Forward contracts asset	$—	$83	$—	$83
Interest rate swap asset	—	1,107	—	1,107
	—	1,190	—	1,190
Liabilities
Earn-out Liability	—	—	5,900	5,900
Total	$—	$—	$5,900	$5,900

Non-Financial Assets Valued on a Non-Recurring Basis
The Company’s long-lived assets, including goodwill and finite-lived intangible assets subject to amortization, are measured at fair value on a non-recurring basis. These assets are measured at cost but are written-down to fair value, if necessary, as a result of impairment. There have been no impairments of the Company’s long-lived assets during any of the periods presented.
Finite-lived Intangible Assets — If a triggering event occurs, the Company determines the estimated fair value of finite-lived intangible assets by determining the present value of the expected cash flows.
Indefinite-lived Intangible Asset — If a qualitative analysis indicates that it is more likely than not that the estimated fair value is less than the carrying value of an indefinite-lived intangible asset, the Company determines the estimated fair value of the indefinite-lived intangible asset (trade name) by determining the present value of the estimated royalty payments on an after-tax basis that it would be required to pay the owner for the right to use such trade name. If the carrying amount exceeds the estimated fair value, an impairment loss is recognized in an amount equal to the excess.
Note 11:   Pension and Other Post-Retirement Benefits
Retirement Benefits
Defined contribution plans
Employees participate in various defined contribution savings plans that provide for Company-matching contributions. Costs for future employee benefits are accrued over the periods in which employees earn the benefits. Total expense related to defined contribution plans was $13,170 for the year ended December 31, 2018 and $12,488 for the year ended December 31, 2017, which approximates the cash outlays related to the plans.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Defined benefit plans
A limited number of employees participate in noncontributory defined benefit pension plans that are maintained in certain international markets. The plans are managed and funded to provide pension benefits to covered employees in accordance with local regulations and practices. The Company’s obligations related to the defined benefit pension plans is in Accrued expenses and other current liabilities and Other non-current liabilities.
The following table presents the changes in projected benefit obligations, the plan assets, and the funded status of the defined benefit pension plans:
	December 31,
	2018	2017
Obligation and funded status:
Change in benefit obligation
Projected benefit obligation at beginning of year	$14,258	$13,621
Service costs	888	442
Interest cost	283	168
Plan participant contributions	109	—
Actuarial (gain)/losses	29	(640)
Divestiture	(138)	—
Benefit payments	(274)	(123)
Expenses paid from assets	(35)	—
Effect of foreign currency translation	(634)	790
Projected benefit obligation at end of year	$14,486	$14,258
Change in plan assets
Fair value of plan assets at beginning of year	$5,062	$5,062
Actual return on plan assets	95	—
Plan participant contributions	109	—
Employer contributions	460	123
Benefit payments	(274)	(123)
Expenses paid from assets	(35)	—
Effect of foreign currency translation	(233)	—
Fair value of plan assets at end of year	5,184	5,062
Unfunded status	$(9,302)	$(9,196)

The following table summarizes the amounts recognized in the consolidated balance sheets related to the defined benefit pension plans:
	December 31,
	2018	2017
Current liabilities	$(443)	$(342)
Non current liabilities	$(8,859)	$(8,854)
AOCI	$(1,054)	$(1,252)

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

The following table provides information for those pension plans with an accumulated benefit obligation in excess of plan assets and projected benefit obligations in excess of plan assets:
	December 31,
	2018	2017
Plans with accumulated benefit obligation in excess of plan assets:
Accumulated benefit obligation	$13,605	$13,499
Fair value of plan assets	$5,184	$5,062
Plans with projected benefit obligation in excess of plan assets:
Projected benefit obligation	$14,486	$14,258
Fair value of plan assets	$5,184	$5,062
The components of net periodic benefit cost changes in plan assets and benefit obligations recognized in other comprehensive loss were as follows:
	December 31,
	2018	2017
Service cost	$888	$442
Interest cost	283	168
Expected return on plan assets	(150)	—
Amortization of actuarial gains	(78)	(4)
Net period benefit cost	$943	$606

The following table presents the weighted-average assumptions used to determine the net periodic benefit cost as of:
	December 31,
	2018	2017
Discount rate	2.31%	2.38%
Expected return on plan assets	3.00%	—%
Rate of compensation increase	3.76%	4.56%
Social Security increase rate	2.50%	2.50%
Pension increase rate	1.80%	2.00%
The following table presents the weighted-average assumptions used to determine the benefit obligations as of:
	December 31,
	2018	2017
Discount rate	2.26%	2.31%
Rate of compensation increase	3.68%	3.76%
Social Security increase rate	2.50%	2.50%
Pension increase rate	1.80%	1.80%
The Company determines the assumptions used to measure plan liabilities as of the December 31 measurement date.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

The discount rate represents the interest rate used to determine the present value of the future cash flows currently expected to be required to settle the Company’s defined benefit pension plan obligations. The discount rates are derived using weighted average yield curves on corporate bonds. The cash flows from the Company’s expected benefit obligation payments are then matched to the yield curve to derive the discount rates. At December 31, 2018, the discount rates ranged from 0.40% to 7.10% for the Company’s pension plan and postretirement benefit plan. At December 31, 2017, the discount rates ranged from 0.45% to 7.10% for the Company’s pension plan and postretirement benefit plan.
Plan Assets
The general investment objective for our plan assets is to obtain a rate of investment return consistent with the level of risk being taken and to earn performance rates of return as required by local regulations for our defined benefit plans. For such plans, the strategy is to invest primarily 100% in insurance contracts. Plan assets held in insurance contracts do not have target asset allocation ranges. The expected long-term return on plan assets is estimated based off of historical and expected returns. As of December 31, 2018, the expected weighted-average long-term rate of return on plan assets was 3%.
The fair value of our plan assets and the respective level in the far value hierarchy by asset category is as follows:
	December 31, 2018				December 31, 2017
	Level 1	Level 2	Level 3	Total Assets	Level 1	Level 2	Level 3	Total Assets
Fair value measurement of pension plan assets:
Insurance contract	$—	—	5,184	$5,184	$—	—	5,062	$5,062
The fair value of the insurance contracts is an estimate of the amount that would be received in an orderly sale to a market participant at the measurement date. The amount the plan would receive from the contract holder if the contracts were terminated is the primary input and is unobservable. The insurance contracts are therefore classified as Level 3 investments.
The following table provides the estimated pension benefit payments that are payable from the plans to participants as of December 31, 2018 for the following years:
2019	$488
2020	610
2021	489
2022	643
2023	781
2024 to 2027	4,923
Total	$7,934

Based on the current status of our defined benefit obligations, we expect to make payments in the amount of  $274 to fund these plans in 2019. However, this estimate may change based on future regulatory changes.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Note 12:   Debt
The following is a summary of the Company’s debt:
		December 31, 2018		December 31, 2017
Type	Maturity	Effective Interest Rate	Carrying Value	Effective Interest Rate	Carrying Value
Senior Unsecured Notes	2024	7.875%	$500,000	7.875%	$500,000
Term Loan Facility	2023	5.729%	1,483,993	4.700%	1,530,700
The Revolving Credit Facility	2021	5.754%	5,000	—%	—
The Revolving Credit Facility	2021	5.729%	40,000	4.751%	30,000
Total debt outstanding			2,028,993		2,060,700
Debt issuance costs			(34,838)		(43,086)
Term Loan Facility, discount			(3,633)		(4,534)
Short-term debt, including current portion of long-term debt			(60,345)		(45,345)
Long-term debt, net of current portion and debt issuance costs			$1,930,177		$1,967,735

The loans were priced at market terms and collectively have a weighted average interest rate and term of 6.259% and 5.473% for the year ended December 31, 2018 and 2017, respectively.
Senior Unsecured Notes
On October 3, 2016, in connection with the 2016 Transaction, Camelot Finance S.A., a wholly-owned subsidiary of the Company, issued senior unsecured notes (“Notes”) in an aggregate principal amount of $500,000. The Notes bear interest at a rate of 7.875% per annum, payable semi-annually to holders of record in April and October and mature in October 2024. The first interest payment was made April 2017. The Notes include customary covenants, including covenants that restrict, subject to certain exceptions, Bidco’s, and certain of its subsidiaries’, ability to incur indebtedness, issue certain types of stock, incur liens, make certain investments, dispose of assets, make certain types of restricted payments, consolidate or merge with certain entities or enter into certain related party transactions.
The Notes are subject to redemption as a result of certain changes in tax laws or treaties of  (or their interpretation by) a relevant taxing jurisdiction at 100% of the principal amount, plus accrued and unpaid interest to the date of redemption, and upon certain changes in control at 101% of the principal amount, plus accrued and unpaid interest to the date of purchase. Additionally, at the Company’s election the Notes may be redeemed (i) prior to October 15, 2019 at a redemption price equal to 100% of the aggregate principal amount of Notes being redeemed plus a “make-whole” premium, plus accrued and unpaid interest to the date of redemption or (ii) on October 15 of each of the years referenced below based on the call premiums listed below, plus accrued and unpaid interest to the date of redemption.
Period	Redemption Price (as a percentage of principal)
2019	103.938%
2020	101.969%
2021 and thereafter	100.000%

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Senior Secured Credit Facility
The Company’s credit agreement, dated as of October 3, 2016 (“Credit Agreement”), initially consisted of a $1,550,000 Term Loan Facility and a $175,000 first lien senior secured revolving credit facility in an aggregate principal amount of  $175,000, with a letter of credit sub limit of  $25,000 (“Revolving Credit Facility”). The Revolving Credit Facility carries an interest rate at LIBOR plus 3.25% per annum or Prime plus a margin of 2.25% per annum, as applicable depending on the borrowing, and matures on October 3, 2021. The Revolving Credit Facility interest rate margins will decrease upon the achievement of certain first lien net leverage ratios (as the term is used in the Credit Agreement). The Term Loan Facility consisted of a $651,000 borrowing by Camelot Finance LP, a subsidiary of Onex Corporation, and an $899,000 borrowing by Camelot Cayman LP, a subsidiary of Onex Corporation (collectively “Tower Borrowers”). The proceeds of the loans to Tower Borrowers were, in turn, loaned to the Company in loans with identical principal amounts and substantially similar repayment terms. In addition to the interest rates above the Company pays 0.1% interest to the Tower Borrowers. Camelot Finance LP was dissolved on December 31, 2017, at which time Credit Suisse AG, Cayman Islands Branch, acting as the administrative agent for the respective portion of the Term Loan Facility, became the direct lender to the Company. The Term Loan Facility matures on October 3, 2023. Principal repayments under the Term Loan Facility are due quarterly in an amount equal to 0.25% of the aggregate outstanding principal amount borrowed under the Term Loan Facility on October 3, 2016 and on the maturity date, in an amount equal to the aggregate outstanding principal amount on such date, together in each case, with accrued and unpaid interest. In connection with the Term Loan Facility, the Company incurred $64,888 of debt issuance costs.
On April 6, 2017, and November 16, 2017, the Borrowers and the other loan parties entered into Amendments (the “Amendments”) to the Credit Agreement in order to (i) reduce the margins under the existing senior secured U.S. dollar-denominated Term Loan Facility to LIBOR plus 3.50%, and 3.25%, respectively, per annum (with a 1.00% LIBOR floor) or Prime plus 2.25% per annum, as applicable, and (ii) reset the prepayment premium of 101% on certain prepayments and amendments of the Term Loan Facility in connection with re-pricing events (“Amended Term Loan Facility”). In addition, the Company pays 0.1% interest to the Tower Borrowers. Effective December 31, 2017, the Company no longer pays interest to Camelot Finance LP. The Amended Term Loan Facility was $1,534,539. As a result of the Amendments, debt issuance costs and debt discounts of  $13,892, which had been capitalized in connection with the original Term Loan Facility issued on October 3, 2016, were written off to Interest expense, net in the Consolidated Statements of Operations as extinguishment charges for the year ended December 31, 2017. The Amendments also provided for a 0.25% step-down in margin once UK Holdco achieves a B2 corporate family rating from Moody’s. Except as noted above, all other terms of the Amended Term Loan Facility are substantially similar to terms of the Company’s existing Term Loan Facility.
Upon sale of the IPM Product Line and related assets, the Company made an excess cash payment of $31,378 toward the Company’s Term Loan Facility in accordance with the Credit Facility.
The Revolving Credit Facility provides for revolving loans, same-day borrowings and letters of credit pursuant to commitments in an aggregate principal amount of  $175,000 with a letter of credit sublimit of $25,000. Proceeds of loans made under the Revolving Credit Facility may be borrowed, repaid and reborrowed prior to the maturity of the Revolving Credit Facility. Our ability to draw under the Revolving Credit Facility or issue letters of credit thereunder will be conditioned upon, among other things, delivery of required notices, accuracy of the representations and warranties contained in the Credit Agreement and the absence of any default or event of default under the Credit Agreement.
With respect to the Amendments, the Company may be subject to certain negative covenants, including either a fixed charge coverage ratio, total first lien net leverage ratio, or total net leverage ratio if certain conditions are met. These conditions were not met and the Company was not required to perform these covenants as of December 31, 2018.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

The obligations of the borrowers under the Credit Agreement are guaranteed by UK Holdco and certain of its restricted subsidiaries and are collateralized by substantially all of UK Holdco’s and certain of its restricted subsidiaries’ assets (with customary exceptions described in the Credit Agreement). UK Holdco and its restricted subsidiaries are subject to certain covenants including restrictions on UK Holdco’s ability to pay dividends, incur indebtedness, grant a lien over its assets, merge or consolidate, make investments, or make payments to affiliates.
As of December 31, 2018, letters of credit totaling $2,002 were collateralized by the Revolving Credit Facility. Notwithstanding the Revolving Credit Facility, as of December 31, 2018 the Company had an unsecured corporate guarantee outstanding for $9,639 and cash collateralized letters of credit totaling $38, all of which were not collateralized by the Revolving Credit Facility. The Company borrowed $45,000 and $30,000 against the Revolving Credit Facility as of December 31, 2018 and 2017, respectively, to support current operations. The Company’s cash from operations is expected to meet repayment needs for the next twelve months.
Amounts due under all of the outstanding borrowings as of December 31, 2018 for the next five years are as follows:
2019	$60,345
2020	15,345
2021	15,345
2022	15,345
2023	1,422,613
Thereafter	500,000
Total maturities	2,028,993
Less: capitalized debt issuance costs and original issue discount	(38,471)
Total debt outstanding as of December 31, 2018	$1,990,522

Note 13:   Revenue
Disaggregated Revenues
The tables below show the Company’s disaggregated revenues for the periods presented:
	Years Ended December 31,
	2018	2017
Subscription revenues	$794,097	$785,717
Transaction revenues	177,523	181,590
Total revenues, gross	971,620	967,307
Deferred revenues adjustment(1)	(3,152)	(49,673)
Total Revenues, net	$968,468	$917,634

(1)
This accounting adjustment relates to the 2016 Transaction, which included a revaluation of deferred revenues to account for the difference in value between the customer advances retained by the Company upon the consummation of the 2016 Transaction and our outstanding performance obligations related to those advances.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Cost to Obtain a Contract
The Company has prepaid sales commissions included in both Prepaid expenses and Other non-current assets on the balance sheets. The amount of prepaid sales commissions included in Prepaid expenses was $10,407 and $8,285 as of December 31, 2018 and 2017, respectively. The amount of prepaid sales commissions included in Other non-current assets was $9,493 and $5,457 as of December 31, 2018 and 2017, respectively. Amortization expense of the commission balances amounted to $9,995 and $4,335 for the years ended December 31, 2018 and 2017, respectively. The Company has not recorded any impairments against these prepaid sales commissions.
Contract Balances
	Accounts receivables	Current portion of deferred revenues	Non-current portion of deferred revenues
Opening (1/1/2018)	$317,808	$361,260	$15,796
Closing (12/31/2018)	331,295	391,102	17,112
Increase/(decrease)	$(13,487)	$(29,842)	$(1,316)
Opening (1/1/2017)	$361,586	$333,944	$18,602
Closing (12/31/2017)	317,808	361,260	15,796
Increase/(decrease)	$43,778	$(27,316)	$2,806
The amount of revenues recognized in the period that were included in the opening deferred revenues current and long-term balances were $361,260. This revenue consists primarily of subscription revenue.
Transaction Price Allocated to the Remaining Performance Obligation
As of December 31, 2018, approximately $68,394 of revenue is expected to be recognized in the future from remaining performance obligations, excluding contracts with durations of one year or less. The Company expects to recognize revenue on approximately 63% of these performance obligations over the next 12 months. Of the remaining 37%, 21% is expected to be recognized within the following year, with the final 16% expected to be recognized within years 3 to 9.
Note 14:   Shareholders’ Equity
Shareholders’ Equity
In March 2017, the Company formed the Management Incentive Plan under which certain employees of the Company may be eligible to purchase shares of the Company. In exchange for each share purchase subscription, the purchaser is entitled to a fully vested right to an ordinary share. Additionally, along with a subscription, employees receive a corresponding number of options to acquire additional ordinary shares subject to five year vesting. See “Note 15 — Employment and Compensation Arrangements” for additional detail related to the options. The Company has received net subscriptions for 1,503 and 9,220 shares during the years ended December 31, 2018 and 2017, respectively. Additionally, the Company granted 500 ordinary shares in exchange for services provided during the year ended December 31, 2017. At December 31, 2018, the number of shares issued and outstanding under the Management Incentive Plan was 11,223.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Note 15:   Employment and Compensation Arrangements
Employee Incentive Plans
The Company’s 2016 Equity Incentive Plan provides for certain employees of the Company to be eligible to participate in equity ownership in the Company. Equity awards may be issued in the form of options to purchase shares of the Company which are exercisable upon the occurrence of conditions specified within individual award agreements. Equity awards may also be issued in the form of restricted shares with dividend rights subject to vesting terms and conditions specified in individual award agreements. Additionally, the Company may make available share purchase rights under the terms of the 2016 Equity Incentive Plan. Total share-based compensation expense included in the Consolidated Statements of Operations amounted to $13,715 and $17,663 for the years ended December 31, 2018 and 2017, respectively. The total associated tax benefits recognized amounted to $2,740 and $3,192 for the years ended December 31, 2018 and 2017, respectively.
The Company’s Management Incentive Plan provides for certain employees of the Company to be eligible to purchase shares of the Company. See Note 14 — Shareholders’ Equity for additional information. Along with each subscription, employees may receive a corresponding number of options to acquire additional ordinary shares subject to five year vesting.
The Company issues shares for stock options from authorized shares. At December 31, 2018, the Company was authorized to grant up to 250,000 stock options under its existing stock incentive plans. As of December 31, 2018 and 2017, 64,399 and 79,307, respectively, stock options have not been granted.
As of December 31, 2018 and 2017, there was $19,637 and $29,633, respectively, of total unrecognized compensation cost, related to outstanding stock options, which is expected to be recognized through 2023 with a remaining weighted-average service period of 5.0 years.
The Company’s stock option activity is summarized below:
	Number of Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding as of December 31, 2017	170,693	$1,572	9.3	$2,262
Granted	31,178	1,678	9.7	—
Forfeited and expired	(16,270)	1,601	—	—
Outstanding as of December 31, 2018	185,601	$1,587	8.5	$13,293
Vested and exercisable at December 31, 2018	50,364	$1,568	8.3	$3,880
The aggregate intrinsic value in the table above represents the difference between the Company’s most recent valuation and the exercise price of each in-the-money option on the last day of the period presented.
No stock options were exercised in the years ended December 31, 2018 or 2017. The weighted-average fair value of options granted per share was $244 and $253 as of December 31, 2018 and 2017, respectively.
The Company accounts for awards issued under the Equity Incentive Plan as additional contributions to equity. Share-based compensation includes expense associated with stock option grants which is estimated based on the grant date fair value of the award issued. Share-based compensation expense related to stock options is recognized over the vesting period of the award, which is generally five years, on a graded-scale basis. The Company uses the Black-Scholes option pricing model to estimate the fair value of options granted. The Black-Scholes model takes into account the fair value of an ordinary share and the contractual and expected term of the stock option, expected volatility, dividend yield, and risk-free interest rate. The fair value of our ordinary shares is determined utilizing an external third party pricing specialist. The contractual term of the option ranges from the 1 year to 10 years. While the Company does not have any history for expected terms, employees do not have any specific benefit to exercise the options before the

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

terms are met as the shares are not freely tradable, and as such an expected term near the high end of the contractual range is deemed most appropriate. Expected volatility is the average volatility over the expected terms of comparable public entities from the same industry historical data. The risk-free interest rate is based on a treasury rate with a remaining term similar to the contractual term of the option. The Company is recently formed and at this time does not expect to distribute any dividends. The Company recognizes forfeitures as they occur and does not expect to have material forfeitures. The assumptions used to value the Company’s options granted during the period presented and their expected lives were as follows:
	December 31,
	2018	2017
Weighted-average expected dividend yield	—	—
Expected volatility	21.00 – 23.05%	24.84 – 27.90%
Weighted-average expected volatility	21.86%	27.50%
Weighted-average risk-free interest rate	3.02%	2.53%
Expected life (in years)	8.5	9.0
Note 16:   Income Taxes
Income tax (benefit)/expense on income/(loss) analyzed by jurisdiction is as follows:
	Years Ended December 31,
	2018	2017
Current
U.K.	$1,014	$(142)
U.S. Federal	6,395	5,202
U.S. State	2,146	833
Other	11,061	8,552
Total current	20,616	14,445
Deferred
U.K.	85	(427)
U.S. Federal	(5,465)	(10,648)
U.S. State	(227)	(142)
Other	(9,360)	(24,521)
Total deferred(1)	(14,967)	(35,738)
Total provision (benefit) for income taxes	$5,649	$(21,293)

(1)
Due to rate reductions in the U.S. and Belgium enacted in the 4th quarter of 2017.

The components of pre-tax loss are as follows:
	Years Ended December 31,
	2018	2017
U.K.	$(222,043)	$(211,944)
U.S.	(11,880)	(58,054)
Other loss	(2,590)	(15,225)
Pre-tax loss	$(236,513)	$(285,223)

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

A reconciliation of the statutory U.K. income tax rate to the Company’s effective tax rate is as follows:
	Years Ended December 31,
	2018	2017
Loss before tax:	$(236,513)	$(285,223)
Income tax, at the statutory rate	(44,937)	(54,905)
Statutory rate(1)	19.0%	19.3%
Effect of different tax rates	(1.2)%	3.3%
Tax rate modifications(2)	—%	5.7%
Valuation Allowances	(18.0)%	(20.8)%
Permanent differences	(0.7)%	0.3%
Withholding tax	(0.2)%	(0.3)%
Tax indemnity	(2.7)%	—%
Sale of Subsidiary	2.2%	—%
Other	(0.8)%	—%
Effective rate	(2.4)%	7.5%

(1)
The Company performs a reconciliation of the income tax provisions based on its domicile and statutory rate. Reconciliations are based on the U.K. statutory corporate tax rate.

(2)
Due to rate reductions in the U.S. and Belgium enacted in the 4th quarter of 2017.

The tax effects of the significant components of temporary differences giving rise to the Company’s deferred income tax assets and liabilities are as follows:
	December 31,
	2018	2017
Accounts receivable	$916	$1,310
Goodwill	—	1,217
Fixed assets, net	—	1,670
Accrued expenses	3,735	3,417
Deferred revenues	3,570	915
Other assets	9,655	4,700
Unrealized gain/loss	74	528
Debt issuance costs	1,199	—
Operating losses and tax attributes	135,219	94,571
Total deferred tax assets	154,368	108,328
Valuation allowances	(133,856)	(92,812)
Net deferred tax assets	20,512	15,516
Other identifiable intangible assets, net	(43,247)	(57,082)
Other liabilities	(7,785)	(3,286)
Goodwill	(42)	—
Fixed Assets, net	(238)	—
Debt issuance costs	—	(116)
Total deferred tax liabilities	(51,312)	(60,484)
Net deferred tax liabilities	$(30,800)	$(44,968)

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

In the Consolidated Balance Sheets, deferred tax assets and liabilities are shown net if they are in the same jurisdiction. The components of the net deferred tax liabilities as reported on the Consolidated Balance Sheets are as follows:
	December 31,
	2018	2017
Deferred tax asset	$12,426	$6,824
Deferred tax liability	(43,226)	(51,792)
Net deferred tax liability	$(30,800)	$(44,968)

The Tax Cuts and Jobs Act (the Act) was enacted in the US on December 22, 2017. Of most relevance to the Company, the Act reduced the US federal corporate income tax rate to 21% from 35%, established a Base Erosion Anti-Abuse Tax (“BEAT”) regime and changed the provisions limiting current interest deductions and use of NOL carryforwards. Certain new provisions are effective for the Company beginning December 1, 2018 and did not have a material impact to the 2018 financial statements.
SAB 118 measurement period
We applied the guidance in SAB 118 when accounting for the enactment-date effects of the Act in 2017 and throughout 2018. At December 31, 2017, we had not completed our accounting for all of the enactment-date income tax effects of the Act under ASC 740, Income Taxes, for the remeasurement of deferred tax assets and liabilities and recorded a provisional tax benefit amount of  $2,237 under SAB 118. At December 31, 2018, we have now completed our accounting for all of the enactment-date income tax effects of the Act. As further discussed above, during 2018, we did not recognize any adjustments to the provisional amounts recorded at December 31, 2017.
Deferred tax assets and liabilities
As of December 31, 2017, we remeasured certain deferred tax assets and liabilities based on the rates at which they were expected to reverse in the future (which was generally 21% for the US and 25% for Belgium), by recording a tax benefit amount of  $2,237 (provisional) related to the US and $14,290 related to Belgium. Upon further analysis and refinement of our calculations during the 12 months ended December 31, 2018, it was determined that no adjustment to these amounts was necessary.
The Company is required to assess the realization of its deferred tax assets and the need for a valuation allowance. The assessment requires judgment on the part of management with respect to benefits that could be realized from future taxable income. The valuation allowance is $133,856 and $92,812 at December 31, 2018 and 2017, respectively against certain deferred tax assets, as it more likely than not that such amounts will not be fully realized. During the years ended December 31, 2018 and 2017, the valuation allowance increased by $41,044 and $44,633, respectively, primarily due to operating losses in certain jurisdictions and an increase in deferred tax assets with a full valuation allowance. The increases were partially offset by the release of valuation allowances in jurisdictions with current year operating income.
At December 31, 2018, the Company had U.K. tax loss carryforwards of  $352,632, Japan tax loss carryforwards of  $58,901, U.S. federal tax loss carryforwards of  $104,122, tax loss carryforwards in other foreign jurisdictions of  $18,495, and U.S. state tax loss carryforwards of  $67,823. The majority of the unrecognized deductible tax losses relate to UK, US, and Japan. The carryforward period for the Japan tax losses is nine years, and the expiration period begins 2025. The carryforward period for the UK tax losses is indefinite. The carryforward period for US federal tax losses is twenty years for losses generated in tax years ended prior to December 31, 2017. The expiration period for these losses begins in 2036. For US losses generated in tax years beginning after January 1, 2018, the carryforward period is indefinite. The carryforward period for US state losses varies, and the expiration period is between 2018 and 2036.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

The Company has not provided income taxes and withholding taxes on the undistributed earnings of foreign subsidiaries as of December 31, 2018 because the Company intends to permanently reinvest such earnings. As of December 31, 2018, the cumulative amount of earnings upon which income taxes and withholding taxes have not been provided is approximately $7,748. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable.
Uncertain Tax Positions
Unrecognized tax benefits represent the difference between the tax benefits that we are able to recognize for financial reporting purposes and the tax benefits that we have recognized or expect to recognize in filed tax returns. The total amount of net unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate were $1,450 and $91 as of December 31, 2018 and 2017, respectively.
The Company recognizes accrued interest and penalties associated with uncertain tax positions as part of the tax provision. As of December 31, 2018, the interest and penalties are $449 and as of December 31, 2017, the interest and penalties are $5. It is reasonably possible that the amount of unrecognized tax benefits will change during the next 12 months by a range of  $0 to $252.
The Company files income tax returns in the United States and various non-U.S. jurisdictions. As of December 31, 2018, the Company’s open tax years subject to examination were 2014 through 2018.
The following table summarizes the Company’s unrecognized tax benefits, excluding interest and penalties:
	December 31,
	2018	2017
Balance at the Beginning of the year	$91	$211
Increases for tax positions taken in prior years	1,339	—
Increases for tax positions taken in the current year	72	—
Decreases due to statute expirations	(52)	(120)
Balance at the End of the year	$1,450	$91

Note 17:   Earnings per Share
Potential common shares of 185,601 and 170,693 related to options under the employee incentive plan were excluded from diluted EPS for the years ended December 31, 2018 and 2017, respectively, as the Company had a net loss for the years ended December 31, 2018 and 2017. See “Note 15 — Employment and Compensation Arrangements.”
The basic and diluted EPS computations for our common stock are calculated as follows (in thousands, except per share amounts):
	Years Ended December 31,
	2018	2017
Basic/Diluted EPS
Net loss	$(242,162)	$(263,930)
Preferred stock dividends	—	—
Income available to common stockholders	$(242,162)	$(263,930)
Weighted-average number of common shares outstanding	1,645,818	1,641,095
Basic EPS	$(147.14)	$(160.83)
Diluted EPS	$(147.14)	$(160.83)

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Note 18:   Product and Geographic Sales Information
The Company’s chief operating decision maker (“CODM”) assesses Company-wide performance and allocates resources based on consolidated financial information. As such, the company has one operating and reportable segment. The CODM evaluates performance based on profitability including Standalone Adjusted EBITDA as defined by our (i) Revolving Credit Facility and (ii) the Term Loan Facility, collectively our (“Senior Secured Credit Facilities”).
No single customer accounted for more than 1% of revenues and our ten largest customers represented only 6% and 7% of revenues for the years ended December 31, 2018 and 2017, respectively.
Revenues by geography
The following table summarizes revenues from external customers by geography, which is based on the location of the customer:
	Years Ended December 31,
	2018	2017
Revenues:
North America	$450,356	$455,791
Europe	242,415	243,245
APAC	209,118	201,234
Emerging Markets	69,731	67,037
Deferred revenues adjustment	(3,152)	(49,673)
Total	$968,468	$917,634

Assets by geography
Assets are allocated based on operations and physical location. The following table summarizes non-current assets other than financial instruments and deferred tax assets by geography:
	December 31,
	2018	2017
Assets:
North America	$1,036,192	$1,163,704
Europe	2,145,073	2,294,998
APAC	79,487	68,034
Emerging Markets	24,241	26,533
Total	$3,284,993	$3,553,269

Revenue by product group
The following table summarizes revenue by product group (in thousands):
	Years Ended December 31,
	2018	2017
Web of Science Product Line	$361,957	$352,995
Cortellis Product Line	169,225	169,299
Science Group	531,182	522,294
Derwent Product Line	176,016	172,897
MarkMonitor Product Line	122,947	120,408

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

	Years Ended December 31,
	2018	2017
CompuMark Product Line	121,025	119,854
Intellectual Property Group	419,988	413,159
IP Management Product Line	20,450	31,854
Deferred revenues adjustment	(3,152)	(49,673)
Total	$968,468	$917,634

Note 19:   Commitments and Contingencies
The Company does not have any recorded or unrecorded guarantees of the indebtedness of others.
Contingencies
Lawsuits and Legal Claims
The Company is engaged in various legal proceedings, claims, audits and investigations that have arisen in the ordinary course of business. These matters include, but are not limited to, antitrust/competition claims, intellectual property infringement claims, employment matters and commercial matters. The outcome of all of the matters against the Company is subject to future resolution, including the uncertainties of litigation. Based on information currently known to the Company and after consultation with outside legal counsel, management believes that the ultimate resolution of any such matters, individually or in the aggregate, will not have a material impact on the Company’s financial condition taken as a whole.
Contingent Liabilities
In conjunction with the acquisition of Publons, the Company agreed to pay former shareholders up to an additional $9,500 through 2020. Amounts payable are contingent upon Publons’ achievement of certain milestones and performance metrics. The Company paid $2,470 of the contingent purchase price in the year ended December 31, 2018, as a result of Publons achieving the first tier of milestones and performance metrics. The Company had an outstanding liability for $2,960 and $5,900 related to the estimated fair value of this contingent consideration as of December 31, 2018 and 2017, respectively. The outstanding balance consisted of  $1,600 and $2,250 included in Accrued expenses and other current liabilities, and $1,360 and $3,650 included in Other non-current liabilities in the Consolidated Balance Sheets as of December 31, 2018 and 2017 respectively.
In conjunction with the acquisition of Kopernio, the Company agreed to pay former shareholders up to an additional $3,500 through 2021. Amounts payable are contingent upon Kopernio’s achievement of certain milestones and performance metrics and will be recognized over the concurrent service period.
In conjunction with the acquisition of TrademarkVision, the Company agreed to pay former shareholders a potential earn-out dependent upon achievement of certain milestones and financial performance metrics through 2020. Amounts payable are contingent upon TrademarkVision’s achievement of certain milestones and performance metrics. As of December 31, 2018, the Company had an outstanding liability for $4,115 related to the estimated fair value of this contingent consideration, of which $4,115 was included in Other non-current liabilities in the Consolidated Balance Sheets.
Tax Indemnity
In connection with the 2016 Transaction, the Company recorded certain tax indemnification assets pursuant to the terms of the separation and indemnified liabilities identified therein. As a result of counterparty dispute related to certain of the indemnification claims, the Company wrote off  $33,819

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

during the 4th quarter of 2018, which represented a portion of the amount originally recorded, plus accumulated foreign currency impacts. Management continues to interpret the contractual obligation due from Former Parent and its controlled entities (“Thomson Reuters”) as due in full. The asset write down was recorded within Other operating income (expense), net within the Consolidated Statement of Operations. Although the claim has uncertainty of collectability, the Company will continue to vigorously defend its claim for the full value of the indemnity, including the filing of formal legal claims as necessary.
Commitments
Leases
The Company enters into operating leases in the ordinary course of business, primarily for real property and equipment. Payments for these leases are contractual obligations as scheduled per each agreement. Total rental expense under operating leases amounted to $25,527 for the year ended December 31, 2018. The total rental expense under operating leases amounted to $17,255 for the year ended December 31, 2017.
The future aggregate minimum lease payments as of December 31, 2018 under all non-cancelable operating leases for the years noted are as follows:
Year ended December 31,
2019	$22,140
2020	19,531
2021	17,240
2022	15,333
2023	14,944
Thereafter	40,367
Total operating lease commitments	$129,555

In connection with certain leases, the Company guarantees the restoration of the leased property to a specified condition after completion of the lease period. As of December 31, 2018 and 2017, the liability of $4,100 and $4,200, respectively, associated with these restorations is recorded within other liabilities.
There were no material future minimum sublease payments to be received under non-cancelable subleases at December 31, 2018. There was no material sublease income as of December 31, 2018 and 2017, respectively.
Unconditional purchase obligations
Purchase obligations are defined as agreements to purchase goods or services that are enforceable and legally binding and that specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum or variable pricing provisions and the approximate timing of the transactions. The Company has various purchase obligations for materials, supplies, outsourcing and other services contracted in the ordinary course of business. These items are not recognized as liabilities in our consolidated financial statements but are required to be disclosed. The contractual terms of these purchase obligations extend through 2021. The Company paid $71,859 towards these purchase obligations during the year ended December 31, 2018.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

The future unconditional purchase obligations as of December 31, 2018 are as follows:
Year ended December 31,
2019	$34,321
2020	24,370
2021	8,151
2022	13
Total	$66,855

Note 20:   Related Party and Former Parent Transactions
Onex Partners Advisor LP (“Onex”), an affiliate of the Company, is considered a related party. Concurrent with the 2016 Transaction, the Company entered into a Consulting Services Agreement with Onex, pursuant to which the Company is provided certain ongoing strategic and financing consulting services in exchange for a quarterly management fee. In connection with this agreement, the Company recognized $920 and $1,230 in operating expenses related to this agreement for the years ended December 31, 2018 and 2017, respectively. As noted in Note 12 — Debt, the Company pays 0.1% interest per annum to Onex for the Credit Agreement. For the years ended December 31, 2018 and 2017, the Company recognized interest expense, for Onex related interest, of  $905 and $1,557, respectively. The Company had an outstanding liability of  $450 and $162 to Onex as of December 31, 2018 and 2017, respectively.
Baring, an affiliate of the Company, is considered a related party. Concurrently with the 2016 Transaction, the Company entered into a Management Services Agreement with Baring, pursuant to which the Company is provided certain ongoing strategic and financing consulting services. In connection with this agreement, the Company recognized $669 and $854 in operating expenses related to this agreement for the years ended December 31, 2018 and 2017, respectively. The Company had an outstanding liability of $334 and $641 to Baring as of December 31, 2018 and 2017, respectively.
The fees to Onex and Baring were negotiated at a rate that management believes is appropriate and reasonable for the value of the services being provided, and is commensurate with the fee that would be charged by independent third parties for similar services.
In connection with the 2016 Transaction, Bidco and a subsidiary of the Former Parent entered into the Transition Service Agreement, which became effective on October 3, 2016, pursuant to which such subsidiary of the Former Parent will, or will cause its affiliates and/or third-party service providers to, provide Bidco, its affiliates and/or third-party service providers with certain technology, facilities management, human resources, sourcing, financial, accounting, data management, marketing and other services to support the operation of the IP&S business as an independent company. Such services are provided by such subsidiary of the Former Parent or its affiliates and/or third-party service providers for various time periods and at various costs based upon the terms set forth in the Transition Service Agreement.
In connection with the acquisition of Publons, the Company paid a $716 consulting fee for the year ended December 31, 2017, which is included in Transaction expenses, to a former member of its Board of Directors.
A controlled affiliate of Baring is a vendor of ours. Total payments to this vendor were $531 and $388 for the years ended December 31, 2018 and 2017, respectively. The Company had an outstanding liability of $120 and $199 as of December 31, 2018 and 2017, respectively.
One member of our key management is the Co-founder of a vendor of ours. Total payments to this vendor were $865 for the year ended December 31, 2018 and the Company had an outstanding liability of $332 as of December 31, 2018. This vendor was not a related party in 2017.

CAMELOT HOLDINGS (JERSEY) LIMITED
Notes to the Consolidated Financial Statements — (Continued)
(Amounts in Thousands, Except Per Share Data, Option Price Amounts, Ratios or As Noted)

Note 21:   Subsequent Events
On January 14, 2019, the Company entered into a definitive agreement to merge with Churchill Capital Corporation (“Churchill”), a public investment vehicle listed on the New York Stock Exchange (Ticker: CCC). An amendment to this agreement was executed effective February 26, 2019. The Company’s existing shareholders will retain 100% of their equity, which converts to 73.8% ownership of the outstanding shares of the combined company at closing, assuming no redemptions by Churchill’s public stockholders. The remaining outstanding shares of the combined company will be held by the current stockholders and founders of Churchill. The transaction is expected to be completed during the second quarter of 2019, subject to approval by Churchill stockholders and other customary closing conditions. The combined company will be called Clarivate Analytics.
Prior to the consummation of the merger, Clarivate will enter into a tax receivable agreement with its current equity holders, which will provide for the sharing of tax benefits relating to certain pre-business combination tax attributes as those tax benefits are realized by Clarivate. Under the Tax Receivable Agreement, the aggregate reduction in income taxes payable will be computed by comparing the actual tax liability of Camelot Holdings (Jersey) Limited and its subsidiaries with the estimated tax liability of applicable entities had such entities not been able to utilize the Covered Tax Assets, taking into account several assumptions including, for example, that the relevant entities will pay U.S. state and local taxes at a rate of 7%, the tax assets existing at the time of the Company’s entry into the Tax Receivable Agreement are deemed to be utilized and give rise to a tax savings before certain other tax benefits, and certain asset or equity transfers by certain of the Company’s subsidiaries will be treated under the Tax Receivable Agreement as giving rise to tax benefits associated with the Covered Tax Assets implicated by such asset or equity transfers. Payments under the Tax Receivable Agreement will generally be made annually in cash, and the amounts payable will be subject to interest from the due date (without extensions) of the applicable tax filing that reflects a covered savings until the payment under the Tax Receivable Agreement is made. Tax Receivable Agreement payments are expected to commence in 2021 (with respect to taxable periods ending in 2019) and will be subject to deferral, at the Company’s election, for payment amounts in excess of $30 million for payments to be made in 2021 and 2022, but will not be subject to deferral thereafter. Amounts deferred under the preceding sentence will accrue interest until paid in accordance with the terms of the Tax Receivable Agreement. The Tax Receivable Agreement is subject to certain events of default that may give rise to an acceleration of the Company’s obligations under the Tax Receivable Agreement. The amount and timing of Tax Receivable Agreement payments, however, may vary based on a number of factors, including the amount, character and timing of our subsidiaries’ taxable income in the future, and any successful challenges to our tax positions. Consequently, we are unable to reliably estimate the timing or amount of payments expected to be made under the Tax Receivable Agreement.
Through January 31, 2019, management paid down $15,000 of the $45,000 outstanding Revolving Credit Facility balance as of December 31, 2018.
Management has evaluated the impact of events that have occurred subsequent to December 31, 2018 through February 26, 2019, which is the date the financial statements were available for issuance. Based on this evaluation, other than as recorded or disclosed within these consolidated financial statements and related notes, the Company has determined no other events were required to be recognized or disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
Clarivate Analytics Plc
Opinion on the Financial Statement — Consolidated Balance Sheet
We have audited the accompanying consolidated balance sheet of Clarivate Analytics Plc (the “Company”) as of January 31, 2019, including the related notes (collectively referred to as the “consolidated financial statement”). In our opinion, the consolidated financial statement presents fairly, in all material respects, the financial position of the Company as of January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
The consolidated financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company's consolidated financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of the consolidated financial statement in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statement is free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statement. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2019
We have served as the Company's auditor since 2019.

CLARIVATE ANALYTICS PLC
Consolidated Balance Sheet as of January 31, 2019
(Dollars in actuals)
Shareholders’ Equity:
Ordinary shares, no par value, 2 issued and outstanding (unlimited shares authorized)	$2.00
Ordinary shares receivable	(2.00)
Total Shareholders’ Equity	$0.00

CLARIVATE ANALYTICS PLC
Notes to the Consolidated Balance Sheet
Note 1:   Background and Nature of Operations
Clarivate Analytics Plc (“the Company”) was incorporated as a Jersey limited company on January 7, 2019. Pursuant to the definitive agreement entered into to effect a merger between Camelot Holdings (Jersey) Limited and Churchill Capital Corp (the “Transaction”), the Company was formed for the purposes of completing the Transaction and related transitions and carrying on the business of Camelot Holdings (Jersey) Limited, and its subsidiaries. In conjunction with the Transaction with Churchill Capital Corp, the Company will be the sole managing member of Camelot Holdings (Jersey) Limited, and is expected to operate and control all the business and affairs of Camelot Holdings (Jersey) Limited, and through Camelot Holdings (Jersey) Limited and its subsidiaries.
Note 2:   Basis of Presentation and Accounting
The balance sheet is presented in accordance with accounting principles generally accepted in the United States of America. Separate statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows have not been presented because there have been no activities in this entity as of January 31, 2019.
Basis for Consolidation
The consolidated balance sheet includes the accounts of the Company and its wholly owned subsidiaries, Camelot Merger Sub (Jersey) Limited and CCC Merger Sub, Inc. The Company, Camelot Merger Sub (Jersey) Limited, and CCC Merger Sub, Inc. did not have any operations as of January 31, 2019.
Note 3:   Summary of Significant Accounting Policies — Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.
Note 4:   Shareholders’ Equity
There is no limit on the number of shares of any class, no par value, the Company is authorized to issue. On January 9, 2019, the Company issued 2 ordinary shares; 1 to Onex Partners IV LP, and 1 to Onex Partners IV GP LP, who each agreed to pay $1.00 per share. The ordinary shares receivable is reflected as a reduction to shareholders’ equity. As of January 31, 2019, 2 shares were issued and outstanding.
Note 5:   Subsequent Events
The Company has evaluated subsequent events through February 26, 2019, the date on which the balance sheet was available for issuance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Churchill Capital Corp
Opinion on the Financial Statement
We have audited the accompanying balance sheet of Churchill Capital Corp (the “Company”) as of December 31, 2018, the related statements of operations, changes in stockholders’ equity and cash flows for the period from June 20, 2018 (inception) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for the period from June 20, 2018 (inception) through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Marcum LLP
Marcum LLP
We have served as the Company’s auditor since 2018.
New York, NY
February 27, 2019

CHURCHILL CAPITAL CORP
BALANCE SHEET
DECEMBER 31, 2018
ASSETS
Current Assets
Cash	$3,528,190
Prepaid expenses and other current assets	334,654
Total Current Assets	3,862,844
Marketable securities held in Trust Account	694,574,904
Total Assets	$698,437,748
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$1,936,353
Deferred tax liability	13,098
Income taxes payable	794,936
Total Current Liabilities	2,744,387
Deferred underwriting fee payable	24,150,000
Total Liabilities	26,894,387
Commitments and Contingencies
Common stock subject to possible redemption, 66,301,394 shares at redemption value	666,543,359
Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 200,000,000 shares authorized; 2,698,606 issued and outstanding (excluding 66,301,394 shares subject to possible redemption)	270
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 17,250,000 shares issued and outstanding	1,725
Additional paid-in capital	3,756,501
Retained earnings	1,241,506
Total Stockholders’ Equity	5,000,002
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$698,437,748

The accompanying notes are an integral part of these financial statements.

CHURCHILL CAPITAL CORP
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 20, 2018 (INCEPTION) THROUGH DECEMBER 31, 2018
Operating costs	$2,525,364
Loss from operations	(2,525,364)
Other income:
Interest income	4,512,532
Unrealized gain on marketable securities held in Trust Account	62,372
Other income, net	4,574,904
Income before provision for income taxes	2,049,540
Provision for income taxes	(808,034)
Net income	$1,241,506
Weighted average shares outstanding, basic and diluted(1)	17,706,822
Basic and diluted net loss per common share(2)	$(0.13)

(1)
Excludes an aggregate of up to 66,301,394 shares subject to redemption as of December 31, 2018.

(2)
Net loss per common share — basic and diluted excludes income attributable to common stock subject to possible redemption of  $3,529,452 for the period from June 20, 2018 (inception) through December 31, 2018.

The accompanying notes are an integral part of these financial statements.

CHURCHILL CAPITAL CORP
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM JUNE 20, 2018 (INCEPTION) THROUGH DECEMBER 31, 2018
	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Retained Earnings	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – June 20, 2018 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor	—	—	17,250,000	1,725	23,275	—	25,000
Sale of 69,000,000 Units, net of underwriting discount and offering expenses	69,000,000	6,900	—	—	651,969,955	—	651,976,855
Sale of 18,300,000 Private Placement Warrants	—	—	—	—	18,300,000	—	18,300,000
Common stock subject to redemption	(66,301,394)	(6,630)	—	—	(666,536,729)	—	(666,543,359)
Net income	—	—	—	—	—	1,241,506	1,241,506
Balance – December 31, 2018	2,698,606	$270	17,250,000	$1,725	$3,756,501	$1,241,506	$5,000,002

The accompanying notes are an integral part of these financial statements.

CHURCHILL CAPITAL CORP
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JUNE 20, 2018 (INCEPTION) THROUGH DECEMBER 31, 2018
Cash Flows from Operating Activities:
Net income	$1,241,506
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(4,512,532)
Unrealized gain on marketable securities held in Trust Account	(62,372)
Deferred tax provision	13,098
Changes in operating assets and liabilities:
Prepaid expenses	(334,654)
Accounts payable and accrued expenses	1,936,353
Income taxes payable	794,936
Net cash used in operating activities	(923,665)
Cash Flows from Investing Activities:
Investment of cash in Trust Account	(690,000,000)
Net cash used in investing activities	(690,000,000)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock to Sponsor	25,000
Proceeds from sale of Units, net of underwriting discounts paid	676,200,000
Proceeds from sale of Private Placement Warrants	18,300,000
Reimbursement of offering expenses from underwriter	588,000
Proceeds from promissory note – related party	275,000
Repayment of promissory note – related party	(275,000)
Payment of offering costs	(661,145)
Net cash provided by financing activities	694,451,855
Net Change in Cash	3,528,190
Cash – Beginning	—
Cash – Ending	$3,528,190
Non-cash investing and financing activities:
Initial classification of common stock subject to redemption	$665,300,820
Change in value of common stock subject to redemption	$1,242,539
Deferred underwriting fee payable	$24,150,000

The accompanying notes are an integral part of these financial statements.

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS
NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Churchill Capital Corp (the “Company”) was incorporated in Delaware on June 20, 2018. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).
Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company is focusing on businesses in the broader technology services and software industry and, more specifically, the predictive analytics and data market. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of December 31, 2018, the Company had not commenced any operations. All activity for the period from June 20, 2018 (inception) through December 31, 2018 relates to the Company’s formation, its initial public offering (“Initial Public Offering”), which is described below, its search for a Business Combination and activities in connection with the proposed acquisition of Clarivate Analytics Plc (“Holdings”), currently a subsidiary of Onex Partners IV LP and Onex Partners IV GP LP; Camelot Holdings (Jersey) Limited (“Clarivate”) (see Note 12). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Initial Public Offering was declared effective on September 6, 2018. On September 11, 2018, the Company consummated the Initial Public Offering of 69,000,000 units (“Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes a full exercise by the underwriters of their over-allotment option in the amount of 9,000,000 Units, at $10.00 per Unit, generating gross proceeds of  $690,000,000, which is described in Note 4.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 18,300,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of  $1.00 per Private Placement Warrant in a private placement to Churchill Sponsor LLC, a Delaware limited liability company (the “Sponsor”), generating gross proceeds of  $18,300,000, which is described in Note 5.
Following the closing of the Initial Public Offering on September 11, 2018, an amount of  $690,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (“Trust Account”) which may be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account, as described below, except that interest earned on the Trust Account can be released to the Company to pay its tax obligations.
Transaction costs relating to the Initial Public Offering amounted to $38,023,145, consisting of $13,800,000 of underwriting fees, $24,150,000 of deferred underwriting fees and $73,145 of other costs, which is net of a $588,000 reimbursement received from the underwriters (see Note 7). In addition, as of December 31, 2018, $3,528,190 of cash was held outside of the Trust Account and is available for working capital purposes.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company must complete an initial Business Combination with one or more operating

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

businesses or assets having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to complete a Business Combination successfully.
The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to public stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 7). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law or stock exchange requirements and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and its permitted transferees has agreed to vote their Founder Shares (as defined in Note 6) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination.
If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.
The Sponsor and its permitted transferees have agreed (a) to waive their redemption rights with respect to their Founder Shares and Public Shares held by them in connection with the completion of a Business Combination, (b) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to consummate a Business Combination within the Combination Window (as defined below) and (c) not to propose an amendment to the Company’s Amended and Restated

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their shares in conjunction with any such amendment.
The Company has until September 11, 2020 to consummate a Business Combination (the “Combination Window”). If the Company is unable to complete a Business Combination within the Combination Window, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Window.
The Sponsor and its permitted transferees have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Window. However, if the Sponsor and their permitted transferees acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Window. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 7) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Window and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than $10.00 per Unit.
In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 2. LIQUIDITY
The Company has principally financed its operations from inception using proceeds from the sale of its equity securities to its shareholders prior to the Initial Public Offering and such amount of proceeds from the sale of the Private Placement Warrants and the Initial Public Offering that were placed in an account outside of the Trust Account for working capital purposes. As of December 31, 2018, the Company had $3,528,190 in its operating bank accounts, $694,574,904 in securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem its common stock in connection therewith and working capital of approximately $2,020,000, which excludes approximately $902,000 of franchise and income taxes payable that will be paid from interest earned on the Trust Account. In addition, two of the Company’s service providers have agreed to defer the payment of fees owed to them until the consummation of a Business Combination, which amounted to approximately $900,000 as of December 31, 2018. Such fees are included in the accounts payable and accrued expenses in the accompanying balance sheet at December 31, 2018. Based on the foregoing, the Company believes it will have sufficient cash to meet its needs for the next twelve months following the date from when the financial statements are issued.
NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.
Emerging growth company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and cash equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2018.
Marketable securities held in Trust Account
At December 31, 2018, substantially all of the assets held in the Trust Account were held in U.S. Treasury Bills.
Common stock subject to possible redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2018, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.
Income taxes
The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
Net loss per common share
Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption at December 31, 2018, which

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of warrants sold in the Initial Public Offering and private placement to purchase 52,800,000 shares of common stock, since the exercise of the warrants are contingent upon the occurrence of future events. As a result, diluted loss per common share is the same as basic loss per common share for the periods presented.
Reconciliation of net loss per common share
The Company’s net income is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the income of the Trust Account and not the losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:
For the Period from June 20, 2018 (inception) through December 31, 2018
Net income	$1,241,506
Less: Income attributable to shares subject to redemption	(3,529,452)
Adjusted net loss	$(2,287,946)
Weighted average shares outstanding, basic and diluted	17,706,822
Basic and diluted net loss per share	$(0.13)

Concentration of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of  $250,000. At December 31, 2018, the Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
Financial instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
Recent accounting pronouncements
Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
NOTE 4. PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 69,000,000 Units at a purchase price of $10.00 per Unit, which includes the full exercise by the underwriters of their over-allotment option in the amount of 9,000,000 Units at $10.00 per Unit. Each Unit consists of one share of Class A common stock and one half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of  $11.50 per share, subject to adjustment (see Note 8).
NOTE 5. PRIVATE PLACEMENT
Simultaneously with the Initial Public Offering, the Sponsor purchased an aggregate of 18,300,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, for an aggregate purchase price of  $18,300,000. Each Private Placement Warrant is exercisable to purchase one share of Class A

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

common stock at a price of  $11.50 per share. The proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Window, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Warrants.
NOTE 6. RELATED PARTY TRANSACTIONS
Founder Shares
In July 2018, the Sponsor purchased 11,500,000 shares (the “Founder Shares”) of the Company’s Class B common stock for an aggregate price of $25,000. On August 31, 2018 and September 6, 2018, the Company effected stock dividends of 0.125 of a share of Class B common stock and one third of a share of Class B common stock, respectively, for each outstanding share of Class B common stock, resulting in 17,250,000 Founder Shares outstanding. All share and per share amounts have been retroactively restated to reflect the stock dividends. The Founder Shares will automatically convert into shares of Class A common stock upon consummation of a Business Combination on a one-for-one basis, subject to certain adjustments, as described in Note 8.
The Founder Shares included an aggregate of up to 2,250,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering). As a result of the underwriters’ election to fully exercise their over-allotment option, 2,250,000 Founder Shares are no longer subject to forfeiture.
The Sponsor and its permitted transferees have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.
Promissory Note — Related Party
On July 6, 2018, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company borrowed an aggregate principal amount of  $275,000. The Promissory Note was non-interest bearing and payable on the earlier of March 31, 2019 or the completion of the Initial Public Offering. The Promissory Note was repaid upon the consummation of the Initial Public Offering on September 11, 2018.
Administrative Support Agreement
The Company entered into an agreement commencing on September 6, 2018 through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay an affiliate of the Sponsor a total of $31,250 per month for office space, administrative and support services. For the period from June 20, 2018 (inception) through December 31, 2018, the Company incurred $118,750 in fees for these services.

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants at a price of  $1.00 per warrant. The warrants would be identical to the Private Placement Warrants.
NOTE 7. COMMITMENTS AND CONTINGENCIES
Contingent Fee Arrangement
The Company has entered into a fee arrangement with a service provider pursuant to which certain fees incurred by the Company will be deferred and become payable only if the Company consummates a Business Combination. If a Business Combination does not occur, the Company will not be required to pay these contingent fees. As of December 31, 2018, the amount of these contingent fees was approximately $300,000. To the extent a Business Combination is consummated, the Company anticipates incurring a significant amount of additional costs. There can be no assurances that the Company will complete a Business Combination.
Registration Rights
Pursuant to a registration rights agreement entered into on September 6, 2018, the holders of the Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants or warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to Class A common stock). The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The underwriters are entitled to a deferred fee of $0.35 per Unit, or $24,150,000 in the aggregate. The deferred fee will be waived by the underwriters in the event that the Company does not complete a Business Combination, subject to the terms of the underwriting agreement.
Operating Lease
The Company leases space for corporate purposes under a lease agreement that expires in November 2019. The Company incurred rent expense amounting to approximately $10,200 for the period from June 20, 2018 (inception) through December 31, 2018.

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

Future minimum lease payments due under the lease amount to approximately $99,000 for the year ended December 31, 2019.
Reimbursement of Expenses
The Sponsor, and the Company’s officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations, including up to $500,000 for office space rented outside of New York City and personnel hired solely for activities on the Company’s behalf.
NOTE 8. STOCKHOLDERS’ EQUITY
Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2018, there were no shares of preferred stock issued or outstanding.
Class A Common Stock — The Company is authorized to issue 200,000,000 shares of Class A common stock with a par value of  $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. At December 31, 2018, there were 2,698,606 shares of Class A common stock issued and outstanding, excluding 66,301,394 shares of common stock subject to possible redemption.
Class B Common Stock — The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of  $0.0001 per share. Holders of Class B common stock are entitled to one vote for each share. At December 31, 2018, there were 17,250,000 shares of Class B common stock issued and outstanding.
Holders of Class B common stock will have the right to elect all of the Company’s directors prior to a Business Combination. Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of stockholders except as required by law.
The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination, any private placement-equivalent warrants issued, or to be issued, to any seller in a Business Combination. Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.
Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable on the later of  (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act covering the issuance of the shares of Class A common issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of Class A common stock is available, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.
The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC, and within 60 business days following a Business Combination to have declared effective, a registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but will use its reasonable best efforts to qualify the shares under applicable blue sky laws to the extent an exemption is not available
Once the warrants become exercisable, the Company may redeem the Public Warrants:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period, to each warrant holder; and

•
if, and only if, the last reported sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Window and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A common stock issuable upon the exercise of the Placement Warrants will not be transferable, assignable or salable until 30 days

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 9. INCOME TAX
The Company’s net deferred tax liability is as follows:
Deferred tax liability
Unrealized gain on marketable securities	$(13,098)
Total deferred tax liability	$(13,098)

The income tax provision consists of the following:
Federal
Current	$794,936
Deferred	13,098
State
Current	—
Deferred	—
Income tax provision	$808,034

As of December 31, 2018, the Company did not have any U.S. federal and state net operating loss carryovers (“NOLs”).
In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.
A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2018 is as follows:
Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Business combination expenses	18.4%
Income tax provision (benefit)	39.4%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company’s tax returns for the period from June 20, 2018 (inception) through December 31, 2018 remain open and subject to examination. The Company considers New York to be a significant state tax jurisdiction.
NOTE 10. FAIR VALUE MEASUREMENTS
The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2018, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	December 31, 2018
Assets:
Marketable securities held in Trust Account	1	$694,574,904
NOTE 11. SELECTED QUARTERLY INFORMATION (UNAUDITED)
The following table presents summarized unaudited quarterly financial data for each of the quarters for the period from June 20, 2018 (inception) through December 31, 2018. The data has been derived from the Company’s unaudited financial statements that, in management’s opinion, include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of such information when read in conjunction with the financial statements and notes thereto. The results of operations for any quarter are not necessarily indicative of the results of operations for any future period.
	June 20, 2018 (inception) through June 30, 2018	Third Quarter	Fourth Quarter
For the Period from June 20, 2018 (inception) through December 31, 2018
Operating costs	$1,027	$152,582	$2,371,756
Unrealized gain (loss) on marketable securities	$—	$(48,430)	$110,802
Interest income	$—	$738,355	$3,774,177
Net income (loss)	$(1,027)	$424,717	$817,815
Basic and diluted loss per share	$(0.00)	$(0.01)	$(0.11)

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 12. SUBSEQUENT EVENTS
The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.
On January 14, 2019, the Company entered into the Merger Agreement by and among the Company, Clarivate; CCC Merger Sub, Inc., a wholly owned subsidiary of Holdings (“Delaware Merger Sub”); and Camelot Merger Sub (Jersey) Limited, a wholly owned subsidiary of Holdings (“Jersey Merger Sub”). On February 26, 2019, the parties entered into Amendment No. 1 to the Merger Agreement to make certain technical amendments to the Merger Agreement.
Pursuant to the Merger Agreement, a business combination between the Company and Clarivate will be effected through (i) the merger of Jersey Merger Sub with and into Clarivate with Clarivate being the surviving company in the merger (the “Jersey Merger”), in connection with which affiliates of Onex Partners Managers LP (the “Onex Shareholders”), an affiliate of Baring Private Equity Asia Group Limited (the “Baring Shareholder”) and the management shareholders of Clarivate (together with the Onex Shareholders and the Baring Shareholder, the “Clarivate Owners”) will be issued an aggregate of 217,500,000 ordinary shares of Holdings (the “Ordinary Shares”) and (ii) the merger of Delaware Merger Sub with and into the Company with the Company being the surviving corporation in the merger. In connection with the Mergers, each stockholder of the Company will receive one Ordinary Share for each share of the Company’s common stock that such stockholder owns, and existing warrants to purchase the Company’s common stock will become warrants (“Holdings Warrants”) exercisable to purchase Ordinary Shares in accordance with the terms thereof. In addition, the number of Ordinary Shares issued to the Clarivate Owners increases by 1 Ordinary Share for every $10 of transaction-related expenses incurred by the Company in excess of an agreed amount.
Consummation of the proposed transactions is conditioned on the Company having at least $5,000,001 of net tangible assets remaining after the closing. In addition, the consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things, (i) the waiting period under the Hart-Scott-Rodino Act having expired, (ii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the transactions being in force, (iii) the memorandum of association and articles of association of Holdings having been amended and restated, (iv) the Form F-4 registration statement of Holdings with respect to the registration of the Ordinary Shares and Holdings Warrants having become effective in accordance with the provision of the Securities Act and no stop order having been issued by the SEC which remains in effect with respect to the Form F-4, and no proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending, (v) the approval for listing by the New York Stock Exchange of the Ordinary Shares and Holdings Warrants to be issued in connection with the business combination having been obtained; (vi) the Company having at least $550,000,000 of cash after giving effect to payment of amounts that the Company will be required to pay to redeeming stockholders upon consummation of the proposed transactions and certain other fees and expenses described in the Merger Agreement; and (vii) the approval of the Company’s stockholders of the transactions contemplated by the Merger Agreement having been obtained.
The Company has engaged the Klein Group to act as the Company’s financial advisor in connection with the Mergers. Pursuant to this engagement, the Company will pay the Klein Group an advisory fee of $12.5 million, which shall be earned upon the closing of the Mergers ($7.5 million of such fee to be payable upon the closing of the Mergers, $2.5 million of such fee to be payable on January 31, 2020 and the final $2.5 million of such fee to be payable on January 29, 2021). The payment of such fee is conditioned upon the completion of the Mergers. Therefore, the Klein Group has a financial interest in the completion of the Mergers, in addition to the financial interest of the sponsor (with whom it is affiliated). The engagement of the Klein Group and the payment of the advisory fee has been approved by the Company’s audit committee

CHURCHILL CAPITAL CORP
NOTES TO FINANCIAL STATEMENTS

and board of directors in accordance with the Company’s related persons transaction policy. The Company and the other parties to the letter agreement entered into at the time of the Initial Public Offering (the “Letter Agreement”) amended the Letter Agreement to permit the engagement of the Klein Group described above.
Upon consummation of the Mergers, the Company will be a wholly-owned subsidiary of Clarivate with limited, if any, operations. The Company will adopt new and revised accounting standards as they become effective to align with Clarivate.

Annex A-1
AGREEMENT AND PLAN OF MERGER
dated as of
January 14, 2019
by and among
CHURCHILL CAPITAL CORP,
CLARIVATE ANALYTICS PLC,
CAMELOT HOLDINGS (JERSEY) LIMITED,
CCC MERGER SUB, INC.,
and
CAMELOT MERGER SUB (JERSEY) LIMITED

Page
Article I CERTAIN DEFINITIONS
1.01 Definitions	A-1-2
1.02 Construction	A-1-9
1.03 Knowledge	A-1-10
1.04 Equitable Adjustments	A-1-10
Article II THE JERSEY MERGER
2.01 Jersey Merger	A-1-10
2.02 Conversion of Company Shares; Effects of the Jersey Merger	A-1-11
2.03 Company Shareholders’ Rights Upon the Jersey Merger	A-1-11
2.04 Delivery of Per Share Jersey Merger Consideration	A-1-11
2.05 Lost Certificate	A-1-12
2.06 Conversion of Company Options	A-1-12
Article III THE DELAWARE MERGER; CLOSING
3.01 Delaware Merger	A-1-12
3.02 Effects of the Delaware Merger	A-1-12
3.03 Closing	A-1-13
3.04 Certificate of Incorporation and Bylaws of the Surviving Delaware Company	A-1-13
3.05 Directors and Officers of the Surviving Delaware Company	A-1-13
3.06 Closing Date Certificate	A-1-13
Article IV EFFECTS OF THE DELAWARE MERGER
4.01 Conversion of Shares of Acquiror Common Stock and Delaware Merger Sub Stock	A-1-13
4.02 Delivery of Per Share Delaware Merger Consideration	A-1-14
4.03 Lost Certificate	A-1-14
4.04 Acquiror Warrants	A-1-14
4.05 Withholding	A-1-14
4.06 Fractional Shares	A-1-15
4.07 Payment of Expenses	A-1-15
Article V REPRESENTATIONS AND WARRANTIES OF THE COMPANY
5.01 Corporate Organization of the Company	A-1-15
5.02 Subsidiaries	A-1-15
5.03 Due Authorization	A-1-16
5.04 No Conflict	A-1-16
5.05 Governmental Authorities; Consents	A-1-17
5.06 Current Capitalization	A-1-17
5.07 Financial Statements	A-1-18
5.08 Undisclosed Liabilities	A-1-18
A-1-i

Page
5.09 Litigation and Proceedings	A-1-18
5.10 Compliance with Laws	A-1-18
5.11 Intellectual Property	A-1-19
5.12 Contracts; No Defaults	A-1-20
5.13 Company Benefit Plans	A-1-21
5.14 Labor Matters	A-1-23
5.15 Taxes	A-1-24
5.16 Brokers’ Fees	A-1-25
5.17 Insurance	A-1-25
5.18 Real Property; Assets	A-1-26
5.19 Environmental Matters	A-1-27
5.20 Absence of Changes	A-1-27
5.21 Affiliate Agreements	A-1-27
5.22 Internal Controls	A-1-27
5.23 Permits	A-1-28
5.24 Proxy Statement/Prospectus	A-1-28
5.25 No Additional Representations and Warranties	A-1-28
Article VI REPRESENTATIONS AND WARRANTIES OF Holdings, JERSEY MERGER SUB AND DELAWARE MERGER SUB
6.01 Organization and Entity Power	A-1-28
6.02 Due Authorization	A-1-28
6.03 No Violation	A-1-29
6.04 Governmental Authorities; Consents	A-1-29
6.05 Litigation and Proceedings	A-1-29
6.06 Capitalization	A-1-30
6.07 Business Activities	A-1-31
6.08 Proxy Statement/Prospectus	A-1-31
6.09 Brokers’ Fees	A-1-31
Article VII REPRESENTATIONS AND WARRANTIES OF ACQUIROR
7.01 Corporate Organization	A-1-32
7.02 Due Authorization	A-1-32
7.03 No Conflict	A-1-32
7.04 Litigation and Proceedings	A-1-33
7.05 Governmental Authorities; Consents	A-1-33
7.06 Financial Ability; Trust Account	A-1-33
7.07 Brokers’ Fees	A-1-34
7.08 SEC Reports; Financial Statements; Sarbanes-Oxley Act; Undisclosed Liabilities	A-1-34
7.09 Business Activities	A-1-35
7.10 Form F-4 and Proxy Statement/Prospectus	A-1-35
A-1-ii

Page
7.11 No Outside Reliance	A-1-36
7.12 Tax Matters	A-1-36
7.13 Capitalization	A-1-36
7.14 NYSE Stock Market Quotation	A-1-37
Article VIII COVENANTS OF THE COMPANY AND HOLDINGS
8.01 Conduct of Business	A-1-37
8.02 Inspection	A-1-39
8.03 HSR Act and Regulatory Approvals	A-1-39
8.04 Termination of Certain Agreements	A-1-40
8.05 No Acquiror Common Stock Transactions	A-1-40
8.06 No Claim Against the Trust Account	A-1-40
8.07 Proxy Solicitation; Other Actions.	A-1-40
8.08 Director Appointments	A-1-41
8.09 Holdings NYSE Listing	A-1-41
8.10 Incentive Equity Plan	A-1-41
Article IX COVENANTS OF ACQUIROR
9.01 HSR Act and Regulatory Approvals	A-1-41
9.02 Indemnification and Insurance	A-1-42
9.03 Conduct of Acquiror During the Interim Period	A-1-43
9.04 Trust Account	A-1-44
9.05 Inspection	A-1-44
9.06 Acquiror NYSE Listing	A-1-44
9.07 Acquiror Public Filings	A-1-45
Article X JOINT COVENANTS
10.01 Support of Transaction	A-1-45
10.02 Preparation of Form F-4 & Proxy Statement; Special Meeting	A-1-45
10.03 Exclusivity	A-1-46
10.04 Tax Matters	A-1-47
10.05 Confidentiality; Publicity	A-1-47
10.06 Post-Closing Cooperation; Further Assurances	A-1-47
Article XI CONDITIONS TO OBLIGATIONS
11.01 Conditions to Obligations of All Parties	A-1-48
11.02 Additional Conditions to Obligations of Acquiror	A-1-48
11.03 Additional Conditions to the Obligations of the Company, Holdings, Delaware Merger Sub and Jersey Merger Sub	A-1-49
Article XII TERMINATION/EFFECTIVENESS
12.01 Termination	A-1-49
12.02 Effect of Termination	A-1-50
A-1-iii

Page
Article XIII MISCELLANEOUS
13.01 Waiver	A-1-51
13.02 Notices	A-1-51
13.03 Assignment	A-1-51
13.04 Rights of Third Parties	A-1-52
13.05 Expenses	A-1-52
13.06 Governing Law	A-1-52
13.07 Captions; Counterparts	A-1-52
13.08 Schedules and Exhibits	A-1-52
13.09 Entire Agreement	A-1-52
13.10 Amendments	A-1-53
13.11 [Intentionally Omitted]	A-1-53
13.12 Severability	A-1-53
13.13 Jurisdiction; WAIVER OF TRIAL BY JURY	A-1-53
13.14 Enforcement	A-1-53
13.15 Non-Recourse	A-1-53
13.16 Nonsurvival of Representations, Warranties and Covenants	A-1-54
13.17 Acknowledgements	A-1-54
EXHIBITS
Exhibit A – Form of Registration Rights Agreement
Exhibit B – Form of Nominating Agreement
Exhibit C – Form of Jersey Transfer Instrument
Exhibit D – Form of Delaware Certificate of Merger
Exhibit E – Form of Tax Receivable Agreement
Exhibit F –
Form of Amended and Restated Memorandum of Association and Articles of Association of Holdings

A-1-iv

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”), dated as of January 14, 2019, is entered into by and among Churchill Capital Corp, a Delaware corporation (“Acquiror”), Clarivate Analytics Plc, a public limited company organized under the laws of the Island of Jersey (“Holdings”), Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey (the “Company”), CCC Merger Sub, Inc., a Delaware corporation (“Delaware Merger Sub”), and Camelot Merger Sub (Jersey) Limited), a private limited company organized under the laws of the Island of Jersey (“Jersey Merger Sub”). Except as otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in Article I of this Agreement.
RECITALS
WHEREAS, Acquiror is a blank check company incorporated to acquire one or more operating businesses through a Business Combination;
WHEREAS, Holdings is a newly formed entity owned 50% by Onex Partners IV LP and 50% by Onex Partners IV GP LP, and was formed for the purpose of the Transactions, and the parties hereto have agreed that it is desirable to utilize Holdings to effectuate the Jersey Merger and the Delaware Merger and for Holdings to register with the SEC to become a publicly traded company;
WHEREAS, Jersey Merger Sub is a newly formed, wholly owned, direct subsidiary of Holdings, and was formed for the sole purpose of the Jersey Merger;
WHEREAS, Delaware Merger Sub is a newly formed, wholly owned, direct subsidiary of Holdings, and was formed for the sole purpose of the Delaware Merger;
WHEREAS, subject to the terms and conditions hereof, (i) immediately prior to the Closing, Jersey Merger Sub is to merge with and into the Company pursuant to the Jersey Merger, with the Company surviving as the Surviving Jersey Company, and (ii) at the Closing, Delaware Merger Sub is to merge with and into Acquiror pursuant to the Delaware Merger, with Acquiror surviving as the Surviving Delaware Company;
WHEREAS, in connection with the Transactions, Acquiror, Holdings, the Sponsors and certain Company Shareholders are to enter into the Amended and Restated Registration Rights Agreement at Closing in the form attached hereto as Exhibit A (the “Registration Rights Agreement”);
WHEREAS, in connection with the Transactions, Holdings and Jerre Stead are to enter into a Director Nomination Agreement at Closing in the form attached hereto as Exhibit B (the “Nominating Agreement”);
WHEREAS, contemporaneously with execution of this Agreement, certain Company Shareholders and the Company entered into an amended and restated shareholders agreement with Holdings (the “Shareholders Agreement”), to become effective at the Closing;
WHEREAS, contemporaneously with execution of this Agreement, the Sponsors, Acquiror, the Company and Holdings have entered into the Sponsor Agreement (as defined below);
WHEREAS, the respective boards of directors or similar governing bodies of each of Acquiror, Holdings, Delaware Merger Sub, the Company and Jersey Merger Sub have each approved and declared advisable the Transactions upon the terms and subject to the conditions of this Agreement and in accordance with, as applicable, the Delaware General Corporation Law (the “DGCL”) and the Jersey Companies Law;
WHEREAS, in furtherance of the Transactions, Acquiror shall provide an opportunity to its stockholders to have their Acquiror Common Stock redeemed for the consideration, and on the terms and subject to the conditions and limitations, set forth in this Agreement, the Acquiror Organizational Documents, the Trust Agreement, and the Proxy Statement/Prospectus in conjunction with, inter alia, obtaining approval from the stockholders of Acquiror for the Business Combination (the “Offer”);
A-1-1

WHEREAS, each of the parties intends that, for U.S. federal income tax purposes, (i) this Agreement is intended to constitute a “plan of reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations promulgated thereunder, (ii) the Delaware Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code and (iii) the Delaware Merger, taken together with the Jersey Merger, shall constitute a transaction that qualifies under Section 351 of the Code (clauses (ii) and (iii), the “Intended Tax Treatment”); and
WHEREAS, each of the parties intends that each of the Jersey Merger and the Delaware Merger is intended to qualify as a foreign merger within the meaning of subsection 87(8.1) of the Income Tax Act (Canada).
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, Acquiror, Holdings, Delaware Merger Sub, the Company and Jersey Merger Sub agree as follows:
Article I
CERTAIN DEFINITIONS
1.01 Definitions. As used herein, the following terms shall have the following meanings:
“Acquiror” has the meaning specified in the preamble hereto.
“Acquiror Board” means the board of directors of Acquiror.
“Acquiror Common Share” has the meaning specified in Section 4.01(a).
“Acquiror Common Stock” means Acquiror’s common stock, par value $0.0001 per share.
“Acquiror Cure Period” has the meaning specified in Section 12.01(c).
“Acquiror Organizational Documents” means the Certificate of Incorporation and Acquiror’s bylaws.
“Acquiror Representations” means the representations and warranties of Acquiror expressly and specifically set forth in Article VII of this Agreement, as qualified by the Schedules. For the avoidance of doubt, the Acquiror Representations are solely made by Acquiror.
“Acquiror Stockholder” means a holder of Acquiror Common Stock.
“Acquiror Stockholder Approval” has the meaning specified in Section 7.02(b).
“Acquiror Warrant” means a warrant entitling the holder to purchase one share of Acquiror Common Stock per warrant.
“Acquisition Transaction” has the meaning specified in Section 10.03(a).
“Action” means any claim, action, suit, assessment, arbitration or proceeding, in each case that is by or before any Governmental Authority.
“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise.
“Affiliate Agreement” has the meaning specified in Section 5.21.
“Agreement” has the meaning specified in the preamble hereto.
“Anti-Corruption Laws” means any applicable Laws relating to anti-bribery or anti-corruption (governmental or commercial), including Laws that prohibit the corrupt payment, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any representative of a foreign Governmental Authority or commercial entity to obtain a business advantage, including the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act of 2010, and all national and international Laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.
“Audited Financial Statements” has the meaning specified in Section 5.07.
A-1-2

“Available Closing Date Cash” means, as of immediately prior to the Closing, an aggregate amount equal to the result of  (without duplication) (i) the cash available to be released from the Trust Account, minus (ii) the sum of all payments to be made as a result of the completion of the Offer and any redemptions or conversions of Acquiror Common Stock by any Converting Stockholders, minus (iii) the Outstanding Acquiror Expenses, minus (iv) to the extent not included in the Outstanding Acquiror Expenses, the sum of all outstanding deferred, unpaid or contingent underwriting, broker’s or similar fees, commissions or expenses owed by Acquiror, the Sponsors or their respective Affiliates (to the extent Acquiror or any of its Subsidiaries is responsible for or obligated to reimburse or repay any such amounts), plus (v) the aggregate amount of cash received by Acquiror from JMJS Group – II, LP and Michael Klein pursuant to Section 5(a) of the Sponsor Agreement. For the avoidance of doubt, Available Closing Date Cash shall not be reduced by the Outstanding Company Expenses to be paid in accordance with Section 4.07(a); provided, however, that monies that are released from the Trust Account immediately following the Closing may be used to pay Outstanding Company Expenses.
“Business Combination” has the meaning ascribed to such term in the Certificate of Incorporation.
“Business Combination Proposal” has the meaning set forth in Section 10.03(b).
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or the Island of Jersey are authorized or required by Law to close.
“Certificate” has the meaning specified in Section 4.02(a).
“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of Acquiror, filed with the Secretary of State of the State of Delaware on September 6, 2018.
“Claim” means any demand, claim, action, legal, judicial or administrative proceeding (whether at law or in equity) or arbitration.
“Closing” has the meaning specified in Section 3.03.
“Closing Date” has the meaning specified in Section 3.03.
“Closing Date Certificate” has the meaning specified in Section 3.06.
“Code” has the meaning specified in the Recitals hereto.
“Company” has the meaning specified in the preamble hereto.
“Company Benefit Plan” has the meaning specified in Section 5.13(a).
“Company Certificate” has the meaning specified in Section 2.04(a).
“Company Cure Period” has the meaning specified in Section 12.01(b).
“Company Option” means an option to purchase Company Shares granted pursuant to the Company Stock Plan.
“Company Representations” means the representations and warranties of the Company expressly and specifically set forth in Article V of this Agreement, as qualified by the Schedules. For the avoidance of doubt, the Company Representations are solely made by the Company.
“Company Share” means an ordinary share in the capital of the Company.
“Company Shareholder” means a holder of Company Shares.
“Company Shareholders Agreement” means that certain Shareholders Agreement, dated as of October 3, 2016, by and among the Company and the Company Shareholders listed on the Shareholder Schedule thereto.
“Company Stock Plan” means the Camelot Holdings (Jersey) Limited 2016 Equity Incentive Plan.
“Confidentiality Agreement” has the meaning specified in Section 13.09.
“Contracts” means any legally binding contracts, agreements, subcontracts, leases, and purchase orders.
A-1-3

“Converting Stockholder” means an Acquiror Stockholder who demands that Acquiror convert its Acquiror Common Stock into cash in connection with the transactions contemplated hereby and in accordance with the Acquiror Organizational Documents.
“DGCL” has the meaning specified in the Recitals hereto.
“Delaware Certificate of Merger” has the meaning specified in Section 3.01.
“Delaware Letter of Transmittal” has the meaning specified in Section 4.02(a).
“Delaware Merger” has the meaning specified in in Section 3.01.
“Delaware Merger Effective Time” has the meaning specified in Section 3.01.
“Delaware Merger Sub” has the meaning specified in the preamble hereto.
“Effective Date” means the effective date of the Form F-4.
“Environmental Laws” means any and all applicable Laws relating to pollution or protection of the environment (including natural resources) or the use, storage, emission, disposal or release of Hazardous Materials, each as in effect on and as interpreted as of the date hereof.
“ERISA” has the meaning specified in Section 5.13(a).
“Excess Expenses” means (a) the sum of the amounts described in clauses (iii) and (iv) of the definition of Available Closing Date Cash minus (b) the amount set forth on Schedule 1.01(b).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Ratio” means (a) (i) the amount of Excess Expenses divided by $10.00 plus (ii) 217,500,000 divided by (b) 1,645,890.01, which is formulaically expressed as:
Exchange Ratio = [(the amount of Excess Expenses / $10.00) + 217,500,000] / 1,645,890.01
If the amount of Excess Expenses is zero or a negative number, the amount calculated in clause (i) above shall be zero. The number referred to in clause (b) above shall be equitably adjusted in the event that any Company Options are exercised after the date hereof.
“Excluded Shares” means shares of Acquiror Common Stock, if any, (i) held in the treasury of Acquiror or (ii) without duplication of clause (i), for which a Converting Stockholder has demanded that Acquiror convert or redeem such shares of Acquiror Common Stock.
“Existing Notes” means the $500,000,000 aggregate principal amount of 7.875% Senior Notes due 2024 issued pursuant to an indenture (the “Existing Indenture”) dated as of October 3, 2016 (as amended and/or supplemented) among Camelot Finance S.A., the guarantors party thereto and Wilmington Trust, National Association, as trustee.
“Financial Derivative/Hedging Arrangement” means any transaction (including an agreement with respect thereto) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any combination of these transactions.
“Financial Statements” has the meaning specified in Section 5.07.
“First Lien Credit Facility” means the Term Loan Facility and the Revolving Credit Facility.
“Form F-4” means the registration statement on Form F-4 of Holdings with respect to registration of the Holdings Shares and Holdings Warrants to be issued in connection with the Delaware Merger.
“GAAP” means United States generally accepted accounting principles, consistently applied.
“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.
A-1-4

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.
“Hazardous Material” means material, substance or waste that is listed, regulated, or otherwise defined as “hazardous,” “toxic,” or “radioactive,” or as a “pollutant” or “contaminant” (or words of similar intent or meaning) under applicable Environmental Laws as in effect as of the date hereof, including but not limited to petroleum, petroleum by-products, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable or explosive substances, or pesticides.
“Holdings” has the meaning specified in the preamble hereto.
“Holdings Board” has the meaning specified in Section 8.07.
“Holdings Representations” means the representations and warranties of Holdings, Delaware Merger Sub and Jersey Merger Sub expressly and specifically set forth in Article VI of this Agreement, as qualified by the Schedules. For the avoidance of doubt, the Holdings Representations are solely made by Holdings, Delaware Merger Sub and Jersey Merger Sub.
“Holdings Share” means an ordinary share of no par value in the capital of Holdings.
“Holdings Warrant” means a warrant entitling the holder to purchase such number of Holdings Share(s) per warrant as set forth therein.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Indebtedness” means, with respect to any Person, without duplication, any obligations (whether or not contingent) consisting of  (a) the outstanding principal amount of and accrued and unpaid interest on, and other payment obligations for, borrowed money, or payment obligations issued or incurred in substitution or exchange for payment obligations for borrowed money, (b) amounts owing as deferred purchase price for property or services, including “earnout” payments, (c) payment obligations evidenced by any promissory note, bond, debenture, mortgage or other debt instrument or debt security, (d) contingent reimbursement obligations with respect to letters of credit, bankers’ acceptance or similar facilities (in each case to the extent drawn), (e) payment obligations of a third party secured by (or for which the holder of such payment obligations has an existing right, contingent or otherwise, to be secured by) any Lien, other than a Permitted Lien, on assets or properties of such Person, whether or not the obligations secured thereby have been assumed, (f) obligations under capitalized leases, (g) obligations under any Financial Derivative/Hedging Arrangement, (h) guarantees, make-whole agreements, hold harmless agreements or other similar arrangements with respect to any amounts of a type described in clauses (a) through (g) above and (i) with respect to each of the foregoing, any unpaid interest, breakage costs, prepayment or redemption penalties or premiums, or other unpaid fees or obligations; provided, however, that Indebtedness shall not include accounts payable to trade creditors and accrued expenses arising in the ordinary course of business consistent with past practice.
“Information or Document Request” means any request or demand for the production, delivery or disclosure of documents or other evidence, or any request or demand for the production of witnesses for interviews or depositions or other oral or written testimony, by any Regulatory Consent Authority relating to the transactions contemplated hereby or by any third party challenging the transactions contemplated hereby, including any so called “second request” for additional information or documentary material or any civil investigative demand made or issued by the Antitrust Division of the United States Department of Justice or the United States Federal Trade Commission or any subpoena, interrogatory or deposition.
“Intellectual Property” means all intellectual property rights created, arising, or protected under applicable Law, including all: (i) patents and patent applications, (ii) trademarks, service marks and trade names, (iii) copyrights, (iv) internet domain names and (v) trade secrets.
“Intended Tax Treatment” has the meaning specified in the Recitals hereto.
“Interim Period” has the meaning specified in Section 8.01.
“IT Systems” has the meaning specified in Section 5.11(d).
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“Jersey Companies Law” means the Companies (Jersey) Law 1991, as amended or restated from time to time.
“Jersey Merger” has the meaning specified in Section 2.01(a).
“Jersey Merger Effective Time” means the effective time of the Jersey Merger, which will occur when the last entry is made on the register of Jersey companies in relation to the Jersey Merger by the registrar of Jersey companies in accordance with Article 127FM of the Jersey Companies Law.
“Jersey Merger Pre-Conditions” means (a) the Company has given notice to all creditors of the Jersey Merger in accordance with Article 127FC(1) of the Jersey Companies Law; (b) Jersey Merger Sub has given notice to all creditors of the Jersey Merger in accordance with Article 127FC(1) of the Jersey Companies Law; (c) the Company has obtained the approval of the Company Shareholders by way of special resolution; and (d) the Jersey Merger Sub has obtained the approval of Onex Partners IV LP and Onex Partners IV GP LP by way of special resolution.
“Jersey Merger Sub” has the meaning specified in the preamble hereto.
“Jersey Transfer Instrument” has the meaning specified in Section 2.04(a).
“Law” means any statute, law, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.
“Leased Real Property” means all real property leased by the Company or its Subsidiaries, the lease of which may not be terminated at will, or by giving notice of 90 days or less, without cost or penalty.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, encumbrance, security interest or other lien of any kind.
“Material Adverse Effect” means, with respect to the Company, a material adverse effect on (i) the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Material Adverse Effect” on the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole: (a) any change in applicable Laws or GAAP or any interpretation thereof, (b) any change in interest rates or economic, political, business, financial, commodity, currency or market conditions generally, (c) the announcement or the execution of this Agreement, the pendency or consummation of the Delaware Merger or the performance of this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees (provided that the exceptions in this clause (c) shall not be deemed to apply to references to “Material Adverse Effect” in the representations and warranties set forth in Section 5.04 and, to the extent related thereto, the condition in Section 9.02(a)), (d) any change generally affecting any of the industries or markets in which the Company or its Subsidiaries operate or the economy as a whole, (e) the compliance with the terms of this Agreement or the taking of any action required or contemplated by this Agreement or with the prior written consent of Acquiror (provided that the exceptions in this clause (e) shall not be deemed to apply to references to “Material Adverse Effect” in the representations and warranties set forth in Section 5.04 and, to the extent related thereto, the condition in Section 9.02(a)), (f) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, act of God or other force majeure event, (g) any national or international political or social conditions in countries in which, or in the proximate geographic region of which, the Company operates, including the engagement by the United States or such other countries in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel or (h) any failure of the Company and its Subsidiaries, taken as a whole, to meet any projections, forecasts or budgets; provided, that clause (h) shall not prevent or otherwise affect a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in, or contributed to, or would reasonably be expected to result in or contribute to, a Material Adverse Effect (to the extent such change or
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effect is not otherwise excluded from this definition of Material Adverse Effect), except in the case of clause (a), (b), (d), (f) and (g) to the extent that such change does not have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, as compared to other industry participants or (ii) the ability of the Company to consummate the transactions contemplated hereby in accordance with the terms hereof.
“Material Permits” has the meaning specified in Section 5.23.
“Multiemployer Plan” has the meaning specified in Section 5.13(e).
“Nominating Agreement” has the meaning specified in the Recitals hereto.
“NYSE” means the New York Stock Exchange.
“Offer” has the meaning specified in the Recitals hereto.
“Outstanding Acquiror Expenses” has the meaning specified in Section 4.07(b).
“Outstanding Company Expenses” has the meaning specified in Section 4.07(a).
“Owned Real Property” has the meaning specified in Section 5.18(a).
“Per Share Delaware Merger Consideration” means one Holdings Share.
“Per Share Jersey Merger Consideration” has the meaning specified in Section 2.02(a).
“Permits” means all permits, licenses, certificates of authority, authorizations, approvals, registrations and other similar consents issued by or obtained from a Governmental Authority.
“Permitted Liens” means (i) statutory or common law Liens of mechanics, materialmen, warehousemen, landlords, carriers, repairmen, construction contractors and other similar Liens that arise in the ordinary course of business, that relate to amounts not yet delinquent or that are being contested in good faith through appropriate Actions, in each case only to the extent appropriate reserves have been established in accordance with GAAP, (ii) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (iii) Liens for Taxes not yet due and payable or which are being contested in good faith through appropriate Actions, in each case, for which appropriate reserves have been established in accordance with GAAP, (iv) Liens, encumbrances and restrictions on real property (including easements, covenants, rights of way and similar restrictions of record) that (A) are matters of record, (B) would be disclosed by a current, accurate survey or physical inspection of such real property, or (C) do not materially interfere with the present uses of such real property, (v) Liens that (A) were not incurred in connection with indebtedness for borrowed money and (B) are not material to the Company and its Subsidiaries, taken as a whole, (vi) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business and (vii) Liens described on Schedule 1.01(a).
“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.
“Proposals” has the meaning specified in Section 10.02(c).
“Proxy Statement” means the proxy statement filed by Acquiror on Schedule 14A with respect to the Special Meeting to approve the Proposals.
“Proxy Statement/Prospectus” means the proxy statement/prospectus included in the Form F-4, including the Proxy Statement, relating to the transactions contemplated by this Agreement which shall constitute a proxy statement of the Acquiror to be used for the Special Meeting to approve the Proposals (which shall also provide the Acquiror Stockholders with the opportunity to redeem their shares of Acquiror Common Stock in conjunction with a stockholder vote on the Business Combination) and a prospectus with respect to the Holdings Shares to be offered and issued to the Acquiror Stockholders (other than the Sponsors) and the effect of the Transactions on the Acquiror Warrants pursuant to Section 4.04, in all cases in accordance with and as required by the Acquiror Organizational Documents, applicable Law, and the rules and regulations of the NYSE.
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“Real Estate Lease Documents” has the meaning specified in Section 5.18(b).
“Real Property” has the meaning specified in Section 5.18(a).
“Registered Intellectual Property” has the meaning specified in Section 5.11(a).
“Registration Rights Agreement” has the meaning specified in the Recitals hereto.
“Regulatory Consent Authorities” means the Antitrust Division of the United States Department of Justice or the United States Federal Trade Commission, as applicable.
“Representative” means, as to any Person, any of the officers, directors, managers, employees, counsel, accountants, financial advisors, lenders, debt financing sources and consultants of such Person.
“Revolving Credit Facility” means that certain first lien senior secured revolving credit facility in an aggregate principal amount of  $175 million, with a letter of credit sublimit of  $25 million, to be borrowed by certain of the borrowers thereunder, as amended to date.
“Rollover Options” has the meaning specified in Section 2.06.
“Schedules” means the disclosure schedules of the Company and its Subsidiaries.
“SEC” means the United States Securities and Exchange Commission.
“SEC Clearance Date” means the date on which the SEC has declared the Form F-4 effective and has confirmed that it has no further comments on the Proxy Statement.
“SEC Reports” has the meaning specified in Section 7.08(a).
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Laws” means the securities laws of any state, federal or foreign entity and the rules and regulations promulgated thereunder.
“Shareholders Agreement” has the meaning specified in the Recitals hereto.
“Significant Subsidiary” means any direct or indirect Subsidiary of the Company which would qualify as a “significant subsidiary” pursuant to Rule 1-02(w) of Regulation S-X.
“Software” means any and all (a) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code, object code, human readable form or other form, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (d) all documentation including user manuals and other training documentation relating to any of the foregoing.
“Special Meeting” means a meeting of the holders of Acquiror Common Stock to be held for the purpose of approving the Proposals.
“Specified Representations” has the meaning specified in Section 11.02(a)(i).
“Sponsor” means each of Jerre Stead, Michael Klein, Sheryl von Blucher, Martin Broughton, Karen G. Mills, Balakrishnan S. Iyer, M. Klein Associates, Inc., Garden State Capital Partners LLC, The Iyer Family Trust dated 1/25/2001, Mills Family I, LLC, K&BM LP and Churchill Sponsor LLC.
“Sponsor Agreement” means that certain Amended and Restated Letter Agreement, dated as of the date hereof, by and among the Sponsors, Acquiror, Holdings and the Company, as amended or modified from time to time.
“Sponsor Share” means a share of Acquiror Common Stock held by any of the Sponsors as of immediately prior to the Delaware Merger Effective Time.
“Sponsor Warrant” means an Acquiror Warrant held by any of the Sponsors as of immediately prior to the Delaware Merger Effective Time.
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“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.
“Surviving Delaware Company” has the meaning specified in Section 3.01.
“Surviving Jersey Company” has the meaning specified in Section 2.01(b).
“Surviving Provisions” has the meaning specified in Section 12.02.
“Tax” means any federal, state, provincial, territorial, local, foreign and other net income tax, alternative or add-on minimum tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax) ad valorem, transfer, franchise, license, excise, severance, stamp, occupation, premium, personal property, real property, capital stock, profits, disability, registration, value added, estimated, customs duties, escheat, and sales or use tax, or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed with respect thereto by a Governmental Authority, whether as a primary obligor or as a result of being a transferee or successor of another Person or a member of an affiliated, consolidated, unitary, combined or other group or pursuant to Law, Contract or otherwise.
“Tax Receivable Agreement” means the agreement to be entered into among the Company Shareholders party thereto, the Company and Onex Partners IV LP, as TRA Party Representative, in substantially the form attached hereto as Exhibit E.
“Tax Return” means any return, report, statement, refund, claim, declaration, information return, statement, estimate or other document filed or required to be filed with respect to Taxes, including any schedule or attachment thereto and including any amendments thereof.
“Term Loan Facility” means that certain first lien senior secured term loan facility, originally in an aggregate principal amount of  $1,550 million, which was borrowed by Camelot Cayman LP, Camelot Finance S.A. and certain Subsidiaries of the Company named therein, as amended to date.
“Terminating Acquiror Breach” has the meaning specified in Section 12.01(c).
“Terminating Company Breach” has the meaning specified in Section 12.01(b).
“Termination Date” has the meaning specified in Section 12.01(b).
“Transactions” means the transactions contemplated by this Agreement to occur at or immediately prior to the Closing, including the Jersey Merger and the Delaware Merger.
“Treasury Regulations” means the regulations promulgated under the Code.
“Trust Account” has the meaning specified in Section 7.06(a).
“Trust Agreement” has the meaning specified in Section 7.06(a).
“Trustee” has the meaning specified in Section 7.06(a).
“Unaudited Financial Statements” has the meaning specified in Section 5.07.
“Warrant Agreement” means that certain Warrant Agreement, dated as of September 6, 2018, between Acquiror and Continental Stock Transfer & Trust Company, a New York corporation.
1.02 Construction.
(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer
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to this entire Agreement, (iv) the terms “Article”, “Section”, “Schedule”, “Exhibit” and “Annex” refer to the specified Article, Section, Schedule, Exhibit or Annex of or to this Agreement unless otherwise specified, (v) the word “including” shall mean “including without limitation” and (vi) the word “or” shall be disjunctive but not exclusive.
(b) Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.
(c) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.
(d) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.
(e) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.
(f) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.
(g) The phrases “provided to,” “furnished to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided no later than 9:00 a.m. on January 14, 2019 to the party to which such information or material is to be provided or furnished (i) in the virtual “data room” set up by the Company in connection with this Agreement or (ii) by delivery to such party or its legal counsel via electronic mail or hard copy form.
1.03 Knowledge. As used herein, the phrase “to the knowledge” shall mean the actual knowledge of, in the case of the Company, Jay Nadler, Richard Hanks and Stephen Hartman and, in the case of Acquiror, Jerre Stead, Michael Klein and Sheryl von Blucher.
1.04 Equitable Adjustments. If, between the date of this Agreement and the Closing, the outstanding Holdings Shares, Company Shares or shares of Acquiror Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event shall have occurred, then any number, value (including dollar value) or amount contained herein which is based upon the number of Holdings Shares, Company Shares or shares of Acquiror Common Stock will be appropriately adjusted to provide to the holders of Company Shares and the holders of Acquiror Common Stock the same economic effect as contemplated by this Agreement prior to such event; provided, however, that this Section 1.04 shall not be construed to permit Acquiror, Holdings, the Company, Delaware Merger Sub or Jersey Merger Sub to take any action with respect to their respective securities that is prohibited by the terms and conditions of this Agreement.
ARTICLE II
THE JERSEY MERGER
2.01 Jersey Merger. Immediately prior to the Closing and subject to the provisions of this Agreement and complying with the Jersey Merger Pre-Conditions:
(a) Jersey Merger Sub shall merge with and into the Company in accordance with the Jersey Companies Law (the “Jersey Merger”). Holdings, the Company and Jersey Merger Sub shall cause the Jersey Merger to be consummated by filing the necessary documentation in accordance with Jersey Companies Law.
(b) The Company will be the surviving company (the “Surviving Jersey Company”) and, upon the Jersey Merger Effective Time, (i) all property and rights to which the Company and Jersey Merger Sub were entitled immediately before the Jersey Merger Effective Time will become the property and right
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of the Company; (ii) the Company will become subject to all criminal and civil liabilities and all contracts, debts and other obligations, to which each of the Company and Jersey Merger Sub were subject immediately before the Jersey Merger Effective Time; (iii) all actions and other legal proceedings which, immediately before the Jersey Merger Effective Time, were pending by or against the Company and Jersey Merger Sub may be continued by or against the Company; and (iv) the Company shall remain as a private limited company organized under the laws of the Island of Jersey, retain its name as “Camelot Holdings (Jersey) Limited” and retain its registered address at St Paul’s Gate, 22-24 New Street, 4th Floor, St. Helier, Jersey JE1 4TR.
(c) Upon the Jersey Merger Effective Time, the directors of the Surviving Jersey Company will be:
(i) Stephen Hartman of c/o Clarivate Analytics, Friars House, 160 Blackfriars Road, London SE1 8 EZ United Kingdom; and
(ii) Andrew Wright of c/o Clarivate Analytics, Friars House, 160 Blackfriars Road, London SE1 8 EZ United Kingdom.
(d) Upon the Jersey Merger Effective Time, all of the directors of the Company immediately prior to the Jersey Merger Effective Time shall cease to be directors of the Company.
2.02 Conversion of Company Shares; Effects of the Jersey Merger. Subject to the provisions of this Agreement and upon the Jersey Merger Effective Time:
(a) Holdings will become the sole shareholder of the Company, as the Surviving Jersey Company, and a share or stock swap shall occur so that each Company Share will thereby be surrendered to Holdings and the holder of such Company Share shall be entitled to be issued for such Company Share a number of Holdings Shares equal to the Exchange Ratio (the “Per Share Jersey Merger Consideration”), with any fraction of a Holdings Share in respect of each holder’s aggregate Company Shares rounded off to the nearest whole Holdings Share;
(b) each share in the capital of Jersey Merger Sub shall be converted into one ordinary share in the capital of the Surviving Jersey Company;
(c) each Company Share held in the treasury of the Company immediately prior to the Jersey Merger Effective Time shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto;
(d) the memorandum of association and articles of association of the Company shall be the memorandum of association and articles of association of the Surviving Jersey Company; and
(e) no assets of the Company shall be distributed in the Jersey Merger.
2.03 Company Shareholders’ Rights Upon the Jersey Merger. Upon consummation of the Jersey Merger, each Company Shareholder shall, subject to applicable Laws and this Agreement, cease to have any rights with respect to any share certificate evidencing such Company Shareholder’s title to one or more Company Shares, and to any Company Shares evidenced thereby, other than the right to receive a share certificate for Holdings Shares.
2.04 Delivery of Per Share Jersey Merger Consideration.
(a) As promptly as reasonably practicable after the date of this Agreement, Holdings shall cause to be mailed to each holder of record of Company Shares a transfer instrument in substantially the form attached hereto as Exhibit C (the “Jersey Transfer Instrument”), which shall (i) have customary representations and warranties as to title, authorization, execution and delivery, (ii) include, in the case of each Jersey Transfer Instrument to be executed by an individual who was a Management Shareholder (as defined in the Company Shareholders Agreement) prior to the Jersey Merger Effective Time, a joinder, effective as of the Closing, to the Registration Rights Agreement and Shareholders Agreement and (iii) specify that delivery shall be effected, and risk of loss and title to the Company Shares shall pass, only upon delivery of the Company Shares to Holdings (including all certificates representing Company Shares (each, a “Company Certificate” and, collectively, the “Company Certificates”), to the extent such Company Shares are certificated), together with instructions thereto.
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(b) Upon the receipt of a Jersey Transfer Instrument (accompanied with all Company Certificates representing Company Shares of the holder of such Company Shares, to the extent such Company Shares are certificated) duly, completely and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by Holdings, the holder of such Company Shares shall be entitled to receive in exchange therefor, the Per Share Jersey Merger Consideration into which such Company Shares have been converted pursuant to Section 2.02(a). Until surrendered as contemplated by this Section 2.04(b), each Company Share shall be deemed at any time from and after the Jersey Merger Effective Time to represent only the right to receive upon such surrender the Per Share Jersey Merger Consideration which the holders of Company Shares were entitled to receive in respect of such shares pursuant to this Section 2.04(b).
2.05 Lost Certificate. In the event any Company Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed and, if required by Holdings, the provision by such Person of a customary indemnity against any claim that may be made against Holdings with respect to such Company Certificate, and Holdings shall issue in exchange for such lost, stolen or destroyed Company Certificate the Per Share Jersey Merger Consideration, deliverable in respect thereof as determined in accordance with this Article II.
2.06 Conversion of Company Options. Effective as of the Jersey Merger Effective Time, each Company Option, to the extent then outstanding and unexercised, shall automatically, without any action on the part of the holder thereof, be cancelled and converted into and thereafter evidence an option to purchase Holdings Shares with respect to that number of Holdings Shares that is equal to the product of (a) the number of Company Shares subject to such Company Option as of immediately prior to the Jersey Merger Effective Time, multiplied by (b) the Exchange Ratio, rounded down to the nearest whole number of Holdings Shares (after such conversion, “Rollover Options”), at an exercise price per Holdings Share equal to the quotient obtained by dividing (x) the per share exercise price of such Company Option by (y) the Exchange Ratio, rounded up to the nearest whole cent. Notwithstanding the foregoing, the conversion described in this Section 2.06 will be subject to such modifications, if any, as are required to cause the conversion to be made in a manner consistent with the requirements of Treasury Regulation Section 1.409A-1(b)(5)(v)(D). Following the Jersey Merger Effective Time, each Rollover Option shall be subject to the management equity incentive plan of Holdings in effect upon the Jersey Merger Effective Time and to the same terms and conditions as had applied to the corresponding Company Option as of immediately prior to the Jersey Merger Effective Time, except for such terms rendered inoperative by reason of the Transactions, subject to such adjustments as reasonably determined by the Holdings Board to be necessary or appropriate to give effect to the conversion or the Transactions.
ARTICLE III
THE DELAWARE MERGER; CLOSING
3.01 Delaware Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, immediately following the consummation of the Jersey Merger, Holdings and Delaware Merger Sub shall cause Delaware Merger Sub to be merged with and into Acquiror (the “Delaware Merger”), with Acquiror being the surviving corporation (which is sometimes hereinafter referred to for the periods at and after the Delaware Merger Effective Time as the “Surviving Delaware Company”) following the Delaware Merger and the separate corporate existence of Delaware Merger Sub shall cease. The Delaware Merger shall be consummated in accordance with this Agreement and the DGCL and evidenced by a Certificate of Delaware Merger between Delaware Merger Sub and Acquiror in the form of Exhibit D (the “Delaware Certificate of Merger”), such Delaware Merger to be consummated immediately upon filing of the Delaware Certificate of Merger or at such later time as may be agreed by Acquiror and the Company in writing and specified in the Delaware Certificate of Merger (the “Delaware Merger Effective Time”).
3.02 Effects of the Delaware Merger. The Delaware Merger shall have the effects set forth in this Agreement and the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Delaware Merger Effective Time, all the property, rights, privileges, powers and franchises of Delaware Merger Sub shall vest in the Surviving Delaware Company, and all debts, liabilities and duties of Delaware Merger Sub shall become the debts, liabilities and duties of the Surviving Delaware Company.
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3.03 Closing. Subject to the terms and conditions of this Agreement, the closing of the Delaware Merger (the “Closing”) shall take place electronically through the exchange of documents via e-mail or facsimile on the date which is three Business Days after the date on which all conditions set forth in Article XI shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) or such other time and place as Acquiror and the Company may mutually agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” Subject to the satisfaction or waiver of all of the conditions set forth in Article XI of this Agreement, and provided this Agreement has not theretofore been terminated pursuant to its terms, on the Closing Date, Acquiror, Holdings and Delaware Merger Sub shall cause the Delaware Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Sections 251 and 103 of the DGCL.
3.04 Certificate of Incorporation and Bylaws of the Surviving Delaware Company. At the Delaware Merger Effective Time, (i) the certificate of incorporation of Acquiror as in effect immediately prior to the Delaware Merger Effective Time shall be amended and restated as set forth in the Delaware Certificate of Merger, until thereafter amended in accordance with its terms and as provided by the DGCL, and (ii) the bylaws of Acquiror as in effect immediately prior to the Delaware Merger Effective Time shall be amended and restated to be identical to the bylaws of Delaware Merger Sub in effect immediately prior to the Delaware Merger Effective Time, except that references to the name of Delaware Merger Sub shall be replaced with references to the name of Acquiror, until thereafter amended as provided therein or by the DGCL.
3.05 Directors and Officers of the Surviving Delaware Company. Immediately prior to the Delaware Merger Effective Time, each of Holdings and Delaware Merger Sub shall cause the individuals set forth on Schedule 3.05 to be designated or appointed as the directors and officers of Delaware Merger Sub immediately prior to the Delaware Merger Effective Time, and such individuals shall be the directors and officers of the Surviving Delaware Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.
3.06 Closing Date Certificate. No sooner than five or later than two Business Days prior to the Closing Date, Acquiror shall deliver to Holdings and the Company a certificate (the “Closing Date Certificate”), duly executed and certified by an executive officer of Acquiror, which sets forth Acquiror’s good faith calculation of the Available Closing Date Cash (including supporting detail thereof) and the Exchange Ratio, in each case, determined in accordance with the definitions set forth in this Agreement.
ARTICLE IV
EFFECTS OF THE DELAWARE MERGER
4.01 Conversion of Shares of Acquiror Common Stock and Delaware Merger Sub Stock.
(a) At the Delaware Merger Effective Time, by virtue of the Delaware Merger and without any action on the part of any Acquiror Stockholder, each share of Acquiror Common Stock (an “Acquiror Common Share”) that is issued and outstanding immediately prior to the Delaware Merger Effective Time (other than any Excluded Shares, which shall not constitute “Acquiror Common Shares” hereunder), shall thereupon be converted into, and the holder of such Acquiror Common Share shall be entitled to receive, the Per Share Delaware Merger Consideration for such Acquiror Common Share. All of the shares of Acquiror Common Stock converted into the right to receive the Per Share Delaware Merger Consideration pursuant to this Article IV shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a Certificate previously representing any such shares of Acquiror Common Stock shall thereafter cease to have any rights with respect to such securities, except the right to receive the Per Share Delaware Merger Consideration into which such shares of Acquiror Common Stock shall have been converted in the Delaware Merger.
(b) At the Delaware Merger Effective Time, by virtue of the Delaware Merger and without any action on the part of Holdings or Delaware Merger Sub, each share of common stock, par value $0.0001 per share, of Delaware Merger Sub shall no longer be outstanding and shall thereupon be converted into and become one share of common stock, par value $0.0001 per share, of the Surviving Delaware Company.
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(c) At the Delaware Merger Effective Time, by virtue of the Delaware Merger and without any action on the part of any holder of Excluded Shares, each Excluded Share shall be surrendered and cancelled and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor.
4.02 Delivery of Per Share Delaware Merger Consideration.
(a) As promptly as reasonably practicable after the Delaware Merger Effective Time, Holdings shall cause to be mailed to each holder of record of Acquiror Common Shares a letter of transmittal in customary form to be approved by Acquiror (such approval not to be unreasonably withheld, conditioned, or delayed) prior to the Closing (the “Delaware Letter of Transmittal”), which shall (i) have customary representations and warranties as to title, authorization, execution and delivery and (ii) specify that delivery shall be effected, and risk of loss and title to the Acquiror Common Shares shall pass, only upon delivery of the Acquiror Common Shares to Holdings (including all certificates representing Acquiror Common Shares (each, a “Certificate” and, collectively, the “Certificates”), to the extent such Acquiror Common Shares are certificated), together with instructions thereto.
(b) Upon the receipt of a Delaware Letter of Transmittal (accompanied with all Certificates representing Acquiror Common Shares of the holder of such Acquiror Common Shares, to the extent such Acquiror Common Shares are certificated) duly, completely and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by Holdings, the holder of such Acquiror Common Shares shall be entitled to receive in exchange therefor (i) the Per Share Delaware Merger Consideration into which such Acquiror Common Shares have been converted pursuant to Section 4.01(a) and (ii) dividends declared after the Delaware Merger Effective Time which are unpaid, if any. Until surrendered as contemplated by this Section 4.02(b), each Acquiror Common Share shall be deemed at any time from and after the Delaware Merger Effective Time to represent only the right to receive upon such surrender the Per Share Delaware Merger Consideration which the holders of Acquiror Common Shares were entitled to receive in respect of such shares pursuant to this Section 4.02(b) (plus any dividends declared after the Delaware Merger Effective Time which are unpaid, if any).
4.03 Lost Certificate. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Holdings, the provision by such Person of a customary indemnity against any claim that may be made against Holdings with respect to such Certificate, and Holdings shall issue in exchange for such lost, stolen or destroyed Certificate the Per Share Delaware Merger Consideration, deliverable in respect thereof as determined in accordance with this Article IV.
4.04 Acquiror Warrants. At the Delaware Merger Effective Time, by virtue of the Delaware Merger and without any action on the part of any holder of Acquiror Warrants, each Acquiror Warrant that is outstanding immediately prior to the Delaware Merger Effective Time shall, pursuant to and in accordance with Section 4.4 of the Warrant Agreement, automatically and irrevocably be modified to provide that such Acquiror Warrant shall no longer entitle the holder thereof to purchase the amount of share(s) of Acquiror Common Stock set forth therein and in substitution thereof such Acquiror Warrant shall entitle the holder thereof to acquire such equal number of Holdings Share(s) per Acquiror Warrant.
4.05 Withholding. Each of Acquiror, Holdings, the Company, the Surviving Delaware Company, the Surviving Jersey Company and their respective Affiliates shall be entitled to deduct and withhold from any cash amounts otherwise deliverable under this Agreement, and from any other consideration otherwise paid or delivered in connection with the transactions contemplated by this Agreement, such amounts that any such Persons are required to deduct and withhold with respect to any of the deliveries and payments contemplated by this Agreement under the Code or any applicable Law. To the extent that Acquiror, Holdings, the Company, the Surviving Delaware Company, the Surviving Jersey Company or their respective Affiliates withholds such amounts with respect to any Person and properly remits such withheld amounts to the applicable Governmental Authority, such withheld amounts shall be treated as having been paid to or on behalf of such Person. In the case of any such payment payable to employees of the Company or its Affiliates prior to the Jersey Merger treated as compensation, the parties shall cooperate to pay such amounts through the Company’s or its Subsidiary’s payroll to facilitate applicable withholding.
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4.06 Fractional Shares. No certificate or scrip representing fractional Holdings Shares shall be issued upon the surrender for exchange of Certificates of Acquiror Common Stock, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Holdings.
4.07 Payment of Expenses.
(a) No sooner than five or later than two Business Days prior to the Closing Date, the Company shall provide to Acquiror a written report setting forth a list of the following fees and expenses incurred by or on behalf of the Company, Holdings, Jersey Merger Sub or Delaware Merger Sub or the Company Shareholders in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby (together with written invoices and wire transfer instructions for the payment thereof), solely to the extent such fees and expenses are incurred and unpaid as of the close of business on the Business Day immediately preceding the Closing Date: (i) the fees and disbursements of outside counsel to the Company, Holdings, Jersey Merger Sub, Delaware Merger Sub or the Company Shareholders incurred in connection with the Transactions and (ii) the fees and expenses of any other agents, advisors, consultants, experts and financial advisors employed by Holdings, Jersey Merger Sub, Delaware Merger Sub or the Company in connection with the Transactions (collectively, the “Outstanding Company Expenses”). On the Closing Date following the Closing, Acquiror shall pay or cause to be paid by wire transfer of immediately available funds all such Outstanding Company Expenses.
(b) No sooner than five or later than two Business Days prior to the Closing Date, Acquiror shall provide to the Company a written report setting forth a list of all fees and disbursements of Acquiror or the Sponsors for outside counsel and fees and expenses of Acquiror or the Sponsors or for any other agents, advisors, consultants, experts and financial advisors employed by or on behalf of Acquiror or the Sponsors in connection with the Transactions (together with written invoices and wire transfer instructions for the payment thereof) (collectively, the “Outstanding Acquiror Expenses”). On the Closing Date, Acquiror shall pay or cause to be paid by wire transfer of immediately available funds all such Outstanding Acquiror Expenses. For avoidance of doubt, such Outstanding Acquiror Expenses shall be payable by Acquiror from amounts released from the Trust Account following the Closing.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as set forth in the Schedules to this Agreement (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent), the Company represents and warrants to Acquiror as follows:
5.01 Corporate Organization of the Company.
(a) The Company has been duly incorporated and is validly existing as a private limited company under the Laws of the Island of Jersey and has the requisite power and authority to own, lease and operate its assets and properties and to conduct its business as it is now being conducted. The copies of the memorandum of association and articles of association of the Company previously made available by the Company to Acquiror are true, correct and complete and are in effect as of the date of this Agreement.
(b) The Company is licensed or qualified and in good standing as a foreign company in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, except where the failure to be so licensed or qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
5.02 Subsidiaries.
(a) The Significant Subsidiaries of the Company as of the date hereof are set forth on Schedule 5.02, including, as of such date, a description of the capitalization of each such Significant Subsidiary and the names of the beneficial owners of all securities and other equity interests in each
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Significant Subsidiary. Each Significant Subsidiary has been duly formed or organized and is validly existing under the Laws of its jurisdiction of incorporation or organization and has the organizational power and authority to own, lease and operate its assets and properties and to conduct its business as it is now being conducted. Each Significant Subsidiary is duly licensed or qualified and in good standing as a foreign corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) As of the date hereof, except for the Company’s or any of its Subsidiaries’ ownership interest in such Subsidiaries, neither the Company nor its Subsidiaries own any capital stock or any other equity interests in any other Person or has any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any shares of the capital stock or other equity interests, or any securities or obligations exercisable or exchangeable for or convertible into any shares of the capital stock or other equity interests, of such Person.
5.03 Due Authorization. The Company has all requisite company power and authority to execute and deliver this Agreement and each ancillary agreement to this Agreement to which it is a party and (subject to the satisfaction of the Jersey Merger Pre-Conditions and subject to the approvals described in Section 5.05) to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such ancillary agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by the board of directors of the Company, and no other company proceeding on the part of the Company is necessary to authorize this Agreement or such ancillary agreements or (subject to the satisfaction of the Jersey Merger Pre-Conditions) the Company’s performance hereunder or thereunder. This Agreement has been, and each such ancillary agreement will be, duly and validly executed and delivered by the Company and, assuming due authorization and execution by each other party hereto and thereto, constitutes, or will constitute, as applicable, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
5.04 No Conflict. Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 5.05 or on Schedule 5.05 and subject to satisfaction of the Jersey Merger Pre-Conditions, the execution, delivery and performance of this Agreement and each ancillary agreement to this Agreement to which it is a party by the Company and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate any provision of, or result in the breach of, the certificate of formation, bylaws or other organizational documents of the Company or its Subsidiaries, (b) conflict with or result in any violation of any provision of any Law, Permit or Governmental Order applicable to the Company or its Subsidiaries, or any of their respective properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Contract of the type described in Section 5.12(a), whether or not set forth on Schedule 5.12(a), to which the Company or its Subsidiaries is a party or by which any of them or any of their respective assets or properties may be bound or affected or (d) result in the creation of any Lien upon any of the properties, equity interests or assets of the Company or its Subsidiaries, except (in the case of clauses (b), (c) or (d) above) for such violations, conflicts, breaches or defaults which, individually or in the aggregate, would not (i) be material to the Company and its Subsidiaries, taken as a whole, or (ii) materially adversely affect the ability of the Company to perform or comply with on a timely basis any material obligation under this Agreement or to consummate the Transactions.
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5.05 Governmental Authorities; Consents. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or notice, approval, consent waiver or authorization from any Governmental Authority is required on the part of the Company with respect to the Company’s execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, except for (a) applicable requirements of the HSR Act, (b) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform or comply with on a timely basis any material obligation under this Agreement or to consummate the transactions contemplated hereby in accordance with the terms hereof and (c) as otherwise disclosed on Schedule 5.05.
5.06 Current Capitalization.
(a) As of the date hereof, the authorized share capital of the Company is $20,000 divided into 2,000,000 ordinary shares, 1,645,890.01 of which are issued and outstanding as of the date of this Agreement. Set forth on Schedule 5.06(a) is a true, correct and complete list of each holder of shares or other equity interests of the Company (other than Company Options) and the number of shares or other equity interests held by each such holder as of the date hereof. Except as set forth on Schedule 5.06(a) or pursuant to the Company Stock Plan, as of the date hereof there are no other shares of common stock, preferred stock or other equity interests of the Company authorized, reserved, issued or outstanding.
(b) Except for Company Options granted pursuant to the Company Stock Plan, as of the date hereof there are (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for Company Shares or the equity interests of the Company, or any other Contracts to which the Company is a party or by which the Company is bound obligating the Company to issue or sell any shares of capital stock of, other equity interests in or debt securities of, the Company and (ii) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in the Company. As of the date hereof, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any securities or equity interests of the Company. Except as set forth on Schedule 5.06(b), there are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which the Company’s stockholders may vote. Except for the Company Shareholders Agreement, as of the date hereof the Company is not party to any shareholders agreement, voting agreement or registration rights agreement relating to its equity interests. With respect to each Company Option, Schedule 5.06(b) sets forth, as of the date hereof, the name of the holder of such Company Option, the number of vested and unvested Company Shares covered by such Company Option, the date of grant, the cash exercise price per share of such Company Option and the applicable expiration date.
(c) As of the date hereof, the outstanding shares of capital stock or other equity interests of the Company’s Significant Subsidiaries (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance in all material respects with applicable Law and (iii) were not issued in breach or violation of any preemptive rights or Contract. As of the date hereof, there are (A) no subscriptions, calls, rights or other securities convertible into or exchangeable or exercisable for the equity interests of the Company’s Significant Subsidiaries (including any convertible preferred equity certificates), or any other Contracts to which any of the Company’s Subsidiaries is a party or by which any of the Company’s Significant Subsidiaries is bound obligating such Significant Subsidiaries to issue or sell any shares of capital stock of, other equity interests in or debt securities of, such Significant Subsidiaries, and (B) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in the Company’s Significant Subsidiaries. As of the date hereof, there are no outstanding contractual obligations of the Company’s Significant Subsidiaries to repurchase, redeem or otherwise acquire any securities or equity interests of the Company’s Significant Subsidiaries. Except as set forth on Schedule 5.06(c), there are no outstanding bonds, debentures, notes or other indebtedness of the Company’s Subsidiaries having the right to vote (or convertible into, or
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exchangeable for, securities having the right to vote) on any matter for which the such Subsidiaries’ stockholders may vote. Except as forth on Schedule 5.06(c), the Company’s Subsidiaries are not party to any stockholders agreement, voting agreement or registration rights agreement relating to the equity interests of the Company’s Subsidiaries.
(d) As of the date hereof, the Company is the direct or indirect owner of, and has good and marketable direct or indirect title to, all the issued and outstanding shares of capital stock or equity interests of its Significant Subsidiaries free and clear of any Liens other than Permitted Liens. There are no options or warrants convertible into or exchangeable or exercisable for the equity interests of the Company’s Significant Subsidiaries.
5.07 Financial Statements. Attached as Schedule 5.07 are (a) the audited consolidated balance sheets of the Company and its Subsidiaries (including the Company) as of December 31, 2016 and as of December 31, 2017 and the audited consolidated or combined income (loss) statements, statements of comprehensive income (loss), changes in equity and cash flows of the Company and its Subsidiaries (including the Company) for the same period, together with the auditor’s reports thereon (the “Audited Financial Statements”) and (b) the unaudited condensed consolidated balance sheets of the Company and its Subsidiaries (including the Company) as of September 30, 2018 and the unaudited condensed consolidated statements of operations, statements of comprehensive income (loss), cash flows and changes in equity of the Company and its Subsidiaries (including the Company) as of September 30, 2018 (the “Unaudited Financial Statements” and, together with the Audited Financial Statements, the “Financial Statements”). The Financial Statements present fairly, in all material respects, the consolidated financial position, results of operations, income (loss), changes in equity and cash flows of the Company and its Subsidiaries as of the dates and for the periods indicated in such Financial Statements in conformity with GAAP (except, in the case of the Unaudited Financial Statements, for the absence of footnotes and other presentation items, in each case the impact of which is not material) and were derived from, and accurately reflect in all material respects, the books and records of the Company and its Subsidiaries.
5.08 Undisclosed Liabilities. There is no material liability, debt or obligation against the Company or its Subsidiaries that would be required to be set forth or reserved for on a balance sheet of the Company and its Subsidiaries (and the notes thereto) prepared in accordance with GAAP consistently applied and in accordance with past practice, except for liabilities and obligations (a) reflected or reserved for on the Financial Statements or disclosed in the notes thereto, (b) that have arisen since the date of the most recent balance sheet included in the Unaudited Financial Statements in the ordinary course of the operation of business of the Company and its Subsidiaries, (c) disclosed in the Schedules or (d) arising under this Agreement and/or the performance by the Company of its obligations hereunder.
5.09 Litigation and Proceedings. There are no pending or, to the knowledge of the Company, threatened, Actions and, to the knowledge of the Company, there are no pending or threatened investigations, in each case, against the Company or its Subsidiaries, or otherwise affecting the Company or its Subsidiaries or their assets, including any condemnation or similar proceedings, that, individually or in the aggregate, would be material to the Company and its Subsidiaries, taken as a whole. Neither the Company nor its Subsidiaries or any property, asset or business of the Company or its Subsidiaries is subject to any Governmental Order, or, to the knowledge of the Company, any continuing investigation by, any Governmental Authority, in each case that, individually or in the aggregate, would be material to the Company and its Subsidiaries, taken as a whole. There is no unsatisfied judgment or any open injunction binding upon the Company or its Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company or its Subsidiaries to enter into and perform its obligations under this Agreement.
5.10 Compliance with Laws.
(a) Except (i) compliance with Environmental Laws (as to which certain representations and warranties are made pursuant to Section 5.19), (ii) compliance with Tax Laws (as to which certain representations and warranties are made pursuant to Section 5.13 and Section 5.15), and (iii) where the failure to be, or to have been, in compliance with such Laws would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are, and since October 3, 2016 have been, in compliance in all material respects with all
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applicable Laws. Neither of the Company nor its Subsidiaries has received any written notice from any Governmental Authority of a violation of any applicable Law by the Company or its Subsidiaries at any time since October 3, 2016, which violation would be material to the Company and its Subsidiaries, taken as a whole.
(b) Since October 3, 2016, and except where the failure to be, or to have been, in compliance with such Laws would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, (i) there has been no action taken by the Company, its Subsidiaries, or, to the knowledge of the Company, any officer, director, manager, employee, agent, representative or sales intermediary of the Company or its Subsidiaries, in each case, acting on behalf of the Company or its Subsidiaries, in violation of any applicable Anti-Corruption Law, (ii) neither the Company nor its Subsidiaries has been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a Governmental Authority for violation of any applicable Anti-Corruption Laws, (iii) neither the Company nor its Subsidiaries has conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Law and (iv) neither the Company nor its Subsidiaries has received any written notice or citation from a Governmental Authority for any actual or potential noncompliance with any applicable Anti-Corruption Law.
5.11 Intellectual Property.
(a) Schedule 5.11(a) sets forth, as of the date hereof, a true and complete list, including owner, jurisdiction (except for unexpired registered copyrights and domain name registrations), and serial and application numbers (except for unexpired patents, copyrights and domain name registrations), of all unexpired patents, all unexpired registered copyrights, all unexpired registered trademarks, all unexpired domain names registrations and all pending registration applications for any of the foregoing, in each case, that are owned by the Company or a Subsidiary (the “Registered Intellectual Property”). Except (i) as set forth in Schedule 5.11(a) or (ii) as provided in any Contract set forth in Schedule 5.12, a Subsidiary of the Company is the sole and exclusive owner of all Registered Intellectual Property set forth in Schedule 5.11(a), free and clear of all Liens, other than Permitted Liens.
(b) Except (i) as set forth in Schedule 5.11(b) or (ii) as would not reasonably be expected to be material to the Company’s business, as of the date hereof, no Proceedings are pending or, to the Company’s knowledge, threatened in writing (including unsolicited offers to license patents), as of the date of this Agreement, against the Company or any Subsidiary by any third party claiming infringement, misappropriation or other violation in the conduct of the Company’s business of Intellectual Property owned by such third party. Except (x) as set forth in Schedule 5.11(b) or (y) that would not reasonably be expected to be material to the Company’s business, neither the Company nor any Subsidiary is a party to any pending Proceedings, as of the date of this Agreement, claiming infringement, misappropriation or other violation by any third party of its Intellectual Property. Except as set forth in Schedule 5.11(b), within the two (2) years preceding the date of this Agreement, to knowledge of the Company, the conduct of the Company’s business has not infringed, misappropriated or otherwise violated the Intellectual Property of any third party, except for such infringements, misappropriations, dilutions and other violations that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. To the knowledge of the Company, no third party is infringing, misappropriating or otherwise violating any Intellectual Property of the Company or any Subsidiary except for such infringements, misappropriations, dilutions, and other violations that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. To the knowledge of the Company, the Subsidiaries and/or the Company, as the case may be, either own(s), has a valid license to use or otherwise has the lawful right to use, all of the Intellectual Property and Software used in the conduct of its business as currently conducted, except for such Intellectual Property and Software with respect to which the lack of such ownership, license or right to use would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
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(c) The Company and the Subsidiaries have undertaken commercially reasonable efforts to protect the confidentiality of any trade secrets included in their Intellectual Property that are material to their business.
(d) To the knowledge of the Company, there have been no material unauthorized intrusions or breaches of the security of the information technology systems currently used to provide material products to customers in the conduct of their business as it is currently conducted (the “IT Systems”) during the two-year period preceding the date hereof. The Company and the Subsidiaries have in place disaster recovery plans and procedures for the IT Systems that the Company reasonably considers to be adequate. To the knowledge of the Company, there have been no material unauthorized intrusions or breaches of the security of the IT Systems in the two-year period preceding the date hereof that, pursuant to any legal requirement, would require the Company or a Subsidiary to notify customers or employees of such breach or intrusion or that was or would reasonably be expected to be material to their business.
(e) The Subsidiaries’ and the Company’s collection, use, disclosure, storage and dissemination of personal information in connection with their business complies with, and does not violate, and for the two (2) years prior to the date of this Agreement has complied with and has not violated, (i) any Contract to which any of them is a party, (ii) any of their published privacy policies or (iii) all applicable Laws concerning the privacy and/or security of personal information and all applicable mandatory standards in the industries in which the business of the Company and the Subsidiaries operates that concern privacy, data protection, confidentiality or information security, other than any violation that, individually or in the aggregate, has not been and would not reasonably be expected to be material to the Company and its subsidiaries, taken as a whole.
5.12 Contracts; No Defaults.
(a) Schedule 5.12(a) contains a listing of all Contracts (other than purchase orders) described in clauses (i) through (x) below to which, as of the date of this Agreement, the Company or one or more of its Subsidiaries is a party or by which any of their respective assets are bound. True, correct and complete copies of the Contracts listed on Schedule 5.12(a) have been delivered to or made available to Acquiror or its agents or representatives.
(i) any Contract with an employee or independent contractor of the Company or its Subsidiaries who resides primarily in the United States which, upon the consummation of the Transactions, will (either alone or upon the occurrence of any additional acts or events) result in any payment or benefits (whether of severance pay or otherwise) becoming due, or the acceleration or vesting of any rights to any payment or benefits, from the Company or its Subsidiaries;
(ii) each employment, severance, retention, change in control or other Contract (excluding customary form offer letters entered into in the ordinary course of business) with any employee or other individual service provider of the Company or its Subsidiaries that provides for annual base cash compensation in excess of  $300,000;
(iii) each employee collective bargaining Contract;
(iv) any Contract pursuant to which the Company or its Subsidiaries licenses from a third party Intellectual Property that is material to the business of the Company and its Subsidiaries, taken as a whole, other than click-wrap, shrink-wrap and off-the-shelf software licenses, and any other software licenses that are commercially available on reasonable terms to the public generally with license, maintenance, support and other fees less than $250,000 per year;
(v) any Contract which restricts in any material respect or contains any material limitations on the ability of the Company or its Subsidiaries to compete in any line of business or in any geographic territory;
(vi) any Contract under which the Company or its Subsidiaries has (A) created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) Indebtedness, (B) granted a Lien on its assets, whether tangible or intangible, to secure any Indebtedness, or (C) extended credit to any Person (other than (1) intercompany loans and advances and (2) customer payment
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terms in the ordinary course of business), in each case of clauses (A), (B) and (C), in an amount in excess of  $4,000,000 of committed credit;
(vii) the principal transaction Contract entered into in connection with a completed acquisition or disposition by the Company or its Subsidiaries since October 3, 2016 involving consideration in excess of  $2,500,000 of any Person or other business organization, division or business of any Person (including through merger or consolidation or the purchase of a controlling equity interest in or substantially all of the assets of such Person or by any other manner);
(viii) any Contract with outstanding obligations for the sale or purchase of personal property, fixed assets or real estate having a value individually, with respect to all sales or purchases thereunder, in excess of  $500,000 or, together with all related Contracts, in excess of  $1,000,000, in each case, other than sales or purchases in the ordinary course of business consistent with past practices and sales of obsolete equipment;
(ix) any Contract not made in the ordinary course of business and not disclosed pursuant to any other clause under this Section 5.12 and expected to result in revenue or require expenditures in excess of  $4,000,000 in the calendar year ended December 31, 2018 or any subsequent calendar year;
(x) other than the Company Shareholders Agreement or any employment agreement set forth on Schedule 5.13(a), any Contract between the Company or its Subsidiaries on the one hand, and any of Company’s shareholders, on the other hand, that will not be terminated at or prior to the Closing; and
(xi) any Contract establishing any joint venture, partnership, strategic alliance or other collaboration that is material to the business of the Company and its Subsidiaries taken as a whole.
(b) Except for any Contract that has terminated or will terminate upon the expiration of the stated term thereof prior to the Closing Date, with respect to any Contract of the type described in Section 5.12(a), whether or not set forth on Schedule 5.12(a), (i) such Contracts are in full force and effect and represent the legal, valid and binding obligations of the Company or its Subsidiaries party thereto and, to the knowledge of the Company, represent the legal, valid and binding obligations of the other parties thereto, and, to the knowledge of the Company, are enforceable by the Company or its Subsidiaries to the extent a party thereto in accordance with their terms, subject in all respects to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law), (ii) none of the Company, its Subsidiaries or, to the knowledge of the Company, any other party thereto is in material breach of or material default (or would be in material breach, violation or default but for the existence of a cure period) under any such Contract, (iii) since December 31, 2017, neither the Company nor its Subsidiaries has received any written, or to the knowledge of the Company, oral claim or notice of material breach of or material default under any such Contract, (iv) to the knowledge of the Company, no event has occurred which individually or together with other events, would reasonably be expected to result in a material breach of or a material default under any such Contract by the Company or its Subsidiaries or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both), and (v) since December 31, 2017 through the date hereof, neither the Company nor its Subsidiaries has received written notice from any other party to any such Contract that such party intends to terminate or not renew any such Contract.
5.13 Company Benefit Plans.
(a) Schedule 5.13(a) sets forth a complete list of each material Company Benefit Plan, other than any Company Benefit Plan that is maintained outside of the United States or pursuant to Laws outside of the United States or in which employees or service providers of the Company or any of its Subsidiaries who reside primarily outside of the United States participate. “Company Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income
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Security Act of 1974, as amended (“ERISA”), and any other material, written plan, policy, program, arrangement or agreement (other than standard employment agreements that can be terminated at any time without severance or termination pay and upon notice of not more than 60 days or such longer period as may be required by applicable law) providing compensation or benefits to any current or former director, officer, employee, independent contractor or other service provider, in each case that is maintained, sponsored or contributed to by the Company or its Subsidiaries or under which the Company or its Subsidiaries has or could reasonably be expected to have any obligation or liability, including, without limitation, all incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements, but not including any plan, policy, program, arrangement or agreement that covers only former directors, officers, employees, independent contractors and service providers and with respect to which the Company and its Subsidiaries have no remaining obligations or liabilities. For the avoidance of doubt, “Company Benefit Plan” includes plans maintained outside of the United States.
(b) With respect to each Company Benefit Plan maintained in the United States and each other Company Benefit Plan that is material to the Company and its Subsidiaries taken as a whole, the Company has delivered or made available to Acquiror correct and complete copies of, if applicable (i) the current plan document and any trust agreement, (ii) the most recent summary plan description, (iii) the most recent annual report on Form 5500 filed with the Internal Revenue Service (or, with respect to non-U.S. plans, any comparable annual or periodic report), (iv) the most recent actuarial valuation, (v) the most recent determination or opinion letter issued by the Internal Revenue Service (or applicable comparable Governmental Authority), and (vi) all non-routine filings made with any Governmental Authorities since October 3, 2016.
(c) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, each Company Benefit Plan has been administered in material compliance with its terms and all applicable Laws, including ERISA and the Code and all contributions required to be made under the terms of any Company Benefit Plan as of the date this representation is made have been timely made or, if not yet due, have been properly reflected in the Company’s financial statements.
(d) Each Company Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (i) has received a favorable determination or opinion letter as to its qualification, (ii) has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer, or (iii) has time remaining under applicable Laws to apply for a determination or opinion letter or to make any amendments necessary to obtain a favorable determination or opinion letter. To the knowledge of the Company, no event has occurred that would reasonably be expected to result in the loss of the tax-qualified status of such plans. Each Company Benefit Plan maintained outside of the United States that is intended to be qualified or registered under applicable Law has been so qualified or registered and, to the knowledge of the Company, no event has occurred that would reasonably be expected to result in the loss of such qualification or registration.
(e) Neither the Company nor any of its Subsidiaries sponsored or was required to contribute to, at any point during the six year period prior to the date hereof, a multiemployer pension plan (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”) or other pension plan, in each case, that is subject to Title IV of ERISA. No circumstance or condition exists that would reasonably be expected to result in an actual obligation of the Company or any of its Subsidiaries to pay money on account of any Multiemployer Plan or other pension plan that is subject to Title IV of ERISA and that is maintained by an ERISA Affiliate of the Company. For purposes of this Agreement, “ERISA Affiliate” means any entity (whether or not incorporated) other than the Company or a Subsidiary of the Company that, together with the Company, is considered under common control and treated as one employer under Section 414(b), (c), (m) or (o) of the Code.
(f) Except as would not be reasonably expected to result in material liability to the Company and its Subsidiaries, taken as a whole, (i) no event has occurred and no condition exists that would subject
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the Company or any of its Subsidiaries to any tax, fine, lien, or penalty imposed by ERISA or the Code with respect to any Company Benefit Plan and (ii) no nonexempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code or Section 502 of ERISA) has occurred with respect to any Company Benefit Plan.
(g) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, with respect to the Company Benefit Plans, no administrative investigation, audit or other administrative proceeding by the Department of Labor, the Internal Revenue Services or other Governmental Authorities are pending, or, to the knowledge of the Company, threatened.
(h) Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated by this Agreement (either alone or in combination with another event) will result in the acceleration, vesting or creation of any rights of any director, officer or employee of the Company or its Subsidiaries to payments or benefits or increases in any existing payments or benefits or any loan forgiveness, in each case, from the Company or any of its Subsidiaries.
(i) No amount or benefit that could be, or has been, received (whether in cash or property or the vesting of property or the cancellation of indebtedness) by any current or former employee, officer or director of the Company or any Subsidiary of the Company who is a “disqualified individual” within the meaning of Section 280G of the Code could reasonably be expected to be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the transactions contemplated by this Agreement.
(j) Each Company Benefit Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code has been operated in all material respects in good faith compliance with Section 409A of the Code since January 1, 2005 or its inception (whichever is later), and all applicable regulations and notices issued thereunder. No Company Benefit Plan or award thereunder provides to any “service provider” (within the meaning of Section 409A of the Code) of the Company or its Subsidiaries any compensation or benefits which has subjected or could reasonably be expected in the future to subject such service provider to gross income inclusion or additional Tax pursuant to Section 409A(a)(1) of the Code.
(k) No Company Benefit Plan provides for the gross-up of any Taxes imposed by Section 4999 or 409A of the Code.
5.14 Labor Matters.
(a) Except as set forth on Schedule 5.14(a), (i) neither the Company nor its Subsidiaries is a party to or bound by any labor agreement, collective bargaining agreement, or any other labor-related agreements or arrangements with any labor union, labor organization or works council and no such agreements or arrangements are currently being negotiated by the Company or its Subsidiaries, (ii) no labor union or organization, works council or group of employees of the Company or its Subsidiaries has made a pending demand for recognition or certification, and (iii) there are no representation or certification proceedings or petitions seeking a representation proceeding pending or, to the knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other applicable labor relations authority.
(b) Except as would not be material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, each of the Company and its Subsidiaries (i) is in compliance with all applicable Laws regarding employment and employment practices, including, without limitation, all laws respecting terms and conditions of employment, health and safety, employee classification, non-discrimination, wages and hours, immigration, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, employee leave issues, the proper classification of employees and independent contractors, the proper classification of exempt and non-exempt employees, and unemployment insurance, (ii) has not committed any unfair labor practice as defined by the National Labor Relations Board or received written notice of any unfair labor practice complaint against it pending before the National Labor Relations Board that
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remains unresolved, and (iii) since October 3, 2016, has not experienced any actual or, to the knowledge of the Company, threatened arbitrations, grievances, labor disputes, strikes, lockouts, picketing, hand billing, slow-downs or work stoppages against or affecting the Company or its Subsidiaries.
(c) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are not delinquent in payments to any employees or former employees for any services or amounts required to be reimbursed or otherwise paid.
(d) To the knowledge of the Company, no employee of the Company or its Subsidiaries is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, non-competition agreement, restrictive covenant or other obligation: (i) to the Company or its Subsidiaries or (ii) to a former employer of any such employee relating (A) to the right of any such employee to be employed by the Company or its Subsidiaries or (B) to the knowledge or use of trade secrets or proprietary information.
(e) As of the date hereof, the Company has no knowledge that any current direct report to the CEO of the Company or its Subsidiaries presently intends to terminate his or her employment.
5.15 Taxes.
(a) All material Tax Returns required by Law to be filed by the Company or its Subsidiaries have been filed, and all such Tax Returns are true, correct and complete in all material respects.
(b) All material amounts of Taxes due and owing by the Company and its Subsidiaries have been paid, and since the date of the most recent balance sheet included in the Unaudited Financial Statements neither the Company nor any of its Subsidiaries have incurred any material Tax liability outside the ordinary course of business.
(c) Each of the Company and its Subsidiaries has (i) withheld all material amounts required to have been withheld by it in connection with amounts paid or owed to any employee, independent contractor, creditor, shareholder or any other third party, (ii) remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authority; and (iii) complied in all material respects with applicable Law with respect to Tax withholding.
(d) Neither the Company nor its Subsidiaries is engaged in any material audit or other administrative proceeding with a taxing authority or any judicial proceeding with respect to Taxes. Neither the Company nor its Subsidiaries has received any written notice from a taxing authority of a dispute or claim with respect to a material amount of Taxes, other than disputes or claims that have since been resolved, and to the knowledge of the Company, no such claims have been threatened. No written claim has been made and to the knowledge of the Company, no oral claim has been made, since October 3, 2016, by any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that such entity is or may be subject to Taxes by that jurisdiction in respect of Taxes that would be the subject of such Tax Return. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, material Taxes of the Company or its Subsidiaries and no written request for any such waiver or extension is currently pending. No issues relating to Taxes of the Company or its Subsidiaries were raised in any completed audit that would reasonably be expected to result in a material amount of Taxes in a later taxable period.
(e) Neither the Company nor its Subsidiaries (or any predecessor thereof) has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) in the prior two years.
(f) Neither the Company nor its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
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(g) Except with respect to deferred revenue or prepaid subscription revenues collected by the Company and its Subsidiaries in the ordinary course of business, neither the Company nor its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date and made prior to the Closing; (B) any written agreement with a Governmental Authority executed on or prior to the Closing; (C) installment sale or open transaction disposition made on or prior to the Closing; (D) prepaid amount received on or prior to the Closing; (E) any election under Section 108(i) of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law); or (F) to the knowledge of the Company, intercompany transaction or excess loss accounts described in the Treasury Regulations promulgated under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) that existed prior to the Closing.
(h) There are no Liens with respect to Taxes on any of the assets of the Company or its Subsidiaries, other than Liens for Taxes not yet due and payable.
(i) Neither the Company nor its Subsidiaries has any liability for the Taxes of any Person (other than the Company or its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor or (iii) by contract or otherwise (except, in each case, for liabilities pursuant to commercial contracts not primarily relating to Taxes).
(j) Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any obligation to any Governmental Authority or other Person under any Tax allocation, Tax sharing, Tax indemnification or similar agreements (except, in each case, for any such agreements that are commercial contracts not primarily relating to Taxes).
(k) Neither the Company nor any of its Subsidiaries has made an entity classification election pursuant to Treasury Regulation Section 301.7701-3 to be classified as other than such entity’s default classification pursuant to Treasury Regulation Section 301.7701-3(b) for U.S. federal income tax purposes.
(l) Neither the Company nor any of its Subsidiaries has taken or agreed to take any action not contemplated by this Agreement and/or any related ancillary documents that could reasonably be expected to prevent the Delaware Merger and the Jersey Merger from qualifying for the Intended Tax Treatment.
(m) Each Subsidiary of the Company is not and has never been a United States real property holding corporation within the meaning of Section 897(c)(2).
(n) Each of the Company and its Subsidiaries is in compliance with applicable United States and foreign transfer pricing laws and regulations in all material respects, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of each of the Company and its Subsidiaries.
(o) To the knowledge of the Company, there is no plan or intention to dissolve the Company or Acquiror for corporate law purposes, or to make an entity classification election for U.S. federal income tax purposes to treat the Company or Acquiror as a disregarded entity, following the Transactions.
5.16 Brokers’ Fees. Except as described on Schedule 8.01, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by the Company, its Subsidiaries or any of their Affiliates for which the Company or any of its Subsidiaries has any obligation.
5.17 Insurance. Schedule 5.17 contains a list of all material policies or programs of self-insurance of property, fire and casualty, product liability, workers’ compensation, and other forms of insurance held by, or for the benefit of, the Company or its Subsidiaries as of the date of this Agreement. True, correct and complete copies or comprehensive summaries of such insurance policies have been made available to Acquiror. With respect to each such insurance policy required to be listed on Schedule 5.17, except as would
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not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole: (i) all premiums due have been paid, (ii) the policy is legal, valid, binding and enforceable in accordance with its terms and, except for policies that have expired under their terms in the ordinary course, is in full force and effect, (iii) neither the Company nor its Subsidiaries is in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and, to the Company’s knowledge, no event has occurred which, with notice or the lapse of time or both, would constitute such a breach or default, or permit termination or modification, under the policy, and to the knowledge of the Company, no such action has been threatened, (iv) as of the date hereof, no written notice of cancellation, non-renewal, disallowance or reduction in coverage or claim or termination has been received other than in connection with ordinary renewals.
5.18 Real Property; Assets.
(a) Neither the Company nor any other Subsidiary of the Company owns any real property. Neither the Company nor any of its Subsidiaries is a party to any agreement or option to purchase any real property or interest therein.
(b) Schedule 5.18(b) contains a true, correct and complete list of all Leased Real Property. The Company has made available to Acquiror true, correct and complete copies of the material leases, subleases and occupancy agreements (including all modifications, amendments, supplements, waivers and side letters thereto) for the Leased Real Property to which the Company or its Subsidiaries is a party (the “Real Estate Lease Documents”), and such deliverables comprise all Real Estate Lease Documents relating to the Leased Real Property.
(c) Each Real Estate Lease Document (i) is a legal, valid, binding and enforceable obligation of the Company or its Subsidiaries, as applicable, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity, and each such lease is in full force and effect, (ii) has not been amended or modified except as reflected in the modifications, amendments, supplements, waivers and side letters thereto made available to Acquiror and (iii) except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, covers the entire estate it purports to cover, and, subject to securing the consents or approvals, if any, required under the Real Estate Lease Documents to be obtained from any landlord, or lender to landlord (as applicable), in connection with the execution and delivery of this Agreement by the Company or the consummation of the transaction contemplated hereby by the Company, upon the consummation of the transactions contemplated by this Agreement, will entitle Holdings or its Subsidiaries to the exclusive use (subject to the terms of the respective Real Estate Lease Documents in effect with respect to the Leased Real Property), occupancy and possession of the premises specified in the Real Estate Lease Documents for the purpose specified in the Real Estate Lease Documents.
(d) No material default by (i) the Company or its Subsidiaries or (ii) to the knowledge of the Company, any landlord or sub-landlord, as applicable, presently exists under any Real Estate Lease Documents. Neither the Company nor its Subsidiaries has received written or, to the knowledge of the Company, oral notice of material default under any Real Estate Lease Document which default has not been cured. To the knowledge of the Company, no event has occurred that, and no condition exists which, with notice or lapse of time or both, would constitute a material default under any Real Estate Lease Document by the Company or its Subsidiaries (as tenant, subtenant or sub-subtenant, as applicable) or by the other parties thereto. Neither the Company nor its Subsidiaries has subleased or otherwise granted any Person the right to use or occupy any Leased Real Property which is still in effect. Neither the Company nor its Subsidiaries has collaterally assigned or granted any other security interest in the Real Property or any interest therein which is still in effect. Except for the Permitted Liens, there exist no Liens affecting the Real Property created by, through or under the Company or its Subsidiaries.
(e) With respect to each Real Estate Lease Document:
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(i) since October 3, 2016 to the knowledge of the Company, no security deposit or portion thereof deposited under such Real Estate Lease Document has been applied in respect of a breach or default under such Real Estate Lease Document which has not (A) if and as required by the applicable landlord, been redeposited in full or (B) been disclosed to Acquiror in writing; and
(ii) neither the Company nor its Subsidiaries holds a contractual right or obligation to purchase or acquire any material real estate interest.
(f) Neither the Company nor its Subsidiaries has received any written notice that remains outstanding as of the date of this Agreement that the current use and occupancy of the Real Property and the improvements thereon (i) are prohibited by any Lien or law or (ii) are in material violation of any of the recorded covenants, conditions, restrictions, reservations, easements or agreements applicable to such Real Property.
(g) Except for Permitted Liens and licenses of Intellectual Property and Software, the Company and its Subsidiaries have good and valid title to the assets of the Company and its Subsidiaries.
5.19 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(a) the Company and its Subsidiaries are and, during the last three years, have been in compliance with all Environmental Laws;
(b) there has been no release of any Hazardous Materials by the Company or its Subsidiaries at, in, on or under any Leased Real Property or in connection with the Company’s or its Subsidiaries’ operations off-site of the Leased Real Property or, to the knowledge of the Company, at, in, on or under any formerly owned or leased real property during the time that the Company owned or leased such property;
(c) neither the Company nor its Subsidiaries is subject to any current Governmental Order relating to any non-compliance with Environmental Laws by the Company or its Subsidiaries or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials; and
(d) no Action is pending or, to the knowledge of the Company, threatened and, to the knowledge of the Company, no investigation is pending or threatened with respect to the Company’s or its Subsidiaries’ compliance with or liability under Environmental Law.
5.20 Absence of Changes.
(a) From the date of the most recent balance sheet included in the Unaudited Financial Statements, there has not been any change, development, condition, occurrence, event or effect relating to the Company or its Subsidiaries that, individually or in the aggregate, resulted in, or would reasonably be expected to result in, a Material Adverse Effect.
(b) From September 30, 2018 through the date of this Agreement, the Company and its Subsidiaries (i) have, in all material respects, conducted their business and operated their properties in the ordinary course of business consistent with past practices and (ii) have not taken any action that (A) would require the consent of the Acquiror pursuant to Section 8.01 if such action had been taken after the date hereof and (B) is material to the Company and its Subsidiaries, taken as a whole.
5.21 Affiliate Agreements. Other than any Company Benefit Plan (including any employment or option agreements entered into in the ordinary course of business by the Company or its Subsidiaries), none of the Affiliates, officers or directors of the Company or its Subsidiaries is a party to any Contract or business arrangement with the Company or its Subsidiaries (each such Contract or business arrangement, an “Affiliate Agreement”).
5.22 Internal Controls. The Company maintains a system of internal accounting controls designed to provide reasonable assurance that: (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial
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statements in conformity with GAAP and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
5.23 Permits. Each of the Company and its Subsidiaries has all material Permits (the “Material Permits”) that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted, except where the failure to obtain the same would not, individually or in the aggregate, reasonably be expected to be material to (i) such ownership, lease, operation or conduct or (ii) the Company and its Subsidiaries, taken as a whole. Except as would not, individually or in the aggregate, be expected to be material to the Company and its Subsidiaries, taken as a whole, (a) each Material Permit is in full force and effect in accordance with its terms, (b) no outstanding written notice of revocation, cancellation or termination of any Material Permit has been received by the Company or its Subsidiaries, (c) to the knowledge of the Company, none of such Permits upon its termination or expiration in the ordinary due course will not be renewed or reissued in the ordinary course of business upon terms and conditions substantially similar to its existing terms and conditions, (d) there are no Actions pending or, to the knowledge of the Company, threatened, that seek the revocation, cancellation, limitation, restriction or termination of any Material Permit, and (e) each of the Company and its Subsidiaries is in compliance with all Material Permits applicable to the Company or its Subsidiaries.
5.24 Proxy Statement/Prospectus. None of the information relating to the Company or its Subsidiaries supplied by the Company, or by any other Person acting on behalf of the Company, in writing specifically for inclusion in the Proxy Statement/Prospectus will, as of the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to Acquiror’s stockholders, at the time of the Special Meeting or at the Delaware Merger Effective Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
5.25 No Additional Representations and Warranties. Except as provided in this Article V and Article VI, neither the Company nor any of its Affiliates, nor any of their respective directors, officers, employees, stockholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to Acquiror or its Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to Acquiror or its Affiliates.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
OF Holdings, JERSEY MERGER SUB AND DELAWARE MERGER SUB
Except as set forth in the Schedules to this Agreement (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent), each of Holdings, Jersey Merger Sub and Delaware Merger Sub represents and warrants to Acquiror as follows:
6.01 Organization and Entity Power. Holdings is a public limited company duly organized, validly existing and in good standing under the Laws of the Island of Jersey, with full power and authority to enter into this Agreement and perform its obligations hereunder. Jersey Merger Sub is a private limited company duly organized, validly existing and in good standing under the Laws of the Island of Jersey, with full power and authority to enter into this Agreement and perform its obligations hereunder. Delaware Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of Delaware, with full corporate power and authority to enter into this Agreement and perform its obligations hereunder.
6.02 Due Authorization. Each of Holdings, Jersey Merger Sub and Delaware Merger Sub has all requisite entity power and authority to execute and deliver this Agreement and each ancillary agreement to this Agreement to which it is a party and (in the case of Jersey Merger Sub, subject to the Jersey Merger Pre-Conditions and subject to the approvals described in Section 6.04) to perform its respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such ancillary agreements by each of Holdings,
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Jersey Merger Sub and Delaware Merger Sub and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action, and no other company proceedings on the part of Holdings, Jersey Merger Sub and Delaware Merger Sub (other than (a) the adoption of this Agreement by Holdings in its capacity as the sole stockholder of Delaware Merger Sub, which adoptions will occur immediately following execution of this Agreement and (b) in the case of Jersey Merger Sub, the satisfaction of the Jersey Merger Pre-Conditions) is necessary to authorize the execution, delivery or performance of this Agreement or such ancillary agreements (subject to the satisfaction of the Jersey Merger Pre-Conditions). Assuming that this Agreement is, and each such ancillary agreement will be, a valid and binding obligation of the other parties hereto and thereto, this Agreement constitutes, and each such ancillary agreement will constitute, a valid and binding obligation of each of Holdings, Jersey Merger Sub and Delaware Merger Sub, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
6.03 No Violation. Subject to the satisfaction of the Jersey Merger Pre-Conditions, the execution, delivery and performance of this Agreement by each of Holdings, Jersey Merger Sub and Delaware Merger Sub and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate any provision of, or result in the breach of Holdings’, Jersey Merger Sub’s and Delaware Merger Sub’s respective Organizational Documents, (b) conflict with or result in any violation of any provision of any Law or Governmental Order applicable to Holdings, Jersey Merger Sub or Delaware Merger Sub, or any of their respective properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Contract to which Holdings, Jersey Merger Sub or Delaware Merger Sub is a party or by which any of Holdings’, Jersey Merger Sub’s or Delaware Merger Sub’s respective assets or properties may be bound or affected, or (d) result in the creation of any Lien upon any of the properties or assets of Holdings, Jersey Merger Sub or Delaware Merger Sub, except (in the case of clauses (b), (c) or (d) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Holdings, Jersey Merger Sub or Delaware Merger Sub to enter into and perform its respective obligations under this Agreement.
6.04 Governmental Authorities; Consents. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or notice, approval, consent waiver or authorization from any Governmental Authority is required on the part of Holdings, Jersey Merger Sub or Delaware Merger Sub with respect to the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, except for (a) applicable requirements of the HSR Act, (b) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Holdings, Jersey Merger Sub or Delaware Merger Sub to perform or comply with on a timely basis any material obligation under this Agreement or to consummate the transactions contemplated hereby in accordance with the terms hereof and (c) as otherwise disclosed on Schedule 6.04.
6.05 Litigation and Proceedings. There are no pending or, to the knowledge of the Company, threatened, Actions and, to the knowledge of the Company, there are no pending or threatened investigations, in each case, against Holdings, Jersey Merger Sub or Delaware Merger Sub, or otherwise affecting Holdings, Jersey Merger Sub or Delaware Merger Sub, that (x) could reasonably be expected to adversely affect the ability of Holdings, Jersey Merger Sub or Delaware Merger Sub to consummate the transactions contemplated by this Agreement or (y) challenge or that could reasonably be expected to prevent, impede, hinder, delay, make illegal, impose limitations or conditions on, or otherwise interfere with, any of the transactions contemplated by this Agreement. None of Holdings, Jersey Merger Sub or Delaware Merger Sub is subject to any Action that relates to the business of, or any assets owned or used by, the Company or any of its Subsidiaries.
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6.06 Capitalization.
(a) As of the date hereof, the authorized share capital of Holdings consists of an unlimited number of Holdings Shares, of which one (1) Holdings Share is issued and outstanding and beneficially held by Onex Partners IV LP and one (1) Holdings Share is issued and outstanding and beneficially held by Onex Partners IV GP, in each case, as of the date of this Agreement. All of such issued and outstanding shares (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance in all material respects with applicable Law, and (iii) were not issued in breach or violation of any preemptive rights or Contract. Except for this Agreement and the transactions contemplated hereby, as of the date hereof, there are (A) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of the common stock or the equity interests of Holdings, or any other Contracts to which Holdings is a party or by which Holdings is bound obligating Holdings to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Holdings, and (B) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Holdings. There are no outstanding contractual obligations of Holdings to repurchase, redeem or otherwise acquire any securities or equity interests of Holdings. There are no outstanding bonds, debentures, notes or other indebtedness of Holdings having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which Holdings’ stockholders may vote. Except for this Agreement and the Transactions, Holdings is not a party to any stockholders agreement, voting agreement or registration rights agreement relating to the common stock or any other equity interests of Holdings.
(b) As of the date hereof, the authorized share capital of Jersey Merger Sub consists of an unlimited number of shares, of which one (1) share is issued and outstanding and beneficially held by Holdings as of the date of this Agreement. All of such issued and outstanding shares (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance in all material respects with applicable Law, and (iii) were not issued in breach or violation of any preemptive rights or Contract. Except for this Agreement and the transactions contemplated hereby, as of the date hereof, there are (A) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of the common stock or the equity interests of Jersey Merger Sub, or any other Contracts to which Jersey Merger Sub is a party or by which Jersey Merger Sub is bound obligating Jersey Merger Sub to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Jersey Merger Sub, and (B) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Jersey Merger Sub. There are no outstanding contractual obligations of Jersey Merger Sub to repurchase, redeem or otherwise acquire any securities or equity interests of Jersey Merger Sub. There are no outstanding bonds, debentures, notes or other indebtedness of Jersey Merger Sub having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which Jersey Merger Sub’s stockholders may vote. Except for this Agreement and the Transactions, Jersey Merger Sub is not a party to any stockholders agreement, voting agreement or registration rights agreement relating to the common stock or any other equity interests of Jersey Merger Sub.
(c) As of the date hereof, the authorized share capital of Delaware Merger Sub consists of one thousand (1,000) shares of common stock, par value $0.0001 per share, of which one thousand (1,000) shares are issued and outstanding and beneficially held by Holdings as of the date of this Agreement. All of such issued and outstanding shares (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance in all material respects with applicable Law, and (iii) were not issued in breach or violation of any preemptive rights or Contract. Except for this Agreement and the transactions contemplated hereby, as of the date hereof, there are (A) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of the common stock or the equity interests of Delaware Merger Sub, or any other Contracts to which Delaware Merger Sub is a party or by which Delaware Merger Sub is bound obligating Delaware Merger Sub to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Delaware Merger Sub, and (B) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Delaware Merger Sub. There are no outstanding contractual obligations of Delaware Merger Sub to repurchase, redeem or otherwise acquire any
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securities or equity interests of Delaware Merger Sub. There are no outstanding bonds, debentures, notes or other indebtedness of Delaware Merger Sub having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which Delaware Merger Sub’s stockholders may vote. Except for this Agreement and the Transactions, Delaware Merger Sub is not a party to any stockholders agreement, voting agreement or registration rights agreement relating to the common stock or any other equity interests of Delaware Merger Sub.
6.07 Business Activities.
(a) Since its respective organization, neither Holdings, Jersey Merger Sub nor Delaware Merger Sub has conducted any business activities other than activities directed toward the accomplishment of the Transactions. Except as set forth in their respective Organizational Documents, there is no agreement, commitment, or Governmental Order binding upon Holdings, Jersey Merger Sub or Delaware Merger Sub or to which Holdings, Jersey Merger Sub or Delaware Merger Sub is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Holdings, Jersey Merger Sub or Delaware Merger Sub or any acquisition of property by Holdings, Jersey Merger Sub or Delaware Merger Sub or the conduct of business by Holdings, Jersey Merger Sub or Delaware Merger Sub as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a material adverse effect on the ability of Holdings, Jersey Merger Sub or Delaware Merger Sub to enter into and perform their obligations under this Agreement.
(b) Except for Jersey Merger Sub, Delaware Merger Sub and the Transactions, Holdings does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Neither Jersey Merger Sub nor Delaware Merger Sub owns or has a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity.
(c) Each of Holdings, Jersey Merger Sub and Delaware Merger Sub was formed solely for the purpose of effecting the Transactions and has not engaged in any business activities or conducted any operations other than in connection with the Transactions and has no, and at all times prior to the Delaware Merger Effective Time except as contemplated by this Agreement or the ancillary agreements to this Agreement, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.
6.08 Proxy Statement/Prospectus. None of the information relating to Holdings or its Affiliates (excluding the Company and its Subsidiaries) supplied by Holdings, or by any other Person acting on behalf of Holdings, in writing specifically for inclusion in the Proxy Statement/Prospectus will, as of the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to Acquiror’s stockholders, at the time of the Special Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
6.09 Brokers’ Fees. Except as described on Schedule 8.01, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by Holdings or any of its Affiliates (excluding the Company and its Subsidiaries) for which Holdings, the Company or any of their respective Subsidiaries has any obligation.
ARTICLE VII
REPRESENTATIONS AND WARRANTIES
OF ACQUIROR
Except as set forth in the Schedules to this Agreement (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent) or in the SEC Reports filed or furnished by Acquiror prior to the date hereof  (excluding (x) any disclosures in such SEC Reports under the headings
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“Risk Factors,” “Forward-Looking Statements” or “Qualitative Disclosures About Market Risk” and other disclosures that are predictive, cautionary or forward looking in nature and (y) any exhibits or other documents appended thereto) (it being acknowledged that nothing disclosed in such a SEC Report will be deemed to modify or qualify the representations and warranties set forth in Section 7.04 (Litigation and Proceedings); Section 7.06 (Financial Ability; Trust Account); Section 7.12 (Tax Matters); and Section 7.13 (Capitalization)), Acquiror represents and warrants to the Company as follows:
7.01 Corporate Organization. Acquiror is duly incorporated and is validly existing as a corporation in good standing under the Laws of Delaware and has the corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. The copies of the organizational documents of Acquiror previously delivered by Acquiror to the Company are true, correct and complete and are in effect as of the date of this Agreement. Acquiror is, and at all times has been, in compliance in all material respects with all restrictions, covenants, terms and provisions set forth in its respective organizational documents. Acquiror is duly licensed or qualified and in good standing as a foreign corporation in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into this Agreement or consummate the transactions contemplated hereby.
7.02 Due Authorization.
(a) Acquiror has all requisite corporate or entity power and authority to execute and deliver this Agreement and each ancillary agreement to this Agreement to which it is a party and, upon receipt of the Acquiror Stockholder Approval, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such ancillary agreements and the consummation of the transactions contemplated hereby and thereby have been duly, validly and unanimously authorized and approved by the board of directors of Acquiror and, except for the Acquiror Stockholder Approval, no other corporate or equivalent proceeding on the part of Acquiror is necessary to authorize this Agreement or such ancillary agreements or Acquiror’s performance hereunder or thereunder. This Agreement has been, and each such ancillary agreement will be, duly and validly executed and delivered by Acquiror and, assuming due authorization and execution by each other party hereto and thereto, this Agreement constitutes, and each such ancillary agreement will constitute a legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
(b) The affirmative vote of holders of a majority of the outstanding shares of Acquiror Common Stock entitled to vote at the Special Meeting, assuming a quorum is present, to approve the Proposals are the only votes of any of Acquiror’s capital stock necessary in connection with the entry into this Agreement by Acquiror, and the consummation of the transactions contemplated hereby, including the Closing (the “Acquiror Stockholder Approval”).
(c) At a meeting duly called and held, the Acquiror Board has unanimously: (i) determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of Acquiror’s stockholders; (ii) determined that the fair market value of the Company is equal to at least 80% of the amount held in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) as of the date hereof; (iii) approved the transactions contemplated by this Agreement as a Business Combination; and (iv) resolved to recommend to the stockholders of Acquiror approval of the transactions contemplated by this Agreement.
7.03 No Conflict. The execution, delivery and performance of this Agreement by Acquiror and, upon receipt of the Acquiror Stockholder Approval, the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate any provision of, or result in the breach of the Acquiror Organizational Documents or any organizational documents of any Subsidiaries of Acquiror, (b) conflict with or result in any violation of any provision of any Law or Governmental Order applicable to Acquiror or any of its properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss
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of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Contract to which Acquiror or any Subsidiaries of Acquiror is a party or by which any of their respective assets or properties may be bound or affected, or (d) result in the creation of any Lien upon any of the properties or assets of Acquiror, except (in the case of clauses (b), (c) or (d) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement.
7.04 Litigation and Proceedings. There are no pending or, to the knowledge of Acquiror, threatened, Actions and, to the knowledge of Acquiror, there are no pending or threatened investigations, in each case, against Acquiror, or otherwise affecting Acquiror or its assets, including any condemnation or similar proceedings, which, if determined adversely, could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement. There is no unsatisfied judgment or any open injunction binding upon Acquiror which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement.
7.05 Governmental Authorities; Consents. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of Acquiror, Holdings or Delaware Merger Sub with respect to Acquiror’s execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, except for applicable requirements of the HSR Act, Securities Laws and the NYSE.
7.06 Financial Ability; Trust Account.
(a) As of the date hereof, there is at least $690,000,000 invested in a trust account at Citibank, N.A. (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, a New York corporation, acting as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement, dated September 6, 2018, by and between Acquiror and the Trustee (the “Trust Agreement”). Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement, Acquiror Organizational Documents and Acquiror’s final prospectus dated September 6, 2018. Amounts in the Trust Account are invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended. Acquiror has performed all material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the date hereof, there are no claims or proceedings pending with respect to the Trust Account. Since September 6, 2018 through the date hereof, Acquiror has not released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account as permitted by the Trust Agreement). As of the Delaware Merger Effective Time, the obligations of Acquiror to dissolve or liquidate pursuant to the Acquiror Organizational Documents shall terminate, and as of the Delaware Merger Effective Time, Acquiror shall have no obligation whatsoever pursuant to the Acquiror Organizational Documents to dissolve and liquidate the assets of Acquiror by reason of the consummation of the transactions contemplated hereby. To Acquiror’s knowledge, as of the date hereof, following the Delaware Merger Effective Time, no Acquiror Stockholder shall be entitled to receive any amount from the Trust Account except to the extent such Acquiror Stockholder is a Converting Stockholder.
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(b) As of the date hereof, assuming the accuracy of the representations and warranties of the Company, Holdings, Jersey Merger Sub and Delaware Merger Sub contained herein and the compliance by the Company, Holdings, Jersey Merger Sub and Delaware Merger Sub with their respective obligations hereunder, Acquiror has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to Acquiror on the Closing Date.
(c) As of the date hereof, Acquiror does not have, or have any present intention, agreement, arrangement or understanding to enter into or incur, any obligations with respect to or under any Indebtedness.
7.07 Brokers’ Fees. Except fees described on Schedule 7.07 (including the amounts owed with respect thereto), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by Acquiror or any of its Affiliates, including the Sponsors.
7.08 SEC Reports; Financial Statements; Sarbanes-Oxley Act; Undisclosed Liabilities.
(a) Acquiror has filed in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since September 6, 2018 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “SEC Reports”). None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of Acquiror as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended.
(b) Acquiror has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to Acquiror is made known to Acquiror’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To Acquiror’s knowledge, such disclosure controls and procedures are effective in timely alerting Acquiror’s principal executive officer and principal financial officer to material information required to be included in Acquiror’s periodic reports required under the Exchange Act.
(c) Acquiror has established and maintained a system of internal controls. To Acquiror’s knowledge, such internal controls are sufficient to provide reasonable assurance regarding the reliability of Acquiror’s financial reporting and the preparation of Acquiror’s financial statements for external purposes in accordance with GAAP.
(d) There are no outstanding loans or other extensions of credit made by Acquiror to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Acquiror. Acquiror has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.
(e) Neither Acquiror (including any employee thereof) nor Acquiror’s independent auditors has identified or been made aware of  (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by Acquiror, (ii) any fraud, whether or not material, that involves Acquiror’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by Acquiror or (iii) any claim or allegation regarding any of the foregoing.
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(f) To the knowledge of Acquiror, as of the date hereof, there are no outstanding SEC comments from the SEC with respect to the SEC Reports. To the knowledge of Acquiror, none of the SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.
7.09 Business Activities.
(a) Since its incorporation, Acquiror has not conducted any business activities other than activities directed toward the accomplishment of a Business Combination. Except as set forth in the Acquiror Organizational Documents, there is no agreement, commitment, or Governmental Order binding upon Acquiror or to which Acquiror is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Acquiror or any acquisition of property by Acquiror or the conduct of business by Acquiror as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement.
(b) Acquiror does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transactions, Acquiror has no interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.
(c) Except for this Agreement and the agreements expressly contemplated hereby (including any agreements permitted by Section 9.03) or as set forth on Schedule 7.09(c), Acquiror is not, and at no time has been, party to any Contract with any other Person that would require payments by Acquiror in excess of  $10,000 monthly, $100,000 in the aggregate with respect to any individual Contract or more than $500,000 in the aggregate when taken together with all other Contracts (other than this Agreement and the agreements expressly contemplated hereby (including any agreements permitted by Section 9.03) and Contracts set forth on Schedule 7.09(c)).
(d) There is no liability, debt or obligation against Acquiror or its Subsidiaries, except for liabilities and obligations (i) reflected or reserved for on Acquiror’s consolidated balance sheet for the nine months ended September 30, 2018 or disclosed in the notes thereto (other than any such liabilities not reflected, reserved or disclosed as are not and would not be, in the aggregate, material to Acquiror and its Subsidiaries, taken as a whole), (ii) that have arisen since the date of Acquiror’s consolidated balance sheet for the nine months ended September 30, 2018 in the ordinary course of the operation of business of the Acquiror and its Subsidiaries (other than any such liabilities as are not and would not be, in the aggregate, material to Acquiror and its Subsidiaries, taken as a whole), (iii) disclosed in the Schedules or (iv) incurred in connection with or contemplated by this Agreement and/or the Transactions.
7.10 Form F-4 and Proxy Statement/Prospectus. On the Effective Date, the Form F-4, and when first filed in accordance with Rule 424(b) and/or filed pursuant to Section 14A, the Proxy Statement/Prospectus (or any amendment or supplement thereto), shall comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act. On the Effective Date, the Form F-4 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date of any filing pursuant to Rule 424(b), the date the Proxy Statement/Prospectus is first mailed to Acquiror’s stockholders, and at the time of the Special Meeting, the Proxy Statement/Prospectus (together with any amendments or supplements thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Acquiror makes no representations or warranties as to the information contained in or omitted from the Form F-4or the Proxy Statement/Prospectus in reliance upon and in conformity with information furnished in writing to the Acquiror by or on behalf of the Company, Holdings, Jersey Merger Sub or Delaware Merger Sub specifically for inclusion in the Form F-4 or the Proxy Statement/Prospectus.
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7.11 No Outside Reliance. Notwithstanding anything contained in this Article VII or any other provision hereof, Acquiror and its Affiliates and any of its and their respective directors, officers, employees, stockholders, partners, members or representatives, acknowledge and agree that Acquiror has made its own investigation of the Company and that neither the Company nor any of its Affiliates (including Holdings, Jersey Merger Sub and Delaware Merger Sub) or any of their respective directors, officers, employees, stockholders, partners, members, agents or representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given by the Company in Article V or by Holdings, Jersey Merger Sub or Delaware Merger Sub in Article VI, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Company or its Subsidiaries. Without limiting the generality of the foregoing, it is understood that any cost estimates, financial or other projections or other predictions that may be contained or referred to in the Schedules or elsewhere, as well as any information, documents or other materials (including any such materials contained in any “data room” (whether or not accessed by Acquiror or its representatives) or reviewed by Acquiror pursuant to the Confidentiality Agreement) or management presentations that have been or shall hereafter be provided to Acquiror or any of its Affiliates, agents or representatives are not and will not be deemed to be representations or warranties of the Company or Holdings, Jersey Merger Sub or Delaware Merger Sub, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing except as may be expressly set forth in Article V or Article VI of this Agreement. Except as otherwise expressly set forth in this Agreement, Acquiror understands and agrees that any assets, properties and business of the Company and its Subsidiaries are furnished “as is”, “where is” and subject to and except as otherwise provided in the representations and warranties contained in Article V or Article VI or any certificate delivered in accordance with Section 11.02(c), with all faults and without any other representation or warranty of any nature whatsoever.
7.12 Tax Matters.
(a) All material Tax Returns required by Law to be filed by Acquiror have been filed, and all such Tax Returns are true, correct and complete in all material respects.
(b) All material amounts of Taxes due and owing by Acquiror have been paid.
(c) There are no material written Tax deficiencies outstanding, proposed or assessed against Acquiror, nor has Acquiror executed any agreements waiving the statute of limitations on or extending the period for the assessment or collection of any material Tax, in each case, which have not since expired.
(d) To the knowledge of Acquiror, no material audit or other examination of any Tax Return of Acquiror by any Tax authority is presently in progress, nor has Acquiror been notified in writing of any request for such an audit or other examination.
(e) Acquiror has not taken or agreed to take any action not contemplated by this Agreement and/or any related ancillary documents that could reasonably be expected to prevent the Delaware Merger and the Jersey Merger from qualifying for the Intended Tax Treatment. Acquiror operates at least one significant historic business line within the meaning of Treasury Regulation Section 1.368-1(d). To the knowledge of Acquiror there is no fact or circumstance that could reasonably be expected to prevent the Delaware Merger and the Jersey Merger from qualifying for the Intended Tax Treatment.
7.13 Capitalization.
(a) The authorized capital stock of Acquiror consists of  (i) 1,000,000 shares of preferred stock, of which no shares of preferred stock are issued and outstanding as of the date of this Agreement, (ii) 220,000,000 shares of Acquiror Common Stock, consisting of 200,000,000 shares of Class A Common Stock and 20,000,000 shares of Class B Common Stock of which (A) 69,000,000 shares of Acquiror Class A Common Stock are issued and outstanding as of the date of this Agreement and 17,250,000 shares of Acquiror Class B Common Stock are issued and outstanding as of the date of this Agreement and (B) 52,800,000 Acquiror Warrants are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Acquiror Common Stock and Acquiror Warrants (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii)
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were issued in compliance in all material respects with applicable Law, (iii) were not issued in breach or violation of any preemptive rights or Contract, and (iv) are fully vested and not otherwise subject to a substantial risk of forfeiture within the meaning of Code Section 83, except as disclosed in the SEC Reports with respect to certain Acquiror Common Stock held by the Sponsors.
(b) Except for the Acquiror Warrants, as of the date hereof, there are (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of Acquiror Common Stock or the equity interests of Acquiror, or any other Contracts to which Acquiror is a party or by which Acquiror is bound obligating Acquiror to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Acquiror, and (ii) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Acquiror. Except as disclosed in the SEC Reports, the Acquiror Organizational Documents or in the Sponsor Agreement, there are no outstanding contractual obligations of Acquiror to repurchase, redeem or otherwise acquire any securities or equity interests of Acquiror. There are no outstanding bonds, debentures, notes or other indebtedness of Acquiror having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which Acquiror’s stockholders may vote. Except as disclosed in the SEC Reports, Acquiror is not a party to any shareholders agreement, voting agreement or registration rights agreement relating to Acquiror Common Stock or any other equity interests of Acquiror. Acquiror does not own any capital stock or any other equity interests in any other Person or has any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any shares of the capital stock or other equity interests, or any securities or obligations exercisable or exchangeable for or convertible into any shares of the capital stock or other equity interests, of such Person.
7.14 NYSE Stock Market Quotation. The issued and outstanding shares of Acquiror Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE under the symbol “CCC”. The issued and outstanding Acquiror Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE under the symbol “CCC WS”. Acquiror is in compliance with the rules of the NYSE and there is no action or proceeding pending or, to the knowledge of Acquiror, threatened against Acquiror by the NYSE or the SEC with respect to any intention by such entity to deregister the Acquiror Common Stock or Acquiror Warrants or terminate the listing of Acquiror Common Stock or Acquiror Warrants on the NYSE. None of Acquiror or its Affiliates has taken any action in an attempt to terminate the registration of the Acquiror Common Stock or Acquiror Warrants under the Exchange Act except as contemplated by this Agreement.
ARTICLE VIII
COVENANTS OF THE COMPANY AND HOLDINGS
8.01 Conduct of Business. From the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms (the “Interim Period”), the Company shall, and shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), (i) use commercially reasonable efforts to operate its business in the ordinary course consistent with past practice and (ii) continue to accrue and collect accounts receivable, accrue and pay accounts payable and other expenses, establish reserves for uncollectible accounts and manage inventory in accordance with past custom and practice. Without limiting the generality of the foregoing, except as set forth on Schedule 8.01, as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), or as required by Law, the Company shall not, and the Company shall cause its Subsidiaries not to, during the Interim Period, except as otherwise contemplated by this Agreement:
(a) change or amend the certificate of incorporation, bylaws or other organizational documents of the Company or its Subsidiaries;
(b) (i) make, declare or pay any dividend or distribution to the stockholders of the Company in their capacities as stockholders, (ii) effect any recapitalization, reclassification, split or other change in its capitalization, (iii) except for the grant of up to 50,000 Company Options pursuant to the Company
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Stock Plan or in connection with the exercise of any Company Options, authorize for issuance, issue, sell, transfer, pledge, encumber, dispose of or deliver any additional shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock, or issue, sell, transfer, pledge, encumber or grant any right, option or other commitment for the issuance of shares of its capital stock, or split, combine or reclassify any shares of its capital stock or (iv) except pursuant to the Company Stock Plan, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any shares of its capital stock or other equity interests;
(c) enter into, assume, assign, partially or completely amend any material term of, modify any material term of or terminate (excluding any expiration in accordance with its terms) any Contract of a type required to be listed on Schedule 5.12(a), any lease related to the Leased Real Property or any collective bargaining or similar agreement (including agreements with works councils and trade unions and side letters) to which the Company or its Subsidiaries is a party or by which it is bound, other than entry into such agreements in the ordinary course consistent with past practice;
(d) sell, transfer, lease, pledge or otherwise encumber, abandon, cancel or convey or dispose of any material assets, properties or business of the Company and its Subsidiaries, taken as a whole, except for sales or dispositions of obsolete or worthless assets or items or materials in an amount not in excess of $2,000,000 in the aggregate, other than (A) customary pledges of such assets in connection with the First Lien Credit Facility, (B) Permitted Liens or (C) the expiration of Registered Intellectual Property that has been issued or registered (and not merely applied for) in accordance with the applicable statutory term (or in the case of domain names, applicable registration period) or in the exercise of the Company’s or its Subsidiary’s business judgment as to the costs and benefits of maintaining the item;
(e) except as otherwise required pursuant to existing Company Benefit Plans, policies or Contracts of the Company or its Subsidiaries in effect on the date of this Agreement, (i) grant any material increase in compensation, benefits or severance to any employee of the Company or its Subsidiaries, except in the ordinary course of business consistent with past practice for any employee of the Company with an annual base compensation salary less than $300,000 or for ordinary course annual salary increases for 2019 for all employees that do not exceed, in the aggregate, 4% of the aggregate salary paid by the Company and its Subsidiaries in calendar year 2018, (ii) except in the ordinary course of business, adopt, enter into or materially amend any Company Benefit Plan (other than the Company Stock Plan and awards thereunder), (iii) grant or provide any severance or termination payments or benefits to any employee of the Company or its Subsidiaries, except in connection with the promotion, hiring (to the extent permitted by clause (iv) of this paragraph) or firing of any employee in the ordinary course of business consistent with past practice, or (iv) hire any employee of the Company or its Subsidiaries or any other individual who is providing or will provide services to the Company or its Subsidiaries other than any employee with an annual base salary of less than $300,000 in the ordinary course of business consistent with past practice;
(f) (i) fail to maintain its existence or acquire by merger or consolidation with, or merge or consolidate with, or purchase a material portion of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof; or (ii) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or its Subsidiaries (other than the transactions contemplated by this Agreement);
(g) make any capital expenditures (or commitment to make any capital expenditures) that in the aggregate exceed $2,000,000, other than any capital expenditure (or series of related capital expenditures) consistent in all material respects with the Company’s annual capital expenditure budget for periods following the date hereof, made available to Acquiror;
(h) make any loans or advances to any third party, except for advances to employees or officers of the Company or its Subsidiaries in the ordinary course of business consistent with past practice;
(i) make or change any material Tax election or adopt or change any material Tax accounting method, file any amendment to a material Tax Return, enter into any agreement with a Governmental Authority with respect to Taxes, settle or compromise any claim or assessment by a Governmental
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Authority in respect of material Taxes, or consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of Taxes, enter into any Tax sharing or similar agreement, or take or fail to take any similar action relating to Taxes, if such election, change, amendment, agreement, settlement, consent or other action would have the effect of materially increasing the present or future Tax liability or materially decreasing any present or future Tax asset of Holdings and its Affiliates (including the Company and its Subsidiaries) in a manner that will disproportionately affect Acquiror Stockholders (as compared to Company Shareholders) after the Closing;
(j) take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or would reasonably be expected to prevent or impede, the Intended Tax Treatment;
(k) enter into any agreement that restricts the ability of the Company or its Subsidiaries to engage or compete in any line of business, or enter into any agreement that restricts the ability of the Company or its Subsidiaries to enter a new line of business;
(l) enter into, renew or amend in any material respect any Affiliate Agreement;
(m) waive, release, compromise, settle or satisfy any pending or threatened material claim (which shall include, but not be limited to, any pending or threatened Action) or compromise or settle any liability, other than in the ordinary course of business or that otherwise do not exceed $2,500,000 in the aggregate (net of insurance recoveries);
(n) incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness, other than in connection with borrowings, extensions of credit and other financial accommodations under the Company’s and Subsidiaries’ existing credit facilities (including the First Lien Credit Facility and the Existing Notes), provided, that, in no event shall any such borrowing, extension of credit or other financial accommodation be subject to any prepayment fee or penalty or similar arrangement or amend, restate or modify any terms of or any agreement with respect to any outstanding Indebtedness, other than pursuant to the First Lien Credit Facility or the Existing Notes;
(o) make any change in financial accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except insofar as may have been required by a change in GAAP;
(p) voluntarily fail to maintain, cancel or materially change coverage under any insurance policy in form and amount equivalent in all material respects to the insurance coverage currently maintained with respect to the Company and its Subsidiaries and their assets and properties; and
(q) enter into any agreement to do any action prohibited under this Section 8.01.
8.02 Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or its Subsidiaries by third parties that may be in the Company’s or its Subsidiaries’ possession from time to time, and except for any information which in the opinion of legal counsel of the Company would result in the loss of attorney-client privilege or other privilege from disclosure, the Company shall, and shall cause its Subsidiaries to, afford to Acquiror and its Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, in such manner as to not interfere with the normal operation of the Company and its Subsidiaries, to all of their respective properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of the Company and its Subsidiaries, and shall furnish such Representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries that are in the possession of the Company or its Subsidiaries as such Representatives may reasonably request. The parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. All information obtained by Acquiror and its Representatives under this Agreement shall be subject to the Confidentiality Agreement prior to the Delaware Merger Effective Time.
8.03 HSR Act and Regulatory Approvals. In connection with the transactions contemplated by this Agreement, the Company shall (and, to the extent required, shall cause its Affiliates to) comply promptly but in no event later than ten Business Days after the date hereof with the notification and reporting
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requirements of the HSR Act. The Company shall (i) substantially comply with any Information or Document Requests and (ii) request early termination of any waiting period under the HSR Act. The Company shall promptly furnish to Acquiror copies of any notices or written communications received by the Company or any of its Affiliates from any third party or any Governmental Authority with respect to the transactions contemplated by this Agreement, and the Company shall permit counsel to Acquiror an opportunity to review in advance, and the Company shall consider in good faith the views of such counsel in connection with, any proposed written communications by the Company and/or its Affiliates to any Governmental Authority concerning the transactions contemplated by this Agreement; provided, that the Company shall not extend any waiting period or comparable period under the HSR Act or enter into any agreement with any Governmental Authority without the written consent of Acquiror. The Company agrees to provide, to the extent permitted by the applicable Governmental Authority, Acquiror and its counsel the opportunity, on reasonable advance notice, to participate in any substantive meetings or discussions, either in person or by telephone, between the Company and/or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the transactions contemplated hereby.
8.04 Termination of Certain Agreements. On and as of the Closing, the Company shall take all actions necessary to cause the Contracts (a) listed on Schedule 8.04(a) to be terminated without any further force and effect without any cost or other liability or obligation to the Company or its Subsidiaries, and there shall be no further obligations of any of the relevant parties thereunder following the Closing; and (b) listed on Schedule 8.04(b) to be expressly assumed by Holdings.
8.05 No Acquiror Common Stock Transactions. From and after the date of this Agreement until the Delaware Merger Effective Time, except as otherwise contemplated by this Agreement, none of the Company, any of its Subsidiaries or controlling Affiliates, Holdings, Jersey Merger Sub or Delaware Merger Sub, directly or indirectly, shall engage in any transactions involving the securities of Acquiror without the prior consent of Acquiror. The Company shall use commercially reasonable efforts to require each of its Subsidiaries and controlling Affiliates to comply with the foregoing sentence.
8.06 No Claim Against the Trust Account. Each of the Company, Holdings, Delaware Merger Sub and Jersey Merger Sub acknowledges that it has read Acquiror’s final prospectus, dated September 6, 2018 and other SEC Reports, the Acquiror Organizational Documents, and the Trust Agreement and understands that Acquiror has established the Trust Account described therein for the benefit of Acquiror’s public stockholders and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. Each of the Company, Holdings, Delaware Merger Sub and Jersey Merger Sub further acknowledges that, if the transactions contemplated by this Agreement, or, in the event of termination of this Agreement, another Business Combination, are not consummated by September 6, 2020 or such later date as approved by the shareholders of Acquiror to complete a Business Combination, Acquiror will be obligated to return to its stockholders the amounts being held in the Trust Account. Accordingly, each of the Company, Holdings, Delaware Merger Sub and Jersey Merger Sub (on behalf of itself and its Affiliates) hereby waives any past, present or future claim of any kind against, and any right to access, the Trust Account, any trustee of the Trust Account and Acquiror to collect from the Trust Account any monies that may be owed to them by Acquiror or any of its Affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever. This Section 8.06 shall survive the termination of this Agreement for any reason.
8.07 Proxy Solicitation; Other Actions.
(a) The Company agrees to use commercially reasonable efforts to provide Acquiror, no later than March 15, 2019, audited financial statements, including consolidated balance sheets, statements of operations, statements of cash flows, and statements of stockholders equity of the Company and its Subsidiaries as of and for the years ended December 31, 2018 and December 31, 2017, in each case, prepared in accordance with GAAP and Regulation S-X. The Company shall be available to, and the Company and its Subsidiaries shall use reasonable best efforts to make their officers and employees available to, in each case, during normal business hours and upon reasonable advanced notice, Acquiror and its counsel in connection with (i) the drafting of the Proxy Statement/Prospectus and (ii) responding in a timely manner to comments on the Proxy Statement/Prospectus from the SEC.
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Without limiting the generality of the foregoing, the Company shall reasonably cooperate with Acquiror in connection with the preparation for inclusion in the Proxy Statement/Prospectus of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC).
(b) From and after the date on which the Proxy Statement/Prospectus is mailed to Acquiror’s stockholders, the Company will give Acquiror prompt written notice of any action taken or not taken by the Company or its Subsidiaries or of any development regarding the Company or its Subsidiaries, in any such case which is known by the Company, that would cause the Proxy Statement/Prospectus to contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, that, if any such action shall be taken or fail to be taken or such development shall otherwise occur, Acquiror and the Company shall cooperate fully to cause an amendment or supplement to be made promptly to the Proxy Statement/Prospectus or, to the extent required by Securities Laws, a post-effective amendment to the Form F-4, such that the Form F-4 and the Proxy Statement/Prospectus no longer contain an untrue statement of a material fact or omit to state to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, further, however, that no information received by Acquiror pursuant to this Section 8.07 shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the party who disclosed such information, and no such information shall be deemed to change, supplement or amend the Schedules.
8.08 Director Appointments. Except as otherwise agreed in writing by the Company and Acquiror prior to the Closing, and conditioned upon the occurrence of the Closing, Holdings shall take all actions necessary or appropriate to cause (a) the number of directors constituting the Holdings Board to be such number as is specified on Schedule 8.08 and (b) the individuals set forth on Schedule 8.08 to be elected as members of the Holdings Board, effective as of the Closing. On the Closing Date, Holdings shall enter into customary indemnification agreements reasonably satisfactory to the Company with the individuals set forth on Schedule 8.08, which indemnification agreements shall continue to be effective following the Closing.
8.09 Holdings NYSE Listing. From the date hereof through the Closing, Holdings shall use reasonable efforts to cause the Holdings Shares and Holdings Warrants to be issued in connection with the Jersey Merger and the Delaware Merger to be approved for listing on the NYSE as of the Closing Date.
8.10 Incentive Equity Plan. Prior to the Closing Date, Holdings may cause to be adopted a management incentive equity plan, the form of which shall be prepared and delivered by the Company; provided that, such management incentive equity plan shall be consistent with the Intended Tax Treatment (assuming, solely for purposes of such determination, that all grants with respect to Holdings’ equity made pursuant to such management incentive equity plan shall be considered made in connection with the transactions contemplated hereby).
ARTICLE IX
COVENANTS OF ACQUIROR
9.01 HSR Act and Regulatory Approvals.
(a) In connection with the transactions contemplated by this Agreement, Acquiror shall (and, to the extent required, shall cause its Affiliates to) comply promptly but in no event later than ten Business Days after the date hereof with the notification and reporting requirements of the HSR Act. Acquiror shall substantially comply with any Information or Document Requests.
(b) Acquiror shall request early termination of any waiting period under the HSR Act and exercise its commercially reasonable efforts to (i) obtain termination or expiration of the waiting period under the HSR Act, (ii) prevent the entry in any Action brought by a Regulatory Consent Authority or any other Person of any Governmental Order which would prohibit, make unlawful or delay the consummation of the transactions contemplated by this Agreement and (iii) if any such Governmental Order is issued in any such Action, cause such Governmental Order to be lifted.
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(c) Acquiror shall cooperate in good faith with the Regulatory Consent Authorities and undertake promptly any and all action required to complete lawfully the transactions contemplated by this Agreement as soon as practicable (but in any event prior to the Termination Date) and any and all action necessary or advisable to avoid, prevent, eliminate or remove the actual or threatened commencement of any proceeding in any forum by or on behalf of any Regulatory Consent Authority or the issuance of any Governmental Order that would delay, enjoin, prevent, restrain or otherwise prohibit the consummation of the Delaware Merger, including (i) proffering and consenting and/or agreeing to a Governmental Order or other agreement providing for (A) the sale, licensing or other disposition, or the holding separate, of particular assets, categories of assets or lines of business of the Company or Acquiror or (B) the termination, amendment or assignment of existing relationships and contractual rights and obligations of the Company or Acquiror and (ii) promptly effecting the disposition, licensing or holding separate of assets or lines of business or the termination, amendment or assignment of existing relationships and contractual rights, in each case, at such time as may be necessary to permit the lawful consummation of the transactions contemplated hereby on or prior to the Termination Date. The entry by any Governmental Authority in any Action of a Governmental Order permitting the consummation of the transactions contemplated hereby but requiring any of the assets or lines of business of Acquiror to be sold, licensed or otherwise disposed or held separate thereafter (including the business and assets of the Company and its Subsidiaries) shall not be deemed a failure to satisfy any condition specified in Article XI.
(d) Acquiror shall promptly furnish to the Company copies of any notices or written communications received by Acquiror or any of its Affiliates from any third party or any Governmental Authority with respect to the transactions contemplated by this Agreement, and Acquiror shall permit counsel to the Company an opportunity to review in advance, and Acquiror shall consider in good faith the views of such counsel in connection with, any proposed written communications by Acquiror and/or its Affiliates to any Governmental Authority concerning the transactions contemplated by this Agreement; provided, that Acquiror shall not extend any waiting period or comparable period under the HSR Act or enter into any agreement with any Governmental Authority without the written consent of the Company. Acquiror agrees to provide the Company and its counsel the opportunity, on reasonable advance notice, to participate in any substantive meetings or discussions, either in person or by telephone, between Acquiror and/or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the transactions contemplated hereby.
(e) Each of the Company and Acquiror shall pay 50% of all filing fees payable to the Regulatory Consent Authorities in connection with the transactions contemplated by this Agreement.
9.02 Indemnification and Insurance.
(a) From and after the Delaware Merger Effective Time, Holdings, the Surviving Jersey Company and the Surviving Delaware Company agree that they shall indemnify and hold harmless each present and former director and officer of the Company and Acquiror and each of their respective Subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Delaware Merger Effective Time, whether asserted or claimed prior to, at or after the Delaware Merger Effective Time, to the fullest extent that the Company, Acquiror or their respective Subsidiaries, as the case may be, would have been permitted under applicable Law and its respective certificate of incorporation, bylaws or other organizational documents in effect on the date of this Agreement to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, Holdings shall, and shall cause the Surviving Jersey Company, the Surviving Delaware Company and their respective Subsidiaries to, (i) maintain for a period of not less than six years from the Delaware Merger Effective Time provisions in its certificate of incorporation (if applicable), bylaws and other organizational documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of officers and directors that are no less favorable to those Persons than the provisions of such certificates of incorporation (if applicable), bylaws and other organizational documents as of
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the date of this Agreement and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law. Holdings shall assume, and be liable for, and shall cause the Surviving Jersey Company, the Surviving Delaware Company and their respective Subsidiaries to honor, each of the covenants in this Section 9.02.
(b) For a period of six years from the Delaware Merger Effective Time, Holdings shall, or shall cause one or more of its Subsidiaries to, maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by the Company’s or its Subsidiaries’ directors’ and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to Acquiror or its agents or representatives) on terms not less favorable than the terms of such current insurance coverage, except that in no event shall Holdings or its Subsidiaries be required to pay an annual premium for such insurance in excess of 300% of the aggregate annual premium payable by the Company and its Subsidiaries for such insurance policy for the year ended December 31, 2018; provided, however, that (i) Holdings may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six-year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Delaware Merger Effective Time and (ii) if any claim is asserted or made within such six-year period, any insurance required to be maintained under this Section 9.02 shall be continued in respect of such claim until the final disposition thereof.
(c) Notwithstanding anything contained in this Agreement to the contrary, this Section 9.02 shall survive the consummation of the Delaware Merger indefinitely and shall be binding, jointly and severally, on Holdings, the Surviving Jersey Company and the Surviving Delaware Company and all successors and assigns of Holdings, the Surviving Jersey Company and the Surviving Delaware Company. In the event that Holdings, the Surviving Jersey Company, the Surviving Delaware Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Holdings, the Surviving Jersey Company and the Surviving Delaware Company shall ensure that proper provision shall be made so that the successors and assigns of Holdings, the Surviving Jersey Company or the Surviving Delaware Company, as the case may be, shall succeed to the obligations set forth in this Section 9.02.
9.03 Conduct of Acquiror During the Interim Period.
(a) During the Interim Period, except as set forth on Schedule 9.03 or as contemplated by this Agreement or as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied, except, in the case of clauses (vii) and (ix) below, as to which the Company’s consent may be granted or withheld in its sole discretion), Acquiror shall not and each shall not permit any of its Subsidiaries to:
(i) change, modify or amend the Trust Agreement or the Acquiror Organizational Documents;
(ii) (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, Acquiror; (B) split, combine or reclassify any capital stock of, or other equity interests in, Acquiror; or (C) other than in connection with the Offer or as otherwise required by Acquiror’s Organizational Documents in order to consummate the transactions contemplated hereby, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Acquiror;
(iii) make or change any material Tax election or adopt or change any material Tax accounting method, file any amendment to a material Tax Return, enter into any agreement with a Governmental Authority with respect to Taxes, settle or compromise any claim or assessment by a Governmental Authority in respect of material Taxes, or consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of Taxes, enter
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into any Tax sharing or similar agreement, or take or fail to take any similar action relating to Taxes, if such election, change, amendment, agreement, settlement, consent or other action would have the effect of materially increasing the present or future Tax liability or materially decreasing any present or future Tax asset of Holdings, the Company, the Surviving Jersey Company, the Surviving Delaware Company or their respective Affiliates and Subsidiaries after the Closing;
(iv) take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or could reasonably be expected to prevent or impede the Intended Tax Treatment;
(v) other than as expressly permitted pursuant to the provisos of Section 9.03(a)(vii), enter into, renew or amend in any material respect, any transaction or Contract with an Affiliate of Acquiror (including, for the avoidance of doubt, (x) the Sponsors or anyone related by blood, marriage or adoption to any Sponsor and (y) any Person in which any Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of 5% or greater);
(vi) waive, release, compromise, settle or satisfy any pending or threatened material claim (which shall include, but not be limited to, any pending or threatened Action) or compromise or settle any liability;
(vii) incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness; or
(viii) (A) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, Acquiror or any of its Subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than in connection with the exercise of any Acquiror Warrants outstanding on the date hereof or (B) amend, modify or waive any of the terms or rights set forth in, any Acquiror Warrant or the Warrant Agreement, including any amendment, modification or reduction of the warrant price set forth therein.
(b) During the Interim Period, Acquiror shall, and shall cause its Subsidiaries to comply with, and continue performing under, as applicable, the Acquiror Organizational Documents, the Trust Agreement and all other agreements or Contracts to which Acquiror or its Subsidiaries may be a party.
9.04 Trust Account. Prior to or at the Closing (subject to the satisfaction or waiver of the conditions set forth in Article XI), Acquiror shall make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement for the following: (a) the redemption of any shares of Acquiror Common Stock in connection with the Offer; (b) the payment of the Outstanding Company Expenses and Outstanding Acquiror Expenses pursuant to Section 4.07; and (c) the balance of the assets in the Trust Account, if any, after payment of the amounts required under the foregoing clauses (a) and (b), to be disbursed to Acquiror.
9.05 Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to Acquiror or its Subsidiaries by third parties that may be in Acquiror’s or its Subsidiaries’ possession from time to time, and except for any information which in the opinion of legal counsel of Acquiror would result in the loss of attorney-client privilege or other privilege from disclosure, Acquiror shall afford to the Company, its Affiliates and their respective Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, to all of their respective properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of Acquiror, and shall furnish such Representatives with all financial and operating data and other information concerning the affairs of Acquiror that are in the possession of Acquiror as such Representatives may reasonably request. The parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. All information obtained by the Company, its Affiliates and their respective Representatives under this Agreement shall be subject to the Confidentiality Agreement prior to the Delaware Merger Effective Time.
9.06 Acquiror NYSE Listing. From the date hereof through the Closing, Acquiror shall use reasonable efforts to ensure Acquiror remains listed as a public company on, and for shares of Acquiror Common Stock and Acquiror Warrants to be listed on, the NYSE.
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9.07 Acquiror Public Filings. From the date hereof through the Closing, Acquiror will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Securities Laws.
ARTICLE X
JOINT COVENANTS
10.01 Support of Transaction. Without limiting any covenant contained in Article VIII or Article IX, including the obligations of the Company and Acquiror with respect to the notifications, filings, reaffirmations and applications described in Section 8.03 and Section 9.01, respectively, which obligations shall control to the extent of any conflict with the succeeding provisions of this Section 10.01, Holdings, Acquiror and the Company shall each, and shall each cause their respective Subsidiaries to: (a) use commercially reasonable efforts to assemble, prepare and file any information (and, as needed, to supplement such information) as may be reasonably necessary to obtain as promptly as practicable all governmental and regulatory consents required to be obtained in connection with the Transactions, (b) use commercially reasonable efforts to obtain all material consents and approvals of third parties that any of Acquiror, the Company, or their respective Affiliates are required to obtain in order to consummate the Transactions, including any required approvals of parties to material Contracts with the Company or its Subsidiaries, and (c) take such other action as may reasonably be necessary or as another party may reasonably request to satisfy the conditions of Article XI or otherwise to comply with this Agreement and to consummate the Transactions as soon as practicable. Notwithstanding the foregoing, in no event shall Acquiror, Holdings, Delaware Merger Sub, Jersey Merger Sub, the Company or its Subsidiaries be obligated to bear any expense or pay any fee or grant any concession in connection with obtaining any consents, authorizations or approvals pursuant to the terms of any Contract to which the Company or its Subsidiaries is a party or otherwise in connection with the consummation of the Transactions.
10.02 Preparation of Form F-4 & Proxy Statement; Special Meeting.
(a) As promptly as practicable following the execution and delivery of this Agreement, Acquiror, the Company and Holdings shall use reasonable best efforts to prepare and mutually agree upon (such agreement not to be unreasonably withheld or delayed), and Holdings shall file with the SEC, the Form F-4 (it being understood that the Form F-4 shall include the Proxy Statement/Prospectus which will be included therein as a prospectus and which will be used as a proxy statement for the Special Meeting with respect to the Proposals (as defined below)).
(b) Each of Acquiror, the Company and Holdings shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed), any response to comments of the SEC or its staff with respect to the Form F-4 or Proxy Statement/Prospectus and any amendment to the Form F-4 or Proxy Statement filed in response thereto. If Acquiror, the Company or Holdings becomes aware that any information contained in the Form F-4 or Proxy Statement/Prospectus shall have become false or misleading in any material respect or that the Form F-4 or Proxy Statement/Prospectus is required to be amended in order to comply with applicable Law, then (i) such party shall promptly inform the other parties and (ii) Acquiror, on the one hand, and the Company and Holdings, on the other hand, shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed) an amendment or supplement to the Form F-4 and Proxy Statement/Prospectus. Acquiror, the Company and Holdings shall use reasonable best efforts to cause the Proxy Statement/Prospectus as so amended or supplemented, to be filed with the SEC and to be disseminated to the holders of shares of Acquiror Common Stock, as applicable, in each case pursuant to applicable Law and subject to the terms and conditions of this Agreement and the Acquiror Organizational Documents. Each of the Company, Holdings and Acquiror shall provide the other parties with copies of any written comments, and shall inform such other parties of any oral comments, that Acquiror receives from the SEC or its staff with respect to the Form F-4 or Proxy Statement promptly after the receipt of such comments and shall give the other parties a reasonable opportunity to review and comment on any proposed written or oral responses to such comments prior to responding to the SEC or its staff. Acquiror, the Company and Holdings shall use reasonable best efforts to cause the Form F-4 to be declared effective as promptly as practicable after it is filed with the SEC and to keep the Form F-4 effective through the Closing in order to permit the consummation of the transactions contemplated hereby.
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(c) Acquiror shall file the Proxy Statement on Schedule 14A in accordance with the rules and regulations of the Exchange Act. Acquiror agrees to include provisions in the Proxy Statement and to take reasonable action related thereto, with respect to (i) the adoption and approval of this Agreement, (ii) the approval of the Delaware Merger and (iii) approval of any other proposals reasonably agreed by Acquiror and the Company to be necessary or appropriate in connection with the transaction contemplated hereby (collectively, the “Proposals”). Without the prior written consent of the Company, the Proposals shall be the only matters (other than procedural matters) which Acquiror shall propose to be acted on by Acquiror’s stockholders at the Special Meeting.
(d) Acquiror, the Company and Holdings shall use reasonable best efforts to, as promptly as practicable (and in any event, within seven Business Days after the SEC Clearance Date), (i) cause the Proxy Statement/Prospectus to be disseminated to Acquiror’s stockholders in compliance with applicable Law, (ii) establish the record date for, duly call, give notice of, convene and hold the Special Meeting in accordance with the DGCL for a date no later than thirty days following the SEC Clearance Date and (iii) solicit proxies from the holders of Acquiror Common Stock to vote in favor of each of the Proposals. Acquiror shall, through the Acquiror Board, recommend to its stockholders that they approve the Proposals and shall include such recommendation in the Proxy Statement/Prospectus. Notwithstanding the foregoing provisions of this Section 10.02(d), if on a date for which the Special Meeting is scheduled, Acquiror has not received proxies representing a sufficient number of shares of Acquiror Common Stock to obtain the Acquiror Stockholder Approval, whether or not a quorum is present, Acquiror shall have the right to make one or more successive postponements or adjournments of the Special Meeting, provided that the Special Meeting (x) is not postponed or adjourned to a date that is more than 45 days after the date for which the Special Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law) and (y) is held no later than three Business Days prior to the Termination Date.
10.03 Exclusivity.
(a) During the Interim Period, the Company shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate or engage in discussions or negotiations with, or enter into any agreement with, or encourage, or provide information to, any Person (other than Acquiror and/or any of its Affiliates or Representatives) concerning any purchase of any of the Company’s equity securities or the issuance and sale of any securities of, or membership interests in, the Company or its Subsidiaries (other than any purchases of equity securities by the Company from employees of the Company or its Subsidiaries, grants of Company Options in accordance with Section 8.01(b) and issuances of Company Shares upon the exercise of Company Options) or any merger or sale of substantial assets involving the Company or its Subsidiaries, other than immaterial assets or assets sold in the ordinary course of business (each such acquisition transaction, but excluding the Transactions, an “Acquisition Transaction”). Notwithstanding the foregoing, the Company may respond to any unsolicited proposal regarding an Acquisition Transaction by indicating only that the Company is subject to an exclusivity agreement and is unable to provide any information related to the Company and its Subsidiaries or entertain any proposals or offers or engage in any negotiations or discussions concerning an Acquisition Transaction for as long as that exclusivity agreement remains in effect and, in such event, the Company shall notify Acquiror of such facts and circumstances. The Company shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, an Acquisition Transaction.
(b) During the Interim Period, Acquiror shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any Person (other than the Company, its shareholders and/or any of their Affiliates or Representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any Business Combination (a “Business Combination Proposal”) other than with the Company, its shareholders and their respective Affiliates and Representatives.
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Acquiror shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Business Combination Proposal.
10.04 Tax Matters.
(a) Transfer Taxes. Notwithstanding anything to the contrary contained herein, the Company shall pay all transfer, documentary, sales, use, stamp, registration, value added or other similar Taxes incurred in connection with the Transactions. The Company shall, at its own expense, file all necessary Tax Returns with respect to all such Taxes, and, if required by applicable Law, Acquiror will join in the execution of any such Tax Returns.
(b) Tax Treatment. Acquiror, Holdings, Jersey Merger Sub, Delaware Merger Sub and the Company intend that (i) the Delaware Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code and (ii) the Delaware Merger, taken together with the Jersey Merger, shall constitute a transaction that qualifies under Section 351 of the Code and that each of the Jersey Merger and the Delaware Merger shall qualify as foreign mergers within the meaning of subsection 87(8.1) of the Income Tax Act (Canada), and each shall, and shall cause its respective Affiliates to, use commercially reasonable efforts to so qualify. Each of the parties agrees to promptly notify all other parties of any challenge to the Intended Tax Treatment by any Governmental Authority.
(c) The Company, Acquiror, Holdings, Jersey Merger Sub and Delaware Merger Sub hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).
(d) The parties hereto shall use commercially reasonable efforts to cooperate in connection with fulfilling Tax reporting requirements if and to the extent reasonably requested by any Acquiror Stockholder that is a five-percent transferee shareholder (as such term is defined in Treasury Regulations Section 1.367(a)-3(c)(5)(ii)).
10.05 Confidentiality; Publicity.
(a) Acquiror acknowledges that the information being provided to it in connection with this Agreement and the consummation of the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. At the Delaware Merger Effective Time, the Confidentiality Agreement shall terminate with respect to information relating to the Company and its Subsidiaries.
(b) None of Acquiror, the Company or any of their respective Affiliates shall make any public announcement or issue any public communication regarding this Agreement or the transactions contemplated hereby, or any matter related to the foregoing, without first obtaining the prior consent of the Company or Acquiror, as applicable (which consent shall not be unreasonably withheld, conditioned or delayed), except if such announcement or other communication is required by applicable Law or legal process (including pursuant to the Securities Law or the rules of any national securities exchange), in which case Acquiror or the Company, as applicable, shall use their commercially reasonable efforts to coordinate such announcement or communication with the other party, prior to announcement or issuance; provided, however, that, subject to this Section 10.05, each party hereto and its Affiliates may make announcements regarding this Agreement and the transactions contemplated hereby to their respective directors, officers, employees, direct and indirect limited partners and investors without the consent of any other party hereto; and provided, further, that subject to Section 8.02 and this Section 10.05, the foregoing shall not prohibit any party hereto from communicating with third parties to the extent necessary for the purpose of seeking any third party consent.
10.06 Post-Closing Cooperation; Further Assurances. Following the Closing, each party shall, on the request of any other party, execute such further documents, and perform such further acts, as may be reasonably necessary or appropriate to give full effect to the allocation of rights, benefits, obligations and liabilities contemplated by this Agreement and the transactions contemplated hereby.
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ARTICLE XI
CONDITIONS TO OBLIGATIONS
11.01 Conditions to Obligations of All Parties. The obligations of the parties hereto to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following conditions, any one or more of which may be waived (if legally permitted) in writing by all of such parties:
(a) HSR Approval. The applicable waiting period(s) under the HSR Act in respect of the Transactions shall have expired or been terminated.
(b) No Prohibition. There shall not be in force any Governmental Order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions.
(c) Offer Completion. The Offer shall have been completed in accordance with the terms hereof and the Proxy Statement/Prospectus.
(d) Net Tangible Assets. Acquiror shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the closing of the Offer.
(e) Amended and Restated Organizational Documents. The memorandum of association and articles of association of Holdings shall have been amended and restated in their entirety in substantially the form attached hereto as Exhibit F.
(f) Form F-4. The Form F-4 shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC which remains in effect with respect to the Form F-4, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending.
(g) NYSE. The Holdings Shares and Holdings Warrants to be issued in connection with the Delaware Merger and the Jersey Merger shall have been approved for listing on NYSE, subject only to official notice of issuance thereof.
(h) Stockholder Approval. The Acquiror Stockholder Approval shall have been obtained.
11.02 Additional Conditions to Obligations of Acquiror. The obligations of Acquiror to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Acquiror:
(a) Representations and Warranties.
(i) Each of the representations and warranties (A) of the Company contained in the first sentence of Section 5.01(a) (Due Incorporation), Section 5.03 (Due Authorization), Section 5.06(a) (Current Capitalization) and Section 5.16 (Brokers’ Fees) and (B) of Holdings, Jersey Merger Sub and Delaware Merger Sub contained in Section 6.01 (Organization and Entity Power), Section 6.02 (Due Authorization), Section 6.06 (Capitalization) and Section 6.09 (Brokers’ Fees) (clauses (A) and (B) together, the “Specified Representations”), in each case shall be true and correct (without giving any effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) in all material respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date).
(ii) The representations and warranties of the Company contained in Section 5.20(a) (No Material Adverse Effect) shall be true and correct in all respects as of the Closing Date.
(iii) Each of the representations and warranties of the Company and Holdings, Jersey Merger Sub and Delaware Merger Sub contained in this Agreement (other than the Specified Representations and the representations and warranties of the Company contained in Section 5.20(a)), shall be true and correct (without giving any effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) as of the Closing Date as though then made (except to the extent such representations and warranties
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expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date), except, in either case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a Material Adverse Effect.
(b) Agreements and Covenants. Each of the covenants of the Company, Holdings, Delaware Merger Sub and Jersey Merger Sub to be performed as of or prior to the Closing shall have been performed in all material respects.
(c) Officer’s Certificate. The Company shall have delivered to Acquiror a certificate signed by an officer of the Company, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 11.02(a) and Section 11.02(b) have been fulfilled.
(d) Nominating Agreement. Holdings shall have executed and delivered the Nominating Agreement.
(e) Registration Rights Agreement. Holdings shall have executed and delivered the Registration Rights Agreement
11.03 Additional Conditions to the Obligations of the Company, Holdings, Delaware Merger Sub and Jersey Merger Sub. The obligation of the Company, Holdings, Delaware Merger Sub and Jersey Merger Sub to consummate the Transactions is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:
(a) Representations and Warranties. Each of the representations and warranties of Acquiror contained in this Agreement (other than the representations and warranties of the Acquiror contained in Section 7.13 (Capitalization)) (without giving effect to any materiality qualification therein) shall be true and correct in all material respects as of the Closing Date, as if made anew at and as of that time, except with respect to representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date.
(b) Capitalization. The representations and warranties of the Acquiror contained in Section 7.13 (Capitalization) shall be true and correct other than de minimis inaccuracies, as of the Closing Date, as if made anew at and as of that time.
(c) Agreements and Covenants. Each of the covenants of Acquiror to be performed as of or prior to the Closing shall have been performed in all material respects.
(d) Available Closing Date Cash. The Available Closing Date Cash shall not be less than $550,000,000.
(e) Officer’s Certificate. Acquiror shall have delivered to the Company a certificate signed by an officer of Acquiror, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 11.03(a), Section 11.03(b), Section 11.03(c) and Section 11.03(d) have been fulfilled.
(f) Sponsor Agreement. Each of the covenants of each Sponsor required under the Sponsor Agreement to be performed as of or prior to the Closing shall have been performed in all material respects, and none of the Sponsors shall have threatened (orally or in writing) (i) that the Sponsor Agreement is not valid, binding and in full force and effect, (ii) that Holdings or the Company is in breach of or default under the Sponsor Agreement or (iii) to terminate the Sponsor Agreement.
ARTICLE XII
TERMINATION/EFFECTIVENESS
12.01 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned:
(a) by written consent of the Company and Acquiror;
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(b) prior to the Closing, by written notice to the Company from Acquiror if  (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company, Holdings, Delaware Merger Sub or Jersey Merger Sub set forth in this Agreement, such that the conditions specified in Section 11.02(a) or Section 11.02(b) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company, Holdings, Delaware Merger Sub or Jersey Merger Sub through the exercise of its commercially reasonable efforts, then, for a period of up to 30 days (or any shorter period of the time that remains between the date Acquiror provides written notice of such violation or breach and the Termination Date) after receipt by the Company of notice from Acquiror of such breach, but only as long as the Company, Holdings, Delaware Merger Sub or Jersey Merger Sub continues to use its commercially reasonable efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, (ii) the Closing has not occurred on or before July 31, 2019 (the “Termination Date”), or (iii) the consummation of the Delaware Merger or the Jersey Merger is permanently enjoined or prohibited by the terms of a final, non-appealable Governmental Order or a statute, rule or regulation; provided, that the right to terminate this Agreement under subsection (ii) or (iii) shall not be available if Acquiror’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date;
(c) prior to the Closing, by written notice to Acquiror from the Company if  (i) there is any breach of any representation, warranty, covenant or agreement on the part of Acquiror set forth in this Agreement, such that the conditions specified in Section 11.03(a), Section 11.03(b) or Section 11.03(c) would not be satisfied at the Closing (a “Terminating Acquiror Breach”), except that, if any such Terminating Acquiror Breach is curable by Acquiror through the exercise of its commercially reasonable efforts, then, for a period of up to 30 days (or any shorter period of the time that remains between the date the Company provides written notice of such violation or breach and the Termination Date) after receipt by Acquiror of notice from the Company of such breach, but only as long as Acquiror continues to exercise such commercially reasonable efforts to cure such Terminating Acquiror Breach (the “Acquiror Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Acquiror Breach is not cured within the Acquiror Cure Period, (ii) the Closing has not occurred on or before the Termination Date, or (iii) the consummation of the Delaware Merger or the Jersey Merger is permanently enjoined or prohibited by the terms of a final, non-appealable Governmental Order or a statute, rule or regulation; provided, that the right to terminate this Agreement under subsection (ii) or (iii) shall not be available if the Company’s, Holdings’, Delaware Merger Sub’s or Jersey Merger Sub’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date;
(d) by written notice from either the Company or Acquiror to the other if the Acquiror Stockholder Approval is not obtained at the Special Meeting (subject to any adjournment or recess of the meeting); or
(e) by written notice from the Acquiror if, within two days from the date of this Agreement, (i) the shareholder approval of each of the Company and Jersey Merger Sub to the Jersey Merger is not obtained or (ii) the adoption of this Agreement by Holdings in its capacity as the sole stockholder of the Delaware Merger Sub is not obtained.
12.02 Effect of Termination. Except as otherwise set forth in this Section 12.02 or Section 13.14, in the event of the termination of this Agreement pursuant to Section 12.01, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its respective Affiliates, officers, directors, employees or stockholders, other than liability of any party hereto for any intentional and willful breach of this Agreement by such party occurring prior to such termination. The provisions of Sections 8.06, 10.05, 12.02, 13.02, 13.03, 13.04, 13.05, 13.06, 13.07, 13.08, 13.09, 13.13, 13.15
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and 13.17 (collectively, the “Surviving Provisions”) and the Confidentiality Agreement, and any other Section or Article of this Agreement referenced in the Surviving Provisions which are required to survive in order to give appropriate effect to the Surviving Provisions, shall in each case survive any termination of this Agreement.
ARTICLE XIII
MISCELLANEOUS
13.01 Waiver. Any party to this Agreement may, at any time prior to the Closing, by action taken by its board of directors, or officers thereunto duly authorized, waive any of the terms or conditions of this Agreement or agree to an amendment or modification to this Agreement in the manner contemplated by Section 13.10 and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.
13.02 Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service) or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:
(a)
If to Acquiror, to:

640 Fifth Avenue, 12th Floor
New York, NY 10019
Attn: Peter Phelan
E-mail: peter.phelan@mkleinandcompany.com
with a copy to:
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
Attn: Robert Mittman and Kathleen Cunningham
E-mail: rmittman@blankrome.com and kcunningham@blankrome.com
(b) If to the Company, Holdings, Delaware Merger Sub, the Surviving Delaware Company, Jersey Merger Sub or the Surviving Jersey Company, to:
c/o Clarivate Analytics
Friars House
160 Blackfriars Road
London SE1 8EZ United Kingdom
Attn: Stephen Hartman
E-mail: stephen.hartman@clarivate.com
with a copy to:
Latham & Watkins LLP
555 Eleventh Street, N.W.
Washington, DC 20004
Attn: Paul Sheridan and Shaun Hartley
E-mail: paul.sheridan@lw.com and shaun.hartley@lw.com
or to such other address or addresses as the parties may from time to time designate in writing. Notwithstanding anything to the contrary, for purposes of obtaining Acquiror’s prior written consent pursuant to Section 8.01, an email from either Jerre Stead or Michael Klein expressly consenting to the matter or action in question will suffice.
13.03 Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties; provided, that the Company, Holdings, Delaware Merger Sub and/or Jersey Merger Sub may assign this Agreement and its rights hereunder without the prior written consent of
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Acquiror to any of the financing sources of the Company, Holdings, Delaware Merger Sub and/or Jersey Merger Sub to the extent necessary for purposes of creating a security interest herein or otherwise assigning as collateral in respect of any debt financing in connection herewith; provided further, that the Company, Holdings, Delaware Merger Sub and/or Jersey Merger Sub may delegate the performance of its obligations or assign its rights hereunder in part or in whole to any Affiliate of the Company, Holdings, Delaware Merger Sub or Jersey Merger Sub, as applicable, so long as the Company, Holdings, Delaware Merger Sub and Jersey Merger Sub remain fully responsible for the performance of the delegated obligations. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 13.03 shall be null and void, ab initio.
13.04 Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement; provided, however, that, notwithstanding the foregoing (a) in the event the Closing occurs, the present and former officers and directors of the Company and Acquiror (and their successors, heirs and representatives) are intended third-party beneficiaries of, and may enforce, Section 9.02 and (b) the past, present and future directors, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Sections 13.15 and 13.16.
13.05 Expenses. Except as otherwise provided herein (including Section 4.07, Section 9.01(e), Section 10.04(a) and Section 12.02), each party hereto shall bear its own expenses incurred in connection with this Agreement and the transactions herein contemplated whether or not such transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants.
13.06 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction, except that the Jersey Merger shall be governed by the Jersey Companies Law.
13.07 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
13.08 Schedules and Exhibits. The Schedules and Exhibits referenced herein are a part of this Agreement as if fully set forth herein. All references herein to Schedules and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a party in the Schedules with reference to any section or schedule of this Agreement shall be deemed to be a disclosure with respect to all other sections or schedules to which such disclosure may apply solely to the extent the relevance of such disclosure is reasonably apparent on the face of the disclosure in such Schedule. Certain information set forth in the Schedules is included solely for informational purposes.
13.09 Entire Agreement. This Agreement (together with the Schedules and Exhibits to this Agreement) and that certain Letter Agreement, dated as of October 17, 2018, by and between Onex Partners Manager LP and Acquiror (the “Confidentiality Agreement”), constitute the entire agreement among the parties relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Subsidiaries relating to the transactions contemplated hereby. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the parties except as expressly set forth or referenced in this Agreement and the Confidentiality Agreement.
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13.10 Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement. The approval of this Agreement by the stockholders of any of the parties shall not restrict the ability of the board of directors of any of the parties to terminate this Agreement in accordance with Section 12.01 or to cause such party to enter into an amendment to this Agreement pursuant to this Section 13.10.
13.11 [Intentionally Omitted].
13.12 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
13.13 Jurisdiction; WAIVER OF TRIAL BY JURY. Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the State of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 13.13. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
13.14 Enforcement. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 12.01, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section shall not be required to provide any bond or other security in connection with any such injunction.
13.15 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and (b) no past, present or future director, officer, employee, incorporator, member, partner,
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stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, Acquiror, Holdings, Jersey Merger Sub or Delaware Merger Sub under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.
13.16 Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing and shall terminate and expire upon the occurrence of the Delaware Merger Effective Time (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing and (b) this Article XIII.
13.17 Acknowledgements.
(a) Each of the parties acknowledges and agrees (on its own behalf and on behalf of its respective Affiliates and its and their respective Representatives) that: (i) it has conducted its own independent investigation of the financial condition, results of operations, assets, liabilities, properties and projected operations of the other parties (and their respective Subsidiaries) and has been afforded satisfactory access to the books and records, facilities and personnel of the other parties (and their respective Subsidiaries) for purposes of conducting such investigation; (ii) the Company Representations constitute the sole and exclusive representations and warranties of the Company in connection with the transactions contemplated hereby; (iii) the Holdings Representations constitute the sole and exclusive representations and warranties of Holdings, Jersey Merger Sub and Delaware Merger Sub in connection with the transactions contemplated by this Agreement; (iv) the Acquiror Representations constitute the sole and exclusive representations and warranties of Acquiror; (v) except for the Company Representations by the Company, the Holdings Representations by Holdings, Jersey Merger Sub and Delaware Merger Sub and the Acquiror Representations by Acquiror, none of the parties hereto or any other Person makes, or has made, any other express or implied representation or warranty with respect to any party hereto (or any party’s Subsidiaries) or the transactions contemplated by this Agreement and all other representations and warranties of any kind or nature expressed or implied (including (x) regarding the completeness or accuracy of, or any omission to state or to disclose, any information, including in the estimates, projections or forecasts or any other information, document or material provided to or made available to any party hereto or their respective Affiliates or Representatives in certain “data rooms,” management presentations or in any other form in expectation of the Transactions, including meetings, calls or correspondence with management of any party hereto (or any party’s Subsidiaries), and (y) any relating to the future or historical business, condition (financial or otherwise), results of operations, prospects, assets or liabilities of any party hereto (or its Subsidiaries), or the quality, quantity or condition of any party’s or its Subsidiaries’ assets) are specifically disclaimed by all parties hereto and their respective Subsidiaries and all other Persons (including the Representatives and Affiliates of any party hereto or its Subsidiaries); and (vi) each party hereto and its respective Affiliates are not relying on any representations and warranties in connection with the Transactions except the Company Representations by the Company, the Holdings Representations by Holdings, Jersey Merger Sub and Delaware Merger Sub and the Acquiror Representations by Acquiror.
(b) Effective upon Closing, each of the parties hereto waives, on its own behalf and on behalf of its respective Affiliates and Representatives, to the fullest extent permitted under applicable Law, any and all rights, Claims and causes of action it may have against any other party hereto or their respective Subsidiaries and any of their respective current or former Affiliates or Representatives relating to the operation of any party hereto or its Subsidiaries or their respective businesses or relating to the subject matter of this Agreement, the Schedules, or the Exhibits to this Agreement, whether arising under or based upon any federal, state, local or foreign statute, Law, ordinance, rule or regulation or otherwise. Each party hereto acknowledges and agrees that it will not assert, institute or maintain any Action, suit, Claim, investigation, or proceeding of any kind whatsoever, including a
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counterclaim, cross-claim, or defense, regardless of the legal or equitable theory under which such liability or obligation may be sought to be imposed, that makes any claim contrary to the agreements and covenants set forth in this Section 13.17. Notwithstanding anything herein to the contrary, nothing in this Section 13.17(b) shall preclude any party from seeking any remedy for actual and intentional fraud by a party hereto solely and exclusively with respect to the making of any representation or warranty by it in Article V, Article VI or Article VII (as applicable). Each party hereto shall have the right to enforce this Section 13.17 on behalf of any Person that would be benefitted or protected by this Section 13.17 if they were a party hereto. The foregoing agreements, acknowledgements, disclaimers and waivers are irrevocable. For the avoidance of doubt, nothing in this Section 13.17 shall limit, modify, restrict or operate as a waiver with respect to, any rights any party hereto may have under any written agreement entered into in connection with the transactions that are contemplated by this Agreement, including the Nominating Agreement, the Shareholders Agreement, the Sponsor Agreement and the Registration Rights Agreement.
[Signature pages follow.]
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IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date hereof.
CHURCHILL CAPITAL CORP
By:
/s/ Jerre Stead

Name: Jerre Stead
Title:  Chief Executive Officer
[Signature page to Merger Agreement]
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CLARIVATE ANALYTICS PLC
By:
/s/ Paul Edwards

Name: Paul Edwards
Title:  Director
CAMELOT HOLDINGS (JERSEY) LIMITED
By:
/s/ Paul Edwards

Name: Paul Edwards
Title: Director
CCC MERGER SUB, INC.
By:
/s/ Konstantin Gilis

Name: Konstantin Gilis
Title:  President
CAMELOT MERGER SUB (JERSEY) LIMITED
By:
/s/ Paul Edwards

Name: Paul Edwards
Title: Director
[Signature page to Merger Agreement]
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Exhibit A
Final
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of  [·], 2019, is made and entered into by and among Clarivate Analytics Plc, a public limited company organized under the laws of the Island of Jersey (the “Company”), Churchill Capital Corp, a Delaware corporation (“Acquiror”), Churchill Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned parties listed under Holder on the signature page hereto (each such party, together with the Sponsor and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 8.2 of this Agreement, a “Holder” and collectively the “Holders”).
RECITALS
WHEREAS, the Company, Acquiror, Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey, CCC Merger Sub, Inc., a Delaware corporation, and Camelot Merger Sub (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey, are party to that certain Agreement and Plan of Merger, dated January 14, 2019 (the “Merger Agreement”);
WHEREAS, as a result of the consummation of the transactions contemplated by the Merger Agreement, the Holders will hold Company Shares (as defined below) and/or warrants to purchase Company Shares;
WHEREAS, Acquiror and certain of the Sponsor Holders (as defined below) are a party to a Registration Rights Agreement, dated as of September 6, 2018 (the “Prior Agreement”); and
WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, Acquiror and the Sponsor Holders desire to amend and restate the Prior Agreement in its entirety as set forth herein, and the Company and the Holders (other than the Sponsor Holders) desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.
NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Article I.
DEFINITIONS
1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:
“Acquiror” shall have the meaning given in the Preamble.
“Adverse Disclosure” shall mean public disclosure of material non-public information which, in the Board’s good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing of such Registration Statement and (iii) the Company has a bona fide business purpose for not disclosing publicly.
“Affiliate” shall mean, with respect to any specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such specified Person. As used in this definition, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Affiliates” with respect to the Onex Shareholders and the Baring Shareholders, respectively, shall not include the Company or its Subsidiaries.
“Agreement” shall have the meaning given in the Preamble.
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“Automatic Shelf Registration Statement” shall have the meaning specified in Section 3.1.
“Baring Shareholders” shall have the meaning specified in the Shareholders Agreement.
“Blue Sky” shall mean state securities regulation and requirements.
“Board” shall mean the Board of Directors of the Company.
“Company” shall have the meaning given in the Preamble.
“Company Shares” shall mean the ordinary shares of no par value in the capital of the Company and any shares or other securities into or for which such shares are hereafter converted or exchanged.
“Demand Notice” shall have the meaning specified in Section 2.1.6.
“Demand Period” shall have the meaning specified in Section 2.1.5.
“Demand Registration” shall have the meaning specified in Section 2.1.1.
“Demand Registration Statement” shall have the meaning specified in Section 2.1.1.
“Demand Suspension” shall have the meaning specified in Section 2.1.8.
“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of such similar federal statute and the rules and regulations thereunder.
“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.
“Founder Shares Lock-up Period” shall have the meaning specified in the Sponsor Agreement.
“Holders” shall have the meaning given in the Preamble.
“Investor Shareholders” shall have the meaning specified in the Shareholders Agreement.
“Investor Shareholder Lock-up Period” shall mean the period commencing on the date hereof and ending on the one hundred eightieth (180th) day after the date hereof.
“Loss” shall have the meaning specified in Section 6.1.
“Management Shareholders” shall have the meaning specified in the Shareholders Agreement.
“Merger Agreement” shall have the meaning given in the Recitals hereto.
“Onex Shareholders” shall have the meaning specified in the Shareholders Agreement.
“Permitted Transferees” shall mean (a) in the case of any Sponsor Holder, any permitted transferee as provided in paragraph 7(c) of the Sponsor Agreement, (b) in the case of any Holder (other than any Sponsor Holder) that is not an individual, any Affiliate of such Holder (including existing affiliated investment funds or vehicles that at all times remain Affiliates) and (c) in the case of any Holder (other than any Sponsor Holder) who is an individual, (i) any successor by death or (ii) any trust, partnership, limited liability company or similar entity solely for the benefit of such individual or such individual’s spouse or lineal descendants, provided that such individual acts as trustee, general partner or managing member and retains the sole power to direct the voting and disposition of the transferred Company Shares.
“Piggyback Registration” shall have the meaning specified in Section 2.2.1.
“Preemption Notice” shall have the meaning specified in Section 2.1.7.
“Prior Agreement” shall have the meaning given in the Recitals hereto.
“Prospectus” shall mean the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post effective amendments, and all other material incorporated by reference in such prospectus.
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“Public Offering” shall mean a public offering and sale of Company Shares pursuant to an effective Registration Statement under the Securities Act.
“Registrable Securities” shall mean (a) all Company Shares owned of record by the Holders and (b) warrants to purchase Company Shares held by the Holders (including any Company Shares issued or issuable upon the exercise of any such warrant); provided, however, that only the Company Shares and warrants to purchase Company Shares, in each case, held by the Sponsor Holders that have vested in accordance with the terms of paragraph 7(d) of the Sponsor Agreement shall be deemed Registrable Securities, except (x) with respect to such Company Shares subject only to time-based vesting under paragraph 7(d) of the Sponsor Agreement, such Company Shares shall be deemed Registrable Securities if such Company Shares will vest within sixty (60) days of the effective date of the applicable Registration Statement and (y) with respect to Company Shares and warrants to purchase Company Shares subject to performance vesting under paragraph 7(d) of the Sponsor Agreement, such Company Shares and warrants to purchase Company Shares shall be deemed Registrable Securities if the Company, upon the written request of the Sponsor Representative, reasonably determines that such Company Shares or warrants to purchase Company Shares are reasonably likely to vest within sixty (60) days of the effective date of the applicable Registration Statement; provided, further, that no such Company Shares or warrants to purchase Company Shares may be sold under any Registration Statement until such Company Shares or warrants to purchase Company Shares shall have vested in accordance with the terms of paragraph 7(d) of the Sponsor Agreement. As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such Registration Statement, (ii) in the case of such securities held by the Investor Shareholders or the Sponsor Holders, they shall have been distributed to the public pursuant to Rule 144 under the Securities Act (or any similar rule that may be adopted by the SEC), (iii) in the case of such securities held by the Management Shareholders, they shall have become eligible for distribution to the public pursuant to Rule 144 under the Securities Act (or any similar rule that may be adopted by the SEC), or (iv) they shall have ceased to be outstanding.
“Registration” shall mean the registration of securities with the SEC pursuant to a Registration Statement.
“Registration Expenses” shall have the meaning specified in Section 5.1.
“Registration Statement” shall mean any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits to and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-8 or any successor form thereto.
“SEC” shall mean the U.S. Securities and Exchange Commission.
“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, or any similar federal statute then in effect, and in reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar federal statute and the rules and regulations thereunder.
“Shareholders Agreement” shall mean the Amended and Restated Shareholders Agreement of the Company, dated as of January 14, 2019, by and among the Company, the Onex Shareholders, the Baring Shareholders, and the other Persons party thereto from time to time, as the same may be amended, restated or modified from time to time.
“Shelf Period” shall have the meaning specified in Section 2.1.5.
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“Shelf Registration Statement” shall mean a Registration Statement filed with the SEC on either (a) Form S-3 or Form F-3 (or any successor form or other appropriate form under the Securities Act) or (b) if the Company is not permitted to file a Registration Statement on Form S-3 or Form F-3, an evergreen Registration Statement on Form S-1 or Form F-1 (or any successor form or other appropriate form under the Securities Act), in each case, for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.
“Shelf Takedown Notice” shall have the meaning specified in Section 2.1.6.
“Shelf Takedown Request” shall have the meaning specified in Section 2.1.2(a).
“Sponsor” shall have the meaning given in the Preamble hereto.
“Sponsor Agreement” means the Sponsor Agreement, dated as of January 14, 2019, by and among the Company, Acquiror, the Sponsor Holders and the other parties thereto, as the same may be amended, restated or modified from time to time.
“Sponsor Holders” means the Sponsor, Garden State Capital Partners LLC, M. Klein Associates, Inc., Michael S. Klein, Martin Broughton, Balakrishnan S. Iyer, Karen G. Mills, Sheryl von Blucher, Jerre Stead, the Iyer Family Trust dated 1/25/2001, Mills Family I, LLC, K&BM LP and JMJS Group – II, LP.
“Sponsor Representative” means (a) Jerre Stead or (b) following the death of Jerre Stead, the disqualification, resignation or removal of Jerre Stead as a director of the Company or the date on which Jerre Stead no longer beneficially owns any Company Shares, (i) Michael Klein or (ii) if Michael Klein has died, been disqualified, resigned or removed as a director of the Company or no longer beneficially owns any Company Shares, then the Person selected by the Sponsor Holders then holding a majority of the Company Shares held by the Sponsor Holders and reasonably acceptable to the Investor Shareholders. “Beneficially owns” for purposes of this definition shall include securities held by Churchill Sponsor LLC for the benefit of a Sponsor Holder other than Sponsor.
“Subsidiary” shall mean, with respect to any specified Person, any other Person of which (a) a majority of shares of stock or other equity or economic interests are owned or controlled, directly or indirectly, through one or more intermediaries, by such specified Person or (b) the outstanding shares of stock or other equity interests having voting power at such time to elect a majority of the board of directors or other comparable governing body of such Person, or to otherwise control such Person, are at the time owned or controlled by, directly or indirectly, one or more intermediaries, or both, by such specified Person.
“Underwritten Offering” shall mean a Public Offering in which Company Shares are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.
“Underwritten Shelf Takedown” means an underwritten Public Offering pursuant to an effective Shelf Registration Statement.
“WKSI” shall have the meaning specified in Section 3.1.
Article II.
REGISTRATIONS
2.1 Demand Registrations.
2.1.1 Demand by Holders. At any time and from time to time, any Investor Shareholder or the Sponsor Representative, on behalf of the Sponsor Holders, may make a written request to the Company for Registration of Registrable Securities held by such Investor Shareholder or the Sponsor Holders, as applicable, and any other Holders of Registrable Securities; provided, that the Baring Shareholders, collectively, may only make three (3) such written requests; provided, further that (x) for so long as the Investor Shareholders beneficially own, in the aggregate, at least two hundred thousand (200,000) Company Shares, the Sponsor Representative may only make one (1) such written request and only if the Company is eligible to file a Registration Statement on Form S-3 or Form F-3 at the time of such written request and (y) after such time as the Investor Shareholders cease to beneficially own, in the aggregate, at least two hundred thousand (200,000) Company Shares, the Sponsor
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Representative may only make three (3) such written requests (including any such request pursuant to the foregoing clause (x)). Any such requested Registration shall hereinafter be referred to as a “Demand Registration.” Any Demand Registration may request that the Company register Registrable Securities on an appropriate form, including a Shelf Registration Statement and, if the Company is a WKSI, an automatic shelf registration statement. The Company shall promptly provide to the Investor Shareholders or the Sponsor Representative, as applicable, the information necessary to determine the Company’s status as a WKSI upon reasonable request. Each request for a Demand Registration shall specify the aggregate number of Registrable Securities to be registered. As soon as reasonably practicable following a request for a Demand Registration, the Company shall file a Registration Statement relating to such Demand Registration (a “Demand Registration Statement”), and shall use its reasonable best efforts to cause such Demand Registration Statement to promptly be declared effective under the Securities Act.
2.1.2 Shelf Takedown.
(a) At any time the Company has an effective Shelf Registration Statement with respect to an Investor Shareholder’s Registrable Securities, by notice to the Company, an Investor Shareholder may make a written request (a “Shelf Takedown Request”) to the Company to effect a Public Offering, including an Underwritten Shelf Takedown, of all or a portion of such Investor Shareholder’s Registrable Securities that may be registered under such Shelf Registration Statement, and as soon as practicable the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose.
(b) At any time the Company has an effective Shelf Registration Statement with respect to a Sponsor Holder’s Registrable Securities, by at least seven (7) business days’ advance written notice to the Company and the Investor Shareholders, the Sponsor Representative may make a Shelf Takedown Request to the Company to effect a Public Offering, including an Underwritten Shelf Takedown, of all or a portion of such Sponsor Holder’s Registrable Securities that may be registered under such Shelf Registration Statement, and as soon as practicable the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose, in each case, unless, within four (4) business days of receipt of such notice, an Investor Shareholder delivers a Shelf Takedown Request to the Company, in which case, the Sponsor Representative’s Shelf Takedown Request shall be automatically withdrawn and Section 2.1.6 shall apply with respect to the Investor Shareholder’s Shelf Takedown Request.
2.1.3 Limitation on Demand Registration and Underwritten Shelf Takedowns. The Company shall not be obligated to (x) file a Demand Registration Statement under this Section 2.1 unless the aggregate purchase price of the Registrable Securities to be included in the requested Registration (determined by reference to the offering price on the cover of the registration statement proposed to be filed, or, in the case of a Shelf Registration Statement, reasonably expected to be sold pursuant thereto from time to time) is greater than $100,000,000 (or, in the case of a Demand Registration initiated by the Sponsor Representative, either (i) $75,000,000 or (ii) 7,500,000 Company Shares), or (y) effect any Underwritten Shelf Takedown unless the aggregate purchase price of the Registrable Securities to be sold is greater than $50,000,000 (or, in the case of a Demand Registration initiated by the Sponsor Representative, either (i) $50,000,000 or (ii) 5,000,000 Company Shares).
2.1.4 Demand Withdrawal. Any Holder may withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of notices from the Investor Shareholder(s) or the Sponsor Representative, as applicable, requesting a withdrawal of its Registrable Securities from a Demand Registration, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement unless otherwise requested by the Onex Shareholders to the extent an Onex Shareholder has Registrable Securities in such Demand Registration; provided that, if the Baring Shareholder or the Sponsor Representative, as applicable, requests such withdrawal, and the Onex Shareholders request that such withdrawal not be effected, then (x) the withdrawing Baring Shareholder or the Sponsor Holders, as applicable, shall not be required to continue participating in such Demand Registration and (y) such Demand Registration will not count as one of the Baring Shareholders’ or the Sponsor
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 Representative’s, as applicable, Demand Registrations. Any Demand Registration initiated by the Baring Shareholder or the Sponsor Representative that is withdrawn by such initiating shareholder in accordance with this Section 2.1.4 due to adverse market conditions shall not be considered a request for a Demand Registration by such party under Section 2.1.1.
2.1.5 Effective Registration. A registration request pursuant to Section 2.1.1 shall not be deemed a Demand Registration unless the Demand Registration Statement is declared effective by the SEC and remains effective for not less than 180 days (or such shorter period when all Registrable Securities covered by such Demand Registration Statement have been sold), or if such Registration Statement relates to an Underwritten Offering, then such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if  (a) during the Demand Period such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (b) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by a participating Holder. The Company shall use its reasonable best efforts to keep any Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by Holders until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which no Holder holds Registrable Securities (such period of effectiveness, the “Shelf Period”).
2.1.6 Demand Notice. Promptly upon receipt of any request for a Demand Registration pursuant to Section 2.1.1 (other than in connection with an Underwritten Offering effected pursuant to a Shelf Registration Statement) but in no event more than two (2) business days thereafter, the Company shall deliver a written notice (a “Demand Notice”) of such Demand Registration request to all Holders of Registrable Securities, and the Company shall include in such Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) business days after the date that the Demand Notice has been delivered. Promptly upon receipt of any Shelf Takedown Request for an Underwritten Shelf Takedown, but in no event more than two (2) business days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”), the Company shall deliver a written notice (a “Shelf Takedown Notice”) of such Shelf Takedown Request to all Holders of Registrable Securities registered pursuant to such Shelf Registration Statement (other than to Management Shareholders), and the Company shall include in such Underwritten Shelf Takedown all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within two (2) business days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Takedown Notice has been delivered.
2.1.7 Preemption. If not more than thirty (30) days prior to receipt of any request for a Demand Registration pursuant to Section 2.1.1, the Company shall have (a) circulated to prospective underwriters and their counsel a draft of a Registration Statement for a primary offering of equity securities on behalf of the Company, (b) solicited bids for a primary offering of Company Shares or (c) otherwise reached an understanding with an underwriter with respect to a primary offering of Company Shares, the Company may preempt the Demand Registration with such primary offering by delivering written notice of such intention (the “Preemption Notice”) to the Holders making a request for a Demand Registration within five (5) days after the Company has received the request. The period of preemption may be up to forty-five (45) days following the date of the Preemption Notice or such longer period as the Company is subject to a lock-up pursuant to Section 7.3. Notwithstanding anything to the contrary herein, the Company shall not be entitled to exercise its right to preempt a Demand Registration pursuant to this Section 2.1.7 more than once during any 12 month period.
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2.1.8 Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (a) more than once during any twelve (12) month period or (b) for a period exceeding forty-five (45) days. In the case of a Demand Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or as may be requested by the Holders of a majority of the Registrable Securities that are included in such Demand Registration Statement.
2.1.9 Underwritten Offering. If the Holders of not less than a majority of the Registrable Securities requesting a Demand Registration so elect, such offering of Registrable Securities shall be in the form of an Underwritten Offering. The Holders initiating the underlying Demand Registration for such Underwritten Offering shall have the right to select the managing underwriter or underwriters to administer the offering; provided, that (i) any such managing underwriter or underwriters shall be reasonably acceptable to the Company and (ii) in the event that an Investor Shareholder is participating in such Underwritten Offering and did not initiate the underlying Demand Registration, such managing underwriter or underwriters shall be reasonably acceptable to the applicable Investor Shareholder, such consent not to be unreasonably withheld, conditioned or delayed.
2.1.10 Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Holders of a majority of the Registrable Securities included therein) or an Underwritten Shelf Takedown advise the Company in writing (which, for the avoidance of doubt, may be via e-mail) that, in its or their opinion, the number of securities requested to be included in such Demand Registration or Underwritten Shelf Takedown exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the Company will include in such offering, (a) first, the number of Registrable Securities requested by all Holders of Registrable Securities to be included in such offering that, in the opinion of such managing underwriter(s) (or, in the case of a Demand Registration not being underwritten, the Holders of a majority of the Registrable Securities included therein), can be sold without having such significant adverse effect, such amount to be allocated among all such Holders of Registrable Securities pro rata on the basis of the respective number of Registrable Securities then held by each such Holder, (b) second, only if all of the Registrable Securities referred to in clause (a) have been included in such offering, the securities the Company proposes to sell and (c) third, only if all of the securities referred to in clauses (a) and (b) have been included in such offering, any other securities eligible for inclusion in such Registration.
2.2 Piggyback Registration.
2.2.1 Participation. If the Company proposes to file a Registration Statement under the Securities Act or to conduct a Public Offering with respect to any offering of Company Shares for its own account or for the account of any other Persons (other than (a) a Registration under Section 2.1, (b) a Registration on Form S-4 or S-8 or any successor form thereto, (c) a Registration of securities solely relating to an offering and sale to employees, directors or consultants of the Company or any of its Subsidiaries pursuant to any benefit or incentive plan or (d) a Registration Statement relating to the registration of Company Shares in connection with a payment under the Tax Receivable Agreement (as defined in the Merger Agreement)), then, as soon as practicable (but in no event less than ten (10) days
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prior to the initial filing of such Registration Statement or, in the case of a Public Offering under a Shelf Registration Statement, three (3) days prior to the anticipated pricing date), the Company shall give written notice of such proposed filing or Public Offering to all Holders of Registrable Securities (other than Management Shareholders in connection with a registration effected pursuant to a Shelf Registration Statement (including any Underwritten Shelf Takedown)), and such notice shall offer such Holders of Registrable Securities the opportunity to register under such Registration Statement, or to sell in such Public Offering, such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall include in such Registration Statement or in such Public Offering all such Registrable Securities which are requested to be included therein within ten (10) days after the Company has given such notice or, in the case of a Public Offering under a Shelf Registration Statement, one (1) day prior to the pricing date; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to register or sell or to delay Registration of such securities, the Company shall give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders under Section 2.1, and (ii) in the case of a determination to delay registering or selling, in the absence of a request for a Demand Registration or an Underwritten Shelf Takedown, shall be permitted to delay registering or selling any Registrable Securities, for the same period as the delay in registering or selling such other securities. If such Public Offering is to be underwritten, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2.1 must, and the Company shall make such arrangements with the managing underwriter or underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2.1 must, and the Company shall make such arrangements so that each such Holder may, participate in such offering on such basis. Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the pricing of such Registration.
2.2.2 Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Company in writing (which, for the avoidance of doubt, may be via e-mail) that, in its or their opinion, the number of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Piggyback Registration shall be (a) first, the number of Registrable Securities that the Company proposes to sell, that, in the opinion of such managing underwriter(s), can be sold without having such significant adverse effect, (b) second, only if all securities referred to in clause (a) have been included in such registration, the number of Registrable Securities requested by all Investor Shareholders to be included in such offering that, in the opinion of such managing underwriter(s), can be sold without having such significant adverse effect, pro rata on the basis of the respective number of Registrable Securities then held by each such Investor Shareholder, (c) third, only if all securities referred to in clauses (a) and (b) have been included in such offering, the number of Registrable Securities requested by all Management Shareholders and Sponsor Holders to be included in such offering that, in the opinion of such managing underwriter(s), can be sold without having such significant adverse effect, pro rata on the basis of the respective number of Registrable Securities then held by each such Management Shareholder and Sponsor Holder and (d) fourth, only if all securities referred to in clauses (a), (b) and (c) have been included in such Registration, the number of Company Shares that any other Person exercising a contractual right to demand Registration proposes to sell that, in the opinion of such managing underwriter(s), can be sold without having such significant adverse effect, pro rata on the basis of the respective number of Company Shares then held by each such Person.
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2.2.3 No Effect on Demand Registrations or Shelf Takedowns. No Registration of Registrable Securities effected pursuant to this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 or shall relieve the Company of its obligations under Section 2.1.
2.3 Restrictions on Registration Rights. Notwithstanding anything to the contrary contained in this Agreement, no Registration Statement shall become effective, (a) with respect to any Registrable Securities held by any Sponsor Holder, until after the expiration of the Founder Shares Lock-up Period, and (b) with respect to any Registrable Securities held by any Investor Shareholder, until after the expiration of the Investor Shareholder Lock-up Period.
Article III.
REGISTRATION PROCEDURES
3.1 General Procedures. In connection with the Company’s Registration obligations under Sections 2.1 and 2.2, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall, among other things:
3.1.1 prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement or Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed and (y) except in the case of a Registration under Section 2.2, not file any Registration Statement or Prospectus or amendments or supplements thereto or any free writing prospectus related thereto to which the Investor Shareholder(s) or the Sponsor Representative, as applicable, requesting a Demand Registration or an Underwritten Shelf Takedown, as applicable, or the underwriters, if any, shall reasonably object;
3.1.2 as soon as reasonably practicable file with the SEC a Registration Statement relating to the Registrable Securities, including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable thereafter;
3.1.3 prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement and supplements to the Prospectus or any free writing prospectus related thereto as may be (a) reasonably requested by any participating Investor Shareholder, (b) reasonably requested by any participating Holder to the extent such request relates to information relating to such Holder, or (c) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;
3.1.4 notify the participating Holders of Registrable Securities and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing (which, for the avoidance of doubt, may be via e-mail) and provide copies of the relevant documents, as soon as practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement to such Prospectus or any free writing prospectus related thereto has been filed and/or used, (b) of any written comments by the SEC or any request by the SEC for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
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3.1.5 promptly notify each selling Holder of Registrable Securities and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) or any free writing prospectus related thereto or the information conveyed to any purchaser at the time of sale to such purchaser contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus, any free writing prospectus and any information conveyed to any purchaser at the time of the sale to such purchaser, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus, any free writing prospectus related thereto or any information conveyed to any purchaser at the time of the sale to such purchaser in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, any free writing prospectus related thereto or any information conveyed to any purchaser at the time of the sale to such purchaser which shall correct such misstatement or omission or effect such compliance;
3.1.6 use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any Registration Statement, preliminary or final Prospectus;
3.1.7 use its reasonable best efforts to incorporate in a Prospectus supplement or post-effective amendment such information as (x) the managing underwriter or underwriters, (y) the participating Investor Shareholder(s) and (z) in the case of a Demand Registration by the Sponsor Representative, the Sponsor Representative agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;
3.1.8 furnish to each selling Holder of Registrable Securities and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;
3.1.9 deliver to each selling Holder of Registrable Securities and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary prospectus) and any amendment or supplement thereto or any free writing prospectus relating thereto as such Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus or any amendment or supplement thereto or any free writing prospectus relating thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;
3.1.10 on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of each state and other jurisdiction of the United States as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2.1.5;
3.1.11 cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and cause such Registrable
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Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least two (2) business days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;
3.1.12 use its reasonable best efforts to (a) cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities and (b) keep such registration or qualification in effect for so long as such registration statement remains in effect;
3.1.13 deliver promptly to counsel to the Holders of Registrable Securities and each underwriter, if any, participating in the offering of the Registrable Securities copies of all comment letters from the SEC or its staff with respect to such Registration Statement;
3.1.14 not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates, if applicable, for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;
3.1.15 make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;
3.1.16 enter into and perform its obligations under such customary agreements (including underwriting agreements in customary form) and take all such other actions as (x) the participating Investor Shareholder(s), (y) in the case of a Demand Registration by the Sponsor Representative, the Sponsor Representative or (z) the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;
3.1.17 use its reasonable best efforts to obtain for delivery to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company (including outside counsel) dated the date of the closing(s) under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such underwriters and their respective counsel;
3.1.18 use its reasonable best efforts to, in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, a comfort letter from the Company’s independent certified public accountants (and, if necessary and to the extent that the Company or any business acquired after the date hereof has previously engaged such independent certified public accountants or independent auditors, any other independent certified public accountants or independent auditors of any Subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are required to be included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;
3.1.19 use commercially reasonably efforts to cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or any securities exchange on which such Registrable Securities are traded or will be traded;
3.1.20 use commercially reasonably efforts to, to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter (as such term is defined in FINRA Rule 5121(f)(12));
3.1.21 use its reasonable best efforts to comply with the Securities Act and, if applicable, make available to its securityholders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;
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3.1.22 use its reasonably best efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;
3.1.23 use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted;
3.1.24 subject to appropriate confidentiality arrangements, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the participating Investor Shareholder(s) or the Sponsor Representative, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Investor Shareholder(s), Sponsor Representative or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors, employees, agents and representatives to, and use its reasonable best efforts to cause the independent public accountants who have certified its financial statements to, make themselves available to discuss the business of the Company and to supply all information requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility;
3.1.25 in the case of an Underwritten Offering, cause the senior executive officers of the Company and its Subsidiaries to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;
3.1.26 take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or Section 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, Prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
3.1.27 in connection with any Underwritten Offering, if at any time the information conveyed to a purchaser at the time of sale to such purchaser includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading;
3.1.28 provide all such other certificates, letters, opinions and other requested documents customarily provided in public offerings similar to the offering then being undertaken; and
3.1.29 take all such other reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.
To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration is submitted to the Company, and such Demand Registration requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”) on Form S-3 or Form F-3, the Company shall file an Automatic Shelf Registration Statement which covers those Registrable Securities which are requested to be registered by the Investor Shareholders or the Sponsor Representative. If the Company does not pay the filing fee covering the Registrable Securities at the time the Automatic Shelf Registration Statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. To the extent required in order to maintain an effective Automatic Shelf Registration Statement covering the Registrable Securities, the Company shall file a new Automatic Shelf Registration Statement covering the Registrable Securities. If at any time when the Company is
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required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to file a new Shelf Registration Statement and keep such Shelf Registration Statement effective during the period during which such registration statement is required to be kept effective.
If the Company files any Shelf Registration Statement for the benefit of the holders of any securities other than the Investor Shareholders, the Company agrees that it shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Investor Shareholders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.
3.2 Obligations of the Holders. The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Holder of Registrable Securities agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.
3.3 Suspension of Use of Prospectus. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.5, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1.5, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 3.1.5 or is advised in writing by the Company that the use of the Prospectus may be resumed.
3.4 Blue Sky Laws. If any such Registration Statement or comparable statement under Blue Sky laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any state Blue Sky law then in force, the deletion of the reference to such Holder.
Article IV.
UNDERWRITTEN OFFERINGS
4.1 Demand Registrations. If requested by the underwriters for any Underwritten Offering requested by Holders of Registrable Securities pursuant to Section 2.1, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Investor Shareholder(s) requesting such Demand Registration or Underwritten Shelf Takedown and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Article VI. The Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of such underwriting agreement. Such Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement, which underwriting agreement shall (a) contain such representations and warranties by such Holders of Registrable Securities and such other
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terms as are generally prevailing in agreements of that type, including indemnities, and the aggregate amount of liability of any Holder shall not exceed such Holder’s net proceeds from such Underwritten Offering, and (b) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders of Registrable Securities.
4.2 Piggyback Registrations. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 2.2 and subject to the provisions of Section 2.2.2, use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration, all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration. The Holders of the Registrable Securities to be offered in such Registration shall be parties to the underwriting agreement between the Company and such underwriters, which underwriting agreement shall (a) contain such representations and warranties by such Holders of Registrable Securities and such other terms as are generally prevailing in agreements of that type, including indemnities, and the aggregate amount of liability of any Holder shall not exceed such Holder’s net proceeds from such Underwritten Offering, and (b) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders of Registrable Securities.
4.3 Participation in Underwritten Registrations. Subject to Sections 4.1 and 4.2, no Person may participate in any Underwritten Offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in, and agrees to become a party to, any underwriting arrangements approved by the Persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, medallion guarantees, indemnities and other documents required under the terms of such underwriting arrangements or otherwise reasonably requested by the underwriters.
4.4 Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 2.1, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Holders of a majority of the Registrable Securities included in the Underwritten Offering.
Article V.
REGISTRATION EXPENSES
5.1 Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, and all reasonable out-of-pocket costs and expenses incurred by the Holders in connection with any registration and sale of Registrable Securities pursuant to this this Agreement (excluding (x) any underwriters’ or brokerage discounts or commissions payable in respect of the sale of Registrable Securities by any Holder and (y) except as set forth in clauses (g) and (h) below, fees and expenses of legal counsel to any Holder) shall be paid by the Company, including (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or other applicable governmental entity (including reasonable fees and disbursements of counsel for the underwriters in connection with the FINRA qualification of the Registrable Securities), (b) all fees and expenses in connection with compliance with any securities or Blue Sky laws and determination of the eligibility of the Registrable Securities for investment under the laws of the various jurisdictions (including reasonable fees and disbursements of counsel for the underwriters in connection with Blue Sky qualification of the Registrable Securities), (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (d) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance) or its Subsidiaries or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, (e) Securities laws liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (f) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the
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Registrable Securities on any inter-dealer quotation system, (g) all reasonable fees and disbursements of one law firm or other counsel selected by the Holders of a majority of the Registrable Securities owned by the Onex Shareholders and their Affiliates being registered, one law firm or other counsel selected by the Holders of a majority of the Registrable Securities owned by the Baring Shareholders and their Affiliates being registered and, in the case of a Demand Registration by the Sponsor Representative, one law firm or other counsel selected by the Holders of a majority of the Registrable Securities owned by the Sponsor Holders being registered, and, in the case of a Registration Statement which is not a Demand Registration Statement by the Sponsor Representative, all reasonable fees and disbursements of lead counsel designated by the holders of a majority of the Registrable Securities owned by the Onex Shareholders and their Affiliates or the Baring Shareholders and their Affiliates, as the case may be, (h) all reasonable fees and disbursements of such local or special legal counsel as may reasonably be required by the Holders of a majority of the Registrable Securities participating in such Registration, (i) any reasonable fees and disbursements of underwriters (excluding any underwriters’ or brokerage discounts or commissions payable in respect of the sale of Registrable Securities by any Holder) customarily paid by issuers or sellers of securities, (j) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (k) fees and expenses of a Qualified Independent Underwriter (as such term is defined in FINRA Rule 5121(f)(12)) and its counsel, if any, (l) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (m) all expenses incurred in connection with promotional efforts or “roadshows” for any Underwritten Offering, including all travel (including any aircraft chartered for such purpose), meals and lodging, and (n) fees and disbursements of transfer agents, registrars and custodians. All such expenses are referred to herein as “Registration Expenses”.
Article VI.
INDEMNIFICATION
6.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, each member, limited or general partner thereof, each member, limited or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, security holders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (a) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or contained in any free writing prospectus utilized in connection therewith or in any information conveyed to any purchaser at the time of the sale to such purchaser, or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including, without limitation, reports and other documents filed under the Exchange Act, (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, free writing prospectus related thereto or the information conveyed to any purchaser at the time of the sale to such purchaser, in light of the circumstances under which they were made) not misleading, (c) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto or (d) any registration or qualification of securities under Blue Sky laws; provided, however, that the Company shall not be liable to any particular indemnified party to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or other disclosure document in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder. The Company shall also indemnify
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underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.
6.2 Indemnification by the Selling Holder of Registrable Securities. Each selling Holder of Registrable Securities agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) from and against any Losses resulting from (a) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or contained in any free writing prospectus utilized in connection therewith or (b) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, free writing prospectus related thereto in light of the circumstances under which they were made) not misleading, in each case, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling holder to the Company specifically for inclusion in such Registration Statement, concerns such selling Holder or its ownership of the securities of the Company and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.
6.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (b) permit such indemnifying party to assume the defense of such claim, jointly with any other indemnifying party, with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement unless such judgment or settlement (A) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation, (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (C) does not require any action (or consent or other restriction on action) other than the payment of money by the indemnifying party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that
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the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.
6.4 Contribution. If for any reason the indemnification provided for in Sections 6.1 and 6.2 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss (a) in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party or parties, on the other hand, in connection with the acts, statements or omissions that resulted in such losses or (b) if the allocation provided by clause (a) above is not permitted by applicable law, then such proportion as is appropriate to reflect not only the relative fault referred to in clause (a) above but also the relative benefit of the indemnifying party on the one hand and of the indemnified party or parties on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits of such parties shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses). In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 6.1 and 6.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.4, in connection with any Registration Statement filed by the Company, a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation. If indemnification is available under this Article VI, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 6.1 and 6.2 hereof without regard to the provisions of this Section 6.4. The remedies provided for in this Article VI are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
6.5 Third Party Beneficiaries. The Company and the Holders agree that the other parties indemnified pursuant to this Article VI are express and intended third party beneficiaries of this Article VI.
Article VII.
ADDITIONAL REGISTRATION MATTERS
7.1 Reporting Obligations. The Company covenants that, at its own expense, it will use reasonable best efforts to file timely the reports required to be filed by it under the Exchange Act. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof  (and such Holder shall be entitled to rely upon the accuracy of such written statement).
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7.2 Waiver of Registration Rights. Notwithstanding anything to the contrary in this Agreement, the Onex Shareholders and the Baring Shareholders, acting together, may waive compliance by the Company with any provision of this Agreement with respect to the Management Shareholders, including waiving any obligation to include Registrable Securities held by the Management Shareholders in connection with any offering or Registration.
7.3 Holdback Agreement. If the Company at any time shall register Registrable Securities (including any registration pursuant to the terms hereof) for sale to the public, the Holders (and, in the case of a registration of Registrable Securities pursuant to Section 2.1.1, the Company) hereby agree, at the request of the Company or any Investor Shareholder or the Sponsor Representative, as applicable, requesting registration of Registrable Securities pursuant to Section 2.1, (a) not to sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Company Shares or other equity securities of the Company, or securities convertible into, exercisable or exchangeable for or that represent the right to receive equity securities of the Company (including any warrants to purchase Company Shares), without the prior written consent of the managing underwriters of such Public Offering, for a period designated by such managing underwriter or, in the case of a registration of Registrable Securities pursuant to Section 2.1, any Investor Shareholder or the Sponsor Representative, as applicable, requesting such registration, which period shall not last more than 90 days after the effective date of the Registration Statement pursuant to which any Public Offering shall be made, and (b) to enter into agreements regarding the matters set forth in the foregoing clause (a) with such managing underwriters, if any, in connection with any such Public Offering. The Company shall obtain the agreement of any Person permitted to sell shares or any securities convertible into or exchangeable or exercisable for shares in a registration to be bound by and to comply with this Section 7.3 as if such Person was a Holder hereunder.
Article VIII.
MISCELLANEOUS
8.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed as follows:
If to the Company, to:
c/o Clarivate Analytics
Friars House
160 Blackfriars Road
London SE1 8EZ United Kingdom
Attention: Stephen Hartman
E-mail: stephen.hartman@lw.com
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
555 Eleventh Street, N.W.
Washington, DC 20004
Attention: Paul Sheridan and Shaun Hartley
E-mail: paul.sheridan@lw.com and shaun.hartley@lw.com

If to any Holder, at such Holder’s address as set forth in the Company’s books and records.
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Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 8.1.
8.2 Assignment; No Third Party Beneficiaries.
8.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.
8.2.2 No Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the provisions of this Agreement.
8.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders.
8.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 6.5 hereof.
8.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 8.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 8.2 shall be null and void.
8.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.
8.4 Choice of Law; Remedies; Submission to Jurisdiction; Waiver of Jury Trial. To the greatest extent permitted by Jersey law, this Agreement and any suit, action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of such state or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.
EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IN THE EVENT OF ANY BREACH OF THIS AGREEMENT, THE NON-BREACHING PARTY WOULD BE IRREPARABLY HARMED AND COULD NOT BE MADE WHOLE BY MONETARY DAMAGES, AND THAT, IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED AT LAW OR IN EQUITY, THE PARTIES SHALL BE ENTITLED TO SUCH EQUITABLE OR INJUNCTIVE RELIEF AS MAY BE APPROPRIATE. THE CHOICE OF FORUM SET FORTH IN THIS SECTION BELOW SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OF A COURT DESCRIBED IN CLAUSE (A) OF THIS SECTION BELOW, OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SUCH A JUDGMENT, IN ANY OTHER APPROPRIATE JURISDICTION.
IN THE EVENT ANY PARTY TO THIS AGREEMENT COMMENCES ANY LITIGATION, PROCEEDING OR OTHER LEGAL ACTION IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN, THE PARTIES TO THIS AGREEMENT HEREBY (A) AGREE UNDER ALL CIRCUMSTANCES ABSOLUTELY AND IRREVOCABLY TO INSTITUTE ANY SUCH LITIGATION, PROCEEDING OR OTHER LEGAL ACTION IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE LOCATED IN WILMINGTON, DELAWARE, OR, IF UNDER APPLICABLE LAW EXCLUSIVE JURISDICTION IS VESTED IN THE U.S. FEDERAL COURTS, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE (AND APPELLATE COURTS THEREOF); (B) AGREE THAT IN THE EVENT OF ANY SUCH LITIGATION, PROCEEDING OR ACTION,
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SUCH PARTIES WILL CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY SUCH COURT DESCRIBED IN CLAUSE (A) OF THIS SECTION AND TO SERVICE OF PROCESS UPON THEM IN ACCORDANCE WITH THE RULES AND STATUTES GOVERNING SERVICE OF PROCESS (IT BEING UNDERSTOOD THAT NOTHING IN THIS SECTION SHALL BE DEEMED TO PREVENT ANY PARTY FROM SEEKING TO REMOVE ANY ACTION TO THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE); (C) AGREE TO WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH LITIGATION, PROCEEDING OR ACTION IN ANY SUCH COURT OR THAT ANY SUCH LITIGATION, PROCEEDING OR ACTION WAS BROUGHT IN ANY INCONVENIENT FORUM; (D) AGREE, AFTER CONSULTATION WITH COUNSEL, TO WAIVE ANY RIGHTS TO A JURY TRIAL TO RESOLVE ANY DISPUTES OR CLAIMS RELATING TO THIS AGREEMENT; (E) AGREE TO SERVICE OF PROCESS IN ANY SUCH LITIGATION, PROCEEDING OR ACTION BY MAILING OF COPIES THEREOF TO SUCH PARTY AT ITS ADDRESS SET FORTH HEREIN FOR COMMUNICATIONS TO SUCH PARTY; (F) AGREE THAT ANY SERVICE MADE AS PROVIDED HEREIN SHALL BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (G) AGREE THAT NOTHING HEREIN SHALL AFFECT THE RIGHTS OF ANY PARTY TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
8.5 Amendments and Modifications. This Agreement may be amended only by a written instrument duly executed by the Company and the Investor Shareholders (but only for so long as any Investor Shareholder holds any Company Shares); provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected; provided, further, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects any Sponsor Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, shall require the consent of the Sponsor Representative. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
8.6 Other Registration Rights. The Company is not currently a party to, and the Company shall not hereafter enter into, any agreement with respect to its securities that is inconsistent with, or more favorable to a third party than, the rights granted to the Holders by this Agreement.
8.7 Term. This Agreement shall terminate upon the first date as of which (a) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the SEC)) or (b) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of this Article VIII (other than Section 8.6) and Article VI shall survive any termination.
[Signature pages follow]
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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
COMPANY:
CLARIVATE ANALYTICS PLC
a Jersey public limited company
By:

Name:
Title:
ACQUIROR:
CHURCHILL CAPITAL CORP,
a Delaware corporation
By:

Name:
Title:
HOLDERS:
CHURCHILL SPONSOR LLC
By:

Name:
Title:
GARDEN STATE CAPITAL PARTNERS LLC
By:

Name:
Title:
M. KLEIN ASSOCIATES, INC.
By:

Name:
Title:
[Signature Page to Registration Rights Agreement]
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THE IYER FAMILY TRUST DATED 1/25/2001
By:

Name:
Title:
MILLS FAMILY I, LLC
By:

Name:
Title:
K&BM LP
By: [  ], its general partner
By:

Name:
Title:
JMJS GROUP – II, LP
By: [  ], its general partner
By:

Name:
Title:

Name: Martin Broughton

Name: Balakrishnan S. Iyer

Name: Karen G. Mills

Name: Sheryl von Blucher

Name: Jerre Stead

Name: Michael S. Klein
[Signature Page to Registration Rights Agreement]
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ONEX ADVISOR SUBCO LLC
By:

Name:
Title:
ONEX PARTNERS HOLDINGS LIMITED
S.À R.L.
By:

Name:
Title:
ONEX PARTNERS IV LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general      partner
By:

Name:
Title:
ONEX PARTNERS IV PV LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners IV GP LLC, its general partner
By:

Name:
Title:
ONEX PARTNERS IV SELECT LP
By: Onex Partners IV GP LLC, its general partner
By:

Name:
Title:
ONEX PARTNERS IV GP LP
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general      partner
By:

Name:
Title:
[Signature Page to Registration Rights Agreement]
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ONEX US PRINCIPALS LP
By: Onex US Principals GP LLC
By:

Name:
Title:
ONEX CAMELOT CO-INVEST LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general      partner
By:

Name:
Title:
ELGIN INVESTMENT HOLDINGS LIMITED
By:

Name:
Title:

[Management Shareholders]
[Signature Page to Registration Rights Agreement]
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Exhibit B
Final
DIRECTOR NOMINATION AGREEMENT
This Director Nomination Agreement (this “Agreement”) is made on [•], 2019 (the “Effective Time”), by and between Clarivate Analytics Plc, a public limited company organized under the laws of the Island of Jersey (the “Company”), and Jerre Stead (together with his permitted successor hereunder, the “Designated Shareholder”, and when this Agreement refers to Mr. Stead not in his capacity as the Designated Shareholder, “Stead”). Unless otherwise specified herein, all of the capitalized terms used herein are defined in Section 3 hereof.
WHEREAS, the Company has agreed to permit the Designated Shareholder, who, together with Michael Klein and Sheryl von Blucher, Beneficially Owns [·] issued and outstanding ordinary shares of the Company (the “Ordinary Shares”) as of the Effective Time issued to such Persons in respect of Founder Shares (as defined in the Sponsor Agreement) (such number of Ordinary Shares Beneficially Owned as of the Effective Time, as set forth on Annex A attached hereto, the “Initial Shares”), at the Effective Time to designate up to four (4) persons for nomination for election to the board of directors of the Company (the “Board”) and to provide certain ongoing rights with respect to the nomination of directors on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1. Board of Directors.
(a) Subject to the terms and conditions of this Agreement, from and after the Effective Time and until a Termination Event shall have occurred, the Designated Shareholder shall have the right to designate up to four (4) persons to be appointed or nominated, as the case may be, for election to the Board (including any successor, each, a “Nominee”) by giving written notice to the Company not later than ten (10) days after receiving notice of the date of the applicable meeting of shareholders provided to the Designated Shareholder; provided, however, the initial Nominees shall be appointed as set forth in Section 1(b); provided, further, that if such Nominee is not one of the initial Nominees as set forth in Section 1(b), then such Nominee must be reasonably acceptable to a majority of the Directors who are not Shareholder Directors. The initial Nominees shall be Stead, Michael Klein, Bala Iyer and Sheryl von Blucher.
(b) The Company shall take all necessary and desirable actions within its control such that, as of the Effective Time: (i) the size of the Board shall be set at fourteen (14) members; and (ii) the following persons, including the four Shareholder Directors, shall form the composition of the Board: (x) Stead, Nicholas Macksey, Anthony Munk, Kosty Gilis and Karen Mills, each of whom shall be appointed as Class III Directors with Board terms ending at the 2022 Annual Meeting of Shareholders; (y) [Baring Director], Paul Edwards, Michael Klein and Jay Nadler, each of whom shall be appointed as Class II Directors with Board terms ending at the 2021 Annual Meeting of Shareholders; and (z) [Onex Independent Director], [Onex Independent Director], Bala Iyer, Martin Broughton and Sheryl von Blucher, each of whom shall be appointed as Class I Directors with Board terms ending at the 2020 Annual Meeting of Shareholders.
(c) Subject to the terms and conditions of this Agreement, from and after the Effective Time and until a Termination Event shall have occurred, the Company shall, as promptly as practicable, take all necessary and desirable actions within its control (including, without limitation, calling special meetings of the Board and the shareholders of the Company and recommending, supporting and soliciting proxies), so that:
(i) for so long as the Shareholder Group Beneficially Owns, in the aggregate, a number of Ordinary Shares equal to or greater than eighty percent (80%) of the total number of Initial Shares, the Designated Shareholder shall have the right to nominate, in the aggregate, a number of Nominees equal to four (4) less the number of Shareholder Directors who are not up for election;
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(ii) for so long as the Shareholder Group Beneficially Owns, in the aggregate, a number of Ordinary Shares less than eighty percent (80%) and equal to or greater than sixty percent (60%) of the total number of Initial Shares, the Designated Shareholder shall have the right to nominate, in the aggregate, a number of Nominees equal to three (3) less the number of Shareholder Directors who are not up for election;
(iii) for so long as the Shareholder Group Beneficially Owns, in the aggregate, a number of Ordinary Shares less than sixty percent (60%) and equal to or greater than forty percent (40%) of the total number of Initial Shares, the Designated Shareholder shall have the right to nominate, in the aggregate, a number of Nominees equal to two (2) less the number of Shareholder Directors who are not up for election; and
(iv) for so long as the Shareholder Group Beneficially Owns, in the aggregate, a number of Ordinary Shares less than forty percent (40%) and equal to or greater than twenty percent (20%) of the total number of Initial Shares, the Designated Shareholder shall have the right to nominate, in the aggregate, a number of Nominees equal to one (1) less the number of Shareholder Directors who are not up for election.
(d) The Company shall take all actions necessary to ensure that: (i) the applicable Nominees are included in the Board’s slate of nominees to the shareholders of the Company for each election of Directors; and (ii) each applicable Nominee up for election is included in the proxy statement prepared by management of the Company in connection with soliciting proxies for every meeting of the shareholders of the Company called with respect to the election of members of the Board, and at every adjournment or postponement thereof, and on every action or approval by written resolution of the shareholders of the Company or the Board with respect to the election of members of the Board.
(e) If a vacancy occurs because of the death, disability, disqualification, resignation or removal of a Shareholder Director or for any other reason, the Designated Shareholder shall be entitled to designate such person’s successor, and the Company shall, within ten (10) days of such designation, take all necessary and desirable actions within its control such that such vacancy shall be filled with such successor Nominee, it being understood that any such successor designee shall serve the remainder of the term of the director whom such designee replaces); provided, that such successor Nominee must be reasonably acceptable to a majority of the Directors who are not Shareholder Directors. Notwithstanding anything to the contrary, the director position for such Shareholder Director shall not be filled pending such designation and appointment, unless the Designated Shareholder fails to designate such Nominee for more than fifteen (15) days, after which the Company may appoint a successor Director until the Designated Shareholder makes such designation.
(f) If a Nominee is not elected because of such Nominee’s death, disability, disqualification, withdrawal as a nominee or for any other reason, the Designated Shareholder shall be entitled to designate promptly another Nominee (provided, that such successor Nominee must be reasonably acceptable to a majority of the Directors who are not Shareholder Directors) and the Company shall take all necessary and desirable actions within its control such that the director position for which such Nominee was nominated shall not be filled pending such designation or the size of the Board shall be increased by one and such vacancy shall be filled with such successor Nominee within ten (10) days of such designation. Notwithstanding anything to the contrary, the director position for which such Nominee was nominated shall not be filled pending such designation and appointment, unless the Designated Shareholder fails to designate such Nominee for more than fifteen (15) days, after which the Company may appoint a successor nominee who may serve as a director if duly elected until the Designated Shareholder make such designation. The Designated Shareholder shall not be obligated to designate all (or any) of the directors he is entitled to designate pursuant to this Agreement but the failure to do so shall not constitute a waiver of their rights hereunder.
(g) The Company shall pay the reasonable, documented out-of-pocket expenses incurred by each Shareholder Director in connection with his or her services provided to or on behalf of the Company, including attending meetings (including committee meetings) or events attended on behalf of the Company at the Company’s request.
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(h) In accordance with the Company Organizational Documents, the Board may from time to time by resolution establish and maintain two or more committees of the Board, each committee to consist of one or more Directors. The Company shall notify the Designated Shareholder in writing of any new committee of the Board to be established at least five (5) days prior to the effective establishment of such committee. If requested by the Designated Shareholder, the Company shall take all necessary steps within its control to cause at least one Shareholder Director as requested by the Designated Shareholder to be appointed as a member of each such committee of the Board unless such designation would violate any legal restriction on such committee’s composition or the rules and regulations of any applicable exchange on which the Company’s securities may be listed (subject, in each case, to any applicable exceptions, including those for “controlled companies” and any applicable phase-in periods). This Section 1(h) shall automatically terminate and be of no further force and effect when the Designated Shareholder is no longer entitled to nominate three (3) or more Nominees.
(i) The Company shall (i) purchase directors’ and officers’ liability insurance in an amount determined by the Board to be reasonable and customary and (ii) for so long as any Director to the Board nominated pursuant to the terms of this Agreement serves as a Director of the Company, maintain such coverage with respect to such Directors; provided that upon removal or resignation of such Director for any reason, the Company shall take all actions reasonably necessary to extend such directors’ and officers’ liability insurance coverage for a period of not less than six (6) years from any such event in respect of any act or omission occurring at or prior to such event.
(j) For so long as any Shareholder Director serves as a Director of the Company, the Company shall not allow any amendment, alteration or repeal of any right to indemnification or exculpation covering or benefiting any Director nominated pursuant to this Agreement as and to the extent consistent with applicable law, including but not limited to Article 42 of the Company Organizational Documents (whether such right is contained in the Company Organizational Documents or another document) (except to the extent such amendment or alteration permits the Company to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).
(k) For so long as the number of Shareholder Directors is (i) three (3) or four (4), at least two (2) Shareholder Directors and/or Nominees (as the context requires) shall qualify as “independent” pursuant to listing standards of the New York Stock Exchange; and (ii) two (2), at least one (1) Shareholder Director and/or Nominee (as the context requires) shall qualify as “independent” pursuant to listing standards of the New York Stock Exchange. If the number of Shareholder Directors is one (1), then no Shareholder Director and/or Nominee (as the context requires) shall be required to qualify as “independent” pursuant to listing standards of the New York Stock Exchange.
(l) The parties understand and agree that Martin Broughton shall not be renominated as a Class I Director at the Company’s 2020 Annual Meeting of Shareholders and, upon such Annual Meeting, the size of the Board shall be reduced to thirteen (13) members, at which size the Board shall remain; provided, that the size of the Board may be increased if determined to be necessary by a majority of the Directors who are not Shareholder Directors to satisfy requirements for “independence” of a majority of the Directors (including a sufficient number of Directors who are qualified to serve on the audit committee of the Board) pursuant to listing standards of the New York Stock Exchange.
Section 2. Executive Chairman. On the Effective Date and until the third (3rd) anniversary of the Effective Date (or, if earlier, (x) the date of the occurrence of a Termination Event or, subject to the immediately following paragraph, a For Cause Event with respect to Stead, (y) the date on which Stead no longer Beneficially Owns 75% or more of the total of  (i) the Initial Shares Beneficially Owned by him at the Effective Time that are not subject to performance-based vesting pursuant to the Sponsor Agreement, plus (ii) the Ordinary Shares being issued to him (or JMJS Group — II, LP) in exchange for 1,000,000 shares of Class B common stock of Churchill Capital Corp. purchased by him (or JMJS Group — II, LP) prior to the Effective Time pursuant to the Sponsor Agreement (each such date described in clauses (x) and (y), a “Specified Date”), or (z) Stead’s death, disability, resignation or retirement), Stead shall serve as the Executive Chairman of the Board (the “Executive Chairman”). If, on the third (3rd) anniversary of the Effective Date, Stead continues to serve as the Executive Chairman, then the reference to “third (3rd) anniversary” in the immediately preceding sentence shall be automatically amended without any action
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by the parties to refer to the “sixth (6th) anniversary”, unless not earlier than 90 days nor later than 30 days prior to the third (3rd) anniversary of the Effective Date, the Board, acting by majority of the entire Board (other than Stead) at a meeting duly called, shall have reasonably determined that it is no longer in the best interests of the Company for Stead to serve as Executive Chairman, in which case, Stead shall resign as Executive Chairman effective as of the third (3rd) anniversary of the Effective Date. Upon the occurrence of a Termination Event or any event described in clause (y) of the first sentence of this paragraph, Stead shall resign as Executive Chairman effective as of the Specified Date.
For purposes of this Section 2, a For Cause Event shall not be effective until and unless (i) notice of such For Cause Event has been given by the Company to the Executive Chairman within thirty (30) days after the Board as a whole learns of the act, failure or event constituting such For Cause Event, which notice shall include the particular acts or circumstance which are the basis thereof, (ii) the Executive Chairman fails to cure such alleged act or circumstance (if capable of cure) within 30 days of receipt of notice thereof, to the satisfaction of the Board in the exercise of its reasonable judgment (or, if within such 30-day period the Executive Chairman commences and proceeds to take all reasonable actions to effect such cure, within such reasonable additional time period (no longer than sixty (60) days) as may be necessary), (iii) the Board has voted (at a meeting of the Board duly called and held as to which removal of the Executive Chairman is an agenda item) by a vote of a majority of the members of the Board (other than Stead) to remove the Executive Chairman as a result of such For Cause Event after the Executive Chairman has been afforded an opportunity to appear with counsel and present his positions at such meeting and to present his case thereat, and (iv) the Company has given notice of such removal to Executive Chairman within five days after such meeting.
For the avoidance of doubt, a determination hereunder to remove Mr. Stead as Executive Chairman shall not necessarily mean he shall be removed as a Director pursuant to the Company Organizational Documents.
Section 3. Definitions.
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.
“Agreement” has the meaning set forth in the preamble.
“Assignment Event” has the meaning set forth in Section 4.
“Beneficially Own” has the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of 1934, as amended, and, where applicable, shall include securities held by Churchill Sponsor LLC for the benefit of a Person.
“Board” has the meaning set forth in the recitals.
“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which commercial banks in New York, New York or the Island of Jersey are authorized or required by applicable law to close.
“Company” has the meaning set forth in the preamble.
“Company Organizational Documents” means the Company’s Memorandum of Association and Articles of Association, as in effect at the Effective Time, as the same may be amended from time to time.
“Company Policies” means the rules and policies of the Company and its subsidiaries as adopted by the Company and its subsidiaries from time to time, in each case, as amended from time to time, as set forth in writing, and as delivered or made available to the Board.
“Designated Shareholder” has the meaning set forth in the preamble. Only Stead or Michael Klein can serve as the Designated Shareholder.
“Director” means a member of the Board until such individual’s death, disability, disqualification, resignation or removal.
“Effective Time” has the meaning set forth in the preamble.
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“Executive Chairman” has the meaning set forth in Section 2.
“For Cause Event” means, with respect to the Executive Chairman, in his capacity as such, the occurrence of any of the following events: (i) such Person’s failure to comply with, in any material respect, any of the Company Policies; (ii) the Board’s determination that such Person failed in any material respect to carry out or comply with any lawful and reasonable directive of the Board; (iii) such Person’s breach of a material provision of  (x) this Agreement (in his capacity as the Designated Shareholder), (y) the Sponsor Agreement or (z) the Registration Rights Agreement (as such term is defined in the Merger Agreement, as defined in the Sponsor Agreement); (iv) such Person’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (v) such Person’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s (or any of its Affiliate’s) premises or while performing such Person’s duties and responsibilities under this Agreement; or (vi) such Person’s commission of an act of fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary duty against the Company or any of its Affiliates.
“Initial Shares” has the meaning set forth in the recitals.
“Nominee” has the meaning set forth in Section 1(a).
“Ordinary Shares” has the meaning set forth in the recitals.
“Permitted Transferee” means any permitted transferee as provided in paragraph 7(c) of the Sponsor Agreement.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
“Shareholder Director” means an individual elected to the Board that has been nominated or appointed by the Designated Shareholder pursuant to this Agreement. For the avoidance of doubt, each of Stead, Michael Klein, Sheryl von Blucher and Bala Iyer shall be deemed to have been nominated or appointed, as applicable, by the Designated Shareholder pursuant to this Agreement as of the Effective Time.
“Shareholder Group” means, collectively, Stead, Michael Klein, Sheryl von Blucher, and each of their respective Permitted Transferees which Beneficially Own Ordinary Shares from time to time.
“Sponsor Agreement” means the Sponsor Agreement, dated as of January 14, 2019, by and among the Company, the Designated Shareholder, the other current members of the Shareholder Group and the other parties thereto, as amended, restated or modified from time to time.
“Termination Event” has the meaning set forth in Section 17.
Section 4. Assignment; Benefit of Parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, legal representatives and assignees for the uses and purposes set forth and referred to herein. Notwithstanding the foregoing, neither the Company, on the one hand, nor the Designated Shareholder, on the other hand, may assign any of its rights or obligations hereunder without the prior written consent of the other party; provided, that, upon the death or disability of the Designated Shareholder, the disqualification, resignation or removal of the Designated Shareholder as a Director or the date on which the Designated Shareholder no longer Beneficially Owns any Ordinary Shares, or when the then-Current Designated Shareholder so determines (each, an “Assignment Event”), the Designated Shareholder hereby agrees that this Agreement shall be automatically assigned, without any action by any Person, from the then-current Designated Shareholder to Michael Klein (provided that he is a Shareholder Director and Beneficially Owns Ordinary Shares as of the time of such assignment), and the then-current Designated Shareholder shall automatically cease to have any rights hereunder; provided, further, that, if  (i) Michael Klein does not execute and deliver a joinder to this Agreement in form and substance reasonably acceptable to the Company within ten (10) days of such assignment or (ii) Michael Klein is not a Shareholder Director or does not Beneficially Own Ordinary Shares as of the time of such assignment, then such assignment shall be of no further force and effect and this Agreement shall instead terminate in accordance with the provisions of Section 17(b). Notwithstanding
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the foregoing, such termination shall not affect or diminish the then-remaining term and other conditions of Board service of each other Shareholder Director who is then in office (with an understanding that Ms. von Blucher shall be nominated again at the end of each of her successive terms if at each such time the Shareholder Group Beneficially Owns, in the aggregate, a sufficient number of Ordinary Shares that would have entitled the Designated Shareholder to nominate at that time a number of Nominees equal to the Shareholder Directors then in office plus her). Nothing herein contained shall confer or is intended to confer on any third party or entity that is not a party to this Agreement any rights under this Agreement.
Section 5. Remedies. The Company and the Designated Shareholder shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages may not be an adequate remedy for any such breach and that, in addition to other rights and remedies hereunder, the Company and the Designated Shareholder shall be entitled to specific performance and/or injunctive or other equitable relief  (without posting a bond or other security) from any court of law or equity of competent jurisdiction in order to enforce or prevent any violation of the provisions of this Agreement.
Section 6. Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service) or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:
(a)
If to the Company:

c/o Clarivate Analytics
Friars House
160 Blackfriars Road
London SE1 8EZ United Kingdom
Attention: Stephen Hartman
E-mail: stephen.hartman@clarivate.com
with a copy to (which shall not constitute notice):
Latham & Watkins LLP
555 Eleventh Street, N.W.
Washington, DC 20004
Attention: Paul Sheridan and Shaun Hartley
E-mail: paul.sheridan@lw.com and shaun.hartley@lw.com
(b)
If to the Designated Shareholder:

Jerre Stead
c/o Churchill Sponsor LLC
640 Fifth Avenue, 12th Floor
New York, New York 10019
E-mail: jerrelstead@aol.com
with a copy to (which shall not constitute notice):
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174
Attention: Robert J. Mittman
E-mail: rmittman@blankrome.com
Section 7. Adjustments. If, and as often as, there are any changes in the Ordinary Shares by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the
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provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Ordinary Shares as so changed.
Section 8. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.
Section 9. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person or entity other than the parties hereto and their respective permitted successors and assigns any remedy or claim under or by reason of this Agreement or any terms, covenants or conditions hereof, and all of the terms, covenants, conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns.
Section 10. Further Assurances. Each of the parties hereby agrees that it will hereafter execute and deliver any further document, agreement or instruments of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof.
Section 11. Counterparts. This Agreement may be executed in one or more counterparts, and may be delivered by means of facsimile or electronic transmission in portable document format, each of which shall be deemed to be an original and shall be binding upon the party who executed the same, but all of such counterparts shall constitute the same agreement.
Section 12. Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may only be brought in federal and state courts located in the State of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this paragraph. The prevailing party in any such Action (as determined by a court of competent jurisdiction) shall be entitled to be reimbursed by the non-prevailing party for its reasonable expenses, including reasonable attorneys’ fees, incurred with respect to such Action.
Section 13. Mutual Waiver of Jury Trial. The parties hereto hereby irrevocably waive any and all rights to trial by jury in any legal proceeding arising out of or related to this Agreement. Any action or proceeding whatsoever between the parties hereto relating to this Agreement shall be tried in a court of competent jurisdiction by a judge sitting without a jury.
Section 14. Complete Agreement; Inconsistent Agreements. This Agreement represents the complete agreement between the parties hereto as to all matters covered hereby and supersedes any prior agreements or understandings between the parties.
Section 15. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 16. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Designated Shareholder unless such modification is approved in writing by the Company and the
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Designated Shareholder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
Section 17. Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall expire and terminate automatically upon the earlier to occur of  (a) such time as the Shareholder Group Beneficially Owns, in the aggregate, a number of Ordinary Shares less than twenty percent (20%) of the total number of Initial Shares and (b) 5:00 PM eastern time on the tenth (10th) day following an Assignment Event if  (i) a joinder to this Agreement is not executed and delivered to the Company in accordance with Section 4 or (ii) Michael Klein is not a Shareholder Director or does not Beneficially Own Ordinary Shares as of the time of such Assignment Event (each, a “Termination Event”); provided, however, that Sections 1(g), 1(i), 1(j), 5, 6, 8, 9 and 11 through 18 shall survive the termination of this Agreement.
Section 18. Enforcement. The parties acknowledge and agree that, if a party is not performing its obligations hereunder or is otherwise in breach of this Agreement, in addition to and without limiting the rights of the other party hereunder, a majority of the Directors who are “independent” pursuant to the listing standard of the New York Stock Exchange shall have the right to seek enforcement of this Agreement and the obligations of the parties hereunder.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a deed on the day and year first above written.
Company:

CLARIVATE ANALYTICS PLC
By:

Name:
Title:
[Signature Page to Nominating Agreement]
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Designated Shareholder:

Jerre Stead
[Signature Page to Nominating Agreement]
A-B-10

Annex A
[To come]
A-B-11

Exhibit C
Final
Securities transfer form for a Jersey entity
Consideration:
The issue of such number of no par value ordinary shares in Clarivate Analytics Plc as determined in accordance with a merger agreement dated 13 January 2019 between, amongst others, Clarivate Analytics Plc, Camelot Holdings (Jersey) Limited and Churchill Capital Corp
Full name of Jersey entity:
Camelot Holdings (Jersey) Limited
Full description of security:
Ordinary shares
Number or amount of shares, stock, units or other security and their number and denomination, if any (in words and figures):
[Number] ([words])
Full name(s) and full address(es) of transferor(s):
Account name (if any):
I/We transfer the above securities out of our name/s to the transferee(s) named below and I/we request that such entries be made in the register as are necessary to give effect to this transfer.
Signed [for and on behalf]

Signature [of authorised signatory]

[Print name]

[Title]
Date:
Full name(s) and full address(es) of transferee(s):
Clarivate Analytics Plc
4th Floor
St Paul’s Gate
22-24 New Street
St Helier
Jersey JE1 4TR
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Exhibit D
Final
CERTIFICATE OF MERGER

of

CCC MERGER SUB, INC.
(a Delaware corporation)

with and into

CHURCHILL CAPITAL CORP
(a Delaware corporation)
Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law (the “DGCL”), the undersigned officer, on behalf of Churchill Capital Corp, a Delaware corporation (the “Surviving Corporation”), hereby certifies as follows:
FIRST: The names and states of incorporation of the constituent corporations to the merger are as follows:
(a) Churchill Capital Corp, a corporation organized under the laws of the State of Delaware; and
(b) CCC Merger Sub, Inc., a corporation organized under the laws of the State of Delaware (“Merger Sub”).
SECOND: The Agreement and Plan of Merger (the “Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Surviving Corporation and Merger Sub in accordance with Section 251 of the DGCL.
THIRD: This Certificate of Merger and the merger contemplated herein shall become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware (the “Effective Time”).
FOURTH: Upon the Effective Time, the Certificate of Incorporation of the Surviving Corporation as in effect immediately prior to the Effective Time shall be amended and restated in its entirety as set forth in Exhibit A attached hereto and, as so amended and restated, shall be the Second Amended and Restated Certificate of Incorporation of the Surviving Corporation at (and with effect from and after) the Effective Time until further amended pursuant to the DGCL.
FIFTH: The executed Agreement is on file at Friars House, 160 Blackfriars Road, London SE1 8EZ United Kingdom, the principal place of business of the Surviving Corporation.
SIXTH: A copy of the Agreement will be furnished by the Surviving Corporation on request and without cost, to any stockholder of the Surviving Corporation and Merger Sub.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the Surviving Corporation has caused this Certificate of Merger to be executed by its authorized officer on the    day of         , 2019.
CHURCHILL CAPITAL CORP
By:

Name:
Title:
[Signature Page to Certificate of Merger]
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EXHIBIT A
SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CHURCHILL CAPITAL CORP
(a Delaware corporation)
[To be attached.]
A-D-3

Exhibit-F
Final
Dated [           ] 2019
Companies (Jersey) Law 1991

Company Limited by Shares

AMENDED AND RESTATED Memorandum of
Association
of
Clarivate Analytics PLC

Companies (Jersey) Law 1991

Company Limited by Shares

Amended and Restated

Memorandum of Association

of

Clarivate Analytics PLC
1.
The name of the Company is Clarivate Analytics PLC.

2.
The Company is a public company limited by shares.

3.
The Company is a no par value company.

4.
The Company has unrestricted corporate capacity.

5.
The liability of each member arising from his or her holding of a share is limited to the amount (if any) unpaid on it.

6.
There is no limit on the number of shares of any class which the Company is authorised to issue.

We, the subscribers to this memorandum of association, wish to form a company in accordance with this memorandum; and we agree to take the number of shares in the capital of the Company shown below.
Dated the [         ] day of  [         ], 2019
Signed for and on behalf of Onex Partners IV LP of 190 Elgin Avenue,
George Town, KY1-9005, Cayman Islands
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner
Signature of authorised signatory	Signature of authorised signatory
Print name	Print name
Number of shares: 1
Signed for and on behalf of Onex Partners IV GP LP of 190 Elgin Avenue,
George Town, KY1-9005, Cayman Islands
By: Onex Partners IV GP Limited, its general partner
Signature of authorised signatory	Signature of authorised signatory
Print name	Print name
Number of shares: 1
Witness to above signatures	Signature
[Address]	Print name

Dated [           ], 2019
Companies (Jersey) Law 1991

Company Limited by Shares

AMENDED AND RESTATED
Articles of Association
of
Clarivate Analytics PLC

CONTENTS
1 Definitions, interpretation and exclusion of Standard Table	A-F-1
Definitions	A-F-1
Interpretation	A-F-4
Exclusion of Standard Table	A-F-5
2 Shares	A-F-5
Power to issue Shares and options, with or without special rights	A-F-5
Power to issue fractions of a Share	A-F-5
Capital contributions without issue of further Shares	A-F-5
Limit on the number of Joint Holders	A-F-5
Treasury Shares	A-F-5
3 Ordinary Shares	A-F-6
4 Preferred Shares	A-F-6
5 Register of Members and share certificates	A-F-7
Issue of share certificates	A-F-7
Renewal of lost or damaged share certificates	A-F-7
6 Reserved	A-F-8
7 Transfer of shares	A-F-8
Form of transfer	A-F-8
Power to refuse registration	A-F-8
Notice of refusal to register	A-F-8
Fee, if any, payable for registration	A-F-9
Company may retain instrument of transfer	A-F-9
Transfer to branch register	A-F-9
8 Redemption, Purchase and Surrender of Shares, Treasury Shares	A-F-9
Power to pay for redemption or purchase in cash or in specie	A-F-10
Effect of redemption or purchase of a Share	A-F-10
9 Variation of Rights Attaching to Shares	A-F-10
10 Commission on Sale of Shares	A-F-10
11 Non-Recognition of Trusts	A-F-11
12 Transmission of Shares	A-F-11
Persons entitled on death of a Member	A-F-11
Registration of transfer of a Share following death or bankruptcy	A-F-11
Indemnity	A-F-11
Rights of person entitled to a Share following death or bankruptcy	A-F-11
13 Alteration of capital	A-F-11
Increasing, consolidating, converting, dividing and cancelling share capital	A-F-11
Reducing share capital	A-F-12
Sale of fractions of Shares	A-F-12
14 Closing Register of Members or Fixing Record Date	A-F-12

15 General Meetings	A-F-13
Power to call meetings	A-F-13
Annual general meetings	A-F-13
Content of notice	A-F-13
Period of notice	A-F-14
Persons entitled to receive notice	A-F-14
Publication of notice on a website	A-F-14
Time a website notice is deemed to be given	A-F-14
Required duration of publication on a website	A-F-15
Accidental omission to give notice or non-receipt of notice	A-F-15
Notice of other business	A-F-15
16 Proceedings at meetings of Members	A-F-18
Quorum	A-F-18
Use of technology	A-F-19
Lack of quorum	A-F-19
Adjournment	A-F-19
Chairman	A-F-19
Right of a director or auditor’s representative to attend and speak	A-F-19
Method of voting	A-F-19
Taking of a poll	A-F-19
Chairman does not have casting vote	A-F-20
Written resolutions	A-F-20
17 Voting rights of members	A-F-20
Right to vote	A-F-20
Rights of Joint Holders	A-F-21
Member with mental disorder	A-F-21
Objections to admissibility of votes	A-F-21
Form of proxy	A-F-21
How and when proxy is to be delivered	A-F-22
Voting by proxy	A-F-22
18 Corporations Acting by Representatives at Meeting	A-F-22
19 Clearing Houses	A-F-23
20 Directors	A-F-23
21 Appointment, disqualification and removal of directors	A-F-23
First directors	A-F-23
No age limit	A-F-23
No corporate directors	A-F-23
Appointment of directors	A-F-24
Removal of directors	A-F-24
Filling of vacancies	A-F-24
Resignation of directors	A-F-25
Corporate governance policies	A-F-25

No shareholding qualification	A-F-25
22 Reserved	A-F-25
23 Directors’ Fees and Expenses	A-F-25
24 Powers and duties of directors	A-F-25
25 Delegation of powers	A-F-26
Power to delegate any of the directors’ powers to a committee	A-F-26
Power to appoint an agent of the Company	A-F-26
Power to appoint an attorney or authorised signatory of the Company	A-F-26
Management	A-F-27
26 Disqualification of Directors	A-F-27
27 Meetings of directors	A-F-28
Regulation of directors’ meetings	A-F-28
Calling meetings	A-F-28
Use of technology	A-F-28
Quorum	A-F-28
Voting	A-F-28
Validity	A-F-29
28 Permissible directors’ interests and disclosure	A-F-29
29 Minutes	A-F-31
Written resolutions	A-F-31
30 [Reserved]	A-F-31
31 Record Dates	A-F-31
32 Dividends	A-F-32
Payment of dividends by directors	A-F-32
Apportionment of dividends	A-F-32
Right of set off	A-F-32
Power to pay other than in cash	A-F-32
How payments may be made	A-F-32
Dividends or other monies not to bear interest in absence of special rights	A-F-33
Unclaimed Dividends	A-F-33
33 Accounts and audits	A-F-33
Accounting and other records	A-F-33
No automatic right of inspection	A-F-33
Sending of accounts and reports	A-F-33
Time of receipt if documents are published on a website	A-F-34
Validity despite accidental error in publication on website	A-F-34
When accounts are to be audited	A-F-34
34 Audit	A-F-34
35 Seal	A-F-34
Company seal	A-F-34
Official seal	A-F-35

When and how seal is to be used	A-F-35
If no seal is adopted or used	A-F-35
Power to allow non-manual signatures and facsimile printing of seal	A-F-35
Validity of execution	A-F-35
36 Officers	A-F-35
37 Register of Directors and Officers	A-F-36
38 Capitalisation of profits	A-F-36
Capitalisation of profits or of any stated capital account or capital redemption reserve	A-F-36
39 Notices	A-F-36
Form of notices	A-F-36
Signatures	A-F-37
Evidence of transmission	A-F-37
Delivery of notices	A-F-37
Giving notice to a deceased or bankrupt Member	A-F-37
Saving provisions	A-F-38
40 Authentication of Electronic Records	A-F-38
Application of Articles	A-F-38
Authentication of documents sent by Members by Electronic means	A-F-38
Authentication of document sent by the Secretary or Officers by Electronic means	A-F-38
Manner of signing	A-F-39
Saving provision	A-F-39
41 Information	A-F-39
42 Indemnity	A-F-39
Indemnity	A-F-39
43 Financial Year	A-F-40
44 Winding up	A-F-40
Distribution of assets in specie	A-F-40

Companies (Jersey) Law 1991

Company Limited by Shares

Amended and Restated

Articles of Association

of

Clarivate Analytics PLC
1
Definitions, interpretation and exclusion of Standard Table

Definitions
1.1
In these Articles, unless otherwise defined, the defined terms shall have the meanings assigned to them as follows:

Affiliate means:
(a)
in the case of a natural person, such person’s parents, parents-in-law, spouse, children or grandchildren, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by such person or any of the foregoing, and

(b)
in the case of a corporation, partnership or other entity or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

The term control shall mean the ownership, directly or indirectly, of shares possessing more than fifty per cent (50%) of the voting power of the corporation, or the partnership or other entity (other than, in the case of a corporation, shares having such power only by reason of the happening of a contingency), or having the power to control the management or elect a majority of members to the board of directors or equivalent decision-making body of such corporation, partnership or other entity; provided that the Company and its subsidiaries shall not be considered Affiliates of the Onex Shareholders, the Baring Shareholders or the Designated Shareholder.
Articles means, as appropriate:
(a)
these Articles of Association as amended from time to time; or

(b)
two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles;
Baring Shareholder Designee means an individual elected to the board of Directors that has been nominated by the Baring Shareholders pursuant to the Shareholders Agreement;
Baring Shareholders means the Baring Shareholders, as such term is defined in the Shareholders Agreement;
Business Day means a day, excluding Saturdays or Sundays, on which banks in New York, New York, United States of America and the Island are open for general banking business throughout their normal business hours;
Commission means the Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act;
Company means the above-named company;
Company’s Website means the website of the Company, the address or domain name of which has been notified to Members;
A-F-1

Controlled Company has the meaning given to it in the rules of the Designated Stock Exchange;
Default Rate means 3% (three per cent) per annum over the base rate of the Bank of England from time to time;
Designated Shareholder means the Designated Shareholder, as such term is defined in the Director Nomination Agreement;
Designated Shareholder Designee means an individual elected to the board of Directors that has been nominated by the Designated Shareholder pursuant to the relevant Director Nomination Agreement;
Designated Stock Exchange means the New York Stock Exchange or any other stock exchange or automated quotation system on which the Company’s securities are then traded;
Director Nomination Agreement means the director nomination agreement to be entered into by and between the Company and the Designated Shareholder, as amended from time to time;
Directors means the directors of the Company for the time being, or as the case may be, the Directors assembled as a board or as a committee thereof;
Dividend means any dividend (whether interim or final) resolved to be paid on Shares pursuant to these Articles;
Electronic has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
electronic communication means electronic transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by not less than a majority vote of the Directors;
Electronic Record has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
Electronic Signature has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
Exchange Act means the United States Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;
Exemption Order means the Companies (Transfers of Shares – Exemptions) (Jersey) Order 2014;
Fully Paid and Paid Up means that the agreed issue price for a Share has been fully paid or credited as paid in money or money’s worth;
Island means Jersey, Channel Islands;
Joint Holders means two or more persons registered as the holders of a Share or Shares or who are jointly entitled to a Share or Shares by reason of the death or bankruptcy of the registered holder.
Law means the Companies (Jersey) Law 1991;
Market Price means for any given day, the price quoted in respect of the Ordinary Shares on the Designated Stock Exchange of the close of trading on such day, or if such day is not a date on which the Designated Stock Exchange is open, then the close of trading on the previous trading day;
Member means any person or persons entered on the register of members from time to time as the holder of a Share;
A-F-2

Memorandum means the Memorandum of Association of the Company as amended from time to time;
month means a calendar month;
Nominating Member means (i) the Member providing the notice of the nomination proposed to be made at a general meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at any general meeting is made, and (iii) any affiliate or associate of such stockholder or beneficial owner;
Officer means a person appointed to hold an office in the Company; and the expression includes a director or liquidator, but does not include the Secretary;
Onex Shareholder Designee means an individual elected to the board of Directors that has been nominated by the Onex Shareholders pursuant to the Shareholders Agreement;
Onex Shareholders means the Onex Shareholders, as such term is defined in the Shareholders Agreement;
Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote. The expression also includes a written resolution signed by or on behalf of a simple majority of the Members who, at the date when the resolution is deemed to be passed, would be entitled to vote on the resolution if it were proposed at a meeting;
Ordinary Shares means an Ordinary Share in the capital of the Company of no par value designated as Ordinary Shares, and having the rights provided for in these Articles;
PDF means Portable Document Format;
Preferred Shares means shares in the capital of the Company of no par value designated as Preferred Shares, and having the rights provided for in these Articles;
Register of Members means the register maintained by the Company in accordance with Article 41 of the Law or any modification or re-enactment thereof for the time being in force;
Registered Office means the registered office for the time being of the Company;
Regulations means the Companies (Uncertificated Securities) (Jersey) Order 1999 including any modification or re-enactment of them for the time being in force;
Seal means the common seal of the Company including any facsimile thereof;
Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;
Securities Act means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;
Share means a share in the share capital of the Company, and the expression:
(a)
includes stock (except where a distinction between shares and stock is expressed or implied); and

(c)
where the context permits, also includes a fraction of a share;

Shareholder Group has the meaning given in the Director Nomination Agreement.
Shareholders Agreement means the Amended and Restated Shareholders Agreement to be entered into by and among the Company, the Onex Shareholders, the Baring Shareholders and the other parties thereto, as amended from time to time;
A-F-3

signed means a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication;
Special Resolution has the meaning given to that term in the Law. The expression also includes a written resolution signed by or on behalf of the requisite majority of Members required for the passing of a Special Resolution who, at the date when the resolution is deemed to be passed, would be entitled to vote on the resolution if it were proposed at a meeting;
subsidiary has the meaning given to that term in Article 2 of the Law;
Treasury Share means a share held in the name of the Company as a treasury share in accordance with the Law; and
year means a calendar year.
Interpretation
1.2
In these Articles, save where the context requires otherwise:

(a)
words importing the singular number shall include the plural number and vice versa;

(b)
words importing the masculine gender only (i.e., he and his) shall include the feminine gender (i.e., her and hers) and shall include references to entities without gender (i.e., it and its);

(c)
a reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency;

(d)
may shall be construed as permissive and “shall” shall be construed as imperative;

(e)
a reference to a dollar or dollars (or $) is a reference to dollars of the United States of America;

(f)
references to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(g)
any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
written and in writing means all modes of representing or reproducing words in visible form, including in the form of an electronic record and any requirements as to delivery under these Articles include delivery in the form of an electronic record; where used in connection with a notice served by the Company on Members or other persons entitled to receive notices hereunder, such writing shall also include a record maintained in an electronic medium which is accessible in visible form so as to be useable for subsequent reference;

(i)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect;

(j)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share;

(k)
headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity;

(l)
where a word or phrase is given a defined meaning, another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning; and

A-F-4

(m)
all references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

Exclusion of Standard Table
1.3
The regulations contained in the Standard Table adopted pursuant to the Companies (Standard Table) (Jersey) Order 1992 and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

Shareholders Agreement and Director Nomination Agreement
1.4
Notwithstanding any provision of these Articles to the contrary, each of the Onex Shareholders, the Baring Shareholders and the Designated Shareholder shall have the respective rights set forth in the Shareholders Agreement or the Director Nomination Agreement, as applicable.

2
Shares

Power to issue Shares and options, with or without special rights
2.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting), the Directors may, in their absolute discretion and without approval of the holders of Ordinary Shares, allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise, any or all of which may be greater than the powers and rights associated with the Ordinary Shares, to such persons, at such times and on such other terms as they think proper, which shall be conclusively evidenced by their approval of the terms thereof, and may also (subject to the Law and these Articles) vary such rights.

2.2
The Company shall not issue Shares in bearer form and shall only issue Shares as fully paid.

Power to issue fractions of a Share
2.3
Subject to the Law, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities, limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Capital contributions without issue of further Shares
2.4
With the consent of a Member, the Directors may accept a voluntary contribution from that Member without issuing Shares in return. If the Directors agree to accept a voluntary contribution from a Member, the Directors shall resolve whether that contribution shall be treated as an addition to the stated capital account of the Company or to a general reserve of the Company (it being understood that the contribution is not provided by way of loan).

Limit on the number of Joint Holders
2.5
In respect of a Share, the Company shall not be required to enter the names of more than four Joint Holders in the register of members of the Company.

2.6
If two or more persons are registered as Joint Holders of a Share, then any one of those Joint Holders may give effectual receipts for moneys payable in respect of that Share.

Treasury Shares
2.7
From time to time, the Company may hold its own Shares as treasury shares and the Directors may sell, transfer or cancel any treasury shares in accordance with the Law. For the avoidance of doubt, the Company shall not be entitled to vote or receive any distributions in respect of any treasury shares held by it.

A-F-5

3
Ordinary Shares

3.1
The holders of the Ordinary Shares shall be:

(a)
entitled to dividends in accordance with the relevant provisions of these Articles;

(b)
entitled to and are subject to the provisions in relation to winding up of the Company provided for in these Articles; and

(c)
entitled to attend general meetings of the Company and shall be entitled to one vote for each Ordinary Share registered in the name of such holder in the Register of Members, both in accordance with the relevant provisions of these Articles.

3.2
All Ordinary Shares shall rank pari passu with each other in all respects.

4
Preferred Shares

4.1
Preferred Shares may be issued from time to time in one or more series, each of such series to have such voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed, or in any resolution or resolutions providing for the issue of such series adopted by the Directors as hereinafter provided.

4.2
Authority is hereby granted to the Directors, subject to the provisions of the Memorandum, these Articles and applicable law, to create one or more series of Preferred Shares and, with respect to each such series, to fix by resolution or resolutions, without any further vote or action by the Members of the Company providing for the issue of such series:

(a)
the number of Preferred Shares to constitute such series and the distinctive designation thereof;

(b)
the dividend rate on the Preferred Shares of such series, the dividend payment dates, the periods in respect of which dividends are payable (Dividend Periods), whether such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

(c)
whether the Preferred Shares of such series shall be convertible into, or exchangeable for, Shares of any other class or classes or any other series of the same or any other class or classes of Shares and the conversion price or prices or rate or rates, or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided in such resolution or resolutions;

(d)
the preferences, if any, and the amounts thereof, which the Preferred Shares of such series shall be entitled to receive upon the winding up of the Company;

(e)
the voting power, if any, of the Preferred Shares of such series;

(f)
transfer restrictions and rights of first refusal with respect to the Preferred Shares of such series; and

(g)
such other terms, conditions, special rights and provisions as may seem advisable to the Directors.

4.3
Notwithstanding the fixing of the number of Preferred Shares constituting a particular series upon the issuance thereof, the Directors at any time thereafter may authorise the issuance of additional Preferred Shares of the same series subject always to the Law and the Memorandum.

4.4
No dividend shall be declared and set apart for payment on any series of Preferred Shares in respect of any Dividend Period unless there shall likewise be or have been paid, or declared and set apart for payment, on all Preferred Shares of each other series entitled to cumulative

A-F-6

dividends at the time outstanding which rank senior or equally as to dividends with the series in question, dividends rateably in accordance with the sums which would be payable on the said Preferred Shares through the end of the last preceding Dividend Period if all dividends were declared and paid in full.
4.5
If, upon the winding up of the Company, the assets of the Company distributable among the holders of any one or more series of Preferred Shares which (a) are entitled to a preference over the holders of the Ordinary Shares upon such winding up and (b) rank equally in connection with any such distribution shall be insufficient to pay in full the preferential amount to which the holders of such Preferred Shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preferred Shares rateably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

5
Register of Members and share certificates

Issue of share certificates
5.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Law.

5.2
Subject to and to the extent permitted by the Law, the Company, or the Directors on behalf of the Company, may cause to be kept and maintained in any country, territory or place, a branch register of Members resident in such country, territory or place, and the Company may, or the Directors on behalf of the Company may, make and vary such regulations as it or they may think fit regarding the keeping of any such branch register.

5.3
Upon being entered in the register of members as the holder of a Share, a Member shall, subject to Article 5.8, be entitled:

(a)
without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)
upon payment of such reasonable sum as the Directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

5.4
Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the Directors determine.

5.5
The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one Joint Holder shall be a sufficient delivery to all of them.

5.6
All certificates for Shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Member’s registered address as appearing in the Register of Members. Every share certificate sent in accordance with these Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

Renewal of lost or damaged share certificates
5.7
If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)
evidence;

(b)
indemnity;

A-F-7

(c)
payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)
payment of a reasonable fee, if any, for issuing a replacement share certificate;

as the Directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.
Uncertificated shares
5.8
Subject to Article 5.9, at any time the Shares are listed on the Designated Stock Exchange (provided that the Designated Stock Exchange remains an “approved stock exchange” (as defined in the Exemption Order)), the Company shall not be required to (although may, in its absolute discretion choose to), provide a share certificate in accordance with Article 5.3.

5.9
Following a written request at any time from a Member to the Company requesting a share certificate in respect of Shares held by that Member, the Company shall, within 2 months of receipt by the Company of that written request, complete and have ready for delivery the certificate of such Shares in respect of which the request was made unless the conditions of allotment of the Shares otherwise provide.

6
Reserved

7
Transfer of shares

Form of transfer
7.1
Subject to these Articles (including Article 7.8), any agreement between a Member and the Company, and the rules or regulations of the Designated Stock Exchange or any relevant securities laws (including, but not limited to the Exchange Act), any Member may transfer all or any of his Shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors acting reasonably and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.

7.2
The instrument of transfer shall be executed by or on behalf of the transferor. Without prejudice to the last preceding Article, the Directors may also resolve, either generally or in any particular case, upon request by the transferor or transferee to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the Share until the name of the transferee in entered into the Register of Members in respect thereof.

Power to refuse registration
7.3
The Directors may decline to recognise any instrument of transfer unless:

(a)
the instrument of transfer is in respect of only one class of Share;

(b)
the instrument of transfer is lodged at the Registered Office or such other place as the Register of Members is kept in accordance with the Law accompanied by the relevant share certificate(s) (if any) or such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do); and

(c)
the instrument of transfer is duly and properly signed and endorsed or accompanied by the share certificates in respect of the relevant Shares or an indemnity.

Notice of refusal to register
7.4
If the Directors refuse to register a transfer of a Share, they must send notice of their refusal to the existing Member within two months after the date on which the transfer was lodged with the Company.

A-F-8

Fee, if any, payable for registration
7.5
If the Directors so decide, the Company may charge a reasonable fee for the registration of any instrument of transfer or other document relating to the title to a Share.

Company may retain instrument of transfer
7.6
The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the Directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

Transfer to branch register
7.7
The Directors in so far as permitted by any applicable law and rules of the Designated Stock Exchange may, in their absolute discretion, at any time and from time to time transfer any Share upon the Register of Members to any branch register or any Share on any branch register to the Register of Members or any other branch register. In the event of any such transfer, the Member requesting such transfer shall bear the cost of effecting such transfer unless the Directors otherwise determine.

Holding of Shares through Direct Registration System
7.8
At any time any of the Shares are listed on the Designated Stock Exchange (provided that the Designated Stock Exchange remains an approved stock exchange (as defined in the Exemption Order)), a transfer of such Shares is exempt from the provisions of Article 42(1) of the Law requiring an instrument of transfer to be delivered to the Company where the following conditions are met in respect of such transfer:

(a)
the transfer is made:

(i)
to or from an approved central securities depository (as defined in the Exemption Order), or

(ii)
by means of a computer system (as defined in the Exemption Order); and

(b)
the transfer is in accordance with the relevant laws (as defined in the Exemption Order) applicable to, and relevant rules and regulations of, the Designated Stock Exchange.

8
Redemption, Purchase and Surrender of Shares, Treasury Shares

8.1
Subject to the provisions, if any, in these Articles, the Memorandum, applicable law, including the Law, and the rules of the Designated Stock Exchange, the Company may:

(a)
issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as the Directors may, before the issue of such Shares, determine; and

(b)
purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member, provided that the manner of purchase is in accordance with any applicable requirements imposed from time to time by the Commission or the Designated Stock Exchange.

8.2
The Company may make a payment in respect of the redemption or purchase of Shares in any manner authorised by the Law, including out of capital, profits or the proceeds of a fresh issue of Shares.

8.3
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

8.4
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

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Power to pay for redemption or purchase in cash or in specie
8.5
When making a payment in respect of the redemption or purchase of Shares, the Directors may make the payment in cash or in specie (or partly in one way and partly in the other way).

Effect of redemption or purchase of a Share
8.6
Upon the date of redemption or purchase of a Share:

(a)
the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)
the applicable payment for the Share; and

(ii)
any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)
the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)
the Share shall be cancelled or become a Treasury Share.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase occurs.
9
Variation of Rights Attaching to Shares

9.1
If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the sanction of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of these Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

9.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

9.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking in priority to or pari passu therewith.

10
Commission on Sale of Shares

The Company may, in so far as the Law permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
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11
Non-Recognition of Trusts

Except as required by law:
(a)
no person shall be recognised by the Company as holding any Share on any trust; and

(b)
no person other than the Member shall be recognised by the Company as having any right in a Share.

12
Transmission of Shares

Persons entitled on death of a Member
12.1
If a Member dies, the survivor or survivors (where he was a Joint Holder) or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

Registration of transfer of a Share following death or bankruptcy
12.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy, liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy, liquidation or dissolution, as the case may be.

Indemnity
12.3
The Directors may require a person registered as a Member by reason of the death or bankruptcy of another Member to indemnify the Company and the Directors against any loss or damage suffered by the Company or the Directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy
12.4
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to these Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

13
Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital
13.1
To the fullest extent permitted by the Law, the Company may by Special Resolution do any of the following (and amend its Memorandum and its Articles for that purpose):

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(a)
increase or reduce the number of Shares that it is authorised to issue;

(b)
consolidate all or any of the Shares (whether issued or not) into fewer shares; or

(c)
divide all or any of the Shares (whether issued or not) into more shares.

13.2
All new Shares created hereunder shall be subject to the same provisions with reference to the payment of liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

Reducing share capital
13.3
Subject to the Law and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

Sale of fractions of Shares
13.4
Whenever, as a result of a consolidation or division of Shares, any Members would become entitled to fractions of a Share, the Directors may, in their absolute discretion, on behalf of those Members, sell the Shares representing the fractions for (i) the Market Price on the date of such consolidation or division, in the case of any shares listed on a Designated Stock Exchange, and (ii) the best price reasonably obtainable by the Company, in the case of any shares not listed on a Designated Stock Exchange, and distribute the net proceeds of sale in due proportion among those Members, and the Directors may authorise (and the relevant Member hereby authorises) any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

14
Closing Register of Members or Fixing Record Date

14.1
The Directors shall prepare, or cause to be prepared, at least ten (10) days before every general meeting, a complete list of the Members entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each Member and the number of Shares registered in the name of each Member. Such list shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the principal executive office of the Company. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

14.2
The Directors, in accordance with the Law, may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, attend or to vote at a meeting of the Members or any adjournment thereof, or for the purpose of determining those Members that are entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

14.3
If no record date is fixed for the determination of Members entitled to receive notice of, attend or to vote at a meeting of Members or those Members that are entitled to receive payment of a Dividend or other distribution, the record date for such determination of Members shall be, subject to the Law, at the close of business on the Business Day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

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15
General Meetings

Power to call meetings
15.1
The Directors may call a general meeting at any time.

15.2
If there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, the Directors must call a general meeting for the purpose of appointing additional Directors.

15.3
The Directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

15.4
The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

15.5
The requisition must also:

(a)
specify the objects of the meeting;

(b)
be signed by or on behalf of the requisitioners. The requisition may consist of several documents in like form signed by one or more of the requisitioners; and

(c)
be deposited at the Company’s registered office in accordance with the notice provisions.

15.6
Should the Directors fail to call a general meeting within 21 days from the date of deposit of a requisition to be held within 2 months of that date, the requisitioners or any of them representing more than one half of the total voting rights of all of them, may call a general meeting to be held within three months from that date.

15.7
Without limitation to the foregoing, if there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional Directors.

15.8
If the Members call a meeting under the above Articles, the Company shall reimburse their reasonable expenses.

Annual general meetings
15.9
The Company shall hold annual general meetings unless otherwise dispensed with in accordance with the Law. The first annual general meeting shall be held within a period of 18 months of the Company’s incorporation and thereafter at least once in every calendar year. Not more than 18 months may elapse between one annual general meeting and the next.

Content of notice
15.10
Notice of a general meeting shall specify each of the following:

(a)
the place, the date and the time of the meeting;

(b)
if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)
subject to Articles 15.10(d) and 15.20, the general nature of the business to be transacted;

(d)
if a resolution is proposed as a Special Resolution, the text of that resolution; and

(e)
in the case of an annual general meeting, that the meeting is an annual general meeting.

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15.11
In each notice, there shall appear with reasonable prominence the following statements:

(a)
that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)
that a proxy need not be a Member.

Period of notice
15.12
A general meeting, including an annual general meeting, shall be called by at least 14 clear days’ notice (but not more than sixty (60) calendar days’ notice). A meeting, however, may be called on shorter notice if it is so agreed:

(a)
in the case of an annual general meeting, by all the Members entitled to attend and vote at that meeting; and

(b)
in the case of any other meeting, by a majority in number of the Members having a right to attend and vote at that meeting, being a majority together holding not less than:

(i)
95% where a Special Resolution is to be considered; or

(ii)
90% for all other meetings;

of the total voting rights of the Members who have that right.
Persons entitled to receive notice
15.13
Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)
the Members;

(b)
persons entitled to a Share in consequence of the death or bankruptcy of a Member;

(c)
the Directors;

(d)
the Company’s auditor (if any); and

(e)
persons entitled to vote in respect of a Share in consequence of the incapacity of a Member.

Publication of notice on a website
15.14
Subject to the Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)
the publication of the notice on the website;

(b)
the address of the website;

(c)
the place on the website where the notice may be accessed;

(d)
how it may be accessed; and

(e)
the place, date and time of the general meeting.

15.15
If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member in writing or by any other means permitted by these Articles but this will not affect when that Member is deemed to have been given notice of the meeting.

Time a website notice is deemed to be given
15.16
A website notice is deemed to be given when the Member is given notice of its publication.

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Required duration of publication on a website
15.17
Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice
15.18
Proceedings at a meeting shall not be invalidated by the following:

(a)
an accidental failure to give notice of the meeting or an instrument of proxy to any person entitled to notice; or

(b)
non-receipt of notice of the meeting or an instrument of proxy by any person entitled to notice.

15.19
In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)
in a different place on the website; or

(b)
for only part of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

Notice of other business
15.20
No business may be transacted at any general meeting, other than business that is either (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Directors (or any duly authorised committee thereof) or pursuant to a requisition of a meeting by Members in accordance with Article 15.3, (B) otherwise properly brought before an annual general meeting by or at the direction of the Directors (or any duly authorised committee thereof) or (C) otherwise properly brought before an annual general meeting by any Member of the Company who (1) is a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting and (2) complies with the notice procedures set forth in this Article.

(a)
In addition to any other applicable requirements, for business to be brought properly before an annual general meeting by a Member, such Member must have given timely notice thereof in proper written form to the Secretary of the Company and comply with Article 15.20(c) and (f).

(b)
All notices of general meetings shall be sent or otherwise given in accordance with this Article not less than fourteen (14) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of an extraordinary general meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual general meeting, those matters which the Directors, at the time of giving the notice, intend to present for action by the members (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which Directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Directors intend to present for election.

(c)
For matters other than for the nomination for election of a Director to be made by a Member, to be timely such Member’s notice shall be delivered to the Company at the principal executive offices of the Company not less than ninety (90) days and not more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual general meeting; provided, however, that if the Company’s annual general meeting occurs on a date more than thirty (30) days earlier or later than the Company’s prior year’s annual general meeting, then the Directors shall

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determine a date a reasonable period prior to the Company’s annual general meeting by which date the Members notice must be delivered and publicise such date in a filing pursuant to the Exchange Act, or via press release. Such publication shall occur at least fourteen (14) days prior to the date set by the Directors. Subject to the terms of the Shareholders Agreement and the Director Nomination Agreement, as applicable, the Onex Shareholders, the Baring Shareholders and the Designated Shareholder shall have the right (but not the obligation) to nominate at any time the persons to be elected to the board of Directors which the Onex Shareholders, the Baring Shareholders or the Designated Shareholder, as applicable, are entitled to nominate to the board of Directors pursuant to the terms of the Shareholders Agreement or the Director Nomination Agreement, as applicable, in accordance with the provisions of these Articles for the election of Directors.
(d)
To be in proper written form, a Member’s notice to the Company must set forth as to such matter such Member proposes to bring before the annual general meeting:

(i)
a reasonably brief description of the business desired to be brought before the annual general meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual general meeting;

(ii)
the name and address, as they appear on the Company’s Register of Members, of the Member proposing such business and any Member Associated Person (as defined below);

(iii)
the class or series and number of Shares of the Company that are held of record or are beneficially owned by such Member or any Member Associated Person and any derivative positions held or beneficially held by the Member or any Member Associated Person;

(iv)
whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such Member or any Member Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such Member or any Member Associated Person with respect to any securities of the Company;

(v)
any material interest of the Member or a Member Associated Person in such business, including a reasonably detailed description of all agreements, arrangements and understandings between or among any of such Members or between or among any proposing Members and any other person or entity (including their names) in connection with the proposal of such business by such Member; and

(vi)
a statement as to whether such Member or any Member Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting Shares required under applicable law and the rules of the Designated Stock Exchange to carry the proposal.

For purposes of this Article 15.20(d), a Member Associated Person of any Member shall mean (x) any Affiliate of, or person acting in concert with, such Member; (y) any beneficial owner of Shares of the Company owned of record or beneficially by such Member and on whose behalf the proposal or nomination, as the case may be, is being made; or (z) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (x) and (y).
(e)
In addition to any other applicable requirements and subject to Article 1.4, for a nomination for election of a Director to be made by a Member of the Company

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(other than Directors to be nominated by any series of Preferred Shares, voting separately as a class), such Member must (i) be a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting; (ii) on each such date beneficially own more than 15% of the issued Ordinary Shares (unless otherwise provided in the Exchange Act or the rules and regulations of the Commission); and (iii) have given timely notice thereof in proper written form to the Secretary of the Company. If a Member is entitled to vote only for a specific class or category of Directors at a meeting of the Members, such Member’s right to nominate one or more persons for election as a Director at the meeting shall be limited to such class or category of Directors.
(f)
To be timely for purposes of Article 15.20(e), a Member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) nor more than one hundred twenty (120) days prior to the meeting; provided, however, that in the event less than one hundred thirty (130) days’ notice or prior public disclosure of the date of the meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

(g)
To be in proper written form for purposes of Article 15.20(f), a Member’s notice to the Secretary must set forth:

(i)
as to each Nominating Member:

(A)
the information that is requested in Article 15.20(d)(ii)-(d)(vi); and

(B)
any other information relating to such Member that would be required to be disclosed pursuant to any applicable law and rules of the Commission or of the Designated Stock Exchange; and

(ii)
as to each person whom the Member proposes to nominate for election as a Director:

(A)
all information that would be required by Article 15.20(d)(ii)-(d)(vi) if such nominee was a Nominating Member, except such information shall also include the business address and residence address of the person;

(B)
the principal occupation or employment of the person;

(C)
all information relating to such person that is required to be disclosed in solicitations of proxies for appointment of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or any successor provisions thereto, and any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of the Commission or of the Designated Stock Exchange; and

(D)
a description of all direct and indirect compensation and other material monetary arrangements and understandings during the past three years, and any other material relationship, between or among any Nominating Member and its Affiliates and associates, on the one hand, and each proposed nominee, his respective Affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the Exchange Act if such Nominating Member were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.

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Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected. The Company may require any proposed nominee to furnish such other information as may be reasonably required by the Company to determine the eligibility of such proposed nominee to serve as an independent Director of the Company in accordance with the rules of the Designated Stock Exchange.
(h)
Unless otherwise provided by (i) the terms of these Articles, (ii) any series of Preferred Shares or (iii) the agreements set forth in Article 15.20(c) or (iv) any other agreement among Members or other agreement, in the case of this clause (iv), approved by the Directors, only persons who are nominated in accordance with the procedures set forth above, shall be eligible to serve as Directors. If the chairman of a general meeting determines that a proposed nomination was not made in compliance with these Articles, he or she shall declare to the general meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Nominating Member (or a qualified representative of the Nominating Member) does not appear at the general meeting to present the nomination, such nomination shall be disregarded.

(i)
Notwithstanding anything herein to the contrary, the Onex Shareholders, the Baring Shareholders and the Designated Shareholder, as applicable, shall not be required to comply with the advance notice or 15% ownership threshold requirements, as applicable, set forth in Articles 15.20(c) and 15.20(e) for so long as the Onex Shareholders, the Baring Shareholders or the Designated Shareholder, as applicable, are entitled to nominate one or more Directors pursuant to the Shareholders Agreement or the Board Nomination Agreement, as applicable, but shall provide any such notice to the Company at least fourteen (14) days prior to the applicable general meeting.

15.21
The Directors will ensure that the Onex Shareholder Designees, the Baring Shareholder Designees and the Designated Shareholder Designees nominated in accordance with Article 1.4 are included in the notice of meeting for the next available annual general meeting or any extraordinary general meeting at which Directors are to be elected, noting that a general meeting will only be the next available annual general meeting if the advance notice requirements of these Articles can be complied with.

15.22
Subject to the other provisions of these Articles, the Company may by Ordinary Resolution appoint any person to be a Director.

15.23
Subject to these Articles, a Director shall hold office until the expiry of his or her term as contemplated by Article 20.2 or, until such time as he or she vacates office in accordance with Article 26.1.

15.24
No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in this Article. If the chairman of an annual general meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. This Article 15 shall not apply to any nomination of a Director (a) in an election in which only the holders of one or more series of Preferred Shares of the Company are entitled to vote (unless otherwise provided in the terms of such series of Preferred Shares) or (b) pursuant to Article 21.4.

16
Proceedings at meetings of Members

Quorum
16.1
No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. Members holding in aggregate not

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less than a simple majority of all voting share capital of the Company in issue present in person or by proxy and entitled to vote shall be a quorum, provided that the minimum quorum for any meeting shall be two Members entitled to vote.
Use of technology
16.2
A person may not participate at a general meeting by conference telephone or other communications equipment.

Lack of quorum
16.3
If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)
if the meeting was requisitioned by Members entitled to vote, it shall be cancelled; or

(b)
in any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the Directors.

Adjournment
16.4
When a meeting is adjourned to another time and place, unless these Articles otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

16.5
A determination of the Members of record entitled to notice of or to vote at a general meeting shall apply to any adjournment of such meeting unless the Directors fix a new record date for the adjourned meeting, but the Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

Chairman
16.6
The chairman of the board of Directors shall preside as chairman at every general meeting of the Company. If at any meeting the chairman of the board of Directors is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Directors present shall elect one of their number as chairman of the meeting or if all the Directors present decline to take the chair, the Members present shall choose one of their own number to be the chairman of the meeting.

Right of a director or auditor’s representative to attend and speak
16.7
Even if a Director or a representative of the auditor (if any) is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares.

Method of voting
16.8
All resolutions put to the vote of the meeting shall be decided on a poll. Each Member shall have one vote for each Share he holds which confers the right to receive and vote on a resolution put to the vote of a meeting, unless any Share carries special voting rights.

Taking of a poll
16.9
A poll on any question shall be taken immediately.

16.10
A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll.

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Chairman does not have casting vote
16.11
In the case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote.

Written resolutions
16.12
For so long as the Onex Shareholders and the Baring Shareholders, collectively, beneficially own (directly or indirectly) Shares representing a majority of the issued and outstanding Shares, Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)
all Members entitled to vote must receive (including by way of electronic communication):

(i)
a copy of the resolution; and

(ii)
a statement informing the Members:

(A)
how to signify agreement to the resolution; and

(B)
as to the date by which the resolution must be passed if it is not to lapse (or if no date is given the resolution shall lapse 28 days after the circulation date);

(b)
the specified majority of Members entitled to vote (for which purpose, and for the purposes of Article 95(1C) of the Law, specified majority shall mean the majority of Members who would be required to pass the relevant resolution at a duly convened and held meeting of Members at which all Members were present and voting on a poll):

(i)
sign a document; or

(ii)
sign several documents in the like form each signed by one or more of those Members; and

(c)
the signed document or documents is or are delivered to the Company at the place and by the time nominated by the Company in the notice of the resolution including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of all Members entitled to vote duly convened and held.
16.13
Each Member shall have one vote for each Share he holds which confers the right to receive and vote on a written resolution and unless the resolution in writing signed by the Member is silent, in which case all Shares held are deemed to have been voted, the number of Shares specified in the resolution in writing shall be deemed to have been voted.

16.14
If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

17
Voting rights of members

Right to vote
17.1
Unless their Shares carry no right to vote, or unless an amount presently payable has not been paid, all Members are entitled to vote at a general meeting and all Members holding Shares of a particular class are entitled to vote at a meeting of the holders of that class of Shares (whether present in person or by proxy).

17.2
Members may vote in person or by proxy.

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17.3
A Member who is entitled to vote shall have one vote for each Share he holds, unless any Share carries special voting rights.

17.4
A fraction of a Share carrying the right to vote shall entitle its holder to an equivalent fraction of one vote.

17.5
No Member is bound to vote all its Shares or any of them, nor is he bound to vote each of his Shares in the same way.

17.6
No Member shall be entitled to vote at any general meeting unless all sums presently payable by such Member in respect of Shares in the Company have been paid.

Rights of Joint Holders
17.7
If Shares are held jointly, only one of the Joint Holders may vote. If more than one of the Joint Holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of members shall be accepted to the exclusion of the votes of the other Joint Holders.

Member with mental disorder
17.8
A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Island or elsewhere) in matters concerning mental disorder may vote by that Member’s receiver, curator bonis or other person authorised or appointed by that court.

17.9
For the purpose of the preceding Article, evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes
17.10
An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy
17.11
An instrument appointing a proxy shall be in any common form or in any other form approved by the Directors. A Member may appoint more than one proxy to attend on the same occasion.

17.12
The instrument must be in writing and signed in one of the following ways:

(a)
by the Member;

(b)
by the Member’s authorised attorney; or

(c)
if the Member is a corporation or other body corporate, under seal or signed by a duly authorised signatory (including an authorised officer, secretary or attorney).

If the Directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.
17.13
The Directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

17.14
A Member may revoke the appointment of a proxy by notice to the Company duly signed in accordance with Article 17.12 prior to the time specified by the Company for the revocation of proxies for the meeting or adjourned meeting, but no earlier than 48 hours prior to the

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meeting; (for which purpose no account shall be taken of any part of a day that is not a working day); but such revocation will not affect the validity of any acts carried out by the proxy before the Directors of the Company had actual notice of the revocation.
How and when proxy is to be delivered
17.15
Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed, or a copy of the authority certified notarially or in any other way approved by the Directors, must be delivered so that it is received by the Company prior to the time specified by the Company for voting by proxy at the meeting. They must be delivered in either of the following ways:

(a)
in the case of an instrument in writing, it must be left at or sent by post:

(i)
to the registered office of the Company; or

(ii)
to such other place within the Island specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting; or

(b)
if, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)
in the notice convening the meeting;

(ii)
in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)
in any invitation to appoint a proxy issued by the Company in relation to the meeting.

17.16
Where a poll is taken, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under Article 17.15.

17.17
If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy
17.18
A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution, a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

18
Corporations Acting by Representatives at Meeting

18.1
Save where otherwise provided, a corporate Member must act by one or more duly authorised representatives.

18.2
A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

18.3
The authorisation may be for any period of time, and must be delivered to the Company before the commencement of the meeting at which it is first used.

18.4
The Directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

18.5
Where a duly authorised representative is present at a meeting that Member is deemed to be present in person, and the acts of the duly authorised representative are personal acts of that Member.

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18.6
A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company, but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the Directors of the Company had actual notice of the revocation.

19
Clearing Houses

If a clearing house or depository (or its nominee) is a Member it may, by resolution of its Directors, other governing body or authorised individual(s) or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of Members; provided that, if more than one person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such person is so authorised. A person so authorised pursuant to this provision shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual member of the Company holding the number and class of Shares specified in such authorisation.
20
Directors

20.1
The minimum number of Directors shall be two and the maximum number of Directors shall be fourteen, unless increased or decreased from time to time by the Directors or the Company in general meeting. So long as Shares are listed on the Designated Stock Exchange, the board of Directors shall include such number of  “independent directors” as the relevant rules applicable to the listing of any Shares on the Designated Stock Exchange require (subject to any applicable exceptions for Controlled Companies).

20.2
The Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall initially be assigned to each class in accordance with the Shareholders Agreement and the Director Nomination Agreement. At the first annual general meeting of Members, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of Members, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of Members, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the Directors shall shorten the term of any incumbent Director.

21
Appointment, disqualification and removal of directors

First directors
21.1
The first Directors shall be appointed in writing by the subscriber or subscribers to the Memorandum.

No age limit
21.2
There is no age limit for Directors save that they must be aged at least 18 years.

No corporate directors
21.3
A Director must be a natural person.

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Appointment of directors
21.4
The Directors shall, subject to the terms of the Shareholders Agreement and the Director Nomination Agreement, applicable law and the listing rules of the Designated Stock Exchange, ensure that all individuals (i) nominated by the Barings Shareholders to be Baring Shareholder Designees, (ii) nominated by the Onex Shareholders to be Onex Shareholder Designees and (iii) nominated by the Designated Shareholder to be Designated Shareholder Designees are nominated for election as Directors at the next annual general meeting or extraordinary general meeting called for that purpose and they shall be appointed if approved by way of Ordinary Resolution at such general meeting.

21.5
With respect to any Director seat which the Baring Shareholders, Onex Shareholders and the Designated Shareholder are not entitled to nominate an individual for such seat pursuant to the Shareholders Agreement or the Director Nomination Agreement, the Directors shall have the right to nominate an individual for election as a Director at the next annual general meeting or extraordinary general meeting called for that purpose and they shall be appointed if approved by way of Ordinary Resolution at such general meeting.

21.6
No appointment can cause the number of Directors to exceed the maximum, and any such appointment shall be invalid.

Removal of directors
21.7
A Director may be removed from office by the Members by Special Resolution only for cause (“cause” for removal of a Director shall be deemed to exist only if  (a) the Director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such Director has been found by the affirmative vote of a majority of the Directors then in office at any regular or special meeting of the board of Directors called for that purpose, or by a court of competent jurisdiction, to have been guilty of wilful misconduct in the performance of such Director’s duties to the Company in a matter of substantial importance to the Company; or (c) such Director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, (which mental incompetency directly affects such Director’s ability to perform his or her obligations as a Director) at any time before the expiration of his term notwithstanding anything in these Articles or in any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement); provided that any Director who was nominated for election by the Onex Shareholders, the Baring Shareholders or the Designated Shareholder may be removed with or without cause only by the Onex Shareholders, the Baring Shareholders or the Designated Shareholder (as applicable) that have/has the right to remove such Director pursuant to the Shareholders Agreement or the Director Nomination Agreement (as applicable). In addition, a Director may be removed from office by the board of Directors by resolution made by the Directors for cause.

Filling of vacancies
21.8
A vacancy on the board of Directors may be filled only by the affirmative vote of a simple majority of the remaining Directors present and voting at a meeting of the Directors, subject to these Articles, applicable law and the listing rules of the Designated Stock Exchange, provided that if any vacancy was created by the death, resignation or removal of an Onex Shareholder Designee, Baring Shareholder Designee or Designated Shareholder Designee, then such Director shall only be replaced by the Onex Shareholders, Baring Shareholders or Designated Shareholder (as applicable) that has/have the right to replace such Director pursuant to the Shareholders Agreement or Director Nomination Agreement, and the Directors shall, subject to the terms of the Shareholders Agreement and the Director Nomination Agreement, applicable law and the listing rules of the Designated Stock Exchange, cause the vacancy caused by such death, resignation or removal to be filled, as soon as possible, by a new designee of the Onex Shareholders, the Baring Shareholders or the Designated Shareholder (as applicable) pursuant to the rights set forth in Article 1.4. A

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Director appointed to fill a vacancy in accordance with this Article shall be of the same Class of Director as the Director he or she replaced and the term of such appointment shall terminate in accordance with that Class of Director.
Resignation of directors
21.9
A Director may at any time resign the office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

21.10
Unless the notice specifies a different date, the Director shall be deemed to have resigned on the date on which the notice is delivered to the Company.

Corporate governance policies
21.11
The Directors may, from time to time, and except as required by applicable law or the listing rules of the Designated Stock Exchange, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Directors on various corporate governance related matters, as the Directors shall determine by resolution from time to time.

No shareholding qualification
21.12
A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a member of the Company shall nevertheless be entitled to receive notice of and to attend and speak at general meetings of the Company and all classes of Shares of the Company.

22
Reserved

23
Directors’ Fees and Expenses

23.1
The Directors may receive such remuneration as the Directors may from time to time determine. The Directors may be entitled to be repaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred by him in attending meetings of the Directors or committees of the Directors or general meetings or separate meetings of any class of securities of the Company or otherwise in connection with the discharge of his duties as a Director.

23.2
Any Director who performs services which in the opinion of the Directors go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Directors may determine and such extra remuneration shall be in addition to or in substitution for any ordinary remuneration provided for, by or pursuant to any other Article.

24
Powers and duties of directors

24.1
Subject to the provisions of the Law, the Memorandum, these Articles and any resolutions made in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company.

24.2
No prior act of the Directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles or any direction given by Special Resolution. However, to the extent allowed by the Law, Members may in accordance with the Law validate any prior or future act of the Directors which would otherwise be in breach of their duties.

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25
Delegation of powers

Power to delegate any of the directors’ powers to a committee
25.1
The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit, subject to Article 25.3; provided that any committee so formed shall include amongst its members at least two Directors unless otherwise required by applicable law or the rules of the Designated Stock Exchange; provided further that no committee shall have the power or authority to (a) recommend to the Members an amendment of these Articles (except that a committee may, to the extent authorised in the resolution or resolutions providing for the issuance of Shares adopted by the Directors as provided under the laws of Jersey, fix the designations and any of the preferences or rights of such Shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such Shares for, Shares of any other class or classes or any other series of the same or any other class or classes of Shares of the Company); (b) adopt an agreement of merger or consolidation; (c) recommend to the Members the sale, lease or exchange of all or substantially all of the Company’s property and assets; (d) recommend to the Members a dissolution of the Company or a revocation of a dissolution; (e) recommend to the Members an amendment of the Memorandum; or (f) declare a dividend or authorise the issuance of Shares unless the resolution establishing such committee (or the charter of such committee approved by the Directors) permits the committee to so declare or authorize. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

25.2
Unless otherwise permitted by the Directors, a committee must follow the procedures prescribed for the taking of decisions by Directors.

25.3
To the extent requested by the Onex Shareholders, the Baring Shareholders or the Designated Shareholder, each committee of the board of Directors shall include at least one Onex Shareholder Designee, Baring Shareholder Designee and/or Designated Shareholder Designee (as applicable) to the extent required pursuant to the Shareholders Agreement or the Director Nomination Agreement to be appointed as a member of each such committee of the board of Directors unless such designation would violate any legal restrictions on such committee’s composition or the rules of the Designated Stock Exchange (subject in each case to any applicable exceptions, including those for Controlled Companies and any applicable phase-in periods).

Power to appoint an agent of the Company
25.4
The Directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The Directors may make that appointment:

(a)
by causing the Company to enter into a power of attorney or agreement; or

(b)
in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company
25.5
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

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25.6
Any power of attorney or other appointment may contain such provision for the protection and convenience of persons dealing with the attorney or authorised signatory as the Directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Management
25.7
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

25.8
The Directors from time to time and at any time may establish any advisory committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such advisory committees or local boards and may appoint any agents of the Company and may fix the remuneration of any of the aforesaid.

25.9
The Directors from time to time and at any time may delegate to any such advisory committee, local board or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local advisory committee or board, or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

25.10
Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretions for the time being vested to them.

25.11
The Directors shall elect, by the affirmative vote of a majority of the Directors then in office, a chairman. The chairman of the board of Directors shall be a Director or an officer of the Company. Subject to the provisions of these Articles and the direction of the Directors, the chairman of the board of Directors shall perform all duties and have all powers which are commonly incident to the position of chairman of a board or which are delegated to him or her by the Directors, preside at all general meetings and meetings of the Directors at which he or she is present and have such powers and perform such duties as the Directors may from time to time prescribe.

26
Disqualification of Directors

26.1
Subject to these Articles, the office of Director shall be vacated, if the Director:

(a)
becomes bankrupt or makes any arrangement or composition with his creditors;

(b)
dies or is found to be or becomes, in the opinion of a registered medical practitioner by whom he is being treated, physically or mentally incapable of acting as a Director;

(c)
resigns his office by notice to the Company in accordance with Articles 21.9 and 21.10;

(d)
is prohibited by applicable law or the Designated Stock Exchange from being a Director;

(e)
without special leave of absence from the Directors, is absent from meetings of the Directors for six consecutive months and the Directors resolve that his office be vacated; or

(f)
is removed from office pursuant to these Articles or any other agreement between the Director and the Company or any of its subsidiaries.

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26.2
If the office of Director is terminated or vacated for any reason, he shall thereupon cease to be a member of any committee of the board of Directors of the Company.

27
Meetings of directors

Regulation of directors’ meetings
27.1
Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit.

Calling meetings
27.2
(a) The chairman of the board of Directors, a majority of the Directors or the Secretary on request of a Director or (b) for so long as there are at least four (4) Onex Shareholder Designees, a majority of the Onex Shareholder Designees may at any time summon a meeting of the Directors by twenty-four (24) hour notice to each Director in person, by telephone, facsimile, electronic email, or in such other manner as the Directors may from time to time determine, which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. Notice of a meeting need not be given to any Director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Directors.

Use of technology
27.3
A Director or Directors may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director or Directors are members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

Quorum
27.4
The quorum for the transaction of business at a meeting of Directors (including any adjourned meeting) shall be a majority of the authorised number of Directors, but shall not be less than two. Every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Directors, subject to the provisions of these Articles and other applicable law.

27.5
If a quorum is not present within 15 minutes from the time specified for a meeting of Directors, or if, during a meeting, a quorum ceases to be present, then the meeting shall be adjourned to the same day in the next week at the same time and place or such other day, time and place as the Director(s) calling such meeting may determine.

Voting
27.6
A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman shall not have a casting vote.

27.7
The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

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Validity
27.8
Anything done at a meeting of Directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a Director, or was otherwise not entitled to vote.

28
Permissible directors’ interests and disclosure

28.1
Subject to these Articles and the Law, a Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

28.2
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement. Any Director who enters into a contract or arrangement or has a relationship that is reasonably likely to be implicated under this Article 28.2 or that would reasonably be likely to affect a Director’s status as an “Independent Director” under applicable law or the rules of the Designated Stock Exchange shall disclose the nature of his or her interest in any such contract or arrangement in which he is interested or any such relationship. Without limiting the generality of the foregoing:

(a)
the Baring Shareholder Designee, the Onex Shareholder Designees and any Designated Shareholder Designee may hold any position of any kind whatsoever with the Baring Shareholders, the Onex Shareholders or any member of the Shareholder Group (as applicable) and/or any of their respective Affiliates and may maintain any interest of any kind whatsoever, whether directly or indirectly, in the Baring Shareholders, the Onex Shareholders or any member of the Shareholder Group (as applicable) and/or any of their respective Affiliates and/or any Owner Opportunity (as defined below) (such positions and/or interests, as the case may be, hereinafter, together, Owner Interests);

(b)
no Owner Interests shall disqualify any Baring Shareholder Designee, Onex Shareholder Designee or Designated Shareholder Designee from the office of Director, nor shall any contract, transaction or arrangement entered into by or on behalf of the Company in respect of which any Owner Interests may subsist, whether directly or indirectly, be or be liable to be avoided, nor shall any Baring Shareholder Designee, Onex Shareholder Designee or Designated Shareholder Designee be liable

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to account to the Company for any profit or other gain arising by reason of any Owner Interest and/or any contract, transaction or arrangement entered into by or on behalf of the Company in respect of which any Owner Interest may subsist, whether directly or indirectly;
(c)
each Baring Shareholder Designee, Onex Shareholder Designee and Designated Shareholder Designee shall be at liberty to vote in respect of any contract, transaction or arrangement in which any applicable Owner Interest may subsist, whether directly or indirectly; and

(d)
the Owner Interests shall be deemed to have been disclosed by each Baring Shareholder Designee, Onex Shareholder Designee and Designated Shareholder Designee upon his or her appointment as a Director of the Company and shall be deemed to be sufficient disclosure of the Owner Interests as required under these Articles. Thereafter, it shall not be necessary for a Baring Shareholder Designee, Onex Shareholder Designee or Designated Shareholder Designee to give special or particularized notice of any Owner Interests in respect of any transaction which may involve the Company.

28.3
To the maximum extent permitted by applicable law:

(a)
the Company renounces and waives:

(i)
any interest or expectancy in, or in being offered or presented with an opportunity to participate in; or

(ii)
any right to be informed of:

any business or corporate opportunity that may from time to time be of interest to or known to or be or have been presented to the Baring Shareholders, the Onex Shareholders or any member of the Shareholder Group (as applicable) and/or any of their respective Affiliates and/or any of their officers, directors, agents, stockholders, members, partners and subsidiaries (including specifically, without limiting the generality of the foregoing, each Baring Shareholder Designee, Onex Shareholder Designee and Designated Shareholder Designee (other than the Chief Executive Officer of the Company, the Executive Chairman of the Company (if any) and any other officer or executive officer of the Company)) (each such opportunity, hereinafter, an Owner Opportunity) whether or not such Owner Opportunity is or may be pursued by any Baring Shareholder, any Onex Shareholder or any member of the Shareholder Group (as applicable) and or their respective Affiliates and whether or not such Owner Opportunity may be a business or corporate opportunity the Company might reasonably have pursued or had the ability or desire to pursue if granted the opportunity to do so;
(b)
no Onex Shareholder Designee, Baring Shareholder Designee or Designated Shareholder Designee (other than the Chief Executive Officer of the Company, the Executive Chairman of the Company (if any) and any other officer or executive officer of the Company) (each of such persons, hereinafter, a Relevant Person) shall:

(i)
be required or be under any duty (whether fiduciary or otherwise) to present to or make known to the Company any Owner Opportunity or refrain from, whether directly or indirectly, pursuing, participating in the pursuit of, exploiting or acquiring, any Owner Opportunity; or

(ii)
be liable to the Company for any breach of any fiduciary or other duty, whether as a Director or otherwise, by reason of the fact that such Relevant Person, whether directly or indirectly, acting in good faith, pursues, participates in the pursuit of, exploits or acquires any Owner Opportunity, directs any Owner Opportunity to another person or fails to present any Owner Opportunity, or information regarding any Owner Opportunity, to the Company;

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unless such Owner Opportunity is, or has been, expressly offered in writing to the Relevant Person solely in their capacity as Director;
(c)
none of the Baring Shareholders, the Onex Shareholders or any member of the Shareholder Group nor any of their respective Affiliates has any duty to refrain from engaging or investing directly or indirectly in the same or similar business activities or lines of business as the Company or any of its subsidiaries.

28.4
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to reasonable expense reimbursement consistent with the Company’s policies in connection with such Director’s service in his official capacity; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

29
Minutes

29.1
The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)
all appointments of officers made by the Directors;

(b)
the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)
all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

Written resolutions
29.2
The Directors may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)
all Directors are given notice of the resolution;

(b)
the resolution is set out in a document or documents indicating that it is a written resolution;

(c)
all of the Directors:

(i)
sign a document; or

(ii)
sign several documents in the like form each signed by one or more Directors; and

(d)
the signed document or documents is or are delivered to the Company, including, if the Company so nominates by delivery of an Electronic Record, by Electronic means to the address specified for that purpose.

29.3
Such written resolution shall be as effective as if it had been passed at a meeting of the Directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last Director signs.

30
[Reserved]

31
Record Dates

Except to the extent of any conflicting rights attached to Shares, the Directors may fix any time and date as the record date for declaring or paying a dividend or making or issuing an allotment of Shares. The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.
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32
Dividends

Payment of dividends by directors
32.1
Subject to the provisions of the Law, the Directors may pay dividends in accordance with the respective rights of the Members. Any dividend shall not be a debt owed by the Company until such time as payment of the dividend is made.

32.2
In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)
if the Company has different classes of Shares, the Directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears;

(b)
subject to the provisions of the Law, the Directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment; and

(c)
if the Directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends
32.3
Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off
32.4
The Directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company in relation to a Share.

Power to pay other than in cash
32.5
If the Directors so determine, any resolution determining a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets or the issue of Shares. If a difficulty arises in relation to the distribution, the Directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)
issue fractional Shares;

(b)
fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)
vest some assets in trustees.

How payments may be made
32.6
A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)
if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose, by wire transfer to that bank account; or

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(b)
by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

32.7
For the purpose of Article 32.6(a), the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of Article 32.6(b), subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

32.8
If two or more persons are registered as Joint Holders, a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)
to the registered address of the Joint Holder of the Share who is named first on the register of members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)
to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

32.9
Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other monies not to bear interest in absence of special rights
32.10
Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Unclaimed Dividends
32.11
All dividends unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Directors for the benefit of the Company until claimed. Subject to any applicable unclaimed property or other laws, any dividend unclaimed after a period of ten (10) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Directors of any unclaimed dividend or other sums payable on or in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

33
Accounts and audits

Accounting and other records
33.1
The Directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Law.

No automatic right of inspection
33.2
Except as provided in Article 14.1, the Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by applicable law or authorised by the Directors.

Sending of accounts and reports
33.3
The Company’s accounts and associated Directors’ report and auditor’s report (if any) that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

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(a)
they are sent to that person in accordance with the notice provisions in Article 39; or

(b)
they are published on a website providing that person is given separate notice of:

(i)
the fact that the documents have been published on the website;

(ii)
the address of the website;

(iii)
the place on the website where the documents may be accessed; and

(iv)
how they may be accessed.

33.4
If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under Article 33.5.

Time of receipt if documents are published on a website
33.5
Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least 14 clear days before the date of the meeting at which they are to be laid if:

(a)
the documents are published on the website throughout a period beginning at least 14 clear days before the date of the meeting and ending with the conclusion of the meeting; and

(b)
the person is given at least 14 clear days’ notice of the meeting.

Validity despite accidental error in publication on website
33.6
If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because by accident:

(a)
those documents are published in a different place on the website to the place notified; or

(b)
they are published for only part of the period from the date of notification until the conclusion of that meeting.

When accounts are to be audited
33.7
The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.

34
Audit

34.1
The Directors or, if authorised to do so, the audit committee of the Directors, may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

34.2
Every auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

35
Seal

Company seal
35.1
The Company may have a seal if the Directors so determine.

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Official seal
35.2
Subject to the provisions of the Law, the Company may also have:

(a)
an official seal or seals for use in any place or places outside the Island. Each such official seal shall be a facsimile of the original seal of the Company but shall have added on its face the name of the country, territory or place where it is to be used or the words “branch seal”; and

(b)
an official seal for use only in connection with the sealing of securities issued by the Company and such official seal shall be a copy of the common seal of the Company but shall in addition bear the word “securities”.

When and how seal is to be used
35.3
A seal may only be used by the authority of the Directors. Unless the Directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)
by a Director and the Secretary; or

(b)
by a single Director.

If no seal is adopted or used
35.4
If the Directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)
by a Director and the Secretary; or

(b)
by a single Director; or

(c)
by any other person authorised by the Directors; or

(d)
in any other manner permitted by the Law.

Power to allow non-manual signatures and facsimile printing of seal
35.5
The Directors may determine that either or both of the following applies:

(a)
that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction; and/or

(b)
that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution
35.6
If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the Director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

36
Officers

36.1
Subject to these Articles, the Directors may from time to time appoint any person, whether or not a Director of the Company, to hold the office of the chairman of the board of Directors (which, pursuant to the Director Nomination Agreement, shall be the Executive Chairman of the Company except as otherwise provided therein), the Chief Executive Officer, the President, the Chief Financial Officer, one or more Vice Presidents or such other Officers as

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the Directors may think necessary for the administration of the Company, for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit.
36.2
The appointee must consent in writing to holding that office.

36.3
Any appointment of a Director to an executive office shall terminate if he ceases to be a Director but without prejudice to any claim for damages for breach of any agreement relating to the provision of the services of such Director.

36.4
Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of Directors.

36.5
If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman or the Directors may nominate one of their number to act in place of the chairman should he ever not be available.

36.6
Subject to the provisions of the Law and Article 36.7, the Directors may also appoint any person, who need not be a Director, as Secretary, for such period and on such terms, including as to remuneration, as they think fit.

36.7
The Secretary must consent in writing to holding that office.

36.8
A Director, Secretary or other Officer of the Company may not hold office, or perform the services, of auditor.

37
Register of Directors and Officers

The Company shall cause to be kept in one or more books at its office a Register of Directors in which there shall be entered the full names and addresses of the Directors and such other particulars as required by the Law.
38
Capitalisation of profits

Capitalisation of profits or of any stated capital account or capital redemption reserve
Subject to the Law and these Articles, the Directors may capitalise any sum standing to the credit of any of the Company’s reserve accounts (including a stated capital account or a capital redemption reserve) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power to the Directors to make such provisions as they think fit for the case of Shares becoming distributable in fractions. The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.
39
Notices

Form of notices
39.1
Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognised courier service, fees prepaid, addressed to the Member at his address as appearing in the Register of Members or, to the extent permitted by all applicable laws and regulations, by electronic

A-F-36

means by transmitting it to any electronic number or address or website supplied by the Member to the Company or by placing it on the Company’s Website, provided that, (i) with respect to notification via electronic means, the Company has obtained the Member’s prior express positive confirmation in writing to receive or otherwise have made available to him notices in such fashion, and (i) with respect to posting to Company’s Website, notification of such posting is provided to such Member. In the case of Joint Holders of a Share, all notices shall be given to that one of the Joint Holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the Joint Holders.
39.2
An affidavit of the mailing or other means of giving any notice of any general meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, shall be prima facie evidence of the giving of such notice.

39.3
Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

Signatures
39.4
A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

39.5
An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission
39.6
A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

39.7
A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Delivery of notices
39.8
Any notice or other document, if served by (a) post, shall be deemed to have been served when the letter containing the same is posted, or (b) facsimile, shall be deemed to have been served upon confirmation of successful transmission, or (c) recognised courier service, shall be deemed to have been served when the letter containing the same is delivered to the courier service and in proving such service it shall be sufficient to provide that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier, or (d) electronic means as provided herein shall be deemed to have been served and delivered on the day on which it is successfully transmitted or at such later time as may be prescribed by any applicable laws or regulations.

Giving notice to a deceased or bankrupt Member
39.9
Any notice or document delivered or sent to any Member in accordance with the terms of these Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Member as sole or Joint Holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the Share.

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Saving provisions
39.10
A Member present, either in person or by proxy, at any general meeting or at any meeting of the Members holding any class of Shares shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

39.11
Every person who becomes entitled to a Share shall be bound by any notice in respect of that Share which, before his name is entered in the register of members, has been duly given to a person from which he derives his title.

39.12
None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of Directors and written resolutions of Members.

40
Authentication of Electronic Records

Application of Articles
40.1
Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a Director or other Officer of the Company, shall be deemed to be authentic if either Article 40.2 or Article 40.4 applies.

Authentication of documents sent by Members by Electronic means
40.2
An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)
the Member or each Member, as the case may be, signed the original document, and for this purpose original document includes several documents in like form signed by one or more of those Members;

(b)
the Electronic Record of the original document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)
Article 40.7 does not apply.

40.3
For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 40.7 applies.

Authentication of document sent by the Secretary or Officers by Electronic means
40.4
An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)
the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose original document includes several documents in like form signed by the Secretary or one or more of those Officers;

(b)
the Electronic Record of the original document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)
Article 40.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.
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40.5
For example, where a sole Director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that Director unless Article 40.7 applies.

Manner of signing
40.6
For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision
40.7
A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)
believes that the signature of the signatory has been altered after the signatory had signed the original document;

(b)
believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)
otherwise doubts the authenticity of the Electronic Record of the document;

and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.
41
Information

41.1
No Member, as such, shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or other confidential or proprietary information related to the conduct of the business of the Company and which in the opinion of the Directors would not be in the interests of the members of the Company to communicate to the public.

41.2
The Directors shall be entitled (but not required, except as provided by law) to release or disclose any information in their possession, custody or control regarding the Company or its affairs to any of its Members including, without limitation, information contained in the Register of Members and transfer books of the Company.

42
Indemnity

Indemnity
42.1
To the fullest extent permitted by law, the Company shall indemnify every Director and Officer of the Company or any predecessor to the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer of the Company or any predecessor to the Company, and the successors and assigns of each of the foregoing, and may indemnify any person (other than current and former Directors and Officers) (any such Director or Officer, an Indemnified Person), out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions in connection with the Company other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual

A-F-39

fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect. Each Member agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person, or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud or wilful default which may attach to such Indemnified Person.
42.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

42.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other Officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

42.4
Neither any amendment nor repeal of these Articles set forth under this heading of Indemnity (the Indemnification Articles), nor the adoption of any provision of these Articles or Memorandum of Association inconsistent with the Indemnification Articles, shall eliminate or reduce the effect of the Indemnification Articles, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for these Indemnification Articles, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

43
Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall begin on January 1 in each year and shall end on December 31 in such year.
44
Winding up

Distribution of assets in specie
44.1
If the Company is wound up, the liquidator or the Directors, as the case may be, shall, subject to these Articles and any other sanction required by the Law, apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the number of Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the number of Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company.

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44.2
If the Company is wound up, the liquidator or the Directors, as the case may be, subject to the rights attaching to any Shares and with the sanction of a Special Resolution of the Company and any other sanction required by the Law, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator or the Directors, as the case may be, may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

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Dated the [         ] day of  [         ] 2019.
Signed for and on behalf of Onex Partners IV LP of 190 Elgin Avenue,
George Town, KY1-9005, Cayman Islands
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner
Signature of authorised signatory	Signature of authorised signatory
Print name	Print name
Signed for and on behalf of Onex Partners IV GP LP of 190 Elgin Avenue,
George Town, KY1-9005, Cayman Islands
By: Onex Partners IV GP Limited, its general partner
Signature of authorised signatory	Signature of authorised signatory
Print name	Print name
Witness to above signatures	Signature
[Address]	Print name
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Annex A-2
AMENDMENT NO. 1 TO
AGREEMENT AND PLAN OF MERGER
This Amendment No. 1 to Agreement and Plan of Merger (this “Amendment”), dated as of February 26, 2019, is entered into by and among Churchill Capital Corp, a Delaware corporation (“Acquiror”), Clarivate Analytics Plc, a public limited company organized under the laws of the Island of Jersey (“Holdings”), Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey (the “Company”), CCC Merger Sub, Inc., a Delaware corporation (“Delaware Merger Sub”), and Camelot Merger Sub (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey (“Jersey Merger Sub”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).
WITNESSETH:
WHEREAS, Acquiror, Holdings, the Company, Delaware Merger Sub and Jersey Merger Sub are parties to the Agreement and Plan of Merger, dated as of January 14, 2019 (the “Agreement”); and
WHEREAS, the parties desire to amend the Agreement as set forth herein to memorialize certain agreements reached by the parties.
NOW THEREFORE, in consideration of the premises and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
SECTION 1.01. Amendments.
(a) Each reference to “1,645,890.01” in Section 1.01 and Section 5.06 of the Agreement and in Schedule 5.06(a) of the Merger Agreement is hereby replaced with “1,646,223.01”.
(b) Schedule 1.01(b) of the Merger Agreement is hereby amended to increase the “Legal & Consulting Fees” line item (and, as a result, the “Total CCC Transaction Fees & Expenses” summary line item) by $500,000.
(c) Schedule 5.06(a) of the Merger Agreement is hereby further amended to replace the reference to “10,890.00” to “11,223.00”. The parties further acknowledge that the supplement to Schedule 5.06 of the Merger Agreement should reflect the 333 Company Shares held by the three Company Employees disclosed by the Company to Acquiror prior to the date hereof.
SECTION 1.02. Authorization. Each party hereby represents to the other parties hereto that this Amendment has been duly authorized, executed and delivered by such party in accordance with Section 13.10 of the Agreement and constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms.
SECTION 1.03. Miscellaneous.
(a) After giving effect to this Amendment, references in (x) the Agreement, (y) the Schedules to the Agreement and (z) each ancillary agreement to the Agreement to “this Agreement”, “the Agreement”, the “Merger Agreement”, “hereof”, “hereunder” or words of like import referring to the Agreement shall be deemed to refer to the Agreement as amended by this Amendment, in each case, unless the context otherwise requires.
(b) Except as amended hereby, the Agreement shall remain in full force and effect. Nothing herein shall affect, modify or limit any waiver or consent granted by any party pursuant to the Agreement.
A-2-1

(c) This Amendment may be executed in counterparts which together shall constitute a single agreement.
(d) This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
[Signature pages follow.]
A-2-2

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be duly executed as of the date hereof.
CHURCHILL CAPITAL CORP
By:
/s/ Jerre Stead

Name: Jerre Stead
Title: CEO
[Signature Page to Amendment No. 1 to Merger Agreement]
A-2-3

CLARIVATE ANALYTICS PLC
By: /s/ Paul Edwards

Name: Paul Edwards
Title: Director
CAMELOT HOLDINGS (JERSEY) LIMITED
By: /s/ Paul Edwards

Name: Paul Edwards
Title: Director
CCC MERGER SUB, INC.
By: /s/ Konstantin Gilis

Name: Konstantin Gilis
Title: President
CAMELOT MERGER SUB (JERSEY) LIMITED
By: /s/ Konstantin Gilis

Name: Konstantin Gilis
Title: Director
[Signature Page to Amendment No. 1 to Merger Agreement]
A-2-4

Annex A-3
AMENDMENT NO. 2 TO
AGREEMENT AND PLAN OF MERGER
This Amendment No. 2 to Agreement and Plan of Merger (this “Amendment”), dated as of March 29, 2019, is entered into by and among Churchill Capital Corp, a Delaware corporation (“Acquiror”), Clarivate Analytics Plc, a public limited company organized under the laws of the Island of Jersey (“Holdings”), Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey (the “Company”), CCC Merger Sub, Inc., a Delaware corporation (“Delaware Merger Sub”), and Camelot Merger Sub (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey (“Jersey Merger Sub”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Acquiror, Holdings, the Company, Delaware Merger Sub and Jersey Merger Sub are parties to the Agreement and Plan of Merger, dated as of January 14, 2019 (as amended by the Amendment No. 1 to Agreement and Plan of Merger, dated as of February 26, 2019, the “Agreement”); and
WHEREAS, the parties desire to further amend the Agreement as set forth herein to memorialize certain agreements reached by the parties.
NOW THEREFORE, in consideration of the premises and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
SECTION 1.01. Amendments.
(a) Each reference to “1,646,223.01” in Section 1.01 and Section 5.06 of the Agreement and in Schedule 5.06(a) of the Merger Agreement is hereby replaced with “1,646,023.01”.
(b) Schedule 5.06(a) of the Merger Agreement is hereby further amended to replace the reference to “11,223.00” to “11,023.00”. The parties further acknowledge that the supplement to Schedule 5.06 of the Merger Agreement should reflect the repurchase by the Company of 200 Company Shares from one Company Employee (the “Share Repurchase”).
(c) Item 1 of Schedule 8.01(c) of the Merger Agreement is hereby amended to replace the phrase “a financial advisor” with “up to four financial advisors”.
(d) Exhibit E to the Merger Agreement is hereby replaced in its entirety with the form of Tax Receivable Agreement attached as Attachment 1 to this Amendment.
SECTION 1.02. Authorization; Consent to Share Repurchase; Consent to Financial Advisors. Each party hereby represents to the other parties hereto that this Amendment has been duly authorized, executed and delivered by such party in accordance with Section 13.10 of the Agreement and constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms. Acquiror hereby consents to the Share Repurchase and acknowledges and agrees that the consummation of the Share Repurchase shall not be a breach of Section 8.01(a) of the Agreement. Acquiror hereby consents to the engagement by the Company of up to four financial advisors and acknowledges and agrees that such engagement shall not be a breach of Section 5.16 or Section 8.01(a) of the Agreement.
SECTION 1.03. Miscellaneous.
(a) After giving effect to this Amendment, references in (x) the Agreement, (y) the Schedules to the Agreement and (z) each ancillary agreement to the Agreement to “this Agreement”, “the Agreement”, the “Merger Agreement”, “hereof”, “hereunder” or words of like import referring to the Agreement shall be deemed to refer to the Agreement as further amended by this Amendment, in each case, unless the context otherwise requires.
A-3-1

(b) Except as further amended hereby, the Agreement shall remain in full force and effect. Nothing herein shall affect, modify or limit any waiver or consent granted by any party pursuant to the Agreement.
(c) This Amendment may be executed in counterparts which together shall constitute a single agreement.
(d) This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
[Signature pages follow.]
A-3-2

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be duly executed as of the date hereof.
CHURCHILL CAPITAL CORP
By:
/s/ Jerre Stead

Name: Jerre Stead
Title: CEO
[Signature Page to Amendment No. 2 to Merger Agreement]
A-3-3

CLARIVATE ANALYTICS PLC
By: /s/ Paul Edwards

Name: Paul Edwards
Title: Director
CAMELOT HOLDINGS (JERSEY) LIMITED
By: /s/ Paul Edwards

Name: Paul Edwards
Title: Director
CCC MERGER SUB, INC.
By: /s/ Konstantin Gilis

Name: Konstantin Gilis
Title: President
CAMELOT MERGER SUB (JERSEY) LIMITED
By: /s/ Paul Edwards

Name: Paul Edwards
Title: Director
[Signature Page to Amendment No. 2 to Merger Agreement]
A-3-4

Annex B
Dated [           ] 2019
Companies (Jersey) Law 1991

Company Limited by Shares

AMENDED AND RESTATED Memorandum of
Association
of
Clarivate Analytics PLC

Companies (Jersey) Law 1991

Company Limited by Shares

Amended and Restated

Memorandum of Association

of

Clarivate Analytics PLC
1.
The name of the Company is Clarivate Analytics PLC.

2.
The Company is a public company limited by shares.

3.
The Company is a no par value company.

4.
The Company has unrestricted corporate capacity.

5.
The liability of each member arising from his or her holding of a share is limited to the amount (if any) unpaid on it.

6.
There is no limit on the number of shares of any class which the Company is authorised to issue.

We, the subscribers to this memorandum of association, wish to form a company in accordance with this memorandum; and we agree to take the number of shares in the capital of the Company shown below.
Dated the [         ] day of  [         ], 2019
Signed for and on behalf of Onex Partners IV LP of 190 Elgin Avenue,
George Town, KY1-9005, Cayman Islands
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner
Signature of authorised signatory	Signature of authorised signatory
Print name	Print name
Number of shares: 1
Signed for and on behalf of Onex Partners IV GP LP of 190 Elgin Avenue,
George Town, KY1-9005, Cayman Islands
By: Onex Partners IV GP Limited, its general partner
Signature of authorised signatory	Signature of authorised signatory
Print name	Print name
Number of shares: 1
Witness to above signatures	Signature
[Address]	Print name

Dated [           ], 2019
Companies (Jersey) Law 1991

Company Limited by Shares

AMENDED AND RESTATED
Articles of Association
of
Clarivate Analytics PLC

Companies (Jersey) Law 1991

Company Limited by Shares

Amended and Restated

Articles of Association

of

Clarivate Analytics PLC
1
Definitions, interpretation and exclusion of Standard Table

Definitions
1.1
In these Articles, unless otherwise defined, the defined terms shall have the meanings assigned to them as follows:

Affiliate means:
(a)
in the case of a natural person, such person’s parents, parents-in-law, spouse, children or grandchildren, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by such person or any of the foregoing, and

(b)
in the case of a corporation, partnership or other entity or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

The term control shall mean the ownership, directly or indirectly, of shares possessing more than fifty per cent (50%) of the voting power of the corporation, or the partnership or other entity (other than, in the case of a corporation, shares having such power only by reason of the happening of a contingency), or having the power to control the management or elect a majority of members to the board of directors or equivalent decision-making body of such corporation, partnership or other entity; provided that the Company and its subsidiaries shall not be considered Affiliates of the Onex Shareholders, the Baring Shareholders or the Designated Shareholder.
Articles means, as appropriate:
(a)
these Articles of Association as amended from time to time; or

(b)
two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles;
Baring Shareholder Designee means an individual elected to the board of Directors that has been nominated by the Baring Shareholders pursuant to the Shareholders Agreement;
Baring Shareholders means the Baring Shareholders, as such term is defined in the Shareholders Agreement;
Business Day means a day, excluding Saturdays or Sundays, on which banks in New York, New York, United States of America and the Island are open for general banking business throughout their normal business hours;
Commission means the Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act;
Company means the above-named company;
Company’s Website means the website of the Company, the address or domain name of which has been notified to Members;

Controlled Company has the meaning given to it in the rules of the Designated Stock Exchange;
Default Rate means 3% (three per cent) per annum over the base rate of the Bank of England from time to time;
Designated Shareholder means the Designated Shareholder, as such term is defined in the Director Nomination Agreement;
Designated Shareholder Designee means an individual elected to the board of Directors that has been nominated by the Designated Shareholder pursuant to the relevant Director Nomination Agreement;
Designated Stock Exchange means the New York Stock Exchange or any other stock exchange or automated quotation system on which the Company’s securities are then traded;
Director Nomination Agreement means the director nomination agreement to be entered into by and between the Company and the Designated Shareholder, as amended from time to time;
Directors means the directors of the Company for the time being, or as the case may be, the Directors assembled as a board or as a committee thereof;
Dividend means any dividend (whether interim or final) resolved to be paid on Shares pursuant to these Articles;
Electronic has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
electronic communication means electronic transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by not less than a majority vote of the Directors;
Electronic Record has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
Electronic Signature has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
Exchange Act means the United States Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;
Exemption Order means the Companies (Transfers of Shares – Exemptions) (Jersey) Order 2014;
Fully Paid and Paid Up means that the agreed issue price for a Share has been fully paid or credited as paid in money or money’s worth;
Island means Jersey, Channel Islands;
Joint Holders means two or more persons registered as the holders of a Share or Shares or who are jointly entitled to a Share or Shares by reason of the death or bankruptcy of the registered holder.
Law means the Companies (Jersey) Law 1991;
Market Price means for any given day, the price quoted in respect of the Ordinary Shares on the Designated Stock Exchange of the close of trading on such day, or if such day is not a date on which the Designated Stock Exchange is open, then the close of trading on the previous trading day;
Member means any person or persons entered on the register of members from time to time as the holder of a Share;

Memorandum means the Memorandum of Association of the Company as amended from time to time;
month means a calendar month;
Nominating Member means (i) the Member providing the notice of the nomination proposed to be made at a general meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at any general meeting is made, and (iii) any affiliate or associate of such stockholder or beneficial owner;
Officer means a person appointed to hold an office in the Company; and the expression includes a director or liquidator, but does not include the Secretary;
Onex Shareholder Designee means an individual elected to the board of Directors that has been nominated by the Onex Shareholders pursuant to the Shareholders Agreement;
Onex Shareholders means the Onex Shareholders, as such term is defined in the Shareholders Agreement;
Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote. The expression also includes a written resolution signed by or on behalf of a simple majority of the Members who, at the date when the resolution is deemed to be passed, would be entitled to vote on the resolution if it were proposed at a meeting;
Ordinary Shares means an Ordinary Share in the capital of the Company of no par value designated as Ordinary Shares, and having the rights provided for in these Articles;
PDF means Portable Document Format;
Preferred Shares means shares in the capital of the Company of no par value designated as Preferred Shares, and having the rights provided for in these Articles;
Register of Members means the register maintained by the Company in accordance with Article 41 of the Law or any modification or re-enactment thereof for the time being in force;
Registered Office means the registered office for the time being of the Company;
Regulations means the Companies (Uncertificated Securities) (Jersey) Order 1999 including any modification or re-enactment of them for the time being in force;
Seal means the common seal of the Company including any facsimile thereof;
Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;
Securities Act means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;
Share means a share in the share capital of the Company, and the expression:
(a)
includes stock (except where a distinction between shares and stock is expressed or implied); and

(c)
where the context permits, also includes a fraction of a share;

Shareholder Group has the meaning given in the Director Nomination Agreement.
Shareholders Agreement means the Amended and Restated Shareholders Agreement to be entered into by and among the Company, the Onex Shareholders, the Baring Shareholders and the other parties thereto, as amended from time to time;

signed means a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication;
Special Resolution has the meaning given to that term in the Law. The expression also includes a written resolution signed by or on behalf of the requisite majority of Members required for the passing of a Special Resolution who, at the date when the resolution is deemed to be passed, would be entitled to vote on the resolution if it were proposed at a meeting;
subsidiary has the meaning given to that term in Article 2 of the Law;
Treasury Share means a share held in the name of the Company as a treasury share in accordance with the Law; and
year means a calendar year.
Interpretation
1.2
In these Articles, save where the context requires otherwise:

(a)
words importing the singular number shall include the plural number and vice versa;

(b)
words importing the masculine gender only (i.e., he and his) shall include the feminine gender (i.e., her and hers) and shall include references to entities without gender (i.e., it and its);

(c)
a reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency;

(d)
may shall be construed as permissive and “shall” shall be construed as imperative;

(e)
a reference to a dollar or dollars (or $) is a reference to dollars of the United States of America;

(f)
references to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(g)
any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
written and in writing means all modes of representing or reproducing words in visible form, including in the form of an electronic record and any requirements as to delivery under these Articles include delivery in the form of an electronic record; where used in connection with a notice served by the Company on Members or other persons entitled to receive notices hereunder, such writing shall also include a record maintained in an electronic medium which is accessible in visible form so as to be useable for subsequent reference;

(i)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect;

(j)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share;

(k)
headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity;

(l)
where a word or phrase is given a defined meaning, another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning; and

(m)
all references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

Exclusion of Standard Table
1.3
The regulations contained in the Standard Table adopted pursuant to the Companies (Standard Table) (Jersey) Order 1992 and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

Shareholders Agreement and Director Nomination Agreement
1.4
Notwithstanding any provision of these Articles to the contrary, each of the Onex Shareholders, the Baring Shareholders and the Designated Shareholder shall have the respective rights set forth in the Shareholders Agreement or the Director Nomination Agreement, as applicable.

2
Shares

Power to issue Shares and options, with or without special rights
2.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting), the Directors may, in their absolute discretion and without approval of the holders of Ordinary Shares, allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise, any or all of which may be greater than the powers and rights associated with the Ordinary Shares, to such persons, at such times and on such other terms as they think proper, which shall be conclusively evidenced by their approval of the terms thereof, and may also (subject to the Law and these Articles) vary such rights.

2.2
The Company shall not issue Shares in bearer form and shall only issue Shares as fully paid.

Power to issue fractions of a Share
2.3
Subject to the Law, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities, limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Capital contributions without issue of further Shares
2.4
With the consent of a Member, the Directors may accept a voluntary contribution from that Member without issuing Shares in return. If the Directors agree to accept a voluntary contribution from a Member, the Directors shall resolve whether that contribution shall be treated as an addition to the stated capital account of the Company or to a general reserve of the Company (it being understood that the contribution is not provided by way of loan).

Limit on the number of Joint Holders
2.5
In respect of a Share, the Company shall not be required to enter the names of more than four Joint Holders in the register of members of the Company.

2.6
If two or more persons are registered as Joint Holders of a Share, then any one of those Joint Holders may give effectual receipts for moneys payable in respect of that Share.

Treasury Shares
2.7
From time to time, the Company may hold its own Shares as treasury shares and the Directors may sell, transfer or cancel any treasury shares in accordance with the Law. For the avoidance of doubt, the Company shall not be entitled to vote or receive any distributions in respect of any treasury shares held by it.

3
Ordinary Shares

3.1
The holders of the Ordinary Shares shall be:

(a)
entitled to dividends in accordance with the relevant provisions of these Articles;

(b)
entitled to and are subject to the provisions in relation to winding up of the Company provided for in these Articles; and

(c)
entitled to attend general meetings of the Company and shall be entitled to one vote for each Ordinary Share registered in the name of such holder in the Register of Members, both in accordance with the relevant provisions of these Articles.

3.2
All Ordinary Shares shall rank pari passu with each other in all respects.

4
Preferred Shares

4.1
Preferred Shares may be issued from time to time in one or more series, each of such series to have such voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed, or in any resolution or resolutions providing for the issue of such series adopted by the Directors as hereinafter provided.

4.2
Authority is hereby granted to the Directors, subject to the provisions of the Memorandum, these Articles and applicable law, to create one or more series of Preferred Shares and, with respect to each such series, to fix by resolution or resolutions, without any further vote or action by the Members of the Company providing for the issue of such series:

(a)
the number of Preferred Shares to constitute such series and the distinctive designation thereof;

(b)
the dividend rate on the Preferred Shares of such series, the dividend payment dates, the periods in respect of which dividends are payable (Dividend Periods), whether such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

(c)
whether the Preferred Shares of such series shall be convertible into, or exchangeable for, Shares of any other class or classes or any other series of the same or any other class or classes of Shares and the conversion price or prices or rate or rates, or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided in such resolution or resolutions;

(d)
the preferences, if any, and the amounts thereof, which the Preferred Shares of such series shall be entitled to receive upon the winding up of the Company;

(e)
the voting power, if any, of the Preferred Shares of such series;

(f)
transfer restrictions and rights of first refusal with respect to the Preferred Shares of such series; and

(g)
such other terms, conditions, special rights and provisions as may seem advisable to the Directors.

4.3
Notwithstanding the fixing of the number of Preferred Shares constituting a particular series upon the issuance thereof, the Directors at any time thereafter may authorise the issuance of additional Preferred Shares of the same series subject always to the Law and the Memorandum.

4.4
No dividend shall be declared and set apart for payment on any series of Preferred Shares in respect of any Dividend Period unless there shall likewise be or have been paid, or declared and set apart for payment, on all Preferred Shares of each other series entitled to cumulative dividends at the time outstanding which rank senior or equally as to dividends with the series in question, dividends rateably in accordance with the sums which would be payable on the said Preferred Shares through the end of the last preceding Dividend Period if all dividends were declared and paid in full.
4.5
If, upon the winding up of the Company, the assets of the Company distributable among the holders of any one or more series of Preferred Shares which (a) are entitled to a preference over the holders of the Ordinary Shares upon such winding up and (b) rank equally in connection with any such distribution shall be insufficient to pay in full the preferential amount to which the holders of such Preferred Shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preferred Shares rateably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

5
Register of Members and share certificates

Issue of share certificates
5.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Law.

5.2
Subject to and to the extent permitted by the Law, the Company, or the Directors on behalf of the Company, may cause to be kept and maintained in any country, territory or place, a branch register of Members resident in such country, territory or place, and the Company may, or the Directors on behalf of the Company may, make and vary such regulations as it or they may think fit regarding the keeping of any such branch register.

5.3
Upon being entered in the register of members as the holder of a Share, a Member shall, subject to Article 5.8, be entitled:

(a)
without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)
upon payment of such reasonable sum as the Directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

5.4
Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the Directors determine.

5.5
The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one Joint Holder shall be a sufficient delivery to all of them.

5.6
All certificates for Shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Member’s registered address as appearing in the Register of Members. Every share certificate sent in accordance with these Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

Renewal of lost or damaged share certificates
5.7
If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)
evidence;

(b)
indemnity;

(c)
payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)
payment of a reasonable fee, if any, for issuing a replacement share certificate;

as the Directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.
Uncertificated shares
5.8
Subject to Article 5.9, at any time the Shares are listed on the Designated Stock Exchange (provided that the Designated Stock Exchange remains an “approved stock exchange” (as defined in the Exemption Order)), the Company shall not be required to (although may, in its absolute discretion choose to), provide a share certificate in accordance with Article 5.3.

5.9
Following a written request at any time from a Member to the Company requesting a share certificate in respect of Shares held by that Member, the Company shall, within 2 months of receipt by the Company of that written request, complete and have ready for delivery the certificate of such Shares in respect of which the request was made unless the conditions of allotment of the Shares otherwise provide.

6
Reserved

7
Transfer of shares

Form of transfer
7.1
Subject to these Articles (including Article 7.8), any agreement between a Member and the Company, and the rules or regulations of the Designated Stock Exchange or any relevant securities laws (including, but not limited to the Exchange Act), any Member may transfer all or any of his Shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors acting reasonably and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.

7.2
The instrument of transfer shall be executed by or on behalf of the transferor. Without prejudice to the last preceding Article, the Directors may also resolve, either generally or in any particular case, upon request by the transferor or transferee to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the Share until the name of the transferee in entered into the Register of Members in respect thereof.

Power to refuse registration
7.3
The Directors may decline to recognise any instrument of transfer unless:

(a)
the instrument of transfer is in respect of only one class of Share;

(b)
the instrument of transfer is lodged at the Registered Office or such other place as the Register of Members is kept in accordance with the Law accompanied by the relevant share certificate(s) (if any) or such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do); and

(c)
the instrument of transfer is duly and properly signed and endorsed or accompanied by the share certificates in respect of the relevant Shares or an indemnity.

Notice of refusal to register
7.4
If the Directors refuse to register a transfer of a Share, they must send notice of their refusal to the existing Member within two months after the date on which the transfer was lodged with the Company.

Fee, if any, payable for registration
7.5
If the Directors so decide, the Company may charge a reasonable fee for the registration of any instrument of transfer or other document relating to the title to a Share.

Company may retain instrument of transfer
7.6
The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the Directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

Transfer to branch register
7.7
The Directors in so far as permitted by any applicable law and rules of the Designated Stock Exchange may, in their absolute discretion, at any time and from time to time transfer any Share upon the Register of Members to any branch register or any Share on any branch register to the Register of Members or any other branch register. In the event of any such transfer, the Member requesting such transfer shall bear the cost of effecting such transfer unless the Directors otherwise determine.

Holding of Shares through Direct Registration System
7.8
At any time any of the Shares are listed on the Designated Stock Exchange (provided that the Designated Stock Exchange remains an approved stock exchange (as defined in the Exemption Order)), a transfer of such Shares is exempt from the provisions of Article 42(1) of the Law requiring an instrument of transfer to be delivered to the Company where the following conditions are met in respect of such transfer:

(a)
the transfer is made:

(i)
to or from an approved central securities depository (as defined in the Exemption Order), or

(ii)
by means of a computer system (as defined in the Exemption Order); and

(b)
the transfer is in accordance with the relevant laws (as defined in the Exemption Order) applicable to, and relevant rules and regulations of, the Designated Stock Exchange.

8
Redemption, Purchase and Surrender of Shares, Treasury Shares

8.1
Subject to the provisions, if any, in these Articles, the Memorandum, applicable law, including the Law, and the rules of the Designated Stock Exchange, the Company may:

(a)
issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as the Directors may, before the issue of such Shares, determine; and

(b)
purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member, provided that the manner of purchase is in accordance with any applicable requirements imposed from time to time by the Commission or the Designated Stock Exchange.

8.2
The Company may make a payment in respect of the redemption or purchase of Shares in any manner authorised by the Law, including out of capital, profits or the proceeds of a fresh issue of Shares.

8.3
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

8.4
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

Power to pay for redemption or purchase in cash or in specie
8.5
When making a payment in respect of the redemption or purchase of Shares, the Directors may make the payment in cash or in specie (or partly in one way and partly in the other way).

Effect of redemption or purchase of a Share
8.6
Upon the date of redemption or purchase of a Share:

(a)
the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)
the applicable payment for the Share; and

(ii)
any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)
the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)
the Share shall be cancelled or become a Treasury Share.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase occurs.
9
Variation of Rights Attaching to Shares

9.1
If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the sanction of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of these Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

9.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

9.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking in priority to or pari passu therewith.

10
Commission on Sale of Shares

The Company may, in so far as the Law permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

11
Non-Recognition of Trusts

Except as required by law:
(a)
no person shall be recognised by the Company as holding any Share on any trust; and

(b)
no person other than the Member shall be recognised by the Company as having any right in a Share.

12
Transmission of Shares

Persons entitled on death of a Member
12.1
If a Member dies, the survivor or survivors (where he was a Joint Holder) or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

Registration of transfer of a Share following death or bankruptcy
12.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy, liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy, liquidation or dissolution, as the case may be.

Indemnity
12.3
The Directors may require a person registered as a Member by reason of the death or bankruptcy of another Member to indemnify the Company and the Directors against any loss or damage suffered by the Company or the Directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy
12.4
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to these Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

13
Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital
13.1
To the fullest extent permitted by the Law, the Company may by Special Resolution do any of the following (and amend its Memorandum and its Articles for that purpose):

(a)
increase or reduce the number of Shares that it is authorised to issue;

(b)
consolidate all or any of the Shares (whether issued or not) into fewer shares; or

(c)
divide all or any of the Shares (whether issued or not) into more shares.

13.2
All new Shares created hereunder shall be subject to the same provisions with reference to the payment of liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

Reducing share capital
13.3
Subject to the Law and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

Sale of fractions of Shares
13.4
Whenever, as a result of a consolidation or division of Shares, any Members would become entitled to fractions of a Share, the Directors may, in their absolute discretion, on behalf of those Members, sell the Shares representing the fractions for (i) the Market Price on the date of such consolidation or division, in the case of any shares listed on a Designated Stock Exchange, and (ii) the best price reasonably obtainable by the Company, in the case of any shares not listed on a Designated Stock Exchange, and distribute the net proceeds of sale in due proportion among those Members, and the Directors may authorise (and the relevant Member hereby authorises) any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

14
Closing Register of Members or Fixing Record Date

14.1
The Directors shall prepare, or cause to be prepared, at least ten (10) days before every general meeting, a complete list of the Members entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each Member and the number of Shares registered in the name of each Member. Such list shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the principal executive office of the Company. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

14.2
The Directors, in accordance with the Law, may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, attend or to vote at a meeting of the Members or any adjournment thereof, or for the purpose of determining those Members that are entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

14.3
If no record date is fixed for the determination of Members entitled to receive notice of, attend or to vote at a meeting of Members or those Members that are entitled to receive payment of a Dividend or other distribution, the record date for such determination of Members shall be, subject to the Law, at the close of business on the Business Day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

15
General Meetings

Power to call meetings
15.1
The Directors may call a general meeting at any time.

15.2
If there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, the Directors must call a general meeting for the purpose of appointing additional Directors.

15.3
The Directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

15.4
The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

15.5
The requisition must also:

(a)
specify the objects of the meeting;

(b)
be signed by or on behalf of the requisitioners. The requisition may consist of several documents in like form signed by one or more of the requisitioners; and

(c)
be deposited at the Company’s registered office in accordance with the notice provisions.

15.6
Should the Directors fail to call a general meeting within 21 days from the date of deposit of a requisition to be held within 2 months of that date, the requisitioners or any of them representing more than one half of the total voting rights of all of them, may call a general meeting to be held within three months from that date.

15.7
Without limitation to the foregoing, if there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional Directors.

15.8
If the Members call a meeting under the above Articles, the Company shall reimburse their reasonable expenses.

Annual general meetings
15.9
The Company shall hold annual general meetings unless otherwise dispensed with in accordance with the Law. The first annual general meeting shall be held within a period of 18 months of the Company’s incorporation and thereafter at least once in every calendar year. Not more than 18 months may elapse between one annual general meeting and the next.

Content of notice
15.10
Notice of a general meeting shall specify each of the following:

(a)
the place, the date and the time of the meeting;

(b)
if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)
subject to Articles 15.10(d) and 15.20, the general nature of the business to be transacted;

(d)
if a resolution is proposed as a Special Resolution, the text of that resolution; and

(e)
in the case of an annual general meeting, that the meeting is an annual general meeting.

15.11
In each notice, there shall appear with reasonable prominence the following statements:

(a)
that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)
that a proxy need not be a Member.

Period of notice
15.12
A general meeting, including an annual general meeting, shall be called by at least 14 clear days’ notice (but not more than sixty (60) calendar days’ notice). A meeting, however, may be called on shorter notice if it is so agreed:

(a)
in the case of an annual general meeting, by all the Members entitled to attend and vote at that meeting; and

(b)
in the case of any other meeting, by a majority in number of the Members having a right to attend and vote at that meeting, being a majority together holding not less than:

(i)
95% where a Special Resolution is to be considered; or

(ii)
90% for all other meetings;

of the total voting rights of the Members who have that right.
Persons entitled to receive notice
15.13
Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)
the Members;

(b)
persons entitled to a Share in consequence of the death or bankruptcy of a Member;

(c)
the Directors;

(d)
the Company’s auditor (if any); and

(e)
persons entitled to vote in respect of a Share in consequence of the incapacity of a Member.

Publication of notice on a website
15.14
Subject to the Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)
the publication of the notice on the website;

(b)
the address of the website;

(c)
the place on the website where the notice may be accessed;

(d)
how it may be accessed; and

(e)
the place, date and time of the general meeting.

15.15
If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member in writing or by any other means permitted by these Articles but this will not affect when that Member is deemed to have been given notice of the meeting.

Time a website notice is deemed to be given
15.16
A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website
15.17
Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice
15.18
Proceedings at a meeting shall not be invalidated by the following:

(a)
an accidental failure to give notice of the meeting or an instrument of proxy to any person entitled to notice; or

(b)
non-receipt of notice of the meeting or an instrument of proxy by any person entitled to notice.

15.19
In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)
in a different place on the website; or

(b)
for only part of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

Notice of other business
15.20
No business may be transacted at any general meeting, other than business that is either (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Directors (or any duly authorised committee thereof) or pursuant to a requisition of a meeting by Members in accordance with Article 15.3, (B) otherwise properly brought before an annual general meeting by or at the direction of the Directors (or any duly authorised committee thereof) or (C) otherwise properly brought before an annual general meeting by any Member of the Company who (1) is a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting and (2) complies with the notice procedures set forth in this Article.

(a)
In addition to any other applicable requirements, for business to be brought properly before an annual general meeting by a Member, such Member must have given timely notice thereof in proper written form to the Secretary of the Company and comply with Article 15.20(c) and (f).

(b)
All notices of general meetings shall be sent or otherwise given in accordance with this Article not less than fourteen (14) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of an extraordinary general meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual general meeting, those matters which the Directors, at the time of giving the notice, intend to present for action by the members (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which Directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Directors intend to present for election.

(c)
For matters other than for the nomination for election of a Director to be made by a Member, to be timely such Member’s notice shall be delivered to the Company at the principal executive offices of the Company not less than ninety (90) days and not more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual general meeting; provided, however, that if the Company’s annual general meeting occurs on a date more than thirty (30) days earlier or later than the Company’s prior year’s annual general meeting, then the Directors shall determine a date a reasonable period prior to the Company’s annual general meeting by which date the Members notice must be delivered and publicise such date in a filing pursuant to the Exchange Act, or via press release. Such publication shall occur at least fourteen (14) days prior to the date set by the Directors. Subject to the terms of the Shareholders Agreement and the Director Nomination Agreement, as applicable, the Onex Shareholders, the Baring Shareholders and the Designated Shareholder shall have the right (but not the obligation) to nominate at any time the persons to be elected to the board of Directors which the Onex Shareholders, the Baring Shareholders or the Designated Shareholder, as applicable, are entitled to nominate to the board of Directors pursuant to the terms of the Shareholders Agreement or the Director Nomination Agreement, as applicable, in accordance with the provisions of these Articles for the election of Directors.
(d)
To be in proper written form, a Member’s notice to the Company must set forth as to such matter such Member proposes to bring before the annual general meeting:

(i)
a reasonably brief description of the business desired to be brought before the annual general meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual general meeting;

(ii)
the name and address, as they appear on the Company’s Register of Members, of the Member proposing such business and any Member Associated Person (as defined below);

(iii)
the class or series and number of Shares of the Company that are held of record or are beneficially owned by such Member or any Member Associated Person and any derivative positions held or beneficially held by the Member or any Member Associated Person;

(iv)
whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such Member or any Member Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such Member or any Member Associated Person with respect to any securities of the Company;

(v)
any material interest of the Member or a Member Associated Person in such business, including a reasonably detailed description of all agreements, arrangements and understandings between or among any of such Members or between or among any proposing Members and any other person or entity (including their names) in connection with the proposal of such business by such Member; and

(vi)
a statement as to whether such Member or any Member Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting Shares required under applicable law and the rules of the Designated Stock Exchange to carry the proposal.

For purposes of this Article 15.20(d), a Member Associated Person of any Member shall mean (x) any Affiliate of, or person acting in concert with, such Member; (y) any beneficial owner of Shares of the Company owned of record or beneficially by such Member and on whose behalf the proposal or nomination, as the case may be, is being made; or (z) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (x) and (y).
(e)
In addition to any other applicable requirements and subject to Article 1.4, for a nomination for election of a Director to be made by a Member of the Company

(other than Directors to be nominated by any series of Preferred Shares, voting separately as a class), such Member must (i) be a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting; (ii) on each such date beneficially own more than 15% of the issued Ordinary Shares (unless otherwise provided in the Exchange Act or the rules and regulations of the Commission); and (iii) have given timely notice thereof in proper written form to the Secretary of the Company. If a Member is entitled to vote only for a specific class or category of Directors at a meeting of the Members, such Member’s right to nominate one or more persons for election as a Director at the meeting shall be limited to such class or category of Directors.
(f)
To be timely for purposes of Article 15.20(e), a Member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) nor more than one hundred twenty (120) days prior to the meeting; provided, however, that in the event less than one hundred thirty (130) days’ notice or prior public disclosure of the date of the meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

(g)
To be in proper written form for purposes of Article 15.20(f), a Member’s notice to the Secretary must set forth:

(i)
as to each Nominating Member:

(A)
the information that is requested in Article 15.20(d)(ii)-(d)(vi); and

(B)
any other information relating to such Member that would be required to be disclosed pursuant to any applicable law and rules of the Commission or of the Designated Stock Exchange; and

(ii)
as to each person whom the Member proposes to nominate for election as a Director:

(A)
all information that would be required by Article 15.20(d)(ii)-(d)(vi) if such nominee was a Nominating Member, except such information shall also include the business address and residence address of the person;

(B)
the principal occupation or employment of the person;

(C)
all information relating to such person that is required to be disclosed in solicitations of proxies for appointment of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or any successor provisions thereto, and any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of the Commission or of the Designated Stock Exchange; and

(D)
a description of all direct and indirect compensation and other material monetary arrangements and understandings during the past three years, and any other material relationship, between or among any Nominating Member and its Affiliates and associates, on the one hand, and each proposed nominee, his respective Affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the Exchange Act if such Nominating Member were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected. The Company may require any proposed nominee to furnish such other information as may be reasonably required by the Company to determine the eligibility of such proposed nominee to serve as an independent Director of the Company in accordance with the rules of the Designated Stock Exchange.
(h)
Unless otherwise provided by (i) the terms of these Articles, (ii) any series of Preferred Shares or (iii) the agreements set forth in Article 15.20(c) or (iv) any other agreement among Members or other agreement, in the case of this clause (iv), approved by the Directors, only persons who are nominated in accordance with the procedures set forth above, shall be eligible to serve as Directors. If the chairman of a general meeting determines that a proposed nomination was not made in compliance with these Articles, he or she shall declare to the general meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Nominating Member (or a qualified representative of the Nominating Member) does not appear at the general meeting to present the nomination, such nomination shall be disregarded.

(i)
Notwithstanding anything herein to the contrary, the Onex Shareholders, the Baring Shareholders and the Designated Shareholder, as applicable, shall not be required to comply with the advance notice or 15% ownership threshold requirements, as applicable, set forth in Articles 15.20(c) and 15.20(e) for so long as the Onex Shareholders, the Baring Shareholders or the Designated Shareholder, as applicable, are entitled to nominate one or more Directors pursuant to the Shareholders Agreement or the Board Nomination Agreement, as applicable, but shall provide any such notice to the Company at least fourteen (14) days prior to the applicable general meeting.

15.21
The Directors will ensure that the Onex Shareholder Designees, the Baring Shareholder Designees and the Designated Shareholder Designees nominated in accordance with Article 1.4 are included in the notice of meeting for the next available annual general meeting or any extraordinary general meeting at which Directors are to be elected, noting that a general meeting will only be the next available annual general meeting if the advance notice requirements of these Articles can be complied with.

15.22
Subject to the other provisions of these Articles, the Company may by Ordinary Resolution appoint any person to be a Director.

15.23
Subject to these Articles, a Director shall hold office until the expiry of his or her term as contemplated by Article 20.2 or, until such time as he or she vacates office in accordance with Article 26.1.

15.24
No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in this Article. If the chairman of an annual general meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. This Article 15 shall not apply to any nomination of a Director (a) in an election in which only the holders of one or more series of Preferred Shares of the Company are entitled to vote (unless otherwise provided in the terms of such series of Preferred Shares) or (b) pursuant to Article 21.4.

16
Proceedings at meetings of Members

Quorum
16.1
No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. Members holding in aggregate not less than a simple majority of all voting share capital of the Company in issue present in person or by proxy and entitled to vote shall be a quorum, provided that the minimum quorum for any meeting shall be two Members entitled to vote.
Use of technology
16.2
A person may not participate at a general meeting by conference telephone or other communications equipment.

Lack of quorum
16.3
If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)
if the meeting was requisitioned by Members entitled to vote, it shall be cancelled; or

(b)
in any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the Directors.

Adjournment
16.4
When a meeting is adjourned to another time and place, unless these Articles otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

16.5
A determination of the Members of record entitled to notice of or to vote at a general meeting shall apply to any adjournment of such meeting unless the Directors fix a new record date for the adjourned meeting, but the Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

Chairman
16.6
The chairman of the board of Directors shall preside as chairman at every general meeting of the Company. If at any meeting the chairman of the board of Directors is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Directors present shall elect one of their number as chairman of the meeting or if all the Directors present decline to take the chair, the Members present shall choose one of their own number to be the chairman of the meeting.

Right of a director or auditor’s representative to attend and speak
16.7
Even if a Director or a representative of the auditor (if any) is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares.

Method of voting
16.8
All resolutions put to the vote of the meeting shall be decided on a poll. Each Member shall have one vote for each Share he holds which confers the right to receive and vote on a resolution put to the vote of a meeting, unless any Share carries special voting rights.

Taking of a poll
16.9
A poll on any question shall be taken immediately.

16.10
A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll.

Chairman does not have casting vote
16.11
In the case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote.

Written resolutions
16.12
For so long as the Onex Shareholders and the Baring Shareholders, collectively, beneficially own (directly or indirectly) Shares representing a majority of the issued and outstanding Shares, Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)
all Members entitled to vote must receive (including by way of electronic communication):

(i)
a copy of the resolution; and

(ii)
a statement informing the Members:

(A)
how to signify agreement to the resolution; and

(B)
as to the date by which the resolution must be passed if it is not to lapse (or if no date is given the resolution shall lapse 28 days after the circulation date);

(b)
the specified majority of Members entitled to vote (for which purpose, and for the purposes of Article 95(1C) of the Law, specified majority shall mean the majority of Members who would be required to pass the relevant resolution at a duly convened and held meeting of Members at which all Members were present and voting on a poll):

(i)
sign a document; or

(ii)
sign several documents in the like form each signed by one or more of those Members; and

(c)
the signed document or documents is or are delivered to the Company at the place and by the time nominated by the Company in the notice of the resolution including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of all Members entitled to vote duly convened and held.
16.13
Each Member shall have one vote for each Share he holds which confers the right to receive and vote on a written resolution and unless the resolution in writing signed by the Member is silent, in which case all Shares held are deemed to have been voted, the number of Shares specified in the resolution in writing shall be deemed to have been voted.

16.14
If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

17
Voting rights of members

Right to vote
17.1
Unless their Shares carry no right to vote, or unless an amount presently payable has not been paid, all Members are entitled to vote at a general meeting and all Members holding Shares of a particular class are entitled to vote at a meeting of the holders of that class of Shares (whether present in person or by proxy).

17.2
Members may vote in person or by proxy.

17.3
A Member who is entitled to vote shall have one vote for each Share he holds, unless any Share carries special voting rights.

17.4
A fraction of a Share carrying the right to vote shall entitle its holder to an equivalent fraction of one vote.

17.5
No Member is bound to vote all its Shares or any of them, nor is he bound to vote each of his Shares in the same way.

17.6
No Member shall be entitled to vote at any general meeting unless all sums presently payable by such Member in respect of Shares in the Company have been paid.

Rights of Joint Holders
17.7
If Shares are held jointly, only one of the Joint Holders may vote. If more than one of the Joint Holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of members shall be accepted to the exclusion of the votes of the other Joint Holders.

Member with mental disorder
17.8
A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Island or elsewhere) in matters concerning mental disorder may vote by that Member’s receiver, curator bonis or other person authorised or appointed by that court.

17.9
For the purpose of the preceding Article, evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes
17.10
An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy
17.11
An instrument appointing a proxy shall be in any common form or in any other form approved by the Directors. A Member may appoint more than one proxy to attend on the same occasion.

17.12
The instrument must be in writing and signed in one of the following ways:

(a)
by the Member;

(b)
by the Member’s authorised attorney; or

(c)
if the Member is a corporation or other body corporate, under seal or signed by a duly authorised signatory (including an authorised officer, secretary or attorney).

If the Directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.
17.13
The Directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

17.14
A Member may revoke the appointment of a proxy by notice to the Company duly signed in accordance with Article 17.12 prior to the time specified by the Company for the revocation of proxies for the meeting or adjourned meeting, but no earlier than 48 hours prior to the meeting; (for which purpose no account shall be taken of any part of a day that is not a working day); but such revocation will not affect the validity of any acts carried out by the proxy before the Directors of the Company had actual notice of the revocation.
How and when proxy is to be delivered
17.15
Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed, or a copy of the authority certified notarially or in any other way approved by the Directors, must be delivered so that it is received by the Company prior to the time specified by the Company for voting by proxy at the meeting. They must be delivered in either of the following ways:

(a)
in the case of an instrument in writing, it must be left at or sent by post:

(i)
to the registered office of the Company; or

(ii)
to such other place within the Island specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting; or

(b)
if, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)
in the notice convening the meeting;

(ii)
in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)
in any invitation to appoint a proxy issued by the Company in relation to the meeting.

17.16
Where a poll is taken, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under Article 17.15.

17.17
If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy
17.18
A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution, a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

18
Corporations Acting by Representatives at Meeting

18.1
Save where otherwise provided, a corporate Member must act by one or more duly authorised representatives.

18.2
A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

18.3
The authorisation may be for any period of time, and must be delivered to the Company before the commencement of the meeting at which it is first used.

18.4
The Directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

18.5
Where a duly authorised representative is present at a meeting that Member is deemed to be present in person, and the acts of the duly authorised representative are personal acts of that Member.

18.6
A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company, but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the Directors of the Company had actual notice of the revocation.

19
Clearing Houses

If a clearing house or depository (or its nominee) is a Member it may, by resolution of its Directors, other governing body or authorised individual(s) or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of Members; provided that, if more than one person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such person is so authorised. A person so authorised pursuant to this provision shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual member of the Company holding the number and class of Shares specified in such authorisation.
20
Directors

20.1
The minimum number of Directors shall be two and the maximum number of Directors shall be fourteen, unless increased or decreased from time to time by the Directors or the Company in general meeting. So long as Shares are listed on the Designated Stock Exchange, the board of Directors shall include such number of  “independent directors” as the relevant rules applicable to the listing of any Shares on the Designated Stock Exchange require (subject to any applicable exceptions for Controlled Companies).

20.2
The Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall initially be assigned to each class in accordance with the Shareholders Agreement and the Director Nomination Agreement. At the first annual general meeting of Members, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of Members, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of Members, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the Directors shall shorten the term of any incumbent Director.

21
Appointment, disqualification and removal of directors

First directors
21.1
The first Directors shall be appointed in writing by the subscriber or subscribers to the Memorandum.

No age limit
21.2
There is no age limit for Directors save that they must be aged at least 18 years.

No corporate directors
21.3
A Director must be a natural person.

Appointment of directors
21.4
The Directors shall, subject to the terms of the Shareholders Agreement and the Director Nomination Agreement, applicable law and the listing rules of the Designated Stock Exchange, ensure that all individuals (i) nominated by the Barings Shareholders to be Baring Shareholder Designees, (ii) nominated by the Onex Shareholders to be Onex Shareholder Designees and (iii) nominated by the Designated Shareholder to be Designated Shareholder Designees are nominated for election as Directors at the next annual general meeting or extraordinary general meeting called for that purpose and they shall be appointed if approved by way of Ordinary Resolution at such general meeting.

21.5
With respect to any Director seat which the Baring Shareholders, Onex Shareholders and the Designated Shareholder are not entitled to nominate an individual for such seat pursuant to the Shareholders Agreement or the Director Nomination Agreement, the Directors shall have the right to nominate an individual for election as a Director at the next annual general meeting or extraordinary general meeting called for that purpose and they shall be appointed if approved by way of Ordinary Resolution at such general meeting.

21.6
No appointment can cause the number of Directors to exceed the maximum, and any such appointment shall be invalid.

Removal of directors
21.7
A Director may be removed from office by the Members by Special Resolution only for cause (“cause” for removal of a Director shall be deemed to exist only if  (a) the Director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such Director has been found by the affirmative vote of a majority of the Directors then in office at any regular or special meeting of the board of Directors called for that purpose, or by a court of competent jurisdiction, to have been guilty of wilful misconduct in the performance of such Director’s duties to the Company in a matter of substantial importance to the Company; or (c) such Director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, (which mental incompetency directly affects such Director’s ability to perform his or her obligations as a Director) at any time before the expiration of his term notwithstanding anything in these Articles or in any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement); provided that any Director who was nominated for election by the Onex Shareholders, the Baring Shareholders or the Designated Shareholder may be removed with or without cause only by the Onex Shareholders, the Baring Shareholders or the Designated Shareholder (as applicable) that have/has the right to remove such Director pursuant to the Shareholders Agreement or the Director Nomination Agreement (as applicable). In addition, a Director may be removed from office by the board of Directors by resolution made by the Directors for cause.

Filling of vacancies
21.8
A vacancy on the board of Directors may be filled only by the affirmative vote of a simple majority of the remaining Directors present and voting at a meeting of the Directors, subject to these Articles, applicable law and the listing rules of the Designated Stock Exchange, provided that if any vacancy was created by the death, resignation or removal of an Onex Shareholder Designee, Baring Shareholder Designee or Designated Shareholder Designee, then such Director shall only be replaced by the Onex Shareholders, Baring Shareholders or Designated Shareholder (as applicable) that has/have the right to replace such Director pursuant to the Shareholders Agreement or Director Nomination Agreement, and the Directors shall, subject to the terms of the Shareholders Agreement and the Director Nomination Agreement, applicable law and the listing rules of the Designated Stock Exchange, cause the vacancy caused by such death, resignation or removal to be filled, as soon as possible, by a new designee of the Onex Shareholders, the Baring Shareholders or the Designated Shareholder (as applicable) pursuant to the rights set forth in Article 1.4. A

Director appointed to fill a vacancy in accordance with this Article shall be of the same Class of Director as the Director he or she replaced and the term of such appointment shall terminate in accordance with that Class of Director.
Resignation of directors
21.9
A Director may at any time resign the office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

21.10
Unless the notice specifies a different date, the Director shall be deemed to have resigned on the date on which the notice is delivered to the Company.

Corporate governance policies
21.11
The Directors may, from time to time, and except as required by applicable law or the listing rules of the Designated Stock Exchange, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Directors on various corporate governance related matters, as the Directors shall determine by resolution from time to time.

No shareholding qualification
21.12
A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a member of the Company shall nevertheless be entitled to receive notice of and to attend and speak at general meetings of the Company and all classes of Shares of the Company.

22
Reserved

23
Directors’ Fees and Expenses

23.1
The Directors may receive such remuneration as the Directors may from time to time determine. The Directors may be entitled to be repaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred by him in attending meetings of the Directors or committees of the Directors or general meetings or separate meetings of any class of securities of the Company or otherwise in connection with the discharge of his duties as a Director.

23.2
Any Director who performs services which in the opinion of the Directors go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Directors may determine and such extra remuneration shall be in addition to or in substitution for any ordinary remuneration provided for, by or pursuant to any other Article.

24
Powers and duties of directors

24.1
Subject to the provisions of the Law, the Memorandum, these Articles and any resolutions made in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company.

24.2
No prior act of the Directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles or any direction given by Special Resolution. However, to the extent allowed by the Law, Members may in accordance with the Law validate any prior or future act of the Directors which would otherwise be in breach of their duties.

25
Delegation of powers

Power to delegate any of the directors’ powers to a committee
25.1
The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit, subject to Article 25.3; provided that any committee so formed shall include amongst its members at least two Directors unless otherwise required by applicable law or the rules of the Designated Stock Exchange; provided further that no committee shall have the power or authority to (a) recommend to the Members an amendment of these Articles (except that a committee may, to the extent authorised in the resolution or resolutions providing for the issuance of Shares adopted by the Directors as provided under the laws of Jersey, fix the designations and any of the preferences or rights of such Shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such Shares for, Shares of any other class or classes or any other series of the same or any other class or classes of Shares of the Company); (b) adopt an agreement of merger or consolidation; (c) recommend to the Members the sale, lease or exchange of all or substantially all of the Company’s property and assets; (d) recommend to the Members a dissolution of the Company or a revocation of a dissolution; (e) recommend to the Members an amendment of the Memorandum; or (f) declare a dividend or authorise the issuance of Shares unless the resolution establishing such committee (or the charter of such committee approved by the Directors) permits the committee to so declare or authorize. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

25.2
Unless otherwise permitted by the Directors, a committee must follow the procedures prescribed for the taking of decisions by Directors.

25.3
To the extent requested by the Onex Shareholders, the Baring Shareholders or the Designated Shareholder, each committee of the board of Directors shall include at least one Onex Shareholder Designee, Baring Shareholder Designee and/or Designated Shareholder Designee (as applicable) to the extent required pursuant to the Shareholders Agreement or the Director Nomination Agreement to be appointed as a member of each such committee of the board of Directors unless such designation would violate any legal restrictions on such committee’s composition or the rules of the Designated Stock Exchange (subject in each case to any applicable exceptions, including those for Controlled Companies and any applicable phase-in periods).

Power to appoint an agent of the Company
25.4
The Directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The Directors may make that appointment:

(a)
by causing the Company to enter into a power of attorney or agreement; or

(b)
in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company
25.5
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

25.6
Any power of attorney or other appointment may contain such provision for the protection and convenience of persons dealing with the attorney or authorised signatory as the Directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Management
25.7
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

25.8
The Directors from time to time and at any time may establish any advisory committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such advisory committees or local boards and may appoint any agents of the Company and may fix the remuneration of any of the aforesaid.

25.9
The Directors from time to time and at any time may delegate to any such advisory committee, local board or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local advisory committee or board, or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

25.10
Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretions for the time being vested to them.

25.11
The Directors shall elect, by the affirmative vote of a majority of the Directors then in office, a chairman. The chairman of the board of Directors shall be a Director or an officer of the Company. Subject to the provisions of these Articles and the direction of the Directors, the chairman of the board of Directors shall perform all duties and have all powers which are commonly incident to the position of chairman of a board or which are delegated to him or her by the Directors, preside at all general meetings and meetings of the Directors at which he or she is present and have such powers and perform such duties as the Directors may from time to time prescribe.

26
Disqualification of Directors

26.1
Subject to these Articles, the office of Director shall be vacated, if the Director:

(a)
becomes bankrupt or makes any arrangement or composition with his creditors;

(b)
dies or is found to be or becomes, in the opinion of a registered medical practitioner by whom he is being treated, physically or mentally incapable of acting as a Director;

(c)
resigns his office by notice to the Company in accordance with Articles 21.9 and 21.10;

(d)
is prohibited by applicable law or the Designated Stock Exchange from being a Director;

(e)
without special leave of absence from the Directors, is absent from meetings of the Directors for six consecutive months and the Directors resolve that his office be vacated; or

(f)
is removed from office pursuant to these Articles or any other agreement between the Director and the Company or any of its subsidiaries.

26.2
If the office of Director is terminated or vacated for any reason, he shall thereupon cease to be a member of any committee of the board of Directors of the Company.

27
Meetings of directors

Regulation of directors’ meetings
27.1
Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit.

Calling meetings
27.2
(a) The chairman of the board of Directors, a majority of the Directors or the Secretary on request of a Director or (b) for so long as there are at least four (4) Onex Shareholder Designees, a majority of the Onex Shareholder Designees may at any time summon a meeting of the Directors by twenty-four (24) hour notice to each Director in person, by telephone, facsimile, electronic email, or in such other manner as the Directors may from time to time determine, which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. Notice of a meeting need not be given to any Director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Directors.

Use of technology
27.3
A Director or Directors may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director or Directors are members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

Quorum
27.4
The quorum for the transaction of business at a meeting of Directors (including any adjourned meeting) shall be a majority of the authorised number of Directors, but shall not be less than two. Every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Directors, subject to the provisions of these Articles and other applicable law.

27.5
If a quorum is not present within 15 minutes from the time specified for a meeting of Directors, or if, during a meeting, a quorum ceases to be present, then the meeting shall be adjourned to the same day in the next week at the same time and place or such other day, time and place as the Director(s) calling such meeting may determine.

Voting
27.6
A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman shall not have a casting vote.

27.7
The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

Validity
27.8
Anything done at a meeting of Directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a Director, or was otherwise not entitled to vote.

28
Permissible directors’ interests and disclosure

28.1
Subject to these Articles and the Law, a Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

28.2
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement. Any Director who enters into a contract or arrangement or has a relationship that is reasonably likely to be implicated under this Article 28.2 or that would reasonably be likely to affect a Director’s status as an “Independent Director” under applicable law or the rules of the Designated Stock Exchange shall disclose the nature of his or her interest in any such contract or arrangement in which he is interested or any such relationship. Without limiting the generality of the foregoing:

(a)
the Baring Shareholder Designee, the Onex Shareholder Designees and any Designated Shareholder Designee may hold any position of any kind whatsoever with the Baring Shareholders, the Onex Shareholders or any member of the Shareholder Group (as applicable) and/or any of their respective Affiliates and may maintain any interest of any kind whatsoever, whether directly or indirectly, in the Baring Shareholders, the Onex Shareholders or any member of the Shareholder Group (as applicable) and/or any of their respective Affiliates and/or any Owner Opportunity (as defined below) (such positions and/or interests, as the case may be, hereinafter, together, Owner Interests);

(b)
no Owner Interests shall disqualify any Baring Shareholder Designee, Onex Shareholder Designee or Designated Shareholder Designee from the office of Director, nor shall any contract, transaction or arrangement entered into by or on behalf of the Company in respect of which any Owner Interests may subsist, whether directly or indirectly, be or be liable to be avoided, nor shall any Baring Shareholder Designee, Onex Shareholder Designee or Designated Shareholder Designee be liable to account to the Company for any profit or other gain arising by reason of any Owner Interest and/or any contract, transaction or arrangement entered into by or on behalf of the Company in respect of which any Owner Interest may subsist, whether directly or indirectly;
(c)
each Baring Shareholder Designee, Onex Shareholder Designee and Designated Shareholder Designee shall be at liberty to vote in respect of any contract, transaction or arrangement in which any applicable Owner Interest may subsist, whether directly or indirectly; and

(d)
the Owner Interests shall be deemed to have been disclosed by each Baring Shareholder Designee, Onex Shareholder Designee and Designated Shareholder Designee upon his or her appointment as a Director of the Company and shall be deemed to be sufficient disclosure of the Owner Interests as required under these Articles. Thereafter, it shall not be necessary for a Baring Shareholder Designee, Onex Shareholder Designee or Designated Shareholder Designee to give special or particularized notice of any Owner Interests in respect of any transaction which may involve the Company.

28.3
To the maximum extent permitted by applicable law:

(a)
the Company renounces and waives:

(i)
any interest or expectancy in, or in being offered or presented with an opportunity to participate in; or

(ii)
any right to be informed of:

any business or corporate opportunity that may from time to time be of interest to or known to or be or have been presented to the Baring Shareholders, the Onex Shareholders or any member of the Shareholder Group (as applicable) and/or any of their respective Affiliates and/or any of their officers, directors, agents, stockholders, members, partners and subsidiaries (including specifically, without limiting the generality of the foregoing, each Baring Shareholder Designee, Onex Shareholder Designee and Designated Shareholder Designee (other than the Chief Executive Officer of the Company, the Executive Chairman of the Company (if any) and any other officer or executive officer of the Company)) (each such opportunity, hereinafter, an Owner Opportunity) whether or not such Owner Opportunity is or may be pursued by any Baring Shareholder, any Onex Shareholder or any member of the Shareholder Group (as applicable) and or their respective Affiliates and whether or not such Owner Opportunity may be a business or corporate opportunity the Company might reasonably have pursued or had the ability or desire to pursue if granted the opportunity to do so;
(b)
no Onex Shareholder Designee, Baring Shareholder Designee or Designated Shareholder Designee (other than the Chief Executive Officer of the Company, the Executive Chairman of the Company (if any) and any other officer or executive officer of the Company) (each of such persons, hereinafter, a Relevant Person) shall:

(i)
be required or be under any duty (whether fiduciary or otherwise) to present to or make known to the Company any Owner Opportunity or refrain from, whether directly or indirectly, pursuing, participating in the pursuit of, exploiting or acquiring, any Owner Opportunity; or

(ii)
be liable to the Company for any breach of any fiduciary or other duty, whether as a Director or otherwise, by reason of the fact that such Relevant Person, whether directly or indirectly, acting in good faith, pursues, participates in the pursuit of, exploits or acquires any Owner Opportunity, directs any Owner Opportunity to another person or fails to present any Owner Opportunity, or information regarding any Owner Opportunity, to the Company;

unless such Owner Opportunity is, or has been, expressly offered in writing to the Relevant Person solely in their capacity as Director;
(c)
none of the Baring Shareholders, the Onex Shareholders or any member of the Shareholder Group nor any of their respective Affiliates has any duty to refrain from engaging or investing directly or indirectly in the same or similar business activities or lines of business as the Company or any of its subsidiaries.

28.4
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to reasonable expense reimbursement consistent with the Company’s policies in connection with such Director’s service in his official capacity; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

29
Minutes

29.1
The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)
all appointments of officers made by the Directors;

(b)
the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)
all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

Written resolutions
29.2
The Directors may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)
all Directors are given notice of the resolution;

(b)
the resolution is set out in a document or documents indicating that it is a written resolution;

(c)
all of the Directors:

(i)
sign a document; or

(ii)
sign several documents in the like form each signed by one or more Directors; and

(d)
the signed document or documents is or are delivered to the Company, including, if the Company so nominates by delivery of an Electronic Record, by Electronic means to the address specified for that purpose.

29.3
Such written resolution shall be as effective as if it had been passed at a meeting of the Directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last Director signs.

30
[Reserved]

31
Record Dates

Except to the extent of any conflicting rights attached to Shares, the Directors may fix any time and date as the record date for declaring or paying a dividend or making or issuing an allotment of Shares. The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

32
Dividends

Payment of dividends by directors
32.1
Subject to the provisions of the Law, the Directors may pay dividends in accordance with the respective rights of the Members. Any dividend shall not be a debt owed by the Company until such time as payment of the dividend is made.

32.2
In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)
if the Company has different classes of Shares, the Directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears;

(b)
subject to the provisions of the Law, the Directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment; and

(c)
if the Directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends
32.3
Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off
32.4
The Directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company in relation to a Share.

Power to pay other than in cash
32.5
If the Directors so determine, any resolution determining a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets or the issue of Shares. If a difficulty arises in relation to the distribution, the Directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)
issue fractional Shares;

(b)
fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)
vest some assets in trustees.

How payments may be made
32.6
A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)
if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose, by wire transfer to that bank account; or

(b)
by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

32.7
For the purpose of Article 32.6(a), the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of Article 32.6(b), subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

32.8
If two or more persons are registered as Joint Holders, a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)
to the registered address of the Joint Holder of the Share who is named first on the register of members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)
to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

32.9
Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other monies not to bear interest in absence of special rights
32.10
Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Unclaimed Dividends
32.11
All dividends unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Directors for the benefit of the Company until claimed. Subject to any applicable unclaimed property or other laws, any dividend unclaimed after a period of ten (10) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Directors of any unclaimed dividend or other sums payable on or in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

33
Accounts and audits

Accounting and other records
33.1
The Directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Law.

No automatic right of inspection
33.2
Except as provided in Article 14.1, the Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by applicable law or authorised by the Directors.

Sending of accounts and reports
33.3
The Company’s accounts and associated Directors’ report and auditor’s report (if any) that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)
they are sent to that person in accordance with the notice provisions in Article 39; or

(b)
they are published on a website providing that person is given separate notice of:

(i)
the fact that the documents have been published on the website;

(ii)
the address of the website;

(iii)
the place on the website where the documents may be accessed; and

(iv)
how they may be accessed.

33.4
If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under Article 33.5.

Time of receipt if documents are published on a website
33.5
Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least 14 clear days before the date of the meeting at which they are to be laid if:

(a)
the documents are published on the website throughout a period beginning at least 14 clear days before the date of the meeting and ending with the conclusion of the meeting; and

(b)
the person is given at least 14 clear days’ notice of the meeting.

Validity despite accidental error in publication on website
33.6
If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because by accident:

(a)
those documents are published in a different place on the website to the place notified; or

(b)
they are published for only part of the period from the date of notification until the conclusion of that meeting.

When accounts are to be audited
33.7
The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.

34
Audit

34.1
The Directors or, if authorised to do so, the audit committee of the Directors, may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

34.2
Every auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

35
Seal

Company seal
35.1
The Company may have a seal if the Directors so determine.

Official seal
35.2
Subject to the provisions of the Law, the Company may also have:

(a)
an official seal or seals for use in any place or places outside the Island. Each such official seal shall be a facsimile of the original seal of the Company but shall have added on its face the name of the country, territory or place where it is to be used or the words “branch seal”; and

(b)
an official seal for use only in connection with the sealing of securities issued by the Company and such official seal shall be a copy of the common seal of the Company but shall in addition bear the word “securities”.

When and how seal is to be used
35.3
A seal may only be used by the authority of the Directors. Unless the Directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)
by a Director and the Secretary; or

(b)
by a single Director.

If no seal is adopted or used
35.4
If the Directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)
by a Director and the Secretary; or

(b)
by a single Director; or

(c)
by any other person authorised by the Directors; or

(d)
in any other manner permitted by the Law.

Power to allow non-manual signatures and facsimile printing of seal
35.5
The Directors may determine that either or both of the following applies:

(a)
that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction; and/or

(b)
that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution
35.6
If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the Director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

36
Officers

36.1
Subject to these Articles, the Directors may from time to time appoint any person, whether or not a Director of the Company, to hold the office of the chairman of the board of Directors (which, pursuant to the Director Nomination Agreement, shall be the Executive Chairman of the Company except as otherwise provided therein), the Chief Executive Officer, the President, the Chief Financial Officer, one or more Vice Presidents or such other Officers as the Directors may think necessary for the administration of the Company, for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit.
36.2
The appointee must consent in writing to holding that office.

36.3
Any appointment of a Director to an executive office shall terminate if he ceases to be a Director but without prejudice to any claim for damages for breach of any agreement relating to the provision of the services of such Director.

36.4
Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of Directors.

36.5
If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman or the Directors may nominate one of their number to act in place of the chairman should he ever not be available.

36.6
Subject to the provisions of the Law and Article 36.7, the Directors may also appoint any person, who need not be a Director, as Secretary, for such period and on such terms, including as to remuneration, as they think fit.

36.7
The Secretary must consent in writing to holding that office.

36.8
A Director, Secretary or other Officer of the Company may not hold office, or perform the services, of auditor.

37
Register of Directors and Officers

The Company shall cause to be kept in one or more books at its office a Register of Directors in which there shall be entered the full names and addresses of the Directors and such other particulars as required by the Law.
38
Capitalisation of profits

Capitalisation of profits or of any stated capital account or capital redemption reserve
Subject to the Law and these Articles, the Directors may capitalise any sum standing to the credit of any of the Company’s reserve accounts (including a stated capital account or a capital redemption reserve) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power to the Directors to make such provisions as they think fit for the case of Shares becoming distributable in fractions. The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.
39
Notices

Form of notices
39.1
Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognised courier service, fees prepaid, addressed to the Member at his address as appearing in the Register of Members or, to the extent permitted by all applicable laws and regulations, by electronic means by transmitting it to any electronic number or address or website supplied by the Member to the Company or by placing it on the Company’s Website, provided that, (i) with respect to notification via electronic means, the Company has obtained the Member’s prior express positive confirmation in writing to receive or otherwise have made available to him notices in such fashion, and (i) with respect to posting to Company’s Website, notification of such posting is provided to such Member. In the case of Joint Holders of a Share, all notices shall be given to that one of the Joint Holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the Joint Holders.
39.2
An affidavit of the mailing or other means of giving any notice of any general meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, shall be prima facie evidence of the giving of such notice.

39.3
Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

Signatures
39.4
A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

39.5
An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission
39.6
A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

39.7
A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Delivery of notices
39.8
Any notice or other document, if served by (a) post, shall be deemed to have been served when the letter containing the same is posted, or (b) facsimile, shall be deemed to have been served upon confirmation of successful transmission, or (c) recognised courier service, shall be deemed to have been served when the letter containing the same is delivered to the courier service and in proving such service it shall be sufficient to provide that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier, or (d) electronic means as provided herein shall be deemed to have been served and delivered on the day on which it is successfully transmitted or at such later time as may be prescribed by any applicable laws or regulations.

Giving notice to a deceased or bankrupt Member
39.9
Any notice or document delivered or sent to any Member in accordance with the terms of these Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Member as sole or Joint Holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the Share.

Saving provisions
39.10
A Member present, either in person or by proxy, at any general meeting or at any meeting of the Members holding any class of Shares shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

39.11
Every person who becomes entitled to a Share shall be bound by any notice in respect of that Share which, before his name is entered in the register of members, has been duly given to a person from which he derives his title.

39.12
None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of Directors and written resolutions of Members.

40
Authentication of Electronic Records

Application of Articles
40.1
Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a Director or other Officer of the Company, shall be deemed to be authentic if either Article 40.2 or Article 40.4 applies.

Authentication of documents sent by Members by Electronic means
40.2
An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)
the Member or each Member, as the case may be, signed the original document, and for this purpose original document includes several documents in like form signed by one or more of those Members;

(b)
the Electronic Record of the original document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)
Article 40.7 does not apply.

40.3
For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 40.7 applies.

Authentication of document sent by the Secretary or Officers by Electronic means
40.4
An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)
the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose original document includes several documents in like form signed by the Secretary or one or more of those Officers;

(b)
the Electronic Record of the original document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)
Article 40.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

40.5
For example, where a sole Director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that Director unless Article 40.7 applies.

Manner of signing
40.6
For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision
40.7
A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)
believes that the signature of the signatory has been altered after the signatory had signed the original document;

(b)
believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)
otherwise doubts the authenticity of the Electronic Record of the document;

and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.
41
Information

41.1
No Member, as such, shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or other confidential or proprietary information related to the conduct of the business of the Company and which in the opinion of the Directors would not be in the interests of the members of the Company to communicate to the public.

41.2
The Directors shall be entitled (but not required, except as provided by law) to release or disclose any information in their possession, custody or control regarding the Company or its affairs to any of its Members including, without limitation, information contained in the Register of Members and transfer books of the Company.

42
Indemnity

Indemnity
42.1
To the fullest extent permitted by law, the Company shall indemnify every Director and Officer of the Company or any predecessor to the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer of the Company or any predecessor to the Company, and the successors and assigns of each of the foregoing, and may indemnify any person (other than current and former Directors and Officers) (any such Director or Officer, an Indemnified Person), out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions in connection with the Company other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect. Each Member agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person, or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud or wilful default which may attach to such Indemnified Person.
42.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

42.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other Officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

42.4
Neither any amendment nor repeal of these Articles set forth under this heading of Indemnity (the Indemnification Articles), nor the adoption of any provision of these Articles or Memorandum of Association inconsistent with the Indemnification Articles, shall eliminate or reduce the effect of the Indemnification Articles, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for these Indemnification Articles, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

43
Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall begin on January 1 in each year and shall end on December 31 in such year.
44
Winding up

Distribution of assets in specie
44.1
If the Company is wound up, the liquidator or the Directors, as the case may be, shall, subject to these Articles and any other sanction required by the Law, apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the number of Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the number of Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company.

44.2
If the Company is wound up, the liquidator or the Directors, as the case may be, subject to the rights attaching to any Shares and with the sanction of a Special Resolution of the Company and any other sanction required by the Law, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator or the Directors, as the case may be, may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

Dated the [         ] day of  [         ] 2019.
Signed for and on behalf of Onex Partners IV LP of 190 Elgin Avenue,
George Town, KY1-9005, Cayman Islands
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner
Signature of authorised signatory	Signature of authorised signatory
Print name	Print name
Signed for and on behalf of Onex Partners IV GP LP of 190 Elgin Avenue,
George Town, KY1-9005, Cayman Islands
By: Onex Partners IV GP Limited, its general partner
Signature of authorised signatory	Signature of authorised signatory
Print name	Print name
Witness to above signatures	Signature
[Address]	Print name